                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    October 31, 2006
                                                  Estimated average burden
                                                  hours per response...... 19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08319
                                  ---------------------------------------------

                               ING Partners, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                     151 Farmington Ave., Hartford, CT 06156
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

             John M. DelPrete, Esq., Investors Bank & Trust Company,
                     200 Clarendon Street, Boston, MA 02116
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-860-723-2241
                                                   ----------------------------

Date of fiscal year end:  December 31
                        --------------------------
Date of reporting period: December 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

[GRAPHIC]


ING PARTNERS, INC.

ANNUAL REPORT
DECEMBER 31, 2004


ANNUAL REPORTS FOR THE VARIABLE INVESTMENT OPTIONS (FUNDS) AVAILABLE THROUGH VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY ONE OF THE ING FAMILY OF INSURANCE COMPANIES.

NOT ALL VARIABLE INVESTMENT OPTIONS CONTAINED HEREIN MAY BE AVAILABLE UNDER YOUR CONTRACT OR POLICY. PLEASE REFER TO YOUR PRODUCT PROSPECTUS FOR A LIST OF AVAILABLE INVESTMENT OPTIONS.

[ING LOGO]

                                TABLE OF CONTENTS

         President's Letter                                              1
         Market Perspective                                              2
         Portfolio Managers' Reports                                     4
         Shareholder Expense Examples                                   48
         Financial Highlights                                           57
         Portfolios of Investments                                     123
         Statements of Assets and Liabilities                          190
         Statements of Operations                                      196
         Statements of Changes in Net Assets                           202
         Notes to Financial Statements                                 226
         Report of Independent Registered Public Accounting Firm       248
         Tax Information                                               249
         Director and Officer Information                              250

PROXY VOTING INFORMATION
A description of the policies and procedures that the Registrants use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrants' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Registrants file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrants' Forms N-Q are available on the SEC's website at www.sec.gov. The Registrants' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

- You will see a new section entitled "Shareholder Expense Examples". These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

- In addition to the normal performance tables included in the Portfolio Managers' Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

- Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC's website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

GLOBAL EQUITIES gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the CURRENCY markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. FIXED INCOME markets in the second six months was the curious "curve flattening" trend. Short-term interest rates drifted up as the Federal Open Market Committee ("FOMC") raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. EQUITIES in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 7.2% including dividends, for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

INTERNATIONAL MARKETS had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in LOCAL CURRENCY terms, Europe's markets regained mid-2002 levels. JAPAN EQUITIES rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

EUROPEAN EXCLUDING ("EX") UK MARKETS advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

----------
(1) The MSCI WORLD INDEX measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(4) The STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING AELTUS ENHANCED INDEX PORTFOLIO                   PORTFOLIO MANAGERS' REPORT

The ING Aeltus Enhanced Index Portfolio (formerly, ING DSI Enhanced Index Portfolio, the "Portfolio") seeks to outperform the total return of the Standard & Poor's ("S&P") 500 Index(1), while maintaining a level of market risk. The Portfolio is managed by Hugh T.M. Whelan, Senior Vice President and Doug Cote, Vice President, ING Investment Management Co., Sub-adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV shares returned 9.73%, compared to the Standard & Poor's ("S&P") 500 Index, which returned 10.88%.

PORTFOLIO SPECIFICS: Stock selection in the telecommunication and industrial sectors detracted from performance. The largest positive contributors to performance came from our overweight positions in TXU Corp., UnitedHealth Group, Inc. and Apple Computer, Inc. Among the largest detractors from performance were our overweight position in Ford Motor Co. and our underweight position in Yahoo!, Inc.

Shares of Apple Computer, Inc. continued to soar led by outstanding product sales of iPod and rising earnings forecasts that drove shares up nearly 200% for the year. UnitedHealth Care's leadership position in the industry, strong earnings growth, and new growth-supporting developments such as their partnership with Harvard Pilgrim, the purchase of Oxford and Definity and increasing health savings accounts helped performance over the year. TXU Corp., the largest Texas power supplier, rallied over the course of the year as business restructuring and strong earnings growth drove shares higher. Ford Motor Co. showed promise in the spring and early summer of 2004, as it announced outstanding earnings and investors looked favorably on its new line of cars and plans to reduce costly incentives. However, the financing of vehicles, not the sale of them, drove earnings. As a result, Ford's earnings strength did not last as car sales fell off, incentives continued, capacity remained high, and the outlook for future demand weakened. Our underweight in Yahoo!, Inc. hurt performance as its shares rose 68% over the year. Despite an extremely high valuation, Yahoo!, Inc. enjoyed strong growth over the year as earnings continued to expand on increased advertising revenue. The firm's broad usage, growing number of platforms (music, shopping, maps, and auctions along with basic search functionality) and a renewed interest in internet advertising have propelled shares higher.

Our individual security selection was helped by the effectiveness of our factors historically successful at identifying outperforming stocks, especially free cash flow to price, change in accruals and analyst estimate revision. Long-term price reversal, price momentum, and trailing price-to-earnings ratios did not help in stock selection.

CURRENT STRATEGY AND OUTLOOK: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to moderate early in 2005. The Federal Reserve is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. Earnings are still rising, although we believe at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005.

The Portfolio is overweight in the energy and consumer sectors and underweight in the financials and information technology sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance is driven by individual stock selection.


----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                                              % OF
                                                                                            NET ASSETS       VALUE
                                                                                            ----------       -----
Consumer Non-Cyclical                                                                          21.8%     $  10,301,360
Financial                                                                                      18.4          8,700,651
Technology                                                                                     12.7          6,016,948
Industrial                                                                                     11.7          5,567,437
Consumer Cyclical                                                                              11.1          5,253,908
Communications                                                                                 10.2          4,815,128
Energy                                                                                          7.7          3,670,817
Utilities                                                                                       2.9          1,361,045
Basic Materials                                                                                 2.7          1,261,663
                                                                                               ----      -------------
TOTAL INVESTMENTS                                                                              99.2%     $  46,948,957
                                                                                               ====      =============

[CHART]

                            ING AELTUS ENHANCED
                       INDEX PORTFOLIO - SERVICE CLASS      S&P 500 INDEX
12/10/2001                        $     10,000              $     10,000
12/31/2001                        $      9,915              $     10,071
3/31/2002                         $      9,916              $     10,065
6/30/2002                         $      8,603              $      8,683
9/30/2002                         $      7,098              $      7,152
12/31/2002                        $      7,644              $      7,718
3/31/2003                         $      7,378              $      7,441
6/30/2003                         $      8,521              $      8,549
9/30/2003                         $      8,723              $      8,737
12/31/2003                        $      9,739              $      9,754
3/31/2004                         $      9,886              $      9,919
6/30/2004                         $     10,009              $     10,089
9/30/2004                         $      9,822              $      9,901
12/31/2004                        $     10,708              $     10,815

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                       CLASS I    CLASS S   CLASS ADV
One Year:               10.19%     9.95%      9.73%
Since Inception*:        2.48%     2.26%      2.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING AMERICAN CENTURY SELECT PORTFOLIO                 PORTFOLIO MANAGERS' REPORT

The ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio, the "Portfolio") seeks capital appreciation. The Portfolio is managed by John R. Sykora, Vice President and Senior Portfolio Manager, and Keith Lee, Portfolio Manager, American Century Investment Management, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 4.43%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: For the period from November 8, 2004 (date of portfolio management change) to December 31, 2004, relative to the Portfolio's benchmark, management during the period established overweight stock ownership positions in three sectors -- consumer discretionary, health care and industrials -- that provided the bulk of the Portfolio's excess returns versus the S&P 500 Index.

In consumer discretionary, the Portfolio took an overweight stake in a variety of industries. Those industries included household durables, specialty retailers, internet and catalog retailers and hotels, restaurants and leisure. Within the latter industry, significant stakes in Four Season Hotels, Inc., an operator of luxury hotels and resorts, and Carnival Corp., the world's largest cruise line operator, proved particularly beneficial. Gains in both stocks reflected cyclical improvement in their businesses, and the Portfolio's management remains impressed with improving business models for each.

The Portfolio's largest position, UnitedHealth Group, Inc., contributed the majority of the positive relative performance in the health care industry and led all of its holdings in absolute returns. The Portfolio management team regards UnitedHealth Group, Inc. as a well-managed company poised to take advantage of the drive for increased efficiency among managed health care providers.

In the commercial services industry of the industrials sector, foodservice and business services vendor ARAMARK Corp. generated positive returns, overcoming the National Hockey League work stoppage that has cut into its concessions business.

The Portfolio established underweight positions relative to the S&P 500 Index in the financial, telecommunication services, information technology and consumer staples sectors. Within the financial sector, an overweight position in insurance stocks helped the Portfolio's relative results during the period.

On a relative basis, the performance of various information technology stocks and food product stocks, detracted from results in the period, as did an overweight position in the beverage industry and an underweight position in tobacco stocks.

CURRENT STRATEGY AND OUTLOOK: The American Century Select investment team continues seeking companies with attractive risk/reward characteristics that have the best opportunity to sustain accelerating growth.

Relative to its benchmark, the team does not traditionally own large stakes in energy companies and utilities, two sectors that contributed considerably to the S&P 500 Index's 10.88% gain in 2004.

Energy stocks, however, suffered in November and December, when falling crude oil prices helped boost U.S. equities markets as a whole. The Portfolio has traditionally been underweight in such stocks.

On the other hand, management expresses confidence that health care and pharmaceutical stocks, which struggled during much of 2004, will rebound in 2005. From a broader stock market perspective, the team remains encouraged by the resilience of U.S. consumers and a relatively stable economy, even as the Federal Reserve has raised interest rates and appears likely to continue doing so in the short term.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                                             % OF
                                                                                           NET ASSETS        VALUE
                                                                                           ----------        -----
Consumer Non-Cyclical                                                                         42.9%      $ 105,715,434
Consumer Cyclical                                                                             17.4          42,730,812
Financial                                                                                     14.1          34,637,879
Technology                                                                                    11.8          28,946,459
Communications                                                                                 8.2          20,181,377
Industrial                                                                                     4.1          10,133,516
Energy                                                                                         3.4           8,402,213
                                                                                             -----       -------------
TOTAL INVESTMENTS                                                                            101.9%      $ 250,747,690
                                                                                             =====       =============

[CHART]

                           ING AMERICAN CENTURY
                      SELECT PORTFOLIO - ADVISER CLASS           S&P 500 INDEX
12/10/2001                      $     10,000                     $     10,000
12/31/2001                      $      9,929                     $     10,071
3/31/2002                       $      9,595                     $     10,065
6/30/2002                       $      8,093                     $      8,683
9/30/2002                       $      6,480                     $      7,152
12/31/2002                      $      6,631                     $      7,718
3/31/2003                       $      6,570                     $      7,441
6/30/2003                       $      7,700                     $      8,549
9/30/2003                       $      7,941                     $      8,737
12/31/2003                      $      8,879                     $      9,754
3/31/2004                       $      9,020                     $      9,919
6/30/2004                       $      9,121                     $     10,089
9/30/2004                       $      8,436                     $      9,901
12/31/2004                      $      9,273                     $     10,815

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                         CLASS I    CLASS S   CLASS ADV
One Year:                 5.06%      4.75%      4.43%
Since Inception*:        -1.92%     -2.19%     -2.43%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT

The ING American Century Small Cap Value Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Benjamin Z. Giele, Vice President and Portfolio Manager, and Kevin Laub, Portfolio Manager, American Century Investment Management, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 21.03%, compared to the Standard & Poor's ("S&P") 600 Barra Value Index(1), which returned 23.25% for the same period.

PORTFOLIO SPECIFICS: The stock market demonstrated resilience in 2004, overcoming numerous headwinds to post solid gains. Early on, economic expansion alongside record-low interest rates, tame inflation and flourishing earnings growth set a beneficial backdrop, and the major indices climbed to fresh highs. However, stocks frequently faltered amid challenges such as rising interest rates and record-high oil prices, which generated concern about profit growth. Later, oil prices retreated, consumer confidence and spending rose, and the presidential election passed without incident. All helped stocks rally to their highest level in more than three years.

The Portfolio's position in the information technology sector provided the greatest contribution to relative performance during fiscal year, an outcome made possible by effective security selection in a group that underperformed the rest of the small-cap value universe. Electronic equipment and instruments companies added the most value, followed by semiconductors and semiconductor equipment firms. We were especially discriminating in the latter group, and underweight exposure helped at a time when many of these companies declined.

Better selection also played a role in the superior relative finish of our health care stake. Investments in the health care equipment and supplies industry provided the most lift and produced the period's top-contributing stock. Dade Behring Holdings, Inc. makes equipment and reagents for research and laboratory testing. As its products gained market share, its stock appreciated nicely.

Exposure to the consumer staples sector also bolstered results, led by our interest in food and staples retailers and food products companies. In each case, better selection proved pivotal.

The energy sector was another relative bright spot at a time when this group recorded powerful absolute returns. We were well represented in the energy equipment and services industry, and one noteworthy name was Cal Dive Intl., Inc., which provides services for offshore rigs. During the year, the company enjoyed revenue increases driven by higher oil and gas production and surging oil prices. Our significantly larger stake made this one of the period's top-contributing stocks.

On the downside, the materials sector detracted the most from relative performance. Limited exposure to metals and mining companies, proved costly. Many firms booked strong gains -- on average, the group advanced more than 70% during the period -- as their stocks rose in line with commodity prices. Still, that trend likely is not sustainable, and most of these companies did not merit inclusion in the portfolio based on our value criteria -- frequently, they were too expensive or fundamentally unattractive. Consequently, our relatively lighter weight slowed performance.

Elsewhere, we experienced some individual setbacks. One holding that fell short, from the consumer discretionary sector, was Superior Industries Intl., Inc., a leading supplier of aluminum wheels. During the year, the company encountered difficulty with competitive pressures and transitional start-up costs. Those developments caused the stock to fall, and this holding was represented in the Portfolio, but not the Index, a factor that weighed on performance.

CURRENT STRATEGY AND OUTLOOK: We remained true to our bottom-up approach that mandates evaluation of each stock individually and on its own merits. To meet our investment objective of providing long-term capital growth, with income as a secondary objective, we continue to seek out smaller, fundamentally sound companies that appear to be undervalued by the market.

----------
(1) The S&P 600 BARRA Value Index is a capitalization-weighted index of all stocks in the Standard & Poors Smallcap 600 that have low book-to-price ratios. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                                             % OF
                                                                                           NET ASSETS        VALUE
                                                                                           ----------        -----
Industrial                                                                                    21.2%      $  15,180,155
Financial                                                                                     17.8          12,697,206
Consumer Cyclical                                                                             16.0          11,395,627
Consumer Non-Cyclical                                                                         11.2           8,003,450
Technology                                                                                     9.0           6,454,980
Basic Materials                                                                                5.8           4,164,388
Utilities                                                                                      5.0           3,563,880
Energy                                                                                         5.0           3,542,747
Communications                                                                                 4.0           2,882,586
Funds                                                                                          3.8           2,736,748
                                                                                              ----       -------------
TOTAL INVESTMENTS                                                                             98.8%      $  70,621,767
                                                                                              ====       =============

[CHART]

                         ING AMERICAN CENTURY SMALL                S&P BARRA
                    CAP VALUE PORTFOLIO - SERVICE CLASS         600 VALUE INDEX
5/1/2002                        $     10,000                     $     10,000
6/30/2002                       $      9,550                     $      9,064
9/30/2002                       $      7,730                     $      7,361
12/31/2002                      $      8,151                     $      7,704
3/31/2003                       $      7,751                     $      7,240
6/30/2003                       $      9,201                     $      8,659
9/30/2003                       $      9,652                     $      9,251
12/31/2003                      $     11,044                     $     10,596
3/31/2004                       $     11,691                     $     11,255
6/30/2004                       $     12,091                     $     11,660
9/30/2004                       $     11,927                     $     11,501
12/31/2004                      $     13,401                     $     12,996

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                        CLASS I    CLASS S    CLASS ADV
One Year:                21.61%     21.34%      21.03%
Since Inception*:        11.85%     11.59%      11.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

ING BARON SMALL CAP GROWTH PORTFOLIO                  PORTFOLIO MANAGERS' REPORT

The ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio managed by Ronald Baron, Chief Executive Officer, Chief Investment Officer and Chairman, BAMCO, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 27.58%, compared to the Russell 2000 Index(1), which returned 18.33% for the same period.

PORTFOLIO SPECIFICS: ING Baron Small Cap Portfolio's Class ADV Shares gained 27.58% during 2004, outperforming the Russell 2000 Index and Morningstar's average Small Cap Growth Fund, which were up 18.33% and 12.09% respectively. We continue to focus on well-managed, small-company, growth businesses that we believe have big opportunities and significant barriers to entry.

Sectors that had the most positive contribution over the one year period include recreation and resorts, health care/insurance, financial services/brokerage and exchanges, financial services/miscellaneous and real estate.

The Portfolio's investments in the financial sector also made a significant contribution. Our investments benefited from the growth of electronic trading and the fourth-quarter rebound in financial markets.

The real estate sector performed well, as the continued low interest rate environment provided a source of attractive funding in the property acquisition market, while also making real estate assets appear attractive to investors relative to fixed income alternatives. In addition, the gradually improving economy resulted in reduced unemployment, which helped drive down commercial property vacancy rates.

The media sector was the only group that detracted from performance in a meaningful way during the year ended December 31, 2004. Media stocks underformed the overall market in 2004 due to generally sluggish advertising trends last year. "New" media such as the Internet and cable television enjoyed strong advertising growth and stock performance, whereas more traditional media such as radio and broadcast TV faced low single digit core advertising growth and poor stock performance. In addition, concerns about new competition, such as satellite radio, hurt the performance of traditional media stocks in 2004.

Wynn Resorts Ltd. rose 124% and contributed the most to the Portfolio's gain in 2004. The market seems to be anticipating the opening of Wynn Las Vegas in April of 2005. The company also broke ground in Macau on a new casino after the local government passed new legislation governing credit-granting procedures. Earlier this year, a less-elaborate property (owned by Venetian Resorts) opened to huge crowds. Since business at that property continues to be strong, we are very optimistic that Wynn's property will succeed as well.

Chicago Mercantile advanced 216% and was the second largest contributor to the Portfolio's gain in 2004. Chicago Mercantile experienced healthy volume trends across all categories of its core financial futures products, with particular strength in its interest ate and foreign exchange areas.

There were very few stocks that had a meaningfully negative on the Portfolio during the year. Three stocks that were down for the year were Krispy Kreme Doughnuts, Inc., Select Comfort Corp. and 99 Cents Only Stores.

CURRENT STRATEGY AND OUTLOOK: While the overall market was up significantly in 2004, small cap stocks outperformed and experienced an exceptional year. The uncertainty associated with the elections dissipated, resulting in a strong fourth quarter of 2004. Employment growth accelerated as businesses became more confident in the economy and although Interest rates rose they remain at very low levels.

Baron invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at very healthy and sustainable rates and we expect that their share prices will continue to reflect their attractive prospects

----------
(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Cyclical                                                        30.4%  $    48,969,395
Consumer Non-Cyclical                                                    27.4        44,225,813
Financial                                                                12.6        20,266,760
Communications                                                            8.6        13,928,986
Energy                                                                    5.3         8,523,450
Industrial                                                                4.1         6,578,800
Technology                                                                1.5         2,399,780
Utilities                                                                 1.3         2,014,320
Basic Materials                                                           1.2         1,955,200
                                                                         ----   ---------------
TOTAL INVESTMENTS                                                        92.4%  $   148,862,504
                                                                         ====   ===============

[CHART]

                                ING BARON SMALL CAP GROWTH
                                PORTFOLIO - SERVICE CLASS       RUSSELL 2000 INDEX
5/1/2002                              $      10,000                $     10,000
6/30/2002                             $       9,610                $      9,057
9/30/2002                             $       8,710                $      7,092
12/31/2002                            $       8,760                $      7,499
3/31/2003                             $       8,520                $      7,136
6/30/2003                             $      10,031                $      8,777
9/30/2003                             $      10,581                $      9,547
12/31/2003                            $      11,692                $     10,902
3/31/2004                             $      12,623                $     11,584
6/30/2004                             $      12,852                $     11,639
9/30/2004                             $      12,842                $     11,306
12/31/2004                            $      14,962                $     12,899

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
Since Inception*:                 28.28%       27.97%        27.58%
Since Inception*:                 16.57%       16.28%        15.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

ING GOLDMAN SACHS CAPITAL GROWTH PORTFOLIO            PORTFOLIO MANAGERS' REPORT

The ING Goldman Sachs Capital Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by Herbert Elhers, Managing Director Goldman Sachs Investment Management, L.P., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 8.49% compared to the Standard and Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: The stocks of high-quality technology companies in the Portfolio performed well. Contributors to performance included QUALCOMM, Inc. (3.3% of the portfolio), Dell, Inc. (3.4%), Microsoft Corp. (4.2%), Yahoo!, Inc. (0.4%) and eBay, Inc. (1.3%). The Portfolio's consumer staples businesses, PepsiCo, Inc. (3.4%), Avon Products, Inc. (1.9%), and Wm. Wrigley Jr. Co. (1.8%), were also top contributors. After sustaining a difficult 2003, the Portfolio's consumer businesses were up sharply in 2004. While investors primarily focused on more speculative companies in 2003, consumer businesses lagged due to the rotation away from their area of the market. During this period, we maintained our conviction in these consumer businesses and added to the Portfolio's positions on attractive valuations.

The Portfolio's exposure to the media sector was a drag on performance during the year. Clear Channel Communications, Inc. (0.6%) and Viacom, Inc. (3.0%) were weak, as companies exposed to the radio market underperformed. Local radio continued to perform reasonably well, growing revenues by a low single-digit rate over the year. In fact, local radio revenues were flat or up every month in 2004. However, national radio struggled as automotive, retailers, and telecommunications companies spent less money in 2004 in comparison to 2003. This was partially due to structural issues, such as poor automotive sales, but also due to economic reasons, as national advertising tends to be more cyclical. We remain confident that Clear Channel's business can rebound as it made changes to its advertising structure, which we feel should result in less ad time and firmer pricing.

CURRENT STRATEGY AND OUTLOOK: We are pleased that many companies in the Portfolio have used their financial strength to increase shareholder value this year. For example, managements of your Portfolio holdings have announced meaningful stock repurchases and dividend increases. These actions are not particularly surprising to us as we have constructed portfolios composed of high-quality businesses. These businesses are characterized by sustainable earnings and cash flow growth, strong balance sheets, and are led by managements who have a history of allocating capital rationally. In fact, every company in the Portfolio generates free cash flow. We believe that a moderation in economic and profit growth in 2005 should give us the positive backdrop to outperform, as investors should be driven to the more predictable growth stories and hence by definition, quality firms.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Non-Cyclical                                                    27.2%  $   25,867,052
Communications                                                           26.3       25,057,751
Financial                                                                14.3       13,616,913
Consumer Cyclical                                                        13.6       12,991,350
Technology                                                               13.4       12,776,914
Industrial                                                                4.1        3,897,782
Energy                                                                    0.6          541,716
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        99.5%  $   94,749,478
                                                                         ====   ==============

[CHART]

                                ING GOLDMAN SACHS CAPITAL GROWTH
                                   PORTFOLIO - SERVICE CLASS          S&P 500 INDEX
12/10/2001                               $     10,000                 $      10,000
12/31/2001                               $      9,920                 $      10,071
3/31/2002                                $      9,724                 $      10,065
6/30/2002                                $      8,265                 $       8,683
9/30/2002                                $      6,940                 $       7,152
12/31/2002                               $      7,456                 $       7,718
3/31/2003                                $      7,242                 $       7,441
6/30/2003                                $      8,195                 $       8,549
9/30/2003                                $      8,409                 $       8,737
12/31/2003                               $      9,220                 $       9,754
3/31/2004                                $      9,362                 $       9,919
6/30/2004                                $      9,478                 $      10,089
9/30/2004                                $      9,135                 $       9,901
12/31/2004                               $     10,026                 $      10,815

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                          9.08%        8.74%         8.49%
Since Inception*:                  0.31%        0.08%         0.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING GOLDMAN SACHS CORE(SM) EQUITY PORTFOLIO           PORTFOLIO MANAGERS' REPORT

The ING Goldman Sachs Core Equity Portfolio (the "Portfolio") seeks long-term growth of capital and dividend income. The Portfolio is managed by a team of investment professionals led by Robert C. Jones, Managing Director, Goldman Sachs Asset management, L.P., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 12.76% compared to the Standard and Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: In managing the CORE(SM) products, we do not take size or sector bets. We hope to add value versus each Portfolio's respective benchmark index by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolio's sources of returns.

The Portfolio outperformed the S&P 500 Index for the year ended December 31, 2004. Returns to the CORE investment themes were all positive for the period. Valuation and Earnings Quality were the biggest positive contributors to relative returns, as inexpensive companies with cash-based sources of earnings outperformed their industry counterparts. Momentum also contributed significantly, followed by Analyst Sentiment and Profitability. Management Impact was slightly positive for the period.

In sectors, stock selection was positive in seven of the ten sectors for the year. The Portfolio's holdings in the Financials sector outperformed their peers in the benchmark most. Holdings in the consumer staples and information technology sectors also contributed positively to relative performance. Meanwhile, holdings in the industrials sector detracted most relative to the benchmark for the period.

CURRENT STRATEGY AND OUTLOOK: Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS         VALUE
                                                                   ----------         -----
Consumer Non-Cyclical                                                    26.5%  $    29,952,770
Financial                                                                19.4        21,998,018
Communications                                                           15.0        16,943,402
Technology                                                               11.9        13,403,959
Industrial                                                                9.5        10,763,556
Energy                                                                    7.7         8,677,743
Consumer Cyclical                                                         6.9         7,844,212
Utilities                                                                 1.9         2,093,959
Basic Materials                                                           1.4         1,617,978
                                                                        -----   ---------------
TOTAL INVESTMENTS                                                       100.2%  $   113,295,597
                                                                        =====   ===============

[CHART]

                                ING GOLDMAN SACHS CORE EQUITY
                                  PORTFOLIO - SERVICE CLASS       S&P 500 INDEX
5/1/2003                                 $    10,000              $      10,000
6/30/2003                                $    10,730              $      10,635
9/30/2003                                $    11,161              $      10,869
12/31/2003                               $    12,442              $      12,135
3/31/2004                                $    12,782              $      12,340
6/30/2004                                $    13,022              $      12,552
9/30/2004                                $    12,873              $      12,317
12/31/2004                               $    14,061              $      13,454

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         13.32%       13.00%         12.76%
Since Inception*:                 22.93%       22.60%         22.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/1/2003.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO          PORTFOLIO MANAGERS' REPORT

The ING JPMorgan Fleming International Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by James Fisher, Peter Harrison and Tim Leask, J.P. Morgan Fleming Asset Management Limited, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I and Class ADV Shares returned 18.89% and 18.34%, respectively, compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(1), which returned 20.70% for the same period.

PORTFOLIO SPECIFICS: For the year as a whole, the Portfolio slightly underperformed the Index, as strong stock selection in materials and consumer staples sectors was offset by an underweight in utilities and sub-par stock selection in consumer discretionaries. Materials and consumer staples were both positive contributors for the year. Other noteworthy contributors to full-year performance included a lack of exposure to AstraZeneca and British Land, which rose 60%, reflecting the ongoing strength in the U.K. real estate market.

On the downside, we were underweight utilities, which was the strongest sector for the year. While holdings of BMW AG, Compass and Philips Electronics North American Corp. undermined our performance in consumer discretionaries. Despite posting a 9 1/2% increase in global sales, BMW AG shares did nothing for the year. Concerns about the impact of a weak dollar and sluggish economic conditions in Western Europe held back the stock.

CURRENT STRATEGY AND OUTLOOK: While the outlook for global growth in 2005 is not as positive as in 2004, we believe that corporate profits are likely to grow in the year ahead. Valuations for equities are still attractive, with earnings yields higher than bond yields in many geographies.

However, with earnings growth likely to be scarcer in the year ahead and with market valuations differentiating little between the high-return companies and their lower-returning peers, we believe we have an opportunity to add value by identifying growth companies that are yet to command a premium for that growth.

By geography, we continue to find equities more attractively valued outside of the U.S., but the devaluation of the dollar has made this valuation differential less pronounced. We continue to believe that economic growth will remain stronger in Asia, though we have become a little more cautious on Japan, noting recent economic weakness in that country. In aggregate, the Portfolio remain modestly tilted towards economically sensitive names, but with an increasing focus on companies where we have a high degree of confidence in their ability to grow earnings.

----------
(1) Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Financial                                                                24.9%  $   144,131,051
Consumer Non-Cyclical                                                    21.7       125,234,136
Industrial                                                               13.6        78,565,989
Communications                                                            9.7        56,192,635
Consumer Cyclical                                                         9.3        53,737,738
Energy                                                                    9.2        52,913,730
Basic Materials                                                           5.7        33,068,004
Technology                                                                2.6        14,834,980
Utilities                                                                 1.7         9,988,979
                                                                         ----   ---------------
TOTAL INVESTMENTS                                                        98.4%  $   568,667,242
                                                                         ====   ===============

[CHART]

                                    ING JPMORGAN FLEMING
                           INTERNATIONAL PORTFOLIO - INITIAL CLASS
                                  (FORMERLY THE ING SCUDDER
                                INTERNATIONAL GROWTH PORTFOLIO)         MSCI EAFE INDEX
11/28/97                                  $    10,000                    $      10,000
6/30/98                                   $    12,277                    $      11,712
12/31/98                                  $    12,098                    $      12,141
6/30/99                                   $    13,390                    $      12,640
12/31/99                                  $    19,164                    $      15,455
6/30/2000                                 $    17,480                    $      14,827
12/31/2000                                $    15,409                    $      13,265
6/30/2001                                 $    12,769                    $      11,328
12/31/2001                                $    11,260                    $      10,421
6/30/2002                                 $    11,024                    $      10,132
12/31/2002                                $     9,224                    $       8,595
6/30/2003                                 $     9,743                    $       9,255
12/31/2003                                $    11,938                    $      11,627
6/30/2004                                 $    12,359                    $      12,192
12/31/2004                                $    14,192                    $      14,025

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         18.89%       18.65%         18.34%
Five Year:                        -5.82%           -              -
Since Inception*:                  5.06%        7.17%          6.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I commenced operations on 11/28/1997, Class S, and Class ADV commenced operations on 12/10/2001.

ING JPMORGAN MID CAP VALUE  PORTFOLIO               PORTFOLIO  MANAGERS'  REPORT

The ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by a team of investment professionals led by Jonathan K.L. Simon, Chief Investment Officer, J.P. Morgan Investment Management, Inc., the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 20.31% compared to the Russell Midcap Value Index(1), which returned 23.71% for the same period.

PORTFOLIO SPECIFICS: 2004 was another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices, and the twin deficits. Greenspan raised the federal funds rate five times since June, but long-term interest rates actually declined and forced a flattening of the yield curve. Mid caps outperformed large caps, as the S&P MidCap Index returned 16.5% over the period. The Portfolio posted a solid gain for the full year, but slightly trailed its benchmark, the Russell Midcap Value Index, which returned 23.71% for the same period. The majority of the relative underperformance came in the fourth quarter as the market saw strong reversal from high-quality to low-quality stocks. This development hindered the Portfolio's performance, as our overriding focus is on quality and value.

The largest contributor to the Portfolio's total return for the year was Florida Rock Industries, Inc. The company reported strong fiscal 2004 results with earnings of 48.3%. In addition, the stock gained following the company's announcement of a special $1 per share dividend on October 1. While the insurance industry has been hit with investigations by the New York Attorney General Eliot Spitzer, one of the Portfolio's top contributors was Assurant, Inc. The company was not involved in any of the scandals that plagued the sector and reported third quarter earnings that were above street estimates. We continue to like the stock, because its four business segments that operate across diverse areas of the insurance market provide stable cash flow through various economic cycles. Another large contributor was Kinder Morgan, Inc., which reported record quarterly earnings with EPS increasing 11% in the second quarter and 17% in the third quarter. In addition, the company announced that it would sell its TransColorado pipeline to Kinder Morgan Energy Partners and use the proceeds to pay down debt and expand its stock buy-back program.

Although a significant number of the Portfolio's holdings saw double digit returns, there were some weak performers, particularly in our consumer discretionary sector, which hindered performance. Amongst the names that disappointed were Gannett Co. and Knight Ridder, Inc. The media sector has faced a soft advertising environment this year resulting in poor performance by these names. In regards to Gannett, the company missed third-quarter earnings and its management gave a cautious outlook for 2005. While 2004 did not meet expectations, we believe in the company's long-term fundamentals and strong management team. Knight Ridder's significant exposure to retail advertising hindered the company's earnings in 2004 as department stores advertising spending was lackluster. As result, the company's revenues trailed most of the industry averages. However, looking forward Knight Ridder will face easier comparisons than its peer group as advertising spending rebounds. Another large detractor from performance was Crane Co. which faced unresolved asbestos claims related to its valve business as well as operational issues which resulted in a lowering of guidance. However, the stock regained some ground in early November as the company announced a proposed settlement for all current and future asbestos related charges.

CURRENT STRATEGY AND OUTLOOK: The continuing key themes in 2005 will be earnings growth, long-term interest rates, and oil prices. Earnings growth is projected to decrease from its 2004 pace, and long-term interest rates will likely rise over the year. Current high equity valuations could be supported if companies continue to beat earnings growth projections, which are forecasted at a 10% rate for 2005. The twin deficits and falling U.S. dollar continue to make headlines and will likely be a key factor in the future as well. The fact that corporations are sitting on a hoard of cash is promising for the equity market in 2005. Irrespective of the economic outcome the companies in which we invest should continue to do very well.

----------
(1) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Financial                                                                26.5%  $   32,977,039
Consumer Cyclical                                                        18.5       23,039,486
Industrial                                                               11.5       14,386,054
Consumer Non-Cyclical                                                    10.7       13,330,520
Communications                                                            8.3       10,371,354
Energy                                                                    8.1       10,078,100
Basic Materials                                                           5.1        6,334,706
Utilities                                                                 4.7        5,846,658
Technology                                                                3.4        4,242,297
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        96.8%  $  120,606,214
                                                                         ====   ==============

[CHART]

                                  ING JPMORGAN MID CAP           RUSSELL MID CAP
                            VALUE PORTFOLIO - SERVICE CLASS        VALUE INDEX
5/1/2002                             $     10,000                  $    10,000
6/30/2002                            $      9,520                  $     9,491
9/30/2002                            $      8,601                  $     7,787
12/31/2002                           $      9,247                  $     8,338
3/31/2003                            $      9,077                  $     7,999
6/30/2003                            $     10,339                  $     9,431
9/30/2003                            $     10,810                  $     9,991
12/31/2003                           $     12,026                  $    11,511
3/31/2004                            $     12,704                  $    12,127
6/30/2004                            $     12,927                  $    12,337
9/30/2004                            $     13,181                  $    12,551
12/31/2004                           $     14,503                  $    14,241

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         20.88%       20.59%         20.31%
Since Inception*:                 15.23%       14.93%         14.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO              PORTFOLIO MANAGERS' REPORT

The ING MFS Capital Opportunities Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by S. Irfan Ali and Kenneth Enright, Portfolio Managers, Massachusetts Financial Services Company ("MFS"), Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I and Class ADV Shares provided a total return of 12.88% and 12.36%, respectively, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the 12-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq -- and for a time it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. At MFS(R), we believed that as the year came to a close, the global economy was still in the midst of a sustainable broad-based recovery.

Relative to the Portfolio's benchmark, the S&P 500 Index, stocks in the utilities and communications, basic materials, and health-care sectors were the strongest contributors to the Portfolio's outperformance of its benchmark over the 12-month period.

Stock selection and to a lesser extent our overweighting in the utilities and communications sector most benefited overall returns. AT&T Wireless was the Portfolio's strongest relative performer, and returns on the Portfolio's holdings of long-distance telephone and wireless service Sprint were also solid. The Portfolio's overweighted position of the Texas utility TXU Corp. also boosted returns.

In the basic materials sector, Owens-Illinois, Inc., a manufacturer of packaging products, helped boost returns, as did the decision to own the Brazilian mining company Companhia Vale Do Rio Doce; both stocks are not in the S&P 500 Index.

Avoidance of semiconductor giant, Intel Corp., whose stock declined over the period, also boosted returns, as did the Portfolio's underweighting of pharmaceutical company Pfizer, Inc. in the health-care sector.

Leisure and technology were the Portfolio's weakest-performing sectors over the period. In the leisure sector, stock selection, and to a lesser extent, an overweighting of the sector, detracted from relative results. Our overweighted position in media giant Viacom, Inc. was the largest single detractor from the Portfolio's performance.

In the technology sector, stock selection and our overweighted position detracted from returns. Among individual stocks, our slight overweighted position in the semiconductor company PMC-Sierra hurt results when the company's profits fell amid a slowdown in the chip industry. Our holdings of Nortel Networks Corp., a global maker of telecommunications equipment, and Linux software provider Red Hat, Inc. -- both stocks not in our benchmark -- also hurt the Portfolio's relative performance.

Other individual detractors were the Portfolio's avoidance of Exxon Mobil Corp., its holdings of the retailer Rite Aid Corp., a stock not in the benchmark, and an overweight position in Tenet Healthcare Corp.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Communications                                                           24.7%  $   58,073,533
Consumer Non-Cyclical                                                    21.7       51,217,093
Financial                                                                14.1       33,205,061
Technology                                                               13.3       31,362,655
Industrial                                                                8.2       19,290,596
Consumer Cyclical                                                         8.2       19,286,577
Energy                                                                    4.3       10,160,795
Basic Materials                                                           2.5        5,815,522
Utilities                                                                 1.0        2,272,828
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        98.0%  $  230,684,660
                                                                         ====   ==============

[CHART]

                                 ING MFS CAPITAL OPPORTUNITIES
                                   PORTFOLIO - INITIAL CLASS          S&P 500 INDEX
11/28/97                                  $     10,000                $      10,000
6/30/98                                   $     12,045                $      11,973
12/31/98                                  $     12,854                $      13,077
6/30/99                                   $     15,238                $      14,697
12/31/99                                  $     19,126                $      15,828
6/30/2000                                 $     20,641                $      15,761
12/31/2000                                $     18,032                $      14,386
6/30/2001                                 $     15,795                $      13,425
12/31/2001                                $     13,568                $      12,676
6/30/2002                                 $     10,891                $      10,929
12/31/2002                                $      9,475                $       9,715
6/30/2003                                 $     10,796                $      10,760
12/31/2003                                $     12,136                $      12,277
6/30/2004                                 $     12,592                $      12,699
12/31/2004                                $     13,699                $      13,612

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         12.88%       12.63%         12.36%
Five Year:                        -6.46%           -              -
Since Inception*:                  4.54%       -0.04%         -0.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I commenced operations on 11/28/1997, Class S, and Class ADV commenced operations on 12/10/2001.

ING OPCAP BALANCED VALUE PORTFOLIO                    PORTFOLIO MANAGERS' REPORT

The ING OpCap Balanced Value Portfolio (the "Portfolio") seeks capital growth. The Portfolio is managed by a team of investment professionals led by Colin Glinsman, CPA, Chief Investment Officer, OpCap Advisors LLC, the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 10.00%, compared to the Composite Index (60% Standard & Poor's ("S&P") 500 Index(1) and 40% Lehman Brothers Government/Corporate Intermediate Bond Index(2)) and the S&P 500 Index, which returned 7.74% and 10.88%, respectively, for the same period.

PORTFOLIO SPECIFICS: Despite strong equity returns in 2003, investors' risk tolerance fell in the early part of 2004 with the February terrorist attack in Spain and several other geo-political events. As time when on, however, investors were lured back to the market. With the economic recovery proceeding smoothly, job growth returning, and the fear of deflation subsiding, the market barely reacted when the Federal Reserve Board ("Fed") followed through on its well telegraphed plan to increase the fed funds rate by 25 basis points on June 30.

Although the Fed raised rates twice in the third quarter (generally a sign of economic growth), other indicators by late summer pointed to a soft patch in the recovery. In addition, investors were increasingly concerned about a weakening U.S. dollar, the rising cost of oil, and the presidential election. Nonetheless, the market finished the year strong, with most major indexes posting significant increases for the final quarter and the year. While growth led the December rally, value indexes finished on top for both the quarter and the full year.

The Portfolio invests in stocks for appreciation and bonds for income. On December 31, 2004 about 72% of the Portfolio's assets were invested in stocks, 25% in bonds, and 3% in cash equivalents.

We clearly expected that the economy would strengthen this year and that all bond yields would be higher at the end of the year. Despite economic improvement and five rate hikes by the Fed since June that sent shorter-term bond yields considerably higher, yields on bonds with longer maturities actually declined during the year. Inflation, though rising, was still not spiraling out of control, which supported the long end of the yield curve. Furthermore, investors viewed the spike in oil prices as an economic impediment rather than a contributor to inflation. Finally, foreign central banks continued to buy government bonds en masse with the surplus of dollars which they have accumulated as a result of the weakening dollar and consequent trade imbalances. The Portfolio's positioning remains unchanged.

The Portfolio maintained a very short duration during the year in anticipation of higher interest rates. The Portfolio was predominantly invested in short-term corporate bonds, which provided incremental yield over comparable Treasury positions.

Strong stock selection in the healthcare sector was a significant aid to relative performance. Health benefits providers Aetna, Inc. and WellPoint, Inc. each experienced gains of over 50% during 2004. Quest Diagnostics, Inc., a diagnostic testing services provider, also saw substantial price appreciation.

To the contrary, the energy sector was somewhat of a detractor from performance. While ConocoPhillips, BP PLC, and ChevronTexaco Corp. each saw some price appreciation during the year, the timing of the Portfolio's energy investments led to it missing a large run-up earlier in the period. Overall, energy was the best performing portion of the U.S. equity market in 2004.

CURRENT STRATEGY AND OUTLOOK: With an economy that continues to expand despite numerous hurdles, and with a market valuation that appears quite reasonable and perhaps even cheap, we believe bright prospects lie ahead for the stock market in 2005. Equity returns, in our view, will be driven by continued earnings growth and multiple expansion to levels that are more consistent with other fundamental metrics.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Financial                                                                23.0%  $   38,554,262
Consumer Non-Cyclical                                                    15.0       25,264,750
Consumer Cyclical                                                        13.8       23,186,598
Communications                                                           12.3       20,717,332
Energy                                                                   10.7       18,056,320
Basic Materials                                                           9.5       15,970,390
Technology                                                                7.0       11,699,526
Industrial                                                                5.0        8,381,736
Government                                                                0.9        1,468,732
Utilities                                                                 0.2          378,834
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        97.4%  $  163,678,480
                                                                         ====   ==============

[CHART]

                                   ING OPCAP BALANCED
                             VALUE PORTFOLIO - SERVICE CLASS      S&P 500 INDEX
12/10/2001                            $      10,000               $      10,000
12/31/2001                            $       9,880               $      10,071
3/31/2002                             $       9,641               $      10,065
6/30/2002                             $       8,143               $       8,683
9/30/2002                             $       7,048               $       7,152
12/31/2002                            $       7,783               $       7,718
3/31/2003                             $       7,767               $       7,441
6/30/2003                             $       8,696               $       8,549
9/30/2003                             $       9,316               $       8,737
12/31/2003                            $      10,142               $       9,754
3/31/2004                             $      10,529               $       9,919
6/30/2004                             $      10,596               $      10,089
9/30/2004                             $      10,597               $       9,901
12/31/2004                            $      11,188               $      10,815

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         10.58%       10.32%         10.00%
Since Inception*:                  4.00%        3.74%          3.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING OPPENHEIMER GLOBAL PORTFOLIO                      PORTFOLIO MANAGERS' REPORT

The ING Oppenheimer Strategic Income Portfolio (formerly, ING MFS Global Growth Portfolio, the "Portfolio") seeks capital appreciation. The Portfolio is managed by William L. Wilby, Senior Vice President and Senior Investment Officer, Director of Equities, and Rajeev Bhaman, Vice President, OppenheimerFunds, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 14.71% compared to the Morgan Stanley Capital International ("MSCI") MSCI All Country World Free Index(1), which returned 15.75% for the same period.

PORTFOLIO SPECIFICS: The focus of the portfolio managers since November 8, 2004 has been to invest the Portfolio's assets according to our theme approach to investing. The portfolio managers focus on companies they believe can benefit from trends in four core themes -- mass affluence, new technology, restructuring, and demographic shifts, including aging. From an economic standpoint, a clear and undisputed election in the U.S., and continued good news on the global economy helped pave the way for strong performance during the reporting period.

The year also saw some notable performance in some of the weaker areas of the Organization for Economic Co-operation and Development (OECD). Japan, for example, continues to enjoy a remarkable turnaround, emerging largely unaffected from China's efforts to slow its overheated economy and a stock-market pullback following the Yen's calendar second-quarter rally. In Europe, some companies successfully negotiated concessions from labor unions, a sign that the long-needed restructuring on the continent is finally gaining some momentum.

The Portfolio performed well during the reporting period. The strong performance of the Portfolio was primarily driven by our overweight in technology. The Portfolio is typically overweight technology as a result of the portfolio managers' theme driven approach. From a thematic perspective, the consumer discretionary (Mass Affluence) and information technology (New Technology) sectors added to performance during the quarter. On the downside, healthcare (Aging) was our worst performing sector. In spite of strong stock selection in the healthcare sector, our overweight in this poorly performing sector ended up detracting from the Portfolio's relative performance. From a country perspective, the U.S. and India were the best performing countries. On the downside, Italy and Spain were the greatest detractors to relative performance. However, in both of these cases it was the Portfolio's underexposure (and not stock selection) that hurt performance. Both Italy and Spain performed extremely well in the Index and the Portfolio currently holds only one stock in each market, resulting in underperformance in those two countries.

CURRENT STRATEGY AND OUTLOOK: Going into 2005, we remain optimistic given the continued, synchronized global economic expansion. The portfolio managers believe many of the ingredients of strong equity market performance are in place. Valuations are very reasonable, especially given the interest rate environment. Earnings momentum continues to be strong, and should continue to be so given the remaining pent up demand for investment spending. And finally, technical factors (most notably the amount of cash on the sidelines) are positive. The one negative factor is liquidity. The Federal Reserve's recent rate hikes, and the market's expectation that there are more on the horizon, has taken some of the liquidity out of the market.

----------
(1) The MSCI ACWI (All Country World Index) Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS       VALUE
                                                                   ----------       -----
Communications                                                           24.3%  $  240,904,677
Consumer Non-Cyclical                                                    19.3      190,736,393
Financial                                                                18.0      178,678,297
Technology                                                                9.4       92,900,654
Consumer Cyclical                                                         8.0       79,578,193
Industrial                                                                7.8       77,116,699
Energy                                                                    7.8       76,740,675
Utilities                                                                 1.0        9,948,209
Diversified                                                               0.7        6,821,987
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        96.3%  $  953,425,784
                                                                         ====   ==============

[CHART]

                                 ING OPPENHEIMER GLOBAL GROWTH      MSCI ALL COUNTRY
                                   PORTFOLIO - SERVICE CLASS        WORLD FREE INDEX
5/1/2002                                 $     10,000                 $     10,000
6/30/2002                                $      9,350                 $      9,298
9/30/2002                                $      8,011                 $      7,568
12/31/2002                               $      8,391                 $      8,129
3/30/2003                                $      7,961                 $      7,677
6/30/2003                                $      9,201                 $      8,950
9/30/2003                                $      9,761                 $      9,379
12/31/2003                               $     11,062                 $     10,699
3/30/2004                                $     11,352                 $     11,024
6/30/2004                                $     11,372                 $     11,082
9/30/2004                                $     11,145                 $     11,187
12/31/2004                               $     12,723                 $     12,906

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         15.28%       15.01%         14.71%
Since Inception*:                 10.16%        9.43%          9.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO            PORTFOLIO MANAGERS' REPORT

The ING Oppenheimer Strategic Income Portfolio (the "Portfolio") seeks a high level of current income. The Portfolio is managed by Arthur P. Steinmetz, Vice President and Senior Portfolio Manager, Oppenheimer, Sub-Adviser.

PERFORMANCE: From November 8, 2004 (inception of the Portfolio) through December 31, 2004, the Portfolio's Class ADV Shares returned 1.26% compared to the Lehman Brothers Aggregate Bond Index(1) which returned 4.93% for the same period.

PORTFOLIO SPECIFICS: The focus of the portfolio manager since November 8, 2004 has been to invest the Portfolio's assets in a mix of bond sectors that the portfolio manager believes often respond differently to changes in the market seeking to create a natural hedge. By diversifying, the portfolio manager seeks position the Portfolio to benefit from the higher return potential of more aggressive fixed income sectors such as lower rated corporate and international bonds, which carry greater risk of default and currency exposures, while rounding out the Portfolio's with U.S. Government securities. It is important to remember that the Portfolio invests substantially in below investment grade debt securities. These so called junk bonds may entail greater credit risks, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.

During the period, the fixed income sectors in which the Portfolio invests generally performed well. The Treasury yield curve flattened further, with interest rates on bonds with shorter-term maturities increasing and interest rates on bonds with longer-term maturities decreasing. High Yield bonds performed well during the period. In December, the JPMorgan Developed High Yield Index returned 1.55% in the month of December outperforming the 10yr Treasury (1.42%) and investment grade bonds (1.38%). All industries posted positive returns with aerospace (and especially airlines) leading the charge as oil prices moderated in the month. The worst performing sector in the Index in December was retail.

The mortgage sector performed well during December with the Lehman Brothers Mortgage Index outperforming equal interest rate risk treasuries. The main driver of performance for the year was low interest rate volatility; themes echoed throughout all of the domestic non-treasury sectors. Corporate bonds also closed out 2004 with a strong December and performed well relative to treasuries. Lower rated bonds tended to outperform higher quality bonds during the period. The low volatility environment has continued to drive investors to the assets offering higher yields than treasuries.

CURRENT STRATEGY AND OUTLOOK: The Portfolio is currently positioned for a rising rate environment, with greater emphasis on foreign bonds and high yield corporates than U.S. government securities. By generally making small sector bets, the portfolio manager seeks to add alpha opportunistically rather than taking on greater risk. The Portfolio has a slightly shorter duration (a measure of the Portfolio's sensitivity to interest rates) than the Index, based on our expectation for continuing increases to the Federal Reserve Fund's rate, which might be expected to eventually drive longer maturity yields higher and prices lower. The portfolio manager has positioned the Portfolio to be slightly overweight currency (especially among Emerging Market currencies). The portfolio manager expects that the Portfolio's currency position will decrease during 2005. The portfolio manager seeks to reduce the potential volatility of the returns of each sector through diversification.

The portfolio manager believes that over the long-term through the Portfolio's composition of high-yield corporate, U.S. government and agency bonds, and foreign government debt securities, the Portfolio offers investors the potential for stronger total returns with less volatility than typically experienced by investing in any one of these sectors alone.

----------
(1) Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS       VALUE
                                                                   ----------       -----
Government                                                               38.8%  $   65,034,238
Mortgage Backed Securities                                                9.1       15,198,985
Financial                                                                 6.8       11,402,275
Industrial                                                                1.2        2,000,222
Consumer Cyclical                                                         1.1        1,830,877
Communications                                                            0.9        1,534,458
Consumer Non-Cyclical                                                     0.5          892,026
Utilities                                                                 0.3          585,969
Energy                                                                    0.3          509,494
Technology                                                                0.3          455,175
Basic Materials                                                           0.1          168,899
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        59.4%  $   99,612,618
                                                                         ====   ==============

[CHART]

                               ING OPPENHEIMER STRATEGIC            LEHMAN BROTHERS         CITIGROUP WORLD
                            INCOME PORTFOLIO - SERVICE CLASS     AGGREGATE BOND INDEX    GOVERNMENT BOND INDEX
11/8/2004                             $     10,000                   $     10,000             $     10,000
11/30/2004                            $     10,070                   $      9,920             $     10,361
12/31/2004                            $     10,127                   $     10,012             $     10,539

Cumulative Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
Since Inception*:                  1.39%        1.27%          1.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 11/8/04.

ING PIMCO TOTAL RETURN PORTFOLIO                      PORTFOLIO MANAGERS' REPORT

The ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return. The Portfolio is managed by a team of investment professionals led by William H. Gross, Chief Investment Officer, Pacific Investment Management, LLC, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 4.06% compared to the Lehman Brothers Aggregate Bond Index(1), which returned 4.34% for the same period.

PORTFOLIO SPECIFICS: All major fixed income sectors posted gains in the final quarter of 2004, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34% for the year despite several major headwinds. These included expanding U.S. fiscal deficits, a falling U.S. dollar and market perceptions as the year began that interest rates were bound to rise from levels near historic lows. Besides these headwinds, fixed income markets had to weather a tightening cycle by the Federal Reserve ("Fed") that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points.

During the year, PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. A modest below-index duration position in the U.S. was neutral for relative performance. Exposure to European interest rates added value as these yields declined. An underweight to the mortgage sector hurt returns as low volatility and strong bank demand supported these assets; however, positive security selection contributed. A corporate underweight was negative as investors around the world were drawn to corporates for their extra yield. A tactical allocation to real return bonds added value; inflation-protected Treasury bonds outperformed nominal Treasuries by a wide margin as real yields fell. Emerging markets were positive as fundamentals such as trade surpluses and currency reserves continued to improve. Modest exposure to the Euro and the Japanese yen helped returns as the dollar fell amid concern about the U.S. trade deficit

CURRENT STRATEGY AND OUTLOOK: Global growth will slow in 2005 as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will likely create inflationary pressure, but lingering overcapacity worldwide will limit this impact over a cyclical time frame. The Fed will continue to tighten at a measured pace, stopping in this cycle at a fed funds rate of 2 1/2% to 3%. The 10-year Treasury yield will range between 4% and 4 1/2%, with the risk of a 25 basis point breakout on the high side.

PIMCO will stay defensive and look for value as interest rates are low and core bond sectors are fully valued; tactical flexibility will be essential in this environment. We plan to target U.S. duration below-index to limit risk from higher rates; however, we will continue to take exposure to intermediate maturities in Europe, where growth and rate pressures will be more muted. We plan to underweight mortgages and corporates as investors stretching for yield have bid valuations up to frothy levels. We also plan to own emerging market bonds, which could benefit from further credit upgrades amid growing trade surpluses and ample currency reserves.

----------
(1) Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Mortgage Backed Securities                                               34.4%  $   62,590,488
Government                                                               31.5       57,224,740
Asset Backed Securities                                                   5.7       10,381,404
Financial                                                                 1.2        2,154,630
Communications                                                            0.9        1,730,762
Utilities                                                                 0.6        1,087,987
Energy                                                                    0.3          549,950
Funds                                                                     0.3          498,047
Consumer Cyclical                                                         0.2          417,208
Basic Materials                                                           0.2          307,500
Purchased Swaptions                                                       0.0           69,848
TOTAL                                                                    75.3%  $  137,012,564
SHORT-TERM INVESTMENTS                                                   43.9       79,735,894
                                                                        -----   --------------
TOTAL INVESTMENTS                                                       119.2%  $  216,748,458
                                                                        =====   ==============

[CHART]

                              ING PIMCO TOTAL RETURN             LEHMAN BROTHERS
                            PORTFOLIO - SERVICE CLASS          AGGREGATE BOND INDEX
5/1/2002                          $      10,000                   $     10,000
6/30/2002                         $      10,150                   $      9,971
9/30/2002                         $      10,581                   $     10,274
12/31/2002                        $      10,807                   $     10,098
3/31/2003                         $      10,951                   $     10,141
6/30/2003                         $      11,218                   $     10,304
9/30/2003                         $      11,219                   $     10,150
12/31/2003                        $      11,249                   $      9,952
3/31/2004                         $      11,525                   $     10,217
6/30/2004                         $      11,270                   $      9,967
9/30/2004                         $      11,597                   $     10,286
12/31/2004                        $      11,736                   $     10,384

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                          4.61%        4.33%          4.06%
Since Inception*:                  6.44%        6.17%          5.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO      PORTFOLIO MANAGERS' REPORT

The ING Salomon Brothers Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by Richie Freeman, Salomon Brothers Asset Management, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I and Class ADV Shares returned 9.72% and 9.18%, respectively, compared to the Russell 3000 Growth Index(1), which returned 6.93% for the same period.

PORTFOLIO SPECIFICS: While 2004 will likely be remembered as a year that produced relatively solid, broad-based stock market gains, we believe that a closer look reveals that 2004 was actually the composite of two very different markets. The first 9 1/2 months of the year could be best described as a range-bound market that saw investors alternate between bouts of euphoria and pessimism. It was not until the final 2 1/2 months of the year that we saw a broad market rally which helped to generate the majority of the gains for the year.

As a point of review, we entered 2004 well removed from the market bottoms set during October 2002, and again in the spring of 2003, as improving economic indicators and corporate earnings news combined to produce sharp gains late in the fourth quarter of 2003 for most market sectors and led to improved investor sentiment and expectations. But more mixed economic data and increasing concerns about the job market dampened the rally soon after the start of 2004 and the market slowed considerably during the first quarter.

Stocks were generally stuck in a limited trading range through much of the second and third quarters, as uncertainty over the geopolitical situation, coupled with concerns about rising interest rates and soaring energy prices as well as questions about the U.S. presidential race kept both businesses and many investors on the sidelines. However, following the clear outcome of the presidential election and a break in oil prices from their recent highs, the broad market turned sharply upwards in a rally that continued to lift most sectors of the market through the end of the year.

For the year, leading contributors to performance included UnitedHealth Group, Inc., and Biogen Idec, Inc. in health care, and Anadarko Petroleum Corp. and Weatherford Intl. Ltd. in energy. Major detractors included Chiron Corp., Forest Laboratories, Inc. and Millennium Pharmaceuticals, Inc. in health care and Maxtor Corp. in information technology. Both stock selection and sector allocation had a positive effect on performance in comparison to the benchmark Index. The overweight in energy and the underweight in information technology contributed to relative performance, while stock selection in consumer discretionary and information technology detracted from relative performance.

CURRENT STRATEGY AND OUTLOOK: As we review the state of the overall stock market today, we see that investor bullishness and expectations have risen along with the stock market over the last few months. As we have mentioned in previous letters, sustainable market advances are typically born from feelings of investor skepticism and fear. That said, we would be more comfortable if we saw more indications that investors' expectations were generally moderating or declining. As we have stated in the past, we prefer to hold companies that, for the most part, are not overly dependent on the broader economy, and we usually look for companies that we believe have the ability to control their own destinies. In our opinion, the best economic indicator -- as a foreteller of the future -- is the stock market itself. Accordingly, instead of making predictions about short-term market movements, we will continue to focus our energies on the individual companies that we think are best suited to generate earnings and cash flow growth over the long term.

----------
(1) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Please note that all indexes are unmanaged and do not take into account any fees and expanses of the individual securities that they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Non-Cyclical                                                    35.0%  $  326,686,785
Communications                                                           20.8      194,245,814
Financial                                                                 9.3       87,215,404
Energy                                                                    9.2       86,283,189
Technology                                                                8.9       83,008,487
Industrial                                                                7.9       73,495,152
Funds                                                                     1.8       17,049,552
Basic Materials                                                           0.4        3,920,895
Consumer Cyclical                                                         0.2        1,951,771
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        93.5%  $  873,857,049
                                                                         ====   ==============

[CHART]

                              ING SALOMON BROTHERS AGGRESSIVE
                             GROWTH PORTFOLIO - INITIAL CLASS
                                  (FORMERLY THE ING MFS              RUSSELL 3000
                               EMERGING EQUITIES PORTFOLIO)          GROWTH INDEX          RUSSELL 2000 INDEX
11/28/97                                 $     10,000                $     10,000              $   10,000
6/30/98                                  $     11,876                $     11,730              $   10,800
12/31/98                                 $     12,821                $     12,639              $   10,000
6/30/99                                  $     14,689                $     14,088              $   10,900
12/31/99                                 $     19,343                $     15,277              $   12,023
6/30/2000                                $     19,542                $     15,424              $   12,388
12/31/2000                               $     13,776                $     14,135              $   11,660
6/30/2001                                $     11,817                $     13,278              $   12,475
12/31/2001                               $     10,304                $     12,530              $   11,950
6/30/2002                                $      7,845                $     10,920              $   11,318
12/31/2002                               $      6,666                $      9,672              $    9,371
6/30/2003                                $      8,093                $     10,804              $   10,968
12/31/2003                               $      9,212                $     12,451              $   13,623
6/30/2004                                $      9,533                $     12,820              $   14,544
12/31/2004                               $     10,107                $     13,249              $   16,129

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                          9.72%        9.44%          9.18%
Five Year:                       -12.18%           -              -
Since Inception*:                  0.15%       -1.16%         -1.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I commenced operations on 11/28/1997, Class S, and Class ADV commenced operations on 12/10/2001.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO      PORTFOLIO MANAGERS' REPORT

The Salomon Brothers Fundamental Value Portfolio ( the "Portfolio") seeks capital appreciation. The Portfolio is managed by a team of investment professionals led by John B. Goode and Peter J. Hable, Managing Directors, Salomon Brothers Asset Management, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV shares returned 8.20%, compared to the Russell 3000 Index(1), which returned 11.95% for the same period.

PORTFOLIO SPECIFICS: The ING Salomon Brothers Fundamental Value Portfolio in 2004 underperformed its Russell 3000 Index benchmark. After a banner year in 2003, we felt that prospects for the stock market in the year just completed would be more subdued. In addition, we believed that interest rates were poised to increase meaningfully and that larger rather than smaller companies might begin performing better than in the previous four years.

There were a number of cross currents at work in the 2004 economy. Although job growth picked up substantially, it still lagged behind where it was in previous cycles. Energy prices began the year near $30 per barrel and went as high as $55 per barrel later in 2004. The war in Iraq also provided a backdrop of uncertainty in the geopolitical arena. Nevertheless, 2004 turned out to be a year in which the economy was generally strong and interest rates and inflation were surprisingly muted. Corporations ended the year in possibly the best financial condition in many years, whereas the consumer seemed to be stretched in the sense that increases in debt and spending grew at a faster rate than overall income.

These factors contributed to a year when the stock market consolidated or remained in a trading range for most of the year. Subsequent to the November election, stocks rallied strongly through the end of the year.

Corporations as a whole generated nearly $1 trillion of free cash flow for the year, an enormous figure. The record in a previous cycle was $675 billion in 1996. Corporations have been very conservative in recent years, no doubt a response to the well-publicized excesses of the last economic cycle.

The Portfolio underperformed its benchmark, the Russell 3000 Index, which returned 11.95% for the year ended December 31, 2004. As mentioned earlier, we purposely underweighted financial service companies in 2004, believing interest rates would rise and that many companies in the sector would be adversely affected. Interest rates spiked early in the year and then retreated at year-end to where they started at about 4.25%. Industrials and utilities were other areas where the Portfolio also underperformed during the year. Energy and materials were notable outperformers and we continue to feel they are part of the new leadership for the market going forward.

The top five contributors to performance during the year just ended were Ericsson, Inc., Motorola, Inc., Allegheny Technologies, Inc., Williams Co. and Halliburton Co. Other notable contributors included Elan Corp. PLC, Raytheon Co., Johnson & Johnson, Lucent Technologies, Inc., and Costco Wholesale Corp. During the year, Elan Corp. PLC and Ericsson, Inc. were sold because they had exceeded our target prices by a wide margin. The largest detractors from performance were Merck & Co., Inc., Pfizer, Inc., Unisys Corp., Intel Corp. and 3Com Corp. Merck & Co., Inc and Unisys Corp. were sold during 2004.

CURRENT STRATEGY AND OUTLOOK: The stock market still appears to have considerable "fuel" left although we are "sober bulls" rather than of the "raging" variety that characterized our feelings 18-24 months ago. Even though some measures suggest the consumer has taken on considerable debt, lowered his savings rate to near zero, and used home equity loans to provide funds to support consumption, it is clear that there continues to be a very large pool of liquid assets at the individual level. At year-end, this totaled $5 trillion equal to approximately 40% of the value of all common stocks as measured by the Wilshire 5000 Index(i). In some ways this is surprising given the very low level of interest rates.

----------
(1) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Communications                                                           18.7%  $   13,050,553
Financial                                                                17.7       12,302,813
Consumer Non-Cyclical                                                    12.7        8,871,845
Industrial                                                                9.8        6,809,252
Basic Materials                                                           9.6        6,654,990
Technology                                                                8.7        6,078,294
Energy                                                                    7.9        5,462,712
Consumer Cyclical                                                         7.7        5,373,463
Utilities                                                                 0.2          115,836
Diversified                                                               0.1           89,943
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        93.1%  $   64,809,701
                                                                         ====   ==============

[CHART]

                               ING SALOMON BROTHERS FUNDAMENTAL
                               VALUE PORTFOLIO - SERVICE CLASS        RUSSELL 3000 INDEX
12/10/2001                              $       10,000                  $       10,000
12/31/2001                              $       10,095                  $       10,087
3/31/2002                               $       10,083                  $       10,151
6/30/2002                               $        8,607                  $        8,791
9/30/2002                               $        6,574                  $        7,244
12/31/2002                              $        7,610                  $        7,786
3/31/2003                               $        7,578                  $        7,514
6/30/2003                               $        8,977                  $        8,697
9/30/2003                               $        9,441                  $        8,956
12/31/2003                              $       10,706                  $       10,023
3/31/2004                               $       11,100                  $       10,247
6/30/2004                               $       11,242                  $       10,383
9/30/2004                               $       10,680                  $       10,186
12/31/2004                              $       11,609                  $       11,220

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                          8.71%        8.44%          8.20%
Since Inception*:                  5.27%        4.99%          4.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT

The Salomon Brothers Investors Value Portfolio ( the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by John B. Cunningham, Managing Director, and Mark McAllister, Salomon Brothers Asset Management, Inc., the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 9.70%, compared to the Standard & Poor's ("S&P") 500 Barra Value Index(1), which returned 15.71% for the same period.

PORTFOLIO SPECIFICS: The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the twelve months ended December 31, 2004. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500(2) climbing 10.88%, the Nasdaq Composite Index(3) rising 8.59% and the Dow Jones Industrial Average(4) gaining 5.31%.

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher energy costs, corporate investigations and election uncertainty. The Federal Open Market Committee ("FOMC")(5) maintained a measured tightening course, raising the federal funds rate(6) to 2.25% from 1.00% over the course of the year.(7) The yield on the 10-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short-term interest rates.

U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way gaining 31.0%, followed by utilities, telecommunication services and industrials posting gains of 25.4%, 19.9% and 18.0%, respectively. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of healthcare, which rose 1.7%, information technology, which rose 2.8%, and consumer staples, which gained 8.2%.

The sectors that contributed the most to the Portfolio's performance for the year included financials, energy and telecommunication services. Three of the Portfolios sectors that lagged included healthcare, information technology and materials. Top contributors included AT&T Wireless, Bank of America, ChevronTexaco, McDonald's and Total SA. Stocks that detracted from performance, and led to our underperformance relative to the benchmark, came from a number of different sectors and included Pfizer, Nortel Networks, Merck, Alcoa and 3Com. We reduced our position in Pfizer and Merck based on the recent findings related to increased cardiovascular risk of the cox-2 inhibitor class of drugs. We sold Alcoa and 3Com during the period.

CURRENT STRATEGY AND OUTLOOK: We have taken advantage of the recent strength in the U.S. equity market by reducing selected positions in the utilities and materials sectors. We have also reduced our position in healthcare, particularly in the large cap pharmaceutical industry. We increased positions in the financials, consumer discretionary and industrial sectors.

----------
(1) The S&P Barra Value Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500 index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

(2) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(3) The Nasdaq Composite Index is a market value-weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(4) The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies. Please note that an investor cannot directly invest in an index.

(5) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(6) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(7) Source: U.S. Federal Reserve Board.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Financial                                                                27.1%  $   21,143,632
Communications                                                           19.2       14,944,181
Consumer Non-Cyclical                                                    14.1       10,957,821
Energy                                                                   12.0        9,354,954
Industrial                                                                8.6        6,694,252
Consumer Cyclical                                                         6.8        5,331,489
Technology                                                                5.2        4,021,015
Basic Materials                                                           1.3        1,029,000
Utilities                                                                 1.1          814,611
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        95.4%  $   74,290,955
                                                                         ====   ==============

[CHART]

                                ING SALOMON BROTHERS INVESTORS       S&P BARRA
                                VALUE PORTFOLIO - SERVICE CLASS   500 VALUE INDEX
12/10/2001                               $      10,000              $    10,000
12/31/2001                               $       9,984              $    10,120
3/31/2002                                $      10,015              $    10,211
6/30/2002                                $       8,653              $     9,080
9/30/2002                                $       6,851              $     7,183
12/31/2002                               $       7,704              $     7,846
3/31/2003                                $       7,355              $     7,373
6/30/2003                                $       8,804              $     8,716
9/30/2003                                $       8,917              $     8,889
12/31/2003                               $      10,118              $    10,118
3/31/2004                                $      10,406              $    10,457
6/30/2004                                $      10,460              $    10,540
9/30/2004                                $      10,246              $    10,649
12/31/2004                               $      11,134              $    11,707

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         10.24%       10.05%          9.70%
Since Inception*:                  3.85%        3.58%          3.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO       PORTFOLIO MANAGERS' REPORT

The ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Capital Appreciation Portfolio, the "Portfolio") seeks capital appreciation. The Portfolio is managed Alan Blake, Managing Director and Senior Portfolio Manager, Salomon Brothers Asset Management, Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 6.21% compared to the Standard & Poor's ("S&P") 500 Index(1) and the Russell 3000 Growth Index(2), which returned 10.88% and 6.93%, respectively, for the same period.

PORTFOLIO SPECIFICS: Salomon Brothers Asset Management became the sub-adviser of the Portfolio on November 8, 2004. Previously, the Portfolio was known as the ING Alger Capital Appreciation Portfolio.

The Portfolio was subsequently converted to correspond with the model Large Cap Growth portfolio designed by Salomon Brothers Asset Management. At the end of December, the Portfolio maintained overweight exposure to the consumer discretionary, technology and financials sectors, and was underweight the healthcare, industrials and consumer staples sectors, with no significant holdings in the utilities, telecommunications or materials sectors. The Portfolio's top ten holdings at the end of the month were Amazon.com, Home Depot, Berkshire Hathaway, Gillette, Dell, Genentech, Time Warner, Amgen, Merrill Lynch and Biogen Idec.

CURRENT STRATEGY AND OUTLOOK: With interest rates close to 40-year lows and corporate earnings still slated to grow double digits in 2005, we believe the theme of investing in high-quality companies is as relevant now as ever before. Traits of the types of companies that we believe work best in the current market environment include slashing prices to take market share, making strategic acquisitions with cash, having the lowest borrowing costs, buying back its own stock and raising dividends to appease yield-hungry investors, as companies become more responsive to shareholder concerns. Watching senior management allocate capital in good times, and more importantly, poor times, is a necessary exercise in order to gain long-term confidence in our portfolio companies.

In general, we aim to manage money on a long-term oriented basis with low turnover. We try to keep the Portfolio set up in a 'barbell', with equal weights allocated to aggressive stocks (i.e., biotechnology, semiconductors, enterprise software and e-commerce) offset by the more stable, predictable earnings names (such as retailing, consumer staples, insurance, industrials). The Portfolio overweights are in selective technology, healthcare, financial and consumer names, broadly defined.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Please note that all indexes are unmanaged and do not take into account any fees and expanses of the individual securities that they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Non-Cyclical                                                    30.1%  $   20,530,670
Communications                                                           29.0       19,738,831
Technology                                                               17.3       11,745,158
Financial                                                                14.3        9,744,879
Consumer Cyclical                                                         4.5        3,093,030
Industrial                                                                2.9        1,989,250
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        98.1%  $   66,841,818
                                                                         ====   ==============

[CHART]

                               ING SALOMON BROTHERS LARGE
                          CAP GROWTH PORTFOLIO - ADVISER CLASS    S&P 500 INDEX
5/1/2003                              $      10,000               $      10,000
6/30/2003                             $      10,820               $      10,635
9/30/2003                             $      11,011               $      10,869
12/31/2003                            $      12,091               $      12,135
3/31/2004                             $      12,491               $      12,340
6/30/2004                             $      12,811               $      12,552
9/30/2004                             $      11,534               $      12,317
12/31/2004                            $      12,842               $      13,454

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                          6.69%        6.45%          6.21%
Since Inception*:                 16.68%       16.35%         16.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 5/1/2003.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
                                                      PORTFOLIO MANAGERS' REPORT

The ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio, the "Portfolio") seeks capital appreciation. The Portfolio is managed by a committee of investment professionals chaired by Donald J. Peters, Vice President, T. Rowe Price Associates, Inc, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV shares returned 8.32% compared to the Russell MidCap Growth Index(1), which returned 15.48% for the same period.

PORTFOLIO SPECIFICS: From November 8, 2004 (date T. Rowe Price became Sub-Adviser to the Portfolio) to December 31, 2004, your Portfolio returned 5.48%, but trailed the Russell MidCap Growth Index, which advanced 6.99% for the same period. Although our sector allocations worked to our advantage, our stock selection limited our gains. Our investments in the information technology, energy, and consumer discretionary sectors detracted from the portfolio's relative performance; in contrast, the financials, health care, and industrials and business services sectors helped our results.

Technology shares rebounded late in the year after struggling for much of 2004. However, our positioning in semiconductor companies Analog Devices, Inc. and Xilinx, Inc. weighed the most on relative performance as the more volatile semiconductor names outperformed at the end of the year. Additionally, computers and peripherals detracted from relative performance.

Falling oil prices during our reporting period tempered the performance of energy names. Our underweight in oil and gas producers was the primary driver behind our relative weakness in this sector. However, equipment and service companies Cooper Cameron Corp. and Baker Hughes, Inc. benefited relative performance. Our focus in the energy sector is in buying better businesses (we have found more opportunities to do so in the equipment and services industry) and not making a call on the direction of oil prices.

In the consumer discretionary sector, where media represents our largest overweight, our media stock selection was the primary driver of relative weakness. Although a recovery in radio advertising spending has been slower than expected, we are maintaining our radio positions as the industry is attractively valued and ad spending is showing signs of stabilization.

The financials sector is our largest overweight because we believe that companies tied to the capital markets -- specifically trust banks and asset managers -- offer the best risk/reward tradeoff in our universe. In fact, our overweight in capital markets stocks was the primary driver behind our favorable relative performance in the sector. In contrast, underweighting interest rate-sensitive consumer credit companies and real estate businesses detracted.

In the health care sector, our investments are centered on services companies, equipment, and a diversified approach to biotechnology. The health care providers and services industry represents the best risk/reward within the sector, in our opinion. Two key drivers of our favorable performance during our reporting period were WellChoice, Inc. and Caremark Rx, Inc.

An improving economy has benefited the fundamentals of many companies in the industrials and business services sector. Since the Portfolio's inception, good relative performance in the sector has come from our commercial services holdings, in addition to being underweight airlines.

CURRENT STRATEGY AND OUTLOOK: The market environment in 2004 was challenging for our investment strategy, given the leadership by commodity-producing companies in the materials and energy sectors. Our style, which takes a broadly diversified approach and is consistent in buying more differentiated businesses, should do well relative to the benchmark in periods when companies with consistent earnings growth are rewarded. We believe that the market is beginning to focus more on such companies. Our fully-invested approach focuses on strong businesses and management with a long-term orientation. We believe our sector and individual stock weightings will help our relative performance as we move deeper into the economic recovery.

----------
(1) The Russell MidCap Growth Index is a capitalization-weighted index which consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Non-Cyclical                                                    28.3%  $  165,339,312
Technology                                                               19.5      114,100,305
Consumer Cyclical                                                        16.6       96,728,171
Financial                                                                12.7       74,471,821
Communications                                                           12.3       71,947,056
Industrial                                                                7.9       45,922,181
Energy                                                                    2.3       13,562,528
Basic Materials                                                           1.2        7,108,917
                                                                        -----   --------------
TOTAL INVESTMENTS                                                       100.8%  $  589,180,291
                                                                        =====   ==============

[CHART]

                           ING T. ROWE PRICE DIVERSIFIED          S&P MIDCAP
                     MID CAP GROWTH PORTFOLIO - ADVISER CLASS     400 INDEX
12/10/2001                          $     10,000                  $   10,000
12/31/2001                          $     10,083                  $   10,246
3/31/2002                           $      9,723                  $   10,907
6/30/2002                           $      8,396                  $    9,868
9/30/2002                           $      6,833                  $    8,212
12/31/2002                          $      7,027                  $    8,664
3/31/2003                           $      7,124                  $    8,254
6/30/2003                           $      8,535                  $    9,680
9/30/2003                           $      8,964                  $   10,289
12/31/2003                          $     10,139                  $   11,611
3/31/2004                           $     10,568                  $   12,199
6/30/2004                           $     10,665                  $   12,317
9/30/2004                           $      9,794                  $   12,058
12/31/2004                          $     10,984                  $   13,524

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                          9.05%        8.56%          8.32%
Since Inception*:                  3.66%        3.32%          3.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO             PORTFOLIO MANAGERS' REPORT

The ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by a team of investment professionals chaired by Robert W. Smith, Vice President, T. Rowe Price Associates, Inc., the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I and Class ADV Shares returned 10.02% and 9.47%, respectively, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: Large-cap growth stocks posted solid results for the year ended December 31, 2004, but once again lagged large-cap value shares. Most stock market benchmarks ended the year near their highest levels, thanks in large part to a fourth-quarter rally triggered by falling oil prices and the U.S. presidential election concluding without controversy. Within the S&P 500 Index, the energy (higher oil prices) and utility sectors were strongest; health care (pharmaceuticals) and information technology were weakest but posted positive returns.

The Portfolio modestly underperformed the S&P 500 Index and outperformed the Russell 1000 Growth Index(2), which returned 6.30% for the year. Overall, sector allocation decisions (overweighting information technology, underweighting energy, and not owning utilities) detracted from relative results. However, stock selection in the health care, materials, and information technology sectors nearly offset all of the ground lost to the S&P 500 Index from sector allocation.

The health care sector was the best contributor to relative performance. Among our health care services providers, both UnitedHealth Group (the portfolio's third-largest holding) and WellPoint (merged with Anthem in the fourth quarter and is now the nation's largest health insurer) trended steadily higher. Additionally, we benefited from underweighting pharmaceuticals (avoiding Merck, eliminating Eli Lilly, and underweighting Pfizer), which aided our comparison with the benchmark. The materials sector was the second-best relative contributor driven by good stock selection and strong global demand for steel. The Portfolio's overweight in Nucor was the main driver of relative performance within the sector.

Rising oil prices benefited the energy sector, but stock selection and an underweight allocation hampered the portfolio's performance versus the S&P 500 Index. Schlumberger, for example, posted solid gains but detracted from relative results, because it did not perform as well as other holdings in the group.

Financials were relative performance detractors for 2004, largely due to stock selection. The Portfolio is significantly overweight in capital markets -- State Street and Mellon Financial were large detractors -- and underweight in commercial banks, which benefited from consolidation in early 2004. On a brighter note, capital markets rebounded strongly in the final quarter, benefiting from reinvigorated IPO and merger activity and stronger economic growth. Insurance holdings were generally weak performers for the past 12 months.

CURRENT STRATEGY AND OUTLOOK: The economy improved from its summer "soft patch" and we believe the trend should continue, contributing to a sustained enterprise spending recovery and a healthy environment for equities. We are also encouraged by the solid fundamentals underpinning the large-cap growth segment of the market. We hope that investors will increasingly focus on long-term equity ownership, and believe that companies with sustainable earnings and cash flow growth will be afforded higher prices.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Financial                                                                20.5%  $  189,949,558
Consumer Non-Cyclical                                                    18.7      173,528,100
Communications                                                           16.1      149,348,820
Technology                                                               14.1      131,013,291
Consumer Cyclical                                                        13.5      125,327,278
Industrial                                                                8.5       79,095,903
Energy                                                                    4.2       39,164,048
Basic Materials                                                           2.0       18,002,572
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        97.6%  $  905,429,570
                                                                         ====   ==============

[CHART]

                          ING T. ROWE PRICE GROWTH
                      EQUITY PORTFOLIO - INITIAL CLASS        S&P 500 INDEX
11/28/97                        $      10,000                 $      10,000
6/30/98                         $      11,890                 $      11,973
12/31/98                        $      13,019                 $      13,077
6/30/99                         $      14,159                 $      14,697
12/31/99                        $      15,926                 $      15,828
6/30/2000                       $      17,193                 $      15,761
12/31/2000                      $      15,920                 $      14,386
6/30/2001                       $      14,700                 $      13,425
12/31/2001                      $      14,294                 $      12,676
6/30/2002                       $      11,975                 $      10,929
12/31/2002                      $      10,965                 $       9,715
6/30/2003                       $      12,533                 $      10,760
12/31/2003                      $      14,356                 $      12,277
6/30/2004                       $      14,705                 $      12,699
12/31/2004                      $      15,796                 $      13,612

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         10.02%        9.74%          9.47%
Five Year:                        -0.17%           -              -
Since Inception*:                  6.66%        2.95%          2.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I commenced operations on 11/28/1997. Class S and Class ADV commenced operations on 12/10/2001.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO               PORTFOLIO MANAGERS' REPORT

The ING UBS U.S. Large Cap Equity Portfolio (formerly, ING MFS Research Equity Portfolio, the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by a team of investment professionals employed by UBS Global Asset Management (Americas), Inc., Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I and Class ADV Shares returned 14.76% and 14.21%, respectively, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: Concerns over the economy and the Presidential election left many investors hesitant about stocks over the fiscal year, but our analysis indicated that the U.S. stock market was trading at or below fair value for much of the reporting period. As always, we relied on our bottom-up research process to guide sector allocation and stock selection for the Portfolio. Overall, this process led us to overweight select segments of the financial and health care industries, and to underweight technology hardware.

Within the financial industry the Portfolio favored diversified financials, as these companies have generally managed their interest rate risk carefully and should benefit from continued improvements in the capital market environment. The Portfolio also held exposure to asset management firms, which contributed to performance. In contrast, the Portfolio avoided regional banks. In our opinion, these banks carry large acquisition premiums, pushing stock prices above what we consider to be true intrinsic value.

The Portfolio's substantial underweight to technology hardware also contributed to relative performance over the fiscal year. Throughout the period, we believed earnings estimates for this subsector were too high and stocks in this area were overpriced. We have, however, begun to add opportunistically to our computer software exposure. This segment of technology delivered solid returns over the fiscal year and we believe shows signs of slow, but continued growth going forward.

The Portfolio's health care holdings were primarily in pharmaceutical companies, stocks that provided mixed results over the period. Negative publicity about the potential affect of drug re-importation programs and Medicare prescription drug benefits dampened industry stock prices. We do not believe these programs will have any significant impact on our holdings, however, which steer clear of large-cap, generic pharmaceuticals in favor of "niche" companies and companies with strong pipelines.

Relative performance was hindered during the reporting period by the Portfolio's slightly underweight exposure to energy, the best performing sector in 2004. We maintained a cautious approach to energy, as our research suggested that high oil prices were not sustainable. This stance was rewarded late in the period, as oil prices declined sharply in November and December 2004.

CURRENT STRATEGY AND OUTLOOK: In our opinion, the U.S. economy is expanding at a moderate rate, inflation is under control and the consumer has spending capacity. Given this scenario, our strategy for the year ahead is largely a continuation of our current approach, emphasizing the bottom-up search for valuation opportunities in sectors and specific stocks. Entering 2005, the Portfolio will continue to seek out higher-quality, fundamentally sound companies that we believe have the potential for long-term growth and competitive risk-adjusted returns under prevailing market conditions. We believe this disciplined approach can lead to solid risk-adjusted returns across an entire market cycle.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Non-Cyclical                                                    25.4%  $   68,413,122
Financial                                                                23.3       62,730,623
Communications                                                           14.3       38,471,428
Industrial                                                               13.2       35,612,950
Utilities                                                                 6.5       17,499,855
Consumer Cyclical                                                         5.8       15,613,017
Technology                                                                5.0       13,579,129
Energy                                                                    4.2       11,460,338
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        97.7%  $  263,380,462
                                                                         ====   ==============

[CHART]

                                     ING UBS U.S. EQUITY
                                  PORTFOLIO - INITIAL CLASS             S&P 500 INDEX
11/28/97                                $      10,000                   $      10,000
6/30/98                                 $      11,587                   $      11,973
12/31/98                                $      12,076                   $      13,077
6/30/99                                 $      13,178                   $      14,697
12/31/99                                $      14,978                   $      15,828
6/30/2000                               $      15,911                   $      15,761
12/31/2000                              $      14,307                   $      14,386
6/30/2001                               $      12,480                   $      13,425
12/31/2001                              $      11,319                   $      12,676
6/30/2002                               $       9,642                   $      10,929
12/31/2002                              $       8,501                   $       9,715
6/30/2003                               $       9,453                   $      10,760
12/31/2003                              $      10,623                   $      12,277
6/30/2004                               $      11,073                   $      12,699
12/31/2004                              $      12,191                   $      13,612

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         14.76%       14.59%         14.21%
Five Year:                        -4.03%           -              -
Since Inception*:                  2.83%        2.10%          1.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I commenced operations on 11/28/1997, Class S, and Class ADV commenced operations on 12/10/2001.

ING VAN KAMPEN COMSTOCK PORTFOLIO                     PORTFOLIO MANAGERS' REPORT

The ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by a team of portfolio managers including
B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director and Kevin C. Holt, Executive Director, Van Kampen, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 16.41% compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 10.88% and the S&P 500 Barra Value Index, which returned 15.71% for the same period.

PORTFOLIO SPECIFICS: The year 2004 was marked by high energy prices, continuing geopolitical conflicts, uncertainty related to the U.S. presidential election, and a spate of natural disasters. Nonetheless, U.S. equity markets provided a positive return for the second consecutive year.

Within the U.S. equity market, two key trends affected the Portfolio's performance. First, small company stocks outperformed their large-cap peers for the sixth consecutive calendar year, causing a bit of a headwind for the Portfolio. On the other hand, the outperformance of value stocks was a more favorable development. Across the market capitalization spectrum, value stocks significantly outpaced growth stocks. The market's preference for value stocks created a favorable environment for the Portfolio, which focuses primarily on large-cap value stocks.

The Portfolio outperformed its benchmark, the S&P 500 Index, benefiting from both strong stock selection and favorable sector allocations relative to the index. Stock selection was strongest in the utilities sector, followed by financials, energy, and telecommunications services. Only stock selection in the materials sector detracted meaningfully from relative return. From a sector allocation perspective, the Portfolio benefited most significantly from overweights in energy and telecommunications services and an underweight in technology, relative to the S&P 500 Index. An underweight in industrials and the Portfolio's cash position were the only meaningful detractors.

The Portfolio outperformed the S&P 500 Barra Value Index during 2004. Both stock selection and the sector allocations were important contributors to this outperformance. Stock selection was favorable across a number of sectors with particular strength in utilities, energy, financials, and telecommunications services. Selection in the healthcare, consumer staples, and technology sectors were the most significant detractors.

Overall, the Portfolio benefited from higher weightings in energy, telecommunications, and healthcare, three of the better performing index sectors. Underweights in weaker performing sectors such as consumer discretionary and financials also added to relative performance.

Positioning in the financials sector had the most significant positive impact on relative return. The energy sector was also a key contributor. Energy was the leading segment of the S&P 500 Barra Value Index and the Portfolio had a higher weighting in the sector. In addition, the Portfolio's individual energy holdings significantly outpaced those of the Index.

A substantial underweight in the strong performing industrials sector and an overweight in the materials sector were the only meaningful detractors from a sector allocation standpoint. As is typically the case during a rising stock market, the Portfolio's cash position also detracted from relative performance. However, holding cash is a vital part of any mutual fund's strategy, allowing the fund manager to capitalize on opportunities presented by the market and providing resources to meet any shareholder redemptions.

CURRENT STRATEGY AND OUTLOOK: During the final quarter of the year, the Portfolio took advantage of strength in the utilities, telecommunications, and oil services sectors to trim positions that performed well and attained our targets. We used our assessment of weakness in large capitalization pharmaceutical stocks to maintain those positions. We have generally viewed financial stocks as expensive and vulnerable to worsening consumer and corporate credit conditions and rising interest rates. We have also placed less emphasis on technology stocks.

As always, we focused our efforts on bottom-up stock selection and fundamental research. We remain committed to the Portfolio's discipline of seeking well-established companies.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The S&P Barra Value Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500 index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Consumer Non-Cyclical                                                    22.1%  $   88,692,580
Financial                                                                21.2       84,823,552
Communications                                                           13.5       54,236,245
Basic Materials                                                          12.5       49,882,855
Energy                                                                    9.8       39,153,190
Utilities                                                                 4.0       16,116,495
Consumer Cyclical                                                         4.0       15,981,350
Technology                                                                2.4        9,678,518
Industrial                                                                1.2        4,852,048
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        90.7%  $  363,416,833
                                                                         ====   ==============

[CHART]

                                  ING VAN KAMPEN COMSTOCK           S&P 500                S&P 500 BARRA
                                 PORTFOLIO - SERVICE CLASS           INDEX                  VALUE INDEX
5/1/2002                               $      10,000               $  10,000               $      10,000
6/30/2002                              $       9,190               $   9,110               $       9,269
9/30/2002                              $       7,540               $   7,504               $       7,333
12/31/2002                             $       8,378               $   8,098               $       8,009
3/30/2003                              $       8,127               $   7,807               $       7,526
6/30/2003                              $       9,432               $   8,969               $       8,898
9/30/2003                              $       9,734               $   9,167               $       9,075
12/31/2003                             $      10,863               $  10,234               $      10,329
3/30/2004                              $      11,202               $  10,407               $      10,675
6/30/2004                              $      11,357               $  10,586               $      10,759
9/30/2004                              $      11,620               $  10,388               $      10,871
12/31/2004                             $      12,683               $  11,347               $      11,951

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         16.90%       16.74%         16.41%
Since Inception*:                  9.54%        9.30%          9.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 05/01/2002.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO            PORTFOLIO MANAGERS' REPORT

The ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S. Allocation Portfolio, the "Portfolio") seeks total return. The Portfolio is managed by the Equity Income Team consisting of James A Gilligan, James O. Roeder, Thomas Bastian, Sergio Marcheli and Vincent E Vizachero, Van Kampen, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV Shares returned 10.32% compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 10.88% for the same period.

PORTFOLIO SPECIFICS: The year 2004 was marked by high energy prices, continuing geopolitical conflicts, uncertainty related to the U.S. presidential election, and a spate of natural disasters. Nonetheless, U.S. equity markets provided a positive return for the second consecutive year.

Within the U.S. equity market, two key trends affected the Portfolio's performance. During the two-month period covered in this report, small company stocks outperformed their large-cap peers, as they have for six consecutive calendar years. This caused a bit of a headwind for the Portfolio. On the other hand, the outperformance of large-cap value stocks relative to large-cap growth stocks created a favorable environment for the Portfolio, although this trend was less pronounced during November and December than it was for the full calendar.

Since we began managing the portfolio on November 8, 2004, sector allocations have had a particularly favorable impact on relative performance. Conversely, the performance of the Portfolio's individual holdings had a modest negative effect on relative return. Individual stock selection in the telecommunications services, energy, and financial sectors was beneficial, while selection in the healthcare and consumer discretionary sectors were significant detractors.

From a sector allocation perspective, the Portfolio's overweight in healthcare, relative to the Russell 1000 Value Index, was beneficial as this sector gained a bit of momentum toward year-end after suffering from election-related uncertainty for much of 2004. The Portfolio's underweight in the energy sector was also advantageous as that sector lagged the index in the last two months of the year following previous strong performance in 2004.

CURRENT STRATEGY AND OUTLOOK: At year-end the Portfolio allocation was approximately 66% in stocks, 18% in bonds, and 14% in convertible securities. The Portfolio's allocation to convertible securities remained low amid limited new issuance and pricing that we consider relatively unattractive. Investment-grade corporate bonds and Treasuries comprised the fixed-income position.

For most of 2004, we didn't see any real justification for the market's negativism. Although some uncertainties have now been lifted, we remain cautious. Stocks, and especially value stocks, performed well in 2003 and 2004. As a result, finding what we believe are attractively valued stocks will likely be challenging in 2005.

In our opinion, the U.S. economy has shown resilience in the face of high energy prices, which bodes well for its ongoing strength given more favorable energy pricing. The Federal Reserve continues to indicate that its rate increases will be measured. This is expected to keep inflation in check while economic recovery unfolds.

We will continue to look for what we believe are attractively-valued stocks with catalysts for change in place. Such catalysts can be new management, consolidation in an industry or sector, or improving fundamentals. We continue to believe in the long-term prospects of stock investing and building the Portfolio one stock at a time.

----------
(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004

                                                                      % OF
                                                                   NET ASSETS        VALUE
                                                                   ----------        -----
Financial                                                                19.5%  $  116,187,093
Consumer Non-Cyclical                                                    18.9      112,255,250
Government                                                               14.2       84,571,156
Energy                                                                   10.9       65,001,532
Communications                                                            8.3       49,270,320
Consumer Cyclical                                                         6.4       37,730,267
Industrial                                                                6.0       35,387,403
Utilities                                                                 5.0       29,504,193
Basic Materials                                                           4.4       26,351,701
Technology                                                                4.4       26,236,958
Mortgage Backed Securities                                                0.1          252,553
Diversified                                                               0.0          240,817
Asset Backed Securities                                                   0.0           38,186
                                                                         ----   --------------
TOTAL INVESTMENTS                                                        98.1%  $  583,027,429
                                                                         ====   ==============

[CHART]

                           ING VAN KAMPEN EQUITY AND             S&P 500
                       INCOME PORTFOLIO - SERVICE CLASS           INDEX
12/10/2001                      $        10,000                 $  10,000
12/31/2001                      $         9,908                 $  10,071
3/31/2002                       $         9,908                 $  10,065
6/30/2002                       $         8,555                 $   8,683
9/30/2002                       $         7,055                 $   7,152
12/31/2002                      $         7,616                 $   7,718
3/31/2003                       $         7,364                 $   7,441
6/30/2003                       $         8,458                 $   8,549
9/30/2003                       $         8,656                 $   8,737
12/31/2003                      $         9,675                 $   9,754
3/30/2004                       $         9,806                 $   9,919
6/30/2004                       $         9,863                 $  10,089
9/30/2004                       $         9,926                 $   9,901
12/31/2004                      $        10,702                 $  10,815

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                                 CLASS I      CLASS S      CLASS ADV
One Year:                         10.86%       10.62%         10.32%
Since Inception*:                  2.49%        2.25%          1.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING AELTUS ENHANCED INDEX PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,071.00         0.80%   $               4.17
Class S                                        1,000.00            1,070.00         1.05%                   5.47
Class ADV                                      1,000.00            1,068.90         1.30%                   6.74

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,021.11         0.80%   $               4.06
Class S                                        1,000.00            1,019.85         1.05%                   5.34
Class ADV                                      1,000.00            1,018.62         1.30%                   6.58

ING AMERICAN CENTURY SELECT PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,020.70         0.84%   $               4.27
Class S                                        1,000.00            1,018.70         1.09%                   5.53
Class ADV                                      1,000.00            1,016.60         1.34%                   6.79

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.91         0.84%   $               4.27
Class S                                        1,000.00            1,019.66         1.09%                   5.53
Class ADV                                      1,000.00            1,018.40         1.34%                   6.80

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,109.00         1.30%   $               6.91
Class S                                        1,000.00            1,108.40         1.55%                   8.21
Class ADV                                      1,000.00            1,106.00         1.80%                   9.52

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,018.59         1.30%   $               6.61
Class S                                        1,000.00            1,017.35         1.55%                   7.85
Class ADV                                      1,000.00            1,016.10         1.80%                   9.11

----------
* Expenses are equal to the Fund's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING BARON SMALL CAP GROWTH PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,164.70         1.20%   $               6.53
Class S                                        1,000.00            1,164.20         1.45%                   7.89
Class ADV                                      1,000.00            1,162.00         1.71%                   9.24

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,019.11         1.20%   $               6.09
Class S                                        1,000.00            1,017.85         1.45%                   7.35
Class ADV                                      1,000.00            1,016.59         1.71%                   8.62

ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,059.20         1.05%   $               5.44
Class S                                        1,000.00            1,057.80         1.30%                   6.73
Class ADV                                      1,000.00            1,056.40         1.55%                   8.02

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,019.85         1.05%   $               5.34
Class S                                        1,000.00            1,018.59         1.30%                   6.60
Class ADV                                      1,000.00            1,017.33         1.55%                   7.87

ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,081.20         0.90%   $               4.71
Class S                                        1,000.00            1,079.70         1.15%                   6.01
Class ADV                                      1,000.00            1,079.00         1.40%                   7.32

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.61         0.90%   $               4.57
Class S                                        1,000.00            1,019.35         1.15%                   5.84
Class ADV                                      1,000.00            1,018.10         1.40%                   7.10

----------
* Expenses are equal to the Fund's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,148.30         1.00%   $               5.40
Class S                                        1,000.00            1,147.00         1.25%                   6.75
Class ADV                                      1,000.00            1,144.80         1.50%                   8.11

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.11         1.00%   $               5.08
Class S                                        1,000.00            1,018.82         1.25%                   6.34
Class ADV                                      1,000.00            1,017.57         1.50%                   7.63

ING JPMORGAN MID CAP VALUE PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,123.90         1.10%   $               5.87
Class S                                        1,000.00            1,122.00         1.35%                   7.21
Class ADV                                      1,000.00            1,120.90         1.60%                   8.51

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,019.61         1.10%   $               5.58
Class S                                        1,000.00            1,018.34         1.35%                   6.86
Class ADV                                      1,000.00            1,017.11         1.60%                   8.09

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,087.90         0.90%   $               4.74
Class S                                        1,000.00            1,087.00         1.15%                   6.04
Class ADV                                      1,000.00            1,085.60         1.40%                   7.34

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.60         0.90%   $               4.58
Class S                                        1,000.00            1,019.35         1.15%                   5.84
Class ADV                                      1,000.00            1,018.10         1.40%                   7.10

----------
* Expenses are equal to the Fund's annualized expense ratios multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING OPCAP BALANCED VALUE PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,056.90         1.00%   $               5.18
Class S                                        1,000.00            1,055.90         1.25%                   6.47
Class ADV                                      1,000.00            1,054.30         1.50%                   7.75

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.10         1.00%   $               5.09
Class S                                        1,000.00            1,018.85         1.25%                   6.35
Class ADV                                      1,000.00            1,017.59         1.50%                   7.62

ING OPPENHEIMER GLOBAL PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,119.90         0.68%   $               3.63
Class S                                        1,000.00            1,118.80         0.93%                   4.95
Class ADV                                      1,000.00            1,117.70         1.18%                   6.28

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,021.72         0.68%   $               3.46
Class S                                        1,000.00            1,020.46         0.93%                   4.72
Class ADV                                      1,000.00            1,019.20         1.18%                   5.99

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,013.90         0.52%   $               0.77
Class S                                        1,000.00            1,012.70         0.77%                   1.14
Class ADV                                      1,000.00            1,012.60         1.02%                   1.51

Hypothetical (5% return before expenses, six month period)

Class I                                    $   1,000.00   $        1,022.52         0.52%   $               2.64
Class S                                        1,000.00            1,021.27         0.77%                   3.91
Class ADV                                      1,000.00            1,020.01         1.02%                   5.18

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE        THE PERIOD ENDED
                                        NOVEMBER 8, 2004  DECEMBER 31, 2004     RATIO       DECEMBER 31, 2004**
                                        ----------------  -----------------   ----------    --------------------
Hypothetical (5% return before expenses, since Portfolio inception)

Class I                                    $   1,000.00   $        1,006.61         0.52%   $               0.77
Class S                                        1,000.00            1,006.24         0.77%                   1.14
Class ADV                                      1,000.00            1,005.87         1.02%                   1.51

----------
* Expenses are equal to the Portfolio's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 54/366 (to reflect the period since inception).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING PIMCO TOTAL RETURN PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,042.20         0.88%   $               4.52
Class S                                        1,000.00            1,041.40         1.13%                   5.80
Class ADV                                      1,000.00            1,039.60         1.38%                   7.08

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.71         0.88%   $               4.47
Class S                                        1,000.00            1,019.46         1.13%                   5.74
Class ADV                                      1,000.00            1,018.20         1.38%                   7.00

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,060.20         0.82%   $               4.25
Class S                                        1,000.00            1,059.00         1.07%                   5.53
Class ADV                                      1,000.00            1,057.50         1.32%                   6.80

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,021.06         0.82%   $               4.17
Class S                                        1,000.00            1,019.76         1.07%                   5.43
Class ADV                                      1,000.00            1,018.52         1.32%                   6.68

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,034.30         1.10%   $               5.63
Class S                                        1,000.00            1,032.70         1.35%                   6.90
Class ADV                                      1,000.00            1,031.90         1.60%                   8.17

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,019.60         1.10%   $               5.59
Class S                                        1,000.00            1,018.35         1.35%                   6.85
Class ADV                                      1,000.00            1,017.07         1.60%                   8.11

----------
* Expenses are equal to the Fund's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING SALOMON INVESTORS VALUE PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,065.60         1.00%   $               5.21
Class S                                        1,000.00            1,064.40         1.25%                   6.49
Class ADV                                      1,000.00            1,062.40         1.50%                   7.79

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.09         1.00%   $               5.10
Class S                                        1,000.00            1,018.85         1.25%                   6.35
Class ADV                                      1,000.00            1,017.59         1.50%                   7.62

ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,004.80         0.89%   $               4.48
Class S                                        1,000.00            1,003.20         1.14%                   5.74
Class ADV                                      1,000.00            1,002.41         1.38%                   7.00

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.67         0.89%   $               4.52
Class S                                        1,000.00            1,019.41         1.14%                   5.78
Class ADV                                      1,000.00            1,018.15         1.38%                   7.05

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,033.30         0.84%   $               4.29
Class S                                        1,000.00            1,031.00         1.09%                   5.57
Class ADV                                      1,000.00            1,018.97         1.34%                   6.84

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.91         0.84%   $               4.27
Class S                                        1,000.00            1,019.66         1.09%                   5.53
Class ADV                                      1,000.00            1,018.40         1.34%                   6.80

----------
* Expenses are equal to the Fund's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,074.20         0.75%   $               3.92
Class S                                        1,000.00            1,072.70         1.00%                   5.21
Class ADV                                      1,000.00            1,071.30         1.25%                   6.52

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,021.36         0.75%   $               3.82
Class S                                        1,000.00            1,020.11         1.00%                   5.08
Class ADV                                      1,000.00            1,018.85         1.25%                   6.35

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,100.90         0.85%   $               4.50
Class S                                        1,000.00            1,100.40         1.10%                   5.83
Class ADV                                      1,000.00            1,099.50         1.35%                   7.15

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.85         0.85%   $               4.33
Class S                                        1,000.00            1,019.58         1.10%                   5.61
Class ADV                                      1,000.00            1,018.33         1.35%                   6.87

ING VAN KAMPEN COMSTOCK PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,117.40         0.88%   $               4.68
Class S                                        1,000.00            1,116.80         1.13%                   6.01
Class ADV                                      1,000.00            1,115.50         1.38%                   7.34

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,020.71         0.88%   $               4.47
Class S                                        1,000.00            1,019.46         1.13%                   5.74
Class ADV                                      1,000.00            1,018.20         1.38%                   7.00

----------
* Expenses are equal to the Fund's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING          ENDING
                                             ACCOUNT           ACCOUNT        ANNUALIZED    EXPENSES PAID DURING
                                              VALUE             VALUE          EXPENSE      THE SIX MONTHS ENDED
                                           JULY 1, 2004   DECEMBER 31, 2004     RATIO        DECEMBER 31, 2004*
                                           ------------   -----------------   ----------    --------------------
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
Actual Fund Return

Class I                                    $   1,000.00   $        1,086.10         0.73%   $               3.83
Class S                                        1,000.00            1,085.00         0.98%                   5.14
Class ADV                                      1,000.00            1,083.30         1.23%                   6.44

Hypothetical (5% return before expenses)

Class I                                    $   1,000.00   $        1,021.47         0.73%   $               3.71
Class S                                        1,000.00            1,020.21         0.98%                   4.98
Class ADV                                      1,000.00            1,018.95         1.23%                   6.24

----------
* Expenses are equal to the Fund's annualized expense ratios, adjusted for contractual fee changes (if any), multiplied by the average account over the period, multiplied by 184/366 (to reflect the one-half year period).

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:

                                                                                  CLASS I
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING AELTUS ENHANCED                   YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
           INDEX PORTFOLIO(3)               DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $            7.97    $            6.30    $            8.16    $               8.23
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.07                 0.04                 0.03                    0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.73                 1.70                (1.89)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.80                 1.74                (1.86)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.06)               (0.07)               (0.00)+                    --
  Net realized gain on sale of
    investments                                            --                   --                (0.00)+                    --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.06)               (0.07)               (0.00)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $            8.71    $            7.97    $            6.30    $               8.16
                                            =================    =================    =================    ====================
Total return                                            10.19%               27.74%              (22.76)%                 (0.85)%(1)
Net assets, end of period (000's)           $           4,047    $             650    $             199    $                 10
Ratio of total expenses to average net
  assets                                                 0.80%                0.80%                0.80%                   0.80%(2)
Ratio of net investment income to
  average net assets                                     1.33%                1.03%                1.08%                   0.66%(2)
Portfolio turnover rate                                 91.09%               34.75%               59.73%                   0.00%(1)#

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS THE ING DSI ENHANCED INDEX PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

#    ROUNDS TO LESS THAN 0.01%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS S
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING AELTUS ENHANCED                   YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
           INDEX PORTFOLIO(3)               DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $            7.96    $            6.29    $            8.16    $               8.23
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.08                 0.06                 0.05                    0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.71                 1.66                (1.92)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.79                 1.72                (1.87)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.05)               (0.05)               (0.00)+                    --
  Net realized gain on sale of
    investments                                            --                   --                (0.00)+                    --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.05)               (0.05)               (0.00)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $            8.70    $            7.96    $            6.29    $               8.16
                                            =================    =================    =================    ====================
Total return                                             9.95%               27.38%              (22.89)%                 (0.85)%(1)
Net assets, end of period (000's)           $          39,657    $          37,612    $          32,443    $             43,927
Ratio of total expenses to average net
  assets                                                 1.05%                1.05%                1.05%                   1.05%(2)
Ratio of net investment income to
  average net assets                                     0.93%                0.74%                0.57%                   0.44%(2)
Portfolio turnover rate                                 91.09%               34.75%               59.73%                   0.00%(1)#

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS THE ING DSI ENHANCED INDEX PORTFOLIO.

#    ROUNDS TO LESS THAN 0.01%

+    ROUNDS TO LESS THAN (0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS ADV
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING AELTUS ENHANCED                   YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
           INDEX PORTFOLIO(3)               DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $            7.90    $            6.28    $            8.16    $               8.23
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.05                 0.05                 0.00*                   0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.71                 1.64                (1.88)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.76                 1.69                (1.88)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.03)               (0.07)               (0.00)+                    --
  Net realized gain on sale of
    investments                                            --                   --                (0.00)+                    --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.03)               (0.07)               (0.00)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $            8.63    $            7.90    $            6.28    $               8.16
                                            =================    =================    =================    ====================
Total return                                             9.73%               26.99%              (23.03)%                 (0.85)%(1)
Net assets, end of period (000's)           $           3,625    $           4,669    $           1,036    $                 10
Ratio of total expenses to average net
  assets                                                 1.30%                1.30%                1.30%                   1.30%(2)
Ratio of net investment income to
  average net assets                                     0.61%                0.50%                0.53%                   0.17%(2)
Portfolio turnover rate                                 91.09%               34.75%               59.73%                   0.00%(1)#

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS THE ING DSI ENHANCED INDEX PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

#    ROUNDS TO LESS THAN 0.01%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS I
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING AMERICAN CENTURY                  YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
          SELECT PORTFOLIO(3)               DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $            8.90    $            6.62    $            9.85    $               9.92
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.00*               (0.01)               (0.00)+                  0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.45                 2.29                (3.23)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.45                 2.28                (3.23)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $            9.35    $            8.90    $            6.62    $               9.85
                                            =================    =================    =================    ====================
Total return                                             5.06%               34.44%              (32.79)%                 (0.71)%(1)
Net assets, end of period (000's)           $         202,265    $             721    $              82    $                 10
Ratio of total expenses to average net
  assets                                                 0.90%                1.00%                1.00%                   1.00%(2)
Ratio of net investment income (loss)
  to average net assets                                  0.38%               (0.21)%              (0.09)%                  0.50%(2)
Portfolio turnover rate                                505.97%              168.93%              245.27%                   6.09%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO KNOWN AS ING ALGER GROWTH
     PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS S
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING AMERICAN CENTURY                  YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
          SELECT PORTFOLIO(3)               DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $            8.85    $            6.60    $            9.85    $               9.92
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.00)+              (0.02)               (0.01)                   0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.42                 2.27                (3.24)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.42                 2.25                (3.25)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $            9.27    $            8.85    $            6.60    $               9.85
                                            =================    =================    =================    ====================
Total return                                             4.75%               34.29%              (33.10)%                 (0.71)%(1)
Net assets, end of period (000's)           $          13,482    $           2,874    $             321    $                 10
Ratio of total expenses to average net
  assets                                                 1.15%                1.25%                1.25%                   1.25%(2)
Ratio of net investment income (loss) to
  average net assets                                    (0.10)%              (0.45)%              (0.31)%                  0.17%(2)
Portfolio turnover rate                                505.97%              168.93%              245.27%                   6.09%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER GROWTH PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS ADV
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING AMERICAN CENTURY                  YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
          SELECT PORTFOLIO(3)               DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $            8.81    $            6.58    $            9.85    $               9.92
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                   (0.08)               (0.05)               (0.05)                  (0.00)+
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.47                 2.28                (3.22)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.39                 2.23                (3.27)                  (0.07)
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $            9.20    $            8.81    $            6.58    $               9.85
                                            =================    =================    =================    ====================
Total return                                             4.43%               33.89%              (33.20)%                 (0.71)%(1)
Net assets, end of period (000's)           $          30,324    $          53,998    $          45,533    $             38,319
Ratio of total expenses to average net
  assets                                                 1.40%                1.50%                1.50%                   1.48%(2)
Ratio of net investment loss to average
  net assets                                            (0.60)%              (0.70)%              (0.65)%                 (0.06)%(2)
Portfolio turnover rate                                505.97%              168.93%              245.27%                   6.09%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER GROWTH PORTFOLIO.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS I
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
              ING AMERICAN CENTURY                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
            SMALL CAP VALUE PORTFOLIO                   DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           10.77    $            8.16    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.03                 0.02                    0.01
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              2.28                 2.89                   (1.84)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 2.31                 2.91                   (1.83)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.02)               (0.03)                  (0.01)
  Net realized gain on sale of investments                          (0.82)               (0.27)
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.84)               (0.30)                  (0.01)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.24    $           10.77    $               8.16
                                                        =================    =================    ====================
Total return                                                        21.61%               35.84%                 (18.36)%(1)
Net assets, end of period (000's)                       $          28,433    $           8,007    $                669
Ratio of net expenses to average net assets                          1.30%                1.32%                   1.40%(2)
Ratio of net investment income to average net assets                 0.35%                0.53%                   0.48%(2)
Portfolio turnover rate                                            106.84%              136.81%                  70.04%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                                            --                 1.40%                     --
Ratio of net investment income to average net assets
  prior to expense reimbursements                                      --                 0.45%                     --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS S
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
              ING AMERICAN CENTURY                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
            SMALL CAP VALUE PORTFOLIO                   DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           10.76    $            8.15    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.00*                0.02                    0.00*
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              2.28                 2.87                   (1.85)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 2.28                 2.89                   (1.85)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.00)+              (0.01)                  (0.00)+
  Net realized gain on sale of investments                          (0.82)               (0.27)
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.82)               (0.28)                  (0.00)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.22    $           10.76    $               8.15
                                                        =================    =================    ====================
Total return                                                        21.34%               35.49%                 (18.48)%(1)
Net assets, end of period (000's)                       $          37,816    $          12,363    $              6,324
Ratio of net expenses to average net assets                          1.55%                1.57%                   1.65%(2)
Ratio of net investment income to average net assets                 0.09%                0.23%                   0.09%(2)
Portfolio turnover rate                                            106.84%              136.81%                  70.04%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                                            --                 1.65%                     --
Ratio of net investment income to average net assets
  prior to expense reimbursements                                      --                 0.15%                     --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS ADV
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
              ING AMERICAN CENTURY                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
            SMALL CAP VALUE PORTFOLIO                   DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           10.71    $            8.13    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.02)                0.01                    0.00*
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              2.26                 2.84                   (1.86)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 2.24                 2.85                   (1.86)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                --                (0.00)+                 (0.01)
  Net realized gain on sale of investments                          (0.82)               (0.27)                     --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.82)               (0.27)                  (0.01)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.13    $           10.71    $               8.13
                                                        =================    =================    ====================
Total return                                                        21.03%               35.08%                 (18.62)%(1)
Net assets, end of period (000's)                       $           5,266    $           2,843    $                815
Ratio of net expenses to average net assets                          1.80%                1.82%                   1.90%(2)
Ratio of net investment income (loss) to average net
  assets                                                            (0.14)%               0.00%#                  0.06%(2)
Portfolio turnover rate                                            106.84%              136.81%                  70.04%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                                            --                 1.90%                     --
Ratio of net investment loss to average net assets
  prior to expense reimbursements                                      --                (0.08)%                    --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

#    ROUNDS TO LESS THAN 0.01%

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS I
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
               ING BARON SMALL                             YEAR ENDED           YEAR ENDED           OF OPERATIONS)
            CAP GROWTH PORTFOLIO                        DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.74    $            8.77    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.07)               (0.05)                  (0.03)
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              3.39                 3.02                   (1.20)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 3.32                 2.97                   (1.23)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           15.06    $           11.74    $               8.77
                                                        =================    =================    ====================
Total return                                                        28.28%               33.87%                 (12.30)%(1)
Net assets, end of period (000's)                       $          29,954    $          10,522    $                706
Ratio of net expenses to average net assets                          1.20%                1.21%                   1.25%(2)
Ratio of net investment loss to average net assets                  (0.71)%              (0.90)%                 (1.01)%(2)
Portfolio turnover rate                                             19.19%               18.55%                  12.42%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                                            --                 1.25%                     --
Ratio of net investment loss to average net assets
  prior to expense reimbursements                                      --                (0.94)%                    --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS S
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
               ING BARON SMALL                             YEAR ENDED           YEAR ENDED           OF OPERATIONS)
            CAP GROWTH PORTFOLIO                        DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.69    $            8.76    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.09)               (0.07)                  (0.06)
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              3.36                 3.00                   (1.18)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 3.27                 2.93                   (1.24)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           14.96    $           11.69    $               8.76
                                                        =================    =================    ====================
Total return                                                        27.97%               33.45%                 (12.40)%(1)
Net assets, end of period (000's)                       $         114,112    $          44,200    $              7,793
Ratio of net expenses to average net assets                          1.45%                1.46%                   1.50%(2)
Ratio of net investment loss to average net assets                  (0.96)%              (1.15)%                 (1.23)%(2)
Portfolio turnover rate                                             19.19%               18.55%                  12.42%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                                            --                 1.50%                     --
Ratio of net investment loss to average net assets
  prior to expense reimbursements                                      --                (1.19)%                    --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS ADV
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
               ING BARON SMALL                             YEAR ENDED           YEAR ENDED           OF OPERATIONS)
            CAP GROWTH PORTFOLIO                        DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.64    $            8.74    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.09)               (0.12)                  (0.02)
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              3.30                 3.02                   (1.24)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 3.21                 2.90                   (1.26)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           14.85    $           11.64    $               8.74
                                                        =================    =================    ====================
Total return                                                        27.58%               33.18%                 (12.60)%(1)
Net assets, end of period (000's)                       $          17,106    $           3,950    $              2,131
Ratio of total expenses to average net assets                        1.70%                1.71%                   1.75%(2)
Ratio of net investment loss to average net assets                  (1.22)%              (1.42)%                 (1.56)%(2)
Portfolio turnover rate                                             19.19%               18.55%                  12.42%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                                            --                 1.75%                     --
Ratio of net investment loss to average net assets
  prior to expense reimbursements                                      --                (1.46)%                    --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS I
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING GOLDMAN SACHS(R)                 YEAR ENDED           YEAR ENDED           YEAR ENDED           OF OPERATIONS)
        CAPITAL GROWTH PORTFOLIO            DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $           10.40    $            8.40    $           11.15    $              11.24
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.05                 0.02                 0.01                    0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.89                 1.98                (2.76)                  (0.09)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.94                 2.00                (2.75)                  (0.09)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.03)                  --                (0.00)+                    --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.03)                  --                (0.00)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $           11.31    $           10.40    $            8.40    $              11.15
                                            =================    =================    =================    ====================
Total return                                             9.08%               23.81%              (24.65)%                 (0.80)%(1)
Net assets, end of period (000's)           $           1,761    $           1,210    $             173    $                 10
Ratio of total expenses to average net
  assets                                                 1.05%                1.05%                1.05%                   1.05%(2)
Ratio of net investment income to
  average net assets                                     0.54%                0.30%                0.45%                   0.50%(2)
Portfolio turnover rate                                 46.00%               22.77%               31.98%                   1.11%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS S
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING GOLDMAN SACHS(R)                  YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
        CAPITAL GROWTH PORTFOLIO            DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $           10.36    $            8.38    $           11.15    $              11.24
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.02                 0.01                (0.01)                   0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.88                 1.97                (2.76)                  (0.09)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.90                 1.98                (2.77)                  (0.09)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.00)+                 --                (0.00)+                    --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.00)                  --                (0.00)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $           11.26    $           10.36    $            8.38    $              11.15
                                            =================    =================    =================    ====================
Total return                                             8.74%               23.63%              (24.84)%                 (0.80)%(1)
Net assets, end of period (000's)           $          87,353    $          90,005    $          78,023    $            103,118
Ratio of total expenses to average net
  assets                                                 1.30%                1.30%                1.30%                   1.30%(2)
Ratio of net investment income (loss) to
  average net assets                                     0.28%                0.06%               (0.08)%                  0.07%(2)
Portfolio turnover rate                                 46.00%               22.77%               31.98%                   1.11%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS ADV
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING GOLDMAN SACHS(R)                  YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
        CAPITAL GROWTH PORTFOLIO            DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $           10.36    $            8.41    $           11.15    $              11.24
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.01                (0.02)               (0.00)+                 (0.00)+
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          0.87                 1.97                (2.74)                  (0.09)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            0.88                 1.95                (2.74)                  (0.09)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                    --                   --                (0.00)+                    --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                                  --                   --                (0.00)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $           11.24    $           10.36    $            8.41    $              11.15
                                            =================    =================    =================    ====================
Total return                                             8.49%               23.19%              (24.56)%                 (0.80)%(1)
Net assets, end of period (000's)           $           6,117    $           5,299    $           4,124    $                 10
Ratio of total expenses to average net
  assets                                                 1.55%                1.55%                1.55%                   1.55%(2)
Ratio of net investment income (loss) to
  average net assets                                     0.06%               (0.19)%              (0.09)%                 (0.03)%(2)
Portfolio turnover rate                                 46.00%               22.77%               31.98%                   1.11%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                         CLASS I
                                                                        -----------------------------------------
                                                                                                 PERIOD FROM
                                                                                                 MAY 1, 2003
                                                                                                (COMMENCEMENT
                        ING GOLDMAN SACHS(R)                               YEAR ENDED           OF OPERATIONS)
                        CORE EQUITY PORTFOLIO                           DECEMBER 31, 2004    TO DECEMBER 31, 2003
--------------------------------------------------------------------    -----------------    --------------------
Net asset value, beginning of period                                    $           12.46    $              10.00
                                                                        -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                              0.14                    0.06
  Net realized and change in unrealized gain on investments, foreign
    currency and forward foreign currency exchange contracts                         1.44                    2.40
                                                                        -----------------    --------------------
      Total income from investment operations                                        1.58                    2.46
                                                                        -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                             (0.06)                     --
  Net realized gain on sale of investments                                          (0.56)                     --
                                                                        -----------------    --------------------
      Total distributions                                                           (0.62)                     --
                                                                        -----------------    --------------------
Net asset value, end of period                                          $           13.42    $              12.46
                                                                        =================    ====================
Total return                                                                        13.32%                  24.60%(1)
Net assets, end of period (000's)                                       $               1    $                  1
Ratio of total expenses to average net assets                                        0.90%                   0.90%(2)
Ratio of net investment income to average net assets                                 1.16%                   0.80%(2)
Portfolio turnover rate                                                            120.49%                  66.39%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                         CLASS S
                                                                        -----------------------------------------
                                                                                                 PERIOD FROM
                                                                                                 MAY 1, 2003
                                                                                                (COMMENCEMENT
                    ING GOLDMAN SACHS(R)                                   YEAR ENDED           OF OPERATIONS)
                    CORE EQUITY PORTFOLIO                               DECEMBER 31, 2004    TO DECEMBER 31, 2003
--------------------------------------------------------------------    -----------------    --------------------
Net asset value, beginning of period                                    $           12.44    $              10.00
                                                                        -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                              0.11                    0.04
  Net realized and change in unrealized gain on investments, foreign
    currency and forward foreign currency exchange contracts                         1.43                    2.40
                                                                        -----------------    --------------------
      Total income from investment operations                                        1.54                    2.44
                                                                        -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                             (0.04)                     --
  Net realized gain on sale of investments                                          (0.56)                     --
                                                                        -----------------    --------------------
      Total distributions                                                           (0.60)                     --
                                                                        -----------------    --------------------
Net asset value, end of period                                          $           13.38    $              12.44
                                                                        =================    ====================
Total return                                                                        13.00%                  24.40%(1)
Net assets, end of period (000's)                                       $         113,003    $             96,497
Ratio of total expenses to average net assets                                        1.15%                   1.15%(2)
Ratio of net investment income to average net assets                                 0.91%                   0.53%(2)
Portfolio turnover rate                                                            120.49%                  66.39%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                        CLASS ADV
                                                                        -----------------------------------------
                                                                                                 PERIOD FROM
                                                                                                 MAY 1, 2003
                                                                                                (COMMENCEMENT
                    ING GOLDMAN SACHS(R)                                   YEAR ENDED           OF OPERATIONS)
                    CORE EQUITY PORTFOLIO                               DECEMBER 31, 2004    TO DECEMBER 31, 2003
--------------------------------------------------------------------    -----------------    --------------------
Net asset value, beginning of period                                    $           12.42    $              10.00
                                                                        -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                              0.08                    0.02
  Net realized and change in unrealized gain on investments, foreign
    currency and forward foreign currency exchange contracts                         1.43                    2.40
                                                                        -----------------    --------------------
      Total income from investment operations                                        1.51                    2.42
                                                                        -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                             (0.06)                     --
  Net realized gain on sale of investments                                          (0.56)                     --
                                                                        -----------------    --------------------
      Total distributions                                                           (0.62)                     --
                                                                        -----------------    --------------------
Net asset value, end of period                                          $           13.31    $              12.42
                                                                        =================    ====================
Total return                                                                        12.76%                  24.20%(1)
Net assets, end of period (000's)                                       $             108    $                  1
Ratio of total expenses to average net assets                                        1.40%                   1.40%(2)
Ratio of net investment income to average net assets                                 1.14%                   0.27%(2)
Portfolio turnover rate                                                            120.49%                  66.39%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                              ----------------------------------------------------------------------------------------------------
   ING JPMORGAN FLEMING          YEAR ENDED          YEAR ENDED            YEAR ENDED           YEAR ENDED          YEAR ENDED
  INTERNATIONAL PORTFOLIO     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002(1)   DECEMBER 31, 2001   DECEMBER 31, 2000
---------------------------   -----------------   -----------------   --------------------   -----------------   -----------------
Net asset value, beginning
  of period                   $           10.47   $            8.16   $              10.03   $           18.44   $           25.49
                              -----------------   -----------------   --------------------   -----------------   -----------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                    0.18                0.14                   0.06                0.06                0.04
  Net realized and change in
    unrealized gain (loss)
    on investments, foreign
    currency and forward
    foreign currency
    exchange contracts                     1.79                2.26                  (1.88)              (4.64)              (4.91)
                              -----------------   -----------------   --------------------   -----------------   -----------------
      Total income (loss)
        from investment
        operations                         1.97                2.40                  (1.82)              (4.58)              (4.87)
                              -----------------   -----------------   --------------------   -----------------   -----------------
LESS DISTRIBUTIONS:
  Net investment income                   (0.13)              (0.09)                 (0.05)              (0.05)              (0.11)
  Net realized gain on sale
    of investments                           --                  --                     --               (3.78)              (2.07)
                              -----------------   -----------------   --------------------   -----------------   -----------------
      Total distributions                 (0.13)              (0.09)                 (0.05)              (3.83)              (2.18)
                              -----------------   -----------------   --------------------   -----------------   -----------------
Net asset value, end of
  period                      $           12.31   $           10.47   $               8.16   $           10.03   $           18.44
                              =================   =================   ====================   =================   =================
Total return                              18.89%              29.45%                (18.08)%            (26.93)%            (19.59)%
Net assets, end of period
  (000's)                     $         374,309   $         338,566   $            282,054   $         369,992   $         557,941
Ratio of total expenses to
  average net assets                       1.00%               1.00%                  1.00%               1.01%               1.00%
Ratio of net investment
  income to average net
  assets                                   1.46%               1.56%                  0.65%               0.44%               0.22%
Portfolio turnover rate                   12.38%              23.06%                173.74%              96.70%              76.54%

(1)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                CLASS S
                                         --------------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING JPMORGAN FLEMING               YEAR ENDED           YEAR ENDED            YEAR ENDED            OF OPERATIONS)
        INTERNATIONAL PORTFOLIO          DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002(3)    TO DECEMBER 31, 2001
---------------------------------------  -----------------    -----------------    --------------------    --------------------
Net asset value, beginning of period     $           10.44    $            8.15    $              10.04    $              10.18
                                         -----------------    -----------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.11                (0.05)                   0.02                   (0.00)+
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                       1.81                 2.43                   (1.86)                  (0.14)
                                         -----------------    -----------------    --------------------    --------------------
      Total income (loss) from
        investment operations                         1.92                 2.38                   (1.84)                  (0.14)
                                         -----------------    -----------------    --------------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                              (0.12)               (0.09)                  (0.05)                     --
                                         -----------------    -----------------    --------------------    --------------------
      Total distributions                            (0.12)               (0.09)                  (0.05)                     --
                                         -----------------    -----------------    --------------------    --------------------
Net asset value, end of period           $           12.24    $           10.44    $               8.15    $              10.04
                                         =================    =================    ====================    ====================
Total return                                         18.65%               29.38%                 (18.29)%                 (1.38)%(1)
Net assets, end of period (000's)        $         201,653    $           8,034    $                 18    $                 10
Ratio of total expenses to average net
  assets                                              1.25%                1.25%                   1.25%                   1.25%(2)
Ratio of net investment income (loss)
  to average net assets                               0.85%               (0.21)%                  0.24%                  (0.34)%(2)
Portfolio turnover rate                              12.38%               23.06%                 173.74%                  96.70%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS ADV
                                         --------------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
         ING JPMORGAN FLEMING               YEAR ENDED           YEAR ENDED             YEAR ENDED            OF OPERATIONS)
        INTERNATIONAL PORTFOLIO          DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002(3)    TO DECEMBER 31, 2001
---------------------------------------  -----------------    -----------------    --------------------    --------------------
Net asset value, beginning of period     $           10.40    $            8.13    $              10.03    $              10.18
                                         -----------------    -----------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.08                 0.05                   (0.04)                  (0.00)+
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                       1.81                 2.30                   (1.81)                  (0.15)
                                         -----------------    -----------------    --------------------    --------------------
      Total income (loss) from
        investment operations                         1.89                 2.35                   (1.85)                  (0.15)
                                         -----------------    -----------------    --------------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                              (0.11)               (0.08)                  (0.05)                     --
                                         -----------------    -----------------    --------------------    --------------------
      Total distributions                            (0.11)               (0.08)                  (0.05)                     --
                                         -----------------    -----------------    --------------------    --------------------
Net asset value, end of period           $           12.18    $           10.40    $               8.13    $              10.03
                                         =================    =================    ====================    ====================
Total return                                         18.34%               28.98%                 (18.48)%                 (1.47)%(1)
Net assets, end of period (000's)        $           2,224    $           1,184    $                485    $                 10
Ratio of total expenses to average net
  assets                                              1.50%                1.50%                   1.50%                   1.50%(2)
Ratio of net investment income (loss)
  to average net assets                               0.85%                0.86%                  (0.45)%                 (0.67)%(2)
Portfolio turnover rate                              12.38%               23.06%                 173.74%                  96.70%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS I
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
                  ING JPMORGAN                             YEAR ENDED           YEAR ENDED           OF OPERATIONS)
             MID CAP VALUE PORTFOLIO                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.91    $            9.24    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.04                 0.05                    0.02
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              2.44                 2.75                   (0.75)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 2.48                 2.80                   (0.73)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.04)               (0.05)                  (0.03)
  Net realized gain on sale of investments                          (0.42)               (0.08)                     --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.46)               (0.13)                  (0.03)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           13.93    $           11.91    $               9.24
                                                        =================    =================    ====================
Total return                                                        20.88%               30.31%                  (7.30)%(1)
Net assets, end of period (000's)                       $          55,163    $          16,662    $                957
Ratio of total expenses to average net assets                        1.10%                1.10%                   1.10%(2)
Ratio of net investment income to average net assets                 0.49%                1.04%                   0.85%(2)
Portfolio turnover rate                                             44.80%               44.14%                  30.55%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS S
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
                   ING JPMORGAN                            YEAR ENDED           YEAR ENDED           OF OPERATIONS)
              MID CAP VALUE PORTFOLIO                   DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.89    $            9.23    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.02                 0.04                    0.02
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              2.42                 2.73                   (0.77)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 2.44                 2.77                   (0.75)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.02)               (0.03)                  (0.02)
  Net realized gain on sale of investments                          (0.42)               (0.08)                     --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.44)               (0.11)                  (0.02)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           13.89    $           11.89    $               9.23
                                                        =================    =================    ====================
Total return                                                        20.59%               30.05%                  (7.53)%(1)
Net assets, end of period (000's)                       $          64,420    $          16,372    $              6,027
Ratio of total expenses to average net assets                        1.35%                1.35%                   1.35%(2)
Ratio of net investment income to average net assets                 0.26%                0.61%                   0.35%(2)
Portfolio turnover rate                                             44.80%               44.14%                  30.55%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS ADV
                                                        --------------------------------------------------------------
                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2002
                                                                                                      (COMMENCEMENT
                   ING JPMORGAN                            YEAR ENDED           YEAR ENDED           OF OPERATIONS)
              MID CAP VALUE PORTFOLIO                   DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.86    $            9.22    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.00)+               0.03                    0.01
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              2.40                 2.70                   (0.77)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 2.40                 2.73                   (0.76)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                --                (0.01)                  (0.02)
  Net realized gain on sale of investments                          (0.42)               (0.08)                     --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.42)               (0.09)                  (0.02)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           13.84    $           11.86    $               9.22
                                                        =================    =================    ====================
Total return                                                        20.31%               29.68%                  (7.64)%(1)
Net assets, end of period (000's)                       $           4,980    $           1,354    $                331
Ratio of total expenses to average net assets                        1.60%                1.60%                   1.60%(2)
Ratio of net investment income (loss) to average net
  assets                                                            (0.02)%               0.36%                   0.26%(2)
Portfolio turnover rate                                             44.80%               44.14%                  30.55%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                         CLASS I
                         -------------------------------------------------------------------------------------------------------
    ING MFS CAPITAL           YEAR ENDED            YEAR ENDED            YEAR ENDED          YEAR ENDED          YEAR ENDED
OPPORTUNITIES PORTFOLIO  DECEMBER 31, 2004(1)  DECEMBER 31, 2003(1)  DECEMBER 31, 2002(1)  DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------  --------------------  --------------------  --------------------  -----------------   -----------------
Net asset value,
  beginning of period    $              24.21  $              18.94  $              27.12  $           44.41   $           54.77
                         --------------------  --------------------  --------------------  -----------------   -----------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.24                  0.10                  0.04              (0.03)              (0.12)
  Net realized and
    change in unrealized
    gain (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts                   2.86                  5.21                 (8.22)            (10.25)              (2.08)
                         --------------------  --------------------  --------------------  -----------------   -----------------
      Total income
        (loss) from
        investment
        operations                       3.10                  5.31                 (8.18)            (10.28)              (2.20)
                         --------------------  --------------------  --------------------  -----------------   -----------------
LESS DISTRIBUTIONS:
  Net investment income                 (0.11)                (0.04)                   --                 --                  --
  Net realized gain on
    sale of investments                    --                    --                    --              (7.01)              (8.16)
                         --------------------  --------------------  --------------------  -----------------   -----------------
      Total
        distributions                   (0.11)                (0.04)                   --              (7.01)              (8.16)
                         --------------------  --------------------  --------------------  -----------------   -----------------
Net asset value, end of
  period                 $              27.20  $              24.21  $              18.94  $           27.12   $           44.41
                         ====================  ====================  ====================  =================   =================
Total return                            12.88%                28.07%               (30.16)%           (24.75)%             (5.72)%
Net assets, end of
  period (000's)         $            234,606  $            247,542  $            212,841  $         351,204   $         440,433
Ratio of total expenses
  to average net assets                  0.90%                 0.90%                 0.90%              0.90%               0.90%
Ratio of net investment
  income (loss) to
  average net assets                     0.85%                 0.47%                 0.19%             (0.09)%             (0.28)%
Portfolio turnover rate                 74.19%                64.97%               151.07%            105.61%             119.72%

(1)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS S
                                      -----------------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING MFS CAPITAL                  YEAR ENDED             YEAR ENDED             YEAR ENDED           OF OPERATIONS)
      OPPORTUNITIES PORTFOLIO         DECEMBER 31, 2004(3)   DECEMBER 31, 2003(3)   DECEMBER 31, 2002(3)   TO DECEMBER 31, 2001
------------------------------------  --------------------   --------------------   --------------------   --------------------
Net asset value, beginning of period  $              24.09   $              18.89   $              27.11   $              27.21
                                      --------------------   --------------------   --------------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.16                   0.05                   0.02                  (0.00)+
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts                                2.87                   5.19                  (8.24)                 (0.10)
                                      --------------------   --------------------   --------------------   --------------------
      Total income (loss) from
        investment operations                         3.03                   5.24                  (8.22)                 (0.10)
                                      --------------------   --------------------   --------------------   --------------------
LESS DISTRIBUTIONS:
  Net investment income                              (0.08)                 (0.04)                    --                     --
                                      --------------------   --------------------   --------------------   --------------------
      Total distributions                            (0.08)                 (0.04)                    --                     --
                                      --------------------   --------------------   --------------------   --------------------
Net asset value, end of period        $              27.04   $              24.09   $              18.89   $              27.11
                                      ====================   ====================   ====================   ====================
Total return                                         12.63%                 27.74%                (30.35)%                (0.37)%(1)
Net assets, end of period (000's)     $                445   $                391   $                 80   $                 10
Ratio of total expenses to average
  net assets                                          1.15%                  1.15%                  1.15%                  1.15%(2)
Ratio of net investment income
  (loss) to average net assets                        0.62%                  0.21%                  0.08%                 (0.03)%(2)
Portfolio turnover rate                              74.19%                 64.97%                151.07%                105.61%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS ADV
                                      -----------------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
          ING MFS CAPITAL                  YEAR ENDED             YEAR ENDED             YEAR ENDED           OF OPERATIONS)
      OPPORTUNITIES PORTFOLIO         DECEMBER 31, 2004(3)   DECEMBER 31, 2003(3)   DECEMBER 31, 2002(3)   TO DECEMBER 31, 2001
------------------------------------  --------------------   --------------------   --------------------   --------------------
Net asset value, beginning of period  $              23.98   $              18.84   $              27.11   $              27.21
                                      --------------------   --------------------   --------------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.03                  (0.01)                 (0.01)                 (0.01)
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts                                2.92                   5.17                  (8.26)                 (0.09)
                                      --------------------   --------------------   --------------------   --------------------
      Total income (loss) from
        investment operations                         2.95                   5.16                  (8.27)                 (0.10)
                                      --------------------   --------------------   --------------------   --------------------
LESS DISTRIBUTIONS:
  Net investment income                              (0.07)                 (0.02)                    --                     --
                                      --------------------   --------------------   --------------------   --------------------
      Total distributions                            (0.07)                 (0.02)                    --                     --
                                      --------------------   --------------------   --------------------   --------------------
Net asset value, end of period        $              26.86   $              23.98   $              18.84   $              27.11
                                      ====================   ====================   ====================   ====================
Total return                                         12.36%                 27.39%                (30.51)%                (0.37)%(1)
Net assets, end of period (000's)     $                267   $                159   $                 54   $                 10
Ratio of total expenses to average
  net assets                                          1.40%                  1.40%                  1.40%                  1.40%(2)
Ratio of net investment income
  (loss) to average net assets                        0.27%                 (0.04)%                (0.06)%                (0.33)%(2)
Portfolio turnover rate                              74.19%                 64.97%                151.07%                105.61%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS I
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
           ING OPCAP BALANCED                   YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
            VALUE PORTFOLIO                 DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $           12.32    $            9.66    $           12.40    $              12.55
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.14                 0.10                 0.07                    0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          1.15                 2.84                (2.68)                  (0.15)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            1.29                 2.94                (2.61)                  (0.15)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.14)               (0.28)               (0.01)                     --
  Net realized gain on sale of
    investments                                            --                   --                (0.12)                     --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.14)               (0.28)               (0.13)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $           13.47    $           12.32    $            9.66    $              12.40
                                            =================    =================    =================    ====================
Total return                                            10.58%               30.72%              (21.06)%                 (1.20)%(1)
Net assets, end of period (000's)           $           4,046    $           1,064    $             196    $                 10
Ratio of total expenses to average net
  assets                                                 1.00%                1.00%                1.00%                   1.00%(2)
Ratio of net investment income to
  average net assets                                     0.59%                1.12%                2.11%                   0.67%(2)
Portfolio turnover rate                                110.18%              124.56%              133.43%                   7.53%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS S
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
           ING OPCAP BALANCED                   YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
            VALUE PORTFOLIO                 DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $           12.29    $            9.64    $           12.40    $              12.55
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.04                 0.11                 0.23                    0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          1.22                 2.79                (2.86)                  (0.15)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            1.26                 2.90                (2.63)                  (0.15)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.12)               (0.25)               (0.01)                     --
  Net realized gain on sale of
    investments                                            --                   --                (0.12)                     --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.12)               (0.25)               (0.13)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $           13.43    $           12.29    $            9.64    $              12.40
                                            =================    =================    =================    ====================
Total return                                            10.32%               30.32%              (21.23)%                 (1.20)%(1)
Net assets, end of period (000's)           $         160,159    $         140,554    $         102,619    $            143,306
Ratio of total expenses to average net
  assets                                                 1.25%                1.25%                1.25%                   1.27%(2)
Ratio of net investment income to
  average net assets                                     0.35%                1.00%                1.85%                   0.52%(2)
Portfolio turnover rate                                110.18%              124.56%              133.43%                   7.53%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS ADV
                                            -----------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                                                              (COMMENCEMENT
           ING OPCAP BALANCED                   YEAR ENDED           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
            VALUE PORTFOLIO                 DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------------    -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period        $           12.21    $            9.61    $           12.40    $              12.55
                                            -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.04                 0.09                 0.05                    0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                          1.17                 2.77                (2.71)                  (0.15)
                                            -----------------    -----------------    -----------------    --------------------
      Total income (loss) from
        investment operations                            1.21                 2.86                (2.66)                  (0.15)
                                            -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                 (0.10)               (0.26)               (0.01)                     --
  Net realized gain on sale of
    investments                                            --                   --                (0.12)                     --
                                            -----------------    -----------------    -----------------    --------------------
      Total distributions                               (0.10)               (0.26)               (0.13)                     --
                                            -----------------    -----------------    -----------------    --------------------
Net asset value, end of period              $           13.32    $           12.21    $            9.61    $              12.40
                                            =================    =================    =================    ====================
Total return                                            10.00%               30.08%              (21.46)%                 (1.20)%(1)
Net assets, end of period (000's)           $           3,767    $           2,665    $           1,756    $                 10
Ratio of total expenses to average net
  assets                                                 1.50%                1.50%                1.50%                   1.50%(2)
Ratio of net investment income to
  average net assets                                     0.10%                0.74%                1.40%                   0.21%(2)
Portfolio turnover rate                                110.18%              124.56%              133.43%                   7.53%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS I
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
                   ING OPPENHEIMER                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
                 GLOBAL PORTFOLIO(3)                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.23    $            8.40    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.01                 0.00*                   0.02
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              1.69                 2.83                   (1.62)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 1.70                 2.83                   (1.60)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.01)               (0.00)+                    --
  Net realized gain on sale of investments                          (0.12)                  --                      --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.13)               (0.00)                     --
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.80    $           11.23    $               8.40
                                                        =================    =================    ====================
Total return                                                        15.28%               33.73%                 (16.00)%(1)
Net assets, end of period (000's)                       $         843,253    $             426    $                 89
Ratio of total expenses to average net assets                        0.77%                1.20%                   1.20%(2)
Ratio of net investment income to average net assets                 1.11%                0.22%                   0.33%(2)
Portfolio turnover rate                                            389.97%              157.47%                  87.08%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004 THE PORTFOLIO WAS KNOWN AS THE ING MFS GLOBAL GROWTH PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS S
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
                   ING OPPENHEIMER                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
                 GLOBAL PORTFOLIO(3)                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.06    $            8.39    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.02                 0.02                    0.00*
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              1.62                 2.65                   (1.61)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 1.64                 2.67                   (1.61)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.00)+                 --                      --
  Net realized gain on sale of investments                          (0.12)                  --                      --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.12)                  --                      --
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.58    $           11.06    $               8.39
                                                        =================    =================    ====================
Total return                                                        15.01%               31.82%                 (16.10)%(1)
Net assets, end of period (000's)                       $          19,143    $          14,291    $              8,516
Ratio of total expenses to average net assets                        1.02%                1.45%                   1.45%(2)
Ratio of net investment income to average net assets                 0.19%                0.19%                   0.07%(2)
Portfolio turnover rate                                            389.97%              157.47%                  87.08%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004 THE PORTFOLIO WAS KNOWN AS THE ING MFS GLOBAL GROWTH PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS ADV
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
                   ING OPPENHEIMER                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
                 GLOBAL PORTFOLIO(3)                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
----------------------------------------------------    -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           11.02    $            8.38    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.03                 0.00*                  (0.01)
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                              1.57                 2.64                   (1.61)
                                                        -----------------    -----------------    --------------------
      Total income (loss) from investment operations                 1.60                 2.64                   (1.62)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
  Net investment income                                             (0.00)+                 --                      --
  Net realized gain on sale of investments                          (0.12)                  --                      --
                                                        -----------------    -----------------    --------------------
      Total distributions                                           (0.12)                  --                      --
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.50    $           11.02    $               8.38
                                                        =================    =================    ====================
Total return                                                        14.71%               31.50%                 (16.20)%(1)
Net assets, end of period (000's)                       $         127,653    $             856    $                665
Ratio of total expenses to average net assets                        1.27%                1.70%                   1.70%(2)
Ratio of net investment income (loss) to average net
  assets                                                             0.55%                0.01%                  (0.43)%(2)
Portfolio turnover rate                                            389.97%              157.47%                  87.08%(1)

Ratio of gross expenses to average net assets prior
  to expense reimbursements                             $            1.28    $              --    $                 --
Ratio of net investment income to average net assets
  prior to expense reimbursements                                    0.54%                  --                      --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004 THE PORTFOLIO WAS KNOWN AS THE ING MFS GLOBAL GROWTH PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                                                       --------------------
                                                                           PERIOD FROM
                                                                         NOVEMBER 8, 2004
                                                                          (COMMENCEMENT
                             ING OPPENHEIMER                              OF OPERATIONS)
                       STRATEGIC INCOME PORTFOLIO                      TO DECEMBER 31, 2004
--------------------------------------------------------------------   --------------------
Net asset value, beginning of period                                   $              10.00
                                                                       --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                0.02
  Net realized and change in unrealized gain on investments, foreign
    currency and forward foreign currency exchange contracts                           0.12
                                                                       --------------------
      Total income from investment operations                                          0.14
                                                                       --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                               (0.02)
                                                                       --------------------
      Total distributions                                                             (0.02)
                                                                       --------------------
Net asset value, end of period                                         $              10.12
                                                                       ====================
Total return(1)                                                                        1.39%
Net assets, end of period (000's)                                      $            103,283
Ratio of total expenses to average net assets(2)                                       0.52%
Ratio of net investment income to average net assets(2)                                2.56%
Portfolio turnover rate(1)                                                           145.26%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                                       --------------------
                                                                           PERIOD FROM
                                                                         NOVEMBER 8, 2004
                                                                          (COMMENCEMENT
                             ING OPPENHEIMER                              OF OPERATIONS)
                       STRATEGIC INCOME PORTFOLIO                      TO DECEMBER 31, 2004
--------------------------------------------------------------------   --------------------
Net asset value, beginning of period                                   $              10.00
                                                                       --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                0.02
  Net realized and change in unrealized gain on investments, foreign
    currency and forward foreign currency exchange contracts                           0.11
                                                                       --------------------
      Total income from investment operations                                          0.13
                                                                       --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                               (0.02)
                                                                       --------------------
      Total distributions                                                             (0.02)
                                                                       --------------------
Net asset value, end of period                                         $              10.11
                                                                       ====================
Total return(1)                                                                        1.27%
Net assets, end of period (000's)                                      $             60,836
Ratio of total expenses to average net assets(2)                                       0.77%
Ratio of net investment income to average net assets(2)                                2.40%
Portfolio turnover rate(1)                                                           145.26%

Ratio of gross expenses to average net assets prior to expense
  reimbursements(2)                                                                    0.81%
Ratio of net investment income to average net assets prior to
  expense reimbursements(2)                                                            2.36%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS ADV
                                                                       --------------------
                                                                            PERIOD FROM
                                                                         NOVEMBER 8, 2004
                                                                           (COMMENCEMENT
                             ING OPPENHEIMER                              OF OPERATIONS)
                       STRATEGIC INCOME PORTFOLIO                      TO DECEMBER 31, 2004
--------------------------------------------------------------------   --------------------
Net asset value, beginning of period                                   $              10.00
                                                                       --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                0.02
  Net realized and change in unrealized gain on investments, foreign
    currency and forward foreign currency exchange contracts                           0.11
                                                                       --------------------
      Total income from investment operations                                          0.13
                                                                       --------------------
LESS DISTRIBUTIONS:
  Net investment income                                                               (0.02)
                                                                       --------------------
      Total distributions                                                             (0.02)
                                                                       --------------------
Net asset value, end of period                                         $              10.11
                                                                       ====================
Total return(1)                                                                        1.26%
Net assets, end of period (000's)                                      $              3,655
Ratio of total expenses to average net assets(2)                                       1.02%
Ratio of net investment income to average net assets(2)                                2.15%
Portfolio turnover rate(1)                                                           145.26%

Ratio of gross expenses to average net assets prior to expense
  reimbursements                                                                       1.06%
Ratio of net investment income to average net assets prior to
  expense reimbursements                                                               2.11%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                      CLASS I
                                                        --------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                            MAY 1, 2002
                                                                                                           (COMMENCEMENT
                      ING PIMCO                              YEAR ENDED              YEAR ENDED            OF OPERATIONS)
                TOTAL RETURN PORTFOLIO                  DECEMBER 31, 2004(3)    DECEMBER 31, 2003(3)    TO DECEMBER 31, 2002
------------------------------------------------------  --------------------    --------------------    --------------------
Net asset value, beginning of period                    $              10.62    $              10.55    $              10.00
                                                        --------------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.16                    0.29                    0.09
   Net realized and change in unrealized gain on
     investments, swap contracts, foreign currency
     and forward foreign currency exchange contracts                    0.33                    0.17                    0.73
                                                        --------------------    --------------------    --------------------
        Total income from investment operations                         0.49                    0.46                    0.82
                                                        --------------------    --------------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                                  --                   (0.32)                  (0.16)
   Net realized gain on sale of investments                            (0.11)                  (0.07)                  (0.11)
                                                        --------------------    --------------------    --------------------
        Total distributions                                            (0.11)                  (0.39)                  (0.27)
                                                        --------------------    --------------------    --------------------
Net asset value, end of period                          $              11.00    $              10.62    $              10.55
                                                        ====================    ====================    ====================
Total return                                                            4.61%                   4.36%                   8.21%(1)
Net assets, end of period (000's)                       $             78,521    $             43,987    $              8,026
Ratio of total expenses to average net assets                           0.85%                   0.85%                   0.85%(2)
Ratio of net investment income to average net assets                    1.51%                   2.67%                   2.99%(2)
Portfolio turnover rate                                               376.96%                 471.09%                 419.33%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                      CLASS S
                                                        --------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                            MAY 1, 2002
                                                                                                           (COMMENCEMENT
                      ING PIMCO                              YEAR ENDED              YEAR ENDED            OF OPERATIONS)
                TOTAL RETURN PORTFOLIO                  DECEMBER 31, 2004(3)    DECEMBER 31, 2003(3)    TO DECEMBER 31, 2002
------------------------------------------------------  --------------------    --------------------    --------------------
Net asset value, beginning of period                    $              10.61    $              10.55    $              10.00
                                                        --------------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.14                    0.22                    0.14
   Net realized and change in unrealized gain on
     investments, swap contracts, foreign currency and
     forward foreign currency exchange contracts                        0.32                    0.21                    0.67
                                                        --------------------    --------------------    --------------------
        Total income from investment operations                         0.46                    0.43                    0.81
                                                        --------------------    --------------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                                  --                   (0.30)                  (0.15)
   Net realized gain on sale of investments                            (0.11)                  (0.07)                  (0.11)
                                                        --------------------    --------------------    --------------------
        Total distributions                                            (0.11)                  (0.37)                  (0.26)
                                                        --------------------    --------------------    --------------------
Net asset value, end of period                          $              10.96    $              10.61    $              10.55
                                                        ====================    ====================    ====================
Total return                                                            4.33%                   4.06%                   8.07%(1)
Net assets, end of period (000's)                       $             88,424    $             50,174    $             25,186
Ratio of total expenses to average net assets                           1.10%                   1.10%                   1.10%(2)
Ratio of net investment income to average net assets                    1.32%                   2.07%                   2.60%(2)
Portfolio turnover rate                                               376.96%                 471.09%                 419.33%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                      CLASS ADV
                                                        --------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                            MAY 1, 2002
                                                                                                           (COMMENCEMENT
                      ING PIMCO                              YEAR ENDED              YEAR ENDED            OF OPERATIONS)
                TOTAL RETURN PORTFOLIO                  DECEMBER 31, 2004(3)    DECEMBER 31, 2003(3)    TO DECEMBER 31, 2002
------------------------------------------------------  --------------------    --------------------    --------------------
Net asset value, beginning of period                    $              10.59    $              10.53    $              10.00
                                                        --------------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.09                    0.20                    0.07
   Net realized and change in unrealized gain
     on investments, swap contracts, foreign currency
     and forward foreign currency exchange contracts                    0.34                    0.20                    0.72
                                                        --------------------    --------------------    --------------------
        Total income from investment operations                         0.43                    0.40                    0.79
                                                        --------------------    --------------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                                  --                   (0.27)                  (0.15)
   Net realized gain on sale of investments                            (0.11)                  (0.07)                  (0.11)
                                                        --------------------    --------------------    --------------------
        Total distributions                                            (0.11)                  (0.34)                  (0.26)
                                                        --------------------    --------------------    --------------------
Net asset value, end of period                          $              10.91    $              10.59    $              10.53
                                                        ====================    ====================    ====================
Total return                                                            4.06%                   3.86%                   7.88%(1)
Net assets, end of period (000's)                       $             14,827    $             10,388    $              4,880
Ratio of total expenses to average net assets                           1.35%                   1.35%                   1.35%(2)
Ratio of net investment income to average net assets                    0.81%                   1.84%                   2.40%(2)
Portfolio turnover rate                                               376.96%                 471.09%                 419.33%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                      CLASS I
                                           -------------------------------------------------------------
          ING SALOMON BROTHERS                YEAR ENDED            YEAR ENDED             YEAR ENDED
       AGGRESSIVE GROWTH PORTFOLIO         DECEMBER 31, 2004   DECEMBER 31, 2003(1)    DECEMBER 31, 2002
-----------------------------------------  -----------------   --------------------    -----------------
Net asset value, beginning of period       $           36.41   $              26.35    $           40.73
                                           -----------------   --------------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.03                  (0.14)               (0.11)
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                        3.51                  10.20               (14.27)
                                           -----------------   --------------------    -----------------
        Total income (loss) from
          investment operations                         3.54                  10.06               (14.38)
                                           -----------------   --------------------    -----------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of
     investments                                          --                     --                   --
                                           -----------------   --------------------    -----------------
        Total distributions                               --                     --                   --
                                           -----------------   --------------------    -----------------
Net asset value, end of period             $           39.95   $              36.41    $           26.35
                                           =================   ====================    =================
Total return                                            9.72%                 38.18%              (35.31)%
Net assets, end of period (000's)          $         575,903   $            610,593    $         452,465
Ratio of total expenses to average net
  assets                                                0.82%                  0.83%                0.82%
Ratio of net investment income (loss)
  to average net assets                                 0.06%                 (0.46)%              (0.31)%
Portfolio turnover rate                                 3.10%                  0.28%              174.11%

                                                           CLASS I
                                           --------------------------------------
          ING SALOMON BROTHERS                YEAR ENDED           YEAR ENDED
       AGGRESSIVE GROWTH PORTFOLIO         DECEMBER 31, 2001    DECEMBER 31, 2000
-----------------------------------------  -----------------    -----------------
Net asset value, beginning of period       $           58.36    $           82.83
                                           -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.22)               (0.53)
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                      (14.22)              (23.10)
                                           -----------------    -----------------
        Total income (loss) from
          investment operations                       (14.44)              (23.63)
                                           -----------------    -----------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of
     investments                                       (3.19)               (0.84)
                                           -----------------    -----------------
        Total distributions                            (3.19)               (0.84)
                                           -----------------    -----------------
Net asset value, end of period             $           40.73    $           58.36
                                           =================    =================
Total return                                          (25.21)%             (28.78)%
Net assets, end of period (000's)          $         805,194    $       1,116,966
Ratio of total expenses to average net
  assets                                                0.81%                0.79%
Ratio of net investment income (loss)
  to average net assets                                (0.48)%              (0.68)%
Portfolio turnover rate                               159.72%               13.28%


(1)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED             YEAR ENDED            YEAR ENDED           OF OPERATIONS)
     AGGRESSIVE GROWTH PORTFOLIO       DECEMBER 31, 2004    DECEMBER 31, 2003(3)    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    --------------------    -----------------    --------------------
Net asset value, beginning of period   $           36.23    $              26.28    $           40.72    $              41.09
                                       -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.01)                  (0.28)               (0.18)                  (0.01)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             3.43                   10.23               (14.26)                  (0.36)
                                       -----------------    --------------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     3.42                    9.95               (14.44)                  (0.37)
                                       -----------------    --------------------    -----------------    --------------------
Net asset value, end of period         $           39.65    $              36.23    $           26.28    $              40.72
                                       =================    ====================    =================    ====================
Total return                                        9.44%                  37.86%              (35.46)%                 (0.90)%(1)
Net assets, end of period (000's)      $         355,857    $             13,970    $               7    $                 10
Ratio of total expenses to average
  net assets                                        1.07%                   1.12%                1.07%                   1.04%(2)
Ratio of net investment loss to
  average net assets                               (0.04)%                 (0.82)%              (0.57)%                 (0.50)%(2)
Portfolio turnover rate                             3.10%                   0.28%              174.11%                 159.72%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED             YEAR ENDED            YEAR ENDED           OF OPERATIONS)
     AGGRESSIVE GROWTH PORTFOLIO       DECEMBER 31, 2004    DECEMBER 31, 2003(3)    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    --------------------    -----------------    --------------------
Net asset value, beginning of period   $           36.04    $              26.22    $           40.71    $              41.09
                                       -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.12)                  (0.28)               (0.25)                  (0.02)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             3.43                   10.10               (14.24)                  (0.36)
                                       -----------------    --------------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     3.31                    9.82               (14.49)                  (0.38)
                                       -----------------    --------------------    -----------------    --------------------
Net asset value, end of period         $           39.35    $              36.04    $           26.22    $              40.71
                                       =================    ====================    =================    ====================
Total return                                        9.18%                  37.45%              (35.59)%                  0.92%(1)
Net assets, end of period (000's)      $           3,196    $              1,014    $             489    $                 10
Ratio of total expenses to average
  net assets                                        1.32%                   1.33%                1.32%                   1.29%(2)
Ratio of net investment loss to
  average net assets                               (0.45)%                 (0.88)%              (0.76)%                 (0.66)%(2)
Portfolio turnover rate                             3.10%                   0.28%              174.11%                 159.72%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS I
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED             YEAR ENDED            YEAR ENDED           OF OPERATIONS)
     FUNDAMENTAL VALUE PORTFOLIO       DECEMBER 31, 2004    DECEMBER 31, 2003(3)    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    --------------------    -----------------    --------------------
Net asset value, beginning of period   $           16.64    $              12.00    $           16.01    $              15.86
                                       -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.05                   (0.03)                0.10                    0.01
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.40                    4.92                (4.01)                   0.14
                                       -----------------    --------------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.45                    4.89                (3.91)                   0.15
                                       -----------------    --------------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.25)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.09)                     --
                                       -----------------    --------------------    -----------------    --------------------
        Total distributions                           --                   (0.25)               (0.10)                     --
                                       -----------------    --------------------    -----------------    --------------------
Net asset value, end of period         $           18.09    $              16.64    $           12.00    $              16.01
                                       =================    ====================    =================    ====================
Total return                                        8.71%                  41.06%              (24.42)%                  0.95%(1)
Net assets, end of period (000's)      $           3,295    $              2,102    $              62    $                 10
Ratio of total expenses to average
  net assets                                        1.10%                   1.10%                1.10%                   1.10%(2)
Ratio of net investment income (loss)
  to average net assets                             0.31%                  (0.21)%               2.13%                   1.00%(2)
Portfolio turnover rate                            32.87%                 105.09%              114.27%                   3.84%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED             YEAR ENDED            YEAR ENDED           OF OPERATIONS)
     FUNDAMENTAL VALUE PORTFOLIO       DECEMBER 31, 2004    DECEMBER 31, 2003(3)    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    --------------------    -----------------    --------------------
Net asset value, beginning of period   $           16.59    $              11.97    $           16.01    $              15.86
                                       -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.00*                  (0.02)                0.21                    0.01
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.40                    4.86                (4.15)                   0.14
                                       -----------------    --------------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.40                    4.84                (3.94)                   0.15
                                       -----------------    --------------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.22)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.09)                     --
                                       -----------------    --------------------    -----------------    --------------------
        Total distributions                           --                   (0.22)               (0.10)                     --
                                       -----------------    --------------------    -----------------    --------------------
Net asset value, end of period         $           17.99    $              16.59    $           11.97    $              16.01
                                       =================    ====================    =================    ====================
Total return                                        8.44%                  40.68%              (24.62)%                  0.95%(1)
Net assets, end of period (000's)      $          56,159    $             56,159    $          34,833    $             40,370
Ratio of total expenses to average
  net assets                                        1.35%                   1.35%                1.35%                   1.35%(2)
Ratio of net investment income (loss)
  to average net assets                             0.02%                  (0.17)%               1.48%                   0.87%(2)
Portfolio turnover rate                            32.87%                 105.09%              114.27%                   3.84%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

*    ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED             YEAR ENDED            YEAR ENDED           OF OPERATIONS)
     FUNDAMENTAL VALUE PORTFOLIO       DECEMBER 31, 2004    DECEMBER 31, 2003(3)    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    --------------------    -----------------    --------------------
Net asset value, beginning of period   $           16.47    $              11.94    $           16.01    $              15.86
                                       -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.02)                  (0.07)                0.06                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.37                    4.85                (4.03)                   0.15
                                       -----------------    --------------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.35                    4.78                (3.97)                   0.15
                                       -----------------    --------------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.25)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.09)                     --
                                       -----------------    --------------------    -----------------    --------------------
        Total distributions                           --                   (0.25)               (0.10)                     --
                                       -----------------    --------------------    -----------------    --------------------
Net asset value, end of period         $           17.82    $              16.47    $           11.94    $              16.01
                                       =================    ====================    =================    ====================
Total return                                        8.20%                  40.31%              (24.79)%                  0.95%(1)
Net assets, end of period (000's)      $          10,195    $              3,299    $             535    $                 10
Ratio of total expenses to average
  net assets                                        1.60%                   1.60%                1.60%                   1.60%(2)
Ratio of net investment income (loss)
  to average net assets                            (0.18)%                 (0.51)%               1.79%                   0.50%(2)
Portfolio turnover rate                            32.87%                 105.09%              114.27%                   3.84%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

*    ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED            YEAR ENDED          YEAR ENDED           OF OPERATIONS)
      INVESTORS VALUE PORTFOLIO        DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $           13.03    $            9.97    $           12.90    $              12.92
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.17                 0.06                 0.03                    0.01
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.15                 3.09                (2.94)                  (0.03)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.32                 3.15                (2.91)                  (0.02)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.13)               (0.09)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                   --                (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.13)               (0.09)               (0.02)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $           14.22    $           13.03    $            9.97    $              12.90
                                       =================    =================    =================    ====================
Total return                                       10.24%               31.74%              (22.59)%                 (0.15)%(1)
Net assets, end of period (000's)      $           2,956    $           1,077    $              35    $                 10
Ratio of total expenses to average
  net assets                                        1.00%                1.00%                1.00%                   1.00%(2)
Ratio of net investment income to
  average net assets                                1.39%                1.20%                0.98%                   0.83%(2)
Portfolio turnover rate                            38.01%               37.69%               46.66%                   1.02%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED            YEAR ENDED          YEAR ENDED           OF OPERATIONS)
      INVESTORS VALUE PORTFOLIO        DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $           12.98    $            9.94    $           12.89    $              12.92
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.15                 0.11                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.14                 3.00                (3.01)                  (0.03)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.29                 3.11                (2.94)                  (0.03)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.10)               (0.07)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                   --                (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.10)               (0.07)               (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $           14.17    $           12.98    $            9.94    $              12.89
                                       =================    =================    =================    ====================
Total return                                       10.05%               31.34%              (22.84)%                 (0.23)%(1)
Net assets, end of period (000's)      $          66,267    $          63,547    $          46,345    $             50,415
Ratio of total expenses to average
  net assets                                        1.25%                1.25%                1.25%                   1.25%(2)
Ratio of net investment income to
  average net assets                                1.05%                1.00%                0.70%                   0.58%(2)
Portfolio turnover rate                            38.01%               37.69%               46.66%                   1.02%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS ADV
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
        ING SALOMON BROTHERS              YEAR ENDED            YEAR ENDED          YEAR ENDED           OF OPERATIONS)
      INVESTORS VALUE PORTFOLIO        DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $           12.89    $            9.90    $           12.89    $              12.92
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.10                 0.08                 0.03                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.14                 2.99                (3.00)                  (0.03)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.24                 3.07                (2.97)                  (0.03)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.08)               (0.08)               (0.01)                     --
   Net realized gain on sale
     of investments                                   --                   --                (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.08)               (0.08)               (0.02)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $           14.05    $           12.89    $            9.90    $              12.89
                                       =================    =================    =================    ====================
Total return                                        9.70%               31.13%              (23.08)%                 (0.23)%(1)
Net assets, end of period (000's)      $           8,684    $           7,313    $           5,197    $                 10
Ratio of total expenses to average
  net assets                                        1.50%                1.50%                1.50%                   1.50%(2)
Ratio of net investment income to
  average net assets                                0.81%                0.75%                0.99%                   0.41%(2)
Portfolio turnover rate                            38.01%               37.69%               46.66%                   1.02%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

*    ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS I
                                                              -----------------------------------------
                                                                                       PERIOD FROM
                                                                                       MAY 1, 2003
                                                                                      (COMMENCEMENT
                    ING SALOMON BROTHERS                         YEAR ENDED           OF OPERATIONS)
               LARGE CAP GROWTH PORTFOLIO(3)                  DECEMBER 31, 2004    TO DECEMBER 31, 2003
------------------------------------------------------------  -----------------    --------------------
Net asset value, beginning of period                          $           12.13    $              10.00
                                                              -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                            0.00*                  (0.02)
   Net realized and change in unrealized gain on
     investments, foreign currency and forward
     foreign currency exchange contracts                                   0.71                    2.15
                                                              -----------------    --------------------
        Total income from investment operations                            0.71                    2.13
                                                              -----------------    --------------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments                               (0.56)                     --
                                                              -----------------    --------------------
        Total distributions                                               (0.56)                     --
                                                              -----------------    --------------------
Net asset value, end of period                                $           12.28    $              12.13
                                                              =================    ====================
Total return                                                               6.69%                  21.30%(1)
Net assets, end of period (000's)                             $          18,587    $                  1
Ratio of total expenses to average net assets                              0.89%                   0.90%(2)
Ratio of net investment income (loss) to average net assets                0.04%                  (0.26)%(2)
Portfolio turnover rate                                                  291.39%                 115.88%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER CAPITAL APPRECIATION PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS S
                                                              -----------------------------------------
                                                                                       PERIOD FROM
                                                                                       MAY 1, 2003
                                                                                      (COMMENCEMENT
                    ING SALOMON BROTHERS                         YEAR ENDED           OF OPERATIONS)
               LARGE CAP GROWTH PORTFOLIO(3)                  DECEMBER 31, 2004    TO DECEMBER 31, 2003
------------------------------------------------------------  -----------------    --------------------
Net asset value, beginning of period                          $           12.11    $              10.00
                                                              -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (0.00)+                 (0.04)
   Net realized and change in unrealized gain on investments, foreign currency and forward foreign currency exchange
     contracts                                                             0.67                    2.15
                                                              -----------------    --------------------
        Total income from investment operations                            0.67                    2.11
                                                              -----------------    --------------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments                               (0.56)                     --
                                                              -----------------    --------------------
        Total distributions                                               (0.56)                     --
                                                              -----------------    --------------------
Net asset value, end of period                                $           12.22    $              12.11
                                                              =================    ====================
Total return                                                               6.45%                  21.00%(1)
Net assets, end of period (000's)                             $          16,118    $                  1
Ratio of total expenses to average net assets                              1.14%                   1.15%(2)
Ratio of net investment loss to average net assets                        (0.21)%                 (0.53)%(2)
Portfolio turnover rate                                                  291.39%                 115.88%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER CAPITAL APPRECIATION PORTFOLIO.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS ADV
                                                              -----------------------------------------
                                                                                       PERIOD FROM
                                                                                       MAY 1, 2003
                                                                                      (COMMENCEMENT
                    ING SALOMON BROTHERS                         YEAR ENDED           OF OPERATIONS)
               LARGE CAP GROWTH PORTFOLIO(3)                  DECEMBER 31, 2004    TO DECEMBER 31, 2003
------------------------------------------------------------  -----------------    --------------------
Net asset value, beginning of period                          $           12.09    $              10.00
                                                              -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (0.08)                  (0.06)
   Net realized and change in unrealized gain on investments, foreign currency and forward foreign currency exchange
     contracts                                                             0.73                    2.15
                                                              -----------------    --------------------
        Total income from investment operations                            0.65                    2.09
                                                              -----------------    --------------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments                               (0.56)                     --
                                                              -----------------    --------------------
        Total distributions                                               (0.56)                     --
                                                              -----------------    --------------------
Net asset value, end of period                                $           12.18    $              12.09
                                                              =================    ====================
Total return                                                               6.21%                  20.90%(1)
Net assets, end of period (000's)                             $          33,408    $             42,935
Ratio of total expenses to average net assets                              1.39%                   1.40%(2)
Ratio of net investment loss to average net assets                        (0.57)%                 (0.78)%(2)
Portfolio turnover rate                                                  291.39%                 115.88%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER CAPITAL APPRECIATION PORTFOLIO.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
          ING T. ROWE PRICE                                                                              (COMMENCEMENT
         DIVERSIFIED MID CAP              YEAR ENDED            YEAR ENDED          YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO(3)           DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $            7.40    $            5.11    $            7.29    $               7.23
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.00)+              (0.02)               (0.01)                  (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.66                 2.31                (2.17)                   0.06
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.66                 2.29                (2.18)                   0.06
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $            8.06    $            7.40    $            5.11    $               7.29
                                       =================    =================    =================    ====================
Total return                                        9.05%               44.81%              (29.90)%                  0.83%(1)
Net assets, end of period (000's)      $         474,397    $          35,010    $           2,644    $                 10
Ratio of total expenses to average
  net assets                                        0.96%                1.05%                1.05%                   1.05%(2)
Ratio of net investment loss to
  average net assets                               (0.06)%              (0.76)%              (0.68)%                 (0.82)%(2)
Portfolio turnover rate                           441.11%              187.33%              327.74%                  58.25%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
          ING T. ROWE PRICE                                                                              (COMMENCEMENT
         DIVERSIFIED MID CAP              YEAR ENDED            YEAR ENDED          YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO(3)           DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $            7.36    $            5.09    $            7.29    $               7.23
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.07)               (0.04)               (0.02)                  (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.70                 2.31                (2.18)                   0.06
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.63                 2.27                (2.20)                   0.06
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $            7.99    $            7.36    $            5.09    $               7.29
                                       =================    =================    =================    ====================
Total return                                        8.56%               44.60%              (30.18)%                  0.83%(1)
Net assets, end of period (000's)      $          29,155    $          30,354    $           1,110    $                 10
Ratio of total expenses to average
  net assets                                        1.21%                1.30%                1.30%                   1.30%(2)
Ratio of net investment loss to
  average net assets                               (0.88)%              (1.00)%              (0.90)%                 (0.99)%(2)
Portfolio turnover rate                           441.11%              187.33%              327.74%                  58.25%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS ADV
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
          ING T. ROWE PRICE                                                                              (COMMENCEMENT
         DIVERSIFIED MID CAP              YEAR ENDED            YEAR ENDED          YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO(3)           DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $            7.33    $            5.08    $            7.29    $               7.23
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.10)               (0.07)               (0.07)                  (0.01)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.71                 2.32                (2.14)                   0.07
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.61                 2.25                (2.21)                   0.06
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $            7.94    $            7.33    $            5.08    $               7.29
                                       =================    =================    =================    ====================
Total return                                        8.32%               44.29%              (30.32)%                  0.83%(1)
Net assets, end of period (000's)      $          80,813    $         107,353    $          71,775    $             80,999
Ratio of total expenses to average
  net assets                                        1.46%                1.55%                1.55%                   1.53%(2)
Ratio of net investment loss to
  average net assets                               (1.13)%              (1.24)%              (1.19)%                 (1.28)%(2)
Portfolio turnover rate                           441.11%              187.33%              327.74%                  58.25%(1)

Ratio of gross expenses to average
  net assets prior to expense
  reimbursements                       $            1.47    $              --    $              --    $                 --
Ratio of net investment loss to
  average net assets prior to expense
  reimbursements                                   (1.14)%                 --                   --                      --

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                       CLASS I
                                           --------------------------------------------------------------
            ING T. ROWE PRICE                 YEAR ENDED           YEAR ENDED             YEAR ENDED
         GROWTH EQUITY PORTFOLIO           DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002(1)
-----------------------------------------  -----------------    -----------------    --------------------
Net asset value, beginning of period       $           45.35    $           34.69    $              45.32
                                           -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.29                 0.09                    0.08
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                        4.24                10.63                  (10.63)
                                           -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                         4.53                10.72                  (10.55)
                                           -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                               (0.07)               (0.06)                  (0.08)
   Net realized gain on sale of
     investments                                          --                   --                      --
                                           -----------------    -----------------    --------------------
        Total distributions                            (0.07)               (0.06)                  (0.08)
                                           -----------------    -----------------    --------------------
Net asset value, end of period             $           49.81    $           45.35    $              34.69
                                           =================    =================    ====================
Total return                                           10.02%               30.93%                 (23.29)%
Net assets, end of period (000's)          $         830,034    $         669,956    $            429,634
Ratio of total expenses to average net
  assets                                                0.75%                0.75%                   0.75%
Ratio of net investment income to average
  net assets                                            0.66%                0.30%                   0.21%
Portfolio turnover rate                                39.18%               34.01%                  49.23%

                                                          CLASS I
                                           --------------------------------------
            ING T. ROWE PRICE                 YEAR ENDED           YEAR ENDED
         GROWTH EQUITY PORTFOLIO           DECEMBER 31, 2001    DECEMBER 31, 2000
-----------------------------------------  -----------------    -----------------
Net asset value, beginning of period       $           60.44    $           66.00
                                           -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.09                 0.10
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                       (6.23)                0.30
                                           -----------------    -----------------
        Total income (loss) from
          investment operations                        (6.14)                0.40
                                           -----------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                               (0.07)               (0.18)
   Net realized gain on sale of
     investments                                       (8.91)               (5.78)
                                           -----------------    -----------------
        Total distributions                            (8.98)               (5.96)
                                           -----------------    -----------------
Net asset value, end of period             $           45.32    $           60.44
                                           =================    =================
Total return                                          (10.21)%              (0.04)%
Net assets, end of period (000's)          $         592,879    $         687,940
Ratio of total expenses to average net
  assets                                                0.75%                0.75%
Ratio of net investment income to average
  net assets                                            0.20%                0.15%
Portfolio turnover rate                                64.81%               74.61%

(1)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS S
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
          ING T. ROWE PRICE               YEAR ENDED           YEAR ENDED             YEAR ENDED            OF OPERATIONS)
       GROWTH EQUITY PORTFOLIO         DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002(3)    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    --------------------    --------------------
Net asset value, beginning of period   $           45.12    $           34.59    $              45.31    $              45.44
                                       -----------------    -----------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.22                 0.06                    0.03                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             4.16                10.52                  (10.67)                  (0.13)
                                       -----------------    -----------------    --------------------    --------------------
        Total income (loss) from
          investment operations                     4.38                10.58                  (10.64)                  (0.13)
                                       -----------------    -----------------    --------------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.02)               (0.05)                  (0.08)                     --
                                       -----------------    -----------------    --------------------    --------------------
        Total distributions                        (0.02)               (0.05)                  (0.08)                     --
                                       -----------------    -----------------    --------------------    --------------------
Net asset value, end of period         $           49.48    $           45.12    $              34.59    $              45.31
                                       =================    =================    ====================    ====================
Total return                                        9.74%               30.58%                 (23.50)%                 (0.29)%(1)
Net assets, end of period (000's)      $          18,642    $           8,251    $              1,530    $                 10
Ratio of total expenses to average
  net assets                                        1.00%                1.00%                   1.00%                   1.00%(2)
Ratio of net investment income to
  average net assets                                0.62%                0.04%                   0.09%                   0.17%(2)
Portfolio turnover rate                            39.18%               34.01%                  49.23%                  64.81%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

*    ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS ADV
                                       --------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                                                            (COMMENCEMENT
          ING T. ROWE PRICE               YEAR ENDED            YEAR ENDED           YEAR ENDED             OF OPERATIONS)
       GROWTH EQUITY PORTFOLIO         DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002(3)    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    --------------------    --------------------
Net asset value, beginning of period   $           44.89    $           34.50    $              45.30    $              45.44
                                       -----------------    -----------------    --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.11                (0.01)                  (0.06)                  (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             4.14                10.44                  (10.66)                  (0.14)
                                       -----------------    -----------------    --------------------    --------------------
        Total income (loss) from
          investment operations                     4.25                10.43                  (10.72)                  (0.14)
                                       -----------------    -----------------    --------------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                (0.04)                  (0.08)                     --
                                       -----------------    -----------------    --------------------    --------------------
        Total distributions                           --                (0.04)                  (0.08)                     --
                                       -----------------    -----------------    --------------------    --------------------
Net asset value, end of period         $           49.14    $           44.89    $              34.50    $              45.30
                                       =================    =================    ====================    ====================
Total return                                        9.47%               30.27%                 (23.70)%                 (0.31)%(1)
Net assets, end of period (000's)      $          78,870    $          60,182    $             13,601    $                 10
Ratio of total expenses to average
  net assets                                        1.25%                1.25%                   1.25%                   1.25%(2)
Ratio of net investment income (loss)
  to average net assets                             0.19%               (0.24)%                 (0.18)%                 (0.00)%(2)#
Portfolio turnover rate                            39.18%               34.01%                  49.23%                  64.81%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3)  NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
     OUTSTANDING.

+    ROUNDS TO LESS THAN $(0.01).

#    ROUNDS TO LESS THAN (0.01)%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                     CLASS I
                                           -----------------------------------------------------------
              ING UBS U.S.                    YEAR ENDED           YEAR ENDED           YEAR ENDED
      LARGE CAP EQUITY PORTFOLIO(1)        DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002
-----------------------------------------  -----------------    -----------------    -----------------
Net asset value, beginning of period       $            7.54    $            6.07    $            8.11
                                           -----------------    -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.10                 0.06                 0.03
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                        1.00                 1.45                (2.06)
                                           -----------------    -----------------    -----------------
        Total income (loss) from
          investment operations                         1.10                 1.51                (2.03)
                                           -----------------    -----------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                               (0.06)               (0.04)               (0.01)
   Net realized gain on sale of
     investments                                          --                   --                   --
                                           -----------------    -----------------    -----------------
        Total distributions                            (0.06)               (0.04)               (0.01)
                                           -----------------    -----------------    -----------------
Net asset value, end of period             $            8.58    $            7.54    $            6.07
                                           =================    =================    =================
Total return                                           14.76%               24.95%              (24.89)%
Net assets, end of period (000's)          $         267,249    $         264,755    $         245,281
Ratio of total expenses to average
  net assets                                            0.85%                0.85%                0.85%
Ratio of net investment income (loss) to
  average net assets                                    1.22%                0.83%                0.50%
Portfolio turnover rate                               139.86%              125.91%              105.62%

                                                          CLASS I
                                           --------------------------------------
              ING UBS U.S.                    YEAR ENDED           YEAR ENDED
      LARGE CAP EQUITY PORTFOLIO(1)        DECEMBER 31, 2001    DECEMBER 31, 2000
-----------------------------------------  -----------------    -----------------
Net asset value, beginning of period       $           13.08    $           14.78
                                           -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.01                (0.02)
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                       (2.58)               (0.53)
                                           -----------------    -----------------
        Total income (loss) from
          investment operations                        (2.57)               (0.55)
                                           -----------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                                  --                   --
   Net realized gain on sale of
     investments                                       (2.40)               (1.15)
                                           -----------------    -----------------
        Total distributions                            (2.40)               (1.15)
                                           -----------------    -----------------
Net asset value, end of period             $            8.11    $           13.08
                                           =================    =================
Total return                                          (20.78)%              (4.48)%
Net assets, end of period (000's)          $         384,924    $         528,582
Ratio of total expenses to average
  net assets                                            0.85%                0.84%
Ratio of net investment income (loss) to
  average net assets                                    0.15%               (0.14)%
Portfolio turnover rate                                91.72%               93.38%

(1) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") and was known as the ING MFS Research Equity Portfolio.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
            ING UBS U.S.                  YEAR ENDED           YEAR ENDED           YEAR ENDED           OF OPERATIONS)
    LARGE CAP EQUITY PORTFOLIO(3)      DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $            7.49    $            6.05    $            8.10    $               8.12
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.09                 0.01                 0.01                   (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.00                 1.47                (2.05)                  (0.02)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.09                 1.48                (2.04)                  (0.02)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.06)               (0.04)               (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.06)               (0.04)               (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $            8.52    $            7.49    $            6.05    $               8.10
                                       =================    =================    =================    ====================
Total return                                       14.59%               24.54%              (25.15)%                 (0.25)%(1)
Net assets, end of period (000's)      $           2,356    $           1,352    $               8    $                 10
Ratio of total expenses to average
  net assets                                        1.10%                1.10%                1.09%                   1.09%(2)
Ratio of net investment income (loss)
  to average net assets                             1.06%                0.37%                0.26%                  (0.17)%(2)
Portfolio turnover rate                           139.86%              125.91%              105.62%                  91.72%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO MAY 1, 2004 THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS RESEARCH EQUITY PORTFOLIO.

+    ROUNDS TO LESS THE $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS ADV
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
            ING UBS U.S.                  YEAR ENDED           YEAR ENDED           YEAR ENDED           OF OPERATIONS)
    LARGE CAP EQUITY PORTFOLIO(3)      DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $            7.49    $            6.04    $            8.10    $               8.12
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.05                 0.02                 0.02                   (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.01                 1.45                (2.07)                  (0.02)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     1.06                 1.47                (2.05)                  (0.02)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.03)               (0.02)               (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.03)               (0.02)               (0.01)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $            8.52    $            7.49    $            6.04    $               8.10
                                       =================    =================    =================    ====================
Total return                                       14.21%               24.42%              (25.29)%                 (0.25)%(1)
Net assets, end of period (000's)      $              48    $              39    $              39    $                 10
Ratio of total expenses to average
  net assets                                        1.35%                1.35%                1.34%                   1.34%(2)
Ratio of net investment income (loss)
  to average net assets                             0.73%                0.33%                0.29%                  (0.33)%(2)
Portfolio turnover rate                           139.86%              125.91%              105.62%                  91.72%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO MAY 1, 2004 THE PORTFOLIO WAS MANAGED BY THE MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS RESEARCH EQUITY PORTFOLIO.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                    CLASS I
                                                        --------------------------------------------------------------
                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2002
                                                                                                      (COMMENCEMENT
                    ING VAN KAMPEN                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
                  COMSTOCK PORTFOLIO                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
------------------------------------------------------  -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           10.60    $            8.35    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.12                 0.09                    0.04
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts                             1.66                 2.41                   (1.64)
                                                        -----------------    -----------------    --------------------
        Total income (loss) from investment operations               1.78                 2.50                   (1.60)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                               --                (0.08)                  (0.05)
   Net realized gain on sale of investments                         (0.05)               (0.17)                     --
                                                        -----------------    -----------------    --------------------
        Total distributions                                         (0.05)               (0.25)                  (0.05)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.33    $           10.60    $               8.35
                                                        =================    =================    ====================
Total return                                                        16.90%               29.92%                 (16.01)%(1)
Net assets, end of period (000's)                       $          70,308    $          33,398    $              3,874
Ratio of total expenses to average net assets                        0.90%                0.95%                   0.95%(2)
Ratio of net investment income to average net assets                 1.40%                1.28%                   1.70%(2)
Portfolio turnover rate                                             29.56%               31.53%                  46.52%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                    CLASS S
                                                        --------------------------------------------------------------
                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2002
                                                                                                      (COMMENCEMENT
                    ING VAN KAMPEN                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
                  COMSTOCK PORTFOLIO                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
------------------------------------------------------  -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           10.58    $            8.34    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.09                 0.05                    0.05
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts                             1.67                 2.42                   (1.67)
                                                        -----------------    -----------------    --------------------
        Total income (loss) from investment operations               1.76                 2.47                   (1.62)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                               --                (0.06)                  (0.04)
   Net realized gain on sale of investments                         (0.05)               (0.17)                     --
                                                        -----------------    -----------------    --------------------
        Total distributions                                         (0.05)               (0.23)                  (0.04)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.29    $           10.58    $               8.34
                                                        =================    =================    ====================
Total return                                                        16.74%               29.67%                 (16.22)%(1)
Net assets, end of period (000's)                       $         317,797    $         139,236    $             12,723
Ratio of total expenses to average net assets                        1.15%                1.20%                   1.20%(2)
Ratio of net investment income to average net assets                 1.15%                1.06%                   1.23%(2)
Portfolio turnover rate                                             29.56%               31.53%                  46.52%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                   CLASS ADV
                                                        --------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      MAY 1, 2002
                                                                                                     (COMMENCEMENT
                    ING VAN KAMPEN                         YEAR ENDED           YEAR ENDED           OF OPERATIONS)
                  COMSTOCK PORTFOLIO                    DECEMBER 31, 2004    DECEMBER 31, 2003    TO DECEMBER 31, 2002
------------------------------------------------------  -----------------    -----------------    --------------------
Net asset value, beginning of period                    $           10.55    $            8.32    $              10.00
                                                        -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.08                 0.07                    0.01
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts                             1.64                 2.37                   (1.65)
                                                        -----------------    -----------------    --------------------
        Total income (loss) from investment operations               1.72                 2.44                   (1.64)
                                                        -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                               --                (0.04)                  (0.04)
   Net realized gain on sale of investments                         (0.05)               (0.17)                     --
                                                        -----------------    -----------------    --------------------
        Total distributions                                         (0.05)               (0.21)                  (0.04)
                                                        -----------------    -----------------    --------------------
Net asset value, end of period                          $           12.22    $           10.55    $               8.32
                                                        =================    =================    ====================
Total return                                                        16.41%               29.34%                 (16.36)%(1)
Net assets, end of period (000's)                       $          12,569    $           8,556    $              3,699
Ratio of total expenses to average net assets                        1.40%                1.45%                   1.45%(2)
Ratio of net investment income to average net assets                 0.86%                0.77%                   1.75%(2)
Portfolio turnover rate                                             29.56%               31.53%                  46.52%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
           ING VAN KAMPEN                 YEAR ENDED           YEAR ENDED           YEAR ENDED           OF OPERATIONS)
   EQUITY AND INCOME PORTFOLIO(3)      DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $           30.35    $           23.94    $           31.14    $              31.41
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.14                 0.14                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             3.15                 6.40                (7.22)                  (0.27)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     3.29                 6.54                (7.15)                  (0.27)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.17)               (0.13)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                   --                (0.05)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.17)               (0.13)               (0.05)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $           33.47    $           30.35    $           23.94    $              31.14
                                       =================    =================    =================    ====================
Total return                                       10.86%               27.37%              (22.92)%                 (0.86)%(1)
Net assets, end of period (000's)      $         551,489    $           2,883    $           1,378    $                 10
Ratio of total expenses to average
  net assets                                        0.74%                1.10%                1.10%                   1.10%(2)
Ratio of net investment income to
  average net assets                                1.88%                0.72%                0.73%                   0.17%(2)
Portfolio turnover rate                           797.37%               16.74%               14.92%                   4.82%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
           ING VAN KAMPEN                 YEAR ENDED           YEAR ENDED           YEAR ENDED           OF OPERATIONS)
   EQUITY AND INCOME PORTFOLIO(3)      DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $           30.27    $           23.88    $           31.14    $              31.41
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.17                 0.12                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             3.03                 6.33                (7.28)                  (0.27)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     3.20                 6.45                (7.21)                  (0.27)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.10)               (0.06)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                   --                (0.05)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.10)               (0.06)               (0.05)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $           33.37    $           30.27    $           23.88    $              31.14
                                       =================    =================    =================    ====================
Total return                                       10.62%               27.04%              (23.13)%                 (0.86)%(1)
Net assets, end of period (000's)      $          34,477    $          17,744    $          13,685    $             13,660
Ratio of total expenses to average
  net assets                                        0.99%                1.35%                1.35%                   1.34%(2)
Ratio of net investment income to
  average net assets                                0.99%                0.46%                0.27%                   0.04%(2)
Portfolio turnover rate                           797.37%               16.74%               14.92%                   4.82%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.

*    ROUNDS TO LESS THAN $0.01.

+    ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS ADV
                                       -----------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 10, 2001
                                                                                                         (COMMENCEMENT
           ING VAN KAMPEN                 YEAR ENDED           YEAR ENDED           YEAR ENDED           OF OPERATIONS)
   EQUITY AND INCOME PORTFOLIO(3)      DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-------------------------------------  -----------------    -----------------    -----------------    --------------------
Net asset value, beginning of period   $           30.07    $           23.81    $           31.13    $              31.41
                                       -----------------    -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.15                 0.06                 0.02                   (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             2.96                 6.30                (7.29)                  (0.28)
                                       -----------------    -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     3.11                 6.36                (7.27)                  (0.28)
                                       -----------------    -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.07)               (0.10)                  --                      --
   Net realized gain on sale of
     investments                                      --                   --                (0.05)                     --
                                       -----------------    -----------------    -----------------    --------------------
        Total distributions                        (0.07)               (0.10)               (0.05)                     --
                                       -----------------    -----------------    -----------------    --------------------
Net asset value, end of period         $           33.11    $           30.07    $           23.81    $              31.13
                                       =================    =================    =================    ====================
Total return                                       10.32%               26.76%              (23.35)%                 (0.89)%(1)
Net assets, end of period (000's)      $           8,611    $             123    $              22    $                 10
Ratio of total expenses to average
  net assets                                        1.24%                1.60%                1.60%                   1.60%(2)
Ratio of net investment income (loss)
  to average net assets                             1.29%                0.22%                0.09%                  (0.17)%(2)
Portfolio turnover rate                           797.37%               16.74%               14.92%                   4.82%(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION FUND.

+    ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

ING AELTUS ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (99.2%)

ADVERTISING (0.1%)
Interpublic Group of Companies, Inc.*                        600   $       8,040
Omnicom Group, Inc.                                          700          59,024
                                                                   -------------
                                                                          67,064
                                                                   -------------
AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)                                           7,300         377,921
General Dynamics Corp.                                     1,750         183,050
Goodrich Corp.                                               400          13,056
ITT Industries, Inc.                                         400          33,780
Lockheed Martin Corp.                                      2,900         161,095
Northrop Grumman Corp.                                     1,500          81,540
Raytheon Co.                                               4,350         168,910
Rockwell Collins, Inc.                                       300          11,832
United Technologies, Inc.                                  1,900         196,365
                                                                   -------------
                                                                       1,227,549
                                                                   -------------
APPAREL MANUFACTURERS (0.1%)
Coach, Inc.*                                               1,150          64,860
                                                                   -------------
APPAREL RETAILERS (0.1%)
Limited Brands                                             2,500          57,550
                                                                   -------------
AUTOMOTIVE (1.2%)
Ford Motor Co.                                            16,400         240,096
General Motors Corp.                                       2,150          86,129
Genuine Parts Co.                                          1,650          72,699
Goodyear Tire & Rubber Co.*                                  950          13,927
Harley-Davidson, Inc.                                      1,200          72,900
PACCAR, Inc.                                               1,100          88,528
                                                                   -------------
                                                                         574,279
                                                                   -------------
BANKING (7.7%)
AmSouth Bancorp                                            1,350          34,965
Bank of America Corp.                                     15,008         705,226
Bank of New York Co., Inc.                                 2,900          96,918
BB&T Corp.                                                 2,250          94,612
Citigroup, Inc.                                           19,400         934,692
Comerica, Inc.                                             1,050          64,071
Compass Bancshares, Inc.                                     500          24,335
Fifth Third Bancorp                                          900          42,552
First Horizon National Corp.                                 550          23,710
Golden West Financial Corp.                                1,200          73,704
Huntington Bancshares, Inc.                                  900          22,302
KeyCorp                                                    2,500          84,750
M&T Bank Corp.                                               400          43,136
Marshall & Ilsley Corp.                                      800          35,360
National City Corp.                                        4,376         164,319
North Fork Bancorporation, Inc.                            1,800          51,930
Northern Trust Corp.                                         350          17,003
PNC Financial Services Group                                 450   $      25,848
Regions Financial Corp.                                    1,811          64,453
Sovereign Bancorp, Inc.                                      550          12,402
State Street Corp.                                         1,200          58,944
SunTrust Banks, Inc.                                       1,200          88,656
Wachovia Corp.                                             6,096         320,650
Washington Mutual, Inc.                                    3,300         139,524
Wells Fargo & Co.                                          6,400         397,760
Zions Bancorp                                                300          20,409
                                                                   -------------
                                                                       3,642,231
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (4.8%)
Adolph Coors Co., Class B                                    200          15,134
Altria Group, Inc.                                         7,800         476,580
Anheuser-Busch Cos., Inc.                                  1,200          60,876
Archer-Daniels-Midland Co.                                 2,450          54,659
Brown-Forman Corp., Class B                                  500          24,340
Campbell Soup Co.                                          1,550          46,329
Coca-Cola Co.                                              9,050         376,751
Coca-Cola Enterprises, Inc.                                  950          19,807
Conagra Foods, Inc.                                        2,100          61,845
General Mills, Inc.                                        1,500          74,565
Heinz (H.J.) Co.                                           1,450          56,535
Hershey Foods Corp.                                        1,000          55,540
Kellogg Co.                                                1,650          73,689
McCormick & Company, Inc.                                    600          23,160
Pepsi Bottling Group, Inc.                                 1,000          27,040
PepsiCo, Inc.                                              8,850         461,970
Reynolds American, Inc.                                      600          47,160
Sara Lee Corp.                                             3,129          75,534
SUPERVALU, Inc.                                            1,400          48,328
UST, Inc.                                                  1,050          50,515
Wm. Wrigley Jr., Co.                                       2,035         140,802
                                                                   -------------
                                                                       2,271,159
                                                                   -------------
BUSINESS MACHINES (2.7%)
Apple Computer, Inc.*                                      3,450         222,180
Gateway, Inc.*                                             1,900          11,419
Hewlett-Packard Co.                                       11,466         240,442
International Business Machines Corp.                      7,950         783,711
                                                                   -------------
                                                                       1,257,752
                                                                   -------------
BUSINESS SERVICES (2.5%)
Automatic Data Processing, Inc.                            2,200          97,570
Cintas Corp.                                                 700          30,702
Computer Sciences Corp.*                                     800          45,096
FedEx Corp.                                                2,650         260,998
Paychex, Inc.                                              1,500          51,120
Robert Half International, Inc.                              650          19,129
Sabre Holdings Corp.                                         550          12,188

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
BUSINESS SERVICES (CONTINUED)
SunGard Data Systems, Inc.*                                1,100   $      31,163
Symantec Corp.*                                            5,800         149,408
Unisys Corp.*                                              1,795          18,273
United Parcel Service, Inc., Class B                       4,150         354,659
Xerox Corp.*                                               6,050         102,910
                                                                   -------------
                                                                       1,173,216
                                                                   -------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc.                              3,200         113,312
Rockwell Automation, Inc.                                    850          42,117
                                                                   -------------
                                                                         155,429
                                                                   -------------
CHEMICALS (2.3%)
3M Co.                                                     2,900         238,003
Air Products & Chemicals, Inc.                               900          52,173
Ashland, Inc.                                                300          17,514
Avery Dennison Corp.                                         400          23,988
Dow Chemical Co.                                           3,700         183,187
Du Pont (E.I.) de Nemours & Co.                            4,050         198,652
Eastman Chemical Co.                                         300          17,319
Ecolab, Inc.                                                 400          14,052
International Flavors & Fragrances, Inc.                     450          19,278
Monsanto Co.                                               1,061          58,939
PPG Industries, Inc.                                       1,650         112,464
Praxair, Inc.                                              1,450          64,017
Rohm & Haas Co.                                              900          39,807
Sherwin-Williams Co.                                         950          42,398
                                                                   -------------
                                                                       1,081,791
                                                                   -------------
COMMERCIAL SERVICES (0.5%)
Cendant Corp.                                              4,100          95,858
Equifax, Inc.                                                500          14,050
H&R Block, Inc.                                            1,000          49,000
Moody's Corp.                                                600          52,110
Quest Diagnostics, Inc.                                      250          23,887
R.R. Donnelley & Sons Co.                                    350          12,351
                                                                   -------------
                                                                         247,256
                                                                   -------------
COMMUNICATIONS (0.1%)
L-3 Communications Holdings, Inc.                            450          32,958
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (5.0%)
Adobe Systems, Inc.                                          900          56,466
Affiliated Computer Services, Inc., Class A*                 500          30,095
Autodesk, Inc.                                             1,400          53,130
BMC Software, Inc.*                                        2,400          44,640
Citrix Systems, Inc.*                                        600          14,718
Computer Associates International, Inc.                    2,250          69,885
Compuware Corp.*                                           3,950          25,556
Electronic Arts, Inc.*                                       450   $      27,756
Electronic Data Systems Corp.                              2,000          46,200
IMS Health, Inc.                                             850          19,728
Intuit, Inc.*                                                750          33,007
Microsoft Corp.                                           42,100       1,124,491
NCR Corp.*                                                   450          31,153
Novell, Inc.*                                              1,750          11,812
Oracle Corp.*                                             37,350         512,442
PeopleSoft, Inc.*                                          1,200          31,776
Siebel Systems, Inc.*                                      1,750          18,375
Sun Microsystems, Inc.*                                   30,850         165,973
Veritas Software Corp.*                                    1,700          48,535
                                                                   -------------
                                                                       2,365,738
                                                                   -------------
COMPUTERS & INFORMATION (2.7%)
Cisco Systems, Inc.*                                      24,650         475,745
Dell, Inc.*                                               16,100         678,454
Lexmark International, Inc.*                                 550          46,750
Network Appliance, Inc.*                                   1,350          44,847
Pitney Bowes, Inc.                                           900          41,652
                                                                   -------------
                                                                       1,287,448
                                                                   -------------
CONGLOMERATES (0.7%)
Textron, Inc.                                                500          36,900
Tyco International Ltd.                                    7,650         273,411
                                                                   -------------
                                                                         310,311
                                                                   -------------
CONSUMER GOODS AND SERVICES (1.2%)
Clorox Co.                                                 1,050          61,876
Eastman Kodak Co.                                          1,800          58,050
Fortune Brands, Inc.                                         600          46,308
Gillette Co.                                               8,550         382,869
Newell Rubbermaid, Inc.                                    1,150          27,818
                                                                   -------------
                                                                         576,921
                                                                   -------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.                                                   450          19,791
Bemis Co., Inc.                                              400          11,636
Pactiv Corp.*                                                800          20,232
                                                                   -------------
                                                                          51,659
                                                                   -------------
COSMETICS & PERSONAL CARE (2.1%)
Alberto-Culver Co., Class B                                  375          18,214
Avon Products, Inc.                                          750          29,025
Colgate-Palmolive Co.                                      2,000         102,320
Proctor & Gamble Co.                                      15,200         837,216
                                                                   -------------
                                                                         986,775
                                                                   -------------
EDUCATION (0.1%)
Apollo Group, Inc., Class A*                                 600          48,426
                                                                   -------------

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
ELECTRIC UTILITIES (2.9%)
AES Corp.*                                                 4,000   $      54,680
Ameren Corp.                                                 300          15,042
American Electric Power Co., Inc.                          1,600          54,944
CenterPoint Energy, Inc.                                   1,100          12,430
Cinergy Corp.                                                300          12,489
CMS Energy Corp.*                                          1,000          10,450
Consolidated Edison, Inc.                                    900          39,375
Constellation Energy Group, Inc.                             687          30,029
Dominion Resources, Inc.                                     500          33,870
DTE Energy Co.                                               700          30,191
Duke Energy Corp.                                          8,650         219,104
Edison International                                       1,200          38,436
Entergy Corp.                                                800          54,072
Exelon Corp.                                               2,500         110,175
FirstEnergy Corp.                                          1,300          51,363
FPL Group, Inc.                                              750          56,062
KeySpan Corp.                                                600          23,670
NiSource, Inc.                                               400           9,112
PG&E Corp.*                                                1,500          49,920
Pinnacle West Capital Corp.                                  400          17,764
PPL Corp.                                                  1,200          63,936
Public Service Enterprise Group, Inc.                        950          49,181
Sempra Energy                                              1,600          58,688
Southern Co.                                               2,750          92,180
TXU Corp.                                                  2,200         142,032
Xcel Energy, Inc.                                          1,750          31,850
                                                                   -------------
                                                                       1,361,045
                                                                   -------------
ELECTRONIC COMPONENTS (0.3%)
Analog Devices, Inc.                                       1,600          59,072
Maxim Intergrated Products, Inc.                             500          21,195
Texas Instruments, Inc.                                    2,650          65,243
                                                                   -------------
                                                                         145,510
                                                                   -------------
ELECTRONICS (5.9%)
Agilent Technologies, Inc.*                                1,900          45,790
Altera Corp.*                                              1,450          30,015
Applied Materials, Inc.*                                   6,400         109,440
Cooper Industries Ltd., Class A                              400          27,156
EMC Corp.*                                                 9,450         140,521
Emerson Electric Co.                                       2,619         183,592
Freescale Semiconductor, Inc., Class B*                    1,678          30,808
General Electric Co.                                      39,600       1,445,400
Intel Corp.                                               23,600         552,004
Jabil Circuit, Inc.*                                         600          15,348
Kla-Tencor Corp.*                                            850          39,593
Linear Technology Corp.                                    1,250          48,450
National Semiconductor Corp.                               1,550          27,822
PerkinElmer, Inc.                                            400           8,996
Sanmina-SCI Corp.*                                           100   $         847
Solectron Corp.*                                           2,300          12,259
Tektronix, Inc.                                              300           9,063
Thermo Electron Corp.*                                     1,300          39,247
Waters Corp.*                                                500          23,395
                                                                   -------------
                                                                       2,789,746
                                                                   -------------
ENTERTAINMENT & LEISURE (1.1%)
Brunswick Corp.                                              350          17,325
Carnival Corp. (Panama)                                    2,500         144,075
Harrah's Entertainment, Inc.                                 400          26,756
Hasbro, Inc.                                               1,100          21,318
International Game Technology                              1,400          48,132
Mattel, Inc.                                                 700          13,643
Starwood Hotels & Resorts Worldwide, Inc.                    800          46,720
Walt Disney Co.                                            7,700         214,060
                                                                   -------------
                                                                         532,029
                                                                   -------------
FINANCIAL SERVICES (6.2%)
American Express Co.                                       6,900         388,953
Archstone-Smith Trust (REIT)                                 800          30,640
Bear Stearns Companies, Inc.                                 650          66,501
Capital One Financial Corp.                                2,200         185,262
CIT Group, Inc.                                            1,300          59,566
Countrywide Financial Corp.                                2,098          77,647
E*Trade Financial Corp.*                                   1,650          24,667
Fannie Mae                                                 3,700         263,477
First Data Corp.                                           3,066         130,428
Fiserv, Inc.*                                                800          32,152
Franklin Resources, Inc.                                   1,000          69,650
Freddie Mac                                                2,650         195,305
Goldman Sachs Group, Inc.                                  1,800         187,272
Janus Capital Group, Inc.                                  1,100          18,491
Lehman Brothers Holdings, Inc.                             1,800         157,464
MBNA Corp.                                                 4,850         136,721
Mellon Financial Corp.                                     1,700          52,887
Merrill Lynch & Co., Inc.                                  3,600         215,172
Morgan Stanley                                             4,100         227,632
Principal Financial Group, Inc.                            1,150          47,081
Providian Financial Corp.*                                 1,050          17,293
SLM Corp.                                                  1,700          90,763
T. Rowe Price Group, Inc.                                    450          27,990
U.S. Bancorp                                               6,900         216,108
                                                                   -------------
                                                                       2,919,122
                                                                   -------------
FOOD RETAILERS (0.2%)
Albertson's, Inc.                                          1,450          34,626
Kroger Co. (The)*                                          1,150          20,171
Safeway, Inc.*                                             1,700          33,558
                                                                   -------------
                                                                          88,355
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
FOREST PRODUCTS & PAPER (1.0%)
Georgia-Pacific Corp.                                      1,050   $      39,354
International Paper Co.                                    1,900          79,800
Kimberly-Clark Corp.                                       1,900         125,039
Louisiana-Pacific Corp.                                      600          16,044
MeadWestvaco Corp.                                         1,350          45,752
Sealed Air Corp.*                                            350          18,645
Temple-Inland, Inc.                                          400          27,360
Weyerhauser Co.                                            1,600         107,552
                                                                   -------------
                                                                         459,546
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Express Scripts, Inc.*                                       300          22,932
Laboratory Corp. of America Holdings*                        550          27,401
Manor Care, Inc.                                             600          21,258
UnitedHealth Group, Inc.                                   5,150         453,355
                                                                   -------------
                                                                         524,946
                                                                   -------------
HEAVY MACHINERY (1.0%)
Black & Decker Corp.                                         700          61,831
Caterpillar, Inc.                                            500          48,755
Cummins, Inc.                                                300          25,137
Danaher Corp.                                              1,300          74,633
Deere & Co.                                                  950          70,680
Dover Corp.                                                  300          12,582
Eaton Corp.                                                  500          36,180
Ingersoll Rand Co., Ltd.                                     700          56,210
Pall Corp.                                                   150           4,343
Parker Hannifin Corp.                                        500          37,870
Stanley Works (The)                                          300          14,697
Vulcan Materials Co.                                         350          19,114
W.W. Grainger, Inc.                                          550          36,641
                                                                   -------------
                                                                         498,673
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
APPLIANCES (2.1%)
American Standard Companies, Inc.*                           850          35,122
Centex Corp.                                                 200          11,916
Home Depot, Inc.                                          14,750         630,415
Johnson Controls, Inc.                                       700          44,408
Leggett & Platt, Inc.                                        700          19,901
Lowe's Companies, Inc.                                     2,900         167,011
Masco Corp.                                                1,634          59,690
Whirlpool Corp.                                              300          20,763
                                                                   -------------
                                                                         989,226
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Starbucks Corp.*                                           2,600         162,136
                                                                   -------------
HOUSEHOLD PRODUCTS (0.2%)
Illinois Tool Works, Inc.                                  1,150         106,582
                                                                   -------------
INSURANCE (5.8%)
ACE Ltd. (Bermuda)                                         1,050   $      44,888
Aetna, Inc.                                                1,300         162,175
Aflac, Inc.                                                2,000          79,680
Allstate Corp.                                             2,600         134,472
Ambac Financial Group, Inc.                                  450          36,959
American International Group, Inc.                         9,700         636,999
Aon Corp.                                                  1,200          28,632
Chubb Corp.                                                1,750         134,575
CIGNA Corp.                                                1,250         101,963
Cincinnati Financial Corp.                                   787          34,833
Hartford Financial Services Group, Inc. (The)              1,900         131,689
Humana, Inc.*                                              1,050          31,175
Jefferson-Pilot Corp.                                        500          25,980
Lincoln National Corp.                                       650          30,342
Loews Corp.                                                1,577         110,863
Marsh & McLennan Cos., Inc.                                  800          26,320
MBIA, Inc.                                                   400          25,312
MetLife, Inc.                                              2,750         111,403
MGIC Investment Corp.                                        400          27,564
Progressive Corp.                                            800          67,872
Prudential Financial, Inc.                                 4,650         255,564
SAFECO Corp.                                                 850          44,404
St. Paul Travelers Companies, Inc. (The)                   1,000          37,070
Torchmark Corp.                                              500          28,570
UNUMProvident Corp.                                        1,300          23,322
WellPoint, Inc.*                                           2,700         310,500
XL Capital Ltd. (Bermuda)                                    550          42,708
                                                                   -------------
                                                                       2,725,834
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (2.8%)
Comcast Corp., Class A*                                    8,250         274,560
Gannett Co., Inc.                                          1,000          81,700
Knight-Ridder, Inc.                                          100           6,694
McGraw-Hill Companies, Inc.                                1,700         155,618
Meredith Corp.                                               150           8,130
New York Times Co. (The), Class A                            600          24,480
News Corp., Inc., Class A*                                 9,650         180,069
Time Warner, Inc.*                                        17,450         339,228
Tribune Co.                                                  500          21,070
Viacom, Inc., Class B                                      6,400         232,896
                                                                   -------------
                                                                       1,324,445
                                                                   -------------
MEDIA--INTERNET (0.4%)
Yahoo! Inc.*                                               5,600         211,008
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (1.8%)
Applera Corp. - Applied Biosystems Group                   1,100          23,001
Bausch & Lomb, Inc.                                          200          12,892
Baxter International, Inc.                                   900          31,086
Becton Dickinson & Co.                                     2,300         130,640

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
MEDICAL AND HEALTH PRODUCTS (CONTINUED)
Biomet, Inc.                                               1,000   $      43,390
Boston Scientific Corp.*                                   3,300         117,315
C.R. Bard, Inc.                                              450          28,791
Fisher Scientific International, Inc.*                       500          31,190
Guidant Corp.                                                450          32,445
Medtronic, Inc.                                            4,600         228,482
Millipore Corp.*                                             250          12,453
St. Jude Medical, Inc.*                                    1,300          54,509
Stryker Corp.                                                600          28,950
Zimmer Holdings, Inc.*                                       950          76,114
                                                                   -------------
                                                                         851,258
                                                                   -------------
METALS AND MINING (0.3%)
Engelhard Corp.                                              450          13,802
Nucor Corp.                                                  600          31,404
Phelps Dodge Corp.                                           650          64,298
United States Steel Corp.                                    400          20,500
                                                                   -------------
                                                                         130,004
                                                                   -------------
OIL & GAS (7.8%)
Amerada Hess Corp.                                           800          65,904
Anadarko Petroleum Corp.                                   1,600         103,696
Apache Corp.                                               1,324          66,955
Baker Hughes, Inc.                                         1,350          57,605
BJ Services Co.                                              500          23,270
Burlington Resources, Inc.                                 3,400         147,900
ChevronTexaco Corp.                                       10,500         551,355
ConocoPhillips                                             5,266         457,247
Devon Energy Corp.                                         4,150         161,518
Dynegy, Inc., Class A*                                     1,850           8,547
El Paso Corp.                                              2,650          27,560
EOG Resources, Inc.                                          500          35,680
Exxon Mobil Corp.                                         27,700       1,419,902
Halliburton Co.                                            1,650          64,746
Kerr-Mcgee Corp.                                             400          23,116
Kinder Morgan, Inc.                                          200          14,626
Marathon Oil Corp.                                         1,350          50,774
Nabors Industries Ltd.*                                      200          10,258
Noble Corp.*                                                 550          27,357
Occidental Petroleum Corp.                                 1,500          87,540
Sunoco, Inc.                                                 500          40,855
Transocean, Inc.*                                          1,200          50,868
Unocal Corp.                                                 950          41,078
Valero Energy Corp.                                        2,200          99,880
Williams Companies, Inc. (The)                             2,000          32,580
                                                                   -------------
                                                                       3,670,817
                                                                   -------------
PHARMACEUTICALS (8.6%)
Abbott Laboratories                                        5,850         272,903
Allergan, Inc.                                               500          40,535
AmerisourceBergen Corp.                                      500   $      29,340
Amgen, Inc.*                                               4,718         302,660
Biogen Idec, Inc.*                                         1,350          89,924
Bristol-Myers Squibb Co.                                   7,300         187,026
Cardinal Health, Inc.                                      2,700         157,005
Caremark Rx, Inc.*                                         4,300         169,549
Eli Lilly and Co.                                          1,700          96,475
Forest Laboratories, Inc.*                                 1,400          62,804
Genzyme Corp.*                                               850          49,360
Gilead Sciences, Inc.*                                     1,700          59,483
Hospira, Inc.*                                               650          21,775
Johnson & Johnson                                         16,550       1,049,601
King Pharmaceuticals, Inc.*                                  800           9,920
McKesson Corp.                                             1,150          36,179
Medco Health Solutions, Inc.*                              1,107          46,051
Merck & Co., Inc.                                          8,350         268,369
Pfizer, Inc.                                              27,990         752,651
Schering-Plough Corp.                                      5,800         121,104
Sigma-Aldrich Corp.                                          400          24,184
Wyeth                                                      5,100         217,209
                                                                   -------------
                                                                       4,064,107
                                                                   -------------
POLLUTION CONTROL (0.1%)
Waste Management, Inc.                                     2,100          62,874
                                                                   -------------
RAILROADS (0.3%)
CSX Corp.                                                    850          34,068
Norfolk Southern Corp.                                     2,700          97,713
                                                                   -------------
                                                                         131,781
                                                                   -------------
REAL ESTATE (0.3%)
Equity Office Properties Trust (REIT)                        650          18,928
Plum Creek Timber Co., Inc. (REIT)                           800          30,752
ProLogis (REIT)                                              700          30,331
Simon Property Group, Inc. (REIT)                            850          54,970
                                                                   -------------
                                                                         134,981
                                                                   -------------
RESTAURANTS AND LODGING (1.2%)
Darden Restaurants, Inc.                                     700          19,418
Hilton Hotels Corp.                                        1,600          36,384
Marriott International, Inc., Class A                      1,500          94,470
McDonald's Corp.                                          11,150         357,469
Wendy's International, Inc.                                  450          17,667
Yum! Brands, Inc.                                          1,200          56,616
                                                                   -------------
                                                                         582,024
                                                                   -------------
RETAILERS (5.3%)
Bed Bath & Beyond, Inc.*                                   1,100          43,813
Best Buy Co., Inc.                                         1,250          74,275
Circuit City Stores, Inc.                                  1,200          18,768

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
RETAILERS (CONTINUED)
Costco Wholesale Corp.                                     4,150   $     200,902
CVS Corp.                                                  1,650          74,366
eBay, Inc.*                                                2,500         290,700
Federated Department Stores, Inc.                            700          40,453
J.C. Penney Co., Inc., Holding Co.                         2,500         103,500
Kohl's Corp.*                                                500          24,585
May Department Stores Co. (The)                            1,150          33,810
Nordstrom, Inc.                                              500          23,365
Office Depot, Inc.*                                        1,250          21,700
Radioshack Corp.                                             600          19,728
Staples, Inc.                                              4,550         153,381
Target Corp.                                               3,300         171,369
The Gap, Inc.                                              6,000         126,720
TJX Co., Inc.                                              2,050          51,517
Toys 'R' Us, Inc.*                                         1,400          28,658
Walgreen Co.                                               3,900         149,643
Wal-Mart Stores, Inc.                                     15,850         837,197
                                                                   -------------
                                                                       2,488,450
                                                                   -------------
TELECOMMUNICATIONS (4.4%)
ALLTEL Corp.                                               2,100         123,396
Avaya, Inc.*                                               1,800          30,960
BellSouth Corp.                                            6,750         187,583
CenturyTel, Inc.                                             550          19,509
Citizens Communications Co.                                1,350          18,617
Comverse Technology, Inc.*                                   900          22,005
Corning, Inc.*                                             2,000          23,540
Lucent Technologies, Inc.*                                16,867          63,420
Motorola, Inc.                                             8,750         150,500
Nextel Communications, Inc., Class A*                      4,100         123,000
QUALCOMM, Inc.                                             6,300         267,120
SBC Communications, Inc.                                  12,300         316,971
Scientific-Atlanta, Inc.                                     600          19,806
Sprint Corp.                                               5,500         136,675
Tellabs, Inc.*                                             1,450          12,456
Verizon Communications, Inc.                              14,000         567,140
                                                                   -------------
                                                                       2,082,698
                                                                   -------------
TEXTILES, CLOTHING & FABRICS (0.7%)
Jones Apparel Group, Inc.                                    450          16,457
Liz Claiborne, Inc.                                          550          23,216
Nike, Inc., Class B                                        2,400         217,656
VF Corp.                                                   1,050          58,149
                                                                   -------------
                                                                         315,478
                                                                   -------------
TRANSPORTATION (0.2%)
Burlington Northern Santa Fe Corp.                         2,450   $     115,910
                                                                   -------------
TOTAL COMMON STOCKS (COST $42,897,993)                                46,948,957
                                                                   =============
TOTAL INVESTMENTS AT MARKET VALUE (99.2%)
  (COST $42,897,993)                                               $  46,948,957
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                             379,825
                                                                   -------------
NET ASSETS (100.0%)                                                $  47,328,782
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $42,162,564. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $   4,227,710
Unrealized losses                                                     (1,441,317)
                                                                   -------------
  Net unrealized gain                                              $   2,786,393
                                                                   =============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING AMERICAN CENTURY SELECT PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (101.9%)

AEROSPACE & DEFENSE (0.3%)
General Dynamics Corp.                                     6,910   $     722,786
                                                                   -------------
AUTOMOTIVE (1.0%)
Harley-Davidson, Inc.                                     39,080       2,374,110
                                                                   -------------
BANKING (3.0%)
Bank of New York Co., Inc.                                77,140       2,578,019
Citigroup, Inc.                                           87,660       4,223,459
Fifth Third Bancorp                                       13,180         623,150
                                                                   -------------
                                                                       7,424,628
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (5.6%)
Anheuser-Busch Cos., Inc.                                 42,800       2,171,244
Coca-Cola Co.                                             59,850       2,491,555
Nestle SA (Switzerland)+                                  16,729       4,369,279
PepsiCo, Inc.                                             92,450       4,825,890
                                                                   -------------
                                                                      13,857,968
                                                                   -------------
BIOTECHNOLOGY (0.1%)
Genentech, Inc.*                                           5,360         291,798
                                                                   -------------
BUSINESS SERVICES (2.6%)
Cintas Corp.                                              74,750       3,278,535
Iron Mountain, Inc.*                                       8,510         259,470
Paychex, Inc.                                             81,850       2,789,448
                                                                   -------------
                                                                       6,327,453
                                                                   -------------
COMMERCIAL SERVICES (0.4%)
H&R Block, Inc.                                           21,570       1,056,930
                                                                   -------------
COMPUTER SOFTWARE (0.4%)
SAP AG (ADR) (Germany)                                    25,310       1,118,955
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (4.8%)
Citrix Systems, Inc.*                                     49,060       1,203,442
DST Systems, Inc.*                                         7,310         380,997
Electronic Arts, Inc.*                                    10,960         676,013
Intuit, Inc.*                                             20,540         903,965
Microsoft Corp.                                          300,930       8,037,840
Oracle Corp.*                                             40,210         551,681
                                                                   -------------
                                                                      11,753,938
                                                                   -------------
COMPUTERS & INFORMATION (4.1%)
Cisco Systems, Inc.*                                     124,940       2,411,342
Dell, Inc.*                                              185,530       7,818,234
                                                                   -------------
                                                                      10,229,576
                                                                   -------------
COSMETICS & PERSONAL CARE (2.6%)
Avon Products, Inc.                                       19,620         759,294
Colgate-Palmolive Co.                                     16,200         828,792
Estee Lauder Companies, Inc., Class A                     64,960       2,973,219
Proctor & Gamble Co.                                      32,820   $   1,807,726
                                                                   -------------
                                                                       6,369,031
                                                                   -------------
EDUCATION (0.7%)
Apollo Group, Inc., Class A*                              21,770       1,757,057
                                                                   -------------
ELECTRONIC COMPONENTS (0.2%)
Analog Devices, Inc.                                      10,770         397,628
Texas Instruments, Inc.                                    2,910          71,644
                                                                   -------------
                                                                         469,272
                                                                   -------------
ELECTRONICS (4.7%)
Applied Materials, Inc.*                                  44,340         758,214
General Electric Co.                                     140,120       5,114,380
Integrated Circuit Systems, Inc.*                         67,870       1,419,840
Intel Corp.                                              120,880       2,827,383
Linear Technology Corp.                                   32,250       1,250,010
Microchip Technology, Inc.                                 4,740         126,368
                                                                   -------------
                                                                      11,496,195
                                                                   -------------
ENTERTAINMENT & LEISURE (4.3%)
Carnival Corp. (Panama)                                  151,600       8,736,708
International Game Technology                             51,550       1,772,289
                                                                   -------------
                                                                      10,508,997
                                                                   -------------
FINANCIAL SERVICES (7.2%)
American Express Co.                                       7,570         426,721
Berkshire Hathaway, Inc., Class A*                            43       3,779,700
Berkshire Hathaway, Inc., Class B*                         1,278       3,752,208
First Data Corp.                                          33,010       1,404,245
SLM Corp.                                                126,840       6,771,988
U.S. Bancorp                                              50,340       1,576,649
                                                                   -------------
                                                                      17,711,511
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
UnitedHealth Group, Inc.                                 145,790      12,833,894
                                                                   -------------
HEAVY CONSTRUCTION (0.8%)
Hopewell Highway Infrastructure, Ltd.
  (Hong Kong)+                                         2,340,500       1,928,020
                                                                   -------------
HEAVY MACHINERY (1.2%)
Dover Corp.                                               68,210       2,860,727
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.1%)
Home Depot, Inc.                                          66,350       2,835,799
Lowe's Companies, Inc.                                    40,950       2,358,311
                                                                   -------------
                                                                       5,194,110
                                                                   -------------
INDUSTRIAL--DIVERSIFIED (3.6%)
Yankee Candle Co., Inc.*                                 265,760       8,817,917
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
INSURANCE (4.4%)
American International Group, Inc.                       117,040   $   7,686,017
Axis Capital Holdings Ltd. (Bermuda)                      78,560       2,149,402
Marsh & McLennan Cos., Inc.                               32,540       1,070,566
                                                                   -------------
                                                                      10,905,985
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (0.7%)
Univision Communications, Inc., Class A*                  33,450         979,082
Westwood One, Inc.*                                       28,710         773,160
                                                                   -------------
                                                                       1,752,242
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (6.0%)
Altana AG (Germany)+                                      72,133       4,540,721
Inamed Corp.*                                             12,830         811,498
Medtronic, Inc.                                           72,930       3,622,433
Stryker Corp.                                              5,950         287,088
Weight Watchers International, Inc.*                     124,090       5,096,376
Zimmer Holdings, Inc.*                                     3,840         307,661
                                                                   -------------
                                                                      14,665,777
                                                                   -------------
OIL & GAS (3.4%)
Apache Corp.                                              35,700       1,805,349
BJ Services Co.                                           29,560       1,375,722
BP PLC (ADR) (United Kingdom)                             18,110       1,057,624
EOG Resources, Inc.                                       20,530       1,465,021
Exxon Mobil Corp.                                         27,360       1,402,474
PetroKazakhstan, Inc. - Class A (Canada)                  10,420         386,582
Pioneer Natural Resources Co.                             25,910         909,441
                                                                   -------------
                                                                       8,402,213
                                                                   -------------
PHARMACEUTICALS (12.8%)
Amgen, Inc.*                                              62,730       4,024,130
Eli Lilly and Co.                                         41,520       2,356,260
Forest Laboratories, Inc.*                                96,160       4,313,738
Gilead Sciences, Inc.*                                    52,080       1,822,279
Johnson & Johnson                                        128,820       8,169,764
Neurocrine Biosciences, Inc.*                             18,780         925,854
Novartis AG (Switzerland)                                 42,244       2,127,442
Pfizer, Inc.                                              90,250       2,426,823
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel)                                         178,500       5,330,010
                                                                   -------------
                                                                      31,496,300
                                                                   -------------
POLLUTION CONTROL (0.6%)
Waste Management, Inc.                                    47,950       1,435,623
                                                                   -------------
RESTAURANTS AND LODGING (8.5%)
ARAMARK Corp., Class B                                   309,460       8,203,785
Cheesecake Factory (The), Inc.*                           73,440       2,384,597
Four Seasons Hotels, Inc. (Canada)                       118,590       9,699,476
Outback Steakhouse, Inc.                                  11,680         534,710
                                                                   -------------
                                                                      20,822,568
                                                                   -------------
RETAILERS (8.5%)
Amazon.com, Inc.*                                         31,920   $   1,413,737
Autoliv, Inc.                                             16,860         814,338
Cabela's, Inc., Class A*                                  69,790       1,587,025
eBay, Inc.*                                               34,680       4,032,590
IAC/InterActiveCorp*                                     245,480       6,780,158
Kohl's Corp.*                                             21,070       1,036,012
Target Corp.                                                  80           4,154
Wal-Mart Stores, Inc.                                    100,620       5,314,748
                                                                   -------------
                                                                      20,982,762
                                                                   -------------
TELECOMMUNICATIONS (1.5%)
Nextel Communications, Inc., Class A*                     70,310       2,109,300
QUALCOMM, Inc.                                            39,670       1,682,008
                                                                   -------------
                                                                       3,791,308
                                                                   -------------
TRANSPORTATION (0.6%)
Zhejiang Expressway Co. Ltd., H Shares
  (Hong Kong)+                                         2,024,000       1,388,039
                                                                   -------------
TOTAL COMMON STOCKS (COST $243,766,846)                              250,747,690
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (101.9%)
  (COST $243,766,846)                                              $ 250,747,690
OTHER ASSETS IN EXCESS OF LIABILITIES (-1.9%)                         (4,677,081)
                                                                   -------------
NET ASSETS (100.0%)                                                $ 246,070,609
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $244,097,805. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $   8,003,397
Unrealized losses                                                     (1,353,512)
                                                                   -------------
  Net unrealized gain                                              $   6,649,885
                                                                   =============

+ Fair valued by the Board of Directors.

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (93.8%)

AEROSPACE & DEFENSE (1.1%)
United Defense Industries, Inc.*                          17,300   $     817,425
                                                                   -------------
APPAREL & TEXTILES (0.4%)
Wolverine World Wide, Inc.                                 8,600         270,212
                                                                   -------------
AUTOMOTIVE (1.5%)
Cooper Tire & Rubber Co.                                  21,500         463,325
Superior Industries International, Inc.                   21,200         615,860
                                                                   -------------
                                                                       1,079,185
                                                                   -------------
BANKING (7.8%)
Associated Banc Corp.                                     10,900         361,989
BancorpSouth, Inc.                                        16,900         411,853
Chemical Financial Corp.                                   4,500         193,140
Chittenden Corp.                                          12,400         356,252
Commercial Federal Corp.                                  12,333         366,413
Cullen/Frost Bankers, Inc.                                 5,300         257,580
First Financial Bancorp                                   14,400         252,000
Flagstar Bancorp, Inc.                                     9,800         221,480
Fulton Financial Corp.                                     8,100         188,811
MAF Bancorp, Inc.                                          4,300         192,726
Sky Financial Group, Inc.                                 16,200         464,454
Sterling Bancshares, Inc.                                 28,700         409,549
Susquehanna Bancshares, Inc.                              14,200         354,290
Washington Federal, Inc.                                  27,059         718,146
Whitney Holding Corp.                                      4,200         188,958
Wilmington Trust Corp.                                    16,900         610,935
                                                                   -------------
                                                                       5,548,576
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (2.9%)
American Italian Pasta Co., Class A                       10,890         253,192
Corn Products International, Inc.                          5,510         295,116
Lancaster Colony Corp.                                     9,600         411,552
Performance Food Group Co.*                               10,400         279,864
Sensient Technologies Corp.                               35,900         861,241
                                                                   -------------
                                                                       2,100,965
                                                                   -------------
BUSINESS SERVICES (1.3%)
MAXIMUS, Inc.*                                            13,500         420,120
United Stationers, Inc.*                                   5,600         258,720
Valassis Communications, Inc.*                             7,690         269,227
                                                                   -------------
                                                                         948,067
                                                                   -------------
CHEMICALS (2.6%)
Ferro Corp.                                               27,100         628,449
FMC Corp.*                                                 4,160         200,928
H.B. Fuller Co.                                           24,100         687,091
UAP Holding Corp.*                                        19,790         341,773
                                                                   -------------
                                                                       1,858,241
                                                                   -------------
COMMERCIAL SERVICES (6.1%)
ABM Industries, Inc.                                      23,900   $     471,308
ADVO, Inc.                                                 6,800         242,420
Banta Corp.                                                7,600         340,176
CDI Corp.                                                 17,900         382,702
G&K Services, Inc., Class A                               15,700         681,694
Jacobs Engineering Group, Inc.*                            9,300         444,447
Kelly Services, Inc.                                      14,000         422,520
MedQuist, Inc.*                                           16,820         250,198
MoneyGram International, Inc.                             28,600         604,604
Sonoco Products Co.                                       11,030         327,039
Tetra Tech, Inc.*                                         11,860         198,536
                                                                   -------------
                                                                       4,365,644
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (6.6%)
Compuware Corp.*                                          49,400         319,618
Internet Security Systems, Inc.*                           6,750         156,937
MRO Software, Inc.*                                       14,800         192,696
Parametric Technology Co.*                                66,700         392,863
PEC Solutions, Inc.*                                      20,400         289,068
ProQuest Co.*                                              5,900         175,230
Reynolds & Reynolds Co., Class A                          17,600         466,576
Sybase, Inc.*                                             79,000       1,576,050
Synopsys, Inc.*                                           28,800         565,056
THQ, Inc.*                                                12,800         293,632
Verity, Inc.*                                             24,900         326,688
                                                                   -------------
                                                                       4,754,414
                                                                   -------------
COMPUTERS & INFORMATION (1.1%)
Imation Corp.                                             23,800         757,554
                                                                   -------------
CONSUMER GOODS AND SERVICES (2.1%)
Libbey, Inc.                                              16,371         363,600
Snap-on, Inc.                                             26,100         896,796
WD-40 Co.                                                  8,900         252,849
                                                                   -------------
                                                                       1,513,245
                                                                   -------------
CONTAINERS & PACKAGING (1.3%)
Bemis Co., Inc.                                           32,100         933,789
                                                                   -------------
DISTRIBUTION SERVICES (0.4%)
Hughes Supply, Inc.                                        8,100         262,035
                                                                   -------------
ELECTRIC UTILITIES (2.2%)
Empire District Electric Co. (The)                        14,800         335,664
IDACORP, Inc.                                             24,100         736,737
Westar Energy, Inc.                                       22,500         514,575
                                                                   -------------
                                                                       1,586,976
                                                                   -------------
ELECTRICAL EQUIPMENT (1.7%)
A.O. Smith Corp.                                          25,100         751,494
Littelfuse, Inc.*                                          5,500         187,880

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
ELECTRICAL EQUIPMENT (CONTINUED)
Regal-Beloit Corp.                                         8,800   $     251,680
                                                                   -------------
                                                                       1,191,054
                                                                   -------------
ELECTRONIC COMPONENTS (1.1%)
Analogic Corp.                                             8,320         372,653
Avnet, Inc.*                                              21,500         392,160
                                                                   -------------
                                                                         764,813
                                                                   -------------
ELECTRONICS (3.6%)
Adaptec, Inc.*                                            28,500         216,315
Benchmark Electronics, Inc.*                               9,400         320,540
Coherent, Inc.*                                           13,400         407,896
DuPont Photomasks, Inc.*                                   3,500          92,435
Electronics for Imaging, Inc.*                            37,600         654,616
Integrated Device Technology, Inc.*                       16,200         187,272
Methode Electronics, Inc., Class A                        22,200         285,270
Omnivision Technologies, Inc.*                             3,430          62,940
Vishay Intertechnology, Inc.*                             24,800         372,496
                                                                   -------------
                                                                       2,599,780
                                                                   -------------
ENTERTAINMENT & LEISURE (0.9%)
Hearst-Argyle Television, Inc.                            18,000         474,840
LeapFrog Enterprises, Inc.*                               11,910         161,976
                                                                   -------------
                                                                         636,816
                                                                   -------------
FINANCIAL SERVICES (1.9%)
Asset Acceptance Capital Corp.*                           10,090         214,917
Medallion Financial Corp.                                 12,500         121,250
Piper Jaffray Cos.*                                        5,410         259,409
Raymond James Financial, Inc.                             16,516         511,666
Waddell & Reed Financial, Inc., Class A                   11,900         284,291
                                                                   -------------
                                                                       1,391,533
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (2.6%)
Accredo Health, Inc.*                                     10,900         302,148
Alliance Imaging, Inc.*                                   25,000         281,250
Renal Care Group, Inc.*                                   10,000         359,900
Universal Health Services, Inc., Class B                  20,600         916,700
                                                                   -------------
                                                                       1,859,998
                                                                   -------------
HEAVY CONSTRUCTION (1.1%)
Granite Construction, Inc.                                13,700         364,420
WCI Communities, Inc.*                                    13,600         399,840
                                                                   -------------
                                                                         764,260
                                                                   -------------
HEAVY MACHINERY (4.3%)
Briggs & Stratton Corp.                                   10,600         440,748
Insituform Technologies, Inc., Class A*                    7,070         160,277
Kadant, Inc.*                                              9,200         188,600
Kaydon Corp.                                              22,600         746,252
Kennametal, Inc.                                           8,600   $     428,022
Martin Marietta Materials, Inc.                           10,400         558,064
Tecumseh Products Co., Class A                             3,430         163,954
Timken Co.                                                 6,700         174,334
W-H Energy Services, Inc.*                                10,190         227,848
                                                                   -------------
                                                                       3,088,099
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.5%)
Beazer Homes USA, Inc.                                     2,500         365,525
Ethan Allen Interiors, Inc.                               12,400         496,248
Standard-Pacific Corp.                                     2,820         180,875
                                                                   -------------
                                                                       1,042,648
                                                                   -------------
INDUSTRIAL--DIVERSIFIED (1.6%)
Crane Co.                                                 19,300         556,612
Griffon Corp.*                                            22,900         618,300
                                                                   -------------
                                                                       1,174,912
                                                                   -------------
INSURANCE (3.6%)
Aspen Insurance Holdings Ltd. (Bermuda)                    5,420         132,898
Delphi Financial Group, Inc., Class A                      4,700         216,905
HCC Insurance Holdings, Inc.                              23,500         778,320
Horace Mann Educators Corp.                                8,520         162,562
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                               25,800         802,380
PMI Group, Inc. (The)                                      6,550         273,462
ProAssurance Corp.*                                        4,470         174,822
                                                                   -------------
                                                                       2,541,349
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (1.5%)
Journal Communications, Inc., Class A                     26,200         473,434
Liberty Corp. (The)                                       14,300         628,628
                                                                   -------------
                                                                       1,102,062
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (2.9%)
Arrow International, Inc.                                  7,700         238,623
Dade Behring Holdings, Inc.*                              10,600         593,600
Orthofix International N.V. (Netherlands)*                 8,400         331,624
Osteotech, Inc.*                                          20,600         113,300
Owens & Minor, Inc.                                       14,800         416,916
STERIS Corp.*                                             14,600         346,312
                                                                   -------------
                                                                       2,040,375
                                                                   -------------
METALS (0.9%)
Alliant Techsystems, Inc.*                                 2,600         169,988
Quanex Corp.                                               4,060         278,394
Reliance Steel & Aluminum Co.                              4,600         179,216
                                                                   -------------
                                                                         627,598
                                                                   -------------

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
METALS AND MINING (1.9%)
Engelhard Corp.                                            8,500   $     260,695
Minerals Technologies, Inc.                                6,550         436,885
Olin Corp.                                                18,080         398,122
Worthington Industries, Inc.                              13,400         262,372
                                                                   -------------
                                                                       1,358,074
                                                                   -------------
OIL & GAS (4.4%)
Cal Dive International, Inc.*                              9,550         389,163
Cimarex Energy Co.*                                        4,700         178,130
Denbury Resources, Inc.*                                   5,820         159,759
Encore Acquisition Co.*                                    6,700         233,897
Helmerich & Payne, Inc.                                   19,400         660,376
Southwest Gas Corp.                                        9,800         248,920
Spinnaker Exploration Co.*                                 8,320         291,782
Unit Corp.*                                                9,200         351,532
Western Gas Resources, Inc.                               12,000         351,000
Whiting Petroleum Corp.*                                   8,800         266,200
                                                                   -------------
                                                                       3,130,759
                                                                   -------------
OIL SERVICES (0.6%)
Key Energy Services, Inc.*                                36,700         433,060
                                                                   -------------
PHARMACEUTICALS (0.4%)
Priority Healthcare Corp., Class B*                       13,900         302,603
                                                                   -------------
REAL ESTATE (3.3%)
BRE Properties, Inc. (REIT)                                6,400         257,984
Capital Automotive (REIT)                                  7,500         266,438
Commercial Net Lease Realty (REIT)                        10,500         216,300
Getty Realty Corp. (REIT)                                 17,900         514,267
Mack-Cali Realty Corp. (REIT)                              4,600         211,738
Maguire Properties, Inc. (REIT)                           19,900         546,454
Realty Income Corp. (REIT)                                 3,700         187,146
Ventas, Inc. (REIT)                                        6,800         186,388
                                                                   -------------
                                                                       2,386,715
                                                                   -------------
RESTAURANTS (0.3%)
Ruby Tuesday, Inc.                                         7,200         187,776
                                                                   -------------
RESTAURANTS AND LODGING (2.0%)
Brinker International, Inc.*                               8,200         287,574
CEC Entertainment, Inc.*                                   6,550         261,804
Jack In The Box, Inc.*                                     5,700         210,159
Outback Steakhouse, Inc.                                  14,100         645,498
                                                                   -------------
                                                                       1,405,035
                                                                   -------------
RETAILERS (6.3%)
Borders Group, Inc.                                        7,600         193,040
Burlington Coat Factory Warehouse Corp.                    4,300          97,610
Casey's General Stores, Inc.                              29,700         539,055
Cato Corp. (The), Class A                                  9,500         273,790
Central Garden & Pet Co.*                                  7,700   $     321,398
Christopher & Banks Corp.                                 15,800         291,510
Hot Topic, Inc.*                                          10,900         187,371
Kenneth Cole Productions, Inc., Class A                   18,300         564,738
Linens 'n Things, Inc.*                                   17,700         438,960
Pier 1 Imports, Inc.                                      27,000         531,900
Talbots, Inc.                                             23,000         626,290
Zale Corp.*                                               15,300         457,011
                                                                   -------------
                                                                       4,522,673
                                                                   -------------
SPECIAL PRODUCTS AND SERVICES (0.7%)
AptarGroup, Inc.                                           9,870         520,939
                                                                   -------------
TELECOMMUNICATIONS (0.3%)
Andrew Corp.*                                             13,800         188,094
                                                                   -------------
TEXTILES, CLOTHING & FABRICS (1.0%)
Albany International Corp. - Class A                       5,200         182,832
Reebok International Ltd.                                 11,600         510,400
                                                                   -------------
                                                                         693,232
                                                                   -------------
TRANSPORTATION (3.6%)
Alexander & Baldwin, Inc.                                  7,710         327,058
Arlington Tankers, Ltd. (Bermuda)*                        12,770         293,072
Heartland Express, Inc.                                   18,295         411,089
SkyWest, Inc.                                             20,590         413,035
USF Corp.                                                 19,300         732,435
Werner Enterprises, Inc.                                  17,700         400,728
                                                                   -------------
                                                                       2,577,417
                                                                   -------------
UTILITIES--GAS (2.4%)
AGL Resources, Inc.                                       14,700         488,628
Northwest Natural Gas Co.                                 19,000         641,060
WGL Holdings, Inc.                                        19,400         598,296
                                                                   -------------
                                                                       1,727,984
                                                                   -------------
TOTAL COMMON STOCKS (COST $60,427,226)                                67,055,986
                                                                   -------------
CONVERTIBLE PREFERRED STOCKS (1.0%)

INSURANCE (1.0%)
Phoenix Companies, Inc.                                    5,200         194,168
United Fire & Casualty Co., Series A                      12,733         537,587
                                                                   -------------
                                                                         731,755
                                                                   -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $589,376)                       731,755
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PREFERRED STOCKS (0.2%)
FINANCIAL SERVICES (0.1%)
MB Financial Capital Trust I                               1,880   $      51,061
                                                                   -------------
REAL ESTATE (0.1%)
Mills Corp. (The) - Series B (REIT)                        1,680          46,217
                                                                   -------------
TOTAL PREFERRED STOCKS (COST $94,597)                                     97,278
                                                                   -------------
REGISTERED INVESTMENT COMPANIES (3.8%)

EXCHANGE TRADED FUNDS (3.8%)
iShares Russell 2000 Index Fund                            4,900         634,550
iShares Russell 2000 Value Index Fund                      3,700         713,952
iShares S&P SmallCap 600 Index Fund                        3,700         602,027
iShares S&P SmallCap 600/BARRA Value
  Index Fund                                               6,455         786,219
                                                                   -------------
                                                                       2,736,748
                                                                   -------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $2,594,912)                                                    2,736,748
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (98.8%)
  (COST $63,706,111)                                               $  70,621,767
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)                             892,976
                                                                   -------------
NET ASSETS (100.0%)                                                $  71,514,743
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $64,257,785. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $   6,794,759
Unrealized losses                                                       (430,777)
                                                                   -------------
  Net unrealized gain                                              $   6,363,982
                                                                   =============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING BARON SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (90.5%)

APPAREL & TEXTILES (0.4%)
Polo Ralph Lauren Corp.                                   15,500   $     660,300
                                                                   -------------
AUTOMOTIVE (1.9%)
CarMax, Inc.*                                            100,000       3,105,000
                                                                   -------------
BANKING (1.6%)
First Republic Bank                                       50,000       2,650,000
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (1.5%)
Peets Coffee & Tea, Inc.*                                 15,000         397,050
Ralcorp Holdings, Inc.                                    50,000       2,096,500
                                                                   -------------
                                                                       2,493,550
                                                                   -------------
BUILDING MATERIALS (1.3%)
Eagle Materials, Inc.                                     25,000       2,107,500
                                                                   -------------
BUSINESS SERVICES (2.6%)
Getty Images, Inc.*                                       20,000       1,377,000
Gevity HR, Inc.                                           40,000         822,400
Hewitt Associates, Inc., Class A*                         50,000       1,600,500
LECG Corp.*                                               25,000         466,250
                                                                   -------------
                                                                       4,266,150
                                                                   -------------
CHEMICALS (1.2%)
Symyx Technologies, Inc.*                                 65,000       1,955,200
                                                                   -------------
COMMUNICATIONS (0.5%)
SBA Communications Corp.*                                 80,000         742,400
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (3.2%)
Anteon International Corp.*                               50,000       2,093,000
CoStar Group, Inc.*                                       40,000       1,847,200
eSpeed, Inc., Class A*                                    20,000         247,400
Kronos, Inc.*                                              6,000         306,780
ProQuest Co.*                                             24,000         712,800
                                                                   -------------
                                                                       5,207,180
                                                                   -------------
COMPUTERS & INFORMATION (0.3%)
Scientific Games Corp., Class A*                          20,000         476,800
                                                                   -------------
EDUCATION (6.8%)
DeVry, Inc.*                                             180,000       3,124,800
Education Management Corp.*                               80,000       2,640,800
Strayer Education, Inc.                                   25,000       2,744,750
Universal Technical Institute, Inc.*                      64,000       2,439,680
                                                                   -------------
                                                                      10,950,030
                                                                   -------------
ENTERTAINMENT & LEISURE (11.2%)
Ameristar Casinos, Inc.                                   40,000       1,724,400
Gaylord Entertainment Co.*                                40,000       1,661,200
Isle of Capris Casinos, Inc.*                            100,000   $   2,565,000
Kerzner International Ltd.
  (Bahama Islands)*                                       61,000       3,663,050
Station Casinos, Inc.                                     55,000       3,007,400
Vail Resorts, Inc.*                                       45,000       1,008,900
Wynn Resorts Ltd.*                                        65,500       4,383,260
                                                                   -------------
                                                                      18,013,210
                                                                   -------------
FINANCIAL SERVICES (9.0%)
CheckFree Corp.*                                          50,000       1,904,000
Chicago Mercantile Exchange Holdings, Inc.                16,000       3,659,200
ChoicePoint, Inc.*                                        50,500       2,322,495
Cohen & Steers, Inc.                                      30,000         487,500
First Marblehead Corp. (The)*                             65,000       3,656,250
Gabelli Asset Management, Inc., Class A                   16,000         776,320
Jeffries Group, Inc.                                      28,000       1,127,840
Spirit Finance Corp. (REIT)*                              50,000         632,500
                                                                   -------------
                                                                      14,566,105
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
DepoMed, Inc.*                                            50,000         270,000
Intuitive Surgical, Inc.*                                 40,000       1,600,800
                                                                   -------------
                                                                       1,870,800
                                                                   -------------
HEALTH CARE PROVIDERS (1.7%)
Community Health Systems, Inc.*                          100,000       2,788,000
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (7.0%)
AMERIGROUP Corp.*                                         60,000       4,539,600
Centene Corp.*                                            99,998       2,834,943
Manor Care, Inc.                                          35,000       1,240,050
Odyssey Healthcare, Inc.*                                100,000       1,368,000
United Surgical Partners International, Inc.*             30,000       1,251,000
                                                                   -------------
                                                                      11,233,593
                                                                   -------------
HEAVY MACHINERY (2.0%)
FMC Technologies, Inc.*                                   65,000       2,093,000
Tractor Supply Co.*                                       30,000       1,116,300
                                                                   -------------
                                                                       3,209,300
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (3.1%)
Beazer Homes USA, Inc.                                    10,000       1,462,100
Ethan Allen Interiors, Inc.                               15,000         600,300
Hovnanian Enterprises, Inc., Class A*                     35,000       1,733,200
Select Comfort Corp.*                                     65,000       1,166,100
                                                                   -------------
                                                                       4,961,700
                                                                   -------------
INSURANCE (1.7%)
Arch Capital Group Ltd.*                                  65,000       2,515,500

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
INSURANCE (CONTINUED)
Brown & Brown, Inc.                                        5,000   $     217,750
                                                                   -------------
                                                                       2,733,250
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (2.4%)
Citadel Broadcasting Corp.*                               17,700         286,386
Cumulus Media, Inc., Class A*                             40,000         603,200
Gray Television, Inc.                                     30,000         465,000
LIN TV Corp., Class A*                                    50,000         955,000
R.H. Donnelley Corp.*                                     10,000         590,500
Radio One, Inc., Class D*                                 27,500         443,300
Saga Communications, Inc.*                                30,000         505,500
                                                                   -------------
                                                                       3,848,886
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (4.9%)
Charles River Laboratories
  International, Inc.*                                    32,000       1,472,320
Edwards Lifesciences Corp.*                               80,000       3,300,800
Gen-Probe, Inc.*                                          17,500         791,175
Inamed Corp.*                                             14,000         885,500
Kensey Nash Corp.*                                        40,000       1,381,200
                                                                   -------------
                                                                       7,830,995
                                                                   -------------
OIL & GAS (4.0%)
Encore Acquisition Co.*                                   80,000       2,792,800
Harvest Natural Resources, Inc.*                          35,000         604,450
Premcor, Inc.                                             35,000       1,475,950
SEACOR SMIT, Inc.*                                        15,000         801,000
Whiting Petroleum Corp.*                                  25,000         756,250
                                                                   -------------
                                                                       6,430,450
                                                                   -------------
REAL ESTATE (2.8%)
Alexander's, Inc. (REIT)*                                  7,500       1,612,500
Brookfield Homes Corp.                                     5,000         169,500
CB Richard Ellis Group, Inc., Class A*                    80,000       2,684,000
                                                                   -------------
                                                                       4,466,000
                                                                   -------------
RESTAURANTS AND LODGING (5.2%)
Cheesecake Factory (The), Inc.*                           37,500       1,217,625
Choice Hotels International, Inc.                         40,000       2,320,000
Four Seasons Hotels, Inc. (Canada)                        14,000       1,145,060
P.F. Chang's China Bistro, Inc.*                          50,000       2,817,500
Panera Bread Co., Class A*                                20,000         806,400
                                                                   -------------
                                                                       8,306,585
                                                                   -------------
RETAILERS (6.3%)
Blue Nile, Inc.*                                          80,000       2,209,600
Cabela's, Inc., Class A*                                 100,000       2,274,000
Carter's, Inc.*                                           80,000       2,719,200
Dick's Sporting Goods, Inc.*                              60,000       2,109,000
PETCO Animal Supplies, Inc.*                              20,000         789,600
                                                                   -------------
                                                                      10,101,400
                                                                   -------------
TELECOMMUNICATIONS (1.9%)
American Tower Corp., Class A*                            80,000   $   1,472,000
Crown Castle International Corp.*                         10,000         166,400
Equinix, Inc.*                                            35,000       1,495,900
                                                                   -------------
                                                                       3,134,300
                                                                   -------------
TRANSPORTATION (3.5%)
Genesee & Wyoming, Inc., Class A*                         80,000       2,250,400
JetBlue Airways Corp.*                                   100,000       2,322,000
Landstar System, Inc.*                                    15,000       1,104,600
                                                                   -------------
                                                                       5,677,000
                                                                   -------------
UTILITIES--GAS (1.3%)
Southern Union Co.*                                       84,000       2,014,320
                                                                   -------------
TOTAL COMMON STOCKS (COST $105,932,978)                              145,800,004
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CONVERTIBLE DEBT (1.9%)

ENTERTAINMENT & LEISURE (1.9%)
Wynn Resorts Ltd., 6.000%, 07/15/15*^              $   1,000,000       3,062,500
                                                                   -------------
TOTAL CONVERTIBLE DEBT (COST $981,874)                                 3,062,500
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (92.4%)
  (COST $106,914,852)                                              $ 148,862,504
OTHER ASSETS IN EXCESS OF LIABILITIES (7.6%)                          12,309,244
                                                                   -------------
NET ASSETS (100.0%)                                                $ 161,171,748
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $107,193,872. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  43,217,797
Unrealized losses                                                     (1,549,165)
                                                                   -------------
  Net unrealized gain                                              $  41,668,632
                                                                   =============

* Non-income producing security.

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the market value of these securities amounted to $3,062,500 or 1.90% of net assets.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (99.5%)

ADVERTISING (1.6%)
Lamar Advertising Co.*                                    34,900   $   1,493,022
                                                                   -------------
BANKING (2.1%)
Citigroup, Inc.                                           11,600         558,888
Golden West Financial Corp.                                8,800         540,496
J.P. Morgan Chase & Co.                                   24,324         948,879
                                                                   -------------
                                                                       2,048,263
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (6.0%)
Coca-Cola Co.                                             15,900         661,917
PepsiCo, Inc.                                             62,290       3,251,538
Wm. Wrigley Jr., Co.                                      25,400       1,757,426
                                                                   -------------
                                                                       5,670,881
                                                                   -------------
BUSINESS SERVICES (0.4%)
Valassis Communications, Inc.*                            11,050         386,860
                                                                   -------------
CHEMICALS (0.7%)
3M Co.                                                     8,000         656,560
                                                                   -------------
COMMERCIAL SERVICES (3.3%)
Cendant Corp.                                             79,159       1,850,737
Moody's Corp.                                             14,800       1,285,380
                                                                   -------------
                                                                       3,136,117
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (6.0%)
Electronic Arts, Inc.*                                    14,800         912,864
GTECH Holdings Corp.                                      32,400         840,780
Microsoft Corp.                                          149,910       4,004,096
                                                                   -------------
                                                                       5,757,740
                                                                   -------------
COMPUTERS & INFORMATION (5.1%)
Cisco Systems, Inc.*                                      85,100       1,642,430
Dell, Inc.*                                               76,200       3,211,068
                                                                   -------------
                                                                       4,853,498
                                                                   -------------
CONGLOMERATES (1.9%)
Tyco International Ltd.                                   50,650       1,810,231
                                                                   -------------
COSMETICS & PERSONAL CARE (4.3%)
Avon Products, Inc.                                       46,000       1,780,200
Colgate-Palmolive Co.                                      8,000         409,280
Proctor & Gamble Co.                                      33,750       1,858,950
                                                                   -------------
                                                                       4,048,430
                                                                   -------------
ELECTRONICS (4.4%)
Energizer Holdings, Inc.*                                 11,933         592,951
General Electric Co.                                      22,960         838,040
Intel Corp.                                               26,910         629,425
Linear Technology Corp.                                   55,520       2,151,955
                                                                   -------------
                                                                       4,212,371
                                                                   -------------
ENTERTAINMENT & LEISURE (3.4%)
Carnival Corp. (Panama)                                    4,240   $     244,351
Harrah's Entertainment, Inc.                              27,400       1,832,786
Starwood Hotels & Resorts Worldwide, Inc.                 20,400       1,191,360
                                                                   -------------
                                                                       3,268,497
                                                                   -------------
FINANCIAL SERVICES (13.4%)
Charles Schwab Corp.                                      79,360         949,146
CheckFree Corp.*                                          14,700         559,776
Fannie Mae                                                44,700       3,183,087
First Data Corp.                                          43,900       1,867,506
Freddie Mac                                               36,800       2,712,160
MBNA Corp.                                                73,150       2,062,099
Merrill Lynch & Co., Inc.                                 11,870         709,470
Morgan Stanley                                            12,950         718,984
                                                                   -------------
                                                                      12,762,228
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.2%)
Lowe's Companies, Inc.                                    37,100       2,136,589
                                                                   -------------
INSURANCE (1.3%)
Ambac Financial Group, Inc.                                6,650         546,165
Willis Group Holdings Ltd.                                16,700         687,539
                                                                   -------------
                                                                       1,233,704
                                                                   -------------
INTERNET SOFTWARE & SERVICES (1.4%)
Google, Inc., Class A*                                     6,970       1,345,907
                                                                   -------------
LODGING (0.2%)
Las Vegas Sands Corp.*                                     3,700         177,600
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (13.8%)
Clear Channel Communications, Inc.                        17,774         595,251
E.W. Scripps Co. (The), Class A                           20,250         977,670
Gannett Co., Inc.                                         11,880         970,596
Liberty Media Corp., Class A                              49,000         538,020
McGraw-Hill Companies, Inc.                               33,100       3,029,974
Time Warner, Inc.*                                       119,100       2,315,304
Univision Communications, Inc., Class A*                  36,200       1,059,574
Viacom, Inc., Class B                                     77,912       2,835,218
Westwood One, Inc.*                                       31,900         859,067
                                                                   -------------
                                                                      13,180,674
                                                                   -------------
MEDIA--INTERNET (0.4%)
Yahoo! Inc.*                                               9,400         354,192
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (2.1%)
Medtronic, Inc.                                           27,520       1,366,918
St. Jude Medical, Inc.*                                   15,200         637,336
                                                                   -------------
                                                                       2,004,254
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
OIL & GAS (0.6%)
Exxon Mobil Corp.                                         10,568   $     541,716
                                                                   -------------
PHARMACEUTICALS (11.2%)
Amgen, Inc.*                                              35,800       2,296,570
Caremark Rx, Inc.*                                        47,300       1,865,039
Eli Lilly and Co.                                         14,200         805,850
Pfizer, Inc.                                             113,580       3,054,166
Schering-Plough Corp.                                     23,500         490,680
Wyeth                                                     49,500       2,108,205
                                                                   -------------
                                                                      10,620,510
                                                                   -------------
RESTAURANTS AND LODGING (1.2%)
Marriott International, Inc., Class A                     18,200       1,146,236
                                                                   -------------
RETAILERS (7.0%)
Dollar Tree Stores, Inc.*                                 17,900         513,372
eBay, Inc.*                                               11,050       1,284,894
Family Dollar Stores, Inc.                                40,300       1,258,569
PETCO Animal Supplies, Inc.*                              16,800         663,264
Wal-Mart Stores, Inc.                                     56,540       2,986,443
                                                                   -------------
                                                                       6,706,542
                                                                   -------------
TELECOMMUNICATIONS (5.5%)
American Tower Corp., Class A*                            37,800         695,520
Crown Castle International Corp.*                         39,900         663,936
Nextel Communications, Inc., Class A*                     11,050         331,500
QUALCOMM, Inc.                                            74,950       3,177,880
Sprint Corp.                                              13,200         328,020
                                                                   -------------
                                                                       5,196,856
                                                                   -------------
TOTAL COMMON STOCKS (COST $86,700,043)                                94,749,478
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (99.5%)
  (COST $86,700,043)                                               $  94,749,478
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                             482,275
                                                                   -------------
NET ASSETS (100.0%)                                                $  95,231,753
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $87,674,654. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  12,529,344
Unrealized losses                                                     (5,454,520)
                                                                   -------------
  Net unrealized gain                                              $   7,074,824
                                                                   =============

* Non-income producing security.

Category percentages are based on net assets.

See Notes to Financial Statements.

ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (100.2%)

AEROSPACE & DEFENSE (3.6%)
Boeing Co. (The)                                          30,100   $   1,558,277
Northrop Grumman Corp.                                    22,800       1,239,408
Raytheon Co.                                              32,200       1,250,326
                                                                   -------------
                                                                       4,048,011
                                                                   -------------
AUTOMOTIVE (1.8%)
AutoNation, Inc.*                                         31,100         597,431
Ford Motor Co.                                            95,100       1,392,264
                                                                   -------------
                                                                       1,989,695
                                                                   -------------
BANKING (9.7%)
Bank of America Corp.                                     79,300       3,726,307
Citigroup, Inc.                                           15,766         759,606
J.P. Morgan Chase & Co.                                   80,900       3,155,909
UnionBanCal Corp.                                         16,400       1,057,472
Wachovia Corp.                                            34,700       1,825,220
Washington Mutual, Inc.                                    9,600         405,888
                                                                   -------------
                                                                      10,930,402
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (4.6%)
Archer-Daniels-Midland Co.                                75,599       1,686,614
Pilgrim's Pride Corp.                                     31,900         978,692
Reynolds American, Inc.                                   15,800       1,241,880
Tyson Foods, Inc., Class A                                39,700         730,480
UST, Inc.                                                 12,200         586,942
                                                                   -------------
                                                                       5,224,608
                                                                   -------------
BIOTECHNOLOGY (0.4%)
Chiron Corp.*                                              4,700         156,651
Genentech, Inc.*                                           6,400         348,416
                                                                   -------------
                                                                         505,067
                                                                   -------------
BUSINESS MACHINES (3.1%)
International Business Machines Corp.                     35,300       3,479,874
                                                                   -------------
BUSINESS SERVICES (1.7%)
Computer Sciences Corp.*                                  22,213       1,252,147
Symantec Corp.*                                           11,300         291,088
Unisys Corp.*                                             39,700         404,146
                                                                   -------------
                                                                       1,947,381
                                                                   -------------
CHEMICALS (1.2%)
3M Co.                                                     1,400         114,898
Lubrizol Corp.                                            17,000         626,620
Monsanto Co.                                              10,300         572,165
                                                                   -------------
                                                                       1,313,683
                                                                   -------------
COMMERCIAL SERVICES (3.0%)
Cendant Corp.                                             59,000       1,379,420
Moody's Corp.                                             22,800       1,980,180
                                                                   -------------
                                                                       3,359,600
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (5.1%)
Acxiom Corp.                                               6,700   $     176,210
Autodesk, Inc.                                            50,400       1,912,680
BMC Software, Inc.*                                        2,215          41,199
GTECH Holdings Corp.                                       4,500         116,775
McAfee, Inc.*                                              1,413          40,878
Microsoft Corp.                                          130,300       3,480,313
                                                                   -------------
                                                                       5,768,055
                                                                   -------------
COMPUTERS & INFORMATION (0.0%)
Seagate Technology, Inc. Escrow*                           2,200               0
                                                                   -------------
CONGLOMERATES (1.2%)
Tyco International Ltd.                                   37,600       1,343,824
                                                                   -------------
CONSUMER GOODS AND SERVICES (2.0%)
Gillette Co.                                              49,800       2,230,044
                                                                   -------------
COSMETICS & PERSONAL CARE (2.0%)
Proctor & Gamble Co.                                      41,300       2,274,804
                                                                   -------------
EDUCATION (0.4%)
ITT Educational Services, Inc.*                            9,600         456,480
                                                                   -------------
ELECTRIC UTILITIES (1.8%)
Alliant Energy Corp.                                      10,100         288,860
Edison International                                      19,400         621,382
Northeast Utilities                                        6,200         116,870
NRG Energy, Inc.*                                         16,300         587,615
PG&E Corp.*                                               14,400         479,232
                                                                   -------------
                                                                       2,093,959
                                                                   -------------
ELECTRONIC COMPONENTS (0.7%)
Texas Instruments, Inc.                                   30,300         745,986
                                                                   -------------
ELECTRONICS (5.2%)
Advanced Micro Devices, Inc.*                              9,800         215,796
Cree, Inc.*                                                2,800         112,224
Freescale Semiconductor Class A*                          35,900         639,738
Freescale Semiconductor, Inc., Class B*                   12,719         233,521
General Electric Co.                                      60,100       2,193,650
Harman International Industries, Inc.                     14,300       1,816,100
Micron Technology, Inc.*                                  57,500         710,125
                                                                   -------------
                                                                       5,921,154
                                                                   -------------
ENTERTAINMENT & LEISURE (0.2%)
Hearst-Argyle Television, Inc.                            10,400         274,352
                                                                   -------------
FINANCIAL SERVICES (3.8%)
Freddie Mac                                               23,100       1,702,470
Merrill Lynch & Co., Inc.                                 26,000       1,554,020
Principal Financial Group, Inc.                            5,500         225,170
U.S. Bancorp                                              27,000         845,640
                                                                   -------------
                                                                       4,327,300
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
FOREST PRODUCTS & PAPER (0.2%)
Louisiana-Pacific Corp.                                    6,800   $     181,832
                                                                   -------------
HEAVY MACHINERY (0.5%)
Black & Decker Corp.                                       6,100         538,813
                                                                   -------------
INSURANCE (6.3%)
ACE Ltd. (Bermuda)                                         2,900         123,975
Aetna, Inc.                                                8,400       1,047,900
Loews Corp.                                               27,900       1,961,370
MBIA, Inc.                                                24,400       1,544,032
MetLife, Inc.                                              8,100         328,131
Prudential Financial, Inc.                                38,500       2,115,960
                                                                   -------------
                                                                       7,121,368
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (4.5%)
American Greetings - Class A                               4,100         103,935
Comcast Corp., Class A*                                   23,306         775,624
Time Warner, Inc.*                                        94,550       1,838,052
Viacom, Inc., Class B                                     66,211       2,409,418
                                                                   -------------
                                                                       5,127,029
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (1.6%)
Becton Dickinson & Co.                                    18,500       1,050,800
Boston Scientific Corp.*                                  17,000         604,350
Guidant Corp.                                              2,250         162,225
                                                                   -------------
                                                                       1,817,375
                                                                   -------------
METALS AND MINING (0.7%)
Newmont Mining Corp.                                       2,200          97,702
Nucor Corp.                                               13,600         711,824
                                                                   -------------
                                                                         809,526
                                                                   -------------
OIL & GAS (7.7%)
Anadarko Petroleum Corp.                                  12,100         784,201
Burlington Resources, Inc.                                39,900       1,735,650
ConocoPhillips                                            18,179       1,578,482
Devon Energy Corp.                                        42,000       1,634,640
Exxon Mobil Corp.                                         55,272       2,833,243
Pogo Producing Co.                                         2,300         111,527
                                                                   -------------
                                                                       8,677,743
                                                                   -------------
PHARMACEUTICALS (10.9%)
Allergan, Inc.                                            11,600         940,412
Biogen Idec, Inc.*                                        30,700       2,044,927
ImClone Systems, Inc.*                                    14,900         686,592
Johnson & Johnson                                         58,200       3,691,044
Merck & Co., Inc.                                         33,300       1,070,262
Millennium Pharmaceuticals, Inc.*                         13,900         168,468
Pfizer, Inc.                                             139,795       3,759,087
                                                                   -------------
                                                                      12,360,792
                                                                   -------------
POLLUTION CONTROL (0.5%)
Waste Management, Inc.                                    17,500   $     523,950
                                                                   -------------
RAILROADS (0.3%)
Union Pacific Corp.                                        5,400         363,150
                                                                   -------------
REAL ESTATE (0.6%)
Equity Office Properties Trust (REIT)                     22,900         666,848
                                                                   -------------
RETAILERS (5.3%)
99 Cents Only Stores*                                      9,300         150,288
Circuit City Stores, Inc.                                 27,600         431,664
Dillard's, Inc., Class A                                   1,560          41,917
eBay, Inc.*                                               21,000       2,441,880
Kmart Holding Corp.*                                       9,323         922,511
Payless ShoeSource, Inc.*                                  9,200         113,160
Wal-Mart Stores, Inc.                                     35,100       1,853,982
                                                                   -------------
                                                                       5,955,402
                                                                   -------------
TELECOMMUNICATIONS (7.8%)
Andrew Corp.*                                              8,500         115,855
Juniper Networks, Inc.*                                   13,042         354,612
Motorola, Inc.                                           128,800       2,215,360
QUALCOMM, Inc.                                            44,300       1,878,320
SBC Communications, Inc.                                  24,622         634,509
Sprint Corp.                                              29,800         740,530
Verizon Communications, Inc.                              72,400       2,932,924
                                                                   -------------
                                                                       8,872,110
                                                                   -------------
TRANSPORTATION (1.8%)
Burlington Northern Santa Fe Corp.                         3,200         151,392
J.B. HuntTransportation Services, Inc.                    17,200         771,420
Polaris Industries, Inc.                                   6,000         408,120
Ryder System, Inc.                                        14,956         714,448
                                                                   -------------
                                                                       2,045,380
                                                                   -------------
TOTAL COMMON STOCKS (COST $101,758,086)                              113,295,597
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (100.2%)
  (COST $101,758,086)                                              $ 113,295,597
OTHER ASSETS IN EXCESS OF LIABILITIES (-0.2%)                           (183,531)
                                                                   -------------
NET ASSETS (100.0%)                                                $ 113,112,066
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $102,163,403. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  12,802,583
Unrealized losses                                                     (1,670,389)
                                                                   -------------
  Net unrealized gain                                              $  11,132,194
                                                                   =============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (98.4%)

AUSTRALIA (1.7%)
News Corp., Inc., CDI                                    198,875   $   3,815,214
BHP Billiton Ltd.                                        463,800       5,557,442
Woodside Petroleum Ltd.                                   10,679         168,005
                                                                   -------------
                                                                       9,540,661
                                                                   -------------
BELGIUM (2.2%)
Dexia                                                    321,830       7,396,108
Fortis*                                                  191,960       5,307,116
                                                                   -------------
                                                                      12,703,224
                                                                   -------------
BRAZIL (1.4%)
Companhia Vale do Rio Doce (CVRD) (ADR)                  274,182       7,954,018
                                                                   -------------
FINLAND (1.1%)
Nokia Oyj                                                421,820       6,605,424
                                                                   -------------
FRANCE (11.9%)
BNP Paribas SA                                           125,630       9,105,278
Compagnie de Saint-Gobain                                160,230       9,652,445
Dassault Systemes SA                                      98,853       4,988,786
Imerys SA                                                 84,548       7,094,443
Lafarge SA                                                59,810       5,772,602
AXA                                                      325,578       8,050,881
Total SA                                                 109,792      24,044,958
                                                                   -------------
                                                                      68,709,393
                                                                   -------------
GERMANY (5.5%)
Bayerische Motoren Werke (BMW) AG                        189,290       8,546,308
BASF AG                                                   68,500       4,939,574
Siemens AG                                                89,740       7,598,945
Schering AG                                               64,900       4,833,265
Deutsche Post AG                                         251,080       5,768,756
                                                                   -------------
                                                                      31,686,848
                                                                   -------------
IRELAND (0.9%)
Bank of Ireland                                          311,310       5,188,748
                                                                   -------------
ITALY (4.7%)
ENI SpA                                                  825,740      20,697,517
Telecom Italia SpA                                     2,033,613       6,589,254
                                                                   -------------
                                                                      27,286,771
                                                                   -------------
JAPAN (19.4%)
Honda Motor Co., Ltd.                                    162,400       8,491,395
Nitto Denko Corp.                                         81,000       4,447,937
Shin-Etsu Chemical Co., Ltd.                             136,100       5,596,469
Secom Co., Ltd.                                           98,000       3,940,146
Nippon Telegraph & Telephone Corp.                           530       2,399,048
Mitsubishi Corp.                                         406,600       5,259,578
Fanuc Ltd.                                                57,800   $   3,802,288
Hirose Electric Co., Ltd.                                 24,000       2,816,990
Matsushita Electric Industrial Co., Ltd.                 233,000       3,733,768
Sharp Corp.                                              191,000       3,127,505
Nintendo Co., Ltd.                                        25,000       3,151,036
Credit Saison Co., Ltd.                                   81,600       2,985,186
Mitsubishi Tokyo Financial Group, Inc.                       685       7,016,318
Nikko Cordial Corp.                                      823,000       4,367,503
Sumitomo Corp.                                           636,000       5,500,745
Takefuji Corp.                                            42,580       2,879,887
Nippon Unipac Holding                                        350       1,577,387
Daikin Industries Ltd.                                   185,000       5,362,789
SMC Corp.                                                 36,600       4,201,160
Kao Corp.                                                173,000       4,428,189
Hoya Corp.                                                57,000       6,440,889
Canon, Inc.                                              181,300       9,846,194
Chugai Pharmaceutical Co., Ltd.                          196,600       3,254,001
Yamanouchi Pharmaceutical Co., Ltd.                      198,700       7,754,654
                                                                   -------------
                                                                     112,381,062
                                                                   -------------
MEXICO (0.7%)
Fomento Economico Mexicano
  SA de CV (ADR)                                          75,500       3,972,055
                                                                   -------------
NETHERLANDS (4.1%)
Koninklijke Philips Electronics N.V                      196,400       5,204,604
ABN Amro Holdings N.V                                    309,720       8,208,616
Reed Elsevier N.V                                        361,150       4,932,287
Wolters Kluwer N.V                                       260,880       5,226,265
                                                                   -------------
                                                                      23,571,772
                                                                   -------------
RUSSIA (0.0%)
YUKOS (ADR)*                                              49,769         129,399
                                                                   -------------
SOUTH KOREA (2.1%)
Samsung Electronics Co., Ltd.                             15,330       6,660,899
POSCO (ADR)                                               67,262       2,995,177
SK Telecom Co., Ltd.                                     116,500       2,592,125
                                                                   -------------
                                                                      12,248,201
                                                                   -------------
SPAIN (2.6%)
Banco Popular Espanol SA                                 129,100       8,500,084
Altadis SA                                               136,960       6,259,952
                                                                   -------------
                                                                      14,760,036
                                                                   -------------
SWEDEN (0.8%)
Ericsson LM, B Shares*                                 1,430,000       4,502,873
                                                                   -------------
SWITZERLAND (11.3%)
UBS AG                                                   149,300      12,524,113
Nestle SA                                                 39,864      10,411,677

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
SWITZERLAND (CONTINUED)
Holcim Ltd.                                              125,785   $   7,562,417
Adecco SA*                                               145,100       7,314,283
Zurich Financial Services AG*                             37,335       6,221,087
Novartis AG                                              230,760      11,621,263
Roche Holding AG-Genusss                                  85,380       9,807,104
                                                                   -------------
                                                                      65,461,944
                                                                   -------------
UNITED KINGDOM (28.0%)
Barclays PLC                                             960,050      10,833,047
HSBC Holdings PLC                                        958,000      16,346,444
Royal Bank of Scotland Group PLC                         304,842      10,242,574
Standard Chartered PLC                                   237,700       4,414,368
Allied Domecq PLC                                        427,880       4,206,304
Morrison (Wm.) Supermarkets                            2,139,743       8,501,985
Wolseley PLC                                             504,000       9,408,748
National Grid Transco Group PLC                          557,648       5,312,523
Centrica PLC                                           1,032,180       4,676,456
Schroders PLC                                            282,130       3,817,332
Tesco PLC                                              1,708,881      10,548,677
Reckitt Benckiser PLC                                    180,070       5,433,376
Aviva PLC                                                377,570       4,541,933
InterContinental Hotels Group PLC                        273,214       3,397,923
GlaxoSmithkline PLC                                      665,613      15,634,484
Smith & Nephew PLC                                       470,070       4,811,978
BG Group PLC                                           1,158,120       7,873,851
British Land Co. PLC                                     360,000       6,184,428
Kingfisher PLC                                         1,052,000       6,248,237
Vodafone Group PLC                                     7,175,035      19,530,145
                                                                   -------------
                                                                     161,964,813
                                                                   -------------
TOTAL COMMON STOCKS (COST $423,562,564)                              568,667,242
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (98.4%)
  (COST $423,562,564)                                              $ 568,667,242
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                           9,518,819
                                                                   -------------
NET ASSETS (100.0%)                                                $ 578,186,061
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $427,302,476. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $ 144,034,026
Unrealized losses                                                     (2,669,260)
                                                                   -------------
  Net unrealized gain                                              $ 141,364,766
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on total net assets.

See Notes to Financial Statements.

ING JPMORGAN MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (96.8%)

AEROSPACE & DEFENSE (1.1%)
United Defense Industries, Inc.*                          28,200   $   1,332,450
                                                                   -------------
AUTOMOTIVE (3.5%)
AutoNation, Inc.*                                         76,500       1,469,565
BorgWarner, Inc.                                          20,500       1,110,485
Genuine Parts Co.                                         18,100         797,486
Harsco Corp.                                              17,400         969,876
                                                                   -------------
                                                                       4,347,412
                                                                   -------------
BANKING (10.5%)
Cullen/Frost Bankers, Inc.                                13,800         670,680
Golden West Financial Corp.                               53,000       3,255,260
M&T Bank Corp.                                            26,500       2,857,760
North Fork Bancorporation, Inc.                           76,250       2,199,812
Northern Trust Corp.                                      22,100       1,073,618
TCF Financial Corp.                                       16,400         527,096
Webster Financial Corp.                                   15,100         764,664
Wilmington Trust Corp.                                    49,300       1,782,195
                                                                   -------------
                                                                      13,131,085
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (3.8%)
Brown-Forman Corp., Class B                               22,000       1,070,960
Dean Foods Co.*                                           44,850       1,477,808
Hormel Foods Corp.                                        37,000       1,159,950
J.M. Smucker Co. (The)                                    22,173       1,043,683
                                                                   -------------
                                                                       4,752,401
                                                                   -------------
BUILDING MATERIALS (1.1%)
Florida Rock Industries, Inc.                             23,850       1,419,791
                                                                   -------------
BUSINESS SERVICES (0.8%)
Interactive Data Corp.*                                   44,000         956,560
                                                                   -------------
CHEMICALS (2.8%)
Albemarle Corp.                                           23,800         921,298
Ashland, Inc.                                             18,500       1,080,030
International Flavors & Fragrances, Inc.                  18,500         792,540
Sherwin-Williams Co.                                      16,500         736,395
                                                                   -------------
                                                                       3,530,263
                                                                   -------------
COMMERCIAL SERVICES (0.7%)
Quest Diagnostics, Inc.                                    8,600         821,730
                                                                   -------------
COMMUNICATIONS (1.0%)
Telephone & Data Systems, Inc.                            15,600       1,200,420
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (2.6%)
Affiliated Computer Services, Inc., Class A*              16,700       1,005,173
Computer Associates International, Inc.                   32,600       1,012,556
IMS Health, Inc.                                          50,800       1,179,068
                                                                   -------------
                                                                       3,196,797
                                                                   -------------
COMPUTERS & INFORMATION (0.8%)
Lexmark International, Inc.*                              12,300   $   1,045,500
                                                                   -------------
CONSUMER GOODS AND SERVICES (2.0%)
Clorox Co.                                                16,600         978,238
Fortune Brands, Inc.                                      20,300       1,566,754
                                                                   -------------
                                                                       2,544,992
                                                                   -------------
CONTAINERS & PACKAGING (1.7%)
Ball Corp.                                                19,400         853,212
Pactiv Corp.*                                             52,300       1,322,667
                                                                   -------------
                                                                       2,175,879
                                                                   -------------
ELECTRIC UTILITIES (4.3%)
Dominion Resources, Inc.                                  19,500       1,320,930
Energy East Corp.                                         35,200         939,136
SCANA Corp.                                               33,700       1,327,780
Sempra Energy                                             23,700         869,316
Westar Energy, Inc.                                       37,300         853,051
                                                                   -------------
                                                                       5,310,213
                                                                   -------------
ELECTRONICS (1.0%)
Cooper Industries Ltd., Class A                           19,100       1,296,699
                                                                   -------------
FINANCIAL SERVICES (2.8%)
Legg Mason, Inc.                                          18,750       1,373,625
Principal Financial Group, Inc.                           31,600       1,293,704
T. Rowe Price Group, Inc.                                 13,500         839,700
                                                                   -------------
                                                                       3,507,029
                                                                   -------------
FOREST PRODUCTS & PAPER (1.1%)
Rayonier, Inc.                                            26,806       1,311,081
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (3.4%)
Coventry Health Care, Inc.*                               42,700       2,266,516
Manor Care, Inc.                                          17,000         602,310
Omnicare, Inc.                                            18,100         626,622
Renal Care Group, Inc.*                                   21,100         759,389
                                                                   -------------
                                                                       4,254,837
                                                                   -------------
HEAVY MACHINERY (1.5%)
Vulcan Materials Co.                                      33,700       1,840,357
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.5%)
American Standard Companies, Inc.*                        15,700         648,724
                                                                   -------------
INDUSTRIAL--DIVERSIFIED (2.2%)
Carlisle Companies, Inc.                                  25,400       1,648,968
Crane Co.                                                 39,000       1,124,760
                                                                   -------------
                                                                       2,773,728
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
INSURANCE (10.7%)
Assurant, Inc.                                            97,000   $   2,963,350
Cincinnati Financial Corp.                                32,725       1,448,409
IPC Holdings, Ltd. (Bermuda)                              44,700       1,944,897
MGIC Investment Corp.                                     23,400       1,612,494
Old Republic International Corp.                          89,200       2,256,760
Partner Re Ltd. (Bermuda)                                 16,200       1,003,428
SAFECO Corp.                                              23,500       1,227,640
Willis Group Holdings Ltd.                                19,600         806,932
                                                                   -------------
                                                                      13,263,910
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (3.9%)
Dex Media, Inc.                                           18,100         451,776
E.W. Scripps Co. (The), Class A                           35,226       1,700,711
Gannett Co., Inc.                                         26,200       2,140,540
Knight-Ridder, Inc.                                        8,400         562,296
                                                                   -------------
                                                                       4,855,323
                                                                   -------------
OIL & GAS (8.5%)
Burlington Resources, Inc.                                41,000       1,783,500
Devon Energy Corp.                                        65,100       2,533,692
Energen Corp.                                              9,100         536,445
Equitable Resources, Inc.                                 10,700         649,062
Kinder Morgan, Inc.                                       47,700       3,488,301
Premcor, Inc.                                             38,500       1,623,545
                                                                   -------------
                                                                      10,614,545
                                                                   -------------
PHARMACEUTICALS (1.2%)
Sigma-Aldrich Corp.                                       24,700       1,493,362
                                                                   -------------
POLLUTION CONTROL (1.6%)
Republic Services, Inc., Class A                          57,500       1,928,550
                                                                   -------------
REAL ESTATE (2.5%)
Brookfield Properties Co. (Canada)                        34,200       1,279,080
Forest City Enterprises, Inc., Class A                     9,600         552,480
PS Business Parks, Inc. (REIT)                            18,300         825,330
Public Storage, Inc. (REIT)                                7,500         418,125
                                                                   -------------
                                                                       3,075,015
                                                                   -------------
RESTAURANTS AND LODGING (2.7%)
Applebee's International, Inc.                            45,200       1,195,540
Choice Hotels International, Inc.                          4,600         266,800
Outback Steakhouse, Inc.                                  41,600       1,904,448
                                                                   -------------
                                                                       3,366,788
                                                                   -------------
RETAILERS (8.0%)
Autozone, Inc.*                                           37,700       3,442,387
Family Dollar Stores, Inc.                                69,000       2,154,870
May Department Stores Co. (The)                           37,000       1,087,800
Tiffany & Co.                                             25,200         805,644
TJX Co., Inc.                                             69,900   $   1,756,587
Tuesday Morning Corp.*                                    25,300         774,939
                                                                   -------------
                                                                      10,022,227
                                                                   -------------
TELECOMMUNICATIONS (3.5%)
ALLTEL Corp.                                              36,200       2,127,112
CenturyTel, Inc.                                          61,700       2,188,499
                                                                   -------------
                                                                       4,315,611
                                                                   -------------
TEXTILES, CLOTHING & FABRICS (5.0%)
Columbia Sportswear Co.*                                  36,100       2,151,921
Mohawk Industries, Inc.*                                  11,600       1,058,500
VF Corp.                                                  55,300       3,062,514
                                                                   -------------
                                                                       6,272,935
                                                                   -------------
TOTAL COMMON STOCKS (COST $107,502,766)                              120,606,214
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (96.8%)
  (COST $107,502,766)                                              $ 120,606,214
OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)                           3,956,921
                                                                   -------------
NET ASSETS (100.0%)                                                $ 124,563,135
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $107,551,369. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  13,137,469
Unrealized losses                                                        (82,624)
                                                                   -------------
  Net unrealized gain                                              $  13,054,845
                                                                   =============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (98.0%)

ADVERTISING (0.5%)
Interpublic Group of Companies, Inc.*                     63,600   $     852,240
Lamar Advertising Co.*                                     8,900         380,742
                                                                   -------------
                                                                       1,232,982
                                                                   -------------
BASIC MATERIALS (4.1%)
Bowater, Inc.                                             48,500       2,132,545
Companhia Vale do Rio Doce
  (CVRD) (ADR) (Brazil)                                   49,900       1,447,599
Du Pont (E.I.) de Nemours & Co.                           28,870       1,416,073
Owens-Illinois, Inc.*                                    174,020       3,941,553
Smurfit-Stone Container Corp.                             43,860         819,305
                                                                   -------------
                                                                       9,757,075
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (0.4%)
SYSCO Corp.                                               24,600         938,982
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (0.7%)
Activision, Inc.*                                         13,300         268,394
Check Point Software
  Technologies Ltd. (Israel)*                             20,000         492,600
Citrix Systems, Inc.*                                     32,000         784,960
                                                                   -------------
                                                                       1,545,954
                                                                   -------------
CONSUMER STAPLES (2.8%)
Avon Products, Inc.                                       25,100         971,370
General Mills, Inc.                                       44,450       2,209,609
PepsiCo, Inc.                                             63,370       3,307,914
                                                                   -------------
                                                                       6,488,893
                                                                   -------------
COSMETICS & PERSONAL CARE (0.9%)
Proctor & Gamble Co.                                      38,500       2,120,580
                                                                   -------------
ENERGY (4.3%)
BJ Services Co.                                           27,650       1,286,831
Cooper Cameron Corp.*                                     37,770       2,032,404
Devon Energy Corp.                                        43,540       1,694,577
GlobalSantaFe Corp.                                       83,147       2,752,997
Noble Corp.*                                              48,130       2,393,986
                                                                   -------------
                                                                      10,160,795
                                                                   -------------
FINANCIAL SERVICES (14.1%)
Allstate Corp.                                            60,470       3,127,508
American Express Co.                                      32,600       1,837,662
American International Group, Inc.                        15,300       1,004,751
Bank of America Corp.                                     35,764       1,680,550
Citigroup, Inc.                                           41,217       1,985,835
Conseco, Inc.*                                           136,230       2,717,789
Freddie Mac                                               39,620       2,919,994
Goldman Sachs Group, Inc.                                  3,400         353,736
Hartford Financial Services
  Group, Inc. (The)                                       32,430   $   2,247,723
J.P. Morgan Chase & Co.                                  113,520       4,428,415
MBNA Corp.                                                24,070         678,533
Mellon Financial Corp.                                   115,460       3,591,961
Merrill Lynch & Co., Inc.                                 55,210       3,299,902
Northern Trust Corp.                                      16,300         791,854
PNC Financial Services Group                              44,200       2,538,848
                                                                   -------------
                                                                      33,205,061
                                                                   -------------
HEALTH CARE (16.1%)
Abbott Laboratories                                       89,540       4,177,041
Amgen, Inc.*                                              22,800       1,462,620
Apria Healthcare Group, Inc.*                             49,300       1,624,435
Elan Corp. PLC (ADR) (Ireland)*                            6,000         163,500
Eli Lilly and Co.                                         17,700       1,004,475
Genentech, Inc.*                                          11,000         598,840
Genzyme Corp.*                                            36,150       2,099,231
Gilead Sciences, Inc.*                                    22,300         780,277
HCA, Inc.                                                 22,400         895,104
Johnson & Johnson                                        109,570       6,948,929
MedImmune, Inc.*                                          72,470       1,964,662
Medtronic, Inc.                                           40,200       1,996,734
Merck & Co., Inc.                                        140,930       4,529,490
Pfizer, Inc.                                               9,438         253,788
Tenet Healthcare Corp.*                                  179,040       1,965,859
Waters Corp.*                                             11,900         556,801
Wyeth                                                    158,500       6,750,515
                                                                   -------------
                                                                      37,772,301
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.5%)
Lowe's Companies, Inc.                                    19,000       1,094,210
                                                                   -------------
INDUSTRIAL GOODS & SERVICES (4.6%)
Cooper Industries Ltd., Class A                           13,000         882,570
Emerson Electric Co.                                       7,900         553,790
General Electric Co.                                     104,490       3,813,885
Illinois Tool Works, Inc.                                  4,500         417,060
Lockheed Martin Corp.                                     57,570       3,198,014
Tyco International Ltd.                                   52,644       1,881,497
                                                                   -------------
                                                                      10,746,816
                                                                   -------------
LEISURE (10.0%)
Carnival Corp. (Panama)                                   23,900       1,377,357
Clear Channel Communications, Inc.                         6,500         217,685
Comcast Corp., Special Class A*                          160,790       5,280,344
Cox Radio, Inc., Class A*                                 13,500         222,480
Entercom Communications Corp.*                             7,200         258,408
IAC/InterActiveCorp*                                      36,400       1,005,368
Mattel, Inc.                                              85,490       1,666,200

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
LEISURE (CONTINUED)
Royal Caribbean Cruises Ltd.                              12,800   $     696,832
Time Warner, Inc.*                                        53,400       1,038,096
Univision Communications, Inc., Class A*                  23,300         681,991
Viacom, Inc., Class B                                    180,881       6,582,260
Walt Disney Co.                                          134,720       3,745,216
Westwood One, Inc.*                                       31,500         848,295
                                                                   -------------
                                                                      23,620,532
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (0.8%)
Grupo Televisa SA (ADR) (Mexico)                          10,400         629,200
News Corp., Inc., Class A*                                67,900       1,267,014
                                                                   -------------
                                                                       1,896,214
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (0.6%)
Fisher Scientific International, Inc.*                    11,500         717,370
Guidant Corp.                                             10,300         742,630
                                                                   -------------
                                                                       1,460,000
                                                                   -------------
MISCELLANEOUS (1.7%)
Accenture Ltd., Class A (Bermuda)*                        66,700       1,800,900
Career Education Corp.*                                    4,100         164,000
Fiserv, Inc.*                                             27,200       1,093,168
Getty Images, Inc.*                                        5,400         371,790
Monster Worldwide, Inc.*                                  19,100         642,524
                                                                   -------------
                                                                       4,072,382
                                                                   -------------
PHARMACEUTICALS (0.7%)
Allergan, Inc.                                             8,800         713,416
ImClone Systems, Inc.*                                    22,400       1,032,192
                                                                   -------------
                                                                       1,745,608
                                                                   -------------
RESTAURANTS AND LODGING (0.1%)
Cheesecake Factory (The), Inc.*                            9,600         311,712
                                                                   -------------
RETAILING (5.7%)
Best Buy Co., Inc.                                        14,800         879,416
CVS Corp.                                                 26,000       1,171,820
Home Depot, Inc.                                          33,560       1,434,354
Hot Topic, Inc.*                                           9,200         158,148
Kohl's Corp.*                                             26,700       1,312,839
Nordstrom, Inc.                                            6,500         303,745
Reebok International Ltd.                                 26,900       1,183,600
Rite Aid Corp.*                                          324,780       1,188,695
Staples, Inc.                                             16,900         569,699
Target Corp.                                              39,900       2,072,007
The Gap, Inc.                                             96,120       2,030,054
Tiffany & Co.                                             10,600         338,882
Wal-Mart Stores, Inc.                                     14,700         776,454
                                                                   -------------
                                                                      13,419,713
                                                                   -------------
TECHNOLOGY (17.9%)
ADTRAN, Inc.                                              19,500   $     373,230
Akamai Technologies, Inc.*                                40,800         531,624
Amdocs Ltd.*                                              28,700         753,375
Amphenol Corp., Class A*                                   9,100         334,334
Analog Devices, Inc.                                      33,100       1,222,052
Applied Materials, Inc.*                                  32,400         554,040
Ascential Software Corp.*                                  7,400         120,694
Cisco Systems, Inc.*                                     183,200       3,535,760
Computer Associates International, Inc.                   67,710       2,103,073
Comverse Technology, Inc.*                                14,600         356,970
Dell, Inc.*                                               77,700       3,274,278
eBay, Inc.*                                                9,600       1,116,288
Electronic Arts, Inc.*                                    17,800       1,097,904
EMC Corp.*                                               102,700       1,527,149
International Business Machines Corp.                     11,500       1,133,670
Kla-Tencor Corp.*                                          8,900         414,562
Linear Technology Corp.                                   10,800         418,608
Marvell Technology Group Ltd. (Bermuda)*                  17,200         610,084
Maxim Intergrated Products, Inc.                           9,800         415,422
Mercury Interactive Corp.*                                38,100       1,735,455
Microsoft Corp.                                          258,820       6,913,082
Network Appliance, Inc.*                                  31,700       1,053,074
Nortel Networks Corp. (Canada)*                        1,176,370       4,105,531
Novellus Systems, Inc.                                    20,400         568,956
Oracle Corp.*                                            128,300       1,760,276
PMC-Sierra, Inc.*                                         75,500         849,375
Seagate Technology, Inc. Escrow*                          64,800               0
Texas Instruments, Inc.                                   23,700         583,494
Veritas Software Corp.*                                   65,000       1,855,750
Xilinx, Inc.                                              33,900       1,005,135
Yahoo! Inc.*                                              47,900       1,804,872
                                                                   -------------
                                                                      42,128,117
                                                                   -------------
TELECOMMUNICATIONS (0.2%)
Ericsson LM (ADR) (Sweden)*                               12,900         406,221
Lucent Technologies, Inc., Warrants,
  Strike @ 2.75, Expires (12/10/07)*                       4,708           7,439
                                                                   -------------
                                                                         413,660
                                                                   -------------
TRANSPORTATION (1.6%)
Expeditors International of
  Washington, Inc.                                         8,400         469,392
FedEx Corp.                                               11,400       1,122,786
Southwest Airlines Co.                                    44,260         720,553
United Parcel Service, Inc., Class B                      16,400       1,401,544
                                                                   -------------
                                                                       3,714,275
                                                                   -------------
UTILITIES & COMMUNICATIONS (9.7%)
America Movil SA de CV - L Shares
  (ADR) (Mexico)                                          21,700       1,135,995
Calpine Corp.*                                           576,860       2,272,828

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
UTILITIES & COMMUNICATIONS (CONTINUED)
Nokia Oyj (ADR) (Finland)                                274,690   $   4,304,392
Sprint Corp.                                             251,470       6,249,030
Verizon Communications, Inc.                             136,390       5,525,159
Vodafone Group PLC (ADR)
  (United Kingdom)                                       122,403       3,351,394
                                                                   -------------
                                                                      22,838,798
                                                                   -------------
TOTAL COMMON STOCKS (COST $199,850,074)                              230,684,660
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (98.0%)
  (COST $199,850,074)                                              $ 230,684,660
OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%)                           4,634,292
                                                                   -------------
NET ASSETS (100.0%)                                                $ 235,318,952
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $203,007,389. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  32,028,207
Unrealized losses                                                     (4,350,936)
                                                                   -------------
  Net unrealized gain                                              $  27,677,271
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (72.9%)

AUTOMOTIVE (0.7%)
SPX Corp.                                                 31,100   $   1,245,865
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (0.6%)
Kellogg Co.                                            1,020,000         991,501
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (0.9%)
Cadence Design Systems, Inc.*                            114,100       1,575,721
                                                                   -------------
COMPUTERS & INFORMATION (3.5%)
Cisco Systems, Inc.*                                     309,500       5,973,350
                                                                   -------------
COSMETICS & PERSONAL CARE (0.7%)
Avon Products, Inc.                                       29,700       1,149,390
                                                                   -------------
ELECTRONIC COMPONENTS (3.3%)
Texas Instruments, Inc.                                  223,100       5,492,722
                                                                   -------------
ELECTRONICS (6.2%)
Flextronics International Ltd.*                          279,000       3,855,780
Freescale Semiconductor Class A*                          26,900         479,358
Intel Corp.                                              177,500       4,151,725
JDS Uniphase Corp.*                                      604,000       1,914,680
                                                                   -------------
                                                                      10,401,543
                                                                   -------------
ENTERTAINMENT & LEISURE (3.4%)
Royal Caribbean Cruises Ltd.                             105,000       5,716,200
                                                                   -------------
FINANCIAL SERVICES (3.6%)
American Express Co.                                      67,000       3,776,790
ChoicePoint, Inc.*                                        49,200       2,262,708
                                                                   -------------
                                                                       6,039,498
                                                                   -------------
FOREST PRODUCTS & PAPER (2.5%)
International Paper Co.                                   99,400       4,174,800
                                                                   -------------
HEAVY MACHINERY (0.1%)
Eaton Corp.                                                1,900         137,484
                                                                   -------------
INSURANCE (11.3%)
Ambac Financial Group, Inc.                               45,000       3,695,850
American International Group, Inc.                        66,000       4,334,220
Conseco, Inc.*                                                 1              20
Conseco, Inc. (144A)*^                                   305,000               0
Hartford Financial Services Group, Inc.
  (The)                                                  100,900       6,993,379
St. Paul Travelers Companies, Inc. (The)                  24,000         889,680
UNUMProvident Corp.                                      173,400       3,110,796
                                                                   -------------
                                                                      19,023,945
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (3.0%)
Direct Group, Inc. (The)*                                296,800       4,968,432
                                                                   -------------
METALS AND MINING (5.9%)
Alcan, Inc. (Canada)                                     104,600   $   5,129,584
Inco Ltd. (Canada)*                                      130,200       4,788,756
                                                                   -------------
                                                                       9,918,340
                                                                   -------------
OIL & GAS (8.5%)
BP PLC (ADR) (United Kingdom)                             66,200       3,866,080
ChevronTexaco Corp.                                       43,800       2,299,938
ConocoPhillips                                            93,600       8,127,288
                                                                   -------------
                                                                      14,293,306
                                                                   -------------
PHARMACEUTICALS (7.7%)
Amgen, Inc.*                                              45,100       2,893,165
Pfizer, Inc.                                             140,500       3,778,045
Sanofi-Synthelabo SA (ADR) (France)                      157,500       6,307,875
                                                                   -------------
                                                                      12,979,085
                                                                   -------------
RETAILERS (8.1%)
Kohl's Corp.*                                             52,000       2,556,840
Office Depot, Inc.*                                      222,000       3,853,920
Wal-Mart Stores, Inc.                                    135,300       7,146,546
                                                                   -------------
                                                                      13,557,306
                                                                   -------------
RETAILING (1.3%)
Tiffany & Co.                                             69,000       2,205,930
                                                                   -------------
TELECOMMUNICATIONS (1.6%)
Motorola, Inc.                                           890,000         908,174
Nokia Oyj (ADR) (Finland)                                111,000       1,739,370
                                                                   -------------
                                                                       2,647,544
                                                                   -------------
TOTAL COMMON STOCKS (COST $109,714,650)                              122,491,962
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CORPORATE DEBT (23.6%)

AEROSPACE & DEFENSE (1.1%)
General Dynamics Corp., 2.125%, 05/15/06           $     930,000         917,014
Northrop Grumman Corp., Senior Note,
  4.079%, 11/16/06                                       990,000       1,000,450
                                                                   -------------
                                                                       1,917,464
                                                                   -------------
AIRLINES (0.6%)
FedEx Corp., 2.650%, 04/01/07                          1,000,000         979,953
                                                                   -------------
AUTOMOTIVE (0.2%)
Ford Motor Co., 7.450%, 07/16/31                         350,000         353,026
                                                                   -------------
BANKING (3.0%)
Citigroup, Inc., 5.000%, 03/06/07                        630,000         650,568
Citigroup, Inc., 6.000%, 02/21/12                        400,000         438,230
J.P. Morgan Chase & Co., 5.250%, 05/30/07              1,080,000       1,123,393

See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
BANKING (CONTINUED)
Keycorp, 2.750%, 02/27/07                          $   1,010,000   $     991,932
U.S. Bank NA, 2.850%, 11/15/06                           960,000         952,344
Wachovia Corp., 4.950%, 11/01/06                         925,000         951,169
                                                                   -------------
                                                                       5,107,636
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (2.3%)
Coca-Cola Enterprises, Inc., 5.250%, 05/15/07            985,000       1,024,528
General Mills, Inc., 2.625%, 10/24/06                  1,010,000         993,258
Kraft Foods, Inc., 4.625%, 11/01/06                    1,090,000       1,112,956
Tyson Foods, Inc., 7.250%, 10/01/06                      640,000         678,815
                                                                   -------------
                                                                       3,809,557
                                                                   -------------
COMMERCIAL SERVICES (0.8%)
Cendant Corp., 6.875%, 08/15/06                          360,000         378,888
International Lease Finance Corp., 4.000%,
  01/17/06                                               950,000         956,400
                                                                   -------------
                                                                       1,335,288
                                                                   -------------
COSMETICS & PERSONAL CARE (0.6%)
Procter & Gamble Co., 3.500%, 12/15/08                 1,005,000       1,000,637
                                                                   -------------
ELECTRIC UTILITIES (0.2%)
Dominion Resources, Inc., Series B, 7.625%,
  07/15/05                                               370,000         378,834
                                                                   -------------
ENTERTAINMENT & LEISURE (0.3%)
Walt Disney Co., 7.300%, 02/08/05                        575,000         577,468
                                                                   -------------
ENVIRONMENTAL CONTROLS (0.2%)
Waste Management, Inc., 6.500%, 11/15/08                 225,000         245,190
                                                                   -------------
FINANCIAL SERVICES (6.8%)
American Express Co., 5.500%, 09/12/06                   935,000         968,810
American Express Credit, 3.000%, 05/16/08                460,000         449,592
Bear Stearns Co., Inc., 6.500%, 05/01/06                 880,000         916,383
Boeing Capital Corp., 6.500%, 02/15/12                   200,000         224,419
CIT Group, Inc., 7.750%, 04/02/12                        450,000         533,425
Conseco Finance Trust II, 0.000%, 11/15/26*            2,345,000               0
Conseco Finance Trust III, 0.000%, 04/01/27*           2,350,000               0
Credit Suisse First Boston, Inc., 5.750%,
  04/15/07                                               860,000         901,893
DaimlerChrysler North America Holding Corp.,
  6.400%, 05/15/06                                       770,000         801,287
Duke Capital LLC, 4.302%, 05/18/06                       860,000         870,669
Ford Motor Credit Co., 6.125%, 01/09/06                  460,000         471,255
General Electric Capital Corp., 5.350%,
  03/30/06                                               560,000         575,110
General Electric Capital Corp., 6.000%,
  06/15/12                                               500,000         545,842
General Motors Acceptance Corp., 6.750%,
  01/15/06                                             1,265,000       1,298,058
Goldman Sachs Group, Inc., 5.700%, 09/01/12        $     600,000   $     637,000
Household Finance Corp., 7.000%, 05/15/12                500,000         571,824
John Deere Capital Corp., 3.125%, 12/15/05               680,000         679,128
Merrill Lynch & Co., 6.150%, 01/26/06                    890,000         916,752
                                                                   -------------
                                                                      11,361,447
                                                                   -------------
FOOD RETAILERS (0.6%)
Safeway, Inc., 6.150%, 03/01/06                          950,000         980,162
                                                                   -------------
FOREST PRODUCTS & PAPER (0.5%)
Weyerhaeuser Co., 5.500%, 03/15/05                       256,000         257,191
Weyerhaeuser Co., 6.000%, 08/01/06                       550,000         571,761
                                                                   -------------
                                                                         828,952
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (1.1%)
News America Holdings, Inc., 9.250%,
  02/01/13                                               200,000         258,132
Time Warner, Inc., 5.625%, 05/01/05                      678,000         684,299
Viacom, Inc., 6.400%, 01/30/06                           890,000         919,878
                                                                   -------------
                                                                       1,862,309
                                                                   -------------
MEDICAL SUPPLIES (0.5%)
Tenet Healthcare Corp., 5.000%, 07/01/07                 825,000         812,625
                                                                   -------------
METALS & MINING (0.6%)
Alcoa Inc., 4.250%, 08/15/07                           1,030,000       1,048,298
                                                                   -------------
OIL & GAS (1.7%)
ChevronTexaco Capital Co., 3.500%, 09/17/07            1,020,000       1,025,183
ConocoPhillips, 3.625%, 10/15/07                         940,000         941,157
Marathon Oil Corp., Note, 5.375%, 06/01/07               890,000         926,005
                                                                   -------------
                                                                       2,892,345
                                                                   -------------
PHARMACEUTICALS (0.5%)
Bristol-Myers Squibb, 4.750%, 10/01/06                   880,000         900,197
                                                                   -------------
RETAILERS (0.3%)
CVS Corp., 3.875%, 11/01/07                              550,000         552,849
                                                                   -------------
TELECOMMUNICATIONS (1.7%)
AT&T Wireless Services, Inc., 7.350%,
  03/01/06                                               720,000         753,430
SBC Communications, Inc., 5.750%, 05/02/06               940,000         970,448
Verizon Global Funding Corp., 6.750%,
  12/01/05                                               560,000         578,250
Verizon Global Funding Corp., 7.375%,
  09/01/12                                               400,000         471,421
                                                                   -------------
                                                                       2,773,549
                                                                   -------------
TOTAL CORPORATE DEBT (COST $39,657,695)                               39,717,786
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.9%)

U.S. TREASURY BONDS & NOTES (0.9%)
US Treasury Note, 1.625%, 03/31/05                 $     285,000   $     284,644
US Treasury Note, 2.625%, 03/15/09                     1,225,000       1,184,088
                                                                   -------------
                                                                       1,468,732
                                                                   -------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,499,590)                                                    1,468,732
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (97.4%)
  (COST $150,871,935)                                              $ 163,678,480
OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%)                           4,293,150
                                                                   -------------
NET ASSETS (100.0%)                                                $ 167,971,630
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $151,480,059. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  13,776,018
Unrealized losses                                                     (1,577,597)
                                                                   -------------
  Net unrealized gain                                              $  12,198,421
                                                                   =============

* Non-income producing security.

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the market value of these securities amounted to $0 or 0.00% of net assets.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING OPPENHEIMER GLOBAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (95.1%)

ADVERTISING (0.5%)
JC Decaux SA (France)*                                   157,707   $   4,606,884
                                                                   -------------
AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)                                          88,800       4,597,176
Empresa Brasileira de Aeronautica SA
  (Embraer) (ADR) (Brazil)                               292,500       9,781,200
Northrop Grumman Corp.                                    80,200       4,359,672
Raytheon Co.                                             183,800       7,136,954
                                                                   -------------
                                                                      25,875,002
                                                                   -------------
APPAREL MANUFACTURERS (0.3%)
Coach, Inc.*                                              53,900       3,039,960
                                                                   -------------
AUTOMOTIVE (0.9%)
Toyota Motor Corp. (Japan)                               211,200       8,668,396
                                                                   -------------
BANKING (6.3%)
Anglo Irish Bank Corp. PLC (Ireland)                     239,084       5,790,344
Australia & New Zealand Banking Group, Ltd.
  (Australia)                                            265,935       4,290,058
Commerce Bancorp, Inc.                                    30,100       1,938,440
HSBC Holdings PLC (United Kingdom)                       590,800      10,080,876
HSBC Holdings PLC, Sponsored ADR
  (United Kingdom)                                           700          59,598
ICICI Bank, Ltd. (ADR) (India)                           377,200       7,600,580
J.P. Morgan Chase & Co.                                  394,400      15,385,544
Northern Trust Corp.                                      63,400       3,079,972
Resona Holdings, Inc. (Japan)*                         1,924,000       3,926,835
Wachovia Corp.                                           190,600      10,025,560
                                                                   -------------
                                                                      62,177,807
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (1.9%)
Altria Group, Inc.                                        42,200       2,578,420
Companhia de Bebidas das Americas
  (AmBev) (ADR) (Brazil)                                 179,200       5,076,736
Diageo PLC (United Kingdom)                              130,310       1,862,038
Fomento Economico Mexicano SA de CV
  (Mexico)                                               906,900       4,762,323
Grupo Modelo SA de CV, Series C
  (Mexico)                                             1,265,100       3,479,990
ITC, Ltd. (India)                                         35,464       1,071,932
                                                                   -------------
                                                                      18,831,439
                                                                   -------------
BIOTECHNOLOGY (0.4%)
Genentech, Inc.*                                          83,600       4,551,184
                                                                   -------------
BUSINESS MACHINES (1.0%)
International Business Machines Corp.                     96,400       9,503,112
                                                                   -------------
BUSINESS SERVICES (1.4%)
Societe Generale Class A (France)                         89,998   $   9,110,143
Symantec Corp.*                                          200,500       5,164,880
                                                                   -------------
                                                                      14,275,023
                                                                   -------------
COMMERCIAL SERVICES (1.5%)
Affymetrix, Inc.*                                        131,000       4,788,050
JGC Corp. (Japan)                                        160,000       1,467,538
Quest Diagnostics, Inc.                                   87,100       8,322,405
                                                                   -------------
                                                                      14,577,993
                                                                   -------------
COMMUNICATIONS (3.3%)
Sirius Satellite Radio, Inc.*                          4,243,000      32,458,950
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (5.8%)
Amadeus Global Travel Distribution - Class A
  (Spain)                                                459,865       4,718,072
BEA Systems, Inc.*                                       441,400       3,910,804
Cadence Design Systems, Inc.*                            283,300       3,912,373
Electronic Arts, Inc.*                                    26,200       1,616,016
IMS Health, Inc.                                         169,300       3,929,453
Infosys Technologies, Ltd. (India)                       234,408      11,293,168
Novell, Inc.*                                            582,500       3,931,875
SAP AG (Germany)                                          53,973       9,571,118
Sun Microsystems, Inc.*                                1,099,200       5,913,696
Trend Micro, Inc. (Japan)                                107,500       5,844,391
Yahoo! Japan Corp. (Japan)*                                  499       2,392,809
                                                                   -------------
                                                                      57,033,775
                                                                   -------------
CONGLOMERATES (0.4%)
Hutchison Whampoa Ltd. (Hong Kong)                       446,000       4,178,586
                                                                   -------------
CONSUMER GOODS AND SERVICES (0.7%)
Gillette Co.                                             164,700       7,375,266
                                                                   -------------
CONSUMER STAPLES (2.9%)
Cadbury Schweppes PLC (United Kingdom)                 1,038,276       9,671,018
Reckitt Benckiser PLC (United Kingdom)                   634,574      19,147,438
                                                                   -------------
                                                                      28,818,456
                                                                   -------------
COSMETICS & PERSONAL CARE (0.9%)
Hindustan Lever, Ltd. (India)                          1,705,584       5,640,081
Shiseido Co., Ltd. (Japan)                               231,000       3,348,697
                                                                   -------------
                                                                       8,988,778
                                                                   -------------
ELECTRIC UTILITIES (0.2%)
Energias de Portugal SA (Portugal)                       847,116       2,567,621
                                                                   -------------
ELECTRONICS (5.7%)
Advanced Micro Devices, Inc.*                            609,700      13,425,594
Altera Corp.*                                             84,100       1,740,870
JDS Uniphase Corp.*                                    1,433,200       4,543,244

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
ELECTRONICS (CONTINUED)
Murata Manufacturing Co., Ltd. (Japan)                    69,900   $   3,916,489
National Semiconductor Corp.                             359,000       6,444,050
Nidec Corp. (Japan)                                       15,300       1,873,496
Nikon Corp. (Japan)                                      382,000       4,737,420
Omron Corp. (Japan)                                       43,400       1,035,793
Sharp Corp. (Japan)                                      255,000       4,175,464
Siemens AG (Germany)                                      59,978       5,078,778
Silicon Laboratories, Inc.*                               49,700       1,754,907
Taiwan Semiconductor Manufacturing Co., Ltd.
  (Taiwan)                                             4,880,000       7,750,816
                                                                   -------------
                                                                      56,476,921
                                                                   -------------
ENERGY (1.4%)
BP PLC (ADR) (United Kingdom)                            128,300       7,492,720
Encana Corp. (Canada)                                    111,900       6,387,615
                                                                   -------------
                                                                      13,880,335
                                                                   -------------
ENTERTAINMENT & LEISURE (0.6%)
International Game Technology                            179,900       6,184,962
                                                                   -------------
FINANCIAL SERVICES (7.2%)
ABN Amro Holdings N.V. (Netherlands)                     361,217       9,573,458
American Express Co.                                     132,900       7,491,573
Berkshire Hathaway, Inc., Class B*                         2,300       6,752,800
Charles Schwab Corp.                                     279,200       3,339,232
Citigroup, Inc.                                           63,600       3,064,248
Credit Saison Co., Ltd. (Japan)                          152,200       5,567,957
Investor AB - Class B (Sweden)                           193,701       2,461,932
LVMH Moet Hennessy Louis Vuitton SA
  (France)                                                34,510       2,643,401
MBNA Corp.                                               304,600       8,586,674
MLP AG (Germany)                                         114,196       2,259,835
Royal Bank of Scotland Group PLC
  (United Kingdom)                                       581,400      19,534,817
                                                                   -------------
                                                                      71,275,927
                                                                   -------------
FOOD RETAILERS (0.3%)
Carrefour SA (France)                                     58,332       2,778,121
                                                                   -------------
HEALTH CARE (5.7%)
Amgen, Inc.*                                             145,500       9,333,825
AstraZeneca PLC (United Kingdom)                          84,328       3,057,565
Chugai Pharmaceutical Co., Ltd. (Japan)                  243,600       4,031,916
Genzyme Corp.*                                            78,500       4,558,495
Novartis AG (Switzerland)                                127,134       6,402,572
Roche Holding AG-Genusss (Switzerland)                    98,266      11,287,243
Sanofi-Synthelabo SA (France)                            219,258      17,529,345
                                                                   -------------
                                                                      56,200,961
                                                                   -------------
HEALTH CARE PROVIDERS (0.3%)
Human Genome Sciences, Inc.*                              96,400   $   1,158,728
Nektar Therapeutics*                                      75,500       1,528,120
                                                                   -------------
                                                                       2,686,848
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Express Scripts, Inc.*                                    51,600       3,944,304
                                                                   -------------
HEAVY MACHINERY (1.0%)
Technip-Coflexip SA (France)                              55,330      10,231,236
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Starbucks Corp.*                                         107,200       6,684,992
                                                                   -------------
INDUSTRIAL GOODS & SERVICES (0.4%)
Lockheed Martin Corp.                                     74,500       4,138,475
                                                                   -------------
INSURANCE (3.5%)
ACE Ltd. (Bermuda)                                       204,300       8,733,825
Aegon N.V. (Netherlands)                                 523,158       7,120,829
Allianz AG (Germany)                                      70,232       9,330,944
Everest Re Group, Ltd. (Bermuda)                          40,600       3,636,136
HSBC Holdings PLC (United Kingdom)                        47,660         803,327
Manulife Financial Corp. (Canada)                        118,300       5,469,493
                                                                   -------------
                                                                      35,094,554
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (4.6%)
Grupo Televisa SA (ADR) (Mexico)                         130,500       7,895,250
Pearson PLC (United Kingdom)                             615,799       7,419,452
Reed Elsevier PLC (United Kingdom)                       452,428       4,172,108
Singapore Press Holdings, Ltd. (Singapore)             1,748,000       4,921,396
Television Broadcasts, Ltd. (Hong Kong)                1,498,000       6,966,943
Television Francaise (France)                            113,733       3,703,723
Wolters Kluwer N.V. (Netherlands)                        231,451       4,636,708
ZEE Telefilms, Ltd. (India)                            1,521,676       5,999,741
                                                                   -------------
                                                                      45,715,321
                                                                   -------------
MEDIA & COMMUNICATIONS (0.4%)
WPP Group PLC (United Kingdom)                           345,540       3,790,709
                                                                   -------------
MEDICAL & BIO-TECHNOLOGY (0.6%)
Hoya Corp. (Japan)                                        22,700       2,565,056
Keyence Corp. (Japan)                                     15,800       3,549,059
                                                                   -------------
                                                                       6,114,115
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (1.2%)
Applera Corp. - Applied Biosystems Group                 155,200       3,245,232
Smith & Nephew PLC (United Kingdom)                      805,406       8,244,722
                                                                   -------------
                                                                      11,489,954
                                                                   -------------
MEDICAL SUPPLIES (0.9%)
Boots Group PLC (United Kingdom)                         325,129       4,085,798

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
MEDICAL SUPPLIES (CONTINUED)
Cie Generale D'Optique Essilor International
  SA (France)                                             56,735   $   4,453,468
                                                                   -------------
                                                                       8,539,266
                                                                   -------------
OIL & GAS (6.1%)
Burlington Resources, Inc.                               105,200       4,576,200
ChevronTexaco Corp.                                      147,700       7,755,727
ENI SpA (Italy)                                          173,201       4,341,355
Fortum Oyj (Finland)                                      81,200       1,499,081
GAIL India, Ltd. (India)                                 109,468         583,147
GlobalSantaFe Corp.                                      282,700       9,360,197
Hongkong & China Gas Co., Ltd.
  (Hong Kong)                                          2,563,000       5,298,360
Husky Energy, Inc. (Canada)                              320,100       9,149,531
Oil & Natural Gas Corp., Ltd. (India)                     61,591       1,162,584
Total SA (France)                                         18,511       4,053,995
Transocean, Inc.*                                        288,500      12,229,515
                                                                   -------------
                                                                      60,009,692
                                                                   -------------
PHARMACEUTICALS (2.8%)
Eli Lilly and Co.                                         50,900       2,888,575
Gilead Sciences, Inc.*                                   221,200       7,739,788
Millennium Pharmaceuticals, Inc.*                         96,200       1,165,944
Pfizer, Inc.                                             210,700       5,665,723
Schering-Plough Corp.                                    246,900       5,155,272
Shionogi & Co., Ltd. (Japan)                             402,000       5,572,033
                                                                   -------------
                                                                      28,187,335
                                                                   -------------
REAL ESTATE (0.4%)
3i Group PLC (United Kingdom)                            287,128       3,663,267
                                                                   -------------
RETAILERS (2.2%)
Amazon.com, Inc.*                                         88,600       3,924,094
Dixons Group PLC (United Kingdom)                      2,848,440       8,296,406
Radioshack Corp.                                         100,800       3,314,304
Seven-Eleven Japan Co., Ltd. (Japan)                     101,600       3,207,063
The Gap, Inc.                                            167,100       3,529,152
                                                                   -------------
                                                                      22,271,019
                                                                   -------------
RETAILING (2.8%)
Circuit City Stores, Inc.                                402,700       6,298,228
Hennes & Maurtiz AB, B Shares (Sweden)                   622,050      21,634,078
                                                                   -------------
                                                                      27,932,306
                                                                   -------------
TECHNOLOGY (4.5%)
Canon, Inc. (Japan)                                       67,500       3,665,847
Cisco Systems, Inc.*                                     295,100       5,695,430
Ericsson LM, B Shares (Sweden)*                        6,968,800      21,943,791
Red Hat, Inc.*                                           127,700       1,704,795
Samsung Electronics Co., Ltd. (South Korea)               19,940       8,663,948
Veritas Software Corp.*                                   99,200       2,832,160
                                                                   -------------
                                                                      44,505,971
                                                                   -------------
TELECOMMUNICATIONS (6.3%)
Alcatel SA (France)*                                     332,655   $   5,183,081
Corning, Inc.*                                           396,000       4,660,920
France Telecom SA (France)                               289,129       9,552,365
Hutchison Telecommunications
  International, Ltd. (Hong Kong)*                         6,000           5,404
Juniper Networks, Inc.*                                  135,700       3,689,683
KDDI Corp. (Japan)                                         2,730      14,725,657
QUALCOMM, Inc.                                           218,300       9,255,920
Scientific-Atlanta, Inc.                                  99,600       3,287,796
SK Telecom Co., Ltd. (South Korea)                       274,000       6,096,500
Tandberg ASA (Norway)                                    450,000       5,594,300
                                                                   -------------
                                                                      62,051,626
                                                                   -------------
TRANSPORTATION (0.5%)
Hyundai Heavy Industries Co., Ltd.
  (South Korea)*                                         109,430       3,634,655
Peninsular and Oriental Steam Navigation Co.
  (The) (United Kingdom)                                 176,323       1,007,278
                                                                   -------------
                                                                       4,641,933
                                                                   -------------
UTILITIES & COMMUNICATIONS (3.6%)
Vodafone Group PLC (United Kingdom)                   12,996,875      35,376,951
                                                                   -------------
TOTAL COMMON STOCKS (COST $921,060,932)                              941,395,333
                                                                   -------------
PREFERRED STOCKS (1.2%)

AUTOS & HOUSING (0.5%)
Porsche AG (Germany)                                       7,274       4,634,854
                                                                   -------------
COMMUNICATIONS (0.7%)
Tele Norte Leste Participacoes SA (Brazil)               441,300       7,395,597
                                                                   -------------
TOTAL PREFERRED STOCKS (COST $11,490,386)                             12,030,451
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (96.3%)
  (COST $932,551,318)                                              $ 953,425,784
OTHER ASSETS IN EXCESS OF LIABILITIES (3.7%)                          36,623,113
                                                                   -------------
NET ASSETS (100.0%)                                                $ 990,048,897
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $932,804,599. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  31,028,844
Unrealized losses                                                    (10,407,659)
                                                                   -------------
  Net unrealized gain                                              $  20,621,185
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PREFERRED STOCKS (0.3%)

BANKING (0.2%)
Chevy Chase Bank FSB Preferred                            10,050   $     291,450
                                                                   -------------
FINANCIAL SERVICES (0.1%)
Chevy Chase Preferred Capital Corp.
  Preferred                                                2,850         164,616
                                                                   -------------
TOTAL PREFERRED STOCKS (COST $452,863)                                   456,066
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CORPORATE DEBT (12.7%)

AUTOMOTIVE (0.3%)
Goodyear Tire & Rubber Co. (The), Note,
  8.500%, 03/15/07                                 $     105,000         112,875
TRW Automotive, Inc., Note, 10.125%,
  02/15/13                                               205,000         331,577
                                                                   -------------
                                                                         444,452
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (0.2%)
Del Monte Corp., Senior Subordinated
  Note, 8.625%, 12/15/12                                 160,000         180,000
Del Monte Corp., Senior Subordinated
  Note, 9.250%, 05/15/11                                  50,000          55,000
                                                                   -------------
                                                                         235,000
                                                                   -------------
COMMERCIAL SERVICES (0.0%)
US Oncology, Inc., Senior Note (144A),
  9.000%, 08/15/12^                                       55,000          61,737
                                                                   -------------
COMMUNICATIONS (0.2%)
Rogers Wireless Communications, Inc.,
  Senior Secured Note (144A),
  5.525%, 12/15/10 (Canada)^                             365,000         384,162
                                                                   -------------
ELECTRIC UTILITIES (0.4%)
CMS Energy Corp., Senior Note, 7.500%,
  01/15/09                                               105,000         112,350
Reliant Energy, Inc., Senior Secured Note,
  9.500%, 07/15/13                                       415,000         473,619
                                                                   -------------
                                                                         585,969
                                                                   -------------
ELECTRONICS (0.3%)
Freescale Semiconductor, Inc., Senior Note,
  6.875%, 07/15/11                                       210,000         226,275
Freescale Semiconductor, Inc., Senior Note,
  7.125%, 07/15/14                                       210,000         228,900
                                                                   -------------
                                                                         455,175
                                                                   -------------
ENTERTAINMENT & LEISURE (0.1%)
AMC Entertainment, Inc., Senior
  Subordinated Note, 9.875%, 02/01/12                    210,000         229,950
                                                                   -------------
FINANCIAL SERVICES (6.3%)
Dow Jones CDX NA HY, Series 3-1,
  Note (144A), 7.750%, 12/29/09^                   $  10,000,000   $  10,293,750
General Electric Capital Corp., Note, (MTN),
  1.400%, 11/02/06                                    22,000,000         219,414
Tengizchevroil Finance Co S.ar.1, Series A,
  Guaranteed Note (144A), 6.124%,
  11/15/14 (Kazakhstan)^                                 105,000         105,787
                                                                   -------------
                                                                      10,618,951
                                                                   -------------
FOREST PRODUCTS & PAPER (0.1%)
Boise Cascade LLC, Senior Note (144A),
  5.005%, 10/15/12^                                       55,000          57,337
Boise Cascade LLC, Senior Subordinated
  Note (144A), 7.125%, 10/15/14^                         105,000         111,562
                                                                   -------------
                                                                         168,899
                                                                   -------------
HEALTH CARE PROVIDERS (0.1%)
Genesis HealthCare Corp., Senior
  Subordinated Note, 8.000%, 10/15/13                    100,000         109,000
Vicar Operating, Inc., Senior Subordinated
  Note, 9.875%, 12/01/09                                 100,000         110,000
                                                                   -------------
                                                                         219,000
                                                                   -------------
HEAVY CONSTRUCTION (0.0%)
KB Home, Note, 5.750%, 02/01/14                           55,000          54,725
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.1%)
DR Horton, Inc., Senior Note, 4.875%,
  01/15/10                                               155,000         155,000
                                                                   -------------
HOUSEHOLD PRODUCTS (1.2%)
Owens-Brockway, Guaranteed Senior
  Secured Note, 7.750%, 05/15/11                         155,000         168,563
Owens-Brockway, Note (144A), 6.750%,
  12/01/14^                                              150,000         214,584
Owens-Brockway, Senior Secured Note,
  8.875%, 02/15/09                                       260,000         283,725
Owens-Illinois, Inc., Senior Note, 7.350%,
  05/15/08                                               990,000       1,044,450
Owens-Illinois, Inc., Senior Note, 8.100%,
  05/15/07                                               270,000         288,900
                                                                   -------------
                                                                       2,000,222
                                                                   -------------
INSURANCE (0.2%)
Americo Life, Inc., Senior Note (144A),
  7.875%, 05/01/13^                                      315,000         327,258
                                                                   -------------
LODGING (0.4%)
ITT Corp., Note, 6.750%, 11/15/05                        700,000         722,750
                                                                   -------------

See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
MEDIA--BROADCASTING & PUBLISHING (0.4%)
Dex Media East LLC, Senior Subordinated
  Note, 12.125%, 11/15/12                          $     100,000   $     122,375
Dex Media West LLC, Series B, Senior
  Subordinated Note, 9.875%, 08/15/13                    105,000         121,538
Dex Media, Inc., Note, 8.000%, 11/15/13                  105,000         114,188
Telenet Communications NV, Note (144A),
  9.000%, 12/15/13 (Belgium)^                            215,000         327,295
                                                                   -------------
                                                                         685,396
                                                                   -------------
MEDICAL SUPPLIES (0.0%)
Fresenius Medical Care Capital Trust IV, Note,
  7.875%, 06/15/11                                        55,000          61,600
                                                                   -------------
MORTGAGE BACKED (0.1%)
Banc of America Commercial Mortgage, Inc.,
  Series 2004-6, Class A3, 4.512%, 12/10/42              100,000          99,903
                                                                   -------------
OIL & GAS (0.3%)
El Paso CGP Co., Senior Note, 7.625%,
  09/01/08                                               320,000         336,000
El Paso Corp., Note, 7.875%, 06/15/12                    105,000         110,381
Forest Oil Corp., Senior Note, 8.000%,
  12/15/11                                                55,000          63,113
                                                                   -------------
                                                                         509,494
                                                                   -------------
PHARMACEUTICALS (0.2%)
Fresenius Finance BV, Note (144A), 7.750%,
  04/30/09 (Netherlands)^                                210,000         314,689
                                                                   -------------
RETAILERS (0.0%)
Rite Aid Corp. Senior Note, 7.625%,
  04/15/05                                                55,000          55,825
                                                                   -------------
TELECOMMUNICATIONS (0.3%)
Nextel Communications, Inc., Senior Note,
  6.875%, 10/31/13                                       315,000         343,350
Nextel Communications, Inc., Senior Note,
  7.375%, 08/01/15                                       110,000         121,550
                                                                   -------------
                                                                         464,900
                                                                   -------------
TRANSPORTATION (0.1%)
Royal Caribbean Cruises, Ltd., Senior Note,
  6.875%, 12/01/13 (Liberia)                             155,000         168,175
                                                                   -------------
UTILITIES--ELECTRIC (1.4%)
Tennessee Valley Authority, Series A,
  6.790%, 05/23/12                                     2,000,000       2,306,328
                                                                   -------------
TOTAL CORPORATE DEBT (COST $21,276,561)                               21,329,560
                                                                   -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.9%)

MORTGAGE BACKED (8.6%)
FHLMC, Series 2134, Class SB, 5.298%,
  03/15/29                                         $   1,734,724   $     158,893
FNMA, 6.500%, 12/01/28                                   291,364         306,266
FNMA, 7.000%, 06/01/28                                 1,041,906       1,109,360
FNMA (TBA), 5.000%, 01/01/20                             541,000         549,622
FNMA (TBA), 5.000%, 01/01/35                           1,956,000       1,940,720
FNMA (TBA), 5.500%, 01/01/33                           2,925,000       2,969,788
FNMA (TBA), 6.000%, 01/01/35                           2,429,000       2,511,737
FNMA (TBA), 6.500%, 01/01/35                           2,214,000       2,321,932
FNMA (TBA), 7.000%, 01/01/35                           2,191,000       2,321,776
FNMA, Series 333, Class IO, 5.500%,
  03/01/33                                               653,784         141,394
                                                                   -------------
                                                                      14,331,488
                                                                   -------------
U.S. GOVERNMENT (4.0%)
FHLB, 3.125%, 09/15/06                                   550,000         549,652
FHLMC, 4.875%, 03/15/07                                  700,000         723,131
FHLMC, 6.625%, 09/15/09                                1,000,000       1,119,480
FNMA, 3.250%, 11/15/07                                   780,000         776,090
FNMA, 4.500%, 01/01/20                                   770,000         767,594
FNMA, 5.250%, 01/15/09                                 2,380,000       2,514,846
FNMA, 7.250%, 05/15/30                                   230,000         295,024
                                                                   -------------
                                                                       6,745,817
                                                                   -------------
U.S. TREASURY BONDS & NOTES (4.3%)
U.S. Treasury Bond, 5.375%, 02/15/31                     335,000         362,350
U.S. Treasury Bond, 6.250%, 08/15/23                     915,000       1,071,515
U.S. Treasury Bond, 7.250%, 05/15/16                     900,000       1,126,829
U.S. Treasury Note, 2.625%, 11/15/06                     650,000         645,405
U.S. Treasury Note, 3.000%, 02/15/08                   2,315,000       2,296,825
U.S. Treasury Note, 5.750%, 08/15/10                   1,575,000       1,734,532
                                                                   -------------
                                                                       7,237,456
                                                                   -------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $28,254,092)                                                  28,314,761
                                                                   -------------
SOVEREIGN DEBT OBLIGATIONS (29.5%)

ARGENTINA (0.6%)
Argentine Republic, 1.980%, 08/03/12                   1,280,000       1,095,506
                                                                   -------------
AUSTRALIA (0.9%)
Queensland Treasury Corp., 6.000%,
  07/14/09                                             1,900,000       1,522,884
                                                                   -------------
AUSTRIA (1.0%)
Republic of Austria, 5.000%, 07/15/12                  1,160,000       1,740,233
                                                                   -------------
BELGIUM (1.4%)
Kingdom of Belgium, 5.000%, 09/28/11                   1,560,000       2,334,552
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
BRAZIL (1.9%)
Brazil, C Bond, 8.000%, 04/15/14                   $   3,097,281   $   3,189,540
                                                                   -------------
BULGARIA (0.3%)
Republic of Bulgaria, Reg S, 8.250%, 01/15/15            405,000         510,259
                                                                   -------------
CHINA (0.1%)
People's Republic of China, 4.750%, 10/08/14             155,000         151,826
                                                                   -------------
COLOMBIA (0.4%)
Republic of Colombia, 8.250%, 12/22/14                   600,000         633,000
Republic of Colombia, 10.750%, 01/15/13                   20,000          24,000
                                                                   -------------
                                                                         657,000
                                                                   -------------
DENMARK (0.3%)
Kingdom of Denmark, 4.000%, 08/15/08                   2,700,000         511,809
                                                                   -------------
ECUADOR (0.3%)
Republic of Ecuador, 8.000%, 08/15/30                    580,000         502,425
                                                                   -------------
FINLAND (0.1%)
Republic of Finland, 5.375%, 07/04/13                    105,000         162,103
                                                                   -------------
FRANCE (2.0%)
French Republic, 4.000%, 10/25/13                      2,355,000       3,301,831
                                                                   -------------
GERMANY (5.0%)
Republic of Germany, 5.000%, 07/04/11                  5,645,000       8,433,814
                                                                   -------------
GREECE (1.1%)
Hellenic Republic, 5.350%, 05/18/11                    1,205,000       1,821,475
                                                                   -------------
IRELAND (0.2%)
Ireland Government, 3.250%, 04/18/09                     265,000         364,510
                                                                   -------------
ITALY (1.6%)
Italian Republic, 5.000%, 10/15/07                     1,830,000       2,642,397
                                                                   -------------
JAPAN (1.6%)
Japan Government, 40.000%, 06/20/06                  280,000,000       2,747,083
                                                                   -------------
MEXICO (0.7%)
United Mexican States, 4.625%, 10/08/08                  365,000         370,019
United Mexican States, 6.625%, 03/03/15                  670,000         721,255
United Mexican States, 8.300%, 08/15/31                   50,000          58,725
                                                                   -------------
                                                                       1,149,999
                                                                   -------------
NETHERLANDS (0.6%)
Kingdom of the Netherlands, 5.000%, 07/15/11             650,000         973,433
                                                                   -------------
NEW ZEALAND (0.1%)
New Zealand Government, 7.000%, 07/15/09                 200,000         149,906
                                                                   -------------
PANAMA (0.4%)
Republic of Panama, 7.250%, 03/15/15               $     560,000   $     585,200
Republic of Panama, 10.750%, 05/15/20                     20,000          26,100
                                                                   -------------
                                                                         611,300
                                                                   -------------
PERU (0.5%)
Republic of Peru, 9.875%, 02/06/15                       635,000         781,050
                                                                   -------------
PHILLIPINES (0.5%)
Republic of the Philippines, 8.875%, 03/17/15            885,000         887,212
                                                                   -------------
PORTUGAL (0.7%)
Portuguese Republic, 5.850%, 05/20/10                    810,000       1,247,026
                                                                   -------------
RUSSIA (1.6%)
Russian Federation, 5.000%, 03/31/30                     140,000         144,956
Russian Federation, Reg S, 5.000%, 03/31/30            2,400,000       2,484,960
                                                                   -------------
                                                                       2,629,916
                                                                   -------------
SPAIN (1.7%)
Kingdom of Spain, 5.350%, 10/31/11                     1,835,000       2,800,504
                                                                   -------------
SWEDEN (0.2%)
Kingdom of Sweden, 5.000%, 01/28/09                    2,200,000         354,308
                                                                   -------------
TURKEY (0.5%)
Republic of Turkey, 11.875%, 01/15/30                    625,000         903,125
                                                                   -------------
UKRAINE (0.4%)
Ukraine Government, Reg S, 7.650%, 06/11/13              690,000         739,507
                                                                   -------------
UNITED KINGDOM (2.0%)
Treasury Bond, 4.000%, 03/07/09                        1,750,000       3,300,261
                                                                   -------------
VIRGINIA (0.8%)
Republic of Venezuela, 9.250%, 09/15/27                1,225,000       1,295,437
                                                                   -------------
TOTAL SOVEREIGN DEBT OBLIGATIONS
  (COST $48,894,756)                                                  49,512,231
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (59.4%)
  (COST $98,878,272)                                               $  99,612,618
OTHER ASSETS IN EXCESS OF LIABILITIES (40.6%)                         68,161,542
                                                                   -------------
NET ASSETS (100.0%)                                                $ 167,774,160
                                                                   =============

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $98,879,260. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $     822,216
Unrealized losses                                                        (88,858)
                                                                   -------------
  Net unrealized gain                                              $     733,358
                                                                   =============

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the market value of these securities amounted to $12,198,161 or 7.27% of net assets.

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Corporation

MTN Medium Term Note

TBA To Be Announced.

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PREFERRED STOCKS (0.5%)

U.S. GOVERNMENT AGENCY SECURITIES (0.5%)
FNMA                                                      15,063   $     857,650
                                                                   -------------
TOTAL PREFERRED STOCKS (COST $753,150)                                   857,650
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CORPORATE DEBT (16.1%)

AUTOMOTIVE (0.0%)
General Motors Corp., 8.250%, 07/15/23             $     100,000         104,458
                                                                   -------------
COMMUNICATIONS (0.8%)
SBC Communications, Inc., 4.206%, 06/05/21             1,000,000       1,005,854
SBC Communications, Inc., Global Note,
  4.125%, 09/15/09                                       400,000         399,692
                                                                   -------------
                                                                       1,405,546
                                                                   -------------
ELECTRIC UTILITIES (0.8%)
Columbus Southern Power Co., Series D,
  6.600%, 03/01/33                                       300,000         336,738
Entergy Gulf States, 3.600%, 06/01/08                    100,000          98,458
PG&E Corp., 1.810%, 04/03/06                             688,000         688,616
TXU Energy Co. LLC (144A), 2.380%, 01/17/06^             300,000         300,913
                                                                   -------------
                                                                       1,424,725
                                                                   -------------
ENTERTAINMENT & LEISURE (0.2%)
Harrahs Operating Co., Inc., 7.875%, 12/15/05            300,000         312,750
                                                                   -------------
FINANCIAL SERVICES (4.2%)
Banc of America Large Loan,
  Series 2003-BBA2, Class A2 (144A),
  2.070%, 11/15/15^                                      800,000         801,388
Bank One Issuance Trust, Series 2003-A2,
  Class A2, 1.810%, 10/15/08                             700,000         700,831
CIT Group, Inc., 7.750%, 04/02/12                        150,000         177,808
Citigroup, Inc., 5.625%, 08/27/12                        100,000         106,660
General Motors Acceptance Corp., 8.000%,
  11/01/31                                               200,000         206,152
Goldman Sachs Group, Inc., 1.963%, 07/23/09              700,000         703,218
Morgan Stanley, 5.300%, 03/01/13                         100,000         103,142
Morgan Stanley ABS Capital I,
  Series 2004-HE1, Class A3, 1.250%, 01/25/34            381,925         382,214
Morgan Stanley ABS Capital I,
  Series 2004-HE2, Class A3, 1.230%, 03/25/34            460,928         461,206
Navistar Financial Corp. Owner Trust,
  Series 2003-B, Class A2, 1.690%, 09/15/06              238,224         237,745
Nissan Auto Lease Trust, Series 2003-A,
  Class A2, 1.690%, 12/15/05                              38,893          38,893
SLMA, Series 2004-10, Class A1, 1.920%,
  07/27/09                                               800,000         800,484
Smurfit Capital Funding PLC, 6.750%,
  11/20/05 (Ireland)                               $     300,000   $     307,500
Washington Mutual, Series 2002-AR2, Class A,
  3.159%, 02/27/34                                       118,250         118,520
Washington Mutual, Series 2003-R1, Class A1,
  2.110%, 12/25/27                                     1,072,247       1,071,755
Washington Mutual, Series 2005-AR1,
  Class A1A, 1.000%, 01/25/35                            900,000         900,563
Wells Fargo Home Equity Trust, Series 2004-2,
  Class A31, 1.000%, 09/25/34                            620,339         620,788
                                                                   -------------
                                                                       7,738,867
                                                                   -------------
MORTGAGE BACKED (9.6%)
Ameriquest Mortgage Securities, Inc.,
  Series 2001-1, Class A, 1.590%, 06/25/31                45,129          45,177
Ameriquest Mortgage Securities, Inc.,
  Series 2003-1, Class A2, 1.551%, 02/25/33              105,846         106,122
Bank of America Mortgage Securities,
  Series 2003-10, Class 1A6, 1.750%, 01/25/34            472,974         474,146
Bear Stearns Adjustable Rate Mortgage Trust,
  Series 2002-5, Class 6A, 5.981%, 06/25/32               49,430          50,152
Bear Sterns Commercial Mortgage Securities,
  Series 2004-ESA, Class A1, 1.978%, 05/14/16            700,000         700,924
Chase Credit Card Master Trust, Series 2002-2,
  Class A, 1.810%, 07/16/07                              700,000         700,538
Chase Funding Mortgage Loan, Series 1999-3,
  Class IIA1, 1.471%, 09/25/29                           238,224         238,437
Citibank Omni - S Master Trust, Series 2002-4,
  Class A, 1.250%, 08/18/09                              700,000         700,963
Citibank Omni - S Master Trust, Series 2002-5,
  Class A, 2.140%, 11/17/09                              700,000         700,927
Citifinancial Mortgage Securities, Inc.,
  Series 2003-2, Class AV2, 2.150%, 05/25/33             428,966         429,787
Countrywide Asset Backed Certificates,
  Series 2004-5, Class 4A1, 1.210%, 08/25/23             385,408         385,656
Countrywide Asset-Backed Certificates,
  Series 2004-11, Class A1, 2.150%, 09/25/21             775,151         775,151
Countrywide Asset-Backed Certificates,
  Series 2004-13, Class AV1, 2.543%,
  12/25/34                                               900,000         900,704
Countrywide Asset-Backed Certificates,
  Series 2004-6, Class 2A1, 1.530%, 10/25/21             698,348         698,797
Countrywide Home Loan Mortgage Pass
  Through Trust, Series 2005-2,
  Class 2A1, 0.000%, 01/31/35                            900,000         900,422
Countrywide Home Loans, Series 2004-12,
  Class 14A2, 1.380%, 08/25/34                           524,879         523,764
Credit Suisse First Boston Mortgage
  Securities Corp., Series 2002-26,
  Class 2A1, 5.750%, 09/22/17                            469,475         480,207

See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
MORTGAGE BACKED (CONTINUED)
First Franklin Mortgage Loan Asset Backed
  Certificates, Series 2004-FF,
  Class A2, 2.508%, 03/25/34                       $     663,576   $     663,971
Fremont Home Loan Trust, Series 2004-B,
  Class 2A1, 1.200%, 05/24/34                            207,607         207,740
GSAMP Trust, Series 2004-NC2, Class A2A,
  2.020%, 10/01/34                                       670,306         670,897
GSR Mortgage Loan Trust, Series 2003-2F,
  Class 3A1, 6.000%, 03/25/32                             45,875          46,235
GSR Mortgage Loan Trust, Series, 2004-7,
  Class 1A1, 3.492%, 06/01/34                            599,634         591,633
Home Equity Mortgage Trust, Series 2003-4,
  Class A1, 1.490%, 07/25/33                             109,422         109,540
Homestar Mortgage Acceptance Corp.,
  Series 2004-4, Class A1, 1.790%, 01/25/22              605,184         605,375
Household Home Equity Loan Trust,
  Series 2003-1, Class A, 1.450%, 10/20/32               203,825         204,144
Long Beach Mortgage Loan Trust,
  Series 2003-2, Class AV, 1.620%, 06/25/33              208,895         209,251
Long Beach Mortgage Loan Trust,
  Series 2004-A, Class A, 1.990%, 02/25/24               487,701         488,126
Master Asset Backed Securities Trust,
  Series 2004-WMC1, Class A4, 1.940%,
  02/25/34                                                52,329          52,363
New Century Home Equity Loan Trust,
  Series 2003-5, Class AI1, (FRN),
  2.351%,11/25/33                                        187,833         187,932
Option One Mortgage Loan Trust,
  Series 2004-2, Class A2, 1.725%, 05/25/34               54,220          54,253
Quest Trust, Series 2004-X2, Class A1,
  1.291%, 06/25/34                                       498,241         498,047
Residental Asset Securities Corp.,
  Series 2001-KS3, Class AII,
  1.330%, 09/25/31                                       164,427         164,677
Residental Asset Securities Corp.,
  Series 2004-KS6, A2B1, 1.220%, 04/25/13                472,451         472,755
Residential Accredit Loans, Inc.,
  Series 2003-QS6, Class A7, 1.500%,
  03/25/33                                               436,489         436,864
Residential Asset Mortgage Products, Inc.,
  Series 2003-RZ4, Class A1, 2.083%,
  06/25/24                                               258,272         258,495
Residential Asset Mortgage Products, Inc.,
  Series 2004-RS8, Class AII1, 1.740%,
  04/25/26                                               630,097         630,434
Residential Asset Securities Corp.,
  Series 2004-KS2, Class AIIB1, 1.210%,
  06/25/25                                               336,699         336,915
Residential Asset Securitization Trust,
  Series 2003-A4, Class A3, 1.850%,
  05/25/33                                         $     524,072   $     525,153
Residential Funding Mortgage Securities, Inc.
  Series 2003-S9, Class A1, 6.500%, 03/25/32              95,787          98,669
Saxon Asset Securities Trust, Series 2002-3,
  Class AV, 1.700%, 12/25/32                             118,317         118,559
Sequoia Mortgage Trust, Series 2003-4,
  Class 2A1, 1.520%, 07/20/33                            864,619         851,787
Structured Asset Securities Corp., Series
  2003-BC1, Class A, 1.600%, 05/25/32                    165,583         166,063
                                                                   -------------
                                                                      17,461,752
                                                                   -------------
OIL & GAS (0.3%)
El Paso Corp., 7.750%, 01/15/32                          200,000         192,500
Pemex Project Funding Master Trust, 8.625%,
  02/01/22                                               200,000         233,200
Petro Mexicanos, 9.250%, 03/30/18 (Mexico)               100,000         124,250
                                                                   -------------
                                                                         549,950
                                                                   -------------
TELECOMMUNICATIONS (0.2%)
AT&T Corp., 7.300%, 11/15/11                              50,000          57,812
AT&T Wireless Services, Inc., 7.875%,
  03/01/11                                                30,000          35,403
Qwest Corp. (144A), 8.875%, 03/15/12^                    200,000         232,000
                                                                   -------------
                                                                         325,215
                                                                   -------------
TOTAL CORPORATE DEBT (COST $29,193,411)                               29,323,263
                                                                   -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (52.7%)

MORTGAGE BACKED (27.2%)
FHLMC TBA, 5.000%, 01/14/35                            1,500,000       1,489,688
FHLMC TBA, 5.500%, 01/01/35                            4,500,000       4,571,721
FHLMC, Pool C90676, 5.500%, 05/01/23                     638,893         653,823
FHLMC, Pool C90678, 6.000%, 03/01/23                   1,415,379       1,471,593
FHLMC, Pool D95122, 6.000%, 02/01/22                      59,227          61,625
FHLMC, Pool D95897, 5.500%, 03/01/23                     273,115         279,497
FHLMC, Pool E91947, 6.000%, 10/01/17                      14,146          14,822
FHLMC, Pool M90747, 5.500%, 08/01/07                      62,352          63,922
FHLMC, Series 1585, Class J, 6.500%, 10/15/22            204,452         205,159
FHLMC, Series 2259, Class PB, 5.500%,
  08/15/30                                               272,730         272,092
FHLMC, Series 2423, Class KA, 6.000%,
  01/15/20                                                56,085          56,184
FHLMC, Series 2461, Class FA, 1.500%,
  05/15/29                                               148,366         148,450
FHLMC, Series 2495, Class UJ, 3.500%,
  07/15/32                                                84,742          83,868
FHLMC, Series 2514, Class UB, 4.000%,
  12/15/12                                               268,850         269,255

                                              See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
MORTGAGE BACKED (CONTINUED)
FHLMC, Series 2518, Class KB, 5.000%,
  09/15/16                                         $     191,110   $     194,317
FHLMC, Series 2673, Class MA, 5.500%,
  11/15/18                                             1,628,432       1,658,013
FHLMC, Series 2681, Class AP, 2.750%,
  02/15/12                                             1,800,000       1,792,897
FHLMC, Series 27, Class FC, 2.625%, 03/25/24             683,889         702,687
FHLMC, Series 2794, Class JT, 6.000%,
  10/15/32                                               962,327         977,882
FHLMC, Series 31, Class D, 0.000%, 04/25/24              573,109         567,395
FHLMC, Series T-59, Class1A3, 7.500%,
  10/25/43                                               306,374         329,410
FNMA, 5.000%, 04/01/34                                   496,493         493,015
FNMA (TBA), 5.000%, 01/01/20                           3,500,000       3,555,783
FNMA (TBA), 5.000%, 01/01/35                           4,500,000       4,464,846
FNMA (TBA), 5.500%, 01/01/33                           9,000,000       9,137,808
FNMA, Pool 254236, 6.500%, 03/01/17                      267,549         283,846
FNMA, Pool 254764, 5.500%, 06/01/23                      386,363         395,356
FNMA, Pool 440734, 6.000%, 12/01/18                       69,738          72,773
FNMA, Pool 499049, 6.500%, 07/01/29                       57,881          60,818
FNMA, Pool 535777, 5.500%, 03/01/16                      221,703         229,715
FNMA, Pool 544861, 4.872%, 12/01/36                      243,223         247,348
FNMA, Pool 545553, 6.000%, 04/01/22                      732,301         762,629
FNMA, Pool 545696, 6.000%, 06/01/22                    1,677,618       1,747,096
FNMA, Pool 555198, 6.000%, 01/01/23                      319,042         332,255
FNMA, Pool 606116, 4.885%, 09/01/31                       51,701          53,507
FNMA, Pool 623651, 5.819%, 04/01/32                      595,966         607,637
FNMA, Pool 638085, 6.000%, 04/01/17                      255,679         268,152
FNMA, Pool 647307, 6.000%, 06/01/17                      511,933         536,908
FNMA, Pool 681273, 6.000%, 01/01/18                       85,480          89,651
FNMA, Pool 70597, 3.708%, 02/01/20                        59,834          60,908
FNMA, Pool 725232, 5.000%, 03/01/34                      451,716         449,207
FNMA, Pool 747620, 5.500%, 11/01/33                      413,009         419,779
FNMA, Pool 750470, 5.500%, 12/01/33                      269,152         273,565
FNMA, Pool 762439, 5.500%, 12/01/33                      290,535         295,298
FNMA, Pool 789272, 5.737%, 04/01/32                      201,274         209,760
FNMA, Pool 796705, 5.007%, 09/01/34                    1,447,679       1,469,797
FNMA, Series 1993-210, Class PH, 6.250%,
  10/25/22                                                60,579          60,756
FNMA, Series 1994-77, Class FB, 2.969%,
  04/25/24                                               349,776         360,885
FNMA, Series 2000-T3, Class A1, 1.950%,
  08/15/26                                             1,553,028       1,553,903
FNMA, Series 2002-42, Class AB, 5.500%,
  01/25/16                                               143,289         144,177
FNMA, Series 2003-92, Class BR, 5.000%,
  04/25/14                                             2,922,165       2,946,321
FNMA, Series 2004-11, Class A, 1.220%,
  03/25/34                                               984,294         979,236
FNMA, Series 2004-41, Class PB, 3.500%,
  04/25/17                                         $     517,739   $     516,963
FNMA, Series 2004-W3, Class A12, 1.900%,
  05/25/34                                               495,613         494,298
GNMA, Series 2002-21, Class FV, 1.500%,
  03/16/32                                                98,239          98,766
                                                                   -------------
                                                                      49,537,062
                                                                   -------------
U.S. TREASURY BONDS & NOTES (25.5%)
U.S. Treasury Bill, 2.129%, 05/05/05                     800,000         794,133
U.S. Treasury Bill, 2.130%, 05/05/05                     400,000         397,066
U.S. Treasury Bill, 2.205%, 03/17/05                     865,000         861,026
U.S. Treasury Bond, 5.500%, 08/15/28                     250,000         270,664
U.S. Treasury Bond, 6.250%, 08/15/23                   2,000,000       2,342,110
U.S. Treasury Bond, 7.250%, 08/15/22                     300,000         386,731
U.S. Treasury Bond, 8.875%, 02/15/19                   2,500,000       3,597,365
U.S. Treasury Inflation Index Bond, 0.875%,
  04/15/10                                             4,936,799       4,890,324
U.S. Treasury Inflation Index Bond, 1.875%,
  07/15/13                                             4,156,880       4,277,367
U.S. Treasury Inflation Index Bond, 3.500%,
  01/15/11                                               219,332         249,165
U.S. Treasury Inflation Index Bond, 3.875%,
  01/15/09                                             3,607,873       4,044,906
U.S. Treasury Inflation Index Bond, 4.250%,
  01/15/10                                               340,338         394,885
U.S. Treasury Inflation Index Note, 2.000%,
  07/15/14                                               607,548         627,009
U.S. Treasury Inflation Index Note, 3.625%,
  01/15/08                                                59,072          64,363
U.S. Treasury Note, 1.625%, 04/30/05                   5,000,000       4,989,260
U.S. Treasury Note, 3.375%, 10/15/09                  14,700,000      14,559,894
U.S. Treasury Note, 3.500%, 12/15/09                   3,600,000       3,583,688
                                                                   -------------
                                                                      46,329,956
                                                                   -------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $95,812,724)                                                  95,867,018
                                                                   -------------
SOVEREIGN DEBT OBLIGATIONS (2.7%)

BRAZIL (0.9%)
Brazil, C Bond, 8.000%, 04/15/14                         779,892         803,123
Federal Republic of Brazil, 2.125%, 04/15/09             184,245         182,852
Federal Republic of Brazil, 11.500%, 03/12/08            160,000         188,560
Republic of Brazil, 8.299%, 06/29/09                     380,000         447,925
Republic of Brazil, Series EI, 2.000%,
  04/15/06                                                72,000          72,176
                                                                   -------------
                                                                       1,694,636
                                                                   -------------
HONG KONG (0.2%)
HKSAR Government, 5.125%, 08/01/14                       400,000         412,440
                                                                   -------------

See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
MEXICO (0.3%)
United Mexican States, 6.375%, 01/16/13            $     100,000   $     106,750
United Mexican States, 8.300%, 08/15/31                  300,000         352,350
                                                                   -------------
                                                                         459,100
                                                                   -------------
PANAMA (0.2%)
Republic of Panama, 8.875%, 09/30/27                     250,000         276,250
Republic of Panama, 9.625%, 02/08/11                     140,000         165,900
                                                                   -------------
                                                                         442,150
                                                                   -------------
PERU (0.3%)
Republic of Peru, 9.125%, 01/15/08                       100,000         114,250
Republic of Peru, 9.125%, 02/21/12                       340,000         397,800
                                                                   -------------
                                                                         512,050
                                                                   -------------
RUSSIA (0.7%)
Russian Federation, 8.750%, 07/24/05                     600,000         617,340
Russian Federation, Reg S, 5.000%, 03/31/30              550,000         569,470
Russian Federation, Reg S, 8.250%, 03/31/10               60,000          66,708
                                                                   -------------
                                                                       1,253,518
                                                                   -------------
UKRAINE (0.1%)
Ukraine Government, Reg S, 11.000%,
  03/15/07                                               196,006         210,745
                                                                   -------------
TOTAL SOVEREIGN DEBT OBLIGATIONS
  (COST $4,677,483)                                                    4,984,639
                                                                   -------------
MUNICIPAL DEBT OBLIGATIONS (3.3%)

CALIFORNIA (0.9%)
California State Economic Recovery,
  Series A, 5.000%, 07/01/11                             300,000         333,270
Golden State Tobacco Securitization Corp.,
  Series 2003-A-1, 6.250%, 06/01/33                      100,000         100,252
Golden State Tobacco Securitization Corp.,
  Series 2003-A-1, 6.750%, 06/01/39                      300,000         301,308
Orange County, CA, Sanitation District,
  5.000%, 02/01/33                                       900,000         923,310
                                                                   -------------
                                                                       1,658,140
                                                                   -------------
FLORIDA (0.1%)
Florida State Board of Education, 5.000%,
  06/01/32                                               200,000         206,198
                                                                   -------------
LOUISIANA (0.1%)
Tobacco Settlement Funding Corp., 5.875%,
  05/15/39                                               100,000          90,435
                                                                   -------------
NEVADA (0.1%)
Clark County, Nevada School District,
  Series C, 5.375%, 06/15/13                             100,000         113,380
                                                                   -------------
NEW YORK (0.7%)
New York City Municipal Water Finance
  Authority, Water and Sewer System
  Revenue, Series E, 5.000%, 06/15/34              $   1,290,000   $   1,315,787
                                                                   -------------
OHIO (0.2%)
Akron, Ohio, Income Tax Revenue, 5.000%,
  12/01/33                                               250,000         257,045
Kettering City School District, 5.000%,
  12/01/30                                               100,000         103,039
                                                                   -------------
                                                                         360,084
                                                                   -------------
RHODE ISLAND (0.1%)
Tobacco Settlement Funding Corp., 6.250%,
  06/01/42                                               200,000         186,406
                                                                   -------------
TEXAS (0.7%)
San Antonio, General Obligation Unlimited,
  5.000%, 02/01/10                                        10,000          11,043
San Antonio, General Obligation Unlimited,
  5.000%, 02/01/10                                       390,000         425,864
Texas State University Systems, 5.000%,
  03/15/30                                               890,000         916,834
                                                                   -------------
                                                                       1,353,741
                                                                   -------------
VIRGINIA (0.1%)
Virginia College Building Authority, 5.000%,
  02/01/10                                               100,000         109,837
                                                                   -------------
WASHINGTON (0.1%)
Energy Northwest Washington Electric
  Revenue, 5.500%, 07/01/12                              100,000         113,005
Energy Northwest Washington Electric
  Revenue, 5.500%, 07/01/15                              100,000         114,593
                                                                   -------------
                                                                         227,598
                                                                   -------------
WISCONSIN (0.2%)
Badger TOB Asset Securitization, 6.375%,
  06/01/32                                               300,000         288,540
                                                                   -------------
TOTAL MUNICIPAL DEBT OBLIGATIONS
  (COST $5,797,585)                                                    5,910,146
                                                                   -------------

                                                     NUMBER OF
                                                      SHARES
                                                   -------------
PURCHASED SWAPTIONS (0.0%)

EURO Call Swaption, Strike Price 5.75,
  Expires 4/27/09                                        500,000          43,637
EURO Future Option, Strike Price 92.50,
  Expires 6/13/05                                        150,000               0
EURO Put Option, Strike: Price 93.25,
  Expires 3/14/05                                         90,000               0

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EURO Put Swaption, Strike Price 6.25,
  Expires 4/27/09                                        500,000   $      26,211
                                                                   -------------
TOTAL PURCHASED SWAPTIONS (COST $62,560)                                  69,848
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
SHORT-TERM INVESTMENTS (43.9%)

CERTIFICATES OF DEPOSIT (2.6%)
Citibank NA, 2.030%, 01/24/05                      $   4,800,000       4,800,000
                                                                   -------------
COMMERCIAL PAPER (23.5%)
AB Spintab, 1.960%, 01/26/05                             200,000         199,728
ABN Amro North America Financial, Inc.,
  1.925%, 01/24/05                                     2,300,000       2,297,172
ABN Amro North America Financial, Inc.,
  1.945%, 01/31/05                                     1,500,000       1,497,569
ANZ National International, Ltd. (144A),
  2.020%, 02/02/05^                                    2,100,000       2,096,229
Barclays U.S. Funding Corp., 2.425%,
  03/15/05                                             1,400,000       1,393,116
CBA (Delaware) Finance, Inc., 2.455%,
  03/31/05                                             4,900,000       4,870,260
CDC Commercial Paper, Inc. (144A), 2.040%,
  02/16/05^                                            3,200,000       3,191,658
Ford Motor Credit Co., 2.520%, 04/08/05                  700,000         695,247
General Electric Capital Corp., 2.040%,
  02/04/05                                             2,200,000       2,195,762
General Electric Capital Corp., 2.355%,
  02/09/05                                             3,200,000       3,191,836
General Motors Acceptance Corp., 2.495%,
  04/05/05                                               700,000         695,439
HBOS Treasury Services, 2.010%, 02/03/05               2,200,000       2,195,946
Pfizer, Inc. (144A), 2.240%, 03/18/05^                 2,800,000       2,786,759
Pfizer, Inc. (144A), 2.330%, 03/03/05^                 2,500,000       2,490,130
Royal Bank of Scotland, 2.025%, 01/21/05               3,000,000       2,996,625
Shell Finance (UK) PLC, 2.100%, 01/07/05               2,000,000       1,999,300
Skandinaviska Enskilda Banken AB (144A),
  2.040%, 01/27/05^                                    1,000,000         998,527
Skandinaviska Enskilda Banken AB (144A),
  2.120%, 02/04/05^                                    1,200,000       1,197,597
Spintab AB, 2.080%, 01/07/05                             300,000         299,896
UBS Finance (Delaware) LLC, 1.940%,
  01/25/05                                             1,600,000       1,597,930
UBS Finance (Delaware) LLC, 2.070%, 02/28/05             400,000         398,666
UBS Finance (Delaware) LLC, 2.390%, 03/14/05             300,000         298,566
UBS Finance (Delaware) LLC, 2.410%, 03/15/05           3,100,000       3,084,850
                                                                   -------------
                                                                      42,668,808
                                                                   -------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES (17.8%)
FHLB, 2.290%, 03/02/05                             $   1,700,000   $   1,693,512
FHLB, 2.313%, 03/04/05                                 1,800,000       1,792,887
FHLMC, 2.100%, 03/01/05                                2,000,000       1,992,098
FHLMC, 2.161%, 02/15/05                                  100,000          99,722
FHLMC, 2.200%, 01/28/05                                3,300,000       3,294,555
FHLMC, 2.200%, 03/08/05                                  100,000          99,597
FHLMC, 2.320%, 03/08/05                                4,500,000       4,480,860
FNMA, 0.000%, 03/09/05                                   400,000         398,258
FNMA, 1.990%, 01/26/05                                   700,000         698,771
FNMA, 2.044%, 02/04/05                                   200,000         199,540
FNMA, 2.180%, 02/09/05                                 3,000,000       2,992,915
FNMA, 2.197%, 03/02/05                                   100,000          99,607
FNMA, 2.201%, 02/16/05                                 1,700,000       1,695,138
FNMA, 2.230%, 02/23/05                                   400,000         398,687
FNMA, 2.230%, 03/15/05                                 1,900,000       1,891,409
FNMA, 2.257%, 03/09/05                                   700,000         696,871
FNMA, 2.430%, 03/30/05                                 1,900,000       1,888,714
FNMA, 2.440%, 03/23/05                                 3,000,000       2,983,530
FNMA, 2.470%, 03/30/05                                 4,900,000       4,870,415
                                                                   -------------
                                                                      32,267,086
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS (COST $79,735,894)                       79,735,894
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (119.2%)
  (COST $216,032,807)                                              $ 216,748,458
OTHER ASSETS IN EXCESS OF LIABILITIES (-19.2%)                       (34,975,565)
                                                                   -------------
NET ASSETS (100.0%)                                                $ 181,772,893
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $216,043,516. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $     919,934
Unrealized losses                                                       (214,992)
                                                                   -------------
  Net unrealized gain                                              $     704,942
                                                                   =============

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the market value of these securities amounted to $14,095,201 or 7.75% of net assets.

144A Security exempt from registration under Rule 144A of the Security Act of 1933.

FHLB Federal Home Loan Bank

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Corporation

GNMA Government National Mortgage Association

Category percentages are based on net assets.

See Notes to Financial Statements.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (91.7%)

BIOTECHNOLOGY (3.4%)
Chiron Corp.*                                            859,800   $  28,657,134
Genentech, Inc.*                                          54,200       2,950,648
                                                                   -------------
                                                                      31,607,782
                                                                   -------------
BUSINESS MACHINES (0.6%)
Maxtor Corp.*                                            798,300       4,230,990
Quantum Corp.*                                           552,600       1,447,812
                                                                   -------------
                                                                       5,678,802
                                                                   -------------
COMMUNICATIONS (2.8%)
L-3 Communications Holdings, Inc.                        359,000      26,293,160
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (1.7%)
Advent Software, Inc.*                                   104,300       2,136,064
Autodesk, Inc.                                           208,400       7,908,780
Cogent, Inc.*                                              2,485          82,005
Microsoft Corp.                                          194,400       5,192,424
Verity, Inc.*                                             58,400         766,208
                                                                   -------------
                                                                      16,085,481
                                                                   -------------
COMPUTERS & INFORMATION (0.0%)
Seagate Technology, Inc. Escrow*                          83,100               0
                                                                   -------------
CONGLOMERATES (4.1%)
Tyco International Ltd.                                1,058,395      37,827,037
                                                                   -------------
ELECTRONICS (7.4%)
Broadcom Corp., Class A*                                 167,400       5,403,672
Cabot Microelectronics Corp.*                             97,900       3,920,895
Cirrus Logic, Inc.*                                      348,500       1,920,235
Cree, Inc.*                                              130,000       5,210,400
DSP Group, Inc.*                                          92,100       2,056,593
Freescale Semiconductor, Inc., Class B*                   97,529       1,790,632
Intel Corp.                                              524,100      12,258,699
LaserCard Corp.*                                          31,500         330,435
Micron Technology, Inc.*                               1,650,000      20,377,500
RF Micro Devices, Inc.*                                  508,600       3,478,824
SanDisk Corp.*                                           337,700       8,432,369
Teradyne, Inc.*                                          252,600       4,311,882
                                                                   -------------
                                                                      69,492,136
                                                                   -------------
ENTERTAINMENT & LEISURE (2.0%)
Walt Disney Co.                                          642,000      17,847,600
World Wrestling Entertainment, Inc.                       98,800       1,198,444
                                                                   -------------
                                                                      19,046,044
                                                                   -------------
FINANCIAL SERVICES (9.3%)
CIT Group, Inc.                                           83,800       3,839,716
Cohen & Steers, Inc.                                      97,200       1,579,500
Goldman Sachs Group, Inc.                                  2,696   $     280,492
Greenhill & Co., Inc.                                      6,300         180,810
Lehman Brothers Holdings, Inc.                           564,104      49,347,818
Merrill Lynch & Co., Inc.                                533,660      31,896,858
National Financial Partners Corp.                          2,325          90,210
                                                                   -------------
                                                                      87,215,404
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (5.4%)
UnitedHealth Group, Inc.                                 567,000      49,913,010
                                                                   -------------
HEAVY MACHINERY (1.0%)
Pall Corp.                                               321,000       9,292,950
                                                                   -------------
MANUFACTURING (1.1%)
Grant Prideco, Inc.*                                     530,700      10,640,535
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (15.6%)
Cablevision Systems Corp., New York Group,
  Class A*                                             1,080,700      26,909,430
Comcast Corp., Class A*                                  130,800       4,353,024
Comcast Corp., Special Class A*                        1,284,190      42,172,800
Liberty Media Corp., Class A                           1,992,100      21,873,258
Liberty Media International, Inc., Class A*               82,050       3,793,171
Time Warner, Inc.*                                     1,697,530      32,999,983
Viacom, Inc., Class B                                    369,611      13,450,144
                                                                   -------------
                                                                     145,551,810
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (0.8%)
Biosite, Inc.*                                            90,300       5,557,062
Bioveris Corp.*                                           20,900         152,779
CancerVax Corp.*                                         102,900       1,116,465
Cytyc Corp.*                                               7,870         216,976
                                                                   -------------
                                                                       7,043,282
                                                                   -------------
OIL & GAS (8.1%)
Anadarko Petroleum Corp.                                 625,000      40,506,250
Bill Barrett Corp.*                                        5,645         180,584
Weatherford International Ltd.*                          681,400      34,955,820
                                                                   -------------
                                                                      75,642,654
                                                                   -------------
PHARMACEUTICALS (25.5%)
Alkermes, Inc.*                                          145,000       2,043,050
Amgen, Inc.*                                             674,690      43,281,363
Biogen Idec, Inc.*                                       669,200      44,575,412
Forest Laboratories, Inc.*                               911,044      40,869,434
Genzyme Corp.*                                           686,570      39,869,120
ImClone Systems, Inc.*                                   459,100      21,155,328
Isis Pharmaceuticals, Inc.*                               94,400         556,960
Johnson & Johnson                                        249,600      15,829,632
King Pharmaceuticals, Inc.*                              481,700       5,973,080
Millennium Pharmaceuticals, Inc.*                        595,100       7,212,612

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PHARMACEUTICALS (CONTINUED)
Nabi Biopharmaceuticals*                                  79,100   $   1,158,815
Pfizer, Inc.                                              85,050       2,286,995
Teva Pharmaceutical Industries Ltd. (ADR)
  (Israel)                                                74,832       2,234,484
Valeant Pharmaceuticals International                    336,600       8,869,410
Vertex Pharmaceuticals, Inc.*                            208,800       2,207,016
                                                                   -------------
                                                                     238,122,711
                                                                   -------------
RETAILERS (0.2%)
Charming Shoppes, Inc.*                                  208,300       1,951,771
                                                                   -------------
TELECOMMUNICATIONS (2.7%)
AT&T Corp.                                                75,000       1,429,500
C-COR.net Corp.*                                         269,600       2,507,280
Motorola, Inc.                                           945,200      16,257,440
Nokia Oyj (ADR) (Finland)                                332,400       5,208,708
                                                                   -------------
                                                                      25,402,928
                                                                   -------------
TOTAL COMMON STOCKS (COST $653,744,035)                              856,807,497
                                                                   -------------
REGISTERED INVESTMENT COMPANIES (1.8%)

EXCHANGE TRADED FUNDS (1.8%)
Nasdaq-100 Index Tracking Stock                          427,200      17,049,552
                                                                   -------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $11,489,601)                                                  17,049,552
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (93.5%)
  (COST $665,233,636)                                              $ 873,857,049
OTHER ASSETS IN EXCESS OF LIABILITIES (6.5%)                          61,098,596
                                                                   -------------
NET ASSETS (100.0%)                                                $ 934,955,645
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $667,703,886. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $ 224,942,496
Unrealized losses                                                    (18,789,333)
                                                                   -------------
  Net unrealized gain                                              $ 206,153,163
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (93.1%)

AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                           9,600   $     496,992
Raytheon Co.                                              29,300       1,137,719
                                                                   -------------
                                                                       1,634,711
                                                                   -------------
AIRLINES (1.4%)
Frontier Airlines, Inc.*                                     900          10,269
Southwest Airlines Co.                                    59,100         962,148
                                                                   -------------
                                                                         972,417
                                                                   -------------
AUTOMOTIVE (0.8%)
BorgWarner, Inc.                                           6,000         325,020
Fleetwood Enterprises, Inc.*                              18,400         247,664
                                                                   -------------
                                                                         572,684
                                                                   -------------
BANKING (3.2%)
Bank of New York Co., Inc.                                14,800         494,616
J.P. Morgan Chase & Co.                                   29,356       1,145,178
State Street Corp.                                        12,100         594,352
                                                                   -------------
                                                                       2,234,146
                                                                   -------------
BIOTECHNOLOGY (0.2%)
XOMA Ltd.*                                                47,500         123,025
                                                                   -------------
BUSINESS SERVICES (2.2%)
Ikon Office Solutions, Inc.                               39,400         455,464
Sabre Holdings Corp.                                      12,000         265,920
SunGard Data Systems, Inc.*                               26,200         742,246
Unisys Corp.*                                              9,000          91,620
                                                                   -------------
                                                                       1,555,250
                                                                   -------------
CAPITAL EQUIPMENT (0.8%)
Honeywell International, Inc.                             15,100         534,691
                                                                   -------------
CHEMICALS (2.0%)
Cabot Corp.                                               11,000         425,480
Dow Chemical Co.                                          19,200         950,592
                                                                   -------------
                                                                       1,376,072
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (3.0%)
Actuate Corp.*                                             4,500          11,475
Micromuse, Inc.*                                          85,200         472,860
Microsoft Corp.                                           36,300         969,573
RealNetworks, Inc.*                                       98,000         648,760
                                                                   -------------
                                                                       2,102,668
                                                                   -------------
COMPUTERS & INFORMATION (0.4%)
3Com Corp.*                                               66,300         276,471
                                                                   -------------
CONGLOMERATES (0.1%)
Hutchison Whampoa Ltd. (Hong Kong)+                        9,600          89,943
                                                                   -------------
ELECTRIC UTILITIES (0.2%)
Calpine Corp.*                                            29,400   $     115,836
                                                                   -------------
ELECTRONIC COMPONENTS (1.3%)
Sony Corp. (Japan)+                                        3,800         148,386
Texas Instruments, Inc.                                   29,800         733,676
                                                                   -------------
                                                                         882,062
                                                                   -------------
ELECTRONICS (7.3%)
Agilent Technologies, Inc.*                               35,400         853,140
Applied Materials, Inc.*                                  19,600         335,160
Electronics for Imaging, Inc.*                            20,000         348,200
Intel Corp.                                               32,400         757,836
Maxwell Technologies, Inc.*                                8,900          90,246
Novellus Systems, Inc.                                     8,300         231,487
PerkinElmer, Inc.                                          3,700          83,213
Samsung Electronics Co., Ltd. GDR
  (South Korea)*^                                          1,900         413,422
Solectron Corp.*                                         196,600       1,047,878
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR) (Taiwan)                                     97,023         823,725
Thermo Electron Corp.*                                     2,300          69,437
                                                                   -------------
                                                                       5,053,744
                                                                   -------------
ENTERTAINMENT & LEISURE (3.7%)
Callaway Golf Co.                                          6,000          81,000
Hasbro, Inc.                                              42,900         831,402
Mattel, Inc.                                              36,200         705,538
Walt Disney Co.                                           33,500         931,300
                                                                   -------------
                                                                       2,549,240
                                                                   -------------
FINANCIAL SERVICES (5.5%)
American Express Co.                                      17,700         997,749
MBNA Corp.                                                25,300         713,207
Merrill Lynch & Co., Inc.                                 13,800         824,826
Mitsubishi Tokyo Financial Group, Inc.
  (Japan)+                                                    91         932,095
Morgan Stanley                                             7,200         399,744
                                                                   -------------
                                                                       3,867,621
                                                                   -------------
FOOD RETAILERS (0.9%)
Safeway, Inc.*                                            30,700         606,018
                                                                   -------------
FOREST PRODUCTS & PAPER (2.6%)
Georgia-Pacific Corp.                                     24,100         903,268
Weyerhauser Co.                                           13,400         900,748
                                                                   -------------
                                                                       1,804,016
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (0.8%)
Enzo Biochem, Inc.*                                       27,929         543,778
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
HEAVY MACHINERY (2.0%)
Caterpillar, Inc.                                          8,400   $     819,084
Chicago Bridge & Iron Co. N.V., NY Shares
  (Netherlands)                                            4,600         184,000
Deere & Co.                                                5,500         409,200
                                                                   -------------
                                                                       1,412,284
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.3%)
Home Depot, Inc.                                          20,700         884,718
                                                                   -------------
INSURANCE (8.4%)
Ambac Financial Group, Inc.                               10,800         887,004
American International Group, Inc.                        15,100         991,617
Chubb Corp.                                               11,200         861,280
CNA Surety Corp.*                                         31,100         415,185
Hartford Financial Services Group, Inc. (The)              6,900         478,239
MGIC Investment Corp.                                     11,700         806,247
PMI Group, Inc. (The)                                      3,700         154,475
Radian Group, Inc.                                        19,200       1,022,208
Scottish Re Group Ltd. (Cayman Islands)                   10,000         259,000
                                                                   -------------
                                                                       5,875,255
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (8.5%)
Comcast Corp., Special Class A*                           34,700       1,139,548
Liberty Media Corp., Class A                              90,100         989,298
News Corp., Inc., Class A*                                55,200       1,030,032
News Corp., Inc., Class B*                                44,800         860,160
Time Warner, Inc.*                                        57,800       1,123,632
Viacom, Inc., Class B                                     21,000         764,190
                                                                   -------------
                                                                       5,906,860
                                                                   -------------
METALS (0.6%)
RTI International Metals, Inc.*                           17,600         361,504
WGI Heavy Minerals, Inc. (Canada)*                        10,000          42,353
                                                                   -------------
                                                                         403,857
                                                                   -------------
METALS AND MINING (4.4%)
Alcoa, Inc.                                               28,100         882,902
Allegheny Technologies, Inc.                              32,600         706,442
Engelhard Corp.                                           16,600         509,122
Newmont Mining Corp.                                      21,900         972,579
                                                                   -------------
                                                                       3,071,045
                                                                   -------------
OIL & GAS (7.8%)
Anadarko Petroleum Corp.                                  12,200         790,682
ChevronTexaco Corp.                                       18,200         955,682
GlobalSantaFe Corp.                                       14,900         493,339
Halliburton Co.                                           24,200         949,608
Murphy Oil Corp.                                          10,300         828,635
Schlumberger Ltd.                                          7,900         528,905
Todco, Class A*                                            1,700          31,314
Williams Companies, Inc. (The)                            54,300   $     884,547
                                                                   -------------
                                                                       5,462,712
                                                                   -------------
PHARMACEUTICALS (10.9%)
Abbott Laboratories                                       25,900       1,208,235
Amgen, Inc.*                                               5,800         372,070
Aphton Corp.*                                             52,000         161,720
Eli Lilly and Co.                                          3,000         170,250
GlaxoSmithKline PLC (ADR) (United Kingdom)                19,000         900,410
Johnson & Johnson                                         21,600       1,369,872
McKesson Corp.                                            11,400         358,644
Novartis AG (ADR) (Switzerland)                           19,200         970,368
Pfizer, Inc.                                              39,300       1,056,777
Wyeth                                                     24,200       1,030,678
                                                                   -------------
                                                                       7,599,024
                                                                   -------------
POLLUTION CONTROL (1.1%)
Waste Management, Inc.                                    25,400         760,476
                                                                   -------------
REAL ESTATE (0.5%)
Digital Realty Trust, Inc. (REIT)                         13,300         179,151
GMH Communities Trust (REIT)                              10,400         146,640
                                                                   -------------
                                                                         325,791
                                                                   -------------
RESTAURANTS (0.0%)
FHC Delaware, Inc.*+                                       5,486          10,972
                                                                   -------------
RETAILERS (1.5%)
Costco Wholesale Corp.                                    18,600         900,426
IAC/InterActiveCorp*                                       4,300         118,766
                                                                   -------------
                                                                       1,019,192
                                                                   -------------
TELECOMMUNICATIONS (7.4%)
Hutchison Telecommunications International,
  Ltd. (Hong Kong)*                                        9,600           8,646
Lucent Technologies, Inc.*                               251,900         947,144
Motorola, Inc.                                            65,400       1,124,880
Nippon Telegraph & Telephone Corp. (ADR)
  (Japan)                                                 25,100         566,005
Nokia Oyj (ADR) (Finland)                                 59,100         926,097
SBC Communications, Inc.                                  24,200         623,634
Socket Communications, Inc.*                               7,400          14,726
Vodafone Group PLC (ADR) (United Kingdom)                 35,500         971,990
                                                                   -------------
                                                                       5,183,122
                                                                   -------------
TOTAL COMMON STOCKS (COST $51,145,105)                                64,809,701
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (93.1%)
  (COST $51,145,105)                                               $  64,809,701
OTHER ASSETS IN EXCESS OF LIABILITIES (6.9%)                           4,838,580
                                                                   -------------
NET ASSETS (100.0%)                                                $  69,648,281
                                                                   =============

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $51,376,743. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  14,449,703
Unrealized losses                                                     (1,016,745)
                                                                   -------------
  Net unrealized gain                                              $  13,432,958
                                                                   =============

* Non-income producing security.

+ Fair valued by the Board of Directors.

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the market value of these securities amounted to $413,422 or 0.59% of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

REIT Real Estate Investment Trust

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (95.4%)

AEROSPACE & DEFENSE (5.1%)
Boeing Co. (The)                                          22,200   $   1,149,294
Lockheed Martin Corp.                                     20,900       1,160,995
Raytheon Co.                                              20,800         807,664
United Technologies, Inc.                                  8,100         837,135
                                                                   -------------
                                                                       3,955,088
                                                                   -------------
BANKING (9.4%)
Bank of America Corp.                                     55,698       2,617,249
Bank of New York Co., Inc.                                25,200         842,184
J.P. Morgan Chase & Co.                                   25,000         975,250
Wachovia Corp.                                            22,000       1,157,200
Washington Mutual, Inc.                                   17,100         722,988
Wells Fargo & Co.                                         16,200       1,006,830
                                                                   -------------
                                                                       7,321,701
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (3.0%)
Altria Group, Inc.                                        38,200       2,334,020
                                                                   -------------
BUSINESS MACHINES (2.2%)
Hewlett-Packard Co.                                       39,900         836,703
International Business Machines Corp.                      9,100         897,078
                                                                   -------------
                                                                       1,733,781
                                                                   -------------
CAPITAL EQUIPMENT (1.6%)
Honeywell International, Inc.                             35,400       1,253,514
                                                                   -------------
CHEMICALS (1.1%)
Avery Dennison Corp.                                      14,200         851,574
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (1.9%)
Microsoft Corp.                                           55,400       1,479,734
                                                                   -------------
COMPUTERS & INFORMATION (1.0%)
Lexmark International, Inc.*                               9,500         807,500
                                                                   -------------
CONSUMER GOODS AND SERVICES (1.0%)
Newell Rubbermaid, Inc.                                   32,200         778,918
                                                                   -------------
ELECTRIC UTILITIES (1.1%)
FirstEnergy Corp.                                          2,508          99,091
PG&E Corp.*                                               21,500         715,520
                                                                   -------------
                                                                         814,611
                                                                   -------------
ELECTRONICS (1.1%)
Celestica, Inc. (Canada)*                                 16,900         238,459
Solectron Corp.*                                         112,100         597,493
                                                                   -------------
                                                                         835,952
                                                                   -------------
ENTERTAINMENT & LEISURE (1.3%)
Mattel, Inc.                                              50,500         984,245
                                                                   -------------
FINANCIAL SERVICES (11.0%)
American Express Co.                                      19,200   $   1,082,304
Capital One Financial Corp.                               16,700       1,406,307
Freddie Mac                                               17,500       1,289,750
Goldman Sachs Group, Inc.                                  8,900         925,956
MBNA Corp.                                                16,800         473,592
Merrill Lynch & Co., Inc.                                 25,100       1,500,227
Morgan Stanley                                            15,100         838,352
U.S. Bancorp                                              34,300       1,074,276
                                                                   -------------
                                                                       8,590,764
                                                                   -------------
FOOD RETAILERS (1.9%)
Kroger Co. (The)*                                         85,400       1,497,916
                                                                   -------------
FOREST PRODUCTS & PAPER (2.5%)
International Paper Co.                                   24,500       1,029,000
Kimberly-Clark Corp.                                      13,300         875,273
                                                                   -------------
                                                                       1,904,273
                                                                   -------------
INSURANCE (4.3%)
American International Group, Inc.                        26,400       1,733,688
Loews Corp.                                               13,200         927,960
St. Paul Travelers Companies, Inc. (The)                  18,100         670,967
                                                                   -------------
                                                                       3,332,615
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (8.0%)
Comcast Corp., Class A*                                   18,300         609,024
Comcast Corp., Special Class A*                           19,900         653,516
Liberty Media Corp., Class A                              97,500       1,070,550
Liberty Media International, Inc., Class A*                4,900         226,527
News Corp., Inc., Class A*                                73,300       1,367,778
Time Warner, Inc.*                                        60,100       1,168,344
Viacom, Inc., Class B                                     31,000       1,128,090
                                                                   -------------
                                                                       6,223,829
                                                                   -------------
OIL & GAS (12.0%)
BP PLC (ADR) (United Kingdom)                             18,500       1,080,400
El Paso Corp.                                             89,400         929,760
ENSCO International, Inc.                                 33,900       1,075,986
EOG Resources, Inc.                                        5,900         421,024
GlobalSantaFe Corp.                                       19,500         645,645
Marathon Oil Corp.                                        21,400         804,854
Nabors Industries Ltd.*                                   12,500         641,125
Noble Corp.*                                               8,700         432,738
Royal Dutch Petroleum Co. N.V., NY Shares
  (Netherlands)                                           27,100       1,554,998
Total SA (ADR) (France)                                   16,100       1,768,424
                                                                   -------------
                                                                       9,354,954
                                                                   -------------

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PHARMACEUTICALS (6.9%)
GlaxoSmithKline PLC (ADR)
  (United Kingdom)                                        23,300   $   1,104,187
Johnson & Johnson                                         13,400         849,828
Merck & Co., Inc.                                         10,900         350,326
Pfizer, Inc.                                              32,300         868,547
Schering-Plough Corp.                                     44,200         922,896
Wyeth                                                     30,600       1,303,254
                                                                   -------------
                                                                       5,399,038
                                                                   -------------
POLLUTION CONTROL (0.8%)
Waste Management, Inc.                                    21,700         649,698
                                                                   -------------
REAL ESTATE (2.4%)
Equity Office Properties Trust (REIT)                     31,900         928,928
Equity Residential Properties Trust (REIT)                26,800         969,624
                                                                   -------------
                                                                       1,898,552
                                                                   -------------
RESTAURANTS AND LODGING (1.7%)
McDonald's Corp.                                          40,100       1,285,606
                                                                   -------------
RETAILERS (2.9%)
J.C. Penney Co., Inc., Holding Co.                        20,200         836,280
Target Corp.                                              12,800         664,704
Wal-Mart Stores, Inc.                                     14,800         781,736
                                                                   -------------
                                                                       2,282,720
                                                                   -------------
TELECOMMUNICATIONS (11.2%)
AT&T Corp.                                                36,200         689,972
Comverse Technology, Inc.*                                26,800         655,260
Lucent Technologies, Inc., Warrants, Strike @
  2.75, Expires (12/10/07)*                                  691           1,092
MCI, Inc.                                                 47,300         953,568
Nextel Communications, Inc., Class A*                     38,700       1,161,000
Nokia Oyj (ADR) (Finland)                                101,800       1,595,206
Nortel Networks Corp. (Canada)*                          353,600       1,234,064
SBC Communications, Inc.                                  45,100       1,162,227
Verizon Communications, Inc.                              31,300       1,267,963
                                                                   -------------
                                                                       8,720,352
                                                                   -------------
TOTAL COMMON STOCKS (COST $62,582,803)                                74,290,955
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (95.4%)
  (COST $62,582,803)                                               $  74,290,955
OTHER ASSETS IN EXCESS OF LIABILITIES (4.6%)                           3,615,849
                                                                   -------------
NET ASSETS (100.0%)                                                $  77,906,804
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $62,653,532. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  12,944,629
Unrealized losses                                                     (1,307,206)
                                                                   -------------
  Net unrealized gain                                              $  11,637,423
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

REIT Real Estate Investment Trust

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (98.1%)

BEVERAGES, FOOD & TOBACCO (5.7%)
Coca-Cola Co.                                             49,200   $   2,048,196
Wm. Wrigley Jr., Co.                                      26,600       1,840,454
                                                                   -------------
                                                                       3,888,650
                                                                   -------------
BIOTECHNOLOGY (4.3%)
Genentech, Inc.*                                          53,400       2,907,096
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (4.1%)
Microsoft Corp.                                           82,400       2,200,904
Red Hat, Inc.*                                            42,500         567,375
                                                                   -------------
                                                                       2,768,279
                                                                   -------------
COMPUTERS & INFORMATION (6.5%)
Cisco Systems, Inc.*                                      89,000       1,717,700
Dell, Inc.*                                               64,100       2,701,174
                                                                   -------------
                                                                       4,418,874
                                                                   -------------
CONSUMER GOODS AND SERVICES (4.4%)
Gillette Co.                                              66,600       2,982,348
                                                                   -------------
ELECTRONIC COMPONENTS (5.7%)
Texas Instruments, Inc.                                   95,000       2,338,900
Xilinx, Inc.                                              53,100       1,574,415
                                                                   -------------
                                                                       3,913,315
                                                                   -------------
ELECTRONICS (6.4%)
General Electric Co.                                      54,500       1,989,250
Intel Corp.                                              101,000       2,362,390
                                                                   -------------
                                                                       4,351,640
                                                                   -------------
ENTERTAINMENT & LEISURE (2.8%)
Walt Disney Co.                                           69,900       1,943,220
                                                                   -------------
FINANCIAL SERVICES (11.7%)
Berkshire Hathaway, Inc., Class A*                            34       2,988,600
Merrill Lynch & Co., Inc.                                 46,200       2,761,374
Morgan Stanley                                            39,900       2,215,248
                                                                   -------------
                                                                       7,965,222
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (4.3%)
Home Depot, Inc.                                          69,200       2,957,608
                                                                   -------------
INSURANCE (2.6%)
American International Group, Inc.                        27,100       1,779,657
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (6.5%)
Time Warner, Inc.*                                       159,400       3,098,736
Viacom, Inc., Class B                                     37,200       1,353,708
                                                                   -------------
                                                                       4,452,444
                                                                   -------------
PHARMACEUTICALS (15.8%)
Amgen, Inc.*                                              42,800   $   2,745,620
Biogen Idec, Inc.*                                        33,300       2,218,113
Eli Lilly and Co.                                         34,500       1,957,875
Johnson & Johnson                                         29,200       1,851,864
Pfizer, Inc.                                              73,600       1,979,104
                                                                   -------------
                                                                      10,752,576
                                                                   -------------
RETAILERS (9.4%)
Amazon.com, Inc.*                                         83,600       3,702,644
Bed Bath & Beyond, Inc.*                                   3,400         135,422
IAC/InterActiveCorp*                                      93,000       2,568,660
                                                                   -------------
                                                                       6,406,726
                                                                   -------------
TELECOMMUNICATIONS (7.9%)
CIENA Corp.*                                             160,700         536,738
Juniper Networks, Inc.*                                   63,900       1,737,441
Lucent Technologies, Inc.*                               214,400         806,144
Motorola, Inc.                                           132,200       2,273,840
                                                                   -------------
                                                                       5,354,163
                                                                   -------------
TOTAL COMMON STOCKS (COST $64,476,241)                                66,841,818
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (98.1%)
  (COST $64,476,241)                                               $  66,841,818
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                           1,270,942
                                                                   -------------
NET ASSETS (100.0%)                                                $  68,112,760
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $64,726,761. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $   2,530,712
Unrealized losses                                                       (415,655)
                                                                   -------------
  Net unrealized gain                                              $   2,115,057
                                                                   =============

* Non-income producing security.

Category percentages are based on net assets.

See Notes to Financial Statements.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (100.8%)

AEROSPACE & DEFENSE (0.5%)
Rockwell Collins, Inc.                                    79,700   $   3,143,368
                                                                   -------------
AIRLINES (0.2%)
SkyWest, Inc.                                             64,700       1,297,882
                                                                   -------------
AUTOMOBILES (0.2%)
Harley-Davidson, Inc.                                     18,000       1,093,500
                                                                   -------------
AUTOMOTIVE (0.3%)
Winnebago Industries, Inc.                                41,900       1,636,614
                                                                   -------------
BANK & TRUST (0.8%)
Janus Capital Group, Inc.                                 65,000       1,092,650
Marvell Technology Group Ltd. (Bermuda)*                  56,900       2,018,243
Radio One, Inc., Class D*                                114,200       1,840,904
                                                                   -------------
                                                                       4,951,797
                                                                   -------------
BANKING (0.3%)
North Fork Bancorporation, Inc.                           55,450       1,599,733
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (0.4%)
Cott Corp. (Canada)*                                      40,200         994,146
Delta & Pine Land Co.                                     40,300       1,099,384
                                                                   -------------
                                                                       2,093,530
                                                                   -------------
BIOTECHNOLOGY (0.4%)
Gilead Sciences, Inc.*                                    69,200       2,421,308
                                                                   -------------
BUSINESS SERVICES (0.6%)
Corporate Executive Board Co.                             31,900       2,135,386
LECG Corp.*                                               62,000       1,156,300
                                                                   -------------
                                                                       3,291,686
                                                                   -------------
CAPITAL EQUIPMENT (0.4%)
Brunswick Corp.                                           21,800       1,079,100
ITT Industries, Inc.                                      13,600       1,148,520
                                                                   -------------
                                                                       2,227,620
                                                                   -------------
CAPITAL MARKETS (3.7%)
Ameritrade Holding Corp., Class A*                       208,900       2,970,558
Charles Schwab Corp.                                     245,400       2,934,984
Mellon Financial Corp.                                   144,300       4,489,173
Northern Trust Corp.                                     125,500       6,096,790
State Street Corp.                                       107,800       5,295,136
                                                                   -------------
                                                                      21,786,641
                                                                   -------------
COMMERCIAL BANKS (0.2%)
First Horizon National Corp.                              24,400       1,051,884
                                                                   -------------
COMMERCIAL SERVICES (0.4%)
Amylin Pharmaceuticals, Inc.*                             50,200   $   1,172,672
Watson Wyatt & Co. Holdings                               39,600       1,067,220
                                                                   -------------
                                                                       2,239,892
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Apollo Group, Inc., Class A*                              53,800       4,342,198
                                                                   -------------
COMMUNICATIONS EQUIPMENT (1.1%)
Corning, Inc.*                                           133,200       1,567,764
Juniper Networks, Inc.*                                  135,500       3,684,245
Research in Motion Ltd. (Canada)*                         13,800       1,137,396
                                                                   -------------
                                                                       6,389,405
                                                                   -------------
COMPUTER SERVICES (2.2%)
BMC Software, Inc.*                                       62,300       1,158,780
Cadence Design Systems, Inc.*                             76,600       1,057,846
ChoicePoint, Inc.*                                        62,700       2,883,573
Citrix Systems, Inc.*                                     69,300       1,699,929
Cognizant Technology Solutions Corp.*                     85,300       3,610,749
Entercom Communications Corp.*                            38,200       1,370,998
Fair Isaac Corp.                                          34,300       1,258,124
                                                                   -------------
                                                                      13,039,999
                                                                   -------------
COMPUTER SOFTWARE (0.2%)
Kronos, Inc.*                                             21,000       1,073,730
                                                                   -------------
COMPUTERS & PERIPHERALS (1.3%)
Lexmark International, Inc.*                              67,600       5,746,000
QLogic Corp.*                                             45,100       1,656,523
                                                                   -------------
                                                                       7,402,523
                                                                   -------------
CONGLOMERATES (0.3%)
Edwards Lifesciences Corp.*                               38,800       1,600,888
                                                                   -------------
CONSUMER DISCRETIONARY (4.9%)
99 Cents Only Stores*                                     68,800       1,111,808
ARAMARK Corp., Class B                                    41,400       1,097,514
Fred's, Inc.                                              60,300       1,049,220
Harte-Hanks, Inc.                                         44,000       1,143,120
HNI Corp.                                                 37,100       1,597,155
Las Vegas Sands Corp.*                                     5,600         268,800
Monster Worldwide, Inc.*                                 104,200       3,505,288
Multimedia Games, Inc.*                                   18,600         293,136
O'Reilly Automotive, Inc.*                                24,200       1,090,210
PetsMart, Inc.                                            70,400       2,501,312
Pulte Homes, Inc.                                         19,200       1,224,960
Regent Communications, Inc.*                             183,400         972,020
Ruby Tuesday, Inc.                                        40,000       1,043,200
Salem Communications Corp., Class A*                      64,200       1,601,790
Spanish Broadcasting System, Inc.*                       102,100       1,078,176

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
CONSUMER DISCRETIONARY (CONTINUED)
The Men's Wearhouse, Inc.*                                35,200   $   1,124,992
Toll Brothers, Inc.*                                      39,800       2,730,678
Williams-Sonoma, Inc.*                                    71,300       2,498,352
WPP Group PLC (ADR) (United Kingdom)                      48,800       2,666,920
                                                                   -------------
                                                                      28,598,651
                                                                   -------------
CONSUMER GOODS AND SERVICES (0.2%)
Estee Lauder Companies, Inc., Class A                     23,800       1,089,326
                                                                   -------------
CONSUMER STAPLES (4.4%)
ArthoCare Corp.*                                          34,600       1,109,276
Cooper Cos., Inc.                                         26,300       1,856,517
DENTSPLY International, Inc.                              39,800       2,236,760
Flir Systems, Inc.*                                       37,500       2,392,125
Inamed Corp.*                                             17,300       1,094,225
Integra LifeSciences Holdings Corp.*                      31,200       1,152,216
Kyphon, Inc.*                                             45,200       1,164,352
Resmed, Inc.*                                             21,300       1,088,430
Respironics, Inc.*                                        19,400       1,054,584
Roper Industries, Inc.                                    27,000       1,640,790
Ross Stores, Inc.                                         81,800       2,361,566
Smith & Nephew PLC (ADR)
  (United Kingdom)                                        31,300       1,620,088
Sybron Dental Specialties, Inc.*                          32,500       1,149,850
Techne Corp.*                                             42,100       1,637,690
Tootsie Roll Industries, Inc.                             41,400       1,433,682
Valspar Corp. (The)                                       33,100       1,655,331
Wright Medical Group, Inc.*                               39,600       1,128,600
                                                                   -------------
                                                                      25,776,082
                                                                   -------------
DISTRIBUTION SERVICES (0.2%)
Sabre Holdings Corp.                                      46,500       1,030,440
                                                                   -------------
DIVERSIFIED CHEMICALS (0.6%)
Clorox Co.                                                18,900       1,113,777
Ecolab, Inc.                                              32,700       1,148,751
Praxair, Inc.                                             23,600       1,041,940
                                                                   -------------
                                                                       3,304,468
                                                                   -------------
EDUCATION (0.8%)
Career Education Corp.*                                   38,300       1,532,000
ITT Educational Services, Inc.*                           35,100       1,669,005
Universal Technical Institute, Inc.*                      44,300       1,688,716
                                                                   -------------
                                                                       4,889,721
                                                                   -------------
ELECTRONIC COMPONENTS (4.3%)
Altera Corp.*                                            211,100       4,369,770
Beckman Coulter, Inc.                                     26,200       1,755,138
Broadcom Corp., Class A*                                  50,100       1,617,228
Gentex Corp.                                              32,300       1,195,746
Linear Technology Corp.                                  121,700       4,717,092
Mettler-Toledo International, Inc.*                       20,900       1,072,379
Microchip Technology, Inc.                               182,700       4,870,782
Millipore Corp.*                                          32,400   $   1,613,844
National Semiconductor Corp.                             168,900       3,031,755
Novellus Systems, Inc.                                    40,200       1,121,178
                                                                   -------------
                                                                      25,364,912
                                                                   -------------
ELECTRONIC SYSTEMS (0.9%)
Applera Corp. - Applied Biosystems Group                  52,000       1,087,320
Jabil Circuit, Inc.*                                      82,900       2,120,582
Kla-Tencor Corp.*                                         46,400       2,161,312
                                                                   -------------
                                                                       5,369,214
                                                                   -------------
ELECTRONICS (0.2%)
Integrated Circuit Systems, Inc.*                         43,600         912,112
                                                                   -------------
ENERGY (0.5%)
XTO Energy, Inc.                                          82,100       2,904,698
                                                                   -------------
ENERGY EQUIPMENT & SERVICES (0.4%)
Baker Hughes, Inc.                                        50,700       2,163,369
                                                                   -------------
ENTERTAINMENT & LEISURE (3.2%)
Hilton Hotels Corp.                                       75,400       1,714,596
Marriott International, Inc., Class A                     98,600       6,209,828
Station Casinos, Inc.                                    100,600       5,500,808
Westwood One, Inc.*                                       57,600       1,551,168
WMS Industries, Inc.*                                     35,200       1,180,608
Wynn Resorts Ltd.*                                        36,400       2,435,888
                                                                   -------------
                                                                      18,592,896
                                                                   -------------
FINANCIAL SERVICES (4.3%)
Ambac Financial Group, Inc.                               19,800       1,626,174
Amvescap PLC, Sponsored ADR
  (United Kingdom)                                        85,700       1,076,392
Federated Investors, Inc., Class B                        36,000       1,094,400
Franklin Resources, Inc.                                  80,600       5,613,790
Global Payments, Inc.                                     19,000       1,112,260
Investors Financial Services Corp.                        71,800       3,588,564
Legg Mason, Inc.                                          31,000       2,271,060
Marsh & McLennan Cos., Inc.                               74,300       2,444,470
Raymond James Financial, Inc.                             35,500       1,099,790
SEI Investments Co.                                       29,200       1,224,356
Sigma-Aldrich Corp.                                       18,200       1,100,372
Synovus Financial Corp.                                   63,300       1,809,114
Waddell & Reed Financial, Inc., Class A                   46,800       1,118,052
                                                                   -------------
                                                                      25,178,794
                                                                   -------------
FINANCIALS (4.4%)
AG Edwards, Inc.                                          27,300       1,179,633
Arthur J. Gallagher & Co.                                 53,000       1,722,500
Axis Capital Holdings Ltd. (Bermuda)                      42,100       1,151,856
Boston Private Financial Holdings, Inc.                   39,400       1,109,898
City National Corp.                                       15,400       1,088,010
East West Bancorp, Inc.                                   37,800       1,586,088

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
FINANCIALS (CONTINUED)
Eaton Vance Corp.                                         54,500   $   2,842,175
LaBranche & Co., Inc.*                                   136,900       1,226,624
Markel Corp.*                                              3,600       1,310,400
MoneyGram International, Inc.                             89,700       1,896,258
Silicon Valley Bancshares*                                25,500       1,142,910
UCBH Holdings, Inc.                                       35,000       1,603,700
WellChoice, Inc.*                                         76,300       4,074,420
WellPoint, Inc.*                                          33,600       3,864,000
                                                                   -------------
                                                                      25,798,472
                                                                   -------------
FOOD PROCESSING (0.6%)
Hershey Foods Corp.                                       19,800       1,099,692
McCormick & Company, Inc.                                 28,800       1,111,680
Wm. Wrigley Jr., Co.                                      15,500       1,072,445
                                                                   -------------
                                                                       3,283,817
                                                                   -------------
GENERAL MERCHANDISERS (2.4%)
Amazon.com, Inc.*                                         61,300       2,714,977
Bed Bath & Beyond, Inc.*                                  66,400       2,644,712
Dollar General Corp.                                     183,200       3,805,064
Dollar Tree Stores, Inc.*                                 40,200       1,152,936
TJX Co., Inc.                                            157,100       3,947,923
                                                                   -------------
                                                                      14,265,612
                                                                   -------------
HEALTH CARE (3.6%)
Abgenix, Inc.*                                           103,000       1,065,020
Atherogenics, Inc.*                                       66,100       1,557,316
Coventry Health Care, Inc.*                               44,400       2,356,752
Health Management Associates, Inc.,
  Class A                                                 47,700       1,083,744
Henry Schein, Inc.*                                       39,000       2,715,960
Human Genome Sciences, Inc.*                              93,200       1,120,264
Laboratory Corp. of America Holdings*                     55,800       2,779,956
Martek Biosciences Corp.*                                 48,200       2,467,840
Medicines Co.*                                            39,600       1,140,480
Medicis Pharmaceutical Corp., Class A                     29,300       1,028,723
MedImmune, Inc.*                                          40,200       1,089,822
Nektar Therapeutics*                                      63,300       1,281,192
Neurocrine Biosciences, Inc.*                             26,500       1,306,450
                                                                   -------------
                                                                      20,993,519
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Biomet, Inc.                                              43,800       1,900,482
Waters Corp.*                                             51,600       2,414,364
                                                                   -------------
                                                                       4,314,846
                                                                   -------------
HEALTH CARE PROVIDERS (0.2%)
Synopsys, Inc.*                                           59,000       1,157,580
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (0.5%)
Medco Health Solutions, Inc.*                             64,100   $   2,666,560
                                                                   -------------
HEALTHCARE SERVICES (0.4%)
IMS Health, Inc.                                          93,700       2,174,777
                                                                   -------------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT (4.0%)
Bausch & Lomb, Inc.                                       30,200       1,946,692
Becton Dickinson & Co.                                    38,700       2,198,160
C.R. Bard, Inc.                                           55,400       3,544,492
Caremark Rx, Inc.*                                        74,100       2,921,763
DaVita, Inc.*                                             40,300       1,593,059
Express Scripts, Inc.*                                    29,000       2,216,760
Lincare Holdings, Inc.*                                   56,700       2,418,255
Manor Care, Inc.                                          46,300       1,640,409
Omnicare, Inc.                                            35,500       1,229,010
Renal Care Group, Inc.*                                   48,200       1,734,718
St. Jude Medical, Inc.*                                   40,100       1,681,393
                                                                   -------------
                                                                      23,124,711
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
International Game Technology                            108,400       3,726,792
                                                                   -------------
INDUSTRIAL (4.4%)
CH Robinson Worldwide, Inc.                               39,100       2,170,832
Decode Genetics, Inc.*                                   157,500       1,230,075
Diversa Corp.*                                           122,100       1,067,154
Gen-Probe, Inc.*                                          26,600       1,202,586
Iron Mountain, Inc.*                                     106,600       3,250,234
Lam Research Corp.*                                       37,600       1,087,016
Lennar Corp., Class A                                     53,700       3,043,716
Littelfuse, Inc.*                                         27,400         935,984
Patterson Cos., Inc.*                                     38,800       1,683,532
Qiagen NV (Netherlands)*                                 138,200       1,513,290
Shuffle Master, Inc.*                                     50,700       2,387,970
Smith International, Inc.*                                36,600       1,991,406
Stericycle, Inc.*                                         48,200       2,214,790
Trex Co., Inc.*                                           22,500       1,179,900
UTI Worldwide, Inc. (British Virgin Islands)              15,700       1,067,914
                                                                   -------------
                                                                      26,026,399
                                                                   -------------
INFORMATION TECHNOLOGY (7.3%)
AMIS Holdings, Inc.*                                      68,700       1,134,924
CDW Corp.                                                 64,500       4,279,575
Certegy, Inc.                                             78,000       2,771,340
Cognos, Inc. (Canada)*                                    59,800       2,634,788
Cymer, Inc.*                                              32,500         960,050
Diebold, Inc.                                             19,800       1,103,454
Empresa Brasileira de Aeronautica SA
  (Embraer) (ADR) (Brazil)                                57,700       1,929,488
F5 Networks, Inc.*                                        23,300       1,135,176
Factset Research Systems, Inc.                            30,600       1,788,264

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
INFORMATION TECHNOLOGY (CONTINUED)
Filenet Corp.*                                            38,500   $     991,760
Hyperion Solutions Corp.*                                 35,800       1,668,996
Intersil Corp.                                            63,800       1,068,012
Jack Henry & Associates, Inc.                             80,700       1,606,737
MatrixOne, Inc.*                                         164,500       1,077,475
McAfee, Inc.*                                             89,500       2,589,235
Mercury Computer Systems, Inc.*                           34,800       1,032,864
Molex, Inc., Class A                                     106,800       2,846,220
National Instruments Corp.                                37,100       1,010,975
Plantronics, Inc.                                         24,400       1,011,868
Power Integrations, Inc.*                                 51,300       1,014,714
Semtech Corp.*                                            52,500       1,148,175
Silicon Laboratories, Inc.*                               49,700       1,754,907
SINA Corp. (Cayman Islands)*                              80,300       2,574,418
Websense, Inc.*                                           22,200       1,125,984
Zebra Technologies Corp., Class A*                        46,200       2,600,136
                                                                   -------------
                                                                      42,859,535
                                                                   -------------
INSURANCE (1.9%)
Arch Capital Group Ltd.*                                  29,600       1,145,520
Brown & Brown, Inc.                                       27,800       1,210,690
MBIA, Inc.                                                30,500       1,930,040
MGIC Investment Corp.                                     15,900       1,095,669
Radian Group, Inc.                                        20,200       1,075,448
RenaissanceRe Holdings Ltd. (Bermuda)                     21,700       1,130,136
Triad Guaranty, Inc.*                                     12,800         774,144
Willis Group Holdings Ltd.                                69,800       2,873,666
                                                                   -------------
                                                                      11,235,313
                                                                   -------------
INTERGRATED PETROLEUM--INTERNATIONAL (0.9%)
BJ Services Co.                                           44,400       2,066,376
Murphy Oil Corp.                                          20,000       1,609,000
Weatherford International Ltd.*                           31,100       1,595,430
                                                                   -------------
                                                                       5,270,806
                                                                   -------------
INTERNET SOFTWARE & SERVICES (0.5%)
Check Point Software Technologies Ltd.
  (Israel)*                                               44,400       1,093,572
Internet Security Systems, Inc.*                          43,500       1,011,375
VeriSign, Inc.*                                           32,000       1,072,640
                                                                   -------------
                                                                       3,177,587
                                                                   -------------
IT SERVICES (1.5%)
Affiliated Computer Services, Inc., Class A*              36,400       2,190,916
Fiserv, Inc.*                                             41,600       1,671,904
Paychex, Inc.                                            103,800       3,537,504
SunGard Data Systems, Inc.*                               40,300       1,141,699
                                                                   -------------
                                                                       8,542,023
                                                                   -------------
MACHINERY (1.2%)
Cooper Cameron Corp.*                                     22,900       1,232,249
Danaher Corp.                                             20,000       1,148,200
Dover Corp.                                               25,900       1,086,246
IDEX Corp.                                                26,600   $   1,077,300
Kaydon Corp.                                              33,300       1,099,566
Pall Corp.                                                46,500       1,346,175
                                                                   -------------
                                                                       6,989,736
                                                                   -------------
MEDIA (1.9%)
E.W. Scripps Co. (The), Class A                           40,300       1,945,684
McGraw-Hill Companies, Inc.                               18,300       1,675,182
Omnicom Group, Inc.                                       39,400       3,322,208
Univision Communications, Inc., Class A*                 142,800       4,179,756
                                                                   -------------
                                                                      11,122,830
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (0.2%)
Citadel Broadcasting Corp.*                               69,800       1,129,364
                                                                   -------------
MEDIA & COMMUNICATIONS (1.8%)
American Tower Corp., Class A*                            58,600       1,078,240
Cox Radio, Inc., Class A*                                 26,800         441,664
Cumulus Media, Inc., Class A*                             68,300       1,029,964
DST Systems, Inc.*                                        34,600       1,803,352
Getty Images, Inc.*                                       61,800       4,254,930
Lamar Advertising Co.*                                    41,300       1,766,814
                                                                   -------------
                                                                      10,374,964
                                                                   -------------
MEDICAL EQUIPMENT (0.6%)
Varian Medical Systems, Inc.*                             75,900       3,281,916
                                                                   -------------
MISCELLANEOUS BUSINESS SERVICES (4.7%)
Celgene Corp.*                                            73,600       1,952,608
Centex Corp.                                              40,300       2,401,074
Cephalon, Inc.*                                           32,400       1,648,512
Cintas Corp.                                              70,500       3,092,130
Equifax, Inc.                                             48,200       1,354,420
H&R Block, Inc.                                           22,000       1,078,000
KB Home                                                   11,900       1,242,360
Manpower, Inc.                                            45,300       2,187,990
Moody's Corp.                                             65,500       5,688,675
Quest Diagnostics, Inc.                                   34,300       3,277,365
Robert Half International, Inc.                           80,400       2,366,172
Symyx Technologies, Inc.*                                 35,900       1,079,872
                                                                   -------------
                                                                      27,369,178
                                                                   -------------
MISCELLANEOUS CONSUMER PRODUCTS (2.1%)
Coach, Inc.*                                              31,200       1,759,680
DeVry, Inc.*                                              64,600       1,121,456
Education Management Corp.*                              116,500       3,845,665
Mattel, Inc.                                              57,800       1,126,522
Tiffany & Co.                                            138,100       4,415,057
                                                                   -------------
                                                                      12,268,380
                                                                   -------------
MISCELLANEOUS MATERIALS (0.2%)
Engelhard Corp.                                           35,300       1,082,651
                                                                   -------------

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
MULTILINE RETAIL (0.8%)
Family Dollar Stores, Inc.                               148,800   $   4,647,024
                                                                   -------------
NETWORKING (0.4%)
Symbol Technologies, Inc.                                142,300       2,461,790
                                                                   -------------
OTHER (0.3%)
Dun & Bradstreet Corp.*                                   27,200       1,622,480
                                                                   -------------
PAPER & PAPER PRODUCTS (2.0%)
Dow Jones & Co., Inc.                                      6,100         262,666
Meredith Corp.                                            66,300       3,593,460
New York Times Co. (The), Class A                         42,000       1,713,600
Sealed Air Corp.*                                         20,400       1,086,708
Staples, Inc.                                             52,100       1,756,291
Washington Post Co. (The), Class B                         3,300       3,243,966
                                                                   -------------
                                                                      11,656,691
                                                                   -------------
PHARMACEUTICALS (2.5%)
Allergan, Inc.                                            20,700       1,678,149
Charles River Laboratories International, Inc.*           22,500       1,035,225
Chiron Corp.*                                             33,200       1,106,556
Genzyme Corp.*                                            28,800       1,672,416
Invitrogen Corp.*                                         27,400       1,839,362
IVAX Corp.*                                              102,800       1,626,296
Millennium Pharmaceuticals, Inc.*                         89,000       1,078,680
Protein Design Labs, Inc.*                                56,600       1,169,356
Sepracor, Inc.*                                           27,700       1,644,549
Vertex Pharmaceuticals, Inc.*                             95,400       1,008,378
Zimmer Holdings, Inc.*                                    13,000       1,041,560
                                                                   -------------
                                                                      14,900,527
                                                                   -------------
RESTAURANTS (0.4%)
Cheesecake Factory (The), Inc.*                           33,000       1,071,510
Outback Steakhouse, Inc.                                  24,800       1,135,344
                                                                   -------------
                                                                       2,206,854
                                                                   -------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT (2.3%)
Analog Devices, Inc.                                     116,700       4,308,564
Maxim Intergrated Products, Inc.                         114,300       4,845,177
Xilinx, Inc.                                             153,000       4,536,450
                                                                   -------------
                                                                      13,690,191
                                                                   -------------
SOFTWARE (3.1%)
Adobe Systems, Inc.                                       79,200       4,969,008
Electronic Arts, Inc.*                                    31,100       1,918,248
Intuit, Inc.*                                             80,700       3,551,607
Mercury Interactive Corp.*                                53,200       2,423,260
Red Hat, Inc.*                                           185,000       2,469,750
Veritas Software Corp.*                                  100,800       2,877,840
                                                                   -------------
                                                                      18,209,713
                                                                   -------------
SPECIALTY CHEMICALS (0.2%)
Avery Dennison Corp.                                      18,100   $   1,085,457
                                                                   -------------
SPECIALTY MERCHANDISERS (0.2%)
CVS Corp.                                                 23,300       1,050,131
                                                                   -------------
TELECOM EQUIPMENT (0.5%)
ADTRAN, Inc.                                              49,200         941,688
JDS Uniphase Corp.*                                      336,600       1,067,022
Network Appliance, Inc.*                                  35,200       1,169,344
                                                                   -------------
                                                                       3,178,054
                                                                   -------------
TELECOMMUNICATION SERVICES (0.2%)
Rogers Communications, Inc., Class B
  (Canada)                                                11,900         311,185
Western Wireless Corp., Class A*                          38,100       1,116,330
                                                                   -------------
                                                                       1,427,515
                                                                   -------------
TRANSPORTATION (1.1%)
Expeditors International of Washington, Inc.              39,600       2,212,848
Landstar System, Inc.*                                    31,000       2,282,840
Thor Industries, Inc.                                     47,100       1,745,055
                                                                   -------------
                                                                       6,240,743
                                                                   -------------
TRANSPORTATION SERVICES (0.7%)
Royal Caribbean Cruises Ltd.                              47,900       2,607,676
Southwest Airlines Co.                                    99,200       1,614,976
                                                                   -------------
                                                                       4,222,652
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Crown Castle International Corp.*                         63,100       1,049,984
Nextel Partners, Inc., Class A*                           73,400       1,434,236
                                                                   -------------
                                                                       2,484,220
                                                                   -------------
TOTAL COMMON STOCKS (COST $570,598,450)                              589,180,291
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (100.8%)
  (COST $570,598,450)                                              $ 589,180,291
OTHER ASSETS IN EXCESS OF LIABILITIES (-0.8%)                         (4,815,160)
                                                                   -------------
NET ASSETS (100.0%)                                                $ 584,365,131
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $571,621,167. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  23,611,513
Unrealized losses                                                     (6,052,389)
                                                                   -------------
  Net unrealized gain                                              $  17,559,124
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (97.6%)

AIR FREIGHT & LOGISTICS (1.1%)
United Parcel Service, Inc., Class B                     119,100   $  10,178,286
                                                                   -------------
AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                     78,800       4,787,100
                                                                   -------------
BEVERAGES (0.9%)
Coca-Cola Co.                                            139,500       5,807,385
PepsiCo, Inc.                                             54,000       2,818,800
                                                                   -------------
                                                                       8,626,185
                                                                   -------------
BIOTECHNOLOGY (2.2%)
Amgen, Inc.*                                             188,100      12,066,615
Genentech, Inc.*                                          40,500       2,204,820
Gilead Sciences, Inc.*                                   172,700       6,042,773
                                                                   -------------
                                                                      20,314,208
                                                                   -------------
CAPITAL MARKETS (8.1%)
Ameritrade Holding Corp., Class A*                       424,900       6,042,078
Charles Schwab Corp.                                     383,300       4,584,268
Credit Suisse Group (Switzerland)*+                      166,500       7,004,255
Goldman Sachs Group, Inc.                                 53,900       5,607,756
Mellon Financial Corp.                                   207,900       6,467,769
Merrill Lynch & Co., Inc.                                167,500      10,011,475
Northern Trust Corp.                                     126,100       6,125,938
State Street Corp.                                       352,000      17,290,240
UBS AG (Switzerland)+                                    139,700      11,718,812
                                                                   -------------
                                                                      74,852,591
                                                                   -------------
COMMERCIAL BANKS (0.9%)
U.S. Bancorp                                             276,500       8,659,980
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Apollo Group, Inc., Class A*                              78,650       6,347,841
Cendant Corp.                                            481,400      11,255,132
                                                                   -------------
                                                                      17,602,973
                                                                   -------------
COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems, Inc.*                                     389,100       7,509,630
Corning, Inc.*                                           710,100       8,357,877
Juniper Networks, Inc.*                                  181,900       4,945,861
QUALCOMM, Inc.                                            83,600       3,544,640
                                                                   -------------
                                                                      24,358,008
                                                                   -------------
COMPUTERS & PERIPHERALS (1.8%)
Dell, Inc.*                                              402,100      16,944,494
                                                                   -------------
CONSUMER DISCRETIONARY (1.3%)
News Corp., Inc., Class A*                               561,000      10,468,260
Wal-Mart de Mexico SA de CV - Class V
  (Mexico)                                               333,300       1,145,289
                                                                   -------------
                                                                      11,613,549
                                                                   -------------
CONSUMER FINANCE (2.6%)
American Express Co.                                     232,800   $  13,122,936
SLM Corp.                                                202,100      10,790,119
                                                                   -------------
                                                                      23,913,055
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES (4.0%)
Citigroup, Inc.                                          692,310      33,355,496
Marsh & McLennan Cos., Inc.                              119,500       3,931,550
                                                                   -------------
                                                                      37,287,046
                                                                   -------------
ENERGY EQUIPMENT & SERVICES (2.3%)
Baker Hughes, Inc.                                       269,900      11,516,633
Schlumberger Ltd.                                        142,100       9,513,595
                                                                   -------------
                                                                      21,030,228
                                                                   -------------
FINANCIALS (2.1%)
Anglo Irish Bank Corp. PLC (Ireland)+                    156,000       3,790,663
WellPoint, Inc.*                                         135,300      15,559,500
                                                                   -------------
                                                                      19,350,163
                                                                   -------------
FOOD & STAPLES RETAILING (3.8%)
SYSCO Corp.                                              177,400       6,771,358
Walgreen Co.                                             187,500       7,194,375
Wal-Mart de Mexico SA de CV,
  Series V (ADR) (Mexico)                                 75,600       2,589,300
Wal-Mart Stores, Inc.                                    351,200      18,550,384
                                                                   -------------
                                                                      35,105,417
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Biogen Idec, Inc.*                                        50,300       3,350,483
Biomet, Inc.                                              81,600       3,540,624
Boston Scientific Corp.*                                 120,600       4,287,330
Medtronic, Inc.                                          174,900       8,687,283
Stryker Corp.                                             72,300       3,488,475
                                                                   -------------
                                                                      23,354,195
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Cardinal Health, Inc.                                     42,400       2,465,560
UnitedHealth Group, Inc.                                 283,600      24,965,308
                                                                   -------------
                                                                      27,430,868
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Carnival Corp. (Panama)                                  185,200      10,673,076
Compass Group PLC (United Kingdom)+                    1,040,000       4,905,521
International Game Technology                            377,400      12,975,012
MGM Mirage, Inc.*                                         30,200       2,196,748
Starbucks Corp.*                                          48,100       2,999,516
                                                                   -------------
                                                                      33,749,873
                                                                   -------------

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
INDUSTRIAL CONGLOMERATES (4.2%)
General Electric Co.                                     637,200   $  23,257,800
Tyco International Ltd.                                  443,100      15,836,394
                                                                   -------------
                                                                      39,094,194
                                                                   -------------
INFORMATION TECHNOLOGY (0.3%)
ASML Holding N.V. (Netherlands)*+                        178,200       2,848,212
                                                                   -------------
INSURANCE (4.0%)
ACE Ltd. (Bermuda)                                       113,500       4,852,125
American International Group, Inc.                       333,100      21,874,677
Hartford Financial Services Group,
  Inc. (The)                                             143,200       9,925,192
                                                                   -------------
                                                                      36,651,994
                                                                   -------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc.*                                               51,500       5,988,420
                                                                   -------------
INTERNET SOFTWARE & SERVICES (1.7%)
Google, Inc., Class A*                                    15,800       3,050,980
IAC/InterActiveCorp*                                     225,900       6,239,358
Yahoo! Inc.*                                             171,600       6,465,888
                                                                   -------------
                                                                      15,756,226
                                                                   -------------
IT SERVICES (3.9%)
Accenture Ltd., Class A (Bermuda)*                       429,900      11,607,300
Affiliated Computer Services, Inc., Class A*             190,200      11,448,138
First Data Corp.                                         125,500       5,338,770
Fiserv, Inc.*                                            187,500       7,535,625
                                                                   -------------
                                                                      35,929,833
                                                                   -------------
MACHINERY (2.3%)
Danaher Corp.                                            259,900      14,920,859
Deere & Co.                                               86,100       6,405,840
                                                                   -------------
                                                                      21,326,699
                                                                   -------------
MEDIA (6.7%)
British Sky Broadcasting PLC
  (United Kingdom)+                                      268,600       2,899,237
Clear Channel Communications, Inc.                       135,600       4,541,244
Comcast Corp., Special Class A*                          219,800       7,218,232
E.W. Scripps Co. (The), Class A                          109,400       5,281,832
Echostar Communications Corp.                            218,800       7,272,912
Liberty Media Corp., Class A                           1,395,664      15,324,391
Time Warner, Inc.*                                       413,800       8,044,272
Univision Communications, Inc., Class A*                 119,700       3,503,619
Viacom, Inc., Class B                                    212,530       7,733,967
                                                                   -------------
                                                                      61,819,706
                                                                   -------------
METALS & MINING (1.9%)
BHP Billiton Ltd. (Australia)+                           317,700       3,806,812
BHP Billiton Ltd. (ADR) (Australia)                      179,800       4,318,796
Nucor Corp.                                               59,600       3,119,464
Rio Tinto PLC (United Kingdom)+                          229,000   $   6,757,500
                                                                   -------------
                                                                      18,002,572
                                                                   -------------
MULTILINE RETAIL (2.7%)
Family Dollar Stores, Inc.                               125,700       3,925,611
Kohl's Corp.*                                            125,700       6,180,669
Target Corp.                                             278,900      14,483,277
                                                                   -------------
                                                                      24,589,557
                                                                   -------------
OIL & GAS (2.0%)
ChevronTexaco Corp.                                      165,000       8,664,150
Exxon Mobil Corp.                                        184,738       9,469,670
                                                                   -------------
                                                                      18,133,820
                                                                   -------------
PHARMACEUTICALS (4.1%)
Elan Corp. PLC (ADR) (Ireland)*                          146,300       3,986,675
Forest Laboratories, Inc.*                                74,800       3,355,528
Johnson & Johnson                                        153,900       9,760,338
Pfizer, Inc.                                             354,068       9,520,888
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel)                                         129,100       3,854,926
Wyeth                                                    166,200       7,078,458
                                                                   -------------
                                                                      37,556,813
                                                                   -------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT (4.0%)
Analog Devices, Inc.                                     200,400       7,398,768
Intel Corp.                                              476,700      11,150,013
Maxim Intergrated Products, Inc.                         104,800       4,442,472
Samsung Electronics Co., Ltd.
  (South Korea)+                                          13,000       5,648,512
Texas Instruments, Inc.                                  139,200       3,427,104
Xilinx, Inc.                                             183,200       5,431,880
                                                                   -------------
                                                                      37,498,749
                                                                   -------------
SOFTWARE (6.2%)
Adobe Systems, Inc.                                       93,400       5,859,916
Intuit, Inc.*                                            116,600       5,131,566
Mercury Interactive Corp.*                                96,400       4,391,020
Microsoft Corp.                                        1,125,700      30,067,447
Oracle Corp.*                                            395,400       5,424,888
Red Hat, Inc.*                                           233,700       3,119,895
SAP AG (Germany)+                                         22,000       3,901,295
                                                                   -------------
                                                                      57,896,027
                                                                   -------------
SPECIALTY RETAIL (3.1%)
Best Buy Co., Inc.                                       192,050      11,411,611
Home Depot, Inc.                                         239,900      10,253,326
Industria de Diseno Textil, SA (Spain)+                  125,900       3,709,650
Kingfisher PLC (United Kingdom)+                         619,900       3,681,827
                                                                   -------------
                                                                      29,056,414
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
TELECOMMUNICATION SERVICES (0.4%)
TELUS Corp. (Canada)                                      64,800   $   1,958,735
TELUS Corp. (Canada)                                      59,400       1,716,660
                                                                   -------------
                                                                       3,675,395
                                                                   -------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Hermes International (France)+                            18,349       3,664,986
                                                                   -------------
THRIFTS & MORTGAGE FINANCE (0.5%)
Fannie Mae                                                42,900       3,054,909
Freddie Mac                                               23,600       1,739,320
                                                                   -------------
                                                                       4,794,229
                                                                   -------------
TOBACCO (0.5%)
Altria Group, Inc.                                        77,000       4,704,700
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES (2.9%)
America Movil SA de CV - L Shares (ADR)
  (Mexico)                                                57,900       3,031,065
Crown Castle International Corp.*                        287,900       4,790,656
Nextel Communications, Inc., Class A*                    209,900       6,297,000
Sprint Corp.                                             153,900       3,824,415
Vodafone Group PLC (United Kingdom)+                   2,387,114       6,497,625
Vodafone Group PLC (ADR) (United Kingdom)                103,800       2,842,044
                                                                   -------------
                                                                      27,282,805
                                                                   -------------
TOTAL COMMON STOCKS (COST $763,233,961)                              905,429,570
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (97.6%)
  (COST $763,233,961)                                              $ 905,429,570
OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)                          22,116,401
                                                                   -------------
NET ASSETS (100.0%)                                                $ 927,545,971
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $772,180,059. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $ 147,002,945
Unrealized losses                                                    (13,753,434)
                                                                   -------------
  Net unrealized gain                                              $ 133,249,511
                                                                   =============

* Non-income producing security.

+ Fair valued by the Board of Directors.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (97.7%)

ADVERTISING (2.1%)
Omnicom Group, Inc.                                       68,500   $   5,775,920
                                                                   -------------
AEROSPACE & DEFENSE (2.2%)
Lockheed Martin Corp.                                     49,700       2,760,835
Northrop Grumman Corp.                                    55,800       3,033,288
                                                                   -------------
                                                                       5,794,123
                                                                   -------------
BANKING (11.1%)
Citigroup, Inc.                                          240,100      11,568,018
J.P. Morgan Chase & Co.                                  157,600       6,147,976
PNC Financial Services Group                              54,700       3,141,968
Wells Fargo & Co.                                        145,400       9,036,610
                                                                   -------------
                                                                      29,894,572
                                                                   -------------
BUSINESS MACHINES (0.6%)
Hewlett-Packard Co.                                       76,600       1,606,302
                                                                   -------------
COMMERCIAL SERVICES (1.2%)
Equifax, Inc.                                             51,000       1,433,100
Quest Diagnostics, Inc.                                   18,000       1,719,900
                                                                   -------------
                                                                       3,153,000
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (4.4%)
BEA Systems, Inc.*                                        37,400         331,364
Microsoft Corp.                                          278,100       7,428,051
Oracle Corp.*                                            307,100       4,213,412
                                                                   -------------
                                                                      11,972,827
                                                                   -------------
COMPUTERS & INFORMATION (0.0%)
Seagate Technology, Inc. Escrow*                          69,400               0
                                                                   -------------
ELECTRIC UTILITIES (6.5%)
American Electric Power Co., Inc.                         73,700       2,530,858
CMS Energy Corp.*                                         94,400         986,480
Exelon Corp.                                             142,300       6,271,161
FirstEnergy Corp.                                         99,200       3,919,392
Pepco Holdings, Inc.                                      57,600       1,228,032
Sempra Energy                                             69,900       2,563,932
                                                                   -------------
                                                                      17,499,855
                                                                   -------------
FINANCIAL SERVICES (7.9%)
Freddie Mac                                               99,400       7,325,780
Mellon Financial Corp.                                   184,700       5,746,017
Morgan Stanley                                           149,700       8,311,344
                                                                   -------------
                                                                      21,383,141
                                                                   -------------
FOOD RETAILERS (2.7%)
Albertson's, Inc.                                        152,200       3,634,536
Kroger Co. (The)*                                        211,800       3,714,972
                                                                   -------------
                                                                       7,349,508
                                                                   -------------
FOREST PRODUCTS & PAPER (1.4%)
Kimberly-Clark Corp.                                      58,100   $   3,823,561
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
UnitedHealth Group, Inc.                                  83,900       7,385,717
                                                                   -------------
HEAVY MACHINERY (1.5%)
Martin Marietta Materials, Inc.                           75,000       4,024,500
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (4.0%)
Johnson Controls, Inc.                                    56,900       3,609,736
Masco Corp.                                              197,900       7,229,287
                                                                   -------------
                                                                      10,839,023
                                                                   -------------
HOUSEHOLD PRODUCTS (2.4%)
Illinois Tool Works, Inc.                                 69,000       6,394,920
                                                                   -------------
INSURANCE (5.5%)
Aflac, Inc.                                               55,600       2,215,104
Allstate Corp.                                            56,500       2,922,180
Hartford Financial Services Group, Inc.
  (The)                                                   39,800       2,758,538
WellPoint, Inc.*                                          29,500       3,392,500
Willis Group Holdings Ltd.                                86,400       3,557,088
                                                                   -------------
                                                                      14,845,410
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (6.9%)
Dex Media, Inc.                                           57,700       1,440,192
Time Warner, Inc.*                                       271,100       5,270,184
Tribune Co.                                               65,000       2,739,100
Univision Communications, Inc., Class A*                  75,700       2,215,739
Viacom, Inc., Class B                                    191,800       6,979,602
                                                                   -------------
                                                                      18,644,817
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (1.9%)
Medtronic, Inc.                                           37,800       1,877,526
Mettler-Toledo International, Inc.*                       62,000       3,181,220
                                                                   -------------
                                                                       5,058,746
                                                                   -------------
OIL & GAS (4.3%)
Exxon Mobil Corp.                                        145,900       7,478,834
Kerr-Mcgee Corp.                                          19,500       1,126,905
Marathon Oil Corp.                                        75,900       2,854,599
                                                                   -------------
                                                                      11,460,338
                                                                   -------------
PHARMACEUTICALS (15.4%)
Allergan, Inc.                                            93,200       7,555,724
Bristol-Myers Squibb Co.                                  92,700       2,374,974
Cephalon, Inc.*                                           46,300       2,355,744
Genzyme Corp.*                                            71,800       4,169,426
Johnson & Johnson                                        164,800      10,451,616

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PHARMACEUTICALS (CONTINUED)
Medco Health Solutions, Inc.*                             12,700   $     528,320
Mylan Laboratories, Inc.                                 218,500       3,863,080
Pfizer, Inc.                                             120,700       3,245,623
Wyeth                                                    161,700       6,886,803
                                                                   -------------
                                                                      41,431,310
                                                                   -------------
RETAILERS (5.4%)
Advanced Auto Parts, Inc.*                                29,100       1,271,088
Costco Wholesale Corp.                                   128,800       6,235,208
IAC/InterActiveCorp*                                      91,900       2,538,278
Kohl's Corp.*                                             51,900       2,551,923
TJX Co., Inc.                                             77,400       1,945,062
                                                                   -------------
                                                                      14,541,559
                                                                   -------------
TELECOMMUNICATIONS (4.3%)
Nextel Communications, Inc., Class A*                    309,100       9,273,000
SBC Communications, Inc.                                  86,900       2,239,413
                                                                   -------------
                                                                      11,512,413
                                                                   -------------
TRANSPORTATION (3.3%)
Burlington Northern Santa Fe Corp.                       190,000       8,988,900
                                                                   -------------
TOTAL COMMON STOCKS (COST $236,052,905)                              263,380,462
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (97.7%)
  (COST $236,052,905)                                              $ 263,380,462
OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)                           6,272,325
                                                                   -------------
NET ASSETS (100.0%)                                                $ 269,652,787
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $237,509,517. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  28,797,929
Unrealized losses                                                     (2,926,984)
                                                                   -------------
  Net unrealized gain                                              $  25,870,945
                                                                   =============

* Non-income producing security.

Category percentages are based on net assets.

See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (90.7%)

BANKING (9.7%)
Bank of America Corp.                                    225,540   $  10,598,125
Citigroup, Inc.                                          215,160      10,366,409
J.P. Morgan Chase & Co.                                   45,490       1,774,565
PNC Financial Services Group                              90,700       5,209,808
SunTrust Banks, Inc.                                       6,920         511,250
Wachovia Corp.                                            30,642       1,611,769
Wells Fargo & Co.                                        143,500       8,918,525
                                                                   -------------
                                                                      38,990,451
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (6.5%)
Altria Group, Inc.                                       120,280       7,349,108
Coca-Cola Co.                                            103,900       4,325,357
Kraft Foods, Inc.                                        175,600       6,253,116
Unilever N.V. (Netherlands)                              121,300       8,091,923
                                                                   -------------
                                                                      26,019,504
                                                                   -------------
BUSINESS MACHINES (0.9%)
Hewlett-Packard Co.                                      126,945       2,662,037
International Business Machines Corp.                     10,810       1,065,650
                                                                   -------------
                                                                       3,727,687
                                                                   -------------
BUSINESS SERVICES (0.4%)
SunGard Data Systems, Inc.*                               55,360       1,568,349
                                                                   -------------
CHEMICALS (3.9%)
Dow Chemical Co.                                          78,000       3,861,780
Du Pont (E.I.) de Nemours & Co.                          179,500       8,804,475
Rohm & Haas Co.                                           66,200       2,928,026
                                                                   -------------
                                                                      15,594,281
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (1.0%)
Affiliated Computer Services, Inc., Class A*              35,300       2,124,707
Check Point Software Technologies Ltd.
  (Israel)*                                                2,960          72,905
Cognex Corp.                                              21,970         612,963
Credence Systems Corp.*                                   64,210         587,521
Microsoft Corp.                                           22,960         613,262
                                                                   -------------
                                                                       4,011,358
                                                                   -------------
COMPUTERS & INFORMATION (0.2%)
Lexmark International, Inc.*                               8,880         754,800
                                                                   -------------
CONSUMER GOODS AND SERVICES (0.7%)
Eastman Kodak Co.                                         85,600       2,760,600
                                                                   -------------
ELECTRIC UTILITIES (4.0%)
American Electric Power Co., Inc.                         84,650       2,906,881
Constellation Energy Group, Inc.                          57,430       2,510,265
Dominion Resources, Inc.                                  50,000       3,387,000
FirstEnergy Corp.                                         94,000       3,713,940
Public Service Enterprise Group, Inc.                     37,930   $   1,963,636
Scottish Power PLC (ADR)
  (United Kingdom)                                        12,580         391,993
TXU Corp.                                                 19,250       1,242,780
                                                                   -------------
                                                                      16,116,495
                                                                   -------------
ELECTRONICS (0.4%)
Flextronics International Ltd.*                           63,080         871,766
Intel Corp.                                                5,980         139,872
Jabil Circuit, Inc.*                                      11,840         302,867
KEMET Corp.*                                              33,950         303,852
Novellus Systems, Inc.                                     5,820         162,320
                                                                   -------------
                                                                       1,780,677
                                                                   -------------
ENTERTAINMENT & LEISURE (2.2%)
Mattel, Inc.                                             112,800       2,198,472
Walt Disney Co.                                          232,740       6,470,172
                                                                   -------------
                                                                       8,668,644
                                                                   -------------
FINANCIAL SERVICES (6.0%)
Berkshire Hathaway, Inc., Class B*                            10          29,360
Capital One Financial Corp.                                3,380         284,630
Fannie Mae                                                25,300       1,801,613
Freddie Mac                                              243,320      17,932,684
Lehman Brothers Holdings, Inc.                            18,600       1,627,128
Merrill Lynch & Co., Inc.                                 38,170       2,281,421
                                                                   -------------
                                                                      23,956,836
                                                                   -------------
FOOD RETAILERS (0.3%)
Kroger Co. (The)*                                         64,060       1,123,612
                                                                   -------------
FOREST PRODUCTS & PAPER (8.7%)
Georgia-Pacific Corp.                                    277,700      10,408,196
International Paper Co.                                  388,640      16,322,880
Kimberly-Clark Corp.                                     124,610       8,200,584
Neenah Paper, Inc.*                                        3,500         114,100
                                                                   -------------
                                                                      35,045,760
                                                                   -------------
INSURANCE (5.5%)
Allstate Corp.                                            42,590       2,202,755
Ambac Financial Group, Inc.                               17,720       1,455,344
Assurant, Inc.                                            47,200       1,441,960
Chubb Corp.                                               82,850       6,371,165
Genworth Financial, Inc., Class A                         58,900       1,590,300
Hartford Financial Services Group, Inc.
  (The)                                                   14,000         970,340
MetLife, Inc.                                             63,400       2,568,334
RenaissanceRe Holdings Ltd. (Bermuda)                      4,500         234,360
St. Paul Travelers Companies, Inc. (The)                  39,405       1,460,743
Torchmark Corp.                                           62,670       3,580,964
                                                                   -------------
                                                                      21,876,265
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
MEDIA--BROADCASTING & PUBLISHING (4.6%)
Clear Channel Communications, Inc.                       219,000   $   7,334,310
Liberty Media Corp., Class A                             487,900       5,357,142
Liberty Media International, Inc., Class A*               38,085       1,760,669
Time Warner, Inc.*                                       204,200       3,969,648
                                                                   -------------
                                                                      18,421,769
                                                                   -------------
METALS AND MINING (1.8%)
Alcoa, Inc.                                              236,900       7,443,398
                                                                   -------------
OIL & GAS (9.8%)
BP PLC (ADR) (United Kingdom)                             28,870       1,686,008
ConocoPhillips                                            44,949       3,902,922
GlobalSantaFe Corp.                                       81,300       2,691,843
Halliburton Co.                                          279,740      10,976,998
Petroleo Brasileiro SA (ADR) (Brazil)                    124,200       4,940,676
Royal Dutch Petroleum Co. N.V., NY Shares
  (Netherlands)                                           40,200       2,306,676
Schlumberger Ltd.                                         54,650       3,658,817
Total SA (ADR) (France)                                   56,600       6,216,944
Transocean, Inc.*                                         65,400       2,772,306
                                                                   -------------
                                                                      39,153,190
                                                                   -------------
PHARMACEUTICALS (13.3%)
AmerisourceBergen Corp.                                   53,100       3,115,908
Bristol-Myers Squibb Co.                                 525,990      13,475,864
GlaxoSmithKline PLC (ADR)
  (United Kingdom)                                       370,800      17,572,212
Pfizer, Inc.                                             197,972       5,323,467
Roche Holdings Ltd. AG (ADR) (Switzerland)                44,670       5,142,294
Schering-Plough Corp.                                    207,040       4,322,995
Wyeth                                                    103,220       4,396,140
                                                                   -------------
                                                                      53,348,880
                                                                   -------------
RESTAURANTS AND LODGING (1.0%)
Darden Restaurants, Inc.                                  60,200       1,669,948
McDonald's Corp.                                          68,820       2,206,369
                                                                   -------------
                                                                       3,876,317
                                                                   -------------
RETAILERS (1.9%)
CVS Corp.                                                 63,810       2,875,917
Federated Department Stores, Inc.                         50,560       2,921,862
May Department Stores Co. (The)                           59,400       1,746,360
                                                                   -------------
                                                                       7,544,139
                                                                   -------------
TELECOMMUNICATIONS (7.3%)
Amdocs Ltd.*                                                 110           2,887
Andrew Corp.*                                              1,560          21,263
Ericsson LM (ADR) (Sweden)*                               18,377         578,692
Nokia Oyj (ADR) (Finland)                                 36,730         575,559
SBC Communications, Inc.                                 396,200      10,210,074
Sprint Corp.                                             320,110   $   7,954,733
Verizon Communications, Inc.                             245,080       9,928,191
                                                                   -------------
                                                                      29,271,399
                                                                   -------------
TEXTILES, CLOTHING & FABRICS (0.6%)
Jones Apparel Group, Inc.                                 64,600       2,362,422
                                                                   -------------
TOTAL COMMON STOCKS (COST $317,230,911)                              363,416,833
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (90.7%)
  (COST $317,230,911)                                              $ 363,416,833
OTHER ASSETS IN EXCESS OF LIABILITIES (9.3%)                          37,257,812
                                                                   -------------
NET ASSETS (100.0%)                                                $ 400,674,645
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $317,418,848. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  47,959,869
Unrealized losses                                                     (1,961,884)
                                                                   -------------
  Net unrealized gain                                              $  45,997,985
                                                                   =============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMON STOCKS (68.3%)

AEROSPACE & DEFENSE (1.4%)
Northrop Grumman Corp.                                    81,800   $   4,446,648
Raytheon Co.                                             101,770       3,951,729
                                                                   -------------
                                                                       8,398,377
                                                                   -------------
AUTOMOTIVE (2.3%)
Honda Motor Co., Ltd., Sponsored ADR
  (Japan)                                                340,630       8,876,818
Magna International, Inc., Class A (Canada)               54,700       4,515,485
                                                                   -------------
                                                                      13,392,303
                                                                   -------------
BANKING (5.3%)
Bank of America Corp.                                    131,010       6,156,160
Citigroup, Inc.                                          204,380       9,847,028
J.P. Morgan Chase & Co.                                  317,830      12,398,548
PNC Financial Services Group                              56,090       3,221,810
                                                                   -------------
                                                                      31,623,546
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (3.3%)
Altria Group, Inc.                                        72,890       4,453,579
Cadbury Schweppes PLC, Sponsored ADR
  (United Kingdom)                                       134,580       5,073,666
Coca-Cola Co.                                            138,740       5,775,746
Kraft Foods, Inc.                                        122,060       4,346,557
                                                                   -------------
                                                                      19,649,548
                                                                   -------------
BUSINESS MACHINES (0.6%)
International Business Machines Corp.                     33,360       3,288,629
                                                                   -------------
BUSINESS SERVICES (1.2%)
Automatic Data Processing, Inc.                           90,560       4,016,336
SunGard Data Systems, Inc.*                              112,960       3,200,157
                                                                   -------------
                                                                       7,216,493
                                                                   -------------
CHEMICALS (3.0%)
Bayer AG, Sponsored ADR (Germany)                        352,900      11,991,542
Dow Chemical Co.                                         112,210       5,555,517
                                                                   -------------
                                                                      17,547,059
                                                                   -------------
COMMERCIAL SERVICES (1.7%)
Accenture Ltd., Class A (Bermuda)*                       207,680       5,607,360
Equifax, Inc.                                            156,800       4,406,080
                                                                   -------------
                                                                      10,013,440
                                                                   -------------
COMMUNICATIONS (0.6%)
France Telecom SA, Sponsored ADR
  (France)                                               107,350       3,551,138
                                                                   -------------
COMPUTER SOFTWARE & PROCESSING (1.2%)
Computer Associates International, Inc.                  109,540       3,402,312
Microsoft Corp.                                          146,350       3,909,009
                                                                   -------------
                                                                       7,311,321
                                                                   -------------
ELECTRIC UTILITIES (3.7%)
American Electric Power Co., Inc.                         89,720   $   3,080,985
Consolidated Edison, Inc.                                 69,830       3,055,063
Edison International                                      60,500       1,937,815
Entergy Corp.                                             76,100       5,143,599
Exelon Corp.                                              94,500       4,164,615
FirstEnergy Corp.                                        117,000       4,622,670
                                                                   -------------
                                                                      22,004,747
                                                                   -------------
ELECTRONICS (2.2%)
Applied Materials, Inc.*                                 186,510       3,189,321
Freescale Semiconductor, Inc., Class B*                      486           8,923
General Electric Co.                                     204,050       7,447,825
Intel Corp.                                               98,050       2,293,390
                                                                   -------------
                                                                      12,939,459
                                                                   -------------
ENTERTAINMENT & LEISURE (1.6%)
Starwood Hotels & Resorts Worldwide, Inc.                 43,230       2,524,632
Walt Disney Co.                                          249,410       6,933,598
                                                                   -------------
                                                                       9,458,230
                                                                   -------------
FINANCIAL SERVICES (4.8%)
Charles Schwab Corp.                                     168,050       2,009,878
Freddie Mac                                              104,270       7,684,699
Goldman Sachs Group, Inc.                                 13,810       1,436,792
Lehman Brothers Holdings, Inc.                           101,210       8,853,851
Merrill Lynch & Co., Inc.                                143,170       8,557,271
                                                                   -------------
                                                                      28,542,491
                                                                   -------------
FOREST PRODUCTS & PAPER (1.3%)
Kimberly-Clark Corp.                                      75,600       4,975,236
Temple-Inland, Inc.                                       40,100       2,742,840
                                                                   -------------
                                                                       7,718,076
                                                                   -------------
HEAVY MACHINERY (1.4%)
Ingersoll Rand Co., Ltd.                                  42,860       3,441,658
Parker Hannifin Corp.                                     66,400       5,029,136
                                                                   -------------
                                                                       8,470,794
                                                                   -------------
INSURANCE (5.1%)
Aegon NV (ADR) (Netherlands)                             106,530       1,460,526
Chubb Corp.                                               94,800       7,290,120
CIGNA Corp.                                               70,300       5,734,371
Hartford Financial Services Group, Inc.
  (The)                                                   81,970       5,681,341
MetLife, Inc.                                             14,400         583,344
Prudential Financial, Inc.                                76,901       4,226,479
St. Paul Travelers Companies, Inc. (The)                 143,890       5,334,002
WellPoint, Inc.*                                             456          52,440
                                                                   -------------
                                                                      30,362,623
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
MEDIA--BROADCASTING & PUBLISHING (3.2%)
Clear Channel Communications, Inc.                       187,990   $   6,295,785
Time Warner, Inc.*                                       558,260      10,852,574
Viacom, Inc., Class B                                     54,530       1,984,347
                                                                   -------------
                                                                      19,132,706
                                                                   -------------
MEDICAL AND HEALTH PRODUCTS (0.9%)
Applera Corp. - Applied Biosystems Group                  32,630         682,293
Bausch & Lomb, Inc.                                       75,900       4,892,514
                                                                   -------------
                                                                       5,574,807
                                                                   -------------
METALS AND MINING (0.9%)
Newmont Mining Corp.                                     122,460       5,438,449
                                                                   -------------
OIL & GAS (8.4%)
BP PLC (ADR) (United Kingdom)                            177,800      10,383,520
ConocoPhillips                                            71,500       6,208,345
Exxon Mobil Corp.                                        146,300       7,499,338
Royal Dutch Petroleum Co. N.V., NY Shares
  (Netherlands)                                          161,110       9,244,492
Schlumberger Ltd.                                        136,300       9,125,285
Valero Energy Corp.                                      105,200       4,776,080
Williams Companies, Inc. (The)                           156,100       2,542,869
                                                                   -------------
                                                                      49,779,929
                                                                   -------------
PHARMACEUTICALS (7.8%)
Bristol-Myers Squibb Co.                                 549,810      14,086,132
Eli Lilly and Co.                                         53,080       3,012,290
GlaxoSmithKline PLC (ADR)
  (United Kingdom)                                        64,970       3,078,928
Roche Holdings Ltd. AG (ADR) (Switzerland)                74,820       8,613,084
Sanofi-Synthelabo SA (ADR) (France)                      100,240       4,014,612
Schering-Plough Corp.                                    429,250       8,962,740
Wyeth                                                    108,600       4,625,274
                                                                   -------------
                                                                      46,393,060
                                                                   -------------
RAILROADS (1.4%)
Norfolk Southern Corp.                                   237,200       8,584,268
                                                                   -------------
RESTAURANTS AND LODGING (1.5%)
Hilton Hotels Corp.                                       86,660       1,970,648
Marriott International, Inc., Class A                     80,160       5,048,477
McDonald's Corp.                                          50,520       1,619,671
                                                                   -------------
                                                                       8,638,796
                                                                   -------------
RETAILERS (1.5%)
Kohl's Corp.*                                            103,460       5,087,128
Target Corp.                                              75,100       3,899,943
                                                                   -------------
                                                                       8,987,071
                                                                   -------------
TELECOMMUNICATIONS (2.0%)
Motorola, Inc.                                           126,100       2,168,920
Sprint Corp.                                             119,300       2,964,605
Verizon Communications, Inc.                             169,030   $   6,847,405
                                                                   -------------
                                                                      11,980,930
                                                                   -------------
TOTAL COMMON STOCKS (COST $395,000,172)                              405,998,290
                                                                   -------------
CONVERTIBLE PREFERRED STOCKS (5.4%)

ADVERTISING (0.0%)
Interpublic Group of Cos., Inc.                            2,300         113,562
                                                                   -------------
AIRLINES (0.0%)
Continental Airlines Finance Trust II                      1,260          29,453
                                                                   -------------
ELECTRIC UTILITIES (0.1%)
Centerpoint Energy, Inc.                                  11,000         406,923
                                                                   -------------
FINANCIAL SERVICES (0.4%)
International Paper Capital Trust                          4,000         202,500
Newell Financial Trust I                                  33,200       1,564,550
Sovereign Capital Trust II                                 7,700         377,300
                                                                   -------------
                                                                       2,144,350
                                                                   -------------
INSURANCE (1.1%)
Chubb Corp.                                               65,900       1,949,981
Conseco, Inc.                                             32,000         848,000
St. Paul Travelers Cos. (The), Inc.                       21,500       1,440,070
Travelers Property Casualty Corp.                         47,000       1,082,410
UnumProvident Corp.                                       33,600       1,213,800
                                                                   -------------
                                                                       6,534,261
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (0.4%)
Sinclair Broadcast Group, Inc.                            20,900         908,941
Tribune Co.                                               15,920       1,450,710
                                                                   -------------
                                                                       2,359,651
                                                                   -------------
MEDICAL SUPPLIES (0.6%)
Baxter International, Inc.                                63,800       3,602,148
                                                                   -------------
MORTGAGE BACKED (0.7%)
Fannie Mae                                                    42       4,452,000
                                                                   -------------
OFFICE EQUIPMENT & SUPPLIES (0.3%)
Omnicare, Inc.                                            31,300       1,726,508
                                                                   -------------
OIL & GAS (1.2%)
Amerada Hess Corp.                                        67,300       4,963,375
El Paso Energy Capital Trust I                            58,200       2,135,940
                                                                   -------------
                                                                       7,099,315
                                                                   -------------
PHARMACEUTICALS (0.6%)
Mckesson Financing Trust                                   2,000         101,000
Schering-Plough Corp.                                     61,100       3,427,710
                                                                   -------------
                                                                       3,528,710
                                                                   -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $31,085,737)                                                  31,996,881
                                                                   -------------

See Notes to Financial Statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
PREFERRED STOCKS (0.2%)

COMMERCIAL SERVICES (0.2%)
United Rentals Trust I                                    24,900   $   1,080,037
                                                                   -------------
FINANCIAL SERVICES (0.0%)
Coltec Capital Trust                                         700          33,075
                                                                   -------------
TOTAL PREFERRED STOCKS (COST $1,110,106)                               1,113,112
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CORPORATE DEBT (3.5%)

AEROSPACE & DEFENSE (0.1%)
Northrop Grumman Corp., Note, 7.125%,
  02/15/11                                         $     275,000         315,991
Raytheon Co., Note, 8.300%, 03/01/10                      12,000          14,235
                                                                   -------------
                                                                         330,226
                                                                   -------------
AIRLINES (0.0%)
America West Airlines, Inc., Series 2001-1,
  Class G, 7.100%, 04/02/21                               64,988          69,040
FedEx Corp., 2.650%, 04/01/07                            150,000         146,993
                                                                   -------------
                                                                         216,033
                                                                   -------------
AUTOMOTIVE (0.3%)
DaimlerChrysler North America Holding Corp.,
  Senior Global Note, 7.300%, 01/15/12                   110,000         125,052
Ford Motor Credit Co., Note, 7.250%,
  10/25/11                                               150,000         161,081
General Motors Acceptance Corp., Global
  Note, 6.875%, 09/15/11                               1,000,000       1,026,158
General Motors Corp., 8.375%, 07/15/33                   170,000         176,622
                                                                   -------------
                                                                       1,488,913
                                                                   -------------
BANKING (0.8%)
American General Finance Corp., Senior Note,
  (MTN), 4.625%, 05/15/09                                395,000         402,347
Bank of America Corp., Senior Note, 3.375%,
  02/17/09                                               425,000         416,837
Bank of New York Co. (The), Inc., Senior
  Note, 5.200%, 07/01/07                                  50,000          52,013
CIT Group, Inc., Senior Note, 2.875%,
  09/29/06                                               125,000         123,749
CIT Group, Inc., Senior Note, 7.375%,
  04/02/07                                               100,000         108,031
Citigroup, Inc., 6.000%, 02/21/12                        150,000         164,336
Citigroup, Inc., Global Senior Note, 6.500%,
  01/18/11                                               250,000         279,516
FleetBoston Financial Corp., Senior Note,
  7.250%, 09/15/05                                       125,000         128,651
Ford Motor Credit Co., Global Note, 7.375%,
  10/28/09                                               150,000         161,964
General Electric Capital Corp., Note, (MTN),
  4.250%, 12/01/10                                 $     150,000   $     150,112
General Electric Capital Corp., Note, (MTN),
  6.750%, 03/15/32                                       250,000         293,599
General Electric Capital Corp., Series A, Note,
  (MTN), 4.750%, 09/15/14                                100,000          99,869
General Motors Acceptance Corp., Note,
  4.500%, 07/15/06                                        50,000          50,049
Household Finance Corp., Note, 4.125%,
  12/15/08                                               125,000         125,624
Household Finance Corp., Note, 6.400%,
  06/17/08                                               150,000         161,957
Household Finance Corp., Note, 6.750%,
  05/15/11                                               175,000         196,646
Household Finance Corp., Note, 8.000%,
  07/15/10                                                25,000          29,457
Household Finance Corp., Note, (MTN),
  4.125%, 11/16/09                                        25,000          24,893
Household Finance Corp., Senior Note,
  5.875%, 02/01/09                                        50,000          53,478
JPMorgan Chase & Co., Note, 6.750%,
  02/01/11                                               250,000         281,205
MBNA America Bank NA, Note, 7.125%,
  11/15/12^                                              125,000         142,406
SLM Corp., Note, 4.000%, 01/15/10                        230,000         228,476
SLM Corp., Note, (MTN), (FRN), 5.000%,
  10/01/13                                               225,000         228,244
Wachovia Corp., Note, 3.625%, 02/17/09                   475,000         469,975
Washington Mutual Bank FA, Note, 5.500%,
  01/15/13                                               125,000         129,297
Washington Mutual, Inc., Subordinated Note,
  8.250%, 04/01/10                                       210,000         245,953
                                                                   -------------
                                                                       4,748,684
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (0.2%)
Altria Group, Inc., Note, 7.000%, 11/04/13               175,000         189,936
Altria Group, Inc., Note, 7.750%, 01/15/27               135,000         151,942
Kraft Foods, Inc., 5.625%, 11/01/11                      225,000         238,599
Kraft Foods, Inc., Note, 6.250%, 06/01/12                115,000         126,432
Miller Brewing Co., Guaranteed Note (144A),
  4.250%, 08/15/08^                                      100,000         100,993
Pepsi Bottling Group, Inc., Guaranteed Senior
  Note, 7.000%, 03/01/29                                 225,000         272,024
                                                                   -------------
                                                                       1,079,926
                                                                   -------------
BUILDING MATERIALS (0.0%)
Lowe's Cos., Inc., Note, 6.500%, 03/15/29                100,000         113,643
                                                                   -------------
CHEMICALS (0.0%)
Sealed Air Corp., Note (144A), 5.625%,
  07/15/13^                                              225,000         233,160
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
COMMERCIAL SERVICES (0.1%)
Ras Laffan Liquefied Natural Gas Co., Ltd.,
  Note (144A), 8.294%, 03/15/14^                   $     125,000   $     148,323
Waste Management, Inc., Senior Note,
  7.000%, 07/15/28                                        70,000          79,193
Waste Management, Inc., Senior Note,
  7.375%, 08/01/10                                        75,000          86,069
                                                                   -------------
                                                                         313,585
                                                                   -------------
COMMUNICATIONS (0.0%)
France Telecom, 9.250%, 03/01/31 (France)                100,000         135,960
                                                                   -------------
ELECTRIC UTILITIES (0.2%)
Appalachian Power Co., Series H, Senior
  Note, 5.950%, 05/15/33                                  50,000          50,691
Arizona Public Service Co., Note, 5.800%,
  06/30/14                                               235,000         251,407
Cincinnati Gas & Electric, Co., Note, 5.700%,
  09/15/12                                               160,000         169,773
Cincinnati Gas & Electric, Series B, Note,
  5.375%, 06/15/33                                       100,000          95,461
Columbus Southern Power Co., Series D,
  6.600%, 03/01/33                                       225,000         252,553
Detroit Edison Co., Senior Note, 6.125%,
  10/01/10                                                 5,000           5,461
Duke Energy Corp. Note, 4.500%, 04/01/10                  10,000          10,130
Entergy Gulf States, 3.600%, 06/01/08                    100,000          98,458
Ohio Power Co., Series G, 6.600%, 02/15/33                25,000          28,060
Pacific Gas & Electric Co., Note, 6.050%,
  03/01/34                                               200,000         208,447
Southern California Edison Co., Note, 5.000%,
  01/15/14                                                25,000          25,450
TXU Energy Co., 7.000%, 03/15/13                         125,000         139,827
Wisconsin Electric Power, Note, 3.500%,
  12/01/07                                                 5,000           4,983
Wisconsin Electric Power, Note, 5.625%,
  05/15/33                                                25,000          25,520
                                                                   -------------
                                                                       1,366,221
                                                                   -------------
ELECTRONICS (0.0%)
Raytheon Co., Note, 6.150%, 11/01/08                      75,000          80,704
                                                                   -------------
ENTERTAINMENT & LEISURE (0.1%)
Historic TW, Inc., Guaranteed Note, 6.625%,
  05/15/29                                               290,000         313,454
                                                                   -------------
FINANCIAL INSTITUTIONS (0.0%)
Sprint Capital Corp., 8.750%, 03/15/32                   100,000         133,641
                                                                   -------------
FINANCIAL SERVICES (0.5%)
American General Finance Corp., Series H,
  Senior Note, (MTN), 4.625%, 09/01/10             $      15,000   $      15,021
Caterpillar Financial Services Corp., Series F,
  Note, (MTN), 3.625%, 11/15/07                          365,000         365,647
CIT Group, Inc., Senior Note, 3.650%,
  11/23/07                                                10,000           9,968
Citigroup, Inc., 5.625%, 08/27/12                        200,000         213,320
Countrywide Home Loans, Inc., Note, (MTN),
  (FRN), 3.250%, 05/21/08                                325,000         318,045
DaimlerChrysler North America Holding Corp.,
  Note, 7.750%, 01/18/11                                 175,000         202,042
Farmers Exchange Capital Corp., Note (144A),
  7.050%, 07/15/28^                                      350,000         359,537
General Motors Acceptance Corp., 8.000%,
  11/01/31                                               400,000         412,305
Goldman Sachs Group, Inc., 6.875%,
  01/15/11                                               250,000         282,397
Goldman Sachs Group, Inc., Global Note,
  5.250%, 10/15/13                                       200,000         204,978
Goldman Sachs Group, Inc., Senior Note,
  6.600%, 01/15/12                                        75,000          83,822
Household Finance Corp., 6.375%, 10/15/11                 50,000          55,296
Hutchison Whampoa International 00/03, Ltd.,
  Note (144A), 6.500%, 02/13/13
  (Cayman Islands)^                                      175,000         188,955
Hutchison Whampoa International 03/33, Ltd.,
  Guaranteed Note (144A), 5.450%, 11/24/10
  (Cayman Islands)^                                       50,000          51,862
MBNA Corp., Senior Note, 6.125%, 03/01/13                290,000         311,302
MMCA Automobile Trust, Series 2001-1,
  Class B, 6.190%, 06/15/07                               37,977          38,186
Nisource Finance Corp., Guaranteed Note,
  2.915%, 11/23/09                                         5,000           5,000
Telecom Italia Capital SA, Series A, Senior
  Note, 4.000%, 11/15/08 (Luxembourg)                     60,000          59,823
                                                                   -------------
                                                                       3,177,506
                                                                   -------------
FOOD RETAILERS (0.0%)
Kroger Co. (The), Senior Note, 7.250%,
  06/01/09                                               200,000         224,234
                                                                   -------------
FOREST PRODUCTS & PAPER (0.0%)
International Paper Co., Note, 5.850%,
  10/30/12                                                25,000          26,680
                                                                   -------------
INSURANCE (0.3%)
Aetna, Inc., Note, 7.375%, 03/01/06                      375,000         390,491
Aetna, Inc., Senior Note, 7.875%, 03/01/11               150,000         175,771
AXA Financial, Inc., Senior Note, 6.500%,
  04/01/08                                                50,000          54,134

See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
INSURANCE (CONTINUED)
Farmers Insurance Exchange, Note (144A),
  8.625%, 05/01/24^                                $     125,000   $     147,819
John Hancock Financial Services, Inc., Senior
  Note, 5.625%, 12/01/08                                  50,000          53,151
John Hancock Global Funding II, Note, (MTN),
  (FRN) (144A), 7.900%, 07/02/10^                         50,000          58,610
Marsh & McLennan Cos., Inc., Note, 5.375%,
  07/15/14                                               350,000         342,601
Nationwide Financial Services, Senior Note,
  6.250%, 11/15/11                                       150,000         163,771
Nationwide Mutual Insurance Co.,
  Note (144A), 8.250%, 12/01/31^                         100,000         123,965
Prudential Holdings LLC, Insured Note (144A),
  7.245%, 12/18/23^                                      250,000         297,587
                                                                   -------------
                                                                       1,807,900
                                                                   -------------
LODGING (0.0%)
Hyatt Equities LLC, Note (144A), 6.875%,
  06/15/07^                                              150,000         157,909
Marriott International, Inc., Note, Series E,
  7.000%, 01/15/08                                        10,000          10,908
                                                                   -------------
                                                                         168,817
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (0.1%)
Comcast Cable Communications, Inc., 6.750%,
  01/30/11                                                15,000          16,866
Comcast Cable Communications, Note,
  6.375%, 01/30/06                                       100,000         103,321
COX Communications, Inc., Note, 7.750%,
  11/01/10                                               200,000         229,372
Ono Finance PLC, Series ACT, 0.000%,
  05/31/09 (United Kingdom)                                  668               9
Time Warner, Inc., 7.625%, 04/15/31                      175,000         212,374
                                                                   -------------
                                                                         561,942
                                                                   -------------
METALS (0.1%)
Inco, Ltd., Note, 7.200%, 09/15/32 (Canada)              185,000         216,320
Inco, Ltd., Note, 7.750%, 05/15/12 (Canada)              150,000         177,853
                                                                   -------------
                                                                         394,173
                                                                   -------------
OIL & GAS (0.4%)
Conoco Funding Co., Note, 6.350%, 10/15/11
  (Canada)                                               250,000         279,433
ConocoPhillips, 8.750%, 05/25/10                         250,000         305,431
Consolidated Natural Gas Co., Senior Note,
  5.000%, 12/01/14                                       295,000         295,855
Kerr-McGee Corp., Note, 5.875%, 09/15/06                  25,000          25,948
Kerr-McGee Corp., Note, 7.875%, 09/15/31                  50,000          61,424
Nexen, Inc., Note, 5.050%, 11/20/13
  (Canada)                                               150,000         149,229
Occidental Petroleum Corp., Senior Note,
  8.450%, 02/15/29                                 $     320,000   $     434,791
Panhandle Eastern Pipe Line, Series A,
  Senior Note, 2.750%, 03/15/07                            5,000           4,898
PC Financial Partnership, Note, 5.000%,
  11/15/14 (Canada)                                       25,000          24,956
Pemex Project Funding Master Trust, 7.375%,
  12/15/14                                               390,000         434,460
Pemex Project Funding Master Trust, 8.625%,
  02/01/22                                                75,000          87,450
Pemex Project Funding Master Trust, Note,
  9.125%, 10/13/10                                        75,000          90,113
Petro-Canada, Senior Note, 4.000%, 07/15/13
  (Canada)                                                25,000          23,460
Petro-Canada, Senior Note, 5.350%, 07/15/33
  (Canada)                                                75,000          70,328
                                                                   -------------
                                                                       2,287,776
                                                                   -------------
RETAILERS (0.1%)
Federated Department Stores, Senior Note,
  6.900%, 04/01/29                                        10,000          11,231
May Department Stores Co. (The), Note,
  6.700%, 09/15/28                                       150,000         157,656
May Department Stores Co. (The), Note,
  7.875%, 03/01/30                                       150,000         178,599
                                                                   -------------
                                                                         347,486
                                                                   -------------
TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services, Inc., Senior Note,
  8.750%, 03/01/31                                       125,000         169,054
Deutsche Telekom International Finance,
  8.250%, 06/15/30                                       260,000         344,343
Verizon Global Funding Corp., 7.750%,
  12/01/30                                               170,000         212,029
                                                                   -------------
                                                                         725,426
                                                                   -------------
TRANSPORTATION (0.1%)
CSX Corp., Note, 6.750%, 03/15/11                        250,000         280,180
                                                                   -------------
TOTAL CORPORATE DEBT (COST $20,601,347)                               20,556,270
                                                                   -------------
CONVERTIBLE DEBT (6.5%)

AIRLINES (0.2%)
American Airlines, Inc., Senior Note, 4.250%,
  09/23/23                                               654,000         585,330
Continental Airlines, Inc., Note, 4.500%,
  02/01/07                                               956,000         805,430
                                                                   -------------
                                                                       1,390,760
                                                                   -------------
BEVERAGES, FOOD & TOBACCO (0.1%)
General Mills, Inc., Senior Note, 0.000%,
  10/28/22                                             1,165,000         831,519
                                                                   -------------

                                              See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
COMMUNICATIONS (0.5%)
Nortel Networks Corp., Guaranteed Senior
  Note, 4.250%, 09/01/08                           $   2,796,000   $   2,733,090
                                                                   -------------
ELECTRIC UTILITIES (1.0%)
Calpine Corp., Senior Note, 4.750%, 11/15/23           2,515,000       2,200,625
PG&E Corp., Subordinated Note, 9.500%,
  06/30/10                                               518,000       1,384,355
Reliant Energy, Inc., Senior Subordinated
  Note, 5.000%, 08/15/10                               1,450,000       2,388,875
                                                                   -------------
                                                                       5,973,855
                                                                   -------------
ELECTRONICS (0.4%)
Advanced Micro Devices, Inc., Senior Note,
  4.750%, 02/01/22                                     2,130,000       2,457,487
                                                                   -------------
FINANCIAL SERVICES (0.4%)
American Express Co., Senior Note, 1.850%,
  12/01/33                                             2,280,000       2,488,050
                                                                   -------------
HEALTH CARE PROVIDERS (0.4%)
Edwards Lifesciences Corp., Senior Note,
  3.875%, 05/15/33                                       713,000         754,889
Enzon Pharmaceuticals, Inc., Subordinated
  Note, 4.500%, 07/01/08                               1,434,000       1,355,130
                                                                   -------------
                                                                       2,110,019
                                                                   -------------
INSURANCE (0.3%)
Loews Corp., Subordinated Note, 3.125%,
  09/15/07                                             1,803,000       1,780,462
                                                                   -------------
MEDIA--BROADCASTING & PUBLISHING (0.1%)
Chiron Corp., Note, 1.625%, 08/01/33                     570,000         535,800
                                                                   -------------
MEDICAL SUPPLIES (0.2%)
Agilent Technologies, Inc., Senior Note,
  (FRN), 3.000%, 12/01/21                                527,000         534,246
Teradyne, Inc., Subordinated Note, 3.750%,
  10/15/06                                               465,000         471,394
                                                                   -------------
                                                                       1,005,640
                                                                   -------------
OIL & GAS (1.0%)
El Paso Corp., Note, 0.000%, 02/28/21                  4,887,000       2,596,219
Halliburton Co., Senior Note, 3.125%,
  07/15/23                                             2,502,000       3,089,970
                                                                   -------------
                                                                       5,686,189
                                                                   -------------
PHARMACEUTICALS (1.8%)
Alpharma, Inc., Note, 3.000%, 06/01/06                   727,000         916,020
Amgen, Inc., Note, 0.000%, 03/01/32                    3,466,000       2,590,835
Chiron Corp., Note, (144A), 2.750%,
  06/30/34^                                        $   1,573,000   $   1,535,641
Medimmune, Inc., Senior Note, 1.000%,
  07/15/23                                             1,987,000       1,910,004
Teva Pharmaceutical Finance LLC, Series A,
  Note, 0.500%, 02/01/24                               1,848,000       1,891,890
Valeant Pharmaceuticals International,
  Subordinated Note, 4.000%, 11/15/13                    117,000         129,139
Watson Pharmaceuticals, Inc., Senior Note,
  1.750%, 03/15/23                                     1,952,000       2,020,320
                                                                   -------------
                                                                      10,993,849
                                                                   -------------
RETAILERS (0.1%)
Amazon.Com, Inc., Senior Note, 4.750%,
  02/01/09                                               800,000         805,000
                                                                   -------------
TOTAL CONVERTIBLE DEBT (COST $38,239,431)                             38,791,720
                                                                   -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.0%)

U.S. TREASURY BONDS & NOTES (14.0%)
U.S. Treasury Bill, 2.220%, 03/24/05                     200,000         198,989
U.S. Treasury Bond, 5.500%, 08/15/28                     475,000         514,262
U.S. Treasury Bond, 6.125%, 08/15/29                   4,100,000       4,814,942
U.S. Treasury Bond, 6.250%, 05/15/30                     750,000         896,924
U.S. Treasury Bond, 7.625%, 02/15/25                     900,000       1,219,184
U.S. Treasury Bond, 8.125%, 08/15/21                   1,800,000       2,492,860
U.S. Treasury Bond, 8.750%, 08/15/20                   1,100,000       1,590,360
U.S. Treasury Bond, 9.000%, 11/15/18                   1,250,000       1,810,988
U.S. Treasury Bond, 9.375%, 02/15/06                   1,300,000       1,393,844
U.S. Treasury Note, 1.875%, 01/31/06                  34,000,000      33,683,936
U.S. Treasury Note, 3.500%, 11/15/06                   8,280,000       8,352,458
U.S. Treasury Note, 3.875%, 02/15/13                   7,510,000       7,412,025
U.S. Treasury Note, 4.750%, 11/15/08                   5,400,000       5,657,558
U.S. Treasury Note, 5.625%, 02/15/06                   4,000,000       4,125,004
U.S. Treasury Note, 6.125%, 08/15/07                     900,000         966,164
U.S. Treasury Note, 6.500%, 02/15/10                   1,250,000       1,415,576
U.S. Treasury Note, 6.625%, 05/15/07                   1,400,000       1,510,743
U.S. Treasury Note, 6.750%, 05/15/05                   2,750,000       2,793,401
U.S. Treasury STRIPS, 0.000%, 05/15/25                 3,750,000       1,328,651
U.S. Treasury STRIPS, 0.000%, 08/15/25                 3,300,000       1,161,399
                                                                   -------------
                                                                      83,339,268
                                                                   -------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $83,299,603)                                                  83,339,268
                                                                   -------------
SOVEREIGN DEBT OBLIGATIONS (0.2%)

MEXICO (0.1%)
United Mexican States, 8.300%, 08/15/31                  325,000         381,713
                                                                   -------------

See Notes to Financial Statements.

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
MISCELLANEOUS (0.1%)
United Mexican States, 8.000%, 09/24/22            $     150,000   $     173,400
United Mexican States, 8.375%, 01/14/11                  575,000         676,775
                                                                   -------------
                                                                         850,175
                                                                   -------------
TOTAL SOVEREIGN DEBT OBLIGATIONS
  (COST $1,229,697)                                                    1,231,888
                                                                   -------------
TOTAL INVESTMENTS AT MARKET VALUE (98.1%)
  (COST $570,566,093)                                              $ 583,027,429
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                          11,549,439
                                                                   -------------
NET ASSETS (100.0%)                                                $ 594,576,868
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $570,767,817. Unrealized gains and losses, based on identified tax cost at December 31, 2004, are as follows:

Unrealized gains                                                   $  14,386,481
Unrealized losses                                                     (2,126,869)
                                                                   -------------
  Net unrealized gain                                              $  12,259,612
                                                                   =============

* Non-income producing security.

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the market value of these securities amounted to $3,546,767 or 0.60% of net assets.

ADR American Depository Receipt

FRN Floating Rate Note

MTN Medium Term Note

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                 ING AELTUS         ING AMERICAN
                                                               ENHANCED INDEX      CENTURY SELECT
                                                                PORTFOLIO(1)        PORTFOLIO(2)
                                                             -----------------    -----------------
ASSETS:
Investments, at market value                                 $      46,948,957    $     250,747,690
Cash                                                                   882,815            1,169,089
Receivable for:
  Dividends and interest                                                77,791              166,299
  Investments sold                                                          --              568,061
  Fund shares sold                                                       5,782               12,464
  Recoverable foreign taxes                                                 --                  544
  Variation margin on futures contracts                                     --                   --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                        --                  973
                                                             -----------------    -----------------
      Total Assets                                                  47,915,345          252,665,120
                                                             -----------------    -----------------

LIABILITIES:
Payable for:
  Investments purchased                                                364,911              372,928
  Fund shares redeemed                                                 179,979            5,906,676
  Variation margin on futures contracts                                    200                   --
Administrative services fees payable                                     7,917                3,761
Advisory fees payable                                                   23,751              113,559
Distribution plan fees payable                                             755                7,954
Shareholder service fees payable                                         9,050                7,620
Gross unrealized loss on forward foreign currency
  exchange contracts                                                        --              182,013
                                                             -----------------    -----------------
      Total Liabilities                                                586,563            6,594,511
                                                             -----------------    -----------------
NET ASSETS                                                   $      47,328,782    $     246,070,609
                                                             =================    =================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                              $      46,530,596    $     244,091,278
Net unrealized gain on investments, open futures
  contracts and foreign currency related transactions                4,053,209            6,799,906
Undistributed net investment income (loss)                             414,732              180,938
Accumulated net realized gain (loss)                                (3,669,755)          (5,001,513)
                                                             -----------------    -----------------
NET ASSETS                                                   $      47,328,782    $     246,070,609
                                                             =================    =================
Cost of investments                                          $      42,897,993    $     243,766,846

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                          464,560           21,629,334
  Net Assets                                                 $       4,047,031    $     202,265,018
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $            8.71    $            9.35
Class S:
  Outstanding                                                        4,557,249            1,454,859
  Net Assets                                                 $      39,656,815    $      13,481,921
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $            8.70    $            9.27
Class ADV:
  Outstanding                                                          420,219            3,294,998
  Net Assets                                                 $       3,625,136    $      30,323,670
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $            8.63    $            9.20

(1)  FORMERLY THE ING DSI ENHANCED INDEX PORTFOLIO.
(2)  FORMERLY THE ING ALGER GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                                ING AMERICAN        ING BARON           ING GOLDMAN
                                                             CENTURY SMALL CAP   SMALL CAP GROWTH     SACHS(R) CAPITAL
                                                              VALUE PORTFOLIO       PORTFOLIO         GROWTH PORTFOLIO
                                                             -----------------   -----------------    -----------------
ASSETS:
Investments, at market value                                 $      70,621,767   $     148,862,504    $      94,749,478
Cash                                                                 1,362,387          13,844,857              659,771
Receivable for:
  Dividends and interest                                                87,738              68,759               94,365
  Investments sold                                                   1,318,628                  --                   --
  Fund shares sold                                                      64,273             179,975                2,603
  Recoverable foreign taxes                                                 --                  63                   --
  Variation margin on futures contracts                                     --                  --                   --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                        --                  --                   --
                                                             -----------------   -----------------    -----------------
      Total Assets                                                  73,454,793         162,956,158           95,506,217
                                                             -----------------   -----------------    -----------------

LIABILITIES:
Payable for:
  Investments purchased                                              1,764,646              14,578                   --
  Fund shares redeemed                                                  90,202           1,585,422              169,833
  Variation margin on futures contracts                                     --                  --                   --
Administrative services fees payable                                    17,383              45,174               15,957
Advisory fees payable                                                   57,942             109,708               67,818
Distribution plan fees payable                                           1,066               3,465                1,275
Shareholder service fees payable                                         8,811              26,063               19,581
Gross unrealized loss on forward foreign currency
  exchange contracts                                                        --                  --                   --
                                                             -----------------   -----------------    -----------------
      Total Liabilities                                              1,940,050           1,784,410              274,464
                                                             -----------------   -----------------    -----------------
NET ASSETS                                                   $      71,514,743   $     161,171,748    $      95,231,753
                                                             =================   =================    =================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                              $      63,643,803   $     123,385,492    $     105,301,362
Net unrealized gain on investments, open futures
  contracts and foreign currency related transactions                6,915,656          41,947,652            8,049,435
Undistributed net investment income (loss)                               2,506                  --              246,661
Accumulated net realized gain (loss)                                   952,778          (4,161,396)         (18,365,705)
                                                             -----------------   -----------------    -----------------
NET ASSETS                                                   $      71,514,743   $     161,171,748    $      95,231,753
                                                             =================   =================    =================
Cost of investments                                          $      63,706,111   $     106,914,852    $      86,700,043

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                        2,322,135           1,988,757              155,695
  Net Assets                                                 $      28,432,612   $      29,954,291    $       1,761,371
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $           12.24   $           15.06    $           11.31
Class S:
  Outstanding                                                        3,095,538           7,628,741            7,754,657
  Net Assets                                                 $      37,815,891   $     114,111,630    $      87,353,458
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $           12.22   $           14.96    $           11.26
Class ADV:
  Outstanding                                                          434,020           1,151,626              544,001
  Net Assets                                                 $       5,266,240   $      17,105,827    $       6,116,924
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $           12.13   $           14.85    $           11.24

                                                               ING GOLDMAN           ING JPMORGAN
                                                              SACHS(R) CORE      FLEMING INTERNATIONAL
                                                             EQUITY PORTFOLIO          PORTFOLIO
                                                             -----------------   ---------------------
ASSETS:
Investments, at market value                                 $     113,295,597   $         568,667,242
Cash                                                                   570,844              13,532,422
Receivable for:
  Dividends and interest                                               470,700                 826,696
  Investments sold                                                   2,550,147                 218,345
  Fund shares sold                                                      15,432                 812,168
  Recoverable foreign taxes                                                 --                  42,164
  Variation margin on futures contracts                                 59,498                      --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                        --                      --
                                                             -----------------   ---------------------
      Total Assets                                                 116,962,218             584,099,037
                                                             -----------------   ---------------------

LIABILITIES:
Payable for:
  Investments purchased                                              2,484,236               2,866,086
  Fund shares redeemed                                               1,256,012               2,523,808
  Variation margin on futures contracts                                     --                      --
Administrative services fees payable                                    19,110                  94,507
Advisory fees payable                                                   66,884                 378,030
Distribution plan fees payable                                              23                     449
Shareholder service fees payable                                        23,887                  39,347
Gross unrealized loss on forward foreign currency
  exchange contracts                                                        --                  10,749
                                                             -----------------   ---------------------
      Total Liabilities                                              3,850,152               5,912,976
                                                             -----------------   ---------------------
NET ASSETS                                                   $     113,112,066   $         578,186,061
                                                             =================   =====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                              $      89,729,649   $         598,740,413
Net unrealized gain on investments, open futures
  contracts and foreign currency related transactions               11,540,812             145,100,931
Undistributed net investment income (loss)                             899,904               5,139,495
Accumulated net realized gain (loss)                                10,941,701            (170,794,778)
                                                             -----------------   ---------------------
NET ASSETS                                                   $     113,112,066   $         578,186,061
                                                             =================   =====================
Cost of investments                                          $     101,758,086   $         423,562,564

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                              105              30,418,600
  Net Assets                                                 $           1,412   $         374,309,016
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $           13.42   $               12.31
Class S:
  Outstanding                                                        8,444,237              16,473,375
  Net Assets                                                 $     113,002,804   $         201,652,865
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $           13.38   $               12.24
Class ADV:
  Outstanding                                                            8,106                 182,684
  Net Assets                                                 $         107,850   $           2,224,180
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $           13.31   $               12.18

                                              See Notes to Financial Statements.

                                                                  ING JPMORGAN            ING MFS
                                                                  MID CAP VALUE    CAPITAL OPPORTUNITIES
                                                                    PORTFOLIO            PORTFOLIO
                                                                 ---------------   ---------------------
ASSETS:
Investments, at market value                                     $   120,606,214   $         230,684,660
Cash                                                                   3,820,210               4,926,689
Cash denominated in foreign currencies                                        --                      --
Receivable for:
  Dividends and interest                                                 166,221                 274,216
  Investments sold                                                       104,349                 148,308
  Fund shares sold                                                       136,559                      91
  Recoverable foreign taxes                                                  514                      --
  Variation margin on futures contracts                                       --                      --
  Open swap contracts                                                         --                      --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                          --                      --
Miscellaneous receivable                                                      95                      --
                                                                 ---------------   ---------------------
      Total Assets                                                   124,834,162             236,033,964
                                                                 ---------------   ---------------------

LIABILITIES:
Payable for:
  Investments purchased                                                       --                 180,625
  Fund shares redeemed                                                   144,613                 356,218
  Variation margin on futures contracts                                       --                      --
  Open swap contracts                                                         --                      --
  When-issued securities                                                      --                      --
Options written, at value                                                     --                      --
Administrative services fees payable                                      35,345                  49,442
Advisory fees payable                                                     75,739                 128,550
Distribution plan fees payable                                             1,006                      42
Shareholder service fees payable                                          14,324                     135
Gross unrealized loss on forward foreign currency
  exchange contracts                                                          --                      --
                                                                 ---------------   ---------------------
      Total Liabilities                                                  271,027                 715,012
                                                                 ---------------   ---------------------
NET ASSETS                                                       $   124,563,135   $         235,318,952
                                                                 ===============   =====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                  $   110,458,786   $         410,320,883
Net unrealized gain (loss) on investments, open futures
  contracts, options and foreign currency related transactions        13,103,448              30,834,586
Undistributed net investment income (loss)                                    --               1,678,490
Accumulated net realized gain (loss)                                   1,000,901            (207,515,007)
                                                                 ---------------   ---------------------
NET ASSETS                                                       $   124,563,135   $         235,318,952
                                                                 ===============   =====================
Cost of investments                                              $   107,502,766   $         199,850,074
Cost of cash denominated in foreign currencies                   $            --   $                  --

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                          3,960,163               8,624,072
  Net Assets                                                     $    55,163,468   $         234,606,296
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $         13.93   $               27.20
Class S:
  Outstanding                                                          4,637,425                  16,464
  Net Assets                                                     $    64,419,655   $             445,177
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $         13.89   $               27.04
Class ADV:
  Outstanding                                                            359,948                   9,957
  Net Assets                                                     $     4,980,012   $             267,479
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $         13.84   $               26.86

(1)  FORMERLY THE ING MFS GLOBAL GROWTH PORTFOLIO.

(2)  PREMIUMS RECEIVED OF $27,277.

(3)  PREMIUMS RECEIVED OF $450,080.

See Notes to Financial Statements.

                                                                    ING OPCAP      ING OPPENHEIMER    ING OPPENHEIMER
                                                                 BALANCED VALUE         GLOBAL        STRATEGIC INCOME
                                                                    PORTFOLIO        PORTFOLIO(1)        PORTFOLIO
                                                                 --------------    ---------------    ----------------
ASSETS:
Investments, at market value                                     $  163,678,480    $   953,425,784    $     99,612,618
Cash                                                                  4,767,188         37,460,630          83,399,589
Cash denominated in foreign currencies                                       --          6,704,630                  --
Receivable for:
  Dividends and interest                                                600,865            675,682           1,296,226
  Investments sold                                                           --                 --           3,930,127
  Fund shares sold                                                        3,742             24,628                 111
  Recoverable foreign taxes                                                  --             21,526                  --
  Variation margin on futures contracts                                      --                 --                  --
  Open swap contracts                                                        --                 --                  --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                         --                 --             157,894
Miscellaneous receivable                                                     --            789,774                  --
                                                                 --------------    ---------------    ----------------
      Total Assets                                                  169,050,275        999,102,654         188,396,565
                                                                 --------------    ---------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                      --                 --           1,268,548
  Fund shares redeemed                                                  902,853          8,558,152           1,711,417
  Variation margin on futures contracts                                      --                 --               1,543
  Open swap contracts                                                        --                 --                  --
  When-issued securities                                                     --                 --          17,300,954
Options written, at value                                                    --                 --              17,261(2)
Administrative services fees payable                                     28,134             40,817               4,686
Advisory fees payable                                                   112,535            408,333              58,576
Distribution plan fees payable                                              786             20,809                 644
Shareholder service fees payable                                         34,337             25,646              10,073
Gross unrealized loss on forward foreign currency
  exchange contracts                                                         --                 --             248,703
                                                                 --------------    ---------------    ----------------
      Total Liabilities                                               1,078,645          9,053,757          20,622,405
                                                                 --------------    ---------------    ----------------
NET ASSETS                                                       $  167,971,630    $   990,048,897    $    167,774,160
                                                                 ==============    ===============    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                  $  163,597,822    $   968,189,778    $    167,370,534
Net unrealized gain (loss) on investments, open futures
  contracts, options and foreign currency related transactions       12,806,545         20,969,313             658,438
Undistributed net investment income (loss)                              554,504            (99,311)             52,423
Accumulated net realized gain (loss)                                 (8,987,241)           989,117            (307,235)
                                                                 --------------    ---------------    ----------------
NET ASSETS                                                       $  167,971,630    $   990,048,897    $    167,774,160
                                                                 ==============    ===============    ================
Cost of investments                                              $  150,871,935    $   932,551,318    $     98,878,272
Cost of cash denominated in foreign currencies                   $           --    $            --    $             --

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                           300,285         65,903,807          10,205,647
  Net Assets                                                     $    4,045,596    $   843,252,879    $    103,283,242
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $        13.47    $         12.80    $          10.12
Class S:
  Outstanding                                                        11,922,896          1,521,436           6,017,311
  Net Assets                                                     $  160,158,619    $    19,142,788    $     60,835,563
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $        13.43    $         12.58    $          10.11
Class ADV:
  Outstanding                                                           282,742         10,211,732             361,547
  Net Assets                                                     $    3,767,415    $   127,653,230    $      3,655,355
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $        13.32    $         12.50    $          10.11

                                                                    ING PIMCO              ING SALOMON              ING SALOMON
                                                                  TOTAL RETURN         BROTHERS AGGRESSIVE     BROTHERS FUNDAMENTAL
                                                                    PORTFOLIO           GROWTH PORTFOLIO          VALUE PORTFOLIO
                                                                 ---------------       --------------------    --------------------
ASSETS:
Investments, at market value                                     $   216,748,458       $        873,857,049    $         64,809,701
Cash                                                                   3,348,205                 63,408,202               5,474,871
Cash denominated in foreign currencies                                 1,104,904                         --                      --
Receivable for:
  Dividends and interest                                                 813,276                    589,051                  70,332
  Investments sold                                                        15,786                         --                  49,005
  Fund shares sold                                                       137,291                  2,902,662                  51,681
  Recoverable foreign taxes                                                   --                         --                      45
  Variation margin on futures contracts                                  230,222                         --                      --
  Open swap contracts                                                    566,543                         --                      --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                     181,209                         --                      --
Miscellaneous receivable                                                      --                         --                      --
                                                                 ---------------       --------------------    --------------------
      Total Assets                                                   223,145,894                940,756,964              70,455,635
                                                                 ---------------       --------------------    --------------------
LIABILITIES:
Payable for:
  Investments purchased                                               13,781,648                         --                  47,012
  Fund shares redeemed                                                   841,285                  5,118,681                 681,644
  Variation margin on futures contracts                                       --                         --                      --
  Open swap contracts                                                  2,323,035                         --                      --
  When-issued securities                                              24,135,001                         --                      --
Options written, at value                                                 98,851(3)                      --                      --
Administrative services fees payable                                      53,175                     98,693                  11,504
Advisory fees payable                                                     75,965                    514,639                  51,767
Distribution plan fees payable                                             3,069                        644                   1,736
Shareholder service fees payable                                          21,535                     68,662                  13,691
Gross unrealized loss on forward foreign currency
  exchange contracts                                                      39,437                         --                      --
                                                                 ---------------       --------------------    --------------------
      Total Liabilities                                               41,373,180                  5,801,319                 807,354
                                                                 ---------------       --------------------    --------------------
NET ASSETS                                                       $   181,772,893       $        934,955,645    $         69,648,281
                                                                 ===============       ====================    ====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                  $   176,210,480       $      1,022,498,656    $         60,792,788
Net unrealized gain (loss) on investments, open futures
  contracts, options and foreign currency related transactions          (142,516)               208,623,413              13,664,596
Undistributed net investment income (loss)                             3,791,391                         --                  12,298
Accumulated net realized gain (loss)                                   1,913,538               (296,166,424)             (4,821,401)
                                                                 ---------------       --------------------    --------------------
NET ASSETS                                                       $   181,772,893       $        934,955,645    $         69,648,281
                                                                 ===============       ====================    ====================
Cost of investments                                              $   216,032,807       $        665,233,636    $         51,145,105
Cost of cash denominated in foreign currencies                   $     1,083,852       $                 --    $                 --

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                          7,136,099                 14,416,302                 182,099
  Net Assets                                                     $    78,521,484       $        575,902,597    $          3,294,544
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $         11.00       $              39.95    $              18.09
Class S:
  Outstanding                                                          8,065,148                  8,973,924               3,121,160
  Net Assets                                                     $    88,424,312       $        355,857,410    $         56,158,793
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $         10.96       $              39.65    $              17.99
Class ADV:
  Outstanding                                                          1,359,082                     81,205                 572,039
  Net Assets                                                     $    14,827,097       $          3,195,638    $         10,194,944
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                   $         10.91       $              39.35    $              17.82

                                              See Notes to Financial Statements.

                                                                 ING SALOMON             ING SALOMON
                                                              BROTHERS INVESTORS     BROTHERS LARGE CAP
                                                               VALUE PORTFOLIO       GROWTH PORTFOLIO(1)
                                                             --------------------    --------------------
ASSETS:
Investments, at market value                                 $         74,290,955    $         66,841,818
Cash                                                                    3,705,774               1,651,034
Receivable for:
  Dividends and interest                                                  121,169                  39,138
  Investments sold                                                         19,855                      --
  Fund shares sold                                                         29,348                      --
  Recoverable foreign taxes                                                    --                      --
Miscellaneous receivable                                                       --                   5,396
                                                             --------------------    --------------------
      Total Assets                                                     78,167,101              68,537,386
                                                             --------------------    --------------------

LIABILITIES:
Payable for:
  Investments purchased                                                   123,193                      --
  Fund shares redeemed                                                     53,931                 364,490
Administrative services fees payable                                       13,116                  10,324
Advisory fees payable                                                      52,462                  33,035
Distribution plan fees payable                                              1,806                   7,010
Shareholder service fees payable                                           15,789                   9,767
                                                             --------------------    --------------------
      Total Liabilities                                                   260,297                 424,626
                                                             --------------------    --------------------
NET ASSETS                                                   $         77,906,804    $         68,112,760
                                                             ====================    ====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                              $         66,669,307    $         59,724,115
Net unrealized gain on investments and foreign
  currency related transactions                                        11,708,152               2,365,577
Undistributed net investment income (loss)                                773,682                      --
Accumulated net realized gain (loss)                                   (1,244,337)              6,023,068
                                                             --------------------    --------------------
NET ASSETS                                                   $         77,906,804    $         68,112,760
                                                             ====================    ====================
Cost of investments                                          $         62,582,803    $         64,476,241

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                             207,953               1,513,376
  Net Assets                                                 $          2,956,186    $         18,587,134
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $              14.22    $              12.28
Class S:
  Outstanding                                                           4,678,212               1,319,138
  Net Assets                                                 $         66,266,906    $         16,117,895
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $              14.17    $              12.22
Class ADV:
  Outstanding                                                             618,147               2,743,442
  Net Assets                                                 $          8,683,712    $         33,407,731
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $              14.05    $              12.18

(1)  FORMERLY THE ING ALGER CAPITAL APPRECIATION PORTFOLIO.

(2)  FORMERLY THE ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

(3)  FORMERLY THE ING MFS RESEARCH EQUITY PORTFOLIO.

(4)  FORMERLY THE ING UBS U.S. ALLOCATION PORTFOLIO.

See Notes to Financial Statements.

                                                                    ING T. ROWE               ING T. ROWE
                                                             PRICE DIVERSIFIED MID CAP       PRICE GROWTH
                                                                GROWTH PORTFOLIO(2)        EQUITY PORTFOLIO
                                                             -------------------------   --------------------
ASSETS:
Investments, at market value                                 $             589,180,291   $        905,429,570
Cash                                                                           710,149             23,631,116
Receivable for:
  Dividends and interest                                                       286,716                915,315
  Investments sold                                                             253,788                     --
  Fund shares sold                                                               1,103                 70,485
  Recoverable foreign taxes                                                         --                 14,556
Miscellaneous receivable                                                        71,517                     --
                                                             -------------------------   --------------------
      Total Assets                                                         590,503,564            930,061,042
                                                             -------------------------   --------------------

LIABILITIES:
Payable for:
  Investments purchased                                                        253,788                     --
  Fund shares redeemed                                                       5,565,732              1,897,944
Administrative services fees payable                                             8,482                116,094
Advisory fees payable                                                          271,411                464,336
Distribution plan fees payable                                                  16,119                 16,429
Shareholder service fees payable                                                22,901                 20,268
                                                             -------------------------   --------------------
      Total Liabilities                                                      6,138,433              2,515,071
                                                             -------------------------   --------------------
NET ASSETS                                                   $             584,365,131   $        927,545,971
                                                             =========================   ====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                              $             547,233,380   $        839,192,360
Net unrealized gain on investments and foreign
  currency related transactions                                             18,581,841            142,199,210
Undistributed net investment income (loss)                                          --              4,708,299
Accumulated net realized gain (loss)                                        18,549,910            (58,553,898)
                                                             -------------------------   --------------------
NET ASSETS                                                   $             584,365,131   $        927,545,971
                                                             =========================   ====================
Cost of investments                                          $             570,598,450   $        763,233,961

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                               58,822,167             16,664,217
  Net Assets                                                 $             474,396,881   $        830,034,408
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $                    8.06   $              49.81
Class S:
  Outstanding                                                                3,647,059                376,743
  Net Assets                                                 $              29,154,772   $         18,642,026
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $                    7.99   $              49.48
Class ADV:
  Outstanding                                                               10,177,728              1,604,844
  Net Assets                                                 $              80,813,478   $         78,869,537
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $                    7.94   $              49.14

                                                                    ING UBS             ING VAN KAMPEN        ING VAN KAMPEN
                                                                U.S. LARGE CAP             COMSTOCK             EQUITY AND
                                                              EQUITY PORTFOLIO(3)         PORTFOLIO         INCOME PORTFOLIO(4)
                                                             --------------------    --------------------   --------------------
ASSETS:
Investments, at market value                                 $        263,380,462    $        363,416,833   $        583,027,429
Cash                                                                    7,544,819              37,308,610             10,607,709
Receivable for:
  Dividends and interest                                                  276,987                 714,630              2,198,116
  Investments sold                                                        986,181                  79,940                831,306
  Fund shares sold                                                             --                 481,861                 36,234
  Recoverable foreign taxes                                                    --                   5,632                     --
Miscellaneous receivable                                                       --                      --                     --
                                                             --------------------    --------------------   --------------------
      Total Assets                                                    272,188,449             402,007,506            596,700,794
                                                             --------------------    --------------------   --------------------

LIABILITIES:
Payable for:
  Investments purchased                                                   594,398                      --                     --
  Fund shares redeemed                                                  1,748,012                 977,832              1,882,287
Administrative services fees payable                                       34,017                  90,931                  8,144
Advisory fees payable                                                     158,744                 194,853                223,961
Distribution plan fees payable                                                 10                   2,565                  1,545
Shareholder service fees payable                                              481                  66,680                  7,989
                                                             --------------------    --------------------   --------------------
      Total Liabilities                                                 2,535,662               1,332,861              2,123,926
                                                             --------------------    --------------------   --------------------
NET ASSETS                                                   $        269,652,787    $        400,674,645   $        594,576,868
                                                             ====================    ====================   ====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                              $        348,947,863    $        330,779,571   $        580,403,225
Net unrealized gain on investments and foreign
  currency related transactions                                        27,327,557              46,185,922             12,461,336
Undistributed net investment income (loss)                              2,352,546               3,024,328                937,536
Accumulated net realized gain (loss)                                 (108,975,179)             20,684,824                774,771
                                                             --------------------    --------------------   --------------------
NET ASSETS                                                   $        269,652,787    $        400,674,645   $        594,576,868
                                                             ====================    ====================   ====================
Cost of investments                                          $        236,052,905    $        317,230,911   $        570,566,093

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                          31,131,243               5,700,936             16,478,896
  Net Assets                                                 $        267,248,809    $         70,308,117   $        551,488,937
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $               8.58    $              12.33   $              33.47
Class S:
  Outstanding                                                             276,644              25,864,315              1,033,170
  Net Assets                                                 $          2,355,902    $        317,797,195   $         34,476,659
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $               8.52    $              12.29   $              33.37
Class ADV:
  Outstanding                                                               5,644               1,028,911                260,103
  Net Assets                                                 $             48,076    $         12,569,333   $          8,611,272
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)               $               8.52    $              12.22   $              33.11

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                            ING AELTUS           ING AMERICAN
                                                                          ENHANCED INDEX        CENTURY SELECT
                                                                           PORTFOLIO(1)          PORTFOLIO(2)
                                                                        ------------------    ------------------
INVESTMENT INCOME:
Dividends                                                               $          888,760    $          548,643
Interest                                                                             1,035                21,277
                                                                        ------------------    ------------------
                                                                                   889,795               569,920
Foreign taxes withheld on dividends                                                     --                (2,983)
Security lending income                                                              2,989                13,495
                                                                        ------------------    ------------------
        Total investment income                                                    892,784               580,432
                                                                        ------------------    ------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                           (269,770)             (466,751)
Administrative services fees                                                       (90,237)              (91,847)
Distribution plan fees--Class ADV                                                  (10,503)             (107,140)
Shareholder service fees--Class S                                                  (95,094)              (10,100)
Shareholder service fees--Class ADV                                                (10,503)             (107,140)
Miscellaneous fees                                                                      --                  (364)
                                                                        ------------------    ------------------
        Total expenses                                                            (476,107)             (783,342)
                                                                        ------------------    ------------------
Net investment income (loss)                                                       416,677              (202,910)
                                                                        ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                          1,117,509             9,500,522
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                              2,279                 8,807
                                                                        ------------------    ------------------
   Net realized gain (loss) on investments, futures contracts,
     foreign currency and forward foreign currency exchange contracts            1,119,788             9,509,329
                                                                        ------------------    ------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                   2,697,588            (2,533,504)
   Forward foreign currency exchange contracts                                       2,245              (180,938)
                                                                        ------------------    ------------------
   Net change in unrealized gain or (loss) on investments and forward
     foreign currency exchange contracts                                         2,699,833            (2,714,442)
                                                                        ------------------    ------------------
Net realized and change in unrealized gain (loss) on investments and
  forward foreign currency exchange contracts                                    3,819,621             6,794,887
                                                                        ------------------    ------------------
Net increase in net assets resulting from operations                    $        4,236,298    $        6,591,977
                                                                        ==================    ==================

(1)  FORMERLY THE ING DSI ENHANCED INDEX PORTFOLIO.

(2)  FORMERLY THE ING ALGER GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                                           ING AMERICAN           ING BARON
                                                                        CENTURY SMALL CAP      SMALL CAP GROWTH
                                                                         VALUE PORTFOLIO          PORTFOLIO
                                                                        ------------------    ------------------
INVESTMENT INCOME:
Dividends                                                               $          693,960    $          321,534
Interest                                                                            19,185               106,653
                                                                        ------------------    ------------------
                                                                                   713,145               428,187
Foreign taxes withheld on dividends                                                     --                  (271)
Security lending income                                                             19,630                44,944
                                                                        ------------------    ------------------
        Total investment income                                                    732,775               472,860
                                                                        ------------------    ------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                           (446,097)             (829,684)
Administrative services fees                                                      (133,829)             (341,635)
Distribution plan fees--Class ADV                                                  (10,302)              (20,528)
Shareholder service fees--Class S                                                  (61,733)             (175,546)
Shareholder service fees--Class ADV                                                (10,302)              (20,528)
Miscellaneous fees                                                                     (35)                  (79)
                                                                        ------------------    ------------------
        Total expenses                                                            (662,298)           (1,388,000)
                                                                        ------------------    ------------------
Net investment income (loss)                                                        70,477              (915,140)
                                                                        ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                          5,269,264            (3,243,640)
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                 --                    --
                                                                        ------------------    ------------------
   Net realized gain (loss) on investments, futures contracts,
     foreign currency and forward foreign currency exchange contracts            5,269,264            (3,243,640)
                                                                        ------------------    ------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                   4,289,625            31,610,332
   Forward foreign currency exchange contracts                                          --                    --
                                                                        ------------------    ------------------
   Net change in unrealized gain or (loss) on investments and forward
     foreign currency exchange contracts                                         4,289,625            31,610,332
                                                                        ------------------    ------------------
Net realized and change in unrealized gain (loss) on investments and
  forward foreign currency exchange contracts                                    9,558,889            28,366,692
                                                                        ------------------    ------------------
Net increase in net assets resulting from operations                    $        9,629,366    $       27,451,552
                                                                        ==================    ==================

                                                                           ING GOLDMAN           ING GOLDMAN
                                                                         SACHS(R) CAPITAL       SACHS(R) CORE
                                                                         GROWTH PORTFOLIO      EQUITY PORTFOLIO
                                                                        ------------------    ------------------
INVESTMENT INCOME:
Dividends                                                               $        1,452,838    $        2,037,946
Interest                                                                             1,544                 6,950
                                                                        ------------------    ------------------
                                                                                 1,454,382             2,044,896
Foreign taxes withheld on dividends                                                     --                  (100)
Security lending income                                                              7,408                15,075
                                                                        ------------------    ------------------
        Total investment income                                                  1,461,790             2,059,871
                                                                        ------------------    ------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                           (784,733)             (701,464)
Administrative services fees                                                      (185,355)             (200,503)
Distribution plan fees--Class ADV                                                  (13,961)                  (77)
Shareholder service fees--Class S                                                 (212,651)             (250,443)
Shareholder service fees--Class ADV                                                (13,961)                  (77)
Miscellaneous fees                                                                      --                    --
                                                                        ------------------    ------------------
        Total expenses                                                          (1,210,661)           (1,152,564)
                                                                        ------------------    ------------------
Net investment income (loss)                                                       251,129               907,307
                                                                        ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                         (2,116,669)           11,173,424
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                 --                50,261
                                                                        ------------------    ------------------
   Net realized gain (loss) on investments, futures contracts,
     foreign currency and forward foreign currency exchange contracts           (2,116,669)           11,223,685
                                                                        ------------------    ------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                   9,678,762               571,012
   Forward foreign currency exchange contracts                                          --                (4,684)
                                                                        ------------------    ------------------
   Net change in unrealized gain or (loss) on investments and forward
     foreign currency exchange contracts                                         9,678,762               566,328
                                                                        ------------------    ------------------
Net realized and change in unrealized gain (loss) on investments and
  forward foreign currency exchange contracts                                    7,562,093            11,790,013
                                                                        ------------------    ------------------
Net increase in net assets resulting from operations                    $        7,813,222    $       12,697,320
                                                                        ==================    ==================

                                                                             ING JPMORGAN
                                                                        FLEMING INTERNATIONAL
                                                                              PORTFOLIO
                                                                        ---------------------
INVESTMENT INCOME:
Dividends                                                               $          10,763,425
Interest                                                                              107,932
                                                                        ---------------------
                                                                                   10,871,357
Foreign taxes withheld on dividends                                                (1,203,471)
Security lending income                                                               258,060
                                                                        ---------------------
        Total investment income                                                     9,925,946
                                                                        ---------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                            (3,309,152)
Administrative services fees                                                         (827,288)
Distribution plan fees--Class ADV                                                      (3,793)
Shareholder service fees--Class S                                                    (178,253)
Shareholder service fees--Class ADV                                                    (3,793)
Miscellaneous fees                                                                     (2,952)
                                                                        ---------------------
        Total expenses                                                             (4,325,231)
                                                                        ---------------------
Net investment income (loss)                                                        5,600,715
                                                                        ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                            10,642,013
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                              (819,936)
                                                                        ---------------------
   Net realized gain (loss) on investments, futures contracts,
     foreign currency and forward foreign currency exchange contracts               9,822,077
                                                                        ---------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                     68,801,395
   Forward foreign currency exchange contracts                                        (75,716)
                                                                        ---------------------
   Net change in unrealized gain or (loss) on investments and forward
     foreign currency exchange contracts                                           68,725,679
                                                                        ---------------------
Net realized and change in unrealized gain (loss) on investments and
  forward foreign currency exchange contracts                                      78,547,756
                                                                        ---------------------
Net increase in net assets resulting from operations                    $          84,148,471

                                              See Notes to Financial Statements.

                                                           ING JPMORGAN              ING MFS
                                                           MID CAP VALUE      CAPITAL OPPORTUNITIES
                                                             PORTFOLIO              PORTFOLIO
                                                         -----------------    ---------------------
INVESTMENT INCOME:
Dividends                                                $       1,025,424    $           3,760,482
Interest                                                            20,836                  357,920
                                                         -----------------    ---------------------
                                                                 1,046,260                4,118,402
Foreign taxes withheld on dividends                                 (2,139)                 (16,236)
Security lending income                                              7,512                   68,293
                                                         -----------------    ---------------------
        Total investment income                                  1,051,633                4,170,459
                                                         -----------------    ---------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                           (493,709)              (1,546,319)
Administrative services fees                                      (230,398)                (594,738)
Distribution plan fees--Class ADV                                   (7,086)                    (509)
Shareholder service fees--Class S                                  (80,872)                  (1,062)
Shareholder service fees--Class ADV                                 (7,086)                    (509)
Miscellaneous fees                                                     (41)                  (2,410)
                                                         -----------------    ---------------------
        Total expenses                                            (819,192)              (2,145,547)
                                                         -----------------    ---------------------
Waived distribution fees                                                --                       --
Waived shareholder service fees                                         --                       --
                                                         -----------------    ---------------------
        Net expenses                                              (819,192)              (2,145,547)
                                                         -----------------    ---------------------
Net investment income                                              232,441                2,024,912
                                                         -----------------    ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                          4,594,684               30,508,628
   Futures contracts, options, swap contracts,
      foreign currency and forward foreign currency
      exchange contracts                                                --                    2,516
                                                         -----------------    ---------------------
   Net realized gain (loss) on investments, futures
      contracts, options, swap contracts, foreign
      currency and forward foreign currency
      exchange contracts                                         4,594,684               30,511,144
                                                         -----------------    ---------------------
Net change in unrealized gain or (loss) on:
   Investments                                                   9,418,762               (4,583,675)
   Interest rate swap contracts                                         --                       --
   Options and forward foreign currency exchange
      contracts                                                         --                   (2,617)
                                                         -----------------    ---------------------
   Net change in unrealized gain or (loss) on
      investments, options and forward foreign
      currency exchange contracts                                9,418,762               (4,586,292)
                                                         -----------------    ---------------------
Net realized and change in unrealized gain (loss) on
   investments, options and forward foreign currency
   exchange contracts                                           14,013,446               25,924,852
                                                         -----------------    ---------------------
Net increase in net assets resulting from operations     $      14,245,887    $          27,949,764
                                                         =================    =====================

(1)  FORMERLY THE ING MFS GLOBAL GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                             ING OPCAP         ING OPPENHEIMER      ING OPPENHEIMER
                                                          BALANCED VALUE            GLOBAL          STRATEGIC INCOME
                                                             PORTFOLIO           PORTFOLIO(1)          PORTFOLIO
                                                         -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends                                                $       1,282,655    $       1,153,847    $           3,696
Interest                                                         1,233,293              443,034              362,764
                                                         -----------------    -----------------    -----------------
                                                                 2,515,948            1,596,881              366,460
Foreign taxes withheld on dividends                                (38,664)            (106,421)                  --
Security lending income                                             49,120                3,019                   --
                                                         -----------------    -----------------    -----------------
        Total investment income                                  2,526,404            1,493,479              366,460
                                                         -----------------    -----------------    -----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                         (1,260,349)            (512,015)             (60,390)
Administrative services fees                                      (315,087)            (144,661)              (4,831)
Distribution plan fees--Class ADV                                   (8,405)             (23,880)                (645)
Shareholder service fees--Class S                                 (378,685)             (39,165)             (11,392)
Shareholder service fees--Class ADV                                 (8,405)             (23,880)                (645)
Miscellaneous fees                                                    (965)                 (49)                  --
                                                         -----------------    -----------------    -----------------
        Total expenses                                          (1,971,896)            (743,650)             (77,903)
                                                         -----------------    -----------------    -----------------
Waived distribution fees                                                --                  867                   --
Waived shareholder service fees                                         --                   --                1,926
                                                         -----------------    -----------------    -----------------
        Net expenses                                            (1,971,896)            (742,783)             (75,977)
                                                         -----------------    -----------------    -----------------
Net investment income                                              554,508              750,696              290,483
                                                         -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                         17,732,737            1,657,365             (314,306)
   Futures contracts, options, swap contracts, foreign
      currency and forward foreign currency exchange
      contracts                                                         --             (141,794)              69,509
                                                         -----------------    -----------------    -----------------
   Net realized gain (loss) on investments, futures
      contracts, options, swap contracts, foreign
      currency and forward foreign currency exchange
      contracts                                                 17,732,737            1,515,571             (244,797)
                                                         -----------------    -----------------    -----------------
Net change in unrealized gain or (loss) on:
   Investments                                                  (2,872,304)          19,151,919              734,346
   Interest rate swap contracts                                         --                   --                   --
   Options and forward foreign currency exchange
      contracts                                                         --               94,496              (75,908)
                                                         -----------------    -----------------    -----------------
   Net change in unrealized gain or (loss) on
      investments, options and forward foreign
      currency exchange contracts                              (2,872,304)          19,246,415               658,438
                                                         -----------------    -----------------    -----------------
Net realized and change in unrealized gain (loss) on
   investments, options and forward foreign currency
   exchange contracts                                           14,860,433           20,761,986              413,641
                                                         -----------------    -----------------    -----------------
Net increase in net assets resulting from operations     $      15,414,941    $      21,512,682    $         704,124
                                                         =================    =================    =================

                                                             ING PIMCO             ING SALOMON             ING SALOMON
                                                           TOTAL RETURN        BROTHERS AGGRESSIVE     BROTHERS FUNDAMENTAL
                                                             PORTFOLIO          GROWTH PORTFOLIO          VALUE PORTFOLIO
                                                         -----------------    ---------------------    ---------------------
INVESTMENT INCOME:
Dividends                                                $              --    $           3,155,861    $             871,026
Interest                                                         3,282,504                3,215,330                   26,604
                                                         -----------------    ---------------------    ---------------------
                                                                 3,282,504                6,371,191                  897,630
Foreign taxes withheld on dividends                                     --                  (19,952)                 (15,628)
Security lending income                                              4,476                  176,453                   16,557
                                                         -----------------    ---------------------    ---------------------
        Total investment income                                  3,286,980                6,527,692                  898,559
                                                         -----------------    ---------------------    ---------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                           (694,763)              (4,950,076)                (586,884)
Administrative services fees                                      (486,334)                (940,015)                (130,728)
Distribution plan fees--Class ADV                                  (37,718)                  (5,320)                 (12,546)
Shareholder service fees--Class S                                 (152,883)                (311,249)                (143,542)
Shareholder service fees--Class ADV                                (37,718)                  (5,320)                 (12,546)
Miscellaneous fees                                                    (224)                  (5,350)                      --
                                                         -----------------    ---------------------    ---------------------
        Total expenses                                          (1,409,640)              (6,217,330)                (886,246)
                                                         -----------------    ---------------------    ---------------------
Waived distribution fees                                                --                       --                       --
Waived shareholder service fees                                         --                       --                       --
                                                         -----------------    ---------------------    ---------------------
        Net expenses                                            (1,409,640)              (6,217,330)                (886,246)
                                                         -----------------    ---------------------    ---------------------
Net investment income                                            1,877,340                  310,362                   12,313
                                                         -----------------    ---------------------    ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                          1,387,611               11,495,281                3,852,793
   Futures contracts, options, swap contracts, foreign
      currency and forward foreign currency exchange
      contracts                                                  3,687,980                       --                      (15)
                                                         -----------------    ---------------------    ---------------------
   Net realized gain (loss) on investments, futures
      contracts, options, swap contracts, foreign
      currency and forward foreign currency exchange
      contracts                                                  5,075,591               11,495,281                3,852,778
                                                         -----------------    ---------------------    ---------------------
Net change in unrealized gain or (loss) on:
   Investments                                                     349,781               66,881,864                1,249,516
   Interest rate swap contracts                                 (1,297,996)                      --                       --
   Options and forward foreign currency exchange
      contracts                                                    237,012                       --                       --
                                                         -----------------    ---------------------    ---------------------
   Net change in unrealized gain or (loss) on
      investments, options and forward foreign
      currency exchange contracts                                 (711,203)              66,881,864                1,249,516
                                                         -----------------    ---------------------    ---------------------
Net realized and change in unrealized gain (loss) on
   investments, options and forward foreign currency
   exchange contracts                                            4,364,388               78,377,145                5,102,294
                                                         -----------------    ---------------------    ---------------------
Net increase in net assets resulting from operations     $       6,241,728    $          78,687,507    $           5,114,607
                                                         =================    =====================    =====================

                                              See Notes to Financial Statements.

                                                              ING SALOMON                ING SALOMON
                                                           BROTHERS INVESTORS        BROTHERS LARGE CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO(1)
                                                         ----------------------    ----------------------
INVESTMENT INCOME:
Dividends                                                $            1,725,637    $              322,328
Interest                                                                 20,374                    15,350
                                                         ----------------------    ----------------------
                                                                      1,746,011                   337,678
Foreign taxes withheld on dividends                                     (27,329)                   (2,402)
Security lending income                                                   9,577                    15,169
                                                         ----------------------    ----------------------
        Total investment income                                       1,728,259                   350,445
                                                         ----------------------    ----------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                (600,989)                 (291,651)
Administrative services fees                                           (150,651)                  (84,214)
Distribution plan fees--Class ADV                                       (19,760)                  (99,357)
Shareholder service fees--Class S                                      (162,836)                   (2,764)
Shareholder service fees--Class ADV                                     (19,760)                  (99,357)
Miscellaneous fees                                                           --                       (40)
                                                         ----------------------    ----------------------
        Total expenses                                                 (953,996)                 (577,383)
                                                         ----------------------    ----------------------
Waived distribution fees                                                     --                        --
                                                         ----------------------    ----------------------
        Net expenses                                                   (953,996)                 (577,383)
                                                         ----------------------    ----------------------
Net investment income (loss)                                            774,263                  (226,938)
                                                         ----------------------    ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                               3,164,756                 6,250,008
   Foreign currency and forward foreign currency
     exchange contracts                                                      (9)                       --
                                                         ----------------------    ----------------------
   Net realized gain on investments, foreign currency
     and forward foreign currency exchange contracts                  3,164,747                 6,250,008
                                                         ----------------------    ----------------------

Net change in unrealized gain or (loss) on:
   Investments                                                        2,972,327                (3,299,831)
   Forward foreign currency exchange contracts                               --                        --
                                                         ----------------------    ----------------------
   Net change in unrealized gain or (loss) on
     investments and forward foreign currency exchange
     contracts                                                        2,972,327                (3,299,831)
                                                         ----------------------    ----------------------
Net realized and change in unrealized gain (loss) on
  investments and forward foreign currency exchange
  contracts                                                           6,137,074                 2,950,177
                                                         ----------------------    ----------------------
Net increase in net assets resulting from operations     $            6,911,337    $            2,723,239
                                                         ======================    ======================

(1)  FORMERLY THE ING ALGER CAPITAL APPRECIATION PORTFOLIO.

(2)  FORMERLY THE ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

(3)  FORMERLY THE ING MFS RESEARCH EQUITY PORTFOLIO.

(4)  FORMERLY THE ING UBS U.S. ALLOCATION PORTFOLIO.

See Notes to Financial Statements.

                                                                ING T. ROWE              ING T. ROWE                 ING UBS
                                                        PRICE DIVERSIFIED MID CAP       PRICE GROWTH             U.S. LARGE CAP
                                                            GROWTH PORTFOLIO(2)       EQUITY PORTFOLIO         EQUITY PORTFOLIO(3)
                                                        -------------------------  ----------------------    ----------------------
INVESTMENT INCOME:
Dividends                                               $                873,643   $           11,877,941    $            4,565,772
Interest                                                                  53,750                  318,404                   790,974
                                                        ------------------------   ----------------------    ----------------------
                                                                         927,393               12,196,345                 5,356,746
Foreign taxes withheld on dividends                                       (2,985)                (116,210)                   (6,158)
Security lending income                                                   86,175                   55,670                    37,017
                                                        ------------------------   ----------------------    ----------------------
        Total investment income                                        1,010,583               12,135,805                 5,387,605
                                                        ------------------------   ----------------------    ----------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                               (1,493,794)              (5,140,231)               (1,823,652)
Administrative services fees                                            (296,102)              (1,285,068)                 (390,782)
Distribution plan fees--Class ADV                                       (215,571)                (173,481)                     (106)
Shareholder service fees--Class S                                        (77,051)                 (28,115)                   (4,137)
Shareholder service fees--Class ADV                                     (215,571)                (173,481)                     (106)
Miscellaneous fees                                                          (683)                  (4,559)                   (2,731)
                                                        ------------------------   ----------------------    ----------------------
        Total expenses                                                (2,298,772)              (6,804,935)               (2,221,514)
                                                        ------------------------   ----------------------    ----------------------
Waived distribution fees                                                     672                       --                        --
                                                        ------------------------   ----------------------    ----------------------
        Net expenses                                                  (2,298,100)              (6,804,935)               (2,221,514)
                                                        ------------------------   ----------------------    ----------------------
Net investment income (loss)                                          (1,287,517)               5,330,870                 3,166,091
                                                        ------------------------   ----------------------    ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                               26,968,630               41,571,000                29,904,491
   Foreign currency and forward foreign currency
     exchange contracts                                                   11,519                 (417,758)                  (41,825)
                                                        ------------------------   ----------------------    ----------------------
   Net realized gain on investments, foreign currency
     and forward foreign currency exchange contracts                  26,980,149               41,153,242                29,862,666
                                                        ------------------------   ----------------------    ----------------------

Net change in unrealized gain or (loss) on:
   Investments                                                        (4,016,793)              34,579,622                 3,164,759
   Forward foreign currency exchange contracts                                --                    3,652                        --
                                                        ------------------------   ----------------------    ----------------------
   Net change in unrealized gain or (loss) on
     investments and forward foreign currency exchange
     contracts                                                        (4,016,793)              34,583,274                 3,164,759
                                                        ------------------------   ----------------------    ----------------------
Net realized and change in unrealized gain (loss) on
  investments and forward foreign currency exchange
  contracts                                                           22,963,356               75,736,516                33,027,425
                                                        ------------------------   ----------------------    ----------------------
Net increase in net assets resulting from operations    $             21,675,839   $           81,067,386    $           36,193,516
                                                        ========================   ======================    ======================

                                                             ING VAN KAMPEN            ING VAN KAMPEN
                                                                COMSTOCK                 EQUITY AND
                                                               PORTFOLIO             INCOME PORTFOLIO(4)
                                                         ----------------------    ----------------------
INVESTMENT INCOME:
Dividends                                                $            5,787,660    $              892,621
Interest                                                                167,257                   581,818
                                                         ----------------------    ----------------------
                                                                      5,954,917                 1,474,439
Foreign taxes withheld on dividends                                     (79,117)                     (491)
Security lending income                                                  26,121                     1,722
                                                         ----------------------    ----------------------
        Total investment income                                       5,901,921                 1,475,670
                                                         ----------------------    ----------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                              (1,543,833)                 (401,197)
Administrative services fees                                           (768,704)                  (49,108)
Distribution plan fees--Class ADV                                       (25,162)                   (2,451)
Shareholder service fees--Class S                                      (491,009)                  (47,571)
Shareholder service fees--Class ADV                                     (25,162)                   (2,451)
Miscellaneous fees                                                         (180)                       --
                                                         ----------------------    ----------------------
        Total expenses                                               (2,854,050)                 (502,778)
                                                         ----------------------    ----------------------
Waived distribution fees                                                     --                        --
                                                         ----------------------    ----------------------
        Net expenses                                                 (2,854,050)                 (502,778)
                                                         ----------------------    ----------------------
Net investment income (loss)                                          3,047,871                   972,892
                                                         ----------------------    ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                              21,126,731                 1,928,906
   Foreign currency and forward foreign currency
     exchange contracts                                                      --                   (21,591)
                                                         ----------------------    ----------------------
   Net realized gain on investments, foreign currency
     and forward foreign currency exchange contracts                 21,126,731                 1,907,315
                                                         ----------------------    ----------------------

Net change in unrealized gain or (loss) on:
   Investments                                                       21,244,254                11,488,066
   Forward foreign currency exchange contracts                               --                        --
                                                         ----------------------    ----------------------
   Net change in unrealized gain or (loss) on
     investments and forward foreign currency exchange
     contracts                                                       21,244,254                11,488,066
                                                         ----------------------    ----------------------
Net realized and change in unrealized gain (loss) on
  investments and forward foreign currency exchange
  contracts                                                          42,370,985                13,395,381
                                                         ----------------------    ----------------------
Net increase in net assets resulting from operations     $           45,418,856    $           14,368,273
                                                         ======================    ======================

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGE IN NET ASSETS

                                                           ING AELTUS ENHANCED      ING AELTUS ENHANCED       ING AMERICAN CENTURY
                                                           INDEX PORTFOLIO(1)       INDEX PORTFOLIO(1)         SELECT PORTFOLIO(2)
                                                               YEAR ENDED               YEAR ENDED                 YEAR ENDED
                                                            DECEMBER 31, 2004        DECEMBER 31, 2003          DECEMBER 31, 2004
                                                         ----------------------    ----------------------    ----------------------
FROM OPERATIONS:
Net investment income (loss)                             $              416,677    $              269,507    $             (202,910)
Net realized gain (loss) on investments, futures
   contracts, foreign currency and forward foreign
   currency exchange contracts                                        1,119,788                  (684,002)                9,509,329
Net change in unrealized gain or (loss) on investments
   and forward foreign currency exchange contracts                    2,699,833                 9,563,267                (2,714,442)
                                                         ----------------------    ----------------------    ----------------------
Net increase in net assets resulting from operations                  4,236,298                 9,148,772                 6,591,977
                                                         ----------------------    ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                           (30,448)                   (4,622)                       --
   From net realized gains                                                   --                        --                        --
Class S:
   From net investment income                                          (221,996)                 (223,717)                       --
   From net realized gains                                                   --                        --                        --
Class ADV:
   From net investment income                                           (14,333)                  (23,612)                       --
   From net realized gains                                                   --                        --                        --
                                                         ----------------------    ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                     (266,777)                 (251,951)                       --
                                                         ----------------------    ----------------------    ----------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                          3,664,370                   579,431               206,472,495
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                   30,448                     4,622                        --
   Payments for shares redeemed                                        (583,080)                 (231,222)               (9,923,972)
Class S:
   Proceeds from shares sold                                          8,091,737                 6,364,964                13,091,503
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  221,996                   223,717                        --
   Payments for shares redeemed                                      (9,651,053)               (9,608,609)               (2,836,199)
Class ADV:
   Proceeds from shares sold                                            915,234                 3,463,790                 8,842,676
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                   14,333                    23,612                        --
   Payments for shares redeemed                                      (2,274,449)                 (464,909)              (33,760,610)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                         429,536                   355,396               181,885,893
                                                         ----------------------    ----------------------    ----------------------
Net change in net assets                                              4,399,057                 9,252,217               188,477,870

NET ASSETS:
Beginning of year                                                    42,929,725                33,677,508                57,592,739
                                                         ----------------------    ----------------------    ----------------------
End of year                                              $           47,328,782    $           42,929,725    $          246,070,609
                                                         ----------------------    ----------------------    ----------------------
End of period net assets includes undistributed net
   investment income (loss)                              $              414,732    $              267,341    $              180,938
                                                         ======================    ======================    ======================

(1)  FORMERLY THE ING DSI ENHANCED INDEX PORTFOLIO.

(2)  FORMERLY THE ING ALGER GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                          ING AMERICAN CENTURY        ING AMERICAN CENTURY
                                                           SELECT PORTFOLIO(2)     SMALL CAP VALUE PORTFOLIO
                                                                YEAR ENDED                 YEAR ENDED
                                                            DECEMBER 31, 2003          DECEMBER 31, 2004
                                                         ----------------------    -------------------------
FROM OPERATIONS:
Net investment income (loss)                             $             (340,151)   $                  70,477
Net realized gain (loss) on investments, futures
   contracts, foreign currency and forward foreign
   currency exchange contracts                                        5,306,971                    5,269,264
Net change in unrealized gain or (loss) on investments
   and forward foreign currency exchange contracts                    9,852,256                    4,289,625
                                                         ----------------------    -------------------------
Net increase in net assets resulting from operations                 14,819,076                    9,629,366
                                                         ----------------------    -------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                --                      (53,804)
   From net realized gains                                                   --                   (1,720,743)
Class S:
   From net investment income                                                --                       (9,978)
   From net realized gains                                                   --                   (2,337,402)
Class ADV:
   From net investment income                                                --                           --
   From net realized gains                                                   --                     (327,424)
                                                         ----------------------    -------------------------
   Decrease in net assets from distributions to
      shareholders                                                           --                   (4,449,351)
                                                         ----------------------    -------------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                            521,841                   18,900,807
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                    1,774,547
   Payments for shares redeemed                                         (33,314)                  (1,969,616)
Class S:
   Proceeds from shares sold                                          3,492,579                   26,715,877
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                    2,347,380
   Payments for shares redeemed                                      (1,328,376)                  (6,602,869)
Class ADV:
   Proceeds from shares sold                                          8,576,872                    3,934,669
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                      327,424
   Payments for shares redeemed                                     (14,392,359)                  (2,307,273)
                                                         ----------------------    -------------------------
Net increase (decrease) in net assets from fund share
   transactions                                                      (3,162,757)                  43,120,946
                                                         ----------------------    -------------------------
Net change in net assets                                             11,656,319                   48,300,961

NET ASSETS:
Beginning of year                                                    45,936,420                   23,213,782
                                                         ----------------------    -------------------------
End of year                                              $           57,592,739    $              71,514,743
                                                         ----------------------    -------------------------
End of period net assets includes undistributed net
   investment income (loss)                              $                   --    $                   2,506
                                                         ======================    =========================

                                                                                                              ING BARON SMALL CAP
                                                           ING AMERICAN CENTURY       ING BARON SMALL CAP      GROWTH PORTFOLIO
                                                        SMALL CAP VALUE PORTFOLIO      GROWTH PORTFOLIO       FOR THE PERIOD FROM
                                                                YEAR ENDED                YEAR ENDED            MAY 1, 2002 TO
                                                            DECEMBER 31, 2003          DECEMBER 31, 2004       DECEMBER 31, 2003
                                                        -------------------------   ----------------------   ----------------------
FROM OPERATIONS:
Net investment income (loss)                            $                  36,457   $             (915,140)  $             (365,257)
Net realized gain (loss) on investments, futures
   contracts, foreign currency and forward foreign
   currency exchange contracts                                          1,132,796               (3,243,640)                (377,080)
Net change in unrealized gain or (loss) on investments
   and forward foreign currency exchange contracts                      3,249,022               31,610,332               10,499,971
                                                        -------------------------   ----------------------   ----------------------
Net increase in net assets resulting from operations                    4,418,275               27,451,552                9,757,634
                                                        -------------------------   ----------------------   ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                             (21,634)                      --                       --
   From net realized gains                                               (193,168)                      --                       --
Class S:
   From net investment income                                             (13,268)                      --                       --
   From net realized gains                                               (306,568)                      --                       --
Class ADV:
   From net investment income                                                (407)                      --                       --
   From net realized gains                                                (70,709)                      --                       --
                                                        -------------------------   ----------------------   ----------------------
   Decrease in net assets from distributions to
      shareholders                                                       (605,754)                      --                       --
                                                        -------------------------   ----------------------   ----------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                            7,988,182               17,318,049               14,015,831
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                    214,802                       --                       --
   Payments for shares redeemed                                        (1,775,244)              (3,304,000)              (5,869,458)
Class S:
   Proceeds from shares sold                                            6,498,335               60,740,062               39,333,912
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                    319,836                       --                       --
   Payments for shares redeemed                                        (3,259,875)             (10,169,278)             (10,176,363)
Class ADV:
   Proceeds from shares sold                                            1,883,099               12,983,296                1,483,097
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                     71,116                       --                       --
   Payments for shares redeemed                                          (347,154)              (2,519,732)                (503,003)
                                                        -------------------------   ----------------------   ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                        11,593,097               75,048,397               38,284,016
                                                        -------------------------   ----------------------   ----------------------
Net change in net assets                                               15,405,618              102,499,949               48,041,650

NET ASSETS:
Beginning of year                                                       7,808,164               58,671,799               10,630,149
                                                        -------------------------   ----------------------   ----------------------
End of year                                             $              23,213,782   $          161,171,748   $           58,671,799
                                                        -------------------------   ----------------------   ----------------------
End of period net assets includes undistributed net
   investment income (loss)                             $                   2,468   $                   --   $                   --
                                                        =========================   ======================   ======================

                                              See Notes to Financial Statements.

                                                           ING AELTUS ENHANCED       ING AELTUS ENHANCED      ING AMERICAN CENTURY
                                                           INDEX PORTFOLIO(1)        INDEX PORTFOLIO(1)        SELECT PORTFOLIO(2)
                                                               YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                            DECEMBER 31, 2004         DECEMBER 31, 2003         DECEMBER 31, 2004
                                                         ----------------------    ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                451,577                    84,595                22,620,173
   Number of shares issued upon reinvestment of
      distributions                                                       3,914                       651                        --
   Number of shares redeemed                                            (72,429)                  (35,244)               (1,071,859)
                                                         ----------------------    ----------------------    ----------------------
Net increase                                                            383,062                    50,002                21,548,314
                                                         ======================    ======================    ======================
Class S:
   Number of shares sold                                              1,001,814                   921,337                 1,451,458
   Number of shares issued upon reinvestment of
      distributions                                                      28,534                    31,509                        --
   Number of shares redeemed                                         (1,198,761)               (1,382,465)                 (321,500)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                                (168,413)                 (429,619)                1,129,958
                                                         ======================    ======================    ======================
Class ADV:
   Number of shares sold                                                113,866                   490,310                   991,938
   Number of shares issued upon reinvestment of
      distributions                                                       1,857                     3,349                        --
   Number of shares redeemed                                           (286,485)                  (67,690)               (3,826,255)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                                (170,762)                  425,969                (2,834,317)
                                                         ======================    ======================    ======================

(1)  FORMERLY THE ING DSI ENHANCED INDEX PORTFOLIO.

(2)  FORMERLY THE ING ALGER GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                          ING AMERICAN CENTURY        ING AMERICAN CENTURY
                                                           SELECT PORTFOLIO(2)     SMALL CAP VALUE PORTFOLIO
                                                               YEAR ENDED                  YEAR ENDED
                                                           DECEMBER 31, 2003           DECEMBER 31, 2004
                                                         ----------------------    -------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                 72,751                    1,602,807
   Number of shares issued upon reinvestment of
      distributions                                                          --                      146,081
   Number of shares redeemed                                             (4,133)                    (170,244)
                                                         ----------------------    -------------------------
Net increase                                                             68,618                    1,578,644
                                                         ======================    =========================
Class S:
   Number of shares sold                                                450,003                    2,323,856
   Number of shares issued upon reinvestment of
      distributions                                                          --                      194,144
   Number of shares redeemed                                           (173,798)                    (571,631)
                                                         ----------------------    -------------------------
Net increase (decrease)                                                 276,205                    1,946,369
                                                         ======================    =========================
Class ADV:
   Number of shares sold                                              1,154,952                      346,623
   Number of shares issued upon reinvestment of
      distributions                                                          --                       27,280
   Number of shares redeemed                                         (1,943,745)                    (205,307)
                                                         ----------------------    -------------------------
Net increase (decrease)                                                (788,793)                     168,596
                                                         ======================    =========================

                                                                                                              ING BARON SMALL CAP
                                                            ING AMERICAN CENTURY      ING BARON SMALL CAP      GROWTH PORTFOLIO
                                                         SMALL CAP VALUE PORTFOLIO     GROWTH PORTFOLIO       FOR THE PERIOD FROM
                                                                 YEAR ENDED               YEAR ENDED            MAY 1, 2002 TO
                                                             DECEMBER 31, 2003         DECEMBER 31, 2004       DECEMBER 31, 2003
                                                         -------------------------   ----------------------  ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                   814,235                1,337,197               1,401,726
   Number of shares issued upon reinvestment of
      distributions                                                         19,764                       --                      --
   Number of shares redeemed                                              (172,584)                (244,633)               (585,937)
                                                         -------------------------   ----------------------  ----------------------
Net increase                                                               661,415                1,092,564                 815,789
                                                         =========================   ======================  ======================
Class S:
   Number of shares sold                                                   687,664                4,649,190               3,872,498
   Number of shares issued upon reinvestment of
      distributions                                                         29,457                       --                      --
   Number of shares redeemed                                              (343,628)                (801,347)               (981,398)
                                                         -------------------------   ----------------------  ----------------------
Net increase (decrease)                                                    373,493                3,847,843               2,891,100
                                                         =========================   ======================  ======================
Class ADV:
   Number of shares sold                                                   197,633                1,011,904                 147,384
   Number of shares issued upon reinvestment of
      distributions                                                          6,580                       --                      --
   Number of shares redeemed                                               (38,987)                (199,682)                (51,710)
                                                         -------------------------   ----------------------  ----------------------
Net increase (decrease)                                                    165,226                  812,222                  95,674
                                                         =========================   ======================  ======================

                                              See Notes to Financial Statements.

                                                           ING GOLDMAN SACHS(R)
                                                         CAPITAL GROWTH PORTFOLIO
                                                                YEAR ENDED
                                                             DECEMBER 31, 2004
                                                         ----------------------
FROM OPERATIONS:
Net investment income                                    $              251,129
Net realized gain (loss) on investments                              (2,116,669)
Net change in unrealized gain or (loss) on investments                9,678,762
                                                         ----------------------
Net increase in net assets resulting from operations                  7,813,222
                                                         ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                            (5,353)
   From net realized gains                                                   --
Class S:
   From net investment income                                           (38,908)
   From net realized gains                                                   --
Class ADV:
   From net investment income                                                --
   From net realized gains                                                   --
                                                         ----------------------
   Decrease in net assets from distributions to
      shareholders                                                      (44,261)
                                                         ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                            818,914
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                     5,353
   Payments for shares redeemed                                        (400,434)
Class S:
   Proceeds from shares sold                                          6,851,055
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                    38,908
   Payments for shares redeemed                                     (16,711,121)
Class ADV:
   Proceeds from shares sold                                            897,368
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                        --
   Payments for shares redeemed                                        (550,962)
                                                         ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                      (9,050,919)
                                                         ----------------------
Net change in net assets                                             (1,281,958)

NET ASSETS:
Beginning of year                                                    96,513,711
                                                         ----------------------
End of year                                              $           95,231,753
                                                         ======================
End of period net assets includes undistributed net
   investment income                                     $              246,661
                                                         ======================

See Notes to Financial Statements.

                                                           ING GOLDMAN SACHS(R)     ING GOLDMAN SACHS(R)      ING GOLDMAN SACHS(R)
                                                         CAPITAL GROWTH PORTFOLIO  CORE EQUITY PORTFOLIO     CORE EQUITY PORTFOLIO
                                                               YEAR ENDED                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 2003         DECEMBER 31, 2004        DECEMBER 31, 2003
                                                         ----------------------    ----------------------    ----------------------
FROM OPERATIONS:
Net investment income                                    $               44,260    $              907,307    $              317,175
Net realized gain (loss) on investments                              (4,085,790)               11,223,685                 3,975,785
Net change in unrealized gain or (loss) on investments               22,934,667                   566,328                10,974,484
                                                         ----------------------    ----------------------    ----------------------
Net increase in net assets resulting from operations                 18,893,137                12,697,320                15,267,444
                                                         ----------------------    ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                --                        (6)                       --
   From net realized gains                                                   --                       (56)                       --
Class S:
   From net investment income                                                --                  (317,101)                       --
   From net realized gains                                                   --                (4,264,459)                       --
Class ADV:
   From net investment income                                                --                       (68)                       --
   From net realized gains                                                   --                      (657)                       --
                                                         ----------------------    ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                           --                (4,582,347)                       --
                                                         ----------------------    ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                            949,698                        --                       994
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                        --                        62                        --
   Payments for shares redeemed                                         (75,908)                       --                        --
Class S:
   Proceeds from shares sold                                          7,778,568                19,848,494                91,344,192
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                        --                 4,581,560                        --
   Payments for shares redeemed                                     (13,524,742)              (16,031,736)              (10,114,492)
Class ADV:
   Proceeds from shares sold                                            776,107                   104,850                       994
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                        --                       725                        --
   Payments for shares redeemed                                        (604,035)                   (5,994)                       --
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                      (4,700,312)                8,497,961                81,231,688
                                                         ----------------------    ----------------------    ----------------------
Net change in net assets                                             14,192,825                16,612,934                96,499,132

NET ASSETS:
Beginning of year                                                    82,320,886                96,499,132                        --
                                                         ----------------------    ----------------------    ----------------------
End of year                                              $           96,513,711    $          113,112,066    $           96,499,132
                                                         ======================    ======================    ======================
End of period net assets includes undistributed net
   investment income                                     $               44,260    $              899,904    $              317,175
                                                         ======================    ======================    ======================

                                                          ING JPMORGAN FLEMING       ING JPMORGAN FLEMING
                                                         INTERNATIONAL PORTFOLIO   INTERNATIONAL PORTFOLIO
                                                                YEAR ENDED                YEAR ENDED
                                                            DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------
FROM OPERATIONS:
Net investment income                                    $            5,600,715    $            4,529,142
Net realized gain (loss) on investments                               9,822,077                 1,421,616
Net change in unrealized gain or (loss) on investments               68,725,679                81,589,701
                                                         ----------------------    ----------------------
Net increase in net assets resulting from operations                 84,148,471                87,540,459
                                                         ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                        (3,834,376)               (3,127,416)
   From net realized gains                                                   --                        --
Class S:
   From net investment income                                          (965,386)                   (2,069)
   From net realized gains                                                   --                        --
Class ADV:
   From net investment income                                           (16,919)                   (5,780)
   From net realized gains                                                   --                        --
                                                         ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                   (4,816,681)               (3,135,265)
                                                         ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                         52,846,466             1,373,179,267
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                 3,834,376                 3,127,416
   Payments for shares redeemed                                     (77,960,663)           (1,403,295,609)
Class S:
   Proceeds from shares sold                                        216,596,515                11,326,040
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                   965,386                     2,069
   Payments for shares redeemed                                     (45,930,044)               (4,015,069)
Class ADV:
   Proceeds from shares sold                                          2,046,678                 1,006,753
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                    16,919                     5,780
   Payments for shares redeemed                                      (1,346,015)                 (514,022)
                                                         ----------------------    ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                     151,069,618               (19,177,375)
                                                         ----------------------    ----------------------
Net change in net assets                                            230,401,408                65,227,819

NET ASSETS:
Beginning of year                                                   347,784,653               282,556,834
                                                         ----------------------    ----------------------
End of year                                              $          578,186,061    $          347,784,653
                                                         ======================    ======================
End of period net assets includes undistributed net
   investment income                                     $            5,139,495    $            4,344,662
                                                         ======================    ======================

                                              See Notes to Financial Statements.

                                                           ING GOLDMAN SACHS(R)
                                                         CAPITAL GROWTH PORTFOLIO
                                                                YEAR ENDED
                                                            DECEMBER 31, 2004
                                                         ------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                   76,985
   Number of shares issued upon reinvestment of
      distributions                                                           526
   Number of shares redeemed                                              (38,108)
                                                         ------------------------
Net increase (decrease)                                                    39,403
                                                         ========================
Class S:
   Number of shares sold                                                  650,799
   Number of shares issued upon reinvestment of
      distributions                                                         3,841
   Number of shares redeemed                                           (1,589,477)
                                                         ------------------------
Net increase (decrease)                                                  (934,837)
                                                         ========================
Class ADV:
   Number of shares sold                                                   84,873
   Number of shares issued upon reinvestment of
      distributions                                                            --
   Number of shares redeemed                                              (52,372)
                                                         ------------------------
Net increase                                                               32,501
                                                         ========================

See Notes to Financial Statements.

                                                           ING GOLDMAN SACHS(R)       ING GOLDMAN SACHS(R)    ING GOLDMAN SACHS(R)
                                                         CAPITAL GROWTH PORTFOLIO    CORE EQUITY PORTFOLIO   CORE EQUITY PORTFOLIO
                                                                YEAR ENDED                YEAR ENDED              YEAR ENDED
                                                            DECEMBER 31, 2003         DECEMBER 31, 2004       DECEMBER 31, 2003
                                                         ------------------------    --------------------    --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                  103,685                      --                     100
   Number of shares issued upon reinvestment of
      distributions                                                            --                       5                      --
   Number of shares redeemed                                               (8,037)                     --                      --
                                                         ------------------------    --------------------    --------------------
Net increase (decrease)                                                    95,648                       5                     100
                                                         ========================    ====================    ====================
Class S:
   Number of shares sold                                                  849,752               1,570,839               8,675,121
   Number of shares issued upon reinvestment of
      distributions                                                            --                 387,939                      --
   Number of shares redeemed                                           (1,468,063)             (1,269,272)               (920,390)
                                                         ------------------------    --------------------    --------------------
Net increase (decrease)                                                  (618,311)                689,506               7,754,731
                                                         ========================    ====================    ====================
Class ADV:
   Number of shares sold                                                   88,214                   8,416                     100
   Number of shares issued upon reinvestment of
      distributions                                                            --                      62                      --
   Number of shares redeemed                                              (67,376)                   (472)                     --
                                                         ------------------------    --------------------    --------------------
Net increase                                                               20,838                   8,006                     100
                                                         ========================    ====================    ====================

                                                           ING JPMORGAN FLEMING     ING JPMORGAN FLEMING
                                                         INTERNATIONAL PORTFOLIO   INTERNATIONAL PORTFOLIO
                                                               YEAR ENDED                 YEAR ENDED
                                                           DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                              4,828,032               165,999,304
   Number of shares issued upon reinvestment of
      distributions                                                     367,982                   339,567
   Number of shares redeemed                                         (7,107,002)             (168,558,403)
                                                         ----------------------    ----------------------
Net increase (decrease)                                              (1,910,988)               (2,219,532)
                                                         ======================    ======================
Class S:
   Number of shares sold                                             19,751,827                 1,195,568
   Number of shares issued upon reinvestment of
      distributions                                                      93,004                       225
   Number of shares redeemed                                         (4,140,652)                 (428,833)
                                                         ----------------------    ----------------------
Net increase (decrease)                                              15,704,179                   766,960
                                                         ======================    ======================
Class ADV:
   Number of shares sold                                                191,469                   111,887
   Number of shares issued upon reinvestment of
      distributions                                                       1,638                       631
   Number of shares redeemed                                           (124,331)                  (58,298)
                                                         ----------------------    ----------------------
Net increase                                                             68,776                    54,220
                                                         ======================    ======================

                                              See Notes to Financial Statements.

                                                           ING JPMORGAN           ING JPMORGAN
                                                           MID CAP VALUE          MID CAP VALUE
                                                             PORTFOLIO              PORTFOLIO
                                                            YEAR ENDED             YEAR ENDED
                                                         DECEMBER 31, 2004      DECEMBER 31, 2003
                                                         ------------------    ------------------
FROM OPERATIONS:
Net investment income                                    $          232,441    $          112,361
Net realized gain (loss) on investments, futures
   contracts options, foreign currency and forward
   foreign currency exchange contracts                            4,594,684               466,670
Net change in unrealized gain or (loss) on
   investments, options and forward foreign currency
   exchange contracts                                             9,418,762             3,843,123
                                                         ------------------    ------------------
Net increase in net assets resulting from operations             14,245,887             4,422,154
                                                         ------------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                      (146,244)              (67,151)
   From net realized gains                                       (1,604,710)             (112,659)
Class S:
   From net investment income                                       (90,240)              (43,820)
   From net realized gains                                       (1,866,604)             (111,287)
Class ADV:
   From net investment income                                            --                (1,665)
   From net realized gains                                         (143,820)               (9,221)
                                                         ------------------    ------------------
   Decrease in net assets from distributions to
     shareholders                                                (3,851,618)             (345,803)
                                                         ------------------    ------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                     37,085,709            16,344,995
   Net Asset Value of shares issued upon reinvestment
      of distributions                                            1,750,954               179,810
   Payments for shares redeemed                                  (5,061,165)           (2,298,299)
Class S:
   Proceeds from shares sold                                     45,498,414            10,748,414
   Net Asset Value of shares issued upon reinvestment
      of distributions                                            1,956,844               155,107
   Payments for shares redeemed                                  (4,622,553)           (2,950,921)
Class ADV:
   Proceeds from shares sold                                      3,641,546             1,046,218
   Net Asset Value of shares issued upon reinvestment
      of distributions                                              143,820                10,886
   Payments for shares redeemed                                    (612,383)             (239,842)
                                                         ------------------    ------------------
Net increase (decrease) in net assets from fund share
   transactions                                                  79,781,186            22,996,368
                                                         ------------------    ------------------
Net change in net assets                                         90,175,455            27,072,719

NET ASSETS:
Beginning of year                                                34,387,680             7,314,961
                                                         ------------------    ------------------
End of year                                              $      124,563,135    $       34,387,680
                                                         ==================    ==================
End of period net assets includes undistributed net
   investment income (loss)                              $               --    $               --
                                                         ==================    ==================

                                                           ING MFS CAPITAL       ING MFS CAPITAL
                                                            OPPORTUNITIES         OPPORTUNITIES
                                                              PORTFOLIO             PORTFOLIO
                                                              YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2004     DECEMBER 31, 2003
                                                         ------------------    ------------------
FROM OPERATIONS:
Net investment income                                    $        2,024,912    $        1,044,262
Net realized gain (loss) on investments, futures
   contracts options, foreign currency and forward
   foreign currency exchange contracts                           30,511,144            11,746,349
Net change in unrealized gain or (loss) on
   investments, options and forward foreign currency
   exchange contracts                                            (4,586,292)           43,242,370
                                                         ------------------    ------------------
Net increase in net assets resulting from operations             27,949,764            56,032,981
                                                         ------------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                    (1,043,438)             (449,694)
   From net realized gains                                               --                    --
Class S:
   From net investment income                                        (1,317)                 (463)
   From net realized gains                                               --                    --
Class ADV:
   From net investment income                                          (939)                 (105)
   From net realized gains                                               --                    --
                                                         ------------------    ------------------
   Decrease in net assets from distributions to
     shareholders                                                (1,045,694)             (450,262)
                                                         ------------------    ------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                      4,761,822            34,380,926
   Net Asset Value of shares issued upon reinvestment
      of distributions                                            1,043,438               449,694
   Payments for shares redeemed                                 (45,580,002)          (55,631,601)
Class S:
   Proceeds from shares sold                                         64,766               265,996
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                1,317                   463
   Payments for shares redeemed                                     (57,772)               (9,627)
Class ADV:
   Proceeds from shares sold                                        278,223               100,847
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  939                   105
   Payments for shares redeemed                                    (188,943)              (22,379)
                                                         ------------------    ------------------
Net increase (decrease) in net assets from fund share
   transactions                                                 (39,676,212)          (20,465,576)
                                                         ------------------    ------------------
Net change in net assets                                        (12,772,142)           35,117,143

NET ASSETS:
Beginning of year                                               248,091,094           212,973,951
                                                         ------------------    ------------------
End of year                                              $      235,318,952    $      248,091,094
                                                         ==================    ==================
End of period net assets includes undistributed net
   investment income (loss)                              $        1,678,490    $        1,045,689
                                                         ==================    ==================

(1)  FORMERLY THE ING MFS GLOBAL GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                         ING OPCAP BALANCED    ING OPCAP BALANCED      ING OPPENHEIMER
                                                          VALUE PORTFOLIO        VALUE PORTFOLIO     GLOBAL PORTFOLIO(1)
                                                             YEAR ENDED             YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31, 2004      DECEMBER 31, 2003     DECEMBER 31, 2004
                                                         ------------------    ------------------    ------------------
FROM OPERATIONS:
Net investment income                                    $          554,508    $        1,179,523    $          750,696
Net realized gain (loss) on investments, futures
   contracts options, foreign currency and forward
   foreign currency exchange contracts                           17,732,737             9,247,398             1,515,571
Net change in unrealized gain or (loss) on
   investments, options and forward foreign currency
   exchange contracts                                            (2,872,304)           21,305,385            19,246,415
                                                         ------------------    ------------------    ------------------
Net increase in net assets resulting from operations             15,414,941            31,732,306            21,512,682
                                                         ------------------    ------------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                       (34,098)              (16,198)             (366,693)
   From net realized gains                                               --                    --              (778,632)
Class S:
   From net investment income                                    (1,427,497)           (2,624,278)               (3,190)
   From net realized gains                                               --                    --              (166,005)
Class ADV:
   From net investment income                                       (28,287)              (51,076)               (9,068)
   From net realized gains                                               --                    --              (127,791)
                                                         ------------------    ------------------    ------------------
   Decrease in net assets from distributions to
     shareholders                                                (1,489,882)           (2,691,552)           (1,451,379)
                                                         ------------------    ------------------    ------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                      3,117,586             1,354,423           838,298,498
   Net Asset Value of shares issued upon reinvestment
      of distributions                                               34,098                16,198             1,145,325
   Payments for shares redeemed                                    (407,429)             (647,812)          (12,286,322)
Class S:
   Proceeds from shares sold                                     26,896,461            23,428,877             6,266,786
   Net Asset Value of shares issued upon reinvestment
      of distributions                                            1,427,497             2,624,278               169,195
   Payments for shares redeemed                                 (22,131,191)          (16,506,272)           (3,777,493)
Class ADV:
   Proceeds from shares sold                                      1,366,933               781,378           127,035,834
   Net Asset Value of shares issued upon reinvestment
      of distributions                                               28,287                51,076               136,859
   Payments for shares redeemed                                    (569,012)             (431,113)           (2,574,531)
                                                         ------------------    ------------------    ------------------
Net increase (decrease) in net assets from fund share
   transactions                                                   9,763,230            10,671,033           954,414,151
                                                         ------------------    ------------------    ------------------
Net change in net assets                                         23,688,289            39,711,787           974,475,454

NET ASSETS:
Beginning of year                                               144,283,341           104,571,554            15,573,443
                                                         ------------------    ------------------    ------------------
End of year                                              $      167,971,630    $      144,283,341    $      990,048,897
                                                         ==================    ==================    ==================
End of period net assets includes undistributed net
   investment income (loss)                              $          554,504    $        1,489,878    $          (99,311)
                                                         ==================    ==================    ==================

                                                                                    ING OPPENHEIMER
                                                           ING OPPENHEIMER     STRATEGIC INCOME PORTFOLIO
                                                         GLOBAL PORTFOLIO(1)      FOR THE PERIOD FROM
                                                             YEAR ENDED           NOVEMBER 8, 2004 TO
                                                          DECEMBER 31, 2003        DECEMBER 31, 2004
                                                         ------------------    --------------------------
FROM OPERATIONS:
Net investment income                                    $           20,309    $                  290,483
Net realized gain (loss) on investments, futures
   contracts options, foreign currency and forward
   foreign currency exchange contracts                            1,147,606                      (244,797)
Net change in unrealized gain or (loss) on
   investments, options and forward foreign currency
   exchange contracts                                             2,250,563                       658,438
                                                         ------------------    --------------------------
Net increase in net assets resulting from operations              3,418,478                       704,124
                                                         ------------------    --------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                          (114)                     (194,710)
   From net realized gains                                               --                            --
Class S:
   From net investment income                                            --                      (103,399)
   From net realized gains                                               --                            --
Class ADV:
   From net investment income                                            --                        (5,702)
   From net realized gains                                               --                            --
                                                         ------------------    --------------------------
   Decrease in net assets from distributions to
     shareholders                                                      (114)                     (303,811)
                                                         ------------------    --------------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                     10,466,108                   108,109,338
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  114                       185,260
   Payments for shares redeemed                                 (10,214,655)                   (5,263,620)
Class S:
   Proceeds from shares sold                                      3,826,884                    70,019,685
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                   --                       103,399
   Payments for shares redeemed                                  (1,181,028)                   (9,427,990)
Class ADV:
   Proceeds from shares sold                                        294,262                     4,056,541
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                   --                         5,702
   Payments for shares redeemed                                    (306,797)                     (414,468)
                                                         ------------------    --------------------------
Net increase (decrease) in net assets from fund share
   transactions                                                   2,884,888                   167,373,847
                                                         ------------------    --------------------------
Net change in net assets                                          6,303,252                   167,774,160

NET ASSETS:
Beginning of year                                                 9,270,191                            --
                                                         ------------------    --------------------------
End of year                                              $       15,573,443    $              167,774,160
                                                         ==================    ==========================
End of period net assets includes undistributed net
   investment income (loss)                              $          (19,227)   $                   52,423
                                                         ==================    ==========================

                                              See Notes to Financial Statements.

                                                           ING JPMORGAN           ING JPMORGAN
                                                           MID CAP VALUE          MID CAP VALUE
                                                             PORTFOLIO              PORTFOLIO
                                                            YEAR ENDED             YEAR ENDED
                                                         DECEMBER 31, 2004      DECEMBER 31, 2003
                                                         ------------------    ------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                          2,824,865             1,491,708
   Number of shares issued upon reinvestment of
     distributions                                                  126,196                15,072
   Number of shares redeemed                                       (389,997)             (211,252)
                                                         ------------------    ------------------
Net increase (decrease)                                           2,561,064             1,295,528
                                                         ==================    ==================
Class S:
   Number of shares sold                                          3,464,084               997,050
   Number of shares issued upon reinvestment of
     distributions                                                  141,376                13,012
   Number of shares redeemed                                       (344,727)             (286,132)
                                                         ------------------    ------------------
Net increase                                                      3,260,733               723,930
                                                         ==================    ==================
Class ADV:
   Number of shares sold                                            283,469               100,144
   Number of shares issued upon reinvestment of
     distributions                                                   10,444                   916
   Number of shares redeemed                                        (48,150)              (22,812)
                                                         ------------------    ------------------
Net increase (decrease)                                             245,763                78,248
                                                         ==================    ==================

                                                           ING MFS CAPITAL       ING MFS CAPITAL
                                                            OPPORTUNITIES         OPPORTUNITIES
                                                              PORTFOLIO             PORTFOLIO
                                                              YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2004     DECEMBER 31, 2003
                                                         ------------------    ------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                            189,115             1,650,858
   Number of shares issued upon reinvestment of
     distributions                                                   44,008                20,376
   Number of shares redeemed                                     (1,834,165)           (2,683,448)
                                                         ------------------    ------------------
Net increase (decrease)                                          (1,601,042)           (1,012,214)
                                                         ==================    ==================
Class S:
   Number of shares sold                                              2,607                12,429
   Number of shares issued upon reinvestment of
     distributions                                                       56                    21
   Number of shares redeemed                                         (2,413)                 (447)
                                                         ------------------    ------------------
Net increase                                                            250                12,003
                                                         ==================    ==================
Class ADV:
   Number of shares sold                                             10,994                 4,785
   Number of shares issued upon reinvestment of
     distributions                                                       40                     5
   Number of shares redeemed                                         (7,702)               (1,026)
                                                         ------------------    ------------------
Net increase (decrease)                                               3,332                 3,764
                                                         ==================    ==================

(1)  FORMERLY THE ING MFS GLOBAL GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                         ING OPCAP BALANCED    ING OPCAP BALANCED      ING OPPENHEIMER
                                                          VALUE PORTFOLIO        VALUE PORTFOLIO     GLOBAL PORTFOLIO(1)
                                                             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                         DECEMBER 31, 2004      DECEMBER 31, 2003     DECEMBER 31, 2004
                                                         ------------------    ------------------    ------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                            243,128               120,486            66,743,847
   Number of shares issued upon reinvestment of
     distributions                                                    2,739                 1,446                89,713
   Number of shares redeemed                                        (31,902)              (55,903)             (967,702)
                                                         ------------------    ------------------    ------------------
Net increase (decrease)                                             213,965                66,029            65,865,858
                                                         ==================    ==================    ==================
Class S:
   Number of shares sold                                          2,113,164             2,081,006               541,553
   Number of shares issued upon reinvestment of
     distributions                                                  114,935               234,520                15,688
   Number of shares redeemed                                     (1,738,538)           (1,532,003)             (327,715)
                                                         ------------------    ------------------    ------------------
Net increase                                                        489,561               783,523               229,526
                                                         ==================    ==================    ==================
Class ADV:
   Number of shares sold                                            107,448                71,550            10,333,622
   Number of shares issued upon reinvestment of
     distributions                                                    2,294                 4,593                11,097
   Number of shares redeemed                                        (45,271)              (40,593)             (210,710)
                                                         ------------------    ------------------    ------------------
Net increase (decrease)                                              64,471                35,550            10,134,009
                                                         ==================    ==================    ==================

                                                                                    ING OPPENHEIMER
                                                           ING OPPENHEIMER     STRATEGIC INCOME PORTFOLIO
                                                         GLOBAL PORTFOLIO(1)      FOR THE PERIOD FROM
                                                             YEAR ENDED           NOVEMBER 5, 2004 TO
                                                          DECEMBER 31, 2003        DECEMBER 31, 2004
                                                         ------------------    --------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                          1,123,577                    10,708,088
   Number of shares issued upon reinvestment of
     distributions                                                       10                        18,306
   Number of shares redeemed                                     (1,096,277)                     (520,747)
                                                         ------------------    --------------------------
Net increase (decrease)                                              27,310                    10,205,647
                                                         ==================    ==========================
Class S:
   Number of shares sold                                            401,897                     6,939,750
   Number of shares issued upon reinvestment of
     distributions                                                       --                        10,227
   Number of shares redeemed                                       (124,984)                     (932,666)
                                                         ------------------    --------------------------
Net increase                                                        276,913                     6,017,311
                                                         ==================    ==========================
Class ADV:
   Number of shares sold                                             32,219                       402,039
   Number of shares issued upon reinvestment of
     distributions                                                       --                           564
   Number of shares redeemed                                        (33,900)                      (41,056)
                                                         ------------------    --------------------------
Net increase (decrease)                                              (1,681)                      361,547
                                                         ==================    ==========================

                                              See Notes to Financial Statements.

                                                               ING PIMCO
                                                         TOTAL RETURN PORTFOLIO
                                                               YEAR ENDED
                                                           DECEMBER 31, 2004
                                                         ----------------------
FROM OPERATIONS:
Net investment income (loss)                             $            1,877,340
Net realized gain (loss) on investments, foreign
   currency and forward foreign currency exchange
   contracts                                                          5,075,591
Net change in unrealized gain or (loss) on
   investments and forward foreign currency
   exchange contracts                                                  (711,203)
                                                         ----------------------
Net increase in net assets resulting from operations                  6,241,728
                                                         ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                --
   From net realized gains                                             (669,551)
Class S:
   From net investment income                                                --
   From net realized gains                                             (597,319)
Class ADV:
   From net investment income                                                --
   From net realized gains                                             (138,031)
                                                         ----------------------
   Decrease in net assets from distributions to
      shareholders                                                   (1,404,901)
                                                         ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                         42,657,879
   Net Asset Value of shares issued upon
      reinvestment of distributions                                     669,551
   Payments for shares redeemed                                     (11,026,626)
Class S:
   Proceeds from shares sold                                         50,221,723
   Net Asset Value of shares issued upon
      reinvestment of distributions                                     597,319
   Payments for shares redeemed                                     (14,681,347)
Class ADV:
   Proceeds from shares sold                                         25,730,937
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  138,031
   Payments for shares redeemed                                     (21,920,952)
                                                         ----------------------
Net increase in net assets from fund share
   transactions                                                      72,386,515
                                                         ----------------------
Net change in net assets                                             77,223,342

NET ASSETS:
Beginning of year                                                   104,549,551
                                                         ----------------------
End of year                                              $          181,772,893
                                                         ======================
End of period net assets includes undistributed net
   investment income (loss)                              $            3,791,391
                                                         ======================

See Notes to Financial Statements.

                                                                                    ING SALOMON BROTHERS      ING SALOMON BROTHERS
                                                               ING PIMCO             AGGRESSIVE GROWTH         AGGRESSIVE GROWTH
                                                         TOTAL RETURN PORTFOLIO          PORTFOLIO                 PORTFOLIO
                                                               YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2003         DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------    ----------------------
FROM OPERATIONS:
Net investment income (loss)                             $            1,677,871    $              310,362    $           (2,471,760)
Net realized gain (loss) on investments, foreign
   currency and forward foreign currency exchange
   contracts                                                          1,143,747                11,495,281                11,929,158
Net change in unrealized gain or (loss) on
   investments and forward foreign currency
   exchange contracts                                                    93,477                66,881,864               161,224,238
                                                         ----------------------    ----------------------    ----------------------
Net increase in net assets resulting from operations                  2,915,095                78,687,507               170,681,636
                                                         ----------------------    ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                        (1,268,672)                       --                        --
   From net realized gains                                             (199,673)                       --                        --
Class S:
   From net investment income                                        (1,357,064)                       --                        --
   From net realized gains                                             (282,271)                       --                        --
Class ADV:
   From net investment income                                          (261,621)                       --                        --
   From net realized gains                                              (62,829)                       --                        --
                                                         ----------------------    ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                   (3,432,130)                       --                        --
                                                         ----------------------    ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                         40,942,437                16,246,871               117,897,618
   Net Asset Value of shares issued upon
      reinvestment of distributions                                   1,468,344                        --                        --
   Payments for shares redeemed                                      (6,083,500)             (103,994,271)             (129,470,504)
Class S:
   Proceeds from shares sold                                         45,838,275               334,650,664                16,102,249
   Net Asset Value of shares issued upon
      reinvestment of distributions                                   1,639,335                        --                        --
   Payments for shares redeemed                                     (22,390,542)              (18,143,172)               (2,893,928)
Class ADV:
   Proceeds from shares sold                                          8,285,450                 2,354,764                   526,561
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  324,450                        --                        --
   Payments for shares redeemed                                      (3,050,425)                 (422,516)                 (228,491)
                                                         ----------------------    ----------------------    ----------------------
Net increase in net assets from fund share
   transactions                                                      66,973,824               230,692,340                 1,933,505
                                                         ----------------------    ----------------------    ----------------------
Net change in net assets                                             66,456,789               309,379,847               172,615,141

NET ASSETS:
Beginning of year                                                    38,092,762               625,575,798               452,960,657
                                                         ----------------------    ----------------------    ----------------------
End of year                                              $          104,549,551    $          934,955,645    $          625,575,798
                                                         ======================    ======================    ======================
End of period net assets includes undistributed net
   investment income (loss)                              $           (1,120,151)   $                   --    $                   --
                                                         ======================    ======================    ======================

                                                          ING SALOMON BROTHERS      ING SALOMON BROTHERS
                                                           FUNDAMENTAL VALUE         FUNDAMENTAL VALUE
                                                               PORTFOLIO                 PORTFOLIO
                                                               YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------
FROM OPERATIONS:
Net investment income (loss)                             $               12,313    $              (86,565)
Net realized gain (loss) on investments, foreign
   currency and forward foreign currency exchange
   contracts                                                          3,852,778                (5,740,642)
Net change in unrealized gain or (loss) on
   investments and forward foreign currency
   exchange contracts                                                 1,249,516                21,332,957
                                                         ----------------------    ----------------------
Net increase in net assets resulting from operations                  5,114,607                15,505,750
                                                         ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                --                   (24,293)
   From net realized gains                                                   --                        --
Class S:
   From net investment income                                                --                  (662,785)
   From net realized gains                                                   --                        --
Class ADV:
   From net investment income                                                --                   (47,624)
   From net realized gains                                                   --                        --
                                                         ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                           --                  (734,702)
                                                         ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                          1,546,968                 1,934,773
   Net Asset Value of shares issued upon
      reinvestment of distributions                                          --                    24,293
   Payments for shares redeemed                                        (586,779)                 (210,617)
Class S:
   Proceeds from shares sold                                         10,993,620                40,697,718
   Net Asset Value of shares issued upon
      reinvestment of distributions                                          --                   662,785
   Payments for shares redeemed                                     (15,468,573)              (33,717,369)
Class ADV:
   Proceeds from shares sold                                          7,712,445                 2,247,974
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                    47,624
   Payments for shares redeemed                                      (1,223,274)                 (329,318)
                                                         ----------------------    ----------------------
Net increase in net assets from fund share
   transactions                                                       2,974,407                11,357,863
                                                         ----------------------    ----------------------
Net change in net assets                                              8,089,014                26,128,911

NET ASSETS:
Beginning of year                                                    61,559,267                35,430,356
                                                         ----------------------    ----------------------
End of year                                              $           69,648,281    $           61,559,267
                                                         ======================    ======================
End of period net assets includes undistributed net
   investment income (loss)                              $               12,298    $                   --
                                                         ======================    ======================

                                              See Notes to Financial Statements.

                                                               ING PIMCO
                                                         TOTAL RETURN PORTFOLIO
                                                               YEAR ENDED
                                                           DECEMBER 31, 2004
                                                         ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                              3,947,212
   Number of shares issued upon reinvestment of
      distributions                                                      61,996
   Number of shares redeemed                                         (1,015,254)
                                                         ----------------------
Net increase (decrease)                                               2,993,954
                                                         ======================
Class S:
   Number of shares sold                                              4,646,455
   Number of shares issued upon reinvestment of
      distributions                                                      55,461
   Number of shares redeemed                                         (1,367,170)
                                                         ----------------------
Net increase (decrease)                                               3,334,746
                                                         ======================
Class ADV:
   Number of shares sold                                              2,392,874
   Number of shares issued upon reinvestment of
      distributions                                                      12,864
   Number of shares redeemed                                         (2,028,008)
                                                         ----------------------
Net increase                                                            377,730
                                                         ======================

See Notes to Financial Statements.

                                                                                    ING SALOMON BROTHERS      ING SALOMON BROTHERS
                                                               ING PIMCO             AGGRESSIVE GROWTH         AGGRESSIVE GROWTH
                                                         TOTAL RETURN PORTFOLIO          PORTFOLIO                 PORTFOLIO
                                                               YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2003         DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                              3,806,901                   427,898                 3,738,285
   Number of shares issued upon reinvestment of
      distributions                                                     138,352                        --                        --
   Number of shares redeemed                                           (563,643)               (2,782,866)               (4,137,692)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                               3,381,610                (2,354,968)                 (399,407)
                                                         ======================    ======================    ======================
Class S:
   Number of shares sold                                              4,258,232                 9,075,422                   469,863
   Number of shares issued upon reinvestment of
      distributions                                                     154,634                        --                        --
   Number of shares redeemed                                         (2,070,435)                 (487,121)                  (84,488)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                               2,342,431                 8,588,301                   385,375
                                                         ======================    ======================    ======================
Class ADV:
   Number of shares sold                                                770,600                    64,521                    16,596
   Number of shares issued upon reinvestment of
      distributions                                                      30,666                        --                        --
   Number of shares redeemed                                           (283,412)                  (11,436)                   (7,114)
                                                         ----------------------    ----------------------    ----------------------
Net increase                                                            517,854                    53,085                     9,482
                                                         ======================    ======================    ======================

                                                          ING SALOMON BROTHERS      ING SALOMON BROTHERS
                                                           FUNDAMENTAL VALUE         FUNDAMENTAL VALUE
                                                               PORTFOLIO                 PORTFOLIO
                                                               YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                 90,373                   133,660
   Number of shares issued upon reinvestment of
      distributions                                                          --                     1,658
   Number of shares redeemed                                            (34,621)                  (14,170)
                                                         ----------------------    ----------------------
Net increase (decrease)                                                  55,752                   121,148
                                                         ======================    ======================
Class S:
   Number of shares sold                                                641,823                 2,808,024
   Number of shares issued upon reinvestment of
      distributions                                                          --                    45,334
   Number of shares redeemed                                           (906,728)               (2,377,209)
                                                         ----------------------    ----------------------
Net increase (decrease)                                                (264,905)                  476,149
                                                         ======================    ======================
Class ADV:
   Number of shares sold                                                444,017                   175,777
   Number of shares issued upon reinvestment of
      distributions                                                          --                     3,278
   Number of shares redeemed                                            (72,248)                  (23,601)
                                                         ----------------------    ----------------------
Net increase                                                            371,769                   155,454
                                                         ======================    ======================

                                              See Notes to Financial Statements.

                                                          ING SALOMON BROTHERS      ING SALOMON BROTHERS      ING SALOMON BROTHERS
                                                            INVESTORS VALUE           INVESTORS VALUE           LARGE CAP GROWTH
                                                               PORTFOLIO                 PORTFOLIO                PORTFOLIO(1)
                                                               YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2004         DECEMBER 31, 2003         DECEMBER 31, 2004
                                                         ----------------------    ----------------------    ----------------------
FROM OPERATIONS:
Net investment income (loss)                             $              774,263    $              575,064    $             (226,938)
Net realized gain (loss) on investments, foreign
   currency and forward foreign currency exchange
   contracts                                                          3,164,747                  (384,815)                6,250,008
Net change in unrealized gain or (loss) on investments
   and forward foreign currency exchange contracts                    2,972,327                16,475,142                (3,299,831)
                                                         ----------------------    ----------------------    ----------------------
Net increase in net assets resulting from operations                  6,911,337                16,665,391                 2,723,239
                                                         ----------------------    ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                           (19,821)                   (4,362)                       --
   From net realized gains                                                   --                        --                       (56)
Class S:
   From net investment income                                          (499,364)                 (319,190)                       --
   From net realized gains                                                   --                        --                       (56)
Class ADV:
   From net investment income                                           (49,520)                  (43,627)                       --
   From net realized gains                                                   --                        --                (1,902,819)
                                                         ----------------------    ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                     (568,705)                 (367,179)               (1,902,931)
                                                         ----------------------    ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                          1,996,782                 1,037,759                18,423,562
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                   19,821                     4,362                        56
   Payments for shares redeemed                                        (337,852)                 (117,646)                 (301,960)
Class S:
   Proceeds from shares sold                                         11,272,945                10,623,878                16,218,615
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  499,364                   319,190                        56
   Payments for shares redeemed                                     (14,513,641)               (8,309,162)                 (502,726)
Class ADV:
   Proceeds from shares sold                                          1,566,546                 1,306,029                 5,681,599
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                   49,520                    43,627                 1,902,819
   Payments for shares redeemed                                        (926,101)                 (846,783)              (17,066,531)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                        (372,616)                4,061,254                24,355,490
                                                         ----------------------    ----------------------    ----------------------
Net change in net assets                                              5,970,016                20,359,466                25,175,798

NET ASSETS:
Beginning of year                                                    71,936,788                51,577,322                42,936,962
                                                         ----------------------    ----------------------    ----------------------
End of year                                              $           77,906,804    $           71,936,788    $           68,112,760
                                                         ======================    ======================    ======================
End of period net assets includes undistributed net
   investment income (loss)                              $              773,682    $              571,175    $                   --
                                                         ======================    ======================    ======================

(1)  FORMERLY THE ING ALGER CAPITAL APPRECIATION PORTFOLIO.

(2)  FORMERLY THE ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                         ING SALOMON BROTHERS
                                                            LARGE CAP GROWTH         ING T. ROWE PRICE         ING T. ROWE PRICE
                                                              PORTFOLIO(1)          DIVERSIFIED MID CAP       DIVERSIFIED MID CAP
                                                          FOR THE PERIOD FROM       GROWTH PORTFOLIO(2)        GROWTH PORTFOLIO(2)
                                                             MAY 1, 2003 TO              YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2003         DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------    ----------------------
FROM OPERATIONS:
Net investment income (loss)                             $             (212,388)   $           (1,287,517)   $           (1,364,162)
Net realized gain (loss) on investments, foreign
   currency and forward foreign currency exchange
   contracts                                                          2,115,317                26,980,149                21,962,644
Net change in unrealized gain or (loss) on investments
   and forward foreign currency exchange contracts                    5,665,408                (4,016,793)               23,751,322
                                                         ----------------------    ----------------------    ----------------------
Net increase in net assets resulting from operations                  7,568,337                21,675,839                44,349,804
                                                         ----------------------    ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                --                        --                        --
   From net realized gains                                                   --                        --                        --
Class S:
   From net investment income                                                --                        --                        --
   From net realized gains                                                   --                        --                        --
Class ADV:
   From net investment income                                                --                        --                        --
   From net realized gains                                                   --                        --                        --
                                                         ----------------------    ----------------------    ----------------------
   Decrease in net assets from distributions to
      shareholders                                                           --                        --                        --
                                                         ----------------------    ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                              1,000               448,863,731                27,611,699
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                        --                        --
   Payments for shares redeemed                                              --               (22,047,983)                 (907,923)
Class S:
   Proceeds from shares sold                                              1,000                10,074,983                29,100,727
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                        --                        --
   Payments for shares redeemed                                              --               (13,296,866)               (6,020,208)
Class ADV:
   Proceeds from shares sold                                         41,188,026                21,486,234                20,886,635
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                       --                        --                        --
   Payments for shares redeemed                                      (5,821,401)              (55,107,700)              (17,832,908)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                      35,368,625               389,972,399                52,838,022
                                                         ----------------------    ----------------------    ----------------------
Net change in net assets                                             42,936,962               411,648,238                97,187,826

NET ASSETS:
Beginning of year                                                            --               172,716,893                75,529,067
                                                         ----------------------    ----------------------    ----------------------
End of year                                              $           42,936,962    $          584,365,131    $          172,716,893
                                                         ======================    ======================    ======================
End of period net assets includes undistributed net
   investment income (loss)                              $                   --    $                   --    $                   --
                                                         ======================    ======================    ======================

                                                            ING T. ROWE PRICE         ING T. ROWE PRICE
                                                         GROWTH EQUITY PORTFOLIO   GROWTH EQUITY PORTFOLIO
                                                                YEAR ENDED               YEAR ENDED
                                                           DECEMBER 31, 2004        DECEMBER 31, 2003
                                                         -----------------------   -----------------------
FROM OPERATIONS:
Net investment income (loss)                             $             5,330,870   $             1,470,559
Net realized gain (loss) on investments, foreign
   currency and forward foreign currency exchange
   contracts                                                          41,153,242                (7,268,044)
Net change in unrealized gain or (loss) on investments
   and forward foreign currency exchange contracts                    34,583,274               160,446,928
                                                         -----------------------   -----------------------
Net increase in net assets resulting from operations                  81,067,386               154,649,443
                                                         -----------------------   -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                         (1,272,937)                 (847,372)
   From net realized gains                                                    --                        --
Class S:
   From net investment income                                             (4,880)                   (7,316)
   From net realized gains                                                    --                        --
Class ADV:
   From net investment income                                                 --                   (57,056)
   From net realized gains                                                    --                        --
                                                         -----------------------   -----------------------
   Decrease in net assets from distributions to
      shareholders                                                    (1,277,817)                 (911,744)
                                                         -----------------------   -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                         166,701,460               120,031,861
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                 1,272,937                   847,372
   Payments for shares redeemed                                      (79,405,553)              (23,951,824)
Class S:
   Proceeds from shares sold                                          10,578,860                 5,939,735
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                     4,880                     7,316
   Payments for shares redeemed                                       (1,795,611)                 (586,366)
Class ADV:
   Proceeds from shares sold                                          21,300,542                41,935,518
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                        --                    57,056
   Payments for shares redeemed                                       (9,289,573)               (4,394,273)
                                                         -----------------------   -----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                      109,367,942               139,886,395
                                                         -----------------------   -----------------------
Net change in net assets                                             189,157,511               293,624,094

NET ASSETS:
Beginning of year                                                   738,388,460                444,764,366
                                                         -----------------------   -----------------------
End of year                                              $           927,545,971   $           738,388,460
                                                         =======================   =======================
End of period net assets includes undistributed net
   investment income (loss)                              $             4,708,299   $             1,275,809
                                                         =======================   =======================

                                              See Notes to Financial Statements.

                                                          ING SALOMON BROTHERS      ING SALOMON BROTHERS      ING SALOMON BROTHERS
                                                            INVESTORS VALUE           INVESTORS VALUE           LARGE CAP GROWTH
                                                               PORTFOLIO                 PORTFOLIO                PORTFOLIO(1)
                                                               YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2004         DECEMBER 31, 2003         DECEMBER 31, 2004
                                                         ----------------------    ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                148,751                    89,409                 1,538,270
   Number of shares issued upon reinvestment of
      distributions                                                       1,552                       381                         5
   Number of shares redeemed                                            (25,062)                  (10,600)                  (24,999)
                                                         ----------------------    ----------------------    ----------------------
Net increase                                                            125,241                    79,190                 1,513,276
                                                         ======================    ======================    ======================
Class S:
   Number of shares sold                                                839,017                   952,148                 1,360,858
   Number of shares issued upon reinvestment of
      distributions                                                      39,197                    27,975                         5
   Number of shares redeemed                                         (1,094,339)                 (748,553)                  (41,825)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                                (216,125)                  231,570                 1,319,038
                                                         ======================    ======================    ======================
Class ADV:
   Number of shares sold                                                117,723                   121,632                   469,837
   Number of shares issued upon reinvestment of
      distributions                                                       3,915                     3,847                   182,963
   Number of shares redeemed                                            (70,895)                  (82,788)               (1,460,940)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                                  50,743                    42,691                  (808,140)
                                                         ======================    ======================    ======================

(1)  FORMERLY THE ING ALGER CAPITAL APPRECIATION PORTFOLIO.

(2)  FORMERLY THE ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

See Notes to Financial Statements.

                                                          ING SALOMON BROTHERS
                                                            LARGE CAP GROWTH         ING T. ROWE PRICE         ING T. ROWE PRICE
                                                              PORTFOLIO(1)          DIVERSIFIED MID CAP       DIVERSIFIED MID CAP
                                                          FOR THE PERIOD FROM       GROWTH PORTFOLIO(2)       GROWTH PORTFOLIO(2)
                                                             MAY 1, 2003 TO              YEAR ENDED                YEAR ENDED
                                                           DECEMBER 31, 2003         DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ----------------------    ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                    100                56,923,070                 4,348,047
   Number of shares issued upon reinvestment of
      distributions                                                          --                        --                        --
   Number of shares redeemed                                                 --                (2,830,650)                 (136,156)
                                                         ----------------------    ----------------------    ----------------------
Net increase                                                                100                54,092,420                 4,211,891
                                                         ======================    ======================    ======================
Class S:
   Number of shares sold                                                    100                 1,310,554                 4,842,955
   Number of shares issued upon reinvestment of
      distributions                                                          --                        --                        --
   Number of shares redeemed                                                 --                (1,790,374)                 (934,316)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                                     100                  (479,820)                3,908,639
                                                         ======================    ======================    ======================
Class ADV:
   Number of shares sold                                              4,072,223                 2,826,239                 3,421,229
   Number of shares issued upon reinvestment of
      distributions                                                          --                        --                        --
   Number of shares redeemed                                           (520,641)               (7,303,573)               (2,896,726)
                                                         ----------------------    ----------------------    ----------------------
Net increase (decrease)                                               3,551,582                (4,477,334)                  524,503
                                                         ======================    ======================    ======================

                                                            ING T. ROWE PRICE          ING T. ROWE PRICE
                                                         GROWTH EQUITY PORTFOLIO   GROWTH EQUITY PORTFOLIO
                                                                YEAR ENDED                YEAR ENDED
                                                            DECEMBER 31,2004         DECEMBER 31, 2003
                                                         -----------------------   -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                               3,614,473                 2,994,656
   Number of shares issued upon reinvestment of
      distributions                                                       29,142                    20,876
   Number of shares redeemed                                          (1,752,164)                 (628,996)
                                                         -----------------------    ----------------------
Net increase                                                           1,891,451                 2,386,536
                                                         =======================    ======================
Class S:
   Number of shares sold                                                 233,199                   152,771
   Number of shares issued upon reinvestment of
      distributions                                                          112                       181
   Number of shares redeemed                                             (39,458)                  (14,303)
                                                         -----------------------    ----------------------
Net increase (decrease)                                                  193,853                   138,649
                                                         =======================    ======================
Class ADV:
   Number of shares sold                                                 468,928                 1,054,548
   Number of shares issued upon reinvestment of
      distributions                                                           --                     1,417
   Number of shares redeemed                                            (204,594)                 (109,656)
                                                         -----------------------    ----------------------
Net increase (decrease)                                                  264,334                   946,309
                                                         =======================    ======================

                                              See Notes to Financial Statements.

                                                            ING UBS U.S. LARGE
                                                         CAP EQUITY PORTFOLIO(3)
                                                                YEAR ENDED
                                                            DECEMBER 31, 2004
                                                         ------------------------
FROM OPERATIONS:
Net investment income                                    $              3,166,091
Net realized gain (loss) on investments                                29,862,666
Net change in unrealized gain or (loss) on investments                  3,164,759
                                                         ------------------------
Net increase in net assets resulting from operations                   36,193,516
                                                         ------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                          (2,047,360)
   From net realized gains                                                     --
Class S:
   From net investment income                                             (11,802)
   From net realized gains                                                     --
Class ADV:
   From net investment income                                                (173)
   From net realized gains                                                     --
                                                         ------------------------
   Decrease in net assets from distributions to
      shareholders                                                     (2,059,335)
                                                         ------------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                            8,885,946
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  2,047,360
   Payments for shares redeemed                                       (42,323,371)
Class S:
   Proceeds from shares sold                                            1,123,691
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                     11,802
   Payments for shares redeemed                                          (376,132)
Class ADV:
   Proceeds from shares sold                                              243,821
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                        173
   Payments for shares redeemed                                          (240,331)
                                                         ------------------------
Net increase (decrease) in net assets from fund share
   transactions                                                       (30,627,041)
                                                         ------------------------
Net change in net assets                                                3,507,140

NET ASSETS:
Beginning of year                                                     266,145,647
                                                         ------------------------
End of year                                              $            269,652,787
                                                         ========================
End of period net assets includes undistributed net
   investment income                                     $              2,352,546
                                                         ========================

(3)  FORMERLY THE ING MFS RESEARCH EQUITY PORTFOLIO.

(4)  FORMERLY THE ING UBS U.S. ALLOCATION PORTFOLIO.

See Notes to Financial Statements.

                                                                                                              ING VAN KAMPEN
                                                            ING UBS U.S. LARGE         ING VAN KAMPEN       COMSTOCK PORTFOLIO
                                                         CAP EQUITY PORTFOLIO(3)     COMSTOCK PORTFOLIO     FOR THE PERIOD FROM
                                                                YEAR ENDED               YEAR ENDED           MAY 1, 2002 TO
                                                            DECEMBER 31, 2003         DECEMBER 31, 2004      DECEMBER 31, 2003
                                                         ------------------------    -------------------    -------------------
FROM OPERATIONS:
Net investment income                                    $              2,083,623    $         3,047,871    $         1,038,937
Net realized gain (loss) on investments                                 7,918,301             21,126,731              4,504,384
Net change in unrealized gain or (loss) on investments                 46,183,719             21,244,254             25,433,748
                                                         ------------------------    -------------------    -------------------
Net increase in net assets resulting from operations                   56,185,643             45,418,856             30,977,069
                                                         ------------------------    -------------------    -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                          (1,489,081)                    --               (231,578)
   From net realized gains                                                     --               (258,350)              (534,864)
Class S:
   From net investment income                                              (7,774)                    --               (780,234)
   From net realized gains                                                     --               (969,765)            (2,223,430)
Class ADV:
   From net investment income                                                (121)                    --                (29,518)
   From net realized gains                                                     --                (49,401)              (137,607)
                                                         ------------------------    -------------------    -------------------
   Decrease in net assets from distributions to
      shareholders                                                     (1,496,976)            (1,277,516)            (3,937,231)
                                                         ------------------------    -------------------    -------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                            8,400,798             33,558,478             29,355,364
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                  1,489,081                258,350                766,442
   Payments for shares redeemed                                       (44,976,234)            (5,431,315)            (5,026,881)
Class S:
   Proceeds from shares sold                                            1,423,991            151,378,954            107,780,489
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                      7,774                969,765              3,003,664
   Payments for shares redeemed                                          (207,460)            (7,789,976)            (5,323,153)
Class ADV:
   Proceeds from shares sold                                                1,817              7,212,274              4,025,746
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                        121                 49,401                167,125
   Payments for shares redeemed                                           (10,685)            (4,862,568)              (894,503)
                                                         ------------------------    -------------------    -------------------
Net increase (decrease) in net assets from fund share
   transactions                                                       (33,870,797)           175,343,363            133,854,293
                                                         ------------------------    -------------------    -------------------
Net change in net assets                                               20,817,870            219,484,703            160,894,131

NET ASSETS:
Beginning of year                                                     245,327,777            181,189,942             20,295,811
                                                         ------------------------    -------------------    -------------------
End of year                                              $            266,145,647    $       400,674,645    $       181,189,942
                                                         ========================    ===================    ===================
End of period net assets includes undistributed net
   investment income                                     $              2,059,305    $         3,024,328    $                --
                                                         ========================    ===================    ===================

                                                                 ING VAN KAMPEN                     ING VAN KAMPEN
                                                         EQUITY AND INCOME PORTFOLIO(4)     EQUITY AND INCOME PORTFOLIO(4)
                                                                   YEAR ENDED                         YEAR ENDED
                                                                DECEMBER 31, 2004                  DECEMBER 31, 2003
                                                         -------------------------------    -------------------------------
FROM OPERATIONS:
Net investment income                                    $                       972,892    $                        84,572
Net realized gain (loss) on investments                                        1,907,315                           (532,736)
Net change in unrealized gain or (loss) on investments                        11,488,066                          4,739,688
                                                         -------------------------------    -------------------------------
Net increase in net assets resulting from operations                          14,368,273                          4,291,524
                                                         -------------------------------    -------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                    (22,124)                           (10,684)
   From net realized gains                                                            --                                 --
Class S:
   From net investment income                                                    (61,002)                           (34,991)
   From net realized gains                                                            --                                 --
Class ADV:
   From net investment income                                                       (258)                              (311)
   From net realized gains                                                            --                                 --
                                                         -------------------------------    -------------------------------
   Decrease in net assets from distributions to
      shareholders                                                               (83,384)                           (45,986)
                                                         -------------------------------    -------------------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                 546,480,561                          1,283,287
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                            22,124                             10,684
   Payments for shares redeemed                                               (9,920,902)                          (291,541)
Class S:
   Proceeds from shares sold                                                  23,807,535                          3,407,569
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                            61,002                             34,991
   Payments for shares redeemed                                               (9,144,492)                        (3,103,901)
Class ADV:
   Proceeds from shares sold                                                   8,816,122                            105,551
   Net Asset Value of shares issued upon reinvestment
      of distributions                                                               258                                311
   Payments for shares redeemed                                                 (579,375)                           (28,923)
                                                         -------------------------------    -------------------------------
Net increase (decrease) in net assets from fund share
   transactions                                                              559,542,833                          1,418,028
                                                         -------------------------------    -------------------------------
Net change in net assets                                                     573,827,722                          5,663,566

NET ASSETS:
Beginning of year                                                             20,749,146                         15,085,580
                                                         -------------------------------    -------------------------------
End of year                                              $                   594,576,868    $                    20,749,146
                                                         ===============================    ===============================
End of period net assets includes undistributed net
   investment income                                     $                       937,536    $                        83,384
                                                         ===============================    ===============================

                                              See Notes to Financial Statements.

                                                            ING UBS U.S. LARGE
                                                         CAP EQUITY PORTFOLIO(3)
                                                                YEAR ENDED
                                                            DECEMBER 31, 2004
                                                         ------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                1,132,421
   Number of shares issued upon reinvestment of
      distributions                                                       272,255
   Number of shares redeemed                                           (5,385,859)
                                                         ------------------------
Net increase (decrease)                                                (3,981,183)
                                                         ========================
Class S:
   Number of shares sold                                                  143,657
   Number of shares issued upon reinvestment of
      distributions                                                         1,580
   Number of shares redeemed                                              (49,058)
                                                         ------------------------
Net increase                                                               96,179
                                                         ========================
Class ADV:
   Number of shares sold                                                   29,545
   Number of shares issued upon reinvestment of
      distributions                                                            23
   Number of shares redeemed                                              (29,090)
                                                         ------------------------
Net increase (decrease)                                                       478
                                                         ========================

(3)  FORMERLY THE ING MFS RESEARCH EQUITY PORTFOLIO.

(4)  FORMERLY THE ING UBS U.S. ALLOCATION PORTFOLIO.

See Notes to Financial Statements.

                                                                                                              ING VAN KAMPEN
                                                            ING UBS U.S. LARGE         ING VAN KAMPEN       COMSTOCK PORTFOLIO
                                                         CAP EQUITY PORTFOLIO(3)     COMSTOCK PORTFOLIO     FOR THE PERIOD FROM
                                                                YEAR ENDED               YEAR ENDED           MAY 1, 2002 TO
                                                            DECEMBER 31, 2003         DECEMBER 31, 2004      DECEMBER 31, 2003
                                                         ------------------------    -------------------    -------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                1,204,061              3,006,385              3,142,223
   Number of shares issued upon reinvestment of
      distributions                                                       218,982                 23,877                 72,377
   Number of shares redeemed                                           (6,736,852)              (481,233)              (526,933)
                                                         ------------------------    -------------------    -------------------
Net increase (decrease)                                                (5,313,809)             2,549,029              2,687,667
                                                         ========================    ===================    ===================
Class S:
   Number of shares sold                                                  208,184             13,321,253             11,921,910
   Number of shares issued upon reinvestment of
      distributions                                                         1,148                 89,876                284,181
   Number of shares redeemed                                              (30,125)              (702,510)              (575,621)
                                                         ------------------------    -------------------    -------------------
Net increase                                                              179,207             12,708,619             11,630,470
                                                         ========================    ===================    ===================
Class ADV:
   Number of shares sold                                                      289                653,919                449,443
   Number of shares issued upon reinvestment of
      distributions                                                            18                  4,600                 15,858
   Number of shares redeemed                                               (1,574)              (440,571)               (98,913)
                                                         ------------------------    -------------------    -------------------
Net increase (decrease)                                                    (1,267)               217,948                366,388
                                                         ========================    ===================    ===================

                                                                 ING VAN KAMPEN                     ING VAN KAMPEN
                                                          EQUITY AND INCOMEPORTFOLIO(4)     EQUITY AND INCOME PORTFOLIO(4)
                                                                   YEAR ENDED                         YEAR ENDED
                                                                DECEMBER 31, 2004                  DECEMBER 31, 2003
                                                         -------------------------------    -------------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                      16,685,648                             47,882
   Number of shares issued upon reinvestment of
      distributions                                                                  731                                395
   Number of shares redeemed                                                    (302,461)                           (10,854)
                                                         -------------------------------    -------------------------------
Net increase (decrease)                                                       16,383,918                             37,423
                                                         ===============================    ===============================
Class S:
   Number of shares sold                                                         734,569                            129,797
   Number of shares issued upon reinvestment of
      distributions                                                                2,019                              1,296
   Number of shares redeemed                                                    (289,561)                          (118,012)
                                                         -------------------------------    -------------------------------
Net increase                                                                     447,027                             13,081
                                                         ===============================    ===============================
Class ADV:
   Number of shares sold                                                         273,893                              4,212
   Number of shares issued upon reinvestment of
      distributions                                                                    9                                 12
   Number of shares redeemed                                                     (17,888)                            (1,079)
                                                         -------------------------------    -------------------------------
Net increase (decrease)                                                          256,014                              3,145
                                                         ===============================    ===============================

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

ING Life Insurance and Annuity Company ("ING") created ING Partners, Inc. (the "Fund") to serve as an investment option underlying variable insurance products offered by ING and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of twenty diversified Portfolios and two non-diversified Portfolios: ING Aeltus Enhanced Index Portfolio ("ING Aeltus Enhanced Index") (formerly ING DSI Enhanced Index Portfolio); ING American Century Select Portfolio ("ING American Century Select") (formerly ING Alger Growth Portfolio); ING American Century Small Cap Value Portfolio ("ING American Century Small Cap Value"); ING Baron Small Cap Growth Portfolio ("ING Baron Small Cap Growth"); ING Goldman Sachs(R) Capital Growth Portfolio ("ING Goldman Sachs(R) Capital Growth"); ING Goldman Sachs(R) Core Equity Portfolio ("ING Goldman Sachs(R) Core Equity"); ING JPMorgan Fleming International Portfolio ("ING JPMorgan Fleming International"); ING JPMorgan Mid Cap Value Portfolio ("ING JPMorgan Mid Cap Value"); ING MFS Capital Opportunities Portfolio ("ING MFS Capital Opportunities"); ING OpCap Balanced Value Portfolio ("ING OpCap Balanced Value"); ING Oppenheimer Global Portfolio ("ING Oppenheimer Global") (formerly ING MFS Global Growth Portfolio); ING Oppenheimer Strategic Income Portfolio ("ING Oppenheimer Strategic Income"); ING PIMCO Total Return Portfolio ("ING PIMCO Total Return"); ING Salomon Brothers Aggressive Growth Portfolio ("ING Salomon Brothers Aggressive Growth"); ING Salomon Brothers Fundamental Value Portfolio ("ING Salomon Brothers Fundamental Value"); ING Salomon Brothers Investors Value Portfolio) ("ING Salomon Brothers Investors Value"); ING Salomon Brothers Large Cap Growth Portfolio ("ING Salomon Brothers Large Cap Growth") (formerly ING Alger Capital Appreciation Portfolio); ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("ING T. Rowe Price Diversified Mid Cap Growth") (formerly ING Alger Aggressive Growth Portfolio); ING T. Rowe Price Growth Equity Portfolio ("ING T. Rowe Price Growth Equity"); ING UBS U.S. Large Cap Equity Portfolio ("ING UBS U.S. Large Cap Equity") (formerly ING MFS Research Equity Portfolio); ING Van Kampen Comstock Portfolio ("ING Van Kampen Comstock") and ING Van Kampen Equity and Income Portfolio ("ING Van Kampen Equity and Income") (formerly ING UBS U.S. Allocation Portfolio).

ING JPMorgan Mid Cap Value and ING Salomon Brothers Fundamental Value are classified as "non-diversified" portfolios under the 1940 Act. Effective May 1, 2004, ING Oppenheimer Global is a diversified series of the Fund.

ING Financial Advisers, LLC ("IFA") serves as the principal underwriter to each Portfolio. ING serves as the Investment Adviser for each Portfolio. ING Investment Management Co. ("INGIM") (formerly known as Aeltus Investment Management or "ING Aeltus") serves as sub-adviser to ING Aeltus Enhanced Index. American Century Investment Management, Inc. ("American Century") serves as sub-adviser to ING American Century Select and ING American Century Small Cap Value. BAMCO, Inc. ("BAMCO") serves as sub-adviser to ING Baron Small Cap Growth. Goldman Sachs Asset Management, L.P. ("Goldman Sachs") serves as sub-adviser to ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity. J.P. Morgan Investment Management Inc. (a subsidiary of J.P. Morgan Chase & Co.) ("J.P. Morgan") serves as sub-adviser to ING JPMorgan Fleming International and ING JPMorgan Mid Cap Value. Massachusetts Financial Services Company ("MFS") serves as sub-adviser to ING MFS Capital Opportunities. OpCap Advisors LLC ("OpCap") serves as sub-adviser to ING OpCap Balanced Value. Oppenheimer Funds, Inc. ("Oppenheimer") serves as sub-adviser to ING Oppenheimer Global and ING Oppenheimer Strategic Income. Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser to ING PIMCO Total Return. Salomon Brothers Asset Management Inc. ("Salomon Brothers") serves as sub-adviser to ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and Salomon Brothers Large Cap Growth. T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity. UBS Global Asset Management (US) Inc. ("UBS") serves as sub-adviser to ING UBS U.S. Large Cap Value. Morgan Stanley Investment Management Inc. doing business as Van Kampen ("Van Kampen") serves as sub-adviser to ING Van Kampen Comstock and Van Kampen Equity and Income.

Prior to November 8, 2004, Fred Alger Management ("Alger") served as sub-adviser to ING American Century Select, ING T.Rowe Price Diversified Mid Cap Growth and ING Salomon Brothers Large Cap Growth; MFS served as sub-adviser to ING Oppenheimer Global and UBS served as sub-adviser to Van Kampen Equity and Income.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV").

The Initial Class of shares for ING MFS Capital Opportunities, ING JPMorgan Fleming International, ING Salomon Brothers Aggressive Growth, ING T. Rowe Price Growth Equity, and UBS U.S. Large Cap Equity were first made available to the public on November 28, 1997. The Service and Adviser share classes of each of these Portfolios were first made available to the public on December 10, 2001.

Each share class of the ING Aeltus Enhanced Index, ING American Century Select, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING T. Rowe Price Diversified Mid Cap Growth, and ING Van Kampen Equity and Income were first made available on December 10, 2001. Each share class of ING American Century Small Cap Value, ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING Oppeheimer Global Portfolio, ING PIMCO Total Return, ING Van Kampen Comstock were first made available on May 1, 2002. Each share class of ING Goldman Sachs(R) Core Equity and ING Salomon Brothers Large Cap Growth were first made available on May 1, 2003. Each share class of ING Oppeneheimer Strategic Income were first made available on November 8, 2004.

Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Initial Class shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Service and Adviser Classes of shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Initial Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

The following is a brief description of each Portfolio's investment objective:

     - ING Aeltus Enhanced Index seeks to provide higher total return over the long term than the S&P 500 Index while maintaining a market level of risk;

     -  ING American Century Select seeks long-term capital appreciation;

     - ING American Century Small Cap Value seeks long-term growth of capital. Income is a secondary objective;

     -  ING Baron Small Cap Growth seeks capital appreciation;

     - ING Goldman Sachs(R) Capital Growth seeks to provide long-term growth of capital;

     - ING Goldman Sachs(R) Core Equity seeks long-term growth of capital and dividend income;

     - ING JPMorgan Fleming International seeks to provide long-term growth of capital;

     -  ING JPMorgan Mid Cap Value seeks growth from capital appreciation;

     -  ING MFS Capital Opportunities seeks capital appreciation;

     - ING OpCap Balanced Value seeks capital growth and, secondarily, investment income;

     -  ING Oppenheimer Global seeks capital appreciation;

     - ING Oppenheimer Strategic Income seeks a high level of current income principally derived from interest on debt securities;

     - ING PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

     - ING Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;

     -  ING Salomon Brothers Fundamental Value seeks capital appreciation;

     - ING Salomon Brothers Investors Value seeks long-term capital growth and, secondarily, current income;

     - ING Salomon Brothers Large Cap Growth seeks long-term capital appreciation;

     - ING T. Rowe Price Diversified Mid Cap Growth Portfolio long-term capital appreciation;

     - ING T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income;

     - ING UBS U.S. Large Cap Equity seeks long-term growth of capital and future income; and

     -  ING Van Kampen Comstock seeks capital growth and income;

     - ING Van Kampen Equity and Income seeks total return that consists of long-term capital appreciation and current income

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS

USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, on the mean of the last bid and asked price on the exchange ("Calculated Mean") where the security is principally traded. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price or at the Calculated Mean if there has been no sale that day. If there are no such bid and asked quotations, the value shall be taken to be the most recent bid quotation on that valuation day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days generally will be valued at the last sale price reported by the Authorized Pricing Service on the valuation day. Foreign issued securities are valued at fair value in accordance with the Fund's valuation procedures. The Board may authorize the use of one or more research services to assist with the determination of the fair value of foreign securities in connection with significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. The Pricing Committee is not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.

Options are valued at their most recent sale price or, if no sales are reported, the mean of the last bid and asked price.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange quoted as of 4:00 p.m. London Time. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for on a trade date basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. FEDERAL INCOME TAXES

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. OPTION CONTRACTS

Each Portfolio (except ING American Century Select, ING Baron Small Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying Statements of Operations.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. FUTURES

Each Portfolio (except ING American Century Select, ING Baron Small Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth) may engage in the purchase of futures or options on futures and securities. ING Goldman Sachs(R) Core Equity may enter into futures transactions only with respect to the S&P 500 Index. No Portfolio may invest more than 5% of its total assets in premiums for these futures or options on futures for non-hedging purposes.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resulting net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss within the statement of operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. FOREIGN CURRENCY

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to manage its exposure to certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resulting net gain or loss is reported to shareholders as federal taxable income.

I. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may purchase illiquid securities. Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. UBS U.S. Allocation may invest up to 10% of their net assets in illiquid securities. All other Portfolios may invest up to 15% of their net assets in illiquid securities. Each Portfolio (except ING Goldman Sachs(R) Capital Growth) may also invest in restricted securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Illiquid and restricted securities are stated at fair value pursuant to procedures approved by the Board of Directors.

J. DELAYED DELIVERY TRANSACTIONS

Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis (also know as "TBA" securities). These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian (or earmark on its records) in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis. ING Baron Small Cap Growth will limit its investment in when-issued securities to 5% of the Portfolios total assets.

K. SWAP CONTRACTS

Among the transactions into which ING Baron Small Cap Growth, JPMorgan Fleming International, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING Van Kampen Comstock and ING Van Kampen Equity and Income may enter are interest rate, currency, credit default and index swaps. These Portfolios may also enter into options on swap agreements ("swaptions"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. These Portfolios may enter into a credit default swap contract for investments purposes. Swap Agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling a credit default protection), the Portfolio will generally value the swap at its notional amount which approximates market value.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE AGREEMENTS

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of December 31, 2004:

                                                         FEE RANGE                                         EFFECTIVE RATE
                                                         ---------------------------------------------    ----------------
ING Aeltus Enhanced Index                                0.60%                                                 0.60%
ING American Century Select*                             0.64%                                                 0.75%
ING American Century Small Cap Value                     1.00%                                                 1.00%
ING Baron Small Cap Growth                               0.85%                                                 0.85%
ING Goldman Sachs(R) Capital Growth                      0.85%                                                 0.85%
ING Goldman Sachs(R) Core Equity                         0.70%                                                 0.70%
ING JPMorgan Fleming International                       0.80%                                                 0.80%
ING JPMorgan Mid Cap Value                               0.75%                                                 0.75%
ING MFS Capital Opportunities                            0.65%                                                 0.65%
ING Op Cap Balanced Value                                0.80%                                                 0.80%
ING Oppenheimer Global                                   0.60%                                                 0.60%
ING Oppenheimer Strategic Income                         0.50%                                                 0.50%
ING PIMCO Total Return                                   0.50%                                                 0.50%
ING Salomon Brothers Aggressive Growth                   0.70% on the first $500 million in net assets
                                                         0.65% on assets over $500 million                     0.70%
ING Salomon Brothers Fundamental Value                   0.90%                                                 0.90%
ING Salomon Brothers Investors Value                     0.80%                                                 0.80%
ING Salomon Brothers Large Cap Growth*                   0.70%                                                 0.69%
ING T. Rowe Price Diversified Mid Cap Growth*            0.64%                                                 0.80%
ING T. Rowe Price Growth Equity                          0.60%                                                 0.60%
ING UBS U.S. Large Cap Equity                            0.70% on the first $500 million in net assets
                                                         0.65% on assets over $500 million                     0.70%
ING Van Kampen Comstock                                  0.60%                                                 0.60%
ING Van Kampen Equity and Income*                        0.55%                                                 0.66%

*Effective December 1, 2004 the advisory fee rates for ING American Century Select, ING Salomon Brothers Large Cap Growth, T. Rowe Price Diversified Mid Cap Growth and Van Kampen Equity and Income changed to the rates shown above. Prior to December 1, 2004, the advisory fee rates for these portfolios were 0.80%, 0.64%, 0.85% and 0.90%, respectively. Effective rates for these Portfolios represent a blend of the current and the prior rates.

Under an Administrative Services Agreement between the Fund and ING, ING provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ING also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, director's fees, transfer agency fees and accounting fees.

As compensation for these services, ING receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

     PORTFOLIO                                                              RATE
     ---------                                                              ----
     ING Aeltus Enhanced Index                                              0.20%
     ING American Century Select                                            0.02%
     ING American Century Small Cap Value                                   0.40%
     ING Baron Small Cap Growth                                             0.40%
     ING Goldman Sachs(R) Capital Growth                                    0.20%
     ING Goldman Sachs(R) Core Equity                                       0.20%
     ING JPMorgan Fleming International                                     0.20%
     ING JPMorgan Mid Cap Value                                             0.35%
     ING MFS Capital Opportunities                                          0.25%
     ING Op Cap Balanced Value                                              0.20%
     ING Oppenheimer Global*                                                0.06%
     ING Oppenheimer Strategic Income*                                      0.04%
     ING PIMCO Total Return                                                 0.35%
     ING Salomon Brothers Aggressive Growth                                 0.13%
     ING Salomon Brothers Fundamental Value                                 0.20%
     ING Salomon Brothers Investors Value                                   0.20%
     ING Salomon Brothers Large Cap Growth                                  0.20%
     ING T. Rowe Price Diversified Mid Cap Growth                           0.02%
     ING T. Rowe Price Growth Equity                                        0.15%
     ING UBS U.S. Large Cap Equity                                          0.15%
     ING Van Kampen Comstock                                                0.28%
     ING Van Kampen Equity and Income                                       0.02%

----------
* ING has contractually agreed to waive all or a portion of these administrative fees for Class ADV Shares so that total net expenses for class ADV do not exceed 1.00% of average daily net assets.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to ING Financial Advisers, LLC ("IFA") as the Fund's Distributor. IFA may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares. Effective December 1, 2004, the Distributor has agreed to waive distribution fees for the ING Oppenheimer Global and the ING T. Rowe Price Diversified Mid Cap Growth Portfolios at an annual rate of 0.01% of average daily net assets attributable to their respective Adviser Class Shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of each of the Service and Adviser Classes.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2004 were:

                                                                COST OF PURCHASES    PROCEEDS FROM SALES
                                                               -------------------   -------------------
     ING Aeltus Enhanced Index                                 $        40,735,768   $        40,706,077
     ING American Century Select                                       507,539,001           322,276,490
     ING American Century Small Cap Value                               85,172,310            46,303,531
     ING Baron Small Cap Growth                                         81,508,508            17,631,172
     ING Goldman Sachs(R) Capital Growth                                42,253,747            51,340,898
     ING Goldman Sachs(R) Core Equity                                  125,726,203           120,242,904
     ING JPMorgan Fleming International                                199,846,008            50,002,448
     ING JPMorgan Mid Cap Value                                        102,036,559            28,445,822
     ING MFS Capital Opportunities                                     174,635,818           214,876,858
     ING Op Cap Balanced Value                                         180,147,437           167,867,367
     ING Oppenheimer Global                                          1,276,630,377           359,126,304
     ING Oppenheimer Strategic Income                                  173,556,246            74,319,289
     ING PIMCO Total Return                                            391,372,061           316,271,928
     ING Salomon Brothers Aggressive Growth                            225,957,746            21,174,060
     ING Salomon Brothers Fundamental Value                             21,963,152            20,384,248
     ING Salomon Brothers Investors Value                               27,544,461            29,262,165
     ING Salomon Brothers Large Cap Growth                             141,144,288           119,496,073
     ING T. Rowe Price Diversified Mid Cap                           1,227,644,534           833,495,151
     ING T. Rowe Price Growth Equity                                   441,112,016           325,086,938
     ING UBS U.S. Large Cap Equity                                     357,243,938           385,125,687
     ING Van Kampen Comstock                                           227,407,311            70,529,882
     ING Van Kampen Equity and Income                                1,067,655,636           518,666,463

*Cost of purchases for ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING T. Rowe Price Diversified Mid Cap Growth, and ING Van Kampen Equity and Income include U.S. Government purchases of, $21,618,100, $61,689,518, $335,531,074, $206,266,161 and $204,753,869,
respectively. Proceeds from sales for ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING T. Rowe Price Diversified Mid Cap Growth, and ING Van Kampen Equity and Income include U.S. Government sales of $30,425,582, $30,039,608, $276,103,265, $111,897,235 and $108,462,737,
respectively.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At December 31, 2004, ING American Century Select, ING JPMorgan Fleming International, ING Oppenheimer Strategic Income and ING PIMCO Total Return had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The unrealized gain
(loss) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

ING AMERICAN CENTURY SELECT

                                             FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE    GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                 UNITS PURCHASED/SOLD       COST       AT DECEMBER 31, 2004      GAIN (LOSS)
--------------------------                 --------------------   ------------   --------------------   ----------------
PURCHASE CONTRACTS
Swiss Franc, 1/31/05                       $             48,875   $     42,629   $             43,068   $            439
Euro, 1/31/05                                            13,067         17,259                 17,763                504
Euro, 1/31/05                                               352            466                    479                 13
Euro, 1/31/05                                               562            744                    764                 20
Euro, 1/31/05                                                46             62                     62                 --
Euro, 1/31/05                                                40             54                     54                 --
Euro, 1/31/05                                               650            887                    884                 (3)
                                                                                                        ----------------
                                                                                                                     973
                                                                                                        ----------------

                                             FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE    GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                 UNITS PURCHASED/SOLD       COST       AT DECEMBER 31, 2004      GAIN (LOSS)
--------------------------                 --------------------   ------------   --------------------   ----------------
SALE CONTRACTS
Swiss Franc, 1/3/05                        $             93,916   $     82,528   $             82,651   $           (123)
Swiss Franc, 1/31/05                                    741,140        652,298                653,076               (778)
Swiss Franc, 1/31/05                                     32,767         28,872                 28,874                 (2)
Swiss Franc, 1/31/05                                     24,380         21,459                 21,483                (24)
Swiss Franc, 1/31/05                                    262,076        230,421                230,935               (514)
Swiss Franc, 1/31/05                                  6,358,996      5,518,141              5,603,402            (85,261)
Euro, 1/3/05                                             66,870         90,910                 90,890                 20
Euro, 1/31/05                                            77,737        103,079                105,679             (2,600)
Euro, 1/31/05                                           105,841        140,441                143,885             (3,444)
Euro, 1/31/05                                           119,484        158,866                162,432             (3,566)
Euro, 1/31/05                                            18,288         24,318                 24,862               (544)
Euro, 1/31/05                                           116,251        156,072                158,037             (1,965)
Euro, 1/31/05                                         2,649,205      3,522,251              3,601,446            (79,195)
Euro, 1/31/05                                            67,716         90,688                 92,055             (1,367)
Euro, 1/31/05                                            22,068         29,514                 30,001               (487)
Euro, 1/31/05                                            44,137         59,056                 60,002               (946)
Euro, 1/31/05                                            79,933        107,819                108,664               (845)
Euro, 1/31/05                                            39,272         53,016                 53,388               (372)
                                                                                                        ----------------
                                                                                                                (182,013)
                                                                                                        ----------------
                                                                                                                (181,040)
                                                                                                        ================

ING JPMORGAN FLEMING INTERNATIONAL

                                             FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                 UNITS PURCHASED/SOLD       COST       AT SEPTEMBER 30, 2004      GAIN (LOSS)
--------------------------                 --------------------   ------------   ---------------------   ----------------
PURCHASE CONTRACTS
Euro, 1/3/05                               $            960,488   $  1,312,027   $           1,305,496   $         (6,531)
British Pound, 1/4/05                                   546,085      1,052,853               1,048,893             (3,960)
                                                                                                         ----------------
                                                                                                                  (10,491)
                                                                                                         ----------------

SALE CONTRACTS
Australian Dollar, 1/4/05                                26,661         20,609                  20,867               (258)
                                                                                                         ----------------
                                                                                                                  (10,749)
                                                                                                         ================

ING OPPENHEIMER STRATEGIC INCOME

                                             FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                 UNITS PURCHASED/SOLD       COST       AT SEPTEMBER 30, 2004      GAIN (LOSS)
--------------------------                 --------------------   ------------   ---------------------   ----------------
PURCHASE CONTRACTS
Euro, 3/2/05                               $            570,000   $    758,790   $             775,163   $         16,373
Japanese Yen, 3/15/05                                31,000,000        295,772                 304,049              8,277
Japanese Yen, 3/15/05                               700,000,000      6,732,388               6,865,632            133,244
                                                                                                         ----------------
                                                                                                                  157,894
                                                                                                         ----------------

SALE CONTRACTS
Australian Dollar, 3/2/05                             2,000,000      1,508,300               1,561,853            (53,553)
Euro, 2/18/05                                         6,000,000      7,963,200               8,158,350           (195,150)
                                                                                                         ----------------
                                                                                                                 (248,703)
                                                                                                         ----------------
                                                                                                                  (90,809)
                                                                                                         ================

ING PIMCO TOTAL RETURN

                                             FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                 UNITS PURCHASED/SOLD       COST       AT SEPTEMBER 30, 2004      GAIN (LOSS)
--------------------------                 --------------------   ------------   ---------------------   ----------------
PURCHASE CONTRACTS
Brazilian Real, 1/24/05                    $             71,280   $     23,855   $              26,161   $          2,306
Brazilian Real, 2/22/05                                  71,352         24,809                  25,763                954
Brazilian Real, 3/14/05                                  90,000         31,343                  32,435              1,092
Chilean Peso, 2/3/05                                  4,422,616          7,228                   7,929                701
Chilean Peso, 2/17/05                                 2,238,600         37,470                  39,872              2,402
Chilean Peso, 3/14/05                                18,181,000         30,672                  32,597              1,925
Chinese Yuan, 9/29/05                                 3,159,000        400,000                 401,566              1,566
Euro, 1/3/05                                             51,040         69,550                  69,374               (176)
Euro, 1/10/05                                           136,000        182,579                 184,859              2,280
Euro, 1/10/05                                           155,000        205,438                 210,684              5,246
Euro, 1/10/05                                            42,000         56,252                  57,089                837
Hong Kong Dollar, 1/26/05                               498,416         64,213                  64,210                 (3)
Indian Rupee, 3/21/05                                   769,000         17,465                  17,721                256
Indian Rupee, 3/21/05                                 1,538,000         34,931                  35,441                510
Japanese Yen, 1/27/05                               284,615,000      2,662,566               2,782,304            119,738
Japanese Yen, 1/27/05                               101,661,000        977,768                 993,805             16,037
Korean Won, 1/28/05                                  74,304,000         64,809                  71,721              6,912
Korean Won, 2/24/05                                  27,948,000         26,103                  26,968                865
Korean Won, 3/21/05                                  35,400,000         33,294                  34,151                857
Mexican Peso, 2/28/05                                   709,952         61,542                  63,689              2,147
Mexican Peso, 3/22/05                                   337,000         29,582                  30,231                649
Peruvian Sol, 2/22/05                                    91,578         27,592                  27,876                284
Peruvian Sol, 2/22/05                                    99,815         30,087                  30,384                297
Peruvian Sol, 3/17/05                                   118,000         35,731                  35,919                188
Polish Zloty 2/22/05                                     92,679         28,250                  30,761              2,511
Polish Zloty 3/22/05                                     94,000         30,247                  31,105                858
Russian Rouble, 1/26/05                               1,842,183         64,277                  66,474              2,197
Russian Rouble, 2/22/05                                 684,240         24,013                  24,672                659
Russian Rouble, 3/22/05                                 915,000         32,719                  33,188                469
Singapore Dollar, 1/26/05                               108,053         64,660                  66,222              1,562
Singapore Dollar, 2/24/05                                40,576         24,695                  24,889                194
Singapore Dollar, 3/21/05                                52,000         31,701                  31,922                221
Slovakia Koruna, 2/28/05                              1,811,590         60,376                  63,571              3,195
Slovakia Koruna, 3/22/05                              1,137,000         39,364                  39,898                534
Taiwan Dollar, 2/24/05                                  794,856         24,540                  25,003                463
Taiwan Dollar, 3/21/05                                  997,000         30,886                  31,362                476
                                                                                                         ----------------
                                                                                                                  181,209
                                                                                                         ----------------

SALE CONTRACTS
Chinese Yuan, 9/26/05                                 3,159,000        398,914                 401,566             (2,652)
Euro, 1/10/05                                           365,000        483,880                 496,128            (12,248)
British Pound, 1/13/05                                  107,000        205,053                 205,391               (338)
Japanese Yen, 1/3/05                                     80,000            776                     781                 (5)
Japanese Yen, 1/27/05                                14,513,000        141,678                 141,874               (196)
Japanese Yen, 1/27/05                                88,800,000        844,082                 868,080            (23,998)
                                                                                                         ----------------
                                                                                                                  (39,437)
                                                                                                         ----------------
                                                                                                                  141,772
                                                                                                         ================

6. AUTHORIZED CAPITAL SHARES

The Fund is authorized to issue a total of 8.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At December 31, 2004 all shares of the Portfolios were owned by 1) separate accounts of ING and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ING in connection with seed capital contributions made to the Portfolios.

7. SECURITY LENDING

Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described in the prospectus. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

8. FINANCIAL INSTRUMENTS

At December 31, 2004, ING Aeltus Enhanced, ING Goldman Sachs Core Equity, ING Oppenheimer Strategic Income and ING PIMCO Total Return had open futures contracts as follows:

FUTURES CONTRACTS

ING AELTUS ENHANCED

                                                                  NET UNREALIZED
NUMBER OF                                           CONTRACT       APPRECIATION/
CONTRACTS          TYPE         EXPIRATION DATE       VALUE       (DEPRECIATION)
---------   -----------------   ---------------   ------------    --------------
  Buys
    4         S&P 500 Index        March 2005     $    240,295    $         (200)

ING GOLDMAN SACHS CORE EQUITY

                                                                  NET UNREALIZED
NUMBER OF                                           CONTRACT       APPRECIATION/
CONTRACTS          TYPE         EXPIRATION DATE       VALUE       (DEPRECIATION)
---------   -----------------   ---------------   ------------    --------------
  Buys
   13         S&P 500 Index        March 2005     $    788,905    $        3,302

ING OPPENHEIMER STRATEGIC INCOME

                                                                  NET UNREALIZED
NUMBER OF                                           CONTRACT       APPRECIATION/
CONTRACTS          TYPE         EXPIRATION DATE       VALUE       (DEPRECIATION)
---------   -----------------   ---------------   ------------    --------------
  Buys
   2          U.S. Long Bond       March 2005     $  3,262,500    $          798

 Sells
   1        U.S. 2-Year Note       March 2005         (628,781)             (152)
   1        U.S. 10-Year Note      March 2005       (1,902,938)           (2,189)
                                                                  --------------
                                                                  $       (1,543)
                                                                  ==============

ING PIMCO TOTAL RETURN

                                                                  NET UNREALIZED
NUMBER OF                                           CONTRACT       APPRECIATION/
CONTRACTS          TYPE         EXPIRATION DATE       VALUE       (DEPRECIATION)
---------   -----------------   ---------------   ------------    --------------
  Buys
    3         90 Day EURO$        March 2005      $    728,213    $       (2,663)
   72         90 Day EURO$         June 2005        17,428,500           (39,925)
   53         90 Day EURO$      September 2005      12,800,825           (13,825)
   11         90 Day EURO$       December 2006       2,640,963            28,875
  116           EURO-BUND         March 2005        18,317,602             7,378
    1       JPY 10-Year Bond      March 2005         1,343,156             2,286
   25       U.S. 5-Year Note      March 2005         2,738,281           (12,891)
  449       U.S. 10-Year Note     March 2005        50,259,938           354,329
   34        U.S. Long Bond       March 2005         3,825,000            36,130
  Sells
   21       90 Day GBP LIBOR     December 2005          (1,513)           13,818
                                                                  --------------
                                                                  $      373,512
                                                                  ==============

At December 31, 2004, ING Oppenheimer Strategic Income and ING PIMCO Total Return held open written Option contracts as follows:

ING OPPENHEIMER STRATEGIC INCOME

                                           NUMBER OF     PREMIUMS     STRIKE    EXPIRATION
                                           CONTRACTS     RECEIVED      PRICE       DATE        VALUE
                                           ----------   ----------   --------   ----------   ----------
Australian Dollar                           1,900,000   $   10,840   $   5.69    7/14/2009   $    4,885
British Pound                               1,600,000       15,872       4.79    3/29/2010       11,907
New Zealand Dollar                            200,000          565       5.95     3/7/2005          469
                                                        ----------                           ----------
Total                                                   $   27,277                           $   17,261
                                                        ==========                           ==========

ING PIMCO TOTAL RETURN

                                           NUMBER OF     PREMIUMS     STRIKE    EXPIRATION
                                           CONTRACTS     RECEIVED      PRICE       DATE        VALUE
                                           ----------   ----------   --------   ----------   ----------
EURO Put Swaption                             700,000   $    9,275   $      7     1/7/2005   $       --
EURO Put Swaption                           2,200,000       36,740       6.65     1/7/2005           --
EURO Put Swaption                           2,000,000       30,800          7    9/23/2005          660
EURO Put Swaption                           8,000,000      117,600          7    9/23/2005        2,640
EURO Put Swaption                           4,600,000       27,197        4.6    1/31/2005        7,015
EURO Call Swaption                          2,000,000       30,200          4    9/23/2005       14,112
EURO Call Swaption                          8,000,000      116,800          4    9/23/2005       56,448
EURO Call Swaption                            400,000        6,800          4     1/7/2005            6
EURO Call Swaption                            400,000        6,620          4     1/7/2005            6
EURO Call Swaption                          4,600,000       19,320        3.9    1/31/2005          915
U.S. Treasury Future Put                           31       14,415        109    2/18/2005        5,329
U.S. Treasury Future Call                          50       34,313        114    2/18/2005       11,720
                                                        ----------                           ----------
Total                                                   $  450,080                           $   98,851
                                                        ==========                           ==========

Activity in written options for the year ended December 31, 2004 was as follows:

ING OPPENHEIMER STRATEGIC INCOME

                                                              SHORT PRINCIPAL
                                                            AMOUNT OF CONTRACTS    PREMIUMS
                                                            -------------------   ----------
     Options written                                        $         3,700,000   $   27,277
                                                            -------------------   ----------
     Options outstanding at December 31, 2004               $         3,700,000   $   27,277
                                                            ===================   ==========

ING PIMCO TOTAL RETURN

                                                              SHORT PRINCIPAL
                                                            AMOUNT OF CONTRACTS    PREMIUMS
                                                            -------------------   ----------
     Options outstanding at December 31, 2003               $        30,100,023   $  544,841
     Options written                                                 15,400,220      243,560
     Options closed                                                 (12,600,162)    (338,321)
                                                            -------------------   ----------
     Options outstanding at December 31, 2004               $        32,900,081   $  450,080
                                                            ===================   ==========

ING PIMCO Total Return had the following swap contracts outstanding at December 31, 2004:

INTEREST RATE SWAP CONTRACTS

                                                                                                             NET UNREALIZED
        NOTIONAL         EXPIRATION                                                                           APPRECIATION
         AMOUNT             DATE                                  DESCRIPTION                                 DEPRECIATION
   -------------------   ----------   --------------------------------------------------------------------   --------------
      4,200,000 SEK        6/17/08    Agreement with JPMorgan Chase Bank dated 6/18/03 to
                                      receive the notional amount multiplied by 4.5% and to pay the
                                      notional amount multiplied by the 3 month SEK STIBOR rate.             $       21,009

        900,000 SEK        6/17/08    Agreement with Merrill Lynch dated 4/1/04 to
                                      receive the notional amount multiplied by 4.5% and to pay the
                                      notional amount multiplied by the 3 month SEK STIBOR rate.                      4,502

      1,600,000 SEK        6/17/08    Agreement with JPMorgan Chase Bank dated 5/14/04 to
                                      receive the notional amount multiplied by 4.5% and to pay the
                                      notional amount multiplied by the 3 month SEK STIBOR rate.                      8,003

     20,700,000 SEK        6/17/08    Agreement with Morgan Stanley Capital Services, Inc. dated
                                      6/3/04 to receive the notional amount multiplied by 4.5% and to pay
                                      the notional amount multiplied by the 3 month SEK STIBOR rate.                103,544

      3,500,000 EUR       12/15/14    Agreement with UBS AG dated 6/9/04 to receive the notional amount multiplied by 5.0% and to pay the notional amount
                                      multiplied by the 6 month EURIBOR rate.                                      (495,291)

      2,100,000 EUR       12/15/14    Agreement with UBS AG dated 6/10/04 to receive the notional amount multiplied by 5.0% and to pay the notional amount
                                      multiplied by the 6 month EURIBOR rate.                                      (297,177)

      3,200,000 EUR       12/15/14    Agreement with UBS AG dated 6/10/04 to receive the notional amount multiplied by 5.0% and to pay the notional amount
                                      multiplied by the 6 month EURIBOR rate.                                      (452,841)

                                                                                                             NET UNREALIZED
        NOTIONAL         EXPIRATION                                                                           APPRECIATION
         AMOUNT             DATE                                  DESCRIPTION                                 DEPRECIATION
   -------------------   ----------   --------------------------------------------------------------------   --------------
         400,000 EUR       6/18/34    Agreement with JPMorgan Chase Bank dated 11/9/04 to receive the notional amount multiplied by 6.0% and to pay the notional
                                      amount multiplied by the 6 month EURIBOR rate.                                 50,501

         200,000 GBP       6/18/34    Agreement with Barclays Bank PLC dated 7/6/04 to receive the notional amount multiplied by 5.0% and to pay the notional
                                      amount multiplied by the 6 month GBP LIBOR rate.                              (15,277)

         300,000 EUR       6/18/34    Agreement with JPMorgan Chase Bank dated 7/12/04 to receive the notional amount multiplied by 6.0% and to pay the notional
                                      amount multiplied by the 6 month EURIBOR rate.                                 37,876

         200,000 GBP       6/18/34    Agreement with UBS AG dated 7/12/04 to receive the notional amount multiplied by 5.0% and to pay the notional amount
                                      multiplied by the 6 month GBP LIBOR rate.                                     (15,277)

       1,900,000 USD      12/15/07    Agreement with Goldman Sachs Capital Markets, LP dated
                                      7/16/04 to receive the notional amount multiplied by 4.0% and to
                                      pay the notional amount multiplied by the 3 month USD LIBOR rate.              18,196

     130,000,000 JPY       6/15/12    Agreement with Morgan Stanley Capital Services, Inc. dated
                                      7/20/04 to receive the notional amount multiplied by 2.0% and to
                                      pay the notional amount multiplied by the 6 month JPY LIBOR rate.             (69,143)

         100,000 GBP       6/18/34    Agreement with JP Morgan Chase Bank. dated 8/4/04 to receive the notional amount multiplied by 5.0% and to pay the notional
                                      amount multiplied by the 6 month GBP LIBOR rate.                               (7,638)

         300,000 EUR       6/18/34    Agreement with JPMorgan Chase Bank dated 8/4/04 to
                                      receive the notional amount multiplied by 6.0% and to pay the
                                      notional amount multiplied by the 6 month EURIBOR rate.                        37,876

       1,700,000 EUR       6/17/15    Agreement with JPMorgan Chase Bank dated 10/6/04 to receive the notional amount multiplied by 5.0% and to pay the notional
                                      amount multiplied by the 6 month EURIBOR rate.                                214,136

         400,000 EUR       6/18/34    Agreement with JPMorgan Chase Bank dated 11/9/04 to receive the notional amount multiplied by 6.0% and to pay the notional
                                      amount multiplied by the 6 month EURIBOR rate.                                 50,501

         400,000 GBP       6/18/34    Agreement with Morgan Stanley Capital Services dated 11/9/04 to receive the notional amount multiplied by 5.0% and to pay the
                                      notional amount multiplied by the 6 month GBP LIBOR rate.                     (30,553)

       8,000,000 USD       6/15/10    Agreement with Barclay's Bank dated 11/22/04 to receive
                                      the notional amount multiplied by 4.0% and to pay the notional
                                      amount multiplied by the 3 month USD LIBOR rate.                              (79,607)

       3,200,000 USD       6/15/09    Agreement with Morgan Stanley Capital Services dated 11/22/04 to receive the notional amount multiplied by 4.0% and to pay the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (31,843)

                                                                                                             NET UNREALIZED
        NOTIONAL         EXPIRATION                                                                           APPRECIATION
         AMOUNT             DATE                                  DESCRIPTION                                 DEPRECIATION
   -------------------   ----------   --------------------------------------------------------------------   --------------
      1,500,000 USD       6/17/10     Agreement with Lehman Brothers dated 11/22/04 to receive the notional amount multiplied by 4.0% and to pay the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                     (14,926)

      2,900,000 USD       6/15/10     Agreement with Lehman Brothers dated 11/29/04 to receive the notional amount multiplied by 4.0% and to pay the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                     (28,858)

      5,000,000 USD       6/15/10     Agreement with RBS Greenwich dated 11/29/04 to receive the notional amount multiplied by 4.0% and to pay the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                     (49,754)

      2,100,000 USD       6/15/15     Agreement with Lehman Brothers dated 12/3/04 to receive the notional amount multiplied by 5.0% and to pay the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                     (36,849)

      3,000,000 USD       6/15/15     Agreement with Goldman Sachs Capital Markets dated 12/3/04 to receive the notional amount multiplied by 5.0% and to pay the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (52,641)

      2,000,000 USD       6/15/15     Agreement with Morgan Stanley Capital Services dated 12/6/04 to receive the notional amount multiplied by 5.0% and to pay the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (35,094)

      3,000,000 USD       6/15/15     Agreement with Barclays Bank PLC dated 12/6/04 to receive
                                      the notional amount multiplied by 5.0% and to pay the notional
                                      amount multiplied by the 3 month USD LIBOR rate.                              (52,641)

      3,500,000 USD       6/15/07     Agreement with Goldman Sachs Capital Markets dated 12/7/04 to pay the notional amount multiplied by 4.0% and to receive the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                      18,471

      5,000,000 USD       6/15/15     Agreement with Lehman Brothers dated 12/8/04 to pay the notional amount multiplied by 5.0% and to receive the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                     (87,735)

      5,000,000 USD       6/15/15     Agreement with Goldman Sachs Capital Markets dated 12/9/04 to pay the notional amount multiplied by 5.0% and to receive the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (87,735)

      2,400,000 USD       6/15/15     Agreement with Morgan Stanley Capital Services dated 12/10/04 to receive the notional amount multiplied by 5.0% and to pay the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (42,113)

      1,500,000 USD       6/15/15     Agreement with Morgan Stanley Capital Services dated 12/13/04 to receive the notional amount multiplied by 5.0% and to pay the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (26,321)

      1,000,000 USD       6/15/15     Agreement with Goldman Sachs Capital Markets dated 12/14/04 to receive the notional amount multiplied by 5.0% and to pay the
                                      notional amount multiplied by the 3 month USD LIBOR rate.                     (17,547)

                                                                                                             NET UNREALIZED
        NOTIONAL         EXPIRATION                                                                           APPRECIATION
         AMOUNT             DATE                                  DESCRIPTION                                 DEPRECIATION
   -------------------   ----------   --------------------------------------------------------------------   --------------
      2,000,000 USD       6/15/15     Agreement with Lehman Brothers dated 12/16/04 to receive the notional amount multiplied by 5.0% and to pay the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                     (35,094)

      2,700,000 USD       6/15/25     Agreement with Barclays Bank PLC dated 12/20/04 to receive the notional amount multiplied by 6.0% and to pay the notional amount
                                      multiplied by the 3 month USD LIBOR rate.                                    (261,076)

CREDIT DEFAULT SWAP CONTRACTS

        NOTIONAL         EXPIRATION                                                                           APPRECIATION
         AMOUNT             DATE                                  DESCRIPTION                                 DEPRECIATION
   -------------------   ----------   --------------------------------------------------------------------   --------------
         300,000           5/20/05    Agreement with Barclays Bank PLC dated 5/14/04 to pay the
                                      notional amount multiplied by 0.65%. The Fund receives 1,000,000
                                      USD upon a default of United Mexican States, 7.50%, due 4/8/33.                   581

         300,000           7/20/05    Agreement with Morgan Stanley dated 7/9/04 to pay the notional amount multiplied by 1.00%. The Fund receives 1,000,000 USD upon
                                      a default of Russian Federation, 5.00%, due 3/31/30.                              543

         300,000           7/28/05    Agreement with Lehman Brothers dated 7/27/04 to pay the
                                      notional amount multiplied by 1.00%. The Fund receives 1,000,000
                                      USD upon a default of Russian Federation, 5.00%, due 3/31/30.                     416

         300,000           8/04/05    Agreement with JPMorgan dated 8/3/04 to pay the notional
                                      amount multiplied by 0.98%. The Fund receives 1,000,000 USD
                                      upon a default of Russian Federation, 5.00%, due 3/31/03.                         384
                                                                                                             --------------
                                                                                                             $   (1,756,492)
                                                                                                             ==============

9. INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Group N.V., including investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

     - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

     - Aeltus Investments Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker dealer to frequently trade up to a certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each file with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

     - The ING Funds, upon a recommendation from ING updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

10. CERTAIN RECLASSIFICATIONS

In accordance with accounting principles generally accepted in the United States of America, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                                  ACCUMULATED
                                                                        UNDISTRIBUTED NET        NET REALIZED
                                                  PAID-IN CAPITAL       INVESTMENT INCOME         GAIN (LOSS)
                                                INCREASE (DECREASE)    INCREASE (DECREASE)    INCREASE (DECREASE)
                                                -------------------    -------------------    -------------------
ING Aeltus Enhanced Index                       $             2,592    $            (2,509)   $               (83)
ING American Century Select                                (391,484)               383,848                  7,636
ING American Century Small Cap Value                             --                 (6,657)                 6,657
ING Baron Small Cap Growth                                 (915,140)               915,140                     --
ING Goldman Sachs(R) Capital Growth                              --                 (4,467)                 4,467
ING Goldman Sachs(R) Core Equity                                 --                 (7,403)                 7,403
ING JPMorgan Fleming International                               --                 10,799                (10,799)
ING JPMorgan Mid Cap Value                                       --                  4,043                 (4,043)
ING MFS Capital Opportunities                                     1               (346,417)               346,416
ING Oppenheimer Global                                            1               (451,829)               451,828
ING Oppenheimer Strategic Income                             (3,313)                65,751                (62,438)
ING PIMCO Total Return                                     (117,488)             3,034,202             (2,916,714)
ING Salomon Brothers Aggressive Growth                   (2,631,295)              (310,362)             2,941,657
ING Salomon Brothers Fundamental Value                           --                    (15)                    15
ING Salomon Brothers Investors Value                             --                 (3,051)                 3,051
ING Salomon Brothers Large Cap Growth                            --                226,938               (226,938)
ING T. Rowe Price Diversified Mid Cap                        35,700              1,287,517             (1,323,217)
ING T. Rowe Price Growth Equity                                   1               (620,563)               620,562
ING UBS U.S. Large Cap Equity                                    --               (813,515)               813,515
ING Van Kampen Comstock                                           1                (23,543)                23,542
ING Van Kampen Equity and Income                               (197)               (35,356)                35,553

11. TAX INFORMATION

The following funds had net capital loss carryforwards at December 31, 2004.

                                        EXPIRING IN 2009   EXPIRING IN 2010   EXPIRING IN 2011   EXPIRING IN 2012        TOTAL
                                        ----------------   ----------------   ----------------   ----------------   ----------------
ING Aeltus Enhanced Index               $             --   $      1,743,401   $        659,097   $             --   $      2,402,498
ING American Century Select                           --          4,670,554                 --                 --          4,670,554
ING Baron Small Cap Growth                            --            400,724            481,096          3,000,556          3,882,376
ING Goldman Sachs(R) Capital Growth                   --         11,118,325          4,114,134          2,145,265         17,377,724
ING JPMorgan Fleming International            96,749,549         70,771,343                 --                 --        167,520,892
ING MFS Capital Opportunities                 90,989,927        113,367,765                 --                 --        204,357,692
ING Op Cap Balanced Value                             --          8,379,117                 --                 --          8,379,117
ING Salomon Brothers Aggressive
Growth                                        31,451,409        262,244,765                 --                 --        293,696,174
ING Salomon Brothers Fundamental
Value                                                 --                 --          4,589,763                 --          4,589,763
ING Salomon Brothers Investors Value                  --          1,166,923                 --                 --          1,166,923
ING T. Rowe Price Growth Equity                4,395,326         40,790,567          4,414,125                 --         49,600,018
ING UBS U.S. Large Cap Equity                 35,763,111         71,755,456                 --                 --        107,518,567

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever comes first.

From November 1, 2004 to December 31, 2004, certain Portfolios incurred net realized capital losses. As permitted by tax regulations, these Portfolios have elected to defer these losses and treat them as arising in the year ending December 31, 2005, as follows:

                                                    DEFERRED         DEFERRED
                                                  NET REALIZED     NET REALIZED
                                                CURRENCY LOSSES   CAPITAL LOSSES
                                                ---------------   ---------------
     ING Oppenheimer Global                     $        99,112   $             0
     ING Oppenheimer Strategic Income                    28,371           307,790

The tax character of distributions paid during 2004 and 2003 were as follows:

                                                     2004              2003
                                                ---------------   ---------------
     ING AELTUS ENHANCED INDEX
     Distributions paid from:
        Ordinary Income                         $       266,777   $       251,951
                                                ---------------   ---------------
     Total Distributions                        $       266,777   $       251,951
                                                ===============   ===============
     ING AMERICAN CENTURY SMALL CAP VALUE
     Distributions paid from:
        Ordinary Income                         $        63,782   $       589,952
        Short-Term Capital Gain                       3,472,442
        Long-Term Capital Gain                          913,127            15,802
                                                ---------------   ---------------
     Total Distributions                        $     4,449,351   $       605,754
                                                ===============   ===============
     ING GOLDMAN SACHS(R) CAPITAL GROWTH
     Distributions paid from:
        Ordinary Income                         $        44,261   $            --
                                                ---------------   ---------------
     Total Distributions                        $        44,261   $            --
                                                ===============   ===============

                                                     2004              2003
                                                ---------------   ---------------
     ING GOLDMAN SACHS(R) CORE EQUITY
     Distributions paid from:
        Ordinary Income                         $       317,175   $            --
        Short-Term Capital Gain                       4,265,172                --
                                                ---------------   ---------------
     Total Distributions                        $     4,582,347   $            --
                                                ===============   ===============
     ING JPMORGAN FLEMING INTERNATIONAL
     Distributions paid from:
        Ordinary Income                         $     4,816,681   $     3,135,265
                                                ---------------   ---------------
     Total Distributions                        $     4,816,681   $     3,135,265
                                                ===============   ===============
     ING JPMORGAN MID CAP VALUE
     Distributions paid from:
        Ordinary Income                         $       236,484   $       222,787
        Short-Term Capital Gain                       1,798,308                --
        Long-Term Capital Gain                        1,816,826           123,016
                                                ---------------   ---------------
     Total Distributions                        $     3,851,618   $       345,803
                                                ===============   ===============
     ING MFS CAPITAL OPPORTUNITIES
     Distributions paid from:
        Ordinary Income                         $     1,045,694   $       450,262
                                                ---------------   ---------------
     Total Distributions                        $     1,045,694   $       450,262
                                                ===============   ===============
     ING OP CAP BALANCED VALUE
     Distributions paid from:
        Ordinary Income                         $     1,489,882   $     2,691,552
                                                ---------------   ---------------
     Total Distributions                        $     1,489,882   $     2,691,552
                                                ===============   ===============
     ING OPPENHEIMER GLOBAL
     Distributions paid from:
        Ordinary Income                         $       346,693   $           114
        Short-Term Capital Gain                         357,228                --
        Long-Term Capital Gain                          747,458                --
                                                ---------------   ---------------
     Total Distributions                        $     1,451,379   $           114
                                                ===============   ===============
     ING OPPENHEIMER STRATEGIC INCOME
     Distributions paid from:
        Ordinary Income                         $       303,811   $            --
                                                ---------------   ---------------
     Total Distributions                        $       303,811   $            --
                                                ===============   ===============
     ING PIMCO TOTAL RETURN
     Distributions paid from:
        Ordinary Income                         $            --   $     3,319,046
        Short-Term Capital Gain                       1,203,212                --
        Long-Term Capital Gain                          201,689           113,084
                                                ---------------   ---------------
     Total Distributions                        $     1,404,901   $     3,432,130
                                                ===============   ===============

                                                     2004              2003
                                                ---------------   ---------------
     ING SALOMON BROTHERS FUNDAMENTAL VALUE
     Distributions paid from:
        Ordinary Income                         $            --   $       734,702
                                                ---------------   ---------------
     Total Distributions                        $            --   $       734,702
                                                ===============   ===============
     ING SALOMON BROTHERS INVESTORS VALUE
     Distributions paid from:
        Ordinary Income                         $       568,705   $       367,179
                                                ---------------   ---------------
     Total Distributions                        $       568,705   $       367,179
                                                ===============   ===============
     ING SALOMON BROTHERS LARGE CAP GROWTH
     Distributions paid from:
        Short-Term Capital Gain                 $     1,902,931   $            --
                                                ---------------   ---------------
     Total Distributions                        $     1,902,931   $            --
                                                ===============   ===============
     ING T. ROWE PRICE GROWTH EQUITY
     Distributions paid from:
        Ordinary Income                         $     1,277,817   $       911,744
                                                ---------------   ---------------
     Total Distributions                        $     1,277,817   $       911,744
                                                ===============   ===============
     ING UBS U.S. LARGE CAP EQUITY
     Distributions paid from:
        Ordinary Income                         $     2,059,335   $     1,496,976
                                                ---------------   ---------------
     Total Distributions                        $     2,059,335   $     1,496,976
                                                ===============   ===============
     ING VAN KAMPEN COMSTOCK
     Distributions paid from:
        Ordinary Income                         $            --   $     3,814,930
        Short-Term Capital Gain                       1,203,940
        Long-Term Capital Gain                           73,576           122,301
                                                ---------------   ---------------
     Total Distributions                        $     1,277,516   $     3,937,231
                                                ===============   ===============
     ING VAN KAMPEN EQUITY & INCOME
     Distributions paid from:
        Ordinary Income                         $        83,384   $        45,986
                                                ---------------   ---------------
     Total Distributions                        $        83,384   $        45,986
                                                ===============   ===============

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                    ACCUMULATED       UNREALIZED
                                                 UNDISTRIBUTED       LONG-TERM       APPRECIATION/
                                                ORDINARY INCOME     GAIN/(LOSS)      DEPRECIATION
                                                ---------------   ---------------   ---------------
ING Aeltus Enhanced Index                       $       414,291   $            --   $     2,788,638
ING American Century Select                                  --                --         6,468,947
ING American Century Small Cap Value                  1,267,142           239,816         6,363,982
ING Baron Small Cap Growth                                   --                --        41,668,632
ING Goldman Sachs(R) Capital Growth                     233,291                --         7,074,824
ING Goldman Sachs(R) Core Equity                      4,560,458         7,689,765        11,135,495
ING JPMorgan Fleming International                    5,594,772                --       141,361,019
ING JPMorgan Mid Cap Value                              597,948           451,556        13,054,845
ING MFS Capital Opportunities                         1,678,490                --        27,677,271
ING Op Cap Balanced Value                               554,504                --        12,198,421
ING Oppenheimer Global                                  920,782           321,616        20,716,032
ING Oppenheimer Strategic Income                             --                --           657,450
ING PIMCO Total Return                                5,297,621           964,317          (153,225)
ING Salomon Brothers Aggressive Growth                       --                --       206,153,163
ING Salomon Brothers Fundamental Value                   12,298                --        13,432,958
ING Salomon Brothers Investors Value                    766,997                --        11,637,423
ING Salomon Brothers Large Cap Growth                 3,142,869         3,130,719         2,115,057
ING T. Rowe Price Diversified Mid Cap                11,969,557         7,603,070        17,559,124
ING T. Rowe Price Growth Equity                       4,700,517                --       133,253,112
ING UBS U.S. Large Cap Equity                         2,352,546                --        25,870,945
ING Van Kampen Comstock                               8,245,183        15,651,906        45,997,985
ING Van Kampen Equity and Income                      1,595,039           318,992        12,259,612

12. SUBSEQUENT EVENT

Effective January 1, 2005, ING Partners Inc, Funds' board of directors was dissolved. These funds will be included as part of the ING Funds' Unified Board.

Effective January 10, 2005, Bank of New York became the fund accountant and custodian of the ING Partners, Inc. Funds.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities of ING Aeltus Enhancement Index Portfolio (formerly, ING DSI Enhanced Index Portfolio), ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Goldman Sachs Capital Growth Portfolio, ING Goldman Sachs Core Equity Portfolio, ING JPMorgan Fleming International Portfolio, ING JPMorgan MidCap Value Portfolio, ING MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio, ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio), ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), ING T. Rowe Price Growth Equity Portfolio, ING UBS Large Cap Equity Portfolio (formerly, ING MFS Research Equity Portfolio), ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio (formerly, ING UBS Tactical Allocation Portfolio), each a series of ING Partners, Inc. (collectively, "the Portfolios"), including the schedules of investments, as of December 31, 2004 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2004, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP


Boston, Massachusetts
February 22, 2005

ING PARTNERS, INC.
TAX INFORMATION (UNAUDITED)
DECEMBER 31, 2004

A portion of the income dividends paid by certain of the Funds during the year ended December 31, 2004 qualified for the dividends-received deduction.

                                                                        DIVIDENDS
                                                                        RECEIVED
                                                                        DEDUCTION
                                                                        ---------
ING Aeltus Enhanced Index                                                 100.00%
ING American Century Small Cap Value                                       22.49%
ING Goldman Sachs(R) Capital Growth                                       100.00%
ING Goldman Sachs(R) Core Equity                                           20.83%
ING JPMorgan Mid Cap Value                                                 33.92%
ING MFS Capital Opportunities                                             100.00%
ING Op Cap Balanced Value                                                  73.61%
ING Oppenheimer Global                                                      3.72%
ING Salomon Brothers Investors Value                                      100.00%
ING Salomon Brothers Large Cap Growth                                       7.86%
ING T. Rowe Price Growth Equity                                           100.00%
ING UBS U.S. Large Cap Equity                                             100.00%
ING Van Kampen Comstock                                                    37.94%
ING Van Kampen Equity and Income                                          100.00%

For the year ended December 31, 2004, the ING JP Morgan Fleming International Portfolio and the ING Oppenheimer Global Portfolio earned foreign source income of $10,763,425 and $941,256, respectively and paid foreign taxes of $544,563 and $102,542, respectively, which it intends to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code.

The amount of long-term capital gains paid for the fiscal year ended December 31, 2004 were as follows:

PORTFOLIO                                                              AMOUNT
                                                                    ------------
ING American Century Small Cap Value                                $    913,127
ING JP MOrgan Mid Cap Value                                            1,816,826
ING Oppenheimer Global Growth                                            747,458
ING PIMCO Total Return                                                   201,689
ING Van Kampen Comstock                                                   73,576

DIRECTORS TABLE

The investments and administration of the Fund are under the direction of the Board of Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below.

                                   TERM OF OFFICE(1)      POSITION(S)                                     NUMBER OF        OTHER
        NAME, ADDRESS                AND LENGTH OF         HELD WITH         PRINCIPAL OCCUPATION(S)      PORTFOLIOS   DIRECTORSHIPS
            AND AGE                   TIME SERVED            FUND            DURING PAST FIVE YEARS        OVERSEEN        HELD
------------------------------   ---------------------   -------------   ------------------------------   ----------   -------------
DISINTERESTED DIRECTORS:

John V. Boyer                    11/26/1997 --           Director        Executive Director, The Mark         25           None
63 Penn Drive                    Present                                 Twain House Museum**, 1989 to
West Hartford,                                                           present.
Connecticut
Age: 50

Richard A. Johnson               Since 11/26/1997        Director        Retired for more than five           25           None
24 Sulgrave Road                 to 12/31/2004                           years.
West Hartford,
Connecticut
Age: 68

Patrick Kenny                    03/05/2002 --           Director        Senior Vice President, SS&C          25           None
33 Fulton Place                  Present                                 Technologies, November 1995 to
West Hartford,                                                           May 1998; Executive Vice
Connecticut                                                              President, Frontier Insurance
Age: 61                                                                  Group, Inc., September 1998 to
                                                                         March 2001; President and
                                                                         Chief Executive Officer,
                                                                         International Insurance
                                                                         Society*, June 2001 to
                                                                         present.

----------
(1) Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

* Ewald Kist, Chairman of the Executive Board for ING Groep, N.V., ING Life Insurance and Annuity Company's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International Insurance Society. Don Steward, CEO of Sun Life of Canada, ultimate parent company of Massachusetts Financial Services Company, a sub-adviser to the ING Partners, Inc. Portfolios, has held a seat on the board of directors for the International Insurance Society since July 13, 2003.

** Shaun Mathews, Senior Vice President of ING Life Insurance & Annuity Company, has held a seat on the board of directors of the Mark Twain House since September 19, 2002. ING makes non-material, charitable contributions to the Mark Twain House.

                                    TERM OF OFFICE        POSITION(S)                                     NUMBER OF        OTHER
        NAME, ADDRESS                AND LENGTH OF         HELD WITH         PRINCIPAL OCCUPATION(S)      PORTFOLIOS   DIRECTORSHIPS
            AND AGE                   TIME SERVED            FUND            DURING PAST FIVE YEARS        OVERSEEN        HELD
------------------------------   ---------------------   -------------   ------------------------------   ----------   -------------
OFFICERS

James M. Hennessy                Indefinite;               President     President, Chief Executive
7337 E. Doubletree               Since 05/07/2003                        Officer and Chief Operating
Ranch Road                                                               Officer March 2002 -- Present
Scottsdale, Arizona                                                      (For the ING Funds), February
Age: 54                                                                  2001 -- March 2002 (For the
                                                                         Pilgrim Funds), Chief
                                                                         Operating Officer June 2000 --
                                                                         February 2001 (For the Pilgrim
                                                                         Funds); President and Chief
                                                                         Executive Officer, ING Capital
                                                                         Corporation, LLC, ING Funds
                                                                         Services, LLC, ING Advisors,
                                                                         Inc., ING Investments, LLC,
                                                                         Lexington Funds Distributor,
                                                                         Inc., Express America T.C.,
                                                                         Inc. and EAMC Liquidation
                                                                         Corp. (December 2001 --
                                                                         Present); Executive Vice
                                                                         President and Chief Operating
                                                                         Officer and ING Funds
                                                                         Distributor, LLC (June 2000 --
                                                                         Present). Formerly, Executive
                                                                         Vice President and Chief
                                                                         Operating Officer, ING
                                                                         Quantitative Management, Inc.
                                                                         (October 2001 -- September
                                                                         2002), Senior Executive Vice
                                                                         President (June 2000 --
                                                                         December 2000) and Secretary
                                                                         (April 1995 -- December 2000),
                                                                         ING Capital Corporation, LLC,
                                                                         ING Funds Services, LLC, ING
                                                                         Investments, LLC, ING
                                                                         Advisors, Inc., Express
                                                                         America T.C., Inc. and EAMC
                                                                         Liquidation Corp.; Executive
                                                                         Vice President, ING Capital
                                                                         Corporation, LLC and its
                                                                         affiliates (May 1998 -- June
                                                                         2000); and Senior Vice
                                                                         President, ING Capital
                                                                         Corporation, LLC and its
                                                                         affiliates (April 1995 --
                                                                         April 1998).

Laurie M. Tillinghast            Indefinite;                 Vice        Vice President, ING Life
151 Farmington Avenue            Since 05/07/2003          President     Insurance and Annuity Company,
Hartford, Connecticut                                                    1998 to present; Vice
Age: 51                                                                  President, Aetna Retirement
                                                                         Services, Fund Strategy and
                                                                         Management, 1995 to 1998.
                                                                         Formerly, Director and
                                                                         President, ING Partners, Inc.
                                                                         (November 1997 -- May 2003).


                                    TERM OF OFFICE        POSITION(S)                                     NUMBER OF        OTHER
        NAME, ADDRESS                AND LENGTH OF         HELD WITH         PRINCIPAL OCCUPATION(S)      PORTFOLIOS   DIRECTORSHIPS
            AND AGE                   TIME SERVED            FUND            DURING PAST FIVE YEARS        OVERSEEN        HELD
------------------------------   ---------------------   -------------   ------------------------------   ----------   -------------
DISINTERESTED DIRECTORS: (CONTINUED)

Michael J. Roland                Indefinite;               Executive     Executive Vice President,
7337 E. Doubletree               Since 12/01/2002            Vice        Chief Financial Officer and
Ranch Road                                                 President,    Treasurer, (December 2001 --
Scottsdale, Arizona                                        Assistant     Present) and Chief Compliance
Age: 45                                                    Secretary     Officer (October 2004 --
                                                             and         Present); ING Investments,
                                                           Principal     LLC. Formerly, Senior Vice
                                                           Financial     President, ING Investments,
                                                            Officer,     LLC (June 1998 -- December
                                                             Chief       2001).
                                                           Financial
                                                            Officer
                                                              and
                                                           Treasurer

Todd Modic                       Indefinite;                 Vice        Vice President, Financial
7337 E. Doubletree               Since 02/05/03            President     Reporting, Fund Accounting,
Ranch Road                                                               ING Funds Services, LLC
Scottsdale, Arizona                                                      (September 2002 -- Present).
Age: 37                                                                  Formerly, Director of
                                                                         Financial Reporting, ING
                                                                         Investments, LLC (March 2001
                                                                         -- September 2002); Director
                                                                         of Financial Reporting, Axient
                                                                         Communications, Inc. (May 2000
                                                                         -- January 2001); and Director
                                                                         of Finance, Rural/Metro
                                                                         Corporation (March 1995 -- May
                                                                         2000).

Maria Anderson                   Indefinite;                 Vice        Vice President, ING Funds
7337 E. Doubletree               Since 02/04/04            President     Services, LLC (September 2004
Ranch Road                                                               -- Present). Formerly,
Scottsdale, Arizona                                                      Assistant Vice President, ING
Age: 46                                                                  Funds Services, LLC (October
                                                                         2001 -- September 2004);
                                                                         Manager of Fund Accounting and
                                                                         Fund Compliance, ING
                                                                         Investments, LLC (September
                                                                         1999 -- October 2001).

                                    TERM OF OFFICE        POSITION(S)                                     NUMBER OF        OTHER
        NAME, ADDRESS                AND LENGTH OF         HELD WITH         PRINCIPAL OCCUPATION(S)      PORTFOLIOS   DIRECTORSHIPS
            AND AGE                   TIME SERVED            FUND            DURING PAST FIVE YEARS        OVERSEEN        HELD
------------------------------   ---------------------   -------------   ------------------------------   ----------   -------------
DISINTERESTED DIRECTORS: (CONTINUED)

Huey P. Falgout, Jr.             Indefinite;              Secretary      Chief Counsel, ING U.S. Legal
7337 E. Doubletree               Since 11/19/2003         and Chief      Services (September 2003 --
Ranch Road                                                  Legal        Present). Formerly, Counsel,
Scottsdale, Arizona                                        Counsel       ING U.S. Legal Services
Age: 42                                                                  (November 2002 -- September
                                                                         2003); and Associate General
                                                                         Counsel of AIG American
                                                                         General (January 1999 --
                                                                         November 2002).

Theresa Kelety                   Indefinite;               Assistant     Counsel, ING U.S. Legal
7337 E. Doubletree               Since 08/13/2004          Secretary     Services (April 2003 --
Ranch Road                                                               Present). Formerly, Senior
Scottsdale, Arizona                                                      Associate with Shearman &
Age: 43                                                                  Sterling (February 2000 --
                                                                         April 2003); and Associate
                                                                         with Sutherland Asbill &
                                                                         Brennan (1996 -- February
                                                                         2000).

Robin Nesbitt                    Indefinite;               Assistant     Supervisor, Board Operations,
7337 E. Doubletree               Since 08/13/2004          Secretary     ING Funds Services, LLC
Ranch Road                                                               (August 2003 -- Present).
Scottsdale, Arizona                                                      Formerly, Senior Legal
Age: 32                                                                  Analyst, ING Funds Services,
                                                                         LLC (August 2002 -- August
                                                                         2003); Associate,
                                                                         PricewaterhouseCoopers
                                                                         (January 2001 -- August 2001);
                                                                         and Paralegal, McManis,
                                                                         Faulkner & Morgan (May 2000 --
                                                                         December 2000).

John M. DelPrete                 Indefinite;               Assistant     Senior Associate Counsel,
200 Clarendon Street             Since 08/09/2002          Secretary     Legal Administration,
Boston, Massachusetts                                                    Investors Bank & Trust
Age: 37                                                                  Company, 1997 to present.

                                                                   PRESORTED
                                                                   STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                   BOSTON MA
                                                               PERMIT NO. 57842


[ING LOGO]

ANN.IPI-D4
(C) 2005 ING North America Insurance Corporation
(2/05)

                                                          FUNDS

           Annual Report



           DECEMBER 31, 2004



           Service Class ("Class S") and
           Adviser Class ("Class ADV")
           ING PARTNERS, INC.

           - ING Fidelity(R) VIP CONTRAFUND(R) PORTFOLIO
           - ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO
           - ING FIDELITY(R) VIP GROWTH PORTFOLIO
           - ING FIDELITY(R) VIP MID CAP PORTFOLIO

       This report is submitted for
       general information to
       shareholders of the ING Funds. It
       is not authorized for distribution
       to prospective shareholders unless
       accompanied or preceded by a
       prospectus which includes details
       regarding the funds' investment
       objectives, risks, charges,
       expenses and other information.
       This information should be read
       carefully.
                                                          (ING FUNDS LOGO)

(COMPASS PHOTO)

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Shareholder Expense Examples................................    8
Report of Independent Registered Public Accounting Firm.....   11
Statements of Assets and Liabilities........................   12
Statements of Operations....................................   13
Statements of Changes in Net Assets.........................   14
Financial Highlights........................................   15
Notes to Financial Statements...............................   16
Trustee and Officer Information.............................   21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY


Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

     - You will see a new section entitled "Shareholder Expense Examples". These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

     - In addition to the normal performance tables included in the Portfolio Managers' Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

     - Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC's website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE:   YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

GLOBAL EQUITIES gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the CURRENCY markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. FIXED INCOME markets in the second six months was the curious "curve flattening" trend. Short-term interest rates drifted up as the Federal Open Market Committee ("FOMC") raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. EQUITIES in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

INTERNATIONAL MARKETS had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe's markets regained mid-2002 levels. JAPAN EQUITIES rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

EUROPEAN EXCLUDING ("EX") UK MARKETS advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given

MARKET PERSPECTIVE:   YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.
------------------
(1) The MSCI WORLD INDEX measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(4) The STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING Fidelity(R) VIP Contrafund(R) Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Contrafund(R) Portfolio, a series of Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity(R) Variable Insurance Products: Contrafund(R) Portfolio Annual Report.

For the period ended December 31, 2004, the Portfolio's Class ADV Shares returned 3.40%, compared to the S&P 500 Index(1), which returned 7.57%.

(GRAPH)

                   CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
                                                               SINCE INCEPTION        SINCE INCEPTION
                                                                 OF CLASS S            OF CLASS ADV
                                                              NOVEMBER 15, 2004      NOVEMBER 15, 2004
                                                              -----------------      -----------------
  ING Fidelity(R) VIP Contrafund(R) Portfolio                       3.40%                  3.40%
  S&P 500 Index(1)                                                  7.57%(2)               7.57%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity(R) VIP Contrafund(R) Portfolio against the S&P 500 Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ING FIDELITY(R) VIP GROWTH PORTFOLIO
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING Fidelity(R) VIP Equity Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 Shares of the VIP Equity Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity(R) Variable Insurance Products: Equity-Income Portfolio Annual Report.

For the period ended December 31, 2004, the Portfolio's Class ADV Shares returned 2.70%, compared to the Russell 3000 Value Index(1), which returned 8.82%.

(GRAPH)

                   CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
                                                               SINCE INCEPTION        SINCE INCEPTION
                                                                 OF CLASS S            OF CLASS ADV
                                                              NOVEMBER 15, 2004      NOVEMBER 15, 2004
                                                              -----------------      -----------------
  ING Fidelity(R) VIP Equity Income Portfolio                       2.80%                  2.70%
  Russell 3000 Value Index(1)                                       8.82%(2)               8.82%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity(R) VIP Equity Income Portfolio against the Russell 3000 Value Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

(1)The Russell 3000 Value Index measures the performance of those Russell 3000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING Fidelity(R) VIP Growth Portfolio (the "Portfolio") seeks capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity(R) Variable Insurance
Products: Growth Portfolio Annual Report.

For the period ended December 31, 2004, the Portfolio's Class ADV Shares returned 2.00%, compared to the Russell 3000 Growth Index(1), which returned 7.90%.

(GRAPH)

                   CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
                                                               SINCE INCEPTION        SINCE INCEPTION
                                                                 OF CLASS S            OF CLASS ADV
                                                              NOVEMBER 15, 2004      NOVEMBER 15, 2004
                                                              -----------------      -----------------
  ING Fidelity(R) VIP Growth Portfolio                              2.10%                  2.00%
  Russell 3000 Growth Index(1)                                      7.90%(2)               7.90%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity(R) VIP Growth Portfolio against the Russell 3000 Growth Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

(1)The Russell 3000 Growth Index is an index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ING FIDELITY(R) VIP GROWTH PORTFOLIO
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING Fidelity(R) VIP Mid Cap Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 Shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity(R) Variable Insurance Products: Mid Cap Portfolio Annual Report.

For the period ended December 31, 2004, the Portfolio's Class ADV Shares returned 5.50%, compared to the S&P MidCap 400 Index(1), which returned 10.39%.

(GRAPH)

                   CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
                                                               SINCE INCEPTION        SINCE INCEPTION
                                                                 OF CLASS S            OF CLASS ADV
                                                              NOVEMBER 15, 2004      NOVEMBER 15, 2004
                                                              -----------------      -----------------
  ING Fidelity(R) VIP Mid Cap Portfolio                              5.50%                  5.50%
  S&P MidCap 400 Index(1)                                           10.39%(2)              10.39%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity(R) VIP Mid Cap Portfolio against the S&P MidCap 400 Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

(1)The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                    SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004, unless otherwise indicated.

ACTUAL EXPENSES

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

                                                       BEGINNING            ENDING                        EXPENSES PAID
                                                        ACCOUNT             ACCOUNT        ANNUALIZED       DURING THE
                                                         VALUE               VALUE          EXPENSE        PERIOD ENDED
   ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO     NOVEMBER 15, 2004   DECEMBER 31, 2004     RATIO      DECEMBER 31, 2004*
-------------------------------------------------  -----------------   -----------------   ----------   ------------------
 Actual Fund Return
 Class S                                               $1,000.00           $1,034.00          1.24%           $1.62
 Class ADV                                              1,000.00            1,034.00          1.49             1.95
 Hypothetical (5% return before expenses, since
   Portfolio inception)
 Class S                                               $1,000.00           $1,004.84          1.24%           $1.60
 Class ADV                                              1,000.00            1,004.52          1.49             1.92

                                                      BEGINNING            ENDING                         EXPENSES PAID
                                                       ACCOUNT             ACCOUNT        ANNUALIZED       DURING THE
                                                        VALUE               VALUE          EXPENSE      SIX MONTHS ENDED
                                                    JULY 1, 2004      DECEMBER 31, 2004     RATIO      DECEMBER 31, 2004**
                                                  -----------------   -----------------   ----------   -------------------
 Hypothetical (5% return before expenses, six
   month period)
 Class S                                              $1,000.00           $1,018.95          1.24%            $6.29
 Class ADV                                             1,000.00            1,017.70          1.49              7.56
--------------------------------------------------------------------------------------------------------------------------

------------------
 * Expenses are equal to each Fund's respective annualized expense ratios, including the expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 47/366 (to reflect the period since inception).

** Expenses are equal to each Fund's respective annualized expense ratios, including the expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six months ended December 31, 2004).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       BEGINNING            ENDING                        EXPENSES PAID
                                                        ACCOUNT             ACCOUNT        ANNUALIZED       DURING THE
                                                         VALUE               VALUE          EXPENSE        PERIOD ENDED
   ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO     NOVEMBER 15, 2004   DECEMBER 31, 2004     RATIO      DECEMBER 31, 2004*
-------------------------------------------------  -----------------   -----------------   ----------   ------------------
 Actual Fund Return
 Class S                                               $1,000.00           $1,027.00          1.14%           $1.48
 Class ADV                                              1,000.00            1,028.00          1.39             1.81
 Hypothetical (5% return before expenses, since
   Portfolio inception)
 Class S                                               $1,000.00           $1,004.97          1.14%           $1.47
 Class ADV                                              1,000.00            1,004.65          1.39             1.79

                                                      BEGINNING            ENDING                         EXPENSES PAID
                                                       ACCOUNT             ACCOUNT        ANNUALIZED       DURING THE
                                                        VALUE               VALUE          EXPENSE      SIX MONTHS ENDED
                                                    JULY 1, 2004      DECEMBER 31, 2004     RATIO      DECEMBER 31, 2004**
                                                  -----------------   -----------------   ----------   -------------------
 Hypothetical (5% return before expenses, six
   month period)
 Class S                                              $1,000.00           $1,019.46          1.14%            $5.79
 Class ADV                                             1,000.00            1,018.20          1.39              7.05
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       BEGINNING            ENDING                        EXPENSES PAID
                                                        ACCOUNT             ACCOUNT        ANNUALIZED       DURING THE
                                                         VALUE               VALUE          EXPENSE        PERIOD ENDED
      ING FIDELITY(R) VIP GROWTH PORTFOLIO         NOVEMBER 15, 2004   DECEMBER 31, 2004     RATIO      DECEMBER 31, 2004*
-------------------------------------------------  -----------------   -----------------   ----------   ------------------
 Actual Fund Return
 Class S                                               $1,000.00           $1,020.00          1.25%           $1.62
 Class ADV                                              1,000.00            1,021.00          1.50             1.95
 Hypothetical (5% return before expenses, since
   Portfolio inception)
 Class S                                               $1,000.00           $1,004.84          1.25%           $1.61
 Class ADV                                              1,000.00            1,004.52          1.50             1.93

                                                                                                          EXPENSES PAID
                                                       BEGINNING            ENDING                          DURING THE
                                                        ACCOUNT             ACCOUNT        ANNUALIZED    SIX MONTHS ENDED
                                                         VALUE               VALUE          EXPENSE        DECEMBER 31,
                                                     JULY 1, 2004      DECEMBER 31, 2004     RATIO            2004**
                                                   -----------------   -----------------   ----------   ------------------
 Hypothetical (5% return before expenses, six
   month period)
 Class S                                               $1,000.00           $1,018.95          1.25%           $6.34
 Class ADV                                              1,000.00            1,017.70          1.50             7.61
--------------------------------------------------------------------------------------------------------------------------

------------------
 * Expenses are equal to each Fund's respective annualized expense ratios, including the expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 47/366 (to reflect the period since inception).

** Expenses are equal to each Fund's respective annualized expense ratios, including the expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six months ended December 31, 2004).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       BEGINNING            ENDING                        EXPENSES PAID
                                                        ACCOUNT             ACCOUNT        ANNUALIZED       DURING THE
                                                         VALUE               VALUE          EXPENSE        PERIOD ENDED
      ING FIDELITY(R) VIP MID CAP PORTFOLIO        NOVEMBER 15, 2004   DECEMBER 31, 2004     RATIO      DECEMBER 31, 2004*
-------------------------------------------------  -----------------   -----------------   ----------   ------------------
 Actual Fund Return
 Class S                                               $1,000.00           $1,055.00          1.27%           $1.68
 Class ADV                                              1,000.00            1,055.00          1.52             2.01
 Hypothetical (5% return before expenses, since
   Portfolio inception)
 Class S                                               $1,000.00           $1,004.80          1.27%           $1.63
 Class ADV                                              1,000.00            1,004.48          1.52             1.96

                                                                                                          EXPENSES PAID
                                                       BEGINNING            ENDING                          DURING THE
                                                        ACCOUNT             ACCOUNT        ANNUALIZED      PERIOD ENDED
                                                         VALUE               VALUE          EXPENSE        DECEMBER 31,
                                                     JULY 1, 2004      DECEMBER 31, 2004     RATIO            2004**
                                                   -----------------   -----------------   ----------   ------------------
 Hypothetical (5% return before expenses, six
   month period)
 Class S                                               $1,000.00           $1,018.80          1.27%           $6.44
 Class ADV                                              1,000.00            1,017.55          1.52             7.71
--------------------------------------------------------------------------------------------------------------------------

------------------
 * Expenses are equal to each Fund's respective annualized expense ratios, including the ratios of the underlying funds, multiplied by the average account value over the period, multiplied by 47/366 (to reflect the period since inception).

** Expenses are equal to each Fund's respective annualized expense ratios, including the ratios of the underlying funds, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six months ended December 31, 2004).

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and Fidelity(R) VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from November 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of ING Partners, Inc. as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the period from November 15, 2004 to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

                                   (KPMG LLP)

Boston, Massachusetts
February 11, 2005

          STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                  ING               ING               ING               ING
                                                            FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                                             CONTRAFUND(R)     EQUITY INCOME        GROWTH            MID CAP
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               ---------         ---------         ---------         ---------
ASSETS:
Investments in underlying funds(1) at value*                 $      2,969       $      2,057     $      2,042      $      6,182
Receivable for fund shares sold                                    31,232                 --               --            12,112
                                                             ------------       ------------     ------------      ------------
         Total assets                                              34,201              2,057            2,042            18,294
                                                             ------------       ------------     ------------      ------------
LIABILITIES:
Payable to affiliates                                                   1                  2                1                 1
                                                             ------------       ------------     ------------      ------------
         Total liabilities                                              1                  2                1                 1
                                                             ------------       ------------     ------------      ------------
NET ASSETS                                                   $     34,200       $      2,055     $      2,041      $     18,293
                                                             ============       ============     ============      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                              $     34,133       $      1,999     $      2,000      $     18,175
Accumulated net investment loss                                        (1)                (1)              (1)               (1)
Net unrealized appreciation on investments                             68                 57               42               119
                                                             ------------       ------------     ------------      ------------
NET ASSETS                                                   $     34,200       $      2,055     $      2,041      $     18,293
                                                             ============       ============     ============      ============
------------------
* Cost of investments in securities                          $      2,901       $      2,000     $      2,000      $      6,063
CLASS S
Net assets                                                   $     33,166       $      1,028     $      1,021      $     17,238
Shares authorized                                             100,000,000        100,000,000      100,000,000       100,000,000
Par value                                                    $      0.001       $      0.001     $      0.001      $      0.001
Shares outstanding                                                  3,208                100              100             1,633
Net asset value and redemption price per share               $      10.34       $      10.28     $      10.21      $      10.56
CLASS ADV
Net assets                                                   $      1,034       $      1,027     $      1,020      $      1,055
Shares authorized                                             100,000,000        100,000,000      100,000,000       100,000,000
Par value                                                    $      0.001       $      0.001     $      0.001      $      0.001
Shares outstanding                                                    100                100              100               100
Net asset value and redemption price per share               $      10.34       $      10.27     $      10.20      $      10.55

------------------

(1) The underlying funds for the ING Fidelity(R) VIP Contrafund(R), ING Fidelity(R) VIP Equity Income, ING Fidelity(R) VIP Growth and ING Fidelity(R) VIP MidCap Portfolios are the Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Equity Income, Fidelity(R) VIP Growth and Fidelity(R) VIP MidCap Portfolios, respectively.

                 See Accompanying Notes to Financial Statements

        STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                   ING                                ING              ING
                                                               FIDELITY(R)           ING          FIDELITY(R)      FIDELITY(R)
                                                                   VIP         FIDELITY(R) VIP        VIP              VIP
                                                              CONTRAFUND(R)     EQUITY INCOME        GROWTH          MID CAP
                                                               PORTFOLIO(1)     PORTFOLIO(1)      PORTFOLIO(1)     PORTFOLIO(1)
                                                               ------------     ------------      ------------     ------------
INVESTMENT INCOME:
Dividends from underlying funds(2)                                 $--               $--              $--              $ --
                                                                   ---               ---              ---              ----
    Total investment income                                         --                --               --                --
EXPENSES:
Administrative service fees                                        --*               --*              --*               --*
Distribution and service fees:
    Class S                                                        --*               --*              --*               --*
    Class ADV                                                        1                 1                1                 1
                                                                   ---               ---              ---              ----
    Total expenses                                                   1                 1                1                 1
                                                                   ---               ---              ---              ----
Net investment loss                                                 (1)               (1)              (1)               (1)
                                                                   ---               ---              ---              ----
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net change in unrealized appreciation or depreciation on
  investments                                                       68                57               42               119
                                                                   ---               ---              ---              ----
Net realized and unrealized gain on investments                     68                57               42               119
                                                                   ---               ---              ---              ----
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $67               $56              $41              $118
                                                                   ===               ===              ===              ====

------------------
(1) Portfolio commenced operations on November 15, 2004.

(2) The underlying funds are ING Fidelity(R) VIP Contrafund(R), ING Fidelity(R) VIP Equity Income, ING Fidelity(R) VIP Growth and ING Fidelity(R) VIP MidCap Portfolios are the Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Equity Income, Fidelity(R) VIP Growth and Fidelity(R) VIP MidCap Portfolios, respectively.

*  Amount is less than $1.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  ING               ING               ING               ING
                                                            FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                                             CONTRAFUND(R)     EQUITY INCOME        GROWTH            MID CAP
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                            ---------------   ---------------   ---------------   ---------------
                                                             NOVEMBER 15,      NOVEMBER 15,      NOVEMBER 15,      NOVEMBER 15,
                                                              2004(1) TO        2004(1) TO        2004(1) TO        2004(1) TO
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2004              2004              2004              2004
                                                                 ----              ----              ----              ----
FROM OPERATIONS:
Net investment loss                                             $    (1)           $   (1)          $   (1)           $    (1)
Net change in unrealized appreciation or depreciation on
  investments                                                        68                57               42                119
                                                                -------            ------           ------            -------
Net increase in net assets resulting from operations                 67                56               41                118
                                                                -------            ------           ------            -------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 34,133             1,999            2,000             18,175
                                                                -------            ------           ------            -------
Net increase in net assets resulting from capital share
  transactions                                                   34,133             1,999            2,000             18,175
                                                                -------            ------           ------            -------
Net increase in net assets                                       34,200             2,055            2,041             18,293
                                                                -------            ------           ------            -------
NET ASSETS:
Beginning of period                                                  --                --               --                 --
                                                                -------            ------           ------            -------
End of period                                                   $34,200            $2,055           $2,041            $18,293
                                                                =======            ======           ======            =======
Accumulated net investment loss at end of period                $    (1)           $   (1)          $   (1)           $    (1)
                                                                =======            ======           ======            =======

------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

ING FIDELITY(R) PORTFOLIOS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS S
                                                            ---------------------------------------------------------------------
                                                                  ING               ING               ING               ING
                                                            FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                                              CONTRAFUND       EQUITY INCOME        GROWTH            MID CAP
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                            ---------------   ---------------   ---------------   ---------------
                                                             NOVEMBER 15,      NOVEMBER 15,      NOVEMBER 15,      NOVEMBER 15,
                                                              2004(1) TO        2004(1) TO        2004(1) TO        2004(1) TO
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2004              2004              2004              2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

 Net asset value, beginning of period                  $         10.00              10.00            10.00             10.00

 Income (loss) from investment operations:

 Net investment income                                 $            --*                --*              --*               --*

 Net realized and unrealized gain on investments       $          0.34               0.28             0.21              0.55

 Total from investment operations                      $          0.34               0.28             0.21              0.55

 Net asset value, end of period                        $         10.34              10.28            10.21             10.55

 TOTAL RETURN(2)                                       %          3.40               2.80             2.10              5.50



RATIOS AND SUPPLEMENTAL DATA:

 Net assets, end of period (000's)                     $            33                  1                1                17

 Ratios to average net assets:

 Expenses(3)(4)                                        %          0.30*              0.30*            0.30*             0.30*

 Net investment loss(3)(4)                             %         (0.30)*            (0.30)*          (0.30)*           (0.30)*

 Portfolio turnover rate(5)                            %             0                  0                0                 0

---------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS ADV
                                                            ---------------------------------------------------------------------
                                                                  ING               ING               ING               ING
                                                            FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                                              CONTRAFUND       EQUITY INCOME        GROWTH            MID CAP
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                            ---------------   ---------------   ---------------   ---------------
                                                             NOVEMBER 15,      NOVEMBER 15,      NOVEMBER 15,      NOVEMBER 15,
                                                              2004(1) TO        2004(1) TO        2004(1) TO        2004(1) TO
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2004              2004              2004              2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

 Net asset value, beginning of period                  $         10.00              10.00            10.00             10.00

 Income (loss) from investment operations:

 Net investment loss                                   $         (0.01)             (0.01)           (0.01)               --*

 Net realized and unrealized gain on investments       $          0.35               0.28             0.21              0.55

 Total from investment operations                      $          0.34               0.27             0.20              0.55

 Net asset value, end of period                        $         10.34              10.27            10.20             10.55

 TOTAL RETURN(2)                                       %          3.40               2.70             2.00              5.50



RATIOS AND SUPPLEMENTAL DATA:

 Net assets, end of period (000's)                     $             1                  1                1                 1

 Ratios to average net assets:

 Expenses(3)(6)                                        %          0.55               0.55             0.55              0.55

 Net investment loss (3)(6)                            %         (0.55)             (0.55)           (0.55)            (0.55)

 Portfolio turnover rate(5)                            %             0                  0                0                 0

---------------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.


(3) Annualized for periods less than one year.


(4) The ratio of expenses to average net assets does not include the expenses of the Service Class 2 Shares of the Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Equity Income, Fidelity(R) VIP Growth and Fidelity(R) VIP MidCap Portfolios. Had the expenses of the underlying fund been included, the expense ratio for Class S would have been approximately 1.23%, 1.13%, 1.23% and 1.26%, respectively. Had the expenses of the underlying fund been included, the net investment loss ratio for Class S would have been approximately (1.23)%, (1.13)%, (1.23)% and (1.26)%, respectively.


(5) Had the Portfolios been invested in the Master Funds a full year, the portfolio turnover rate presented would be that of the Master Funds. The portfolio turnover rates for Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Equity Income, Fidelity(R) VIP Growth and Fidelity(R) VIP MidCap Portfolios were 64%, 22%, 72% and 55%, respectively.


(6) The ratio of expenses to average net assets does not include the expenses of the Service Class 2 Shares of the Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Equity Income, Fidelity(R) VIP Growth and Fidelity(R) VIP MidCap Portfolios. Had the expenses of the underlying fund been included, the expense ratio for Class ADV would have been approximately 1.48%, 1.38%, 1.48% and 1.51%, respectively. Had the expenses of the underlying fund been included, the net investment loss ratio for Class ADV would have been approximately (1.48)%, (1.38)%, (1.48)% and (1.51)%, respectively.

* Amount is less than $0.01 per share or 0.01%.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The ING Partners, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as an investment option underlying variable insurance products offered by ING Life Insurance and Annuity Company ("ILIAC") and its insurance company affiliates. At December 31, 2004 there are twenty-six separate investment series which comprise the Fund. The four Portfolios included in this report are: ING Fidelity(R) VIP Contrafund(R) Portfolio* ("Contrafund"); ING Fidelity(R) VIP Equity Income Portfolio ("Equity Income"), ING Fidelity(R) VIP Growth Portfolio ("Growth") and ING Fidelity(R) VIP Mid Cap Portfolio ("Mid Cap").

Each Portfolio in this report operates as a "feeder fund" which means the only investment security is a separate mutual fund, the "master fund." Each master fund (VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio) (each a "Master Fund" and collectively, the "Master Funds") is a series of the Service Class 2 shares of Fidelity Variable Insurance Products Fund (VIP Equity-Income Portfolio and VIP Growth Portfolio), Fidelity Variable Insurance Products Fund II (VIP Contrafund Portfolio), and Fidelity Variable Insurance Products Fund III (VIP Mid Cap Portfolio), each an open end investment company. Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to effect the return of each Portfolio and the degree of market risk and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. At December 31, 2004, Contrafund, Equity Income, Growth and Mid Cap Portfolios held less than 0.1% of their respective master funds.

The Portfolios offer two classes of shares, referred to as Service Class (Class "S") and Adviser Class (Class "ADV"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Each Portfolio is distributed by ING Financial Advisers, LLC ("IFA"). ILIAC serves as the Investment Manager to each Portfolio. IFA and the Investment Manager are both indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in open-end investment companies are valued at their net asset value each business day.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an

---------------

* Fidelity and Contrafund are registered trademarks of FMR Corp.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex- dividend date. For the Portfolios, net investment income, if any, will be declared and paid annually. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

F. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

NOTE 3 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Fidelity Management & Research Company ("FMR") serves as manager to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee.

Each Master Fund, VIP Contrafund(R) Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.58%, 0.48%, 0.58%, and 0.58%, respectively. Pursuant to its investment management agreement with the Fund, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.48%, 0.58%, and 0.58% of average daily net assets for Contrafund, Equity-Income, Growth, and Mid Cap, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests sub-stantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and

--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT AND ADMINISTRATIVE MANAGEMENT FEES (CONTINUED)

0.17%, respectively, of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, if the respective Portfolio does not invest substantially all of its assets in another investment company.

NOTE 4 -- INVESTMENT IN UNDERLYING PORTFOLIOS

For the period ended December 31, 2004, the cost of purchases of the Underlying Portfolios were as follows:

PORTFOLIO                       PURCHASES
---------                       ---------
Contrafund                       $2,901
Equity Income                     2,000
Growth                            2,000
Mid Cap                           6,063

There were no sales of the Underlying Portfolios during the period.
NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Distribution Plan") for the Class ADV shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFA as the Fund's Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class ADV shares.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                       CLASS S        CLASS ADV
                                                       SHARES          SHARES
                                                    -------------   -------------
                                                    NOVEMBER 15,    NOVEMBER 15,
                                                     2004(1) TO      2004(1) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2004            2004
                                                        ----            ----
CONTRAFUND(R) (NUMBER OF SHARES)
Shares sold                                                3,208              100
                                                    -------------   -------------
Net increase in shares outstanding                         3,208              100
                                                    =============   =============
CONTRAFUND(R) ($)
Shares sold                                         $     33,135    $         998
                                                    -------------   -------------
Net increase                                        $     33,135    $         998
                                                    =============   =============

                                                       CLASS S        CLASS ADV
                                                       SHARES          SHARES
                                                    -------------   -------------
                                                    NOVEMBER 15,    NOVEMBER 15,
                                                     2004(1) TO      2004(1) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2004            2004
                                                        ----            ----
EQUITY-INCOME
  (NUMBER OF SHARES)
Shares sold                                                  100              100
                                                    -------------   -------------
Net increase in shares outstanding                           100              100
                                                    =============   =============
EQUITY-INCOME($)
Shares sold                                         $      1,001    $         998
                                                    -------------   -------------
Net increase                                        $      1,001    $         998
                                                    =============   =============

                                                       CLASS S        CLASS ADV
                                                       SHARES          SHARES
                                                    -------------   -------------
                                                    NOVEMBER 15,    NOVEMBER 15,
                                                     2004(1) TO      2004(1) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2004            2004
                                                        ----            ----
GROWTH (NUMBER OF SHARES)
Shares sold                                                  100              100
                                                    -------------   -------------
Net increase in shares outstanding                           100              100
                                                    =============   =============
GROWTH($)
Shares sold                                         $      1,002    $         998
                                                    -------------   -------------
Net increase                                        $      1,002    $         998
                                                    =============   =============

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)


                                                       CLASS S        CLASS ADV
                                                       SHARES          SHARES
                                                    -------------   -------------
                                                    NOVEMBER 15,    NOVEMBER 15,
                                                     2004(1) TO      2004(1) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2004            2004
                                                        ----            ----
MID CAP (NUMBER OF SHARES)
Shares sold                                                1,633              100
                                                    -------------   -------------
Net increase in shares outstanding                         1,633              100
                                                    =============   =============
MID CAP($)
Shares sold                                               17,177    $         998
                                                    -------------   -------------
Net increase                                        $     17,177    $         998
                                                    =============   =============

(1) Commencement of operations.

NOTE 8 -- INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Life Insurance and Annuity Company ("ILIAC"), the adviser to the ING Partners, has reported to the Boards of Directors (the "Board") of the ING Partners that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ILIAC has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ILIAC has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Partners has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, ILIAC reported to the Board that, at this time, these instances include the following:

- ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

- Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

- ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

- In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific

--------------------------------------------------------------------------------

NOTE 8 -- INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (CONTINUED)

  limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ILIAC reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. ILIAC advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

- ING has agreed with the ING Partners and the other ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ILIAC reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

- ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

- The ING Funds, including ING Partners, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds, including ING Partners, that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

- ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds, including ING Partners, sold to the public through financial intermediaries. ING does not make exceptions to these policies.

- ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

                  DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                    POSITION(S)    TERM OF OFFICE(1)
                                     HELD WITH       AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  FUND           TIME SERVED            DURING THE PAST FIVE YEARS
---------------------               -----------    -----------------         --------------------------
DISINTERESTED DIRECTORS:

John V. Boyer                        Director      November 1997 --   Executive Director, The Mark Twain House
69 Penn Drive                                      Present            Museum**, 1989 to Present.
West Hartford, Connecticut
Born: 1953

Richard A. Johnson                   Director      November 1997 --   Retired for more than five years.
24 Sulgrave Road                                   December 2004
West Hartford, Connecticut
Born: 1936

Patrick Kenney                       Director      March 2002 --      Senior Vice President, SS&C
33 Fulton Price                                    Present            Technologies, (November 1995 -- May
West Hartford, Connecticut                                            1998); President and Chief Executive
Born: 1942                                                            Officer, International Insurance
                                                                      Society*, (June 2001 -- Present).
                                                                      Formerly Executive Vice President,
                                                                      Frontier Insurance Group, Inc.,
                                                                      (September 1998 -- March 2001).

                                   NUMBER OF
                                   PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                    OVERSEEN              OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE             BY DIRECTOR              HELD BY DIRECTORS
---------------------             -----------             -------------------
DISINTERESTED DIRECTORS:
John V. Boyer                          25                         None
69 Penn Drive
West Hartford, Connecticut
Born: 1953
Richard A. Johnson                     25                         None
24 Sulgrave Road
West Hartford, Connecticut
Born: 1936
Patrick Kenney                         25                         None
33 Fulton Price
West Hartford, Connecticut
Born: 1942

------------------
(1)Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. On January 1, 2005, the ING Partners, Inc. Board of Directors was unified with the Board of Directors/Trustees of ING Funds Unified Board. Richard A. Johnson retired effective December 31, 2004.

* Ewald Kist, Chairman of the Executive Board for ING Groep, N.V., ING Life Insurance and Annuity Company's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International Insurance Society. Don Steward, CEO of Sun Life of Canada, ultimate parent company of Massachusetts Financial Services Company, a sub-adviser to the ING Partners, Inc. Portfolios, has held a seat on the board of directors for the International Insurance Society since July 13, 2003.

** Shaun Matthews, Senior Vice President of ING Life Insurance and Annuity
   Company, has held a seat on the board of directors of the Mark Twain House since September 19, 2002. ING makes non-material, charitable contributions to the Mark Twain House.

--------------------------------------------------------------------------------

                                                    TERM OF OFFICE
                                  POSITION(S) HELD   AND LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH FUND      TIME SERVED(1)          DURING THE PAST FIVE YEARS
---------------------             ----------------  --------------          --------------------------
OFFICERS:

James M. Hennessy                 President         May              President, Chief Executive Officer and
7337 E. Doubletree Ranch Road                       2003 -- Present  Chief Operating Officer (March
Scottsdale, Arizona                                                  2002 -- Present for the ING Funds),
Born: 1949                                                           (February 2001 -- March 2002 for the
                                                                     Pilgrim Funds), Chief Operating Officer
                                                                     (June 2000 -- February 2001 for the
                                                                     Pilgrim Funds); President and Chief
                                                                     Executive Officer, ING Capital
                                                                     Corporation, LLC, ING Funds Services,
                                                                     LLC, ING Advisors, Inc., ING
                                                                     Investments, LLC, Lexington Funds
                                                                     Distributor, Inc., Express America T.C.,
                                                                     Inc. and EAMC Liquidation Corp.
                                                                     (December 2001 -- Present); Executive
                                                                     Vice President and Chief Operating
                                                                     Officer and ING Funds Distributor, LLC
                                                                     (June 2000 -- Present). Formerly,
                                                                     Executive Vice President and Chief
                                                                     Operating Officer, ING Quantitative
                                                                     Management, Inc. (October
                                                                     2001 -- September 2002), Senior
                                                                     Executive Vice President (June
                                                                     2000 -- December 2000) and Secretary
                                                                     (April 1995 -- December 2000), ING
                                                                     Capital Corporation, LLC, ING Funds
                                                                     Services, LLC, ING Investments, LLC, ING
                                                                     Advisors, Inc., Express America T.C.,
                                                                     Inc. and EAMC Liquidation Corp.;
                                                                     Executive Vice President, ING Capital
                                                                     Corporation, LLC and its affiliates (May
                                                                     1998 -- June 2000); and Senior Vice
                                                                     President, ING Capital Corporation, LLC
                                                                     and its affiliates (April 1995 -- April
                                                                     1998).

Laurie M. Tillinghast             Vice President    May              Vice President, ING Life Insurance and
151 Farmington Avenue                               2003 -- Present  Annuity Company, (1998 -- Present); Vice
Hartford, Connecticut                                                President, Aetna Retirement Services,
Born: 1952                                                           Fund Strategy and Management,
                                                                     (1995 -- 1998). Formerly, Director and
                                                                     President, ING Partners, Inc., (November
                                                                     1997 -- May 2003).

Michael J. Roland                 Executive Vice    December         Executive Vice President, Chief
7337 E. Doubletree Ranch Road     President,        2002 -- Present  Financial Officer and Treasurer,
Scottsdale, Arizona               Assistant                          (December 2001 -- Present) and Chief
Born: 1958                        Secretary and                      Compliance Officer (October
                                  Principal                          2004 -- Present); ING Investments, LLC.
                                  Financial                          Formerly, Senior Vice President, ING
                                  Officer                            Investments, LLC (June 1998 -- December
                                                                     2001).

Todd Modic                        Vice President    February         Vice President of Financial Reporting,
7337 E. Doubletree Ranch Road                       2003 -- Present  Fund Accounting, ING Funds Services, LLC
Scottsdale, Arizona                                                  (September 2002 -- Present). Formerly,
Born: 1967                                                           Director of Financial Reporting, ING
                                                                     Investments, LLC (March
                                                                     2001 -- September 2002); Director of
                                                                     Financial Reporting, Axient
                                                                     Communications, Inc. (May
                                                                     2000 -- January 2001); and Director of
                                                                     Finance, Rural/Metro Corporation (March
                                                                     1995 -- May 2000).

--------------------------------------------------------------------------------

                                                    TERM OF OFFICE
                                  POSITION(S) HELD   AND LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH FUND      TIME SERVED(1)          DURING THE PAST FIVE YEARS
---------------------             ----------------  --------------          --------------------------
Maria Anderson                    Vice President    February         Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Road                       2004 -- Present  (September 2004 -- Present). Formerly,
Scottsdale, Arizona                                                  Assistant Vice President, ING Funds
Born: 1958                                                           Services, LLC (October 2001 -- September
                                                                     2004); and Manager of Fund Accounting
                                                                     and Fund Compliance, ING Investments,
                                                                     LLC (September 1999 -- October 2001).

Huey P. Falgout, Jr.              Secretary and     November         Chief Counsel, ING U.S. Legal Services
7337 E. Doubletree Ranch Road     Chief Legal       2003 -- Present  (September 2003 -- Present). Formerly,
Scottsdale, Arizona               Counsel                            Counsel, ING U.S. Legal Services
Born: 1963                                                           (November 2002 -- September 2003); and
                                                                     Associate General Counsel of AIG
                                                                     American General (January
                                                                     1999 -- November 2002).

Theresa Kelety                    Assistant         August           Counsel, ING U.S. Legal Services (April
7337 E. Doubletree Ranch Road     Secretary         2004 -- Present  2003 -- Present). Formerly, Senior
Scottsdale, Arizona                                                  Associate with Shearman & Sterling
Born: 1963                                                           (February 2000 -- April 2003); and
                                                                     Associate with Sutherland Asbill &
                                                                     Brennan (1996 -- February 2000).

Robin Nesbitt                     Assistant         August           Supervisor, Board Operations, ING Funds
7337 E. Doubletree Ranch Road     Secretary         2004 -- Present  Services, LLC (August 2003 -- Present).
Scottsdale, Arizona                                                  Formerly, Senior Legal Analyst, ING
Born: 1974                                                           Funds Services, LLC (August
                                                                     2002 -- August 2003); Associate,
                                                                     PricewaterhouseCoopers (January
                                                                     2001 -- August 2001); and Paralegal,
                                                                     McManis, Faulkner & Morgan (May 2000 --
                                                                     December 2000).

John M. DelPrete                  Assistant         August           Senior Associate Counsel, Legal
200 Clarendon Street              Secretary         2002 -- Present  Administration, Investors Bank & Trust
Boston, Massachusetts                                                Company, 1997 -- Present.
Born: 1967

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
CONTRAFUND(R) PORTFOLIO

                                                               (PYRAMID GRAPHIC)

ANNUAL REPORT
DECEMBER 31, 2004

(FIDELITY INVESTMENTS LOGO)

CONTENTS

PERFORMANCE                      3  How the fund has done over time.

MANAGEMENT'S DISCUSSION          4  The manager's review of fund performance,
                                    strategy and outlook.

SHAREHOLDER EXPENSE EXAMPLE      5  An example of shareholder expenses.

INVESTMENT SUMMARY               6  A summary of the fund's investments at
                                    period end.

INVESTMENTS                      7  A complete list of the fund's investments
                                    with their market values.

FINANCIAL STATEMENTS            16  Statements of assets and liabilities,
                                    operations, and changes in net assets, as
                                    well as financial highlights.

NOTES                           20  Notes to the financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM                 24

TRUSTEES AND OFFICERS           25

DISTRIBUTIONS                   30

PROXY VOTING RESULTS            31

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.


CONTRAFUND PORTFOLIO                   2

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO

PERFORMANCE: THE BOTTOM LINE

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 2004                  PAST 1     PAST 5    LIFE OF
                                                  YEAR       YEARS     FUND(A)
                                                  ----       -----     -------
Fidelity(R) VIP: Contrafund - Initial Class     15.48%     1.96%     14.11%
Fidelity VIP: Contrafund - Service Class(B)     15.34%     1.85%     14.03%
Fidelity VIP: Contrafund - Service Class 2(C)   15.16%     1.71%     13.94%


(A) From January 3, 1995

(B) The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

(C) The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 OVER LIFE OF FUND

Let's say hypothetically that $10,000 was invested in Fidelity(R) Variable Insurance Products: Contrafund Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500(SM) Index performed over the same period.

                          [FUND PERFORMANCE GRAPH]
                                                        Value at
                                             -------------------------------
                                               1/3/95              12/31/04
                                             ----------           ----------
Fidelity VIP: Contrafund - Initial Class      $10,000               $37,419
S&P 500                                       $10,000               $31,264

                                       3                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Comments from Will Danoff, Portfolio Manager of Fidelity(R) Variable Insurance
Products: Contrafund Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000(R) Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500(SM) Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000(R) Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite(R) Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial Average(SM) gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund outpaced both the S&P 500(R) and the Lipper(SM) Variable Annuity Growth Funds Average, which gained 10.36%. Strong individual security selection within both the technology and telecommunication services sectors helped overall performance, as did the fund's continued emphasis on small- and mid-cap stocks, which outperformed their larger counterparts in 2004. At the end of the period, the fund held approximately 36% of its assets in stocks of companies with market capitalizations of less than $10 billion, compared to 12% for the S&P 500. The fund's best individual performers included Internet stalwarts such as Google, Yahoo! and eBay, all of which appreciated more than 65% in 2004. Within telecommunications, the fund's positions in Research In Motion, which makes the BlackBerry portable e-mail device, and America Movil, a leading wireless services provider in Latin America, also fared well. Disappointments included Ireland-based Ryanair, Europe's leading discount airline, which fell in value as the carrier's profits were squeezed by higher oil prices and intense competition. Profit pressures also hurt the fund's positions in Krispy Kreme Doughnuts, semiconductor maker Silicon Laboratories and discount retailer 99 Cents Only Stores.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.


CONTRAFUND PORTFOLIO                   4

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                               EXPENSES PAID
                                                          BEGINNING                      ENDING                DURING PERIOD*
                                                        ACCOUNT VALUE                ACCOUNT VALUE             JULY 1, 2004
                                                         JULY 1, 2004              DECEMBER 31, 2004       TO DECEMBER 31, 2004

INITIAL CLASS
Actual .............................................     $   1,000.00                $   1,086.10                $   3.62
Hypothetical(A) ....................................     $   1,000.00                $   1,021.67                $   3.51
SERVICE CLASS
Actual .............................................     $   1,000.00                $   1,085.50                $   4.14
Hypothetica(A) .....................................     $   1,000.00                $   1,021.17                $   4.01
SERVICE CLASS 2
Actual .............................................     $   1,000.00                $   1,084.80                $   4.93
Hypothetical(A) ....................................     $   1,000.00                $   1,020.41                $   4.77
SERVICE CLASS 2R
Actual .............................................     $   1,000.00                $   1,084.60                $   4.93
Hypothetical(A) ....................................     $   1,000.00                $   1,020.41                $   4.77

(A) 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                      ANNUALIZED

INITIAL CLASS                            .69%
SERVICE CLASS                            .79%
SERVICE CLASS 2                          .94%
SERVICE CLASS 2R                         .94%


                                       5                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31, 2004


                                                                 % OF FUND'S
                                                                 NET ASSETS
                                                                 ----------
Berkshire Hathaway, Inc. Class A                                      2.6
3M Co.                                                                2.4
Avon Products, Inc.                                                   2.3
EnCana Corp.                                                          2.2
Yahoo!, Inc.                                                          1.9
                                                                     ----
                                                                     11.4
                                                                     ----



TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 2004


                                                                 % OF FUND'S
                                                                  NET ASSETS
                                                                  ----------
Information Technology                                               15.0
Financials                                                           12.6
Industrials                                                          12.2
Health Care                                                          11.3
Consumer Discretionary                                               11.1


ASSET ALLOCATION AS OF DECEMBER 31, 2004
(PIE CHART)

% OF FUND'S NET ASSETS *
[]  Stocks                          90.0%
[]  Bonds                            1.6%
[]  Short-Term Investments
    and Net Other Assets             8.4%

* Foreign investments               25.1%


CONTRAFUND PORTFOLIO                   6

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
INVESTMENTS DECEMBER 31, 2004

Showing Percentage of Net Assets

COMMON STOCKS - 90.0%

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
CONSUMER DISCRETIONARY - 11.1%
AUTOMOBILES - 0.6%
Honda Motor Co. Ltd.                                                                                90,200              $  4,701,224
Toyota Motor Corp.                                                                               1,603,700                65,647,461
                                                                                                                        ------------
                                                                                                                          70,348,685
                                                                                                                        ------------
HOTELS, RESTAURANTS & LEISURE - 2.7%
Ambassadors Group, Inc.                                                                            364,604                12,983,548
Aristocrat Leisure Ltd.                                                                          1,683,867                13,108,703
Boyd Gaming Corp.                                                                                  388,000                16,160,200
Ctrip.com International Ltd. ADR                                                                    55,100                 2,535,702
Domino's Pizza, Inc.                                                                               353,500                 6,292,300
Four Seasons Hotels, Inc. (ltd. vtg.) (d)                                                          203,100                16,605,118
Friendly Ice Cream Corp. (a)                                                                       204,600                 1,718,640
Gaylord Entertainment Co. (a)                                                                       52,827                 2,193,905
Great Canadian Gaming Corp. (a)                                                                     78,900                 2,992,283
Greek Organization of Football Prognostics SA                                                      112,516                 3,107,620
Hilton Group PLC                                                                                 1,795,398                 9,802,330
International Game Technology                                                                      189,350                 6,509,853
Kerzner International Ltd. (a)                                                                     175,900                10,562,795
Krispy Kreme Doughnuts, Inc. (a)(d)                                                                312,100                 3,932,460
Life Time Fitness, Inc.                                                                            125,800                 3,255,704
Marriott International, Inc. Class A                                                               169,700                10,687,706
P.F. Chang's China Bistro, Inc. (a)                                                                145,500                 8,198,925
Panera Bread Co. Class A (a)(d)                                                                    519,296                20,938,015
Penn National Gaming, Inc. (a)                                                                     131,431                 7,958,147
Pinnacle Entertainment, Inc. (a)                                                                    44,800                   886,144
Red Robin Gourmet Burgers, Inc. (a)                                                                330,986                17,697,821
Ryan's Restaurant Group, Inc. (a)                                                                  282,750                 4,360,005
Scientific Games Corp. Class A (a)                                                                 116,900                 2,786,896
Shuffle Master, Inc. (a)(d)                                                                        403,989                19,027,882
Starbucks Corp. (a)                                                                                716,800                44,699,648
Station Casinos, Inc.                                                                              812,500                44,427,500
The Cheesecake Factory, Inc. (a)                                                                   245,436                 7,969,307
William Hill PLC                                                                                 2,355,742                25,497,237
Wynn Resorts Ltd. (a)                                                                              392,746                26,282,562
                                                                                                                        ------------
                                                                                                                         353,178,956
                                                                                                                        ------------
HOUSEHOLD DURABLES - 1.4%
Black & Decker Corp.                                                                                33,600                 2,967,888
Blount International, Inc. (a)                                                                     421,300                 7,339,046
Blyth, Inc.                                                                                         69,000                 2,039,640
Centex Corp.                                                                                        45,000                 2,681,100
D.R. Horton, Inc.                                                                                  795,277                32,057,616
Desarrolladora Homex SA de CV ADR (d)                                                              112,500                 2,660,625
Fortune Brands, Inc.                                                                               275,900                21,293,962
Harman International Industries, Inc.                                                              390,700                49,618,900
Hovnanian Enterprises, Inc. Class A (a)                                                            117,900                 5,838,408
KB Home                                                                                             68,300                 7,130,520
Leggett & Platt, Inc.                                                                              180,100                 5,120,243
Mohawk Industries, Inc. (a)                                                                        102,600                 9,362,250
Pulte Homes, Inc.                                                                                    6,700                   427,460
Ryland Group, Inc.                                                                                  40,600                 2,336,124
Sharp Corp.                                                                                        316,000              $  5,161,261
Tempur-Pedic International, Inc.                                                                   368,300                 7,807,960
Toll Brothers, Inc. (a)                                                                            235,100                16,130,211
                                                                                                                        ------------
                                                                                                                         179,973,214
                                                                                                                        ------------
INTERNET & CATALOG RETAIL - 1.2%
eBay, Inc. (a)                                                                                   1,230,900               143,129,052
IAC/InterActiveCorp (a)                                                                            349,767                 9,660,565
                                                                                                                        ------------
                                                                                                                         152,789,617
                                                                                                                        ------------
MEDIA - 1.3%
Central European Media Enterprises Ltd. Class A (a)                                                 65,200                 2,541,626
Citadel Broadcasting Corp. (a)                                                                     100,500                 1,626,090
EchoStar Communications Corp. Class A                                                               67,400                 2,240,376
Fox Entertainment Group, Inc. Class A (a)                                                          453,500                14,176,410
Getty Images, Inc. (a)                                                                             214,400                14,761,440
Lakes Entertainment, Inc. (a)                                                                      163,100                 2,656,899
McGraw-Hill Companies, Inc.                                                                          8,900                   814,706
Omnicom Group, Inc.                                                                                 27,200                 2,293,504
Pixar (a)                                                                                          474,553                40,626,482
SBS Broadcasting SA (a)                                                                            338,400                13,613,832
Sirius Satellite Radio, Inc. (a)(d)                                                                270,100                 2,066,265
Spanish Broadcasting System, Inc. Class A (a)                                                        2,682                    28,322
Univision Communications, Inc. Class A (a)                                                         163,600                 4,788,572
Vivendi Universal SA sponsored ADR (a)                                                              50,400                 1,616,328
Walt Disney Co.                                                                                    180,800                 5,026,240
Washington Post Co. Class B                                                                         20,100                19,758,702
XM Satellite Radio Holdings, Inc. Class A (a)                                                    1,060,257                39,886,868
                                                                                                                        ------------
                                                                                                                         168,522,662
                                                                                                                        ------------
MULTILINE RETAIL - 0.4%
99 Cents Only Stores (a)(d)                                                                        106,666                 1,723,723
JCPenney Co., Inc.                                                                                 175,900                 7,282,260
Neiman Marcus Group, Inc. Class A                                                                  218,800                15,652,952
Next PLC                                                                                           276,200                 8,745,687
Nordstrom, Inc.                                                                                    157,500                 7,359,975
Target Corp.                                                                                       269,700                14,005,521
                                                                                                                        ------------
                                                                                                                          54,770,118
                                                                                                                        ------------
SPECIALTY RETAIL - 2.4%
Advance Auto Parts, Inc. (a)                                                                       100,100                 4,372,368
bebe Stores, Inc.                                                                                  101,250                 2,731,725
Bed Bath & Beyond, Inc. (a)                                                                        767,100                30,553,593
Build-A-Bear Workshop, Inc.                                                                        166,000                 5,834,900
Chico's FAS, Inc. (a)                                                                              742,400                33,801,472
Genesco, Inc. (a)                                                                                   90,000                 2,802,600
Guitar Center, Inc. (a)                                                                            161,300                 8,498,897
Halfords Group PLC                                                                                 943,366                 5,612,136
Hennes & Mauritz AB (H&M) (B Shares)                                                               379,275                13,211,677
Inditex SA                                                                                         146,100                 4,300,765
Lowe's Companies, Inc.                                                                              92,600                 5,332,834
New York & Co., Inc.                                                                               182,100                 3,008,292
Pacific Sunwear of California, Inc. (a)                                                            479,572                10,675,273

See accompanying notes which are an integral part of the financial statements.


                                       7                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
INVESTMENTS - CONTINUED


COMMON STOCKS - CONTINUED

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
CONSUMER DISCRETIONARY - CONTINUED
SPECIALTY RETAIL - CONTINUED
PETCO Animal Supplies, Inc. (a)                                                                    693,200             $  27,367,536
PETsMART, Inc.                                                                                     999,900                35,526,447
Regis Corp.                                                                                        141,400                 6,525,610
Sherwin-Williams Co.                                                                                45,700                 2,039,591
Signet Group PLC                                                                                 2,348,926                 4,958,477
Staples, Inc.                                                                                    1,087,100                36,646,141
The Pantry, Inc. (a)                                                                                59,466                 1,789,332
TJX Companies, Inc.                                                                              1,032,200                25,939,186
Too, Inc. (a)                                                                                      158,400                 3,874,464
United Auto Group, Inc.                                                                             52,600                 1,556,434
Urban Outfitters, Inc. (a)                                                                         667,900                29,654,760
                                                                                                                       -------------
                                                                                                                         306,614,510
                                                                                                                       -------------
TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Burberry Group PLC                                                                               3,022,995                23,263,127
Carter's, Inc. (a)                                                                                  86,000                 2,923,140
Coach, Inc. (a)                                                                                  1,266,324                71,420,674
Delta Woodside Industries, Inc. (a)                                                                 22,175                    13,970
Fossil, Inc. (a)                                                                                   220,000                 5,640,800
Hartmarx Corp. (a)                                                                                  80,200                   623,154
NIKE, Inc. Class B                                                                                 116,200                10,538,178
Polo Ralph Lauren Corp. Class A                                                                    116,300                 4,954,380
Puma AG                                                                                             38,742                10,631,970
Quiksilver, Inc. (a)                                                                               210,000                 6,255,900
Wolverine World Wide, Inc.                                                                          26,800                   842,056
                                                                                                                       -------------
                                                                                                                         137,107,349
                                                                                                                       -------------
TOTAL CONSUMER DISCRETIONARY                                                                                           1,423,305,111
                                                                                                                       -------------
CONSUMER STAPLES - 6.0%
BEVERAGES - 0.1%
Anheuser-Busch Companies, Inc.                                                                     105,900                 5,372,307
Cott Corp. (a)                                                                                      20,000                   494,667
PepsiCo, Inc.                                                                                      210,410                10,983,402
                                                                                                                       -------------
                                                                                                                          16,850,376
                                                                                                                       -------------
FOOD & STAPLES RETAILING - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)                                             112,700                 3,334,042
CVS Corp.                                                                                           45,000                 2,028,150
Sysco Corp.                                                                                      2,220,800                84,767,936
Tesco PLC                                                                                        3,397,590                20,978,567
United Natural Foods, Inc. (a)                                                                     332,952                10,354,807
Wal-Mart de Mexico SA de CV Series V                                                             1,349,700                 4,638,827
Wal-Mart Stores, Inc.                                                                              168,500                 8,900,170
Walgreen Co.                                                                                        67,000                 2,570,790
Whole Foods Market, Inc.                                                                           449,407                42,850,957
William Morrison Supermarkets PLC                                                                5,674,750                22,542,567
                                                                                                                       -------------
                                                                                                                         202,966,813
FOOD PRODUCTS - 0.5%                                                                                                   -------------
Hershey Foods Corp.                                                                                460,700                25,587,278
Kellogg Co.                                                                                        536,100             $  23,942,226
Wm. Wrigley Jr. Co.                                                                                275,400                19,054,926
                                                                                                                       -------------
                                                                                                                          68,584,430
                                                                                                                       -------------
HOUSEHOLD PRODUCTS - 0.6%
Colgate-Palmolive Co.                                                                            1,441,500                73,747,140
                                                                                                                       -------------
PERSONAL PRODUCTS - 3.2%
Avon Products, Inc.                                                                              7,577,456               293,247,547
Gillette Co.                                                                                     2,615,600               117,126,568
                                                                                                                       -------------
                                                                                                                         410,374,115
                                                                                                                       -------------
TOTAL CONSUMER STAPLES                                                                                                   772,522,874
                                                                                                                       -------------
ENERGY - 9.0%
ENERGY EQUIPMENT & SERVICES - 0.7%
BJ Services Co.                                                                                     94,000                 4,374,760
Noble Corp. (a)                                                                                     12,200                   606,828
Offshore Logistics, Inc. (a)                                                                        14,100                   457,827
Oil States International, Inc. (a)                                                                 146,300                 2,822,127
Schlumberger Ltd. (NY Shares)                                                                      862,000                57,710,900
Smith International, Inc. (a)                                                                      456,575                24,842,246
Superior Energy Services, Inc. (a)                                                                 112,600                 1,735,166
Tenaris SA sponsored ADR                                                                            75,700                 3,701,730
                                                                                                                       -------------
                                                                                                                          96,251,584
                                                                                                                       -------------
OIL & GAS - 8.3%
Anadarko Petroleum Corp.                                                                            84,600                 5,482,926
Apache Corp.                                                                                       783,980                39,645,869
Ashland, Inc.                                                                                      165,300                 9,650,214
Bill Barrett Corp.                                                                                  57,500                 1,839,425
Blackrock Ventures, Inc. (a)                                                                       959,200                 5,875,100
BP PLC sponsored ADR                                                                             2,035,232               118,857,549
Burlington Resources, Inc.                                                                         901,380                39,210,030
Chesapeake Energy Corp.                                                                          1,336,000                22,044,000
China Petroleum & Chemical Corp. sponsored ADR (d)                                                 524,740                21,509,093
Denbury Resources, Inc. (a)                                                                         44,800                 1,229,760
EnCana Corp.                                                                                     5,028,492               286,624,044
Encore Acquisition Co. (a)                                                                         278,800                 9,732,908
ENI Spa sponsored ADR                                                                               67,400                 8,481,616
EOG Resources, Inc.                                                                                190,700                13,608,352
Exxon Mobil Corp.                                                                                1,971,400               101,053,964
Houston Exploration Co. (a)                                                                        214,300                12,067,233
Imperial Oil Ltd.                                                                                   66,800                 3,960,683
Marathon Oil Corp.                                                                                 137,000                 5,152,570
McMoRan Exploration Co. (a)(d)                                                                     180,800                 3,380,960
Murphy Oil Corp.                                                                                   971,500                78,157,175
Noble Energy, Inc.                                                                                 122,000                 7,522,520
Occidental Petroleum Corp.                                                                         416,600                24,312,776
Patina Oil & Gas Corp.                                                                             185,300                 6,948,750
PetroChina Co. Ltd. sponsored ADR (d)                                                              173,600                 9,320,584
PetroKazakhstan, Inc. Class A                                                                      182,960                 6,789,341
Premcor, Inc.                                                                                    1,892,826                79,820,472
Quicksilver Resources, Inc. (a)                                                                    307,400                11,306,172
Range Resources Corp.                                                                              243,300                 4,977,918

See accompanying notes which are an integral part of the financial statements.


CONTRAFUND PORTFOLIO                   8

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Talisman Energy, Inc.                                                                              256,610            $    6,917,778
Teekay Shipping Corp.                                                                               67,600                 2,846,636
Total SA sponsored ADR                                                                             576,900                63,366,696
Unocal Corp. (d)                                                                                   161,700                 6,991,908
Valero Energy Corp.                                                                                412,900                18,745,660
Whiting Petroleum Corp. New (a)                                                                    133,100                 4,026,275
XTO Energy, Inc.                                                                                   769,425                27,222,257
                                                                                                                      --------------
                                                                                                                       1,068,679,214
                                                                                                                      --------------
TOTAL ENERGY                                                                                                           1,164,930,798
                                                                                                                      --------------
FINANCIALS - 12.6%
CAPITAL MARKETS - 0.4%
Calamos Asset Management, Inc. Class A                                                              64,000                 1,728,000
Goldman Sachs Group, Inc.                                                                           92,300                 9,602,892
Legg Mason, Inc.                                                                                   119,700                 8,769,222
Lehman Brothers Holdings, Inc.                                                                     224,100                19,604,268
Merrill Lynch & Co., Inc.                                                                          157,700                 9,425,729
SEI Investments Co.                                                                                 39,400                 1,652,042
                                                                                                                      --------------
                                                                                                                          50,782,153
                                                                                                                      --------------
COMMERCIAL BANKS - 1.5%
BOK Financial Corp. (a)                                                                             50,510                 2,462,868
East West Bancorp, Inc.                                                                            147,700                 6,197,492
Hibernia Corp. Class A                                                                              73,913                 2,181,173
HSBC Holdings PLC sponsored ADR                                                                    260,917                22,214,473
M&T Bank Corp.                                                                                     510,200                55,019,968
Nara Bancorp, Inc.                                                                                  45,000                   957,150
PrivateBancorp, Inc.                                                                                30,600                   986,238
Royal Bank of Scotland Group PLC                                                                   231,395                 7,779,906
Southwest Bancorp of Texas, Inc.                                                                    22,600                   526,354
Texas Capital Bancshares, Inc. (a)                                                                   6,600                   142,692
UCBH Holdings, Inc.                                                                                166,430                 7,625,823
Wachovia Corp.                                                                                     557,749                29,337,597
Wells Fargo & Co.                                                                                  780,200                48,489,430
Westcorp                                                                                           144,320                 6,628,618
Wintrust Financial Corp.                                                                           105,700                 6,020,672
                                                                                                                      --------------
                                                                                                                         196,570,454
                                                                                                                      --------------
CONSUMER FINANCE - 1.1%
First Marblehead Corp. (a)                                                                         109,100                 6,136,875
MBNA Corp.                                                                                         877,900                24,748,001
SLM Corp.                                                                                        1,960,300               104,660,417
                                                                                                                      --------------
                                                                                                                         135,545,293
                                                                                                                      --------------
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Brascan Corp. Class A (ltd. vtg.)                                                                  243,900                 8,770,238
CapitalSource, Inc. (a)                                                                            234,300                 6,014,481
Citigroup, Inc.                                                                                      3,500                   168,630
KKR Financial Corp. (e)                                                                            564,000            $    5,922,000
Moody's Corp.                                                                                      674,200                58,554,270
                                                                                                                      --------------
                                                                                                                          79,429,619
                                                                                                                      --------------
INSURANCE - 7.5%
ACE Ltd.                                                                                           298,800                12,773,700
AFLAC, Inc.                                                                                        247,500                 9,860,400
Allstate Corp.                                                                                   1,200,900                62,110,548
American International Group, Inc.                                                               2,363,114               155,185,696
Assurant, Inc.                                                                                     443,500                13,548,925
Berkshire Hathaway, Inc. Class A (a)                                                                 3,839               337,448,087
Brit Insurance Holdings PLC                                                                      3,985,600                 6,023,245
Endurance Specialty Holdings Ltd.                                                                  358,100                12,247,020
Everest Re Group Ltd.                                                                              863,980                77,378,049
Fidelity National Financial, Inc.                                                                   45,100                 2,059,717
Genworth Financial, Inc. Class A                                                                    90,000                 2,430,000
Great-West Lifeco, Inc.                                                                            134,000                 2,981,500
HCC Insurance Holdings, Inc.                                                                       510,700                16,914,384
IPC Holdings Ltd.                                                                                  160,300                 6,974,653
Markel Corp. (a)                                                                                    29,750                10,829,000
Mercury General Corp.                                                                              232,500                13,931,400
MetLife, Inc.                                                                                      266,600                10,799,966
Montpelier Re Holdings Ltd.                                                                      1,449,200                55,721,740
PartnerRe Ltd.                                                                                     340,200                21,071,988
Progressive Corp.                                                                                  272,500                23,118,900
RenaissanceRe Holdings Ltd.                                                                        767,565                39,974,785
StanCorp Financial Group, Inc.                                                                     154,900                12,779,250
USI Holdings Corp. (a)                                                                             916,187                10,600,284
W.R. Berkley Corp.                                                                                 455,150                21,469,426
White Mountains Insurance Group Ltd.                                                                12,300                 7,945,800
Willis Group Holdings Ltd.                                                                         367,100                15,113,507
                                                                                                                      --------------
                                                                                                                         961,291,970
                                                                                                                      --------------
REAL ESTATE - 0.3%
CB Richard Ellis Group, Inc. Class A                                                               429,800                14,419,790
CBL & Associates Properties, Inc.                                                                  137,781                10,519,579
Equity Residential (SBI)                                                                           192,900                 6,979,122
General Growth Properties, Inc.                                                                     86,790                 3,138,326
Vornado Realty Trust                                                                                60,900                 4,636,317
Weingarten Realty Investors (SBI)                                                                   67,400                 2,702,740
                                                                                                                      --------------
                                                                                                                          42,395,874
                                                                                                                      --------------
THRIFTS & MORTGAGE FINANCE - 1.2%
Countrywide Financial Corp.                                                                        278,076                10,291,593
Doral Financial Corp.                                                                              483,175                23,796,369
Freddie Mac                                                                                         33,700                 2,483,690
Golden West Financial Corp., Delaware                                                            1,922,400               118,073,808
W Holding Co., Inc.                                                                                 23,970                   549,872
                                                                                                                      --------------
                                                                                                                         155,195,332
                                                                                                                      --------------
TOTAL FINANCIALS                                                                                                       1,621,210,695
                                                                                                                      --------------
HEALTH CARE - 11.3%
BIOTECHNOLOGY - 1.8%
Affymetrix, Inc. (a)                                                                                38,200                 1,396,210

See accompanying notes which are an integral part of the financial statements.


                                       9                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
HEALTH CARE - CONTINUED
BIOTECHNOLOGY - CONTINUED
Biogen Idec, Inc. (a)                                                                              479,300             $  31,926,173
Gen-Probe, Inc. (a)                                                                                357,100                16,144,491
Genentech, Inc. (a)                                                                              3,263,400               177,659,496
Pharmion Corp. (a)                                                                                  28,400                 1,198,764
Seattle Genetics, Inc. (a)                                                                         712,300                 4,651,319
                                                                                                                       -------------
                                                                                                                         232,976,453
                                                                                                                       -------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
Advanced Medical Optics, Inc. (a)                                                                  326,200                13,419,868
Advanced Neuromodulation Systems, Inc. (a)                                                         455,550                17,976,003
Alcon, Inc.                                                                                        890,500                71,774,300
American Medical Systems Holdings, Inc. (a)                                                        225,900                 9,444,879
Arrow International, Inc.                                                                           14,300                   443,157
Aspect Medical Systems, Inc. (a)                                                                   105,400                 2,578,084
Becton, Dickinson & Co.                                                                             90,800                 5,157,440
Bio-Rad Laboratories, Inc. Class A (a)                                                             211,100                12,110,807
Boston Scientific Corp. (a)                                                                        169,700                 6,032,835
C.R. Bard, Inc.                                                                                    434,400                27,792,912
Cooper Companies, Inc.                                                                             191,560                13,522,220
Cytyc Corp. (a)                                                                                     94,100                 2,594,337
DENTSPLY International, Inc.                                                                     1,612,862                90,642,844
Edwards Lifesciences Corp. (a)                                                                      22,500                   928,350
Fisher Scientific International, Inc. (a)                                                          390,847                24,381,036
Foxhollow Technologies, Inc.                                                                         8,900                   218,851
Given Imaging Ltd. (a)(d)                                                                           91,100                 3,271,401
Guidant Corp.                                                                                       33,700                 2,429,770
IDEXX Laboratories, Inc. (a)                                                                       306,970                16,757,492
Integra LifeSciences Holdings Corp. (a)                                                            217,400                 8,028,582
IntraLase Corp.                                                                                     32,700                   767,796
Intuitive Surgical, Inc. (a)                                                                       181,700                 7,271,634
Kinetic Concepts, Inc.                                                                             226,200                17,259,060
Lumenis Ltd. (a)                                                                                       237                       460
Medtronic, Inc.                                                                                    123,640                 6,141,199
Nobel Biocare Holding AG (Switzerland)                                                              44,934                 8,123,572
Ocular Sciences, Inc. (a)                                                                          136,820                 6,705,548
Smith & Nephew PLC                                                                               4,548,003                47,080,927
St. Jude Medical, Inc. (a)                                                                       1,009,252                42,317,936
Symmetry Medical, Inc.                                                                              40,400                   850,420
Synthes, Inc.                                                                                      162,877                18,225,300
Thermo Electron Corp. (a)                                                                           78,800                 2,378,972
Varian Medical Systems, Inc. (a)                                                                     2,300                    99,452
Ventana Medical Systems, Inc. (a)                                                                   11,200                   716,688
Waters Corp. (a)                                                                                   470,000                21,991,300
Zimmer Holdings, Inc. (a)                                                                          279,771                22,415,253
                                                                                                                       -------------
                                                                                                                         531,850,685
                                                                                                                       -------------
HEALTH CARE PROVIDERS & SERVICES - 3.2%
Aetna, Inc.                                                                                        899,300               112,187,675
American Healthways, Inc. (a)                                                                      132,600                 4,381,104
Caremark Rx, Inc. (a)                                                                               62,100             $   2,448,603
DaVita, Inc. (a)                                                                                    44,600                 1,763,038
eResearchTechnology, Inc. (a)                                                                      218,224                 3,458,850
IDX Systems Corp. (a)                                                                               11,000                   379,060
Merge Technologies, Inc. (a)                                                                       350,000                 7,787,500
Molina Healthcare, Inc. (a)                                                                         49,460                 2,293,955
Patterson Companies, Inc. (a)                                                                    3,608,004               156,551,294
Pharmaceutical Product Development, Inc. (a)                                                        67,800                 2,799,462
UnitedHealth Group, Inc.                                                                         1,243,310               109,448,579
VCA Antech, Inc. (a)                                                                               231,000                 4,527,600
WellChoice, Inc. (a)                                                                                11,800                   630,120
WellPoint, Inc. (a)                                                                                 22,300                 2,564,500
                                                                                                                       -------------
                                                                                                                         411,221,340
                                                                                                                       -------------
PHARMACEUTICALS - 2.2%
Atherogenics, Inc. (a)                                                                              67,400                 1,587,944
Connetics Corp. (a)                                                                                 87,100                 2,115,659
Cypress Bioscience, Inc. (a)                                                                       226,000                 3,177,560
Elan Corp. PLC sponsored ADR (a)                                                                   577,000                15,723,250
Johnson & Johnson                                                                                  492,150                31,212,153
Kos Pharmaceuticals, Inc. (a)                                                                      150,800                 5,676,112
Merck KGaA                                                                                          28,908                 1,985,071
Novartis AG sponsored ADR                                                                          709,000                35,832,860
Novo Nordisk AS Series B                                                                         1,298,974                70,841,066
Pfizer, Inc.                                                                                           265                     7,126
Roche Holding AG (participation certificate)                                                       701,730                80,183,638
Schering-Plough Corp.                                                                            1,404,000                29,315,520
Teva Pharmaceutical Industries Ltd. sponsored ADR                                                   91,200                 2,723,232
                                                                                                                       -------------
                                                                                                                         280,381,191
                                                                                                                       -------------
TOTAL HEALTH CARE                                                                                                      1,456,429,669
                                                                                                                       -------------
INDUSTRIALS - 12.1%
AEROSPACE & DEFENSE - 1.1%
L-3 Communications Holdings, Inc.                                                                  155,700                11,403,468
Lockheed Martin Corp.                                                                            1,784,635                99,136,474
Precision Castparts Corp.                                                                          230,886                15,164,592
SI International, Inc. (a)                                                                         118,300                 3,638,908
United Technologies Corp.                                                                           86,900                 8,981,115
                                                                                                                       -------------
                                                                                                                         138,324,557
                                                                                                                       -------------
AIR FREIGHT & LOGISTICS - 1.3%
C.H. Robinson Worldwide, Inc.                                                                    1,162,280                64,529,786
CNF, Inc.                                                                                           47,500                 2,379,750
EGL, Inc. (a)                                                                                      248,200                 7,418,698
Expeditors International of Washington, Inc.                                                        48,900                 2,732,532
Ryder System, Inc.                                                                                  45,200                 2,159,204
United Parcel Service, Inc. Class B                                                                955,600                81,665,576
UTI Worldwide, Inc.                                                                                 16,900                 1,149,538
                                                                                                                       -------------
                                                                                                                         162,035,084
                                                                                                                       -------------

See accompanying notes which are an integral part of the financial statements.


CONTRAFUND PORTFOLIO                  10

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
INDUSTRIALS - CONTINUED
AIRLINES - 0.8%
JetBlue Airways Corp. (a)                                                                        1,108,643             $  25,742,690
Ryanair Holdings PLC sponsored ADR (a)(d)                                                        1,533,751                62,500,353
Southwest Airlines Co.                                                                             846,217                13,776,413
                                                                                                                       -------------
                                                                                                                         102,019,456
                                                                                                                       -------------
BUILDING PRODUCTS - 0.3%
Lennox International, Inc.                                                                         212,500                 4,324,375
Masco Corp.                                                                                        837,000                30,575,610
Trex Co., Inc. (a)                                                                                  53,000                 2,779,320
                                                                                                                       -------------
                                                                                                                          37,679,305
                                                                                                                       -------------
COMMERCIAL SERVICES & SUPPLIES - 0.6%
ABM Industries, Inc.                                                                                26,300                   518,636
Apollo Group, Inc. Class A (a)                                                                          72                     5,811
Aramark Corp. Class B                                                                              917,050                24,310,996
Corporate Executive Board Co.                                                                       62,100                 4,156,974
Educate, Inc.                                                                                      267,600                 3,543,024
Jackson Hewitt Tax Service, Inc.                                                                    55,400                 1,398,850
Laureate Education, Inc. (a)                                                                       175,100                 7,720,159
Navigant Consulting, Inc. (a)                                                                       58,100                 1,545,460
R.R. Donnelley & Sons Co.                                                                          316,100                11,155,169
Resources Connection, Inc. (a)                                                                     294,000                15,967,140
Robert Half International, Inc.                                                                    430,200                12,660,786
                                                                                                                       -------------
                                                                                                                          82,983,005
                                                                                                                       -------------
CONSTRUCTION & ENGINEERING - 0.1%
Jacobs Engineering Group, Inc. (a)                                                                 239,620                11,451,440
Paul Y-ITC Construction Holdings Ltd.                                                            6,732,000                 1,706,211
                                                                                                                       -------------
                                                                                                                          13,157,651
                                                                                                                       -------------
ELECTRICAL EQUIPMENT - 0.5%
AMETEK, Inc.                                                                                        73,900                 2,636,013
Cooper Industries Ltd. Class A                                                                     759,500                51,562,455
Energy Conversion Devices, Inc. (a)                                                                 67,900                 1,311,828
Roper Industries, Inc.                                                                              94,900                 5,767,073
Ultralife Batteries, Inc. (a)                                                                      306,920                 5,969,594
                                                                                                                       -------------
                                                                                                                          67,246,963
                                                                                                                       -------------
INDUSTRIAL CONGLOMERATES - 2.8%
3M Co.                                                                                           3,794,320               311,399,842
Carlisle Companies, Inc.                                                                            55,700                 3,616,044
Hutchison Whampoa Ltd.                                                                           1,823,000                17,062,481
Siemens AG sponsored ADR                                                                           157,600                13,343,992
Tyco International Ltd.                                                                            465,500                16,636,970
                                                                                                                       -------------
                                                                                                                         362,059,329
                                                                                                                       -------------
MACHINERY - 3.6%
A.S.V., Inc. (a)                                                                                    93,064                 4,457,766
Bucyrus International, Inc. Class A                                                                238,300                 9,684,512
Caterpillar, Inc.                                                                                  201,400                19,638,514
Cummins, Inc.                                                                                      423,000                35,443,170
CUNO, Inc. (a)                                                                                      45,100                 2,678,940
Danaher Corp. (d)                                                                                2,807,760               161,193,502
Deere & Co.                                                                                        144,600             $  10,758,240
Eaton Corp.                                                                                        100,300                 7,257,708
ESCO Technologies, Inc. (a)                                                                         45,100                 3,456,915
Gardner Denver, Inc. (a)                                                                            34,500                 1,252,005
Harsco Corp.                                                                                        65,700                 3,662,118
IDEX Corp.                                                                                         124,500                 5,042,250
Illinois Tool Works, Inc.                                                                           39,900                 3,697,932
Ingersoll-Rand Co. Ltd. Class A                                                                    134,000                10,760,200
ITT Industries, Inc.                                                                                28,000                 2,364,600
Joy Global, Inc.                                                                                   381,935                16,587,437
Oshkosh Truck Co.                                                                                   78,000                 5,333,640
PACCAR, Inc.                                                                                     1,209,244                97,319,957
Pall Corp.                                                                                          88,400                 2,559,180
Parker Hannifin Corp.                                                                              189,900                14,383,026
Pentair, Inc.                                                                                       64,800                 2,822,688
Timken Co.                                                                                          52,200                 1,358,244
Volvo AB ADR                                                                                       889,100                35,252,815
                                                                                                                       -------------
                                                                                                                         456,965,359
                                                                                                                       -------------
MARINE - 0.0%
Alexander & Baldwin, Inc.                                                                           59,199                 2,511,222
                                                                                                                       -------------
ROAD & RAIL - 0.8%
Burlington Northern Santa Fe Corp.                                                                 360,400                17,050,524
Canadian National Railway Co.                                                                      378,600                23,053,585
Heartland Express, Inc.                                                                            571,226                12,835,448
Knight Transportation, Inc.                                                                        306,520                 7,601,696
Laidlaw International, Inc. (a)                                                                     96,600                 2,067,240
Landstar System, Inc. (a)                                                                          282,812                20,826,276
Norfolk Southern Corp.                                                                              67,500                 2,442,825
Yellow Roadway Corp. (a)(d)                                                                        251,687                14,021,483
                                                                                                                       -------------
                                                                                                                          99,899,077
                                                                                                                       -------------
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Fastenal Co.                                                                                       228,112                14,042,575
MSC Industrial Direct Co., Inc. Class A                                                            387,900                13,956,642
                                                                                                                       -------------
                                                                                                                          27,999,217
                                                                                                                       -------------
TRANSPORTATION INFRASTRUCTURE - 0.0%
International Shipping Enterprises, Inc. unit                                                      674,400                 4,451,040
                                                                                                                       -------------
TOTAL INDUSTRIALS                                                                                                      1,557,331,265
                                                                                                                       -------------
INFORMATION TECHNOLOGY - 15.0%
COMMUNICATIONS EQUIPMENT - 2.7%
Carrier Access Corp. (a)                                                                            55,000                   587,400
Comverse Technology, Inc. (a)                                                                      474,900                11,611,305
Ditech Communications Corp. (a)                                                                    521,800                 7,800,910
Finisar Corp. (a)                                                                                  185,600                   423,168
Harris Corp.                                                                                       518,000                32,007,220
Juniper Networks, Inc. (a)                                                                         575,305                15,642,543
Lucent Technologies, Inc. warrants 12/10/07 (a)                                                     24,604                    38,874
Motorola, Inc.                                                                                     637,065                10,957,518
Plantronics, Inc.                                                                                  245,600                10,185,032

See accompanying notes which are an integral part of the financial statements.


                                      11                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED


                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
INFORMATION TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
QUALCOMM, Inc.                                                                                   2,658,700             $ 112,728,880
Research In Motion Ltd. (a)                                                                      1,239,700               102,047,972
Scientific-Atlanta, Inc.                                                                           233,900                 7,721,039
Telefonaktiebolaget LM Ericsson ADR (a)                                                          1,050,609                33,083,677
                                                                                                                       -------------
                                                                                                                         344,835,538
                                                                                                                       -------------
COMPUTERS & PERIPHERALS - 0.9%
Apple Computer, Inc. (a)                                                                           546,400                35,188,160
Avid Technology, Inc. (a)                                                                           43,300                 2,673,775
Dell, Inc. (a)                                                                                   1,263,800                53,256,532
NCR Corp. (a)                                                                                      173,100                11,983,713
Network Appliance, Inc. (a)                                                                        156,200                 5,188,964
Novatel Wireless, Inc.                                                                             223,100                 4,323,678
Storage Technology Corp. (a)                                                                        16,400                   518,404
Synaptics, Inc. (a)                                                                                 98,336                 3,007,115
                                                                                                                       -------------
                                                                                                                         116,140,341
                                                                                                                       -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
Amphenol Corp. Class A (a)                                                                         457,900                16,823,246
Cogent, Inc.                                                                                       262,309                 8,656,197
Dionex Corp. (a)                                                                                    33,100                 1,875,777
FARO Technologies, Inc. (a)                                                                         65,532                 2,043,288
FLIR Systems, Inc. (a)                                                                             816,000                52,052,640
Hon Hai Precision Industries Co. Ltd.                                                            2,885,000                13,340,516
National Instruments Corp.                                                                         246,457                 6,715,953
Symbol Technologies, Inc.                                                                          102,100                 1,766,330
Trimble Navigation Ltd. (a)                                                                         82,700                 2,732,408
                                                                                                                       -------------
                                                                                                                         106,006,355
                                                                                                                       -------------
INTERNET SOFTWARE & SERVICES - 2.9%
Akamai Technologies, Inc. (a)                                                                    1,401,383                18,260,020
Digital River, Inc. (a)                                                                            254,104                10,573,267
Google, Inc. Class A                                                                               383,343                74,023,533
Housevalues, Inc.                                                                                   25,100                   377,002
InfoSpace, Inc. (a)                                                                                134,985                 6,418,537
Sina Corp. (a)                                                                                     114,200                 3,661,252
VeriSign, Inc. (a)                                                                                  84,400                 2,829,088
WebEx Communications, Inc. (a)                                                                      56,900                 1,353,082
Websense, Inc. (a)                                                                                 204,583                10,376,450
Yahoo!, Inc. (a)                                                                                 6,539,696               246,415,745
                                                                                                                       -------------
                                                                                                                         374,287,976
                                                                                                                       -------------
IT SERVICES - 2.1%
Affiliated Computer Services, Inc. Class A (a)                                                      32,600                 1,962,194
Alliance Data Systems Corp. (a)                                                                  1,061,300                50,390,524
Anteon International Corp. (a)                                                                     554,200                23,198,812
Cognizant Technology Solutions Corp. Class A (a)                                                 1,508,896                63,871,568
First Data Corp.                                                                                   130,000                 5,530,200
Global Payments, Inc.                                                                               45,200                 2,646,008
Infosys Technologies Ltd. sponsored ADR (d)                                                      1,011,600                70,113,996
Iron Mountain, Inc. (a)                                                                            410,900             $  12,528,341
Kanbay International, Inc.                                                                         144,300                 4,516,590
SRA International, Inc. Class A (a)                                                                472,800                30,353,760
                                                                                                                       -------------
                                                                                                                         265,111,993
                                                                                                                       -------------
OFFICE ELECTRONICS - 0.2%
Canon, Inc.                                                                                         91,500                 4,964,790
Xerox Corp. (a)                                                                                    723,549                12,307,568
Zebra Technologies Corp. Class A (a)                                                               227,970                12,830,152
                                                                                                                       -------------
                                                                                                                          30,102,510
                                                                                                                       -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Advanced Micro Devices, Inc. (a)                                                                   546,100                12,025,122
Analog Devices, Inc.                                                                             1,338,100                49,402,652
ATI Technologies, Inc. (a)                                                                         343,100                 6,650,422
Cree, Inc. (a)                                                                                     515,700                20,669,256
FormFactor, Inc. (a)                                                                                83,700                 2,271,618
Freescale Semiconductor, Inc. Class B                                                               85,810                 1,575,472
International Rectifier Corp. (a)                                                                  770,900                34,359,013
Lam Research Corp. (a)                                                                              42,900                 1,240,239
Linear Technology Corp.                                                                            101,100                 3,918,636
Marvell Technology Group Ltd. (a)                                                                4,508,800               159,927,136
Samsung Electronics Co. Ltd.                                                                       335,500               146,003,443
Sigmatel, Inc. (a)                                                                                 136,400                 4,846,292
Silicon Image, Inc. (a)                                                                            530,500                 8,732,030
Silicon Laboratories, Inc. (a)                                                                     386,226                13,637,640
Tessera Technologies, Inc. (a)                                                                     364,500                13,563,045
Volterra Semiconductor Corp. (d)                                                                   105,800                 2,343,999
                                                                                                                       -------------
                                                                                                                         481,166,015
                                                                                                                       -------------
SOFTWARE - 1.7%
Activision, Inc. (a)                                                                               335,399                 6,768,352
Adobe Systems, Inc.                                                                                648,589                40,692,474
Altiris, Inc. (a)                                                                                  761,839                26,991,956
Autodesk, Inc.                                                                                     711,500                27,001,425
Cadence Design Systems, Inc. (a)                                                                    83,400                 1,151,754
Cognos, Inc. (a)                                                                                   285,300                12,557,955
Computer Associates International, Inc.                                                              4,831                   150,051
Kronos, Inc. (a)                                                                                    75,692                 3,870,132
Macrovision Corp. (a)                                                                               96,300                 2,476,836
Microsoft Corp.                                                                                    334,600                 8,937,166
NAVTEQ Corp.                                                                                       235,000                10,894,600
Quality Systems, Inc. (a)                                                                           51,193                 3,061,341
Quest Software, Inc. (a)                                                                            67,400                 1,075,030
Red Hat, Inc. (a)                                                                                  179,167                 2,391,879
SAP AG sponsored ADR                                                                               107,500                 4,752,575
Sonic Solutions, Inc. (a)(d)                                                                       512,799                11,507,210
Symantec Corp. (a)                                                                               1,809,998                46,625,548
Take-Two Interactive Software, Inc. (a)                                                            100,000                 3,479,000
THQ, Inc. (a)                                                                                       78,200                 1,793,908
TIBCO Software, Inc. (a)                                                                           252,205                 3,364,415
                                                                                                                       -------------
                                                                                                                         219,543,607
                                                                                                                       -------------
TOTAL INFORMATION TECHNOLOGY                                                                                           1,937,194,335
                                                                                                                       -------------

See accompanying notes which are an integral part of the financial statements.


CONTRAFUND PORTFOLIO                  12

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
MATERIALS - 8.0%
CHEMICALS - 1.4%
Agrium, Inc.                                                                                       112,500               $ 1,898,438
Bayer AG                                                                                           135,300                 4,597,494
Dow Chemical Co.                                                                                   270,200                13,377,602
Ecolab, Inc.                                                                                     1,696,800                59,608,584
Headwaters, Inc. (a)                                                                               124,800                 3,556,800
Methanex Corp.                                                                                     378,200                 6,905,302
Monsanto Co.                                                                                        90,100                 5,005,055
Nalco Holding Co.                                                                                  396,800                 7,745,536
NOVA Chemicals Corp.                                                                               473,900                22,391,775
Potash Corp. of Saskatchewan                                                                       622,700                51,761,938
Westlake Chemical Corp.                                                                             56,400                 1,883,760
                                                                                                                       -------------
                                                                                                                         178,732,284
                                                                                                                       -------------
CONSTRUCTION MATERIALS - 0.2%
Eagle Materials, Inc.                                                                              101,700                 8,781,795
Eagle Materials, Inc. Class B                                                                        7,000                   590,100
Lafarge North America, Inc.                                                                         45,309                 2,325,258
Rinker Group Ltd.                                                                                  685,302                 5,710,320
Texas Industries, Inc.                                                                              65,700                 4,098,366
Vulcan Materials Co.                                                                                43,500                 2,375,535
                                                                                                                       -------------
                                                                                                                          23,881,374
                                                                                                                       -------------
CONTAINERS & PACKAGING - 0.2%
Ball Corp.                                                                                         152,756                 6,718,209
Owens-Illinois, Inc. (a)                                                                           952,100                21,565,065
Peak International Ltd. (a)                                                                        200,000                   818,800
                                                                                                                       -------------
                                                                                                                          29,102,074
                                                                                                                       -------------
METALS & MINING - 6.2%
Aber Diamond Corp.                                                                                 611,150                21,619,432
Agnico-Eagle Mines Ltd.                                                                            369,600                 5,088,160
Alumina Ltd.                                                                                     1,152,300                 5,355,264
Anglo American PLC ADR (d)                                                                       1,343,472                31,961,199
Apex Silver Mines Ltd. (a)                                                                         550,100                 9,450,718
BHP Billiton Ltd. sponsored ADR                                                                  1,363,000                32,739,260
Caemi Mineracao E Metalurgia SA (PN) (a)                                                         5,132,000                 4,405,482
Carpenter Technology Corp.                                                                         212,100                12,399,366
Cleveland-Cliffs, Inc.                                                                              48,400                 5,026,824
Companhia Vale do Rio Doce sponsored ADR                                                           961,000                27,878,610
Compania de Minas Buenaventura SA sponsored ADR                                                    881,800                20,193,220
Compass Minerals International, Inc.                                                               223,500                 5,415,405
Dofasco, Inc.                                                                                      195,500                 7,396,417
Eldorado Gold Corp. (a)                                                                          1,772,700                 5,244,238
Falconbridge Ltd.                                                                                   90,400                 2,342,867
First Quantum Minerals Ltd. (a)                                                                    324,600                 5,044,825
Fording Canadian Coal Trust (d)                                                                     16,900                 1,305,103
Fortescue Metals Group Ltd. (a)(d)                                                                 304,600                   643,461
Freeport-McMoRan Copper & Gold, Inc. Class B                                                       839,734                32,103,031
Gabriel Resources Ltd. (a)                                                                       2,171,800                 2,823,340
Gerdau SA sponsored ADR                                                                            173,200               $ 3,117,600
Glamis Gold Ltd. (a)(d)                                                                          2,463,000                42,199,400
Goldcorp, Inc.                                                                                   3,809,466                57,332,463
Inco Ltd. (a)                                                                                       67,800                 2,486,000
International Steel Group, Inc.                                                                    395,600                16,045,536
IPSCO, Inc.                                                                                        757,400                36,172,162
Ivanhoe Mines Ltd. (a)                                                                             933,000                 6,725,375
Lionore Mining International Ltd. (a)                                                            1,329,000                 7,597,450
Meridian Gold, Inc. (a)                                                                            304,600                 5,772,170
Mittal Steel Co. NV Class A (NY Shares) (a)                                                        156,000                 6,029,400
Newcrest Mining Ltd.                                                                               791,800                10,810,350
Newmont Mining Corp.                                                                             2,872,651               127,574,431
Novagold Resources, Inc. (a)                                                                       778,300                 6,064,254
Nucor Corp.                                                                                        906,900                47,467,146
Peabody Energy Corp.                                                                               210,800                17,055,828
Phelps Dodge Corp.                                                                                  77,900                 7,705,868
Placer Dome, Inc.                                                                                1,054,900                19,849,702
POSCO sponsored ADR (d)                                                                            677,000                30,146,810
Quanex Corp.                                                                                        36,000                 2,468,520
Rio Tinto PLC (Reg.)                                                                             2,049,269                61,073,339
Southern African Resources PLC (a)                                                               8,549,418                 6,234,569
Steel Dynamics, Inc.                                                                               108,314                 4,102,934
Teck Cominco Ltd. Class B (sub. vtg.)                                                              212,200                 6,528,687
United States Steel Corp.                                                                          342,300                17,542,875
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)                                            56,200                 1,139,235
Wheaton River Minerals Ltd. (a)                                                                    905,300                 2,942,225
Xstrata PLC                                                                                        472,400                 8,449,132
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)                                                      1,548,000                 2,210,632
                                                                                                                       -------------
                                                                                                                         801,280,315
                                                                                                                       -------------
PAPER & FOREST PRODUCTS - 0.0%
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)                                             35,600                   576,720
                                                                                                                       -------------
TOTAL MATERIALS                                                                                                        1,033,572,767
                                                                                                                       -------------
TELECOMMUNICATION SERVICES - 4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Citizens Communications Co.                                                                        611,300                 8,429,827
PT Indosat Tbk                                                                                   3,790,000                 2,350,866
PT Indosat Tbk sponsored ADR                                                                       126,600                 3,947,388
PT Telkomunikasi Indonesia Tbk sponsored ADR                                                        54,600                 1,147,692
                                                                                                                       -------------
                                                                                                                          15,875,773
                                                                                                                       -------------
WIRELESS TELECOMMUNICATION SERVICES - 4.2%
Alamosa Holdings, Inc. (a)                                                                         176,600                 2,202,202
America Movil SA de CV sponsored ADR                                                             2,209,800               115,683,030
KDDI Corp.                                                                                           1,548                 8,342,244
Millicom International Cellular SA (a)                                                              62,200                 1,413,806
mmO2 PLC (a)                                                                                       898,900                 2,117,479

See accompanying notes which are an integral part of the financial statements.


                                      13                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                                                  SHARES              VALUE (NOTE 1)
                                                                                                  ------              --------------
TELECOMMUNICATION SERVICES - CONTINUED
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Mobile TeleSystems OJSC sponsored ADR (d)                                                           71,200               $ 9,861,912
MTN Group Ltd.                                                                                     447,300                 3,434,635
Nextel Communications, Inc. Class A (a)                                                          4,985,700               149,571,000
Nextel Partners, Inc. Class A (a)                                                                2,508,400                49,014,136
NII Holdings, Inc. (a)                                                                           1,002,853                47,585,375
Telefonica Moviles SA sponsored ADR                                                                193,400                 2,458,114
Telesystem International Wireless, Inc. (a)                                                      1,197,700                13,424,221
Turkcell Iletisim Hizmet AS sponsored ADR                                                          229,800                 4,159,380
Vimpel Communications sponsored ADR (a)                                                          1,135,700                41,044,198
Vodafone Group PLC sponsored ADR                                                                 2,807,800                76,877,564
Western Wireless Corp. Class A (a)                                                                 299,500                 8,775,350
                                                                                                                      --------------
                                                                                                                         535,964,646
                                                                                                                      --------------
TOTAL TELECOMMUNICATION SERVICES                                                                                         551,840,419
                                                                                                                      --------------
UTILITIES - 0.6%
ELECTRIC UTILITIES - 0.4%
Entergy Corp.                                                                                      180,900                12,227,031
Exelon Corp.                                                                                       242,300                10,678,161
PG&E Corp. (a)                                                                                     417,100                13,881,088
TXU Corp.                                                                                          133,100                 8,592,936
                                                                                                                      --------------
                                                                                                                          45,379,216
                                                                                                                      --------------
GAS UTILITIES - 0.0%
Southern Union Co. (a)                                                                             236,445                 5,669,951
                                                                                                                      --------------
MULTI-UTILITIES & UNREGULATED POWER - 0.2%
AES Corp. (a)                                                                                      406,800                 5,560,956
Dominion Resources, Inc.                                                                            36,600                 2,479,284
Duke Energy Corp.                                                                                  236,700                 5,995,611
NRG Energy, Inc. (a)                                                                               208,200                 7,505,610
                                                                                                                      --------------
                                                                                                                          21,541,461
                                                                                                                      --------------
TOTAL UTILITIES                                                                                                           72,590,628
                                                                                                                      --------------
TOTAL COMMON STOCKS
(Cost $7,826,577,138)                                                                                                 11,590,928,561
                                                                                                                      --------------


CORPORATE BONDS - 0.1%

                                                                                             PRINCIPAL AMOUNT
                                                                                             ----------------
CONVERTIBLE BONDS - 0.1%
INDUSTRIALS - 0.1%
INDUSTRIAL CONGLOMERATES - 0.1%
Tyco International Group SA yankee 3.125% 1/15/23                                              $ 3,140,000                 5,282,108
                                                                                                                           ---------


                                                                                             PRINCIPAL AMOUNT         VALUE (NOTE 1)
                                                                                             ----------------         --------------
UTILITIES - 0.0%
MULTI-UTILITIES & UNREGULATED POWER - 0.0%
AES Corp. 4.5% 8/15/05                                                                         $ 2,280,000               $ 2,280,000
                                                                                                                         -----------
TOTAL CONVERTIBLE BONDS                                                                                                    7,562,108
                                                                                                                           ---------
NONCONVERTIBLE BONDS - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Cable & Wireless International Finance 8.625% 3/25/19                                  GBP       1,160,000                 2,487,665
                                                                                                                           ---------
TOTAL CORPORATE BONDS
(Cost $9,206,213)                                                                                                         10,049,773
                                                                                                                          ----------

U.S. TREASURY OBLIGATIONS - 1.5%

U.S. Treasury Bills, yield at date of purchase 1.7% 1/13/05                                        500,000                   499,756
U.S. Treasury Notes:
4.25% 8/15/13                                                                                   55,175,000                55,610,386
4.25% 11/15/13                                                                                  55,850,000                56,201,241
4.25% 8/15/14                                                                                   22,500,000                22,550,108
4.75% 5/15/14                                                                                   52,600,000                54,814,933
                                                                                                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $185,540,348)                                                                                                      189,676,424
                                                                                                                         -----------

MONEY MARKET FUNDS - 10.7%

                                                                                                  SHARES
                                                                                                  ------
Fidelity Cash Central Fund, 2.24% (b)                                                        1,097,199,284             1,097,199,284
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)                                    287,986,287               287,986,287
                                                                                                                         -----------
TOTAL MONEY MARKET FUNDS
(Cost $1,385,185,571)                                                                                                  1,385,185,571
                                                                                                                       -------------
TOTAL INVESTMENT
PORTFOLIO - 102.3%
(Cost $9,406,509,270)                                                                                                 13,175,840,329
NET OTHER ASSETS - (2.3)%                                                                                              (290,550,456)
                                                                                                                        ------------
NET ASSETS - 100%                                                                                                   $ 12,885,289,873
                                                                                                                    ================


CURRENCY ABBREVIATIONS

GBP - British pound
LEGEND

(a)   Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

See accompanying notes which are an integral part of the financial statements.


CONTRAFUND PORTFOLIO                  14

(c) Includes investment made with cash collateral received from securities on loan.

(d)   Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,922,000 or 0% of net assets.


OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America                                             74.9%
Canada                                                                6.4%
United Kingdom                                                        4.3%
Bermuda                                                               3.6%
Switzerland                                                           1.6%
Korea (South)                                                         1.3%
Others (individually less than 1%)                                    7.9%
                                                                    ------
                                                                    100.0%
                                                                    ======


INCOME TAX INFORMATION

At December 31, 2004, the fund had a capital loss carryforward of approximately $704,454,000 of which $40,895,000 and $663,559,000 will expire on December 31,
2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.


                                      15                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: CONTRAFUND PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                         DECEMBER 31, 2004
ASSETS

Investment in securities, at value (including securities loaned of $280,743,709)(cost
$9,406,509,270) - See accompanying schedule                                                             $13,175,840,329
Foreign currency held at value (cost $3,367,791)                                                              3,382,765
Receivable for investments sold                                                                              18,602,752
Receivable for fund shares sold                                                                               4,359,470
Dividends receivable                                                                                         10,377,567
Interest receivable                                                                                           4,062,015
Prepaid expenses                                                                                                 43,240
Other affiliated receivables                                                                                     14,513
Other receivables                                                                                               954,425
                                                                                                        ---------------
 TOTAL ASSETS                                                                                            13,217,637,076
LIABILITIES

Payable to custodian bank                                                                    $ 214,158
Payable for investments purchased                                                           24,932,646
Payable for fund shares redeemed                                                            10,394,915
Accrued management fee                                                                       6,037,675
Distribution fees payable                                                                      504,757
Other affiliated payables                                                                      920,048
Other payables and accrued expenses                                                          1,356,717
Collateral on securities loaned, at value                                                  287,986,287
                                                                                           -----------
TOTAL LIABILITIES                                                                                           332,347,203
                                                                                                        ---------------
NET ASSETS                                                                                              $12,885,289,873
                                                                                                        ===============
Net Assets consist of:
Paid in capital                                                                                         $ 9,804,776,776
Undistributed net investment income                                                                          30,613,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency
transactions                                                                                              (719,494,071)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in
foreign currencies                                                                                        3,769,393,238
                                                                                                        ---------------
NET ASSETS                                                                                              $12,885,289,873
                                                                                                        ===============
 INITIAL CLASS:
 NET ASSET VALUE, offering price and redemption price per share ($9,127,615,529 /
 342,907,819 shares)                                                                                            $ 26.62
                                                                                                        ===============
 SERVICE CLASS:
 NET ASSET VALUE, offering price and redemption price per share ($2,111,968,890 /
 79,600,881 shares)                                                                                             $ 26.53
                                                                                                        ===============
 SERVICE CLASS 2:
 NET ASSET VALUE, offering price and redemption price per share ($1,638,617,401 /62,190,060
 shares)                                                                                                        $ 26.35
                                                                                                        ===============
 SERVICE CLASS 2R:
 NET ASSET VALUE, offering price and redemption price per share ($7,088,053 / 269,583
 shares)                                                                                                        $ 26.29
                                                                                                        ===============

STATEMENT OF OPERATIONS

                                                                                           YEAR ENDED DECEMBER 31, 2004
INVESTMENT INCOME
Dividends                                                                                                  $ 91,348,934
Interest                                                                                                     19,310,973
Security lending                                                                                              2,018,912
                                                                                                         --------------
 TOTAL INCOME                                                                                               112,678,819

EXPENSES

Management fee                                                                           $  64,250,053
Transfer agent fees                                                                          7,478,200
Distribution fees                                                                            4,881,463
Accounting and security lending fees                                                         1,462,803
Non-interested trustees' compensation                                                           60,631
Appreciation in deferred trustee compensation account                                            6,782
Custodian fees and expenses                                                                    744,204
Registration fees                                                                               18,266
Audit                                                                                           88,634
Legal                                                                                           29,125
Miscellaneous                                                                                1,675,041
                                                                                         -------------
 Total expenses before reductions                                                           80,695,202
 Expense reductions                                                                         (2,471,388)      78,223,814
                                                                                         -------------   --------------
NET INVESTMENT INCOME (LOSS)                                                                                 34,455,005
                                                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities                                                                      555,405,871
Foreign currency transactions                                                                  153,799
Futures contracts                                                                              608,071
                                                                                         -------------
Total net realized gain (loss)                                                                              556,167,741
Change in net unrealized appreciation (depreciation) on:
Investment securities                                                                    1,080,157,253
Assets and liabilities in foreign currencies                                                  (392,470)
Futures contracts                                                                             (739,135)
                                                                                         -------------
Total change in net unrealized appreciation (depreciation)                                                1,079,025,648
                                                                                                         --------------
NET GAIN (LOSS)                                                                                           1,635,193,389
                                                                                                         --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          $1,669,648,394
                                                                                                         ==============

See accompanying notes which are an integral part of the financial statements.


CONTRAFUND PORTFOLIO                   16

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED      YEAR ENDED
                                                                                          DECEMBER 31,    DECEMBER 31,
                                                                                              2004            2003
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)                                                           $    34,455,005  $    25,801,059
 Net realized gain (loss)                                                                   556,167,741       98,601,973
 Change in net unrealized appreciation (depreciation)                                     1,079,025,648    2,069,862,306
                                                                                        ---------------  ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          1,669,648,394    2,194,265,338
                                                                                        ---------------  ---------------
Distributions to shareholders from net investment income                                    (33,283,266)     (35,507,037)
                                                                                        ---------------  ---------------
Share transactions - net increase (decrease)                                                974,982,321      535,497,703
                                                                                        ---------------  ---------------
Redemption fees                                                                                   5,434            3,718
                                                                                        ---------------  ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 2,611,352,883    2,694,259,722

NET ASSETS
  Beginning of period                                                                    10,273,936,990    7,579,677,268
                                                                                        ---------------  ---------------
  End of period (including undistributed net investment income of $30,613,930 and
  undistributed net investment income of $23,673,410, respectively)                     $12,885,289,873  $10,273,936,990
                                                                                        ===============  ===============

OTHER INFORMATION:

SHARE TRANSACTIONS                                                       YEAR ENDED DECEMBER 31, 2004
                                                       INITIAL CLASS    SERVICE CLASS   SERVICE CLASS 2  SERVICE CLASS 2R
Shares
 Sold                                                     39,676,965       15,203,443       27,599,342          256,799
 Reinvested                                                1,123,479          189,967           89,389              356
 Redeemed                                                (29,262,778)      (9,311,680)      (5,203,844)        (105,684)
                                                      ---------------  --------------   --------------   --------------
 Net increase (decrease)                                  11,537,666        6,081,730       22,484,887          151,471
                                                      ==============   ==============   ==============   ==============

Dollars
 Sold                                                 $  959,621,838   $  366,229,990   $  660,559,920   $    6,150,098
 Reinvested                                               26,671,383        4,498,414        2,105,112            8,357
 Redeemed                                               (701,529,337)    (223,414,420)    (123,399,434)      (2,519,600)
                                                      ---------------  --------------   --------------   --------------
 Net increase (decrease)                              $  284,763,884   $  147,313,984   $  539,265,598   $    3,638,855
                                                      ==============   ==============   ==============   ==============


SHARE TRANSACTIONS                                                       YEAR ENDED DECEMBER 31, 2003

                                                       INITIAL CLASS    SERVICE CLASS   SERVICE CLASS 2  SERVICE CLASS 2R
Shares
 Sold                                                     43,575,507       16,391,007       21,425,743          119,703
 Reinvested                                                1,718,846          269,021           92,062              161
 Redeemed                                                (43,003,502)      (8,751,544)      (6,273,261)         (46,848)
                                                      ---------------  --------------   --------------   --------------
 Net increase (decrease)                                   2,290,851        7,908,484       15,244,544           73,016
                                                      ==============   ==============   ==============   ==============

Dollars
 Sold                                                 $  877,441,120   $  326,586,457   $  422,566,799   $    2,529,458
 Reinvested                                               29,357,892        4,584,117        1,562,295            2,733
 Redeemed                                               (837,322,380)    (169,383,155)    (121,521,459)        (906,174)
                                                      ---------------  --------------   --------------   --------------
 Net increase (decrease)                              $   69,476,632   $  161,787,419   $  302,607,635   $    1,626,017
                                                      ==============   ==============   ==============   ==============


DISTRIBUTIONS                                                            YEAR ENDED DECEMBER 31, 2004

                                                       INITIAL CLASS    SERVICE CLASS   SERVICE CLASS 2  SERVICE CLASS 2R
From net investment income                            $   26,671,383   $    4,498,414   $    2,105,112   $        8,357
                                                      ==============   ==============   ==============   ==============

                                                                         YEAR ENDED DECEMBER 31, 2003

                                                       INITIAL CLASS    SERVICE CLASS   SERVICE CLASS 2  SERVICE CLASS 2R
From net investment income                            $   29,357,892   $    4,584,117   $    1,562,295   $        2,733
                                                      ==============   ==============   ==============   ==============

See accompanying notes which are an integral part of the financial statements.


                                       17                          ANNUAL REPORT

FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED DECEMBER 31,                                  2004          2003          2002          2001          2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period                 $    23.13    $    18.10    $    20.13    $    23.75    $    29.15
                                                     ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
  Net investment income (loss)(C)                           .08           .07           .10           .16           .17
  Net realized and unrealized gain (loss)                  3.49          5.05        (1.97)        (3.01)        (1.84)
                                                     ----------    ----------    ----------    ----------    ----------
Total from investment operations                           3.57          5.12        (1.87)        (2.85)        (1.67)
                                                     ----------    ----------    ----------    ----------    ----------
Distributions from net investment income                   (.08)         (.09)         (.16)         (.17)         (.11)
Distributions from net realized gain                          -             -             -         (.60)        (3.62)
                                                     ----------    ----------    ----------    ----------    ----------
  Total distributions                                      (.08)         (.09)         (.16)         (.77)        (3.73)
                                                     ----------    ----------    ----------    ----------    ----------
Redemption fees added to paid in capital(C),(E)               -             -             -             -             -
                                                     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                       $    26.62    $    23.13    $    18.10    $    20.13    $    23.75
                                                     ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(A),(B)                                       15.48%        28.46%       (9.35)%      (12.28)%       (6.58)%

RATIOS TO AVERAGE NET ASSETS(D)
  Expenses before expense reductions                        .68%          .67%          .68%          .68%          .66%
  Expenses net of voluntary waivers, if any                 .68%          .67%          .68%          .68%          .66%
  Expenses net of all reductions                            .66%          .65%          .64%          .64%          .63%
  Net investment income (loss)                              .35%          .34%          .50%          .77%          .69%

SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)            $9,127,616    $7,665,424    $5,956,028    $6,972,615    $8,516,464
  Portfolio turnover rate                                    64%           66%           84%          140%          177%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(C)  Calculated based on average shares outstanding during the period.
(D) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
(E)  Amount represents less than $.01 per share.

FINANCIAL HIGHLIGHTS - SERVICE CLASS

YEARS ENDED DECEMBER 31,                                  2004          2003          2002          2001          2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period                 $    23.06    $    18.04    $    20.06    $    23.67    $    29.10
                                                     ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
  Net investment income (loss)(C)                           .06           .05           .08           .14           .15
  Net realized and unrealized gain (loss)                  3.47          5.04        (1.96)        (3.00)        (1.85)
                                                     ----------    ----------    ----------    ----------    ----------
Total from investment operations                           3.53          5.09        (1.88)        (2.86)        (1.70)
                                                     ----------    ----------    ----------    ----------    ----------
Distributions from net investment income                  (.06)         (.07)         (.14)         (.15)         (.11)
Distributions from net realized gain                          -             -             -         (.60)        (3.62)
                                                     ----------    ----------    ----------    ----------    ----------
  Total distributions                                      (.06)         (.07)         (.14)         (.75)        (3.73)
                                                     ----------    ----------    ----------    ----------    ----------
Redemption fees added to paid in capital(C),(E)               -             -             -             -             -
                                                     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                       $    26.53    $    23.06    $    18.04    $    20.06    $    23.67
                                                     ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(A),(B)                                       15.34%        28.35%       (9.42)%      (12.36)%       (6.71)%

RATIOS TO AVERAGE NET ASSETS(D)
  Expenses before expense reductions                        .78%          .77%          .78%          .78%          .76%
  Expenses net of voluntary waivers, if any                 .78%          .77%          .78%          .78%          .76%
  Expenses net of all reductions                            .76%          .75%          .74%          .74%          .74%
  Net investment income (loss)                              .25%          .24%          .39%          .67%          .59%

SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)            $2,111,969    $1,695,467    $1,183,683    $1,201,105    $1,245,222
  Portfolio turnover rate                                    64%           66%           84%          140%          177%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(C)  Calculated based on average shares outstanding during the period.
(D) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
(E)  Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.


CONTRAFUND PORTFOLIO                   18

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2

YEARS ENDED DECEMBER 31,                                  2004          2003         2002         2001        2000(F)
SELECTED PER-SHARE DATA
Net asset value, beginning of period                 $    22.93    $    17.95    $    20.00    $    23.64    $    28.20
                                                     ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
  Net investment income (loss)(E)                           .02           .02           .05           .10           .10
  Net realized and unrealized gain (loss)                  3.45          5.02         (1.96)        (2.98)         (.93)
                                                     ----------    ----------    ----------    ----------    ----------
Total from investment operations                           3.47          5.04         (1.91)        (2.88)         (.83)
                                                     ----------    ----------    ----------    ----------    ----------
Distributions from net investment income                  (.05)          (.06)         (.14)         (.16)         (.11)
Distributions from net realized gain                          -             -             -          (.60)        (3.62)
                                                     ----------    ----------    ----------    ----------    ----------
  Total distributions                                      (.05)         (.06)         (.14)         (.76)        (3.73)
                                                     ----------    ----------    ----------    ----------    ----------
Redemption fees added to paid in capital(E),(H)               -             -             -             -             -
                                                     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                       $    26.35    $    22.93       $ 17.95       $ 20.00    $    23.64
                                                     ==========    ==========       =======       =======    ==========
TOTAL RETURN(B),(C),(D)                                   15.16%        28.20%        (9.60)%      (12.47)%       (3.86)%

RATIOS TO AVERAGE NET ASSETS(G)
  Expenses before expense reductions                        .93%          .93%          .93%          .94%          .92% (A)
  Expenses net of voluntary waivers, if any                 .93%          .93%          .93%          .94%          .92% (A)
  Expenses net of all reductions                            .91%          .90%          .90%          .90%          .90% (A)
  Net investment income (loss)                              .10%          .09%          .24%          .52%          .43% (A)

SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)            $1,638,617    $  910,341    $  439,157     $ 231,686    $   81,950
  Portfolio turnover rate                                    64%           66%           84%          140%          177%

(A)  Annualized
(B) Total returns for periods of less than one year are not annualized.
(C) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
(D)  Total returns would have been lower
     had certain expenses not been reduced during the periods shown.
(E)  Calculated based on average shares outstanding during the period.
(F) For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.
(G) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
(H)  Amount represents less than $.01 per share.

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2R

YEARS ENDED DECEMBER 31,                                                          2004           2003         2002(F)
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                             $ 22.90       $ 17.95       $ 20.49
                                                                                 -------       -------       -------
Income from Investment Operations
Net investment income (loss)(E)                                                      .02           .02           .03
Net realized and unrealized gain (loss)                                             3.44          5.01         (2.57)
                                                                                 -------       -------       -------
Total from investment operations                                                    3.46          5.03         (2.54)
                                                                                 -------       -------       -------
Distributions from net investment income                                            (.07)         (.08)            -
                                                                                 -------       -------       -------
Redemption fees added to paid in capital(E),(H)                                        -             -             -
                                                                                 -------       -------       -------
Net asset value, end of period                                                   $ 26.29       $ 22.90       $ 17.95
                                                                                 =======       =======       =======
TOTAL RETURN(B),(C),(D)                                                            15.15%        28.18%       (12.40)%

RATIOS TO AVERAGE NET ASSETS(G)
Expenses before expense reductions                                                   .93%          .93%          .96% (A)
Expenses net of voluntary waivers, if any                                            .93%          .93%          .96% (A)
Expenses net of all reductions                                                       .91%          .90%          .92% (A)
Net investment income (loss)                                                         .10%          .08%          .23% (A)

SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                          $ 7,088       $ 2,705       $   810
Portfolio turnover rate                                                               64%           66%           84%

(A)  Annualized
(B)  Total returns for periods of less than one year are not annualized.
(C) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
(D) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(E)  Calculated based on average shares outstanding during the period.
(F) For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.
(G) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
(H)  Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.


                                       19                          ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

For the period ended December 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES.

Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Contrafund Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

FOREIGN CURRENCY. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

INVESTMENT TRANSACTIONS AND INCOME. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.


CONTRAFUND PORTFOLIO                   20

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

UNREALIZED APPRECIATION                                                                              $ 3,811,010,524
UNREALIZED DEPRECIATION                                                                                  (61,655,951)
                                                                                                     ---------------
NET UNREALIZED APPRECIATION (DEPRECIATION)                                                             3,749,354,573
UNDISTRIBUTED ORDINARY INCOME                                                                             35,699,521
CAPITAL LOSS CARRYFORWARD                                                                               (704,454,440)

COST FOR FEDERAL INCOME TAX PURPOSES                                                                 $ 9,426,485,756

The tax character of distributions paid was as follows:

                                                              DECEMBER 31, 2004                       DECEMBER 31, 2003

ORDINARY INCOME                                                    $ 33,283,266                            $ 35,507,037
                                                                   ============                            ============

TRADING (REDEMPTION) FEES. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. OPERATING POLICIES.

REPURCHASE AGREEMENTS. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,654,101,485 and $6,593,244,973, respectively.


                                       21                          ANNUAL REPORT

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

SERVICE CLASS                                                                                         $ 1,850,568
SERVICE CLASS 2                                                                                         3,019,587
SERVICE CLASS 2R                                                                                           11,308
                                                                                                      -----------
                                                                                                      $ 4,881,463
                                                                                                      ===========

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

INITIAL CLASS                                                                                          $ 5,400,493
SERVICE CLASS                                                                                            1,238,671
SERVICE CLASS 2                                                                                            835,940
SERVICE CLASS 2R                                                                                             3,096
                                                                                                       -----------
                                                                                                       $ 7,478,200
                                                                                                       ===========

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

CENTRAL FUNDS. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $13,680,343 for the period.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $329,726 for the period.

5. COMMITTED LINE OF CREDIT.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.


CONTRAFUND PORTFOLIO                   22

7. EXPENSE REDUCTIONS.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,417,980 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $53,408.

8. OTHER INFORMATION.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund and otherwise two unaffiliated shareholders were the owners of record of 32% of the total outstanding shares of the fund.


                                       23                          ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts


CONTRAFUND PORTFOLIO                   24

TRUSTEES AND OFFICERS


The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and
(d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (74)**

         Year of Election or Appointment: 1988
         Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far
         East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

         Year of Election or Appointment: 2001
         Senior Vice President of VIP Contrafund. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

         Year of Election or Appointment: 2003
         Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

         Year of Election or Appointment: 2003
         Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd.
         (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliations with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.


                                                                   ANNUAL REPORT

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (56)

         Year of Election or Appointment: 2005
         Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation
         (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

         Year of Election or Appointment: 1997
         Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

         Year of Election or Appointment: 2004
         Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).


Marie L. Knowles (58)

         Year of Election or Appointment: 2001
         Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

         Year of Election or Appointment: 2000
         Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation
         (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.


CONTRAFUND PORTFOLIO

Name, Age; Principal Occupation

Marvin L. Mann (71)

         Year of Election or Appointment: 1993
         Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

         Year of Election or Appointment: 1997
         Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

         Year of Election or Appointment: 2005
         Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

         Year of Election or Appointment: 2001
         Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

         Year of Election or Appointment: 2005
         Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).


Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

         Year of Election or Appointment: 2003
         Member of the Advisory Board of Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity(R) Magellan(R) Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.


                                                                   ANNUAL REPORT

Name, Age; Principal Occupation

John B. McDowell (46)

         Year of Election or Appointment: 2002
         Vice President of VIP Contrafund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

William Danoff (44)

         Year of Election or Appointment: 1995
         Vice President of VIP Contrafund. Mr. Danoff serves as Vice President of other funds advised by FMR. Mr. Danoff also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

         Year of Election or Appointment: 1998
         Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

         Year of Election or Appointment: 2003
         Assistant Secretary of VIP Contrafund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

         Year of Election or Appointment: 2004
         President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Contrafund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

         Year of Election or Appointment: 2002
         Chief Financial Officer of VIP Contrafund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

         Year of Election or Appointment: 2004
         Chief Compliance Officer of VIP Contrafund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments
         (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

         Year of Election or Appointment: 2003
         Deputy Treasurer of VIP Contrafund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

         Year of Election or Appointment: 2004
         Deputy Treasurer of VIP Contrafund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

         Year of Election or Appointment: 1995
         Assistant Treasurer of VIP Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.


CONTRAFUND PORTFOLIO

Name, Age; Principal Occupation

Peter L. Lydecker (50)

         Year of Election or Appointment: 2004
         Assistant Treasurer of VIP Contrafund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

         Year of Election or Appointment: 2002
         Assistant Treasurer of VIP Contrafund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

         Year of Election or Appointment: 2004
         Assistant Treasurer of VIP Contrafund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).


                                                                   ANNUAL REPORT

DISTRIBUTIONS

The Board of Trustees of Variable Insurance Products: Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

FUND                   PAY DATE   RECORD DATE    DIVIDEND   CAPITAL GAINS
Initial Class           2/11/05     2/11/05        $.08        $.01
Service Class           2/11/05     2/11/05        $.06        $.01
Service Class 2         2/11/05     2/11/05        $.04        $.01

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class     100%
Service Class     100%
Service Class 2   100%

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

CONTRAFUND PORTFOLIO

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.(A)

                                                        # OF              % OF
                                                        VOTES             VOTES
Affirmative                                      10,633,156,497.88        78.949
Against                                           2,079,333,933.24        15.439
Abstain                                             755,879,753.86         5.612
  TOTAL                                          13,468,370,184.98       100.000

PROPOSAL 2

To elect a Board of Trustees.(A)

                                                        # OF              % OF
                                                        VOTES             VOTES
J. MICHAEL COOK

Affirmative                                      12,653,134,619.02        93.947
Withheld                                            815,235,565.96         6.053
  TOTAL                                          13,468,370,184.98       100.000

RALPH F. COX

Affirmative                                      12,621,475,328.63        93.712
Withheld                                            846,894,856.35         6.288
  TOTAL                                          13,468,370,184.98       100.000

LAURA B. CRONIN

Affirmative                                      12,672,564,623.97        94.091
Withheld                                            795,805,561.01         5.909
  TOTAL                                          13,468,370,184.98       100.000

DENNIS J. DIRKS(B)

Affirmative                                      12,675,603,318.12        94.114
Withheld                                            792,766,866.86         5.886
  TOTAL                                          13,468,370,184.98       100.000

ROBERT M. GATES

Affirmative                                      12,659,421,698.29        93.994
Withheld                                            808,948,486.69         6.006
  TOTAL                                          13,468,370,184.98       100.000

GEORGE H. HEILMEIER

Affirmative                                      12,643,445,665.25        93.875
Withheld                                            824,924,519.73         6.125
  TOTAL                                          13,468,370,184.98       100.000

ABIGAIL P. JOHNSON

Affirmative                                      12,656,994,867.39        93.976
Withheld                                            811,375,317.59         6.024
  TOTAL                                          13,468,370,184.98       100.000

EDWARD C. JOHNSON 3D

Affirmative                                      12,611,555,734.60        93.638
Withheld                                            856,814,450.38         6.362
  TOTAL                                          13,468,370,184.98       100.000

DONALD J. KIRK

Affirmative                                      12,632,695,111.23        93.795
Withheld                                            835,675,073.75         6.205
  TOTAL                                          13,468,370,184.98       100.000

MARIE L. KNOWLES

Affirmative                                      12,674,914,386.54        94.109
Withheld                                            793,455,798.44         5.891
  TOTAL                                          13,468,370,184.98       100.000

NED C. LAUTENBACH

Affirmative                                      12,679,654,480.45        94.144
Withheld                                            788,715,704.53         5.856
  TOTAL                                          13,468,370,184.98       100.000

MARVIN L. MANN

Affirmative                                      12,631,864,234.33        93.789
Withheld                                            836,505,950.65         6.211
  TOTAL                                          13,468,370,184.98       100.000

WILLIAM O. MCCOY

Affirmative                                      12,627,373,668.93        93.756
Withheld                                            840,996,516.05         6.244
  TOTAL                                          13,468,370,184.98       100.000

ROBERT L. REYNOLDS

Affirmative                                      12,676,011,492.18        94.117
Withheld                                            792,358,692.80         5.883
  TOTAL                                          13,468,370,184.98       100.000

CORNELIA M. SMALL(B)

Affirmative                                      12,673,927,441.76        94.101
Withheld                                            794,442,743.22         5.899
  TOTAL                                          13,468,370,184.98       100.000

WILLIAM S. STAVROPOULOS

Affirmative                                      12,650,527,834.35        93.928
Withheld                                            817,842,350.63         6.072
  TOTAL                                          13,468,370,184.98       100.000

PROPOSAL 3

To amend the fund's fundamental investment limitation concerning lending.

                                                        # OF              % OF
                                                        VOTES             VOTES
Affirmative                                       5,886,227,662.54        79.495
Against                                             936,831,415.64        12.652
Abstain                                             581,452,493.19         7.853
  TOTAL                                           7,404,511,571.37       100.000

(A) Denotes trust-wide proposals and voting results.

(B) Effective January 1, 2005.


                                                                   ANNUAL REPORT

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
EQUITY-INCOME PORTFOLIO


                                                               (PYRAMID GRAPHIC)

ANNUAL REPORT
DECEMBER 31, 2004

(FIDELITY INVESTMENTS LOGO)

CONTENTS

PERFORMANCE                     3    How the fund has done over time.

MANAGEMENT'S DISCUSSION         4    The manager's review of fund performance,
                                     strategy and outlook.

SHAREHOLDER EXPENSE EXAMPLE     5    An example of shareholder expenses.

INVESTMENT SUMMARY              6    A summary of the fund's investments at
                                     period end.

INVESTMENTS                     7    A complete list of the fund's investments
                                     with their market values.

FINANCIAL STATEMENTS           13    Statements of assets and liabilities,
                                     operations, and changes in net assets, as
                                     well as financial highlights.

NOTES                          17    Notes to the financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM                21

TRUSTEES AND OFFICERS          22

DISTRIBUTIONS                  27

PROXY VOTING RESULTS           28

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED -  MAY LOSE VALUE -  NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

EQUITY-INCOME PORTFOLIO

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
PERFORMANCE: THE BOTTOM LINE

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 2004                     PAST 1   PAST 5   PAST 10
                                                     YEAR     YEARS     YEARS
Fidelity (R) VIP: Equity-Income - Initial Class     11.53%    4.46%    11.31%
Fidelity VIP: Equity-Income - Service Class (A)     11.38%    4.35%    11.23%
Fidelity VIP: Equity-Income - Service Class 2 (B)   11.23%    4.19%    11.15%

(A) The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

(B) The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 OVER 10 YEARS

Let's say hypothetically that $10,000 was invested in Fidelity (R) Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000(R) Value Index performed over the same period.

                           [FUND PERFORMANCE GRAPH]
                                                             Value at
                                                 -------------------------------
                                                  12/31/94             12/31/04
                                                 ----------           ----------
Fidelity VIP: Equity-Income - Initial Class       $10,000              $29,204
Russell 3000 Value                                $10,000              $36,558



                                       3                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Comments from Stephen Petersen, Portfolio Manager of Fidelity(R) Variable Insurance Products: Equity-Income Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000(R) Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500(SM) Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000(R) Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite(R) Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial Average(SM) gained 5.37% for the year.

For the 12-month period ending December 31, 2004, the fund underperformed the Lipper(SM) Variable Annuity Equity Income Objective Funds Average, which rose 13.51%, and the Russell 3000 Value Index. Mid- and small-cap stocks continued to outperform large-caps, which - along with out-of-favor stocks - are the fund's primary focus. As a result, it did not keep pace with the Russell index, which includes stocks of all market capitalizations. The fund's performance relative to the index also was hurt by its underweighting in financial stocks. Fund holdings Pfizer and Merck were hurt by competitive pressures from generic drug makers and company-specific issues: Merck was ordered to pull its arthritis drug, Vioxx, off the shelves, causing the stock price to plummet; Pfizer, which makes arthritis drug Celebrex, took a hit over concerns about the potential for similar problems with its own product. Conversely, energy holdings Exxon Mobil and Total SA did well as crude oil prices remained high, demand grew and excess supply evaporated.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

EQUITY-INCOME PORTFOLIO

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              EXPENSES PAID
                          BEGINNING          ENDING           DURING PERIOD*
                        ACCOUNT VALUE     ACCOUNT VALUE        JULY 1, 2004
                         JULY 1, 2004   DECEMBER 31, 2004  TO DECEMBER 31, 2004
INITIAL CLASS
Actual ..............  $   1,000.00       $   1,077.30           $   3.08
Hypothetical(A) .....  $   1,000.00       $   1,022.17           $   3.00

SERVICE CLASS
Actual ..............  $   1,000.00       $   1,077.10           $   3.60
Hypothetical(A) .....  $   1,000.00       $   1,021.67           $   3.51

SERVICE CLASS 2
Actual ..............  $   1,000.00       $   1,076.40           $   4.38
Hypothetical(A) .....  $   1,000.00       $   1,020.91           $   4.27

SERVICE CLASS 2R
Actual ..............  $   1,000.00       $   1,075.70           $   4.38
Hypothetical(A) .....  $   1,000.00       $   1,020.91           $   4.27

(A) 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        ANNUALIZED
                       EXPENSE RATIO
INITIAL CLASS .....        .59%
SERVICE CLASS .....        .69%
SERVICE CLASS 2 ...        .84%
SERVICE CLASS 2R ..        .84%

                                                                   ANNUAL REPORT
                                       5

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31, 2004

                                                   % OF FUND'S NET ASSETS
Bank of America Corp.                                         3.1
Exxon Mobil Corp.                                             3.1
Citigroup, Inc.                                               2.8
American International Group, Inc.                            2.6
J.P. Morgan Chase & Co.                                       2.3
                                                             ----
                                                             13.9
                                                             ----

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 2004

                                                     % OF FUND'S NET ASSETS
Financials                                                   30.2
Industrials                                                  12.1
Consumer Discretionary                                       11.1
Energy                                                       10.8
Health Care                                                   7.9

ASSET ALLOCATION AS OF DECEMBER 31, 2004

% OF FUND'S NET ASSETS*

- Stocks                                                99.1%
- Bonds                                                  0.7%
- Short-Term Investments and Net Other Assets            0.2%
* Foreign investments                                   11.9%

                                  (PIE CHART)

EQUITY-INCOME PORTFOLIO

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 2004

Showing Percentage of Net Assets

COMMON STOCKS - 98.0%

                                                         SHARES      VALUE (NOTE 1)
CONSUMER DISCRETIONARY - 10.5%
AUTO COMPONENTS - 0.1%
TRW Automotive Holdings Corp.                             611,370    $  12,655,359
                                                                     -------------
AUTOMOBILES - 0.4%
Toyota Motor Corp. ADR                                    475,900       38,961,933
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE - 1.2%
Caesars Entertainment, Inc. (a)                         1,927,700       38,823,878
McDonald's Corp.                                        2,561,300       82,115,278
Six Flags, Inc. (a)                                       642,256        3,448,915
Wendy's International, Inc.                               128,800        5,056,688
                                                                     -------------
                                                                       129,444,759
                                                                     -------------

HOUSEHOLD DURABLES - 1.2%
Koninklijke Philips Electronics NV (NY Shares)            601,900       15,950,350
LG Electronics, Inc.                                      237,410       14,700,524
Maytag Corp.                                            1,357,020       28,633,122
Newell Rubbermaid, Inc.                                 2,451,900       59,311,461
Sony Corp. sponsored ADR                                  128,500        5,006,360
The Stanley Works                                         128,500        6,295,215
                                                                     -------------
                                                                       129,897,032
                                                                     -------------

LEISURE EQUIPMENT & PRODUCTS - 0.0%
Eastman Kodak Co.                                         128,400        4,140,900
                                                                     -------------
MEDIA - 6.0%
Clear Channel Communications, Inc.                      2,716,100       90,962,189
Comcast Corp. Class A (a)                               2,852,091       94,917,588
Fox Entertainment Group, Inc.
  Class A (a)                                             577,900       18,065,154
Liberty Media Corp. Class A (a)                         3,912,376       42,957,888
Liberty Media International, Inc.
  Class A (a)                                             613,999       28,385,174
The Reader's Digest Association, Inc. (non-vtg.)        1,699,003       23,633,132
Time Warner, Inc. (a)                                   6,982,850      135,746,604
Viacom, Inc. Class B (non-vtg.)                         3,720,586      135,392,125
Vivendi Universal SA sponsored ADR (a)                    904,300       29,000,901
Walt Disney Co.                                         2,763,400       76,822,520
                                                                     -------------
                                                                       675,883,275
                                                                     -------------

MULTILINE RETAIL - 0.7%
Big Lots, Inc. (a)                                      2,275,956       27,607,349
Dollar Tree Stores, Inc. (a)                              790,100       22,660,068
Family Dollar Stores, Inc.                                706,500       22,063,995
Sears, Roebuck & Co.                                      214,100       10,925,523
                                                                     -------------
                                                                        83,256,935
                                                                     -------------

SPECIALTY RETAIL - 0.7%
Abercrombie & Fitch Co. Class A                           128,400        6,028,380
AnnTaylor Stores Corp. (a)                              1,113,050       23,963,967
Gap, Inc.                                               1,267,900       26,778,048
Toys 'R' Us, Inc. (a)                                   1,295,900       26,527,073
                                                                     -------------
                                                                        83,297,468
                                                                     -------------

TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Liz Claiborne, Inc.                                       632,940       26,716,397
                                                                     -------------
  TOTAL CONSUMER DISCRETIONARY                                       1,184,254,058
                                                                     -------------

CONSUMER STAPLES - 6.2%
BEVERAGES - 0.6%
Anheuser-Busch Companies, Inc.                          1,282,400       65,056,152
                                                                     -------------
FOOD & STAPLES RETAILING - 1.2%
Albertsons, Inc.                                          720,600       17,207,928
CVS Corp.                                               1,090,700       49,157,849
Wal-Mart Stores, Inc.                                   1,284,200       67,831,444
                                                                     -------------
                                                                       134,197,221
                                                                     -------------

FOOD PRODUCTS - 1.0%
General Mills, Inc.                                       278,600       13,849,206
H.J. Heinz Co.                                            281,120       10,960,869
Kellogg Co.                                               149,800        6,690,068
Kraft Foods, Inc. Class A                                 943,100       33,583,791
Unilever PLC sponsored ADR                              1,141,000       45,092,320
                                                                     -------------
                                                                       110,176,254
                                                                     -------------
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Co.                                   2,194,400      112,265,504
Kimberly-Clark Corp.                                    1,169,800       76,984,538
Procter & Gamble Co.                                      710,400       39,128,832
                                                                     -------------
                                                                       228,378,874
                                                                     -------------
PERSONAL PRODUCTS - 0.6%
Gillette Co.                                            1,605,120       71,877,274
                                                                     -------------
TOBACCO - 0.8%
Altria Group, Inc.                                      1,562,800       95,487,080
                                                                     -------------
  TOTAL CONSUMER STAPLES                                               705,172,855
                                                                     -------------

ENERGY - 10.8%
ENERGY EQUIPMENT & SERVICES - 2.4%
Baker Hughes, Inc.                                      1,373,800       58,620,046
BJ Services Co.                                           536,645       24,975,458
Halliburton Co.                                           708,200       27,789,768
Noble Corp. (a)                                           817,100       40,642,554
Schlumberger Ltd. (NY Shares)                           1,768,900      118,427,855
                                                                     -------------
                                                                       270,455,681
                                                                     -------------

OIL & GAS - 8.4%
Apache Corp.                                              647,780       32,758,235
BP PLC sponsored ADR                                    2,459,842      143,654,773
ChevronTexaco Corp.                                     2,480,842      130,269,013
Exxon Mobil Corp.                                       6,841,236      350,681,757
Royal Dutch Petroleum Co. (NY Shares)                     664,300       38,117,534
Total SA:
  Series B                                                341,300       74,976,784
  sponsored ADR                                         1,652,996      181,565,081
                                                                     -------------
                                                                       952,023,177
                                                                     -------------
  TOTAL ENERGY                                                       1,222,478,858
                                                                     -------------

See accompanying notes which are an integral part of the financial statements.

                                                                   ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                         SHARES          VALUE (NOTE 1)
FINANCIALS - 29.6%
CAPITAL MARKETS - 4.9%
Bank of New York Co., Inc.                                  3,107,200    $ 103,842,624
Charles Schwab Corp.                                        5,679,300       67,924,428
Credit Suisse Group sponsored ADR                             610,000       25,735,900
Janus Capital Group, Inc.                                   2,332,400       39,207,644
LaBranche & Co., Inc. (a)(c)                                  517,900        4,640,384
Mellon Financial Corp.                                      1,716,500       53,400,315
Merrill Lynch & Co., Inc.                                   1,610,300       96,247,631
Morgan Stanley                                              2,073,600      115,126,272
Nomura Holdings, Inc.                                       1,853,000       26,979,681
State Street Corp.                                            386,200       18,970,144
                                                                         -------------
                                                                           552,075,023
                                                                         -------------

COMMERCIAL BANKS - 7.3%
Bank of America Corp.                                       7,600,666      357,155,294
Comerica, Inc.                                                730,200       44,556,804
Lloyds TSB Group PLC                                        2,282,400       20,717,588
Royal Bank of Scotland Group PLC                              625,547       21,031,989
State Bank of India                                           463,175        7,573,045
Sumitomo Mitsui Financial Group, Inc.                           2,994       21,776,140
U.S. Bancorp, Delaware                                      1,909,838       59,816,126
Wachovia Corp.                                              2,934,075      154,332,345
Wells Fargo & Co.                                           2,176,800      135,288,120
                                                                         -------------
                                                                           822,247,451
                                                                         -------------

CONSUMER FINANCE - 1.3%
American Express Co.                                        1,542,996       86,978,685
MBNA Corp.                                                  1,456,400       41,055,916
MoneyGram International, Inc.                               1,014,600       21,448,644
                                                                         -------------
                                                                           149,483,245
                                                                         -------------

DIVERSIFIED FINANCIAL SERVICES - 5.5%
CIT Group, Inc.                                             1,049,200       48,074,344
Citigroup, Inc.                                             6,481,619      312,284,403
J.P. Morgan Chase & Co.                                     6,788,812      264,831,556
                                                                         -------------
                                                                           625,190,303
                                                                         -------------

INSURANCE - 7.7%
ACE Ltd.                                                    2,238,115       95,679,416
Allianz AG sponsored ADR                                    1,115,700       14,827,653
Allstate Corp.                                              2,059,400      106,512,168
American International Group, Inc.                          4,377,250      287,454,008
Assurant, Inc.                                                164,900        5,037,695
Conseco, Inc. (a)                                           1,262,800       25,192,860
Fondiaria-Sai Spa (c)                                         541,144       14,556,983
Genworth Financial, Inc. Class A                            1,087,200       29,354,400
Hartford Financial Services Group, Inc.                     1,104,500       76,552,895
Marsh & McLennan Companies, Inc.                              793,600       26,109,440
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)          123,914       15,204,241
Old Republic International Corp.                              530,996       13,434,199
St. Paul Travelers Companies, Inc.                          2,542,926       94,266,267
The Chubb Corp.                                               439,000       33,759,100
XL Capital Ltd. Class A                                       428,300       33,257,495
                                                                         -------------
                                                                           871,198,820
                                                                         -------------

REAL ESTATE - 0.1%
CarrAmerica Realty Corp.                                      193,740        6,393,420
                                                                         -------------
THRIFTS & MORTGAGE FINANCE - 2.8%
Fannie Mae                                                  2,818,100      200,676,901
Freddie Mac                                                   717,900       52,909,230
Housing Development Finance Corp. Ltd.                      1,133,500       20,155,333
MGIC Investment Corp.                                         195,900       13,499,469
Sovereign Bancorp, Inc.                                     1,371,550       30,928,453
                                                                         -------------
                                                                           318,169,386
                                                                         -------------

  TOTAL FINANCIALS                                                       3,344,757,648
                                                                         -------------

HEALTH CARE - 7.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Baxter International, Inc.                                  3,124,600      107,923,684
Thermo Electron Corp. (a)                                     667,000       20,136,730
                                                                         -------------
                                                                           128,060,414
                                                                         -------------

HEALTH CARE PROVIDERS & SERVICES - 1.3%
Cardinal Health, Inc.                                         706,100       41,059,715
HCA, Inc.                                                     333,500       13,326,660
McKesson Corp.                                              1,307,500       41,133,950
Tenet Healthcare Corp. (a)                                  2,188,900       24,034,122
UnitedHealth Group, Inc.                                      334,200       29,419,626
                                                                         -------------
                                                                           148,974,073
                                                                         -------------

PHARMACEUTICALS - 5.2%
Abbott Laboratories                                           857,000       39,979,050
Bristol-Myers Squibb Co.                                    2,517,500       64,498,350
GlaxoSmithKline PLC sponsored ADR                             430,600       20,406,134
Johnson & Johnson                                           2,077,200      131,736,024
Merck & Co., Inc.                                           2,683,400       86,244,476
Pfizer, Inc.                                                3,579,000       96,239,310
Schering-Plough Corp.                                       3,703,130       77,321,354
Wyeth                                                       1,713,500       72,977,965
                                                                         -------------
                                                                           589,402,663
                                                                         -------------

  TOTAL HEALTH CARE                                                        866,437,150
                                                                         -------------

INDUSTRIALS - 12.0%
AEROSPACE & DEFENSE - 3.4%
Bombardier, Inc. Class B (sub. vtg.)                        2,376,500        4,713,392
EADS NV                                                     1,540,015       44,686,006
Honeywell International, Inc.                               2,956,625      104,694,091
Lockheed Martin Corp.                                       1,439,400       79,958,670

See accompanying notes which are an integral part of the financial statements.

EQUITY-INCOME PORTFOLIO

                                                     SHARES        VALUE (NOTE 1)
INDUSTRIALS - CONTINUED
AEROSPACE & DEFENSE - CONTINUED
Northrop Grumman Corp.                                   903,000    $  49,087,080
Raytheon Co.                                             288,678       11,209,367
The Boeing Co.                                           865,000       44,781,050
United Technologies Corp.                                379,520       39,223,392
                                                                    -------------
                                                                      378,353,048
                                                                    -------------

AIR FREIGHT & LOGISTICS - 0.1%
Ryder System, Inc.                                       123,200        5,885,264
                                                                    -------------

AIRLINES - 0.2%
Southwest Airlines Co.                                 1,586,900       25,834,732
                                                                    -------------

COMMERCIAL SERVICES & SUPPLIES - 0.3%
Waste Management, Inc.                                 1,286,100       38,505,834
                                                                    -------------

CONSTRUCTION & ENGINEERING - 0.2%
Fluor Corp.                                              368,900       20,108,739
                                                                    -------------

ELECTRICAL EQUIPMENT - 0.3%
Emerson Electric Co.                                     550,200       38,569,020
                                                                    -------------

INDUSTRIAL CONGLOMERATES - 3.8%
3M Co.                                                   342,400       28,100,768
General Electric Co.                                   4,291,540      156,641,210
Hutchison Whampoa Ltd.                                 2,304,000       21,564,430
Siemens AG sponsored ADR                                 248,700       21,057,429
Textron, Inc.                                            717,500       52,951,500
Tyco International Ltd.                                4,166,646      148,915,928
                                                                    -------------
                                                                      429,231,265
                                                                    -------------

MACHINERY - 2.7%
Caterpillar, Inc.                                        510,300       49,759,353
Deere & Co.                                              193,250       14,377,800
Dover Corp.                                              850,600       35,674,164
Eaton Corp.                                              212,900       15,405,444
Illinois Tool Works, Inc.                                176,200       16,330,216
Ingersoll-Rand Co. Ltd. Class A                        1,043,044       83,756,433
Navistar International Corp. (a)                         508,495       22,363,610
SPX Corp.                                              1,550,600       62,117,036
                                                                    -------------
                                                                      299,784,056
                                                                    -------------

ROAD & RAIL - 1.0%
Burlington Northern Santa Fe Corp.                     1,236,500       58,498,815
Union Pacific Corp.                                      807,900       54,331,275
                                                                    -------------
                                                                      112,830,090
                                                                    -------------

  TOTAL INDUSTRIALS                                                 1,349,102,048
                                                                    -------------

INFORMATION TECHNOLOGY - 6.9%
COMMUNICATIONS EQUIPMENT - 0.9%
Lucent Technologies, Inc. (a)                          4,816,600       18,110,416
Lucent Technologies, Inc. warrants 12/10/07 (a)            8,328           13,158
Motorola, Inc.                                         3,578,112       61,543,526
Nokia Corp. sponsored ADR                              1,182,000       18,521,940
                                                                    -------------
                                                                       98,189,040
                                                                    -------------

COMPUTERS & PERIPHERALS - 1.8%
Hewlett-Packard Co.                                    3,850,311       80,741,022
International Business Machines Corp.                    868,400       85,606,872
Storage Technology Corp. (a)                             710,110       22,446,577
Sun Microsystems, Inc. (a)                             3,998,675       21,512,872
                                                                    -------------
                                                                      210,307,343
                                                                    -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
Agilent Technologies, Inc. (a)                           429,600       10,353,360
Arrow Electronics, Inc. (a)                              830,900       20,190,870
Avnet, Inc. (a)                                        1,584,330       28,898,179
Solectron Corp. (a)                                    5,530,200       29,475,966
                                                                    -------------
                                                                       88,918,375
                                                                    -------------

IT SERVICES - 0.1%
Ceridian Corp. (a)                                       780,800       14,273,024
                                                                    -------------

OFFICE ELECTRONICS - 0.3%
Xerox Corp. (a)                                        1,881,900       32,011,119
                                                                    -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
Analog Devices, Inc.                                   1,113,300       41,103,036
Applied Materials, Inc. (a)                            1,369,900       23,425,290
Freescale Semiconductor, Inc. Class B                  1,468,877       26,968,582
Intel Corp.                                            3,219,100       75,294,749
Micron Technology, Inc. (a)                            1,866,200       23,047,570
National Semiconductor Corp.                             235,200        4,221,840
Rohm Co. Ltd.                                            148,300       15,346,871
Samsung Electronics Co. Ltd.                              55,670       24,226,562
Teradyne, Inc. (a)                                       107,400        1,833,318
                                                                    -------------
                                                                      235,467,818
                                                                    -------------

SOFTWARE - 0.9%
Computer Associates International, Inc.                    1,381           42,894
Microsoft Corp.                                        3,735,200       99,767,192
                                                                    -------------
                                                                       99,810,086
                                                                    -------------

  TOTAL INFORMATION TECHNOLOGY                                        778,976,805
                                                                    -------------

MATERIALS - 6.2%
CHEMICALS - 2.6%
Air Products & Chemicals, Inc.                            64,300        3,727,471
Arch Chemicals, Inc.                                     392,800       11,304,784
Dow Chemical Co.                                       2,015,700       99,797,307
Eastman Chemical Co.                                     476,800       27,525,664
Great Lakes Chemical Corp.                               650,500       18,532,745
Lubrizol Corp.                                           214,800        7,917,528
Lyondell Chemical Co.                                  2,272,593       65,723,375
Nalco Holding Co.                                         95,700        1,868,064
Olin Corp.                                               682,700       15,033,054
PolyOne Corp. (a)                                      1,239,100       11,226,246
Praxair, Inc.                                            621,624       27,444,700
                                                                    -------------
                                                                      290,100,938
                                                                    -------------

See accompanying notes which are an integral part of the financial statements.

                                                                   ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                       SHARES       VALUE (NOTE 1)
MATERIALS - CONTINUED
CONTAINERS & PACKAGING - 0.5%
Amcor Ltd.                                              963,600    $    5,541,317
Smurfit-Stone Container Corp. (a)                     2,515,872        46,996,489
                                                                   --------------
                                                                       52,537,806
                                                                   --------------

METALS & MINING - 1.8%
Alcan, Inc.                                             955,100        46,799,900
Alcoa, Inc.                                           2,616,216        82,201,507
Freeport-McMoRan Copper & Gold, Inc. Class B            820,704        31,375,514
Phelps Dodge Corp.                                      437,600        43,287,392
                                                                   --------------
                                                                      203,664,313
                                                                   --------------

PAPER & FOREST PRODUCTS - 1.3%
Bowater, Inc. (c)                                       391,300        17,205,461
Georgia-Pacific Corp.                                 1,353,201        50,717,973
International Paper Co.                                 999,700        41,987,400
Weyerhaeuser Co.                                        610,400        41,031,088
                                                                   --------------
                                                                      150,941,922
                                                                   --------------

  TOTAL MATERIALS                                                     697,244,979
                                                                   --------------

TELECOMMUNICATION SERVICES - 5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.9%
BellSouth Corp.                                       5,303,299       147,378,679
Qwest Communications International, Inc. (a)          3,728,500        16,554,540
SBC Communications, Inc.                              7,035,993       181,317,540
Sprint Corp.                                          1,161,600        28,865,760
Verizon Communications, Inc.                          4,370,102       177,032,832
                                                                   --------------
                                                                      551,149,351
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Crown Castle International Corp. (a)                    910,400        15,149,056
KDDI Corp.                                                3,028        16,318,032
Vodafone Group PLC sponsored ADR                        556,500        15,236,970
                                                                   --------------
                                                                       46,704,058
                                                                   --------------

  TOTAL TELECOMMUNICATION SERVICES                                    597,853,409
                                                                   --------------

UTILITIES - 2.8%
ELECTRIC UTILITIES - 1.5%
Entergy Corp.                                           765,900        51,767,181
FirstEnergy Corp.                                       428,200        16,918,182
PG&E Corp. (a)                                          403,800        13,438,464
TXU Corp.                                               654,820        42,275,179
Wisconsin Energy Corp.                                1,414,600        47,686,166
                                                                   --------------
                                                                      172,085,172
                                                                   --------------

GAS UTILITIES - 0.0%
AGL Resources, Inc.                                     109,500         3,639,780
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER - 1.3%
Dominion Resources, Inc.                              1,305,300        88,421,022
NorthWestern Energy Corp. (a)                            85,500         2,394,000
Public Service Enterprise Group, Inc.                 1,026,100        53,121,197
                                                                   --------------
                                                                      143,936,219
                                                                   --------------

  TOTAL UTILITIES                                                     319,661,171
                                                                   --------------

TOTAL COMMON STOCKS
  (Cost $8,380,344,823)                                            11,065,938,981
                                                                   --------------

CONVERTIBLE PREFERRED STOCKS - 1.1%

CONSUMER DISCRETIONARY - 0.2%
AUTOMOBILES - 0.1%
General Motors Corp.:
  Series B, 5.25%                                       412,200         9,472,356
  Series C, 6.25%                                       253,100         6,671,716
                                                                   --------------
                                                                       16,144,072
                                                                   --------------

HOTELS, RESTAURANTS & LEISURE - 0.1%
Six Flags, Inc. 7.25% PIERS                             388,400         8,603,060
                                                                   --------------
  TOTAL CONSUMER DISCRETIONARY                                         24,747,132
                                                                   --------------

FINANCIALS - 0.5%
CAPITAL MARKETS - 0.1%
State Street Corp. 6.75%                                 24,900         5,556,186
                                                                   --------------
CONSUMER FINANCE - 0.2%
Ford Motor Co. Capital Trust II 6.50%                   461,500        24,392,583
                                                                   --------------
INSURANCE - 0.2%
Conseco, Inc. Series B, 5.50%                           143,400         3,782,892
The Chubb Corp.:
  7.00%                                                 167,700         4,937,591
  Series B, 7.00%                                       120,100         3,603,000
Travelers Property Casualty Corp.
  4.50%                                                 240,200         5,483,045
XL Capital Ltd. 6.50%                                   401,800        10,127,369
                                                                   --------------
                                                                       27,933,897
                                                                   --------------
  TOTAL FINANCIALS                                                     57,882,666
                                                                   --------------

HEALTH CARE - 0.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Baxter International, Inc. 7.00%                        156,900         8,811,504
                                                                   --------------
PHARMACEUTICALS - 0.1%
Schering-Plough Corp. 6.00%                             187,400        10,482,781
                                                                   --------------
  TOTAL HEALTH CARE                                                    19,294,285
                                                                   --------------

INFORMATION TECHNOLOGY - 0.2%
OFFICE ELECTRONICS - 0.2%
Xerox Corp. Series C, 6.25%                             145,650        21,476,675
                                                                   --------------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $116,492,275)                                                 123,400,758
                                                                   --------------


See accompanying notes which are an integral part of the financial statements.

EQUITY-INCOME PORTFOLIO

                                                       PRINCIPAL         VALUE
                                                         AMOUNT         (NOTE 1)
CORPORATE BONDS - 0.7%

CONVERTIBLE BONDS - 0.6%

CONSUMER DISCRETIONARY - 0.4%
HOTELS, RESTAURANTS & LEISURE - 0.1%
Royal Caribbean Cruises Ltd. liquid
  yield option note 0% 2/2/21                         $11,239,000      $ 7,192,960
Six Flags, Inc. 4.5% 5/15/15                            3,640,000        4,095,000
                                                                       -----------
                                                                        11,287,960
                                                                       -----------

MEDIA - 0.2%
Liberty Media Corp.3.5% 1/15/31 (d)                    11,400,000       10,773,000
News America, Inc. liquid yield
  option note 0% 2/28/21 (d)                           22,670,000       13,295,955
                                                                       -----------
                                                                        24,068,955
                                                                       -----------

SPECIALTY RETAIL - 0.1%
Gap, Inc. 5.75% 3/15/09                                 8,590,000       11,417,828
                                                                       -----------

  TOTAL CONSUMER DISCRETIONARY                                          46,774,743
                                                                       -----------

FINANCIALS - 0.1%
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (d)               2,760,000        2,821,879
                                                                       -----------

INSURANCE - 0.1%
Loews Corp. 3.125% 9/15/07                              5,340,000        5,246,550
                                                                       -----------

  TOTAL FINANCIALS                                                       8,068,429
                                                                       -----------

INDUSTRIALS - 0.1%
INDUSTRIAL CONGLOMERATES - 0.1%
Tyco International Group SA yankee 3.125% 1/15/23       5,220,000        8,781,084
                                                                       -----------

INFORMATION TECHNOLOGY - 0.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Celestica, Inc. liquid yield option note 0% 8/1/20        620,000          344,100
                                                                       -----------

TELECOMMUNICATION SERVICES - 0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Level 3 Communications, Inc. 5.25% 12/15/11 (d)         6,420,000        6,474,570
                                                                       -----------

TOTAL CONVERTIBLE BONDS                                                 70,442,926
                                                                       -----------

NONCONVERTIBLE BONDS - 0.1%

CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
XM Satellite Radio, Inc. 12% 6/15/10                       60,000           70,800
                                                                       -----------

MATERIALS - 0.1%
CHEMICALS - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit                       15,700,000       13,366,980
                                                                       -----------

TOTAL NONCONVERTIBLE BONDS                                              13,437,780
                                                                       -----------

TOTAL CORPORATE BONDS
  (Cost $83,532,173)                                                    83,880,706
                                                                       -----------

MONEY MARKET FUNDS - 0.3%


                                                 SHARES
Fidelity Cash Central Fund, 2.24% (b)          12,522,005           12,522,005

Fidelity Securities Lending
  Cash Central Fund, 2.23% (b)(e)              16,586,000           16,586,000
                                                              ----------------

TOTAL MONEY MARKET FUNDS
  (Cost $29,108,005)                                                29,108,005
                                                              ----------------

TOTAL INVESTMENT
  PORTFOLIO - 100.1%
  (Cost $8,609,477,276)                                         11,302,328,450

NET OTHER ASSETS - (0.1)%                                          (15,105,563)
                                                              ----------------

NET ASSETS - 100%                                             $ 11,287,222,887
                                                              ================

SECURITY TYPE ABBREVIATIONS
  PIERS - Preferred Income Equity Redeemable Securities

LEGEND

(a)  Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)  Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

                                                                   ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
INVESTMENTS - CONTINUED

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $33,365,404 or 0.3% of net assets.

(e) Includes investment made with cash collateral received from securities on loan.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America                 88.1%
France                                    2.6%
United Kingdom                            2.4%
Japan                                     1.2%
Netherlands Antilles                      1.1%
Others (individually less than 1%)        4.6%
                                        ------
                                        100.0%
                                        ======

INCOME TAX INFORMATION

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $346,587,000 or, if different, the net capital gain of such year, and for dividends with respect to the taxable year ended December 31, 2003, $38,802,000 or, if different, the excess of (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

EQUITY-INCOME PORTFOLIO

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                DECEMBER 31, 2004
ASSETS
Investment in securities, at value
  (including securities loaned of
  $15,755,088) (cost
  $8,609,477,276) - See
  accompanying schedule                                          $11,302,328,450
Receivable for fund shares sold                                        3,091,666
Dividends receivable                                                  15,480,610
Interest receivable                                                      827,433
Prepaid expenses                                                          40,772
Other affiliated receivables                                              47,175
Other receivables                                                        339,933
                                                                 ---------------
  TOTAL ASSETS                                                    11,322,156,039

LIABILITIES
Payable for investments purchased             $       470,842
Payable for fund shares redeemed                   10,653,620
Accrued management fee                              4,398,026
Distribution fees payable                             385,209
Other affiliated payables                             953,526
Other payables and accrued expenses                 1,485,929
Collateral on securities loaned, at value          16,586,000
                                              ---------------
  TOTAL LIABILITIES                                                   34,933,152
                                                                 ---------------

NET ASSETS                                                       $11,287,222,887
                                                                 ===============
Net Assets consist of:
Paid in capital                                                  $ 8,042,639,374
Undistributed net investment income                                  170,688,068
Accumulated undistributed net
  realized gain (loss) on investments
  and foreign currency transactions                                  381,040,713
Net unrealized appreciation
  (depreciation) on investments and
  assets and liabilities in foreign
  currencies                                                       2,692,854,732
                                                                 ---------------
NET ASSETS                                                       $11,287,222,887
                                                                 ===============
  INITIAL CLASS:

  NET ASSET VALUE, offering price
    and redemption price per
    share ($8,689,828,908 / 342,542,001 shares)                  $         25.37
                                                                 ===============

  SERVICE CLASS:
  NET ASSET VALUE, offering price
    and redemption price per
    share ($1,170,777,702 / 46,313,238 shares)                   $         25.28
                                                                 ===============

  SERVICE CLASS 2:
  NET ASSET VALUE, offering price
    and redemption price per
    share ($1,420,999,293 / 56,645,362 shares)                   $         25.09
                                                                 ===============

  SERVICE CLASS 2R:
  NET ASSET VALUE, offering price
    and redemption price per
    share ($5,616,984 /
    224,552 shares)                                              $         25.01
                                                                 ===============

STATEMENT OF OPERATIONS

                                                                                                  YEAR ENDED DECEMBER 31, 2004
INVESTMENT INCOME
Dividends                                                                                              $   236,033,278
Interest                                                                                                     4,492,568
Security lending                                                                                               990,003
                                                                                                       ---------------
  TOTAL INCOME                                                                                             241,515,849

EXPENSES
Management fee                                                             $    50,339,584
Transfer agent fees                                                              7,040,948
Distribution fees                                                                3,960,547
Accounting and security lending fees                                             1,403,577
Non-interested trustees' compensation                                               58,219
Appreciation in deferred trustee
  compensation account                                                              26,259
Custodian fees and expenses                                                        286,747
Registration fees                                                                    8,658
Audit                                                                              103,482
Legal                                                                               28,314
Interest                                                                             9,745
Miscellaneous                                                                    1,847,706
                                                                           ---------------
  Total expenses before reductions                                              65,113,786
  Expense reductions                                                              (874,557)                 64,239,229
                                                                           ---------------             ---------------

NET INVESTMENT INCOME (LOSS)                                                                               177,276,620
                                                                                                       ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investment securities                                                        393,977,845
  Foreign currency transactions                                                     10,545
                                                                           ---------------
Total net realized gain (loss)                                                                             393,988,390
Change in net unrealized
  appreciation (depreciation) on:
  Investment securities (net of
    decrease in deferred foreign
    taxes of $1,499,172)                                                       595,198,380
  Assets and liabilities in foreign
    currencies                                                                     (21,670)
                                                                           ---------------
Total change in net unrealized
  appreciation (depreciation)                                                                              595,176,710
                                                                                                       ---------------
NET GAIN (LOSS)                                                                                            989,165,100
                                                                                                       ---------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS                                                                     $ 1,166,441,720
                                                                                                       ===============

See accompanying notes which are an integral part of the financial statements.

                                                                   ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED                  YEAR ENDED
                                                                                        DECEMBER 31,                DECEMBER 31,
                                                                                           2004                         2003

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                                                       $    177,276,620             $    156,056,293
  Net realized gain (loss)                                                                393,988,390                  162,136,844
  Change in net unrealized appreciation (depreciation)                                    595,176,710                2,060,660,428
                                                                                     ----------------             ----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       1,166,441,720                2,378,853,565
                                                                                     ----------------             ----------------
Distributions to shareholders from net investment income                                 (160,632,605)                (152,426,442)
Distributions to shareholders from net realized gain                                      (38,902,738)                          --
                                                                                     ----------------             ----------------
  TOTAL DISTRIBUTIONS                                                                    (199,535,343)                (152,426,442)
                                                                                     ----------------             ----------------
Share transactions - net increase (decrease)                                              (72,700,137)                  95,024,961
                                                                                     ----------------             ----------------
Redemption fees                                                                                    27                        6,803
                                                                                     ----------------             ----------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 894,206,267                2,321,458,887
NET ASSETS
  Beginning of period                                                                  10,393,016,620                8,071,557,733
                                                                                     ----------------             ----------------
  End of period (including undistributed net investment income of
    $170,688,068 and undistributed net investment income
    of $153,745,641, respectively)                                                   $ 11,287,222,887             $ 10,393,016,620
                                                                                     ================             ================

OTHER INFORMATION:

SHARE TRANSACTIONS                                        YEAR ENDED DECEMBER 31, 2004
                               INITIAL CLASS          SERVICE CLASS         SERVICE CLASS 2        SERVICE CLASS 2R
Shares
  Sold                             19,642,612              4,254,175             21,126,824                207,129
  Reinvested                        6,898,356                858,454                759,147                  2,031
  Redeemed                        (46,454,587)            (5,170,065)            (5,169,545)               (67,130)
                              ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)         (19,913,619)               (57,436)            16,716,426                142,030
                              ===============        ===============        ===============        ===============

Dollars
  Sold                        $   460,321,782        $    99,280,265        $   490,310,488        $     4,777,338
  Reinvested                      161,766,458             20,079,238             17,642,584                 47,063
  Redeemed                     (1,086,286,467)          (119,952,965)          (119,145,127)            (1,540,794)
                              ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)     $  (464,198,227)       $      (593,462)       $   388,807,945        $     3,283,607
                              ===============        ===============        ===============        ===============

SHARE TRANSACTIONS                                        YEAR ENDED DECEMBER 31, 2003
                                 INITIAL CLASS          SERVICE CLASS         SERVICE CLASS 2       SERVICE CLASS 2R
Shares
  Sold                               32,080,268             11,240,469             21,169,436                138,968
  Reinvested                          7,869,268                847,723                452,997                  1,082
  Redeemed                          (57,207,152)            (8,346,250)            (4,117,145)               (83,694)
                                ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)           (17,257,616)             3,741,942             17,505,288                 56,356
                                ===============        ===============        ===============        ===============

Dollars
  Sold                          $   628,858,276        $   219,068,172        $   416,030,936        $     2,784,343
  Reinvested                        130,865,933             14,063,717              7,478,977                 17,815
  Redeemed                       (1,083,344,265)          (159,436,339)           (79,803,985)            (1,558,619)
                                ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)       $  (323,620,056)       $    73,695,550        $   343,705,928        $     1,243,539
                                ===============        ===============        ===============        ===============

DISTRIBUTIONS                                        YEAR ENDED DECEMBER 31, 2004
                                INITIAL CLASS      SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2R
From net investment income       $130,573,823       $ 16,025,683       $ 13,995,319       $     37,780
From net realized gain             31,192,635          4,053,555          3,647,265              9,283
                                 ------------       ------------       ------------       ------------
Total                            $161,766,458       $ 20,079,238       $ 17,642,584       $     47,063
                                 ============       ============       ============       ============

                                                     YEAR ENDED DECEMBER 31, 2003
                                INITIAL CLASS      SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2R
From net investment income       $130,865,933       $ 14,063,717       $  7,478,977       $     17,815
From net realized gain                     --                 --                 --                 --
                                 ------------       ------------       ------------       ------------
Total                            $130,865,933       $ 14,063,717       $  7,478,977       $     17,815
                                 ============       ============       ============       ============

See accompanying notes which are an integral part of the financial statements.

EQUITY-INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED DECEMBER 31,                  2004                 2003                 2002                 2001             2000
SELECTED PER-SHARE DATA
Net asset value, beginning
  of period                            $    23.18           $    18.16           $    22.75           $    25.52       $    25.71
                                       ----------           ----------           ----------           ----------       ----------
Income from Investment Operations
  Net investment income
    (loss) (C)                                .40                  .36                  .34                  .34              .40
  Net realized and unrealized
    gain (loss)                              2.24                 5.01                (4.08)               (1.51)            1.46
                                       ----------           ----------           ----------           ----------       ----------
Total from investment operations             2.64                 5.37                (3.74)               (1.17)            1.86
                                       ----------           ----------           ----------           ----------       ----------
Distributions from net investment
   income                                    (.36)                (.35)                (.36)                (.42)            (.44)
Distributions from net
   realized gain                             (.09)                  --                 (.49)               (1.18)           (1.61)
                                       ----------           ----------           ----------           ----------       ----------
  Total distributions                        (.45)                (.35)                (.85)               (1.60)           (2.05)
                                       ----------           ----------           ----------           ----------       ----------
Redemption fees added to paid
  in capital                                   -- (C),(E)           -- (C),(E)           -- (C),(E)           --               --
                                       ----------           ----------           ----------           ----------       ----------
Net asset value, end of period         $    25.37           $    23.18           $    18.16           $    22.75       $    25.52
                                       ==========           ==========           ==========           ==========       ==========
TOTAL RETURN (A), (B)                       11.53%               30.33%              (16.95)%              (4.96)%           8.42%
RATIOS TO AVERAGE NET ASSETS (D)
  Expenses before expense reductions          .58%                 .57%                 .57%                 .58%             .56%
  Expenses net of voluntary waivers,
    if any                                    .58%                 .57%                 .57%                 .58%             .56%
  Expenses net of all reductions              .57%                 .56%                 .56%                 .57%             .55%
  Net investment income (loss)               1.71%                1.83%                1.70%                1.47%            1.68%
SUPPLEMENTAL DATA
  Net assets, end of period
    (000 omitted)                       $8,689,829           $8,402,963           $6,895,940          $9,256,205       $9,969,086
  Portfolio turnover rate                      22%                  26%                  25%                  24%              22%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)    Calculated based on average shares outstanding during the period.

(D) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(E)    Amount represents less than $.01 per share.

FINANCIAL HIGHLIGHTS - SERVICE CLASS

YEARS ENDED DECEMBER 31,                    2004                   2003                 2002                 2001           2000
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                          $       23.11          $       18.10          $     22.67          $     25.45    $     25.66
                                       -------------         -------------          -----------          -----------    -----------
Income from Investment Operations
  Net investment income (loss) (C)               .38                   .34                  .32                  .31            .37
  Net realized and unrealized
   gain (loss)                                  2.22                  5.00                (4.06)               (1.51)          1.46
                                       -------------         -------------          -----------          -----------    -----------
Total from investment operations                2.60                  5.34                (3.74)               (1.20)          1.83
                                       -------------         -------------          -----------          -----------    -----------
Distributions from net investment
   income                                       (.34)                 (.33)                (.34)                (.40)          (.43)
Distributions from net
   realized gain                                (.09)                   --                 (.49)               (1.18)         (1.61)
                                       -------------          -------------         -----------          -----------    -----------
  Total distributions                           (.43)              (.33)                   (.83)               (1.58)         (2.04)
                                       -------------          -------------         -----------          -----------    -----------
Redemption fees added to paid
   in capital                                     -- (C),(E)             -- (C),(E)          -- (C),(E)           --             --
                                       -------------          -------------         -----------          -----------    -----------
Net asset value, end of period         $       25.28          $       23.11         $     18.10          $     22.67    $     25.45
                                       =============          =============         ===========          ===========    ===========
TOTAL RETURN (A), (B)                          11.38%                 30.22%             (17.00)%              (5.09)%         8.30%
RATIOS TO AVERAGE NET ASSETS (D)
  Expenses before expense reductions             .68%                   .67%                .67%                 .68%           .66%
  Expenses net of voluntary waivers,
    if any                                       .68%                   .67%                .67%                 .68%           .66%
  Expenses net of all reductions                 .67%                   .66%                .66%                 .67%           .65%
  Net investment income (loss)                  1.61%                  1.73%               1.60%                1.37%          1.58%
SUPPLEMENTAL DATA
  Net assets, end of period
    (000 omitted)                      $   1,170,778          $   1,071,483         $   771,516          $   836,017    $   634,897
  Portfolio turnover rate                         22%                    26%                 25%              24%                22%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)    Calculated based on average shares outstanding during the period.

(D) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(E)    Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

                                                                   ANNUAL REPORT

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2

YEARS ENDED DECEMBER 31,                  2004                  2003                 2002                 2001           2000 (F)
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                         $       22.96          $     18.00          $     22.59          $     25.41      $    25.18
                                     -------------          -----------          -----------          -----------      ----------
Income from Investment Operations
  Net investment income
   (loss) (E)                                  .34                  .31                  .28                  .27             .32
  Net realized and unrealized
   gain (loss)                                2.21                 4.97                (4.04)               (1.50)           1.95
                                     -------------          -----------          -----------          -----------      ----------
Total from investment operations              2.55                 5.28                (3.76)               (1.23)           2.27
                                     -------------          -----------          -----------          -----------      ----------
Distributions from net investment
   income                                     (.33)                (.32)                (.34)                (.41)           (.43)
Distributions from net
  realized gain                               (.09)                  --                 (.49)               (1.18)          (1.61)
                                     -------------          -----------          -----------          -----------      ----------
  Total distributions                         (.42)                (.32)                (.83)               (1.59)          (2.04)
                                     -------------          -----------          -----------          -----------      ----------
Redemption fees added to paid
   in capital                                   -- (E),(H)           -- (E),(H)           -- (E),(H)           --              --
                                     -------------          -----------          -----------          -----------      ----------
Net asset value, end
   of period                         $       25.09          $     22.96          $     18.00          $     22.59      $    25.41
                                     =============          ===========          ===========          ===========      ==========
TOTAL RETURN (B), (C), (D)                   11.23%               30.03%              (17.15)%              (5.23)%         10.19%
RATIOS TO AVERAGE NET ASSETS (G)
  Expenses before expense
    reductions                                 .83%                 .82%                 .83%                 .84%         .83% A
  Expenses net of voluntary
    waivers, if any                            .83%                 .82%                 .83%                 .84%         .83% A
  Expenses net of all
    reductions                                 .82%                 .81%                 .82%                 .83%         .82% A
  Net investment income
    (loss)                                    1.46%                1.58%                1.44%                1.21%        1.41% A
SUPPLEMENTAL DATA
  Net assets, end of period
    (000 omitted)                    $   1,420,999          $   916,679          $   403,632          $   226,078      $   39,911
  Portfolio turnover rate                       22%                  26%                  25%                  24%             22%

(A)    Annualized

(B)    Total returns for periods of less than one year are not annualized.

(C) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(D) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(E)    Calculated based on average shares outstanding during the period.

(F) For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

(G) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)    Amount represents less than $.01 per share.

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2R

YEARS ENDED DECEMBER 31,                           2004          2003        2002 (F)
SELECTED PER-SHARE DATA
Net asset value, beginning of period            $   22.91     $   17.99     $ 21.82
                                                ---------     ---------     -------
Income from Investment Operations
  Net investment income (loss) (E)                    .34           .31         .18
  Net realized and unrealized gain (loss)            2.20          4.96       (4.01)
                                                ---------     ---------     -------
Total from investment operations                     2.54          5.27       (3.83)
                                                ---------     ---------     -------
Distributions from net investment income             (.35)         (.35)         --
Distributions from net realized gain                 (.09)           --          --
                                                ---------     ---------     -------
  Total distributions                                (.44)         (.35)         --
                                                ---------     ---------     -------
Redemption fees added to paid in
   capital (E),(H)                                     --            --          --
                                                ---------     ---------     -------
Net asset value, end of period                  $   25.01     $   22.91     $ 17.99
                                                =========     =========     =======
TOTAL RETURN (B),(C),(D)                            11.22%        30.05%     (17.55)%
RATIOS TO AVERAGE NET ASSETS (G)
  Expenses before expense reductions                  .83%          .82%     .85% (A)
  Expenses net of voluntary waivers, if any           .83%          .82%     .85% (A)
  Expenses net of all reductions                      .82%          .81%     .84% (A)
  Net investment income (loss)                       1.46%         1.57%    1.45% (A)
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $   5,617     $   1,891     $   471
  Portfolio turnover rate                              22%           26%         25%

(A)    Annualized

(B)    Total returns for periods of less than one year are not annualized.

(C) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(D) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(E)    Calculated based on average shares outstanding during the period.

(F) For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

(G) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)    Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

EQUITY-INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES.

Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Equity Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

FOREIGN CURRENCY. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

INVESTMENT TRANSACTIONS AND INCOME. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.


                                       17                          ANNUAL REPORT

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

UNREALIZED APPRECIATION                                                             $ 3,162,571,582
UNREALIZED DEPRECIATION                                                               (487,146,159)
                                                                                    ---------------
NET UNREALIZED APPRECIATION (DEPRECIATION)                                            2,675,425,423
UNDISTRIBUTED ORDINARY INCOME                                                           222,671,664
UNDISTRIBUTED LONG-TERM CAPITAL GAIN                                                    346,486,395

COST FOR FEDERAL INCOME TAX PURPOSES                                                $ 8,626,903,027

The tax character of distributions paid was as follows:

                                                      DECEMBER 31, 2004              DECEMBER 31, 2003
ORDINARY INCOME                                           $ 160,632,605                  $ 152,426,442
LONG-TERM CAPITAL GAINS                                      38,902,738                              -
                                                          -------------                  -------------
TOTAL                                                     $ 199,535,343                  $ 152,426,442
                                                          =============                  =============

TRADING (REDEMPTION) FEES. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. OPERATING POLICIES.

REPURCHASE AGREEMENTS. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

RESTRICTED SECURITIES. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,315,881,327 and $2,277,968,277, respectively.


EQUITY-INCOME PORTFOLIO                18

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the fund's average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

SERVICE CLASS                                                                         $ 1,100,510
SERVICE CLASS 2                                                                         2,850,571
SERVICE CLASS 2R                                                                            9,466
                                                                                      -----------
                                                                                      $ 3,960,547
                                                                                      ===========

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

INITIAL CLASS                                                                         $ 5,527,852
SERVICE CLASS                                                                             728,268
SERVICE CLASS 2                                                                           782,156
SERVICE CLASS 2R                                                                            2,672
                                                                                      -----------
                                                                                      $ 7,040,948
                                                                                      ===========

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

CENTRAL FUNDS. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $714,712 for the period.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $127,479 for the period.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.

                         AVERAGE DAILY    WEIGHTED AVERAGE           INTEREST EARNED         INTEREST
BORROWER OR LENDER        LOAN BALANCE      INTEREST RATE     (INCLUDED IN INTEREST INCOME)   EXPENSE
BORROWER                   $ 8,867,217        1.63%                             -             $ 9,256

5. COMMITTED LINE OF CREDIT.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.


                                       19                          ANNUAL REPORT

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $9,721,350. The weighted average interest rate was 1.81%. At period end, there were no bank borrowings outstanding.

8. EXPENSE REDUCTIONS.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $873,945 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $612.

9. OTHER INFORMATION.
At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 37% of the total outstanding shares of the fund.


EQUITY-INCOME PORTFOLIO                20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2005


                                       21                          ANNUAL REPORT

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and
(d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (74)**

            Year of Election or Appointment: 1981
            Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far
            East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

            Year of Election or Appointment: 2001
            Senior Vice President of VIP Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

            Year of Election or Appointment: 2003
            Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

            Year of Election or Appointment: 2003
            Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee
            (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.


EQUITY-INCOME PORTFOLIO                22

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (56)

      Year of Election or Appointment: 2005
      Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board
      (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
      (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

      Year of Election or Appointment: 1997
      Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

      Year of Election or Appointment: 2004
      Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

      Year of Election or Appointment: 2001
      Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company
      (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

      Year of Election or Appointment: 2000
      Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.


                                       23                          ANNUAL REPORT

Name, Age; Principal Occupation

Marvin L. Mann (71)

      Year of Election or Appointment: 1993
      Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

      Year of Election or Appointment: 1997
      Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

      Year of Election or Appointment: 2005
      Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

      Year of Election or Appointment: 2001
      Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee
      (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

      Year of Election or Appointment: 2005
      Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board
      (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).


EQUITY-INCOME PORTFOLIO                24

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

      Year of Election or Appointment: 2003
      Member of the Advisory Board of Variable Insurance Products Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director
      (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity(R) Magellan(R) Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

      Year of Election or Appointment: 2001
      Vice President of VIP Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Peterson (48)

      Year of Election or Appointment: 1997
      Vice President of VIP Equity-Income. Mr. Peterson serves as Vice President of other funds advised by FMR. Mr. Peterson also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

      Year of Election or Appointment: 1998
      Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

      Year of Election or Appointment: 2003
      Assistant Secretary of VIP Equity-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

      Year of Election or Appointment: 2004
      President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Equity-Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

      Year of Election or Appointment: 2002
      Chief Financial Officer of VIP Equity-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).


                                       25                          ANNUAL REPORT

Name, Age; Principal Occupation

Kenneth A. Rathgeber (57)

      Year of Election or Appointment: 2004
      Chief Compliance Officer of VIP Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

      Year of Election or Appointment: 2003
      Deputy Treasurer of VIP Equity-Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

      Year of Election or Appointment: 2004
      Deputy Treasurer of VIP Equity-Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR
      (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

      Year of Election or Appointment: 1986
      Assistant Treasurer of VIP Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (50)

      Year of Election or Appointment: 2004
      Assistant Treasurer of VIP Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

      Year of Election or Appointment: 2002
      Assistant Treasurer of VIP Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

      Year of Election or Appointment: 2004
      Assistant Treasurer of VIP Equity-Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).


EQUITY-INCOME PORTFOLIO                26

DISTRIBUTIONS

The Board of Trustees of Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

FUND                          PAY DATE         RECORD DATE        DIVIDENDS   CAPITAL GAINS
Initial Class                  2/14/05           2/11/05            $0.405         $0.89
Service Class                  2/14/05           2/11/05            $0.385         $0.89
Service Class 2                2/14/05           2/11/05             $0.36         $0.89
Service Class 2R               2/14/05           2/11/05            $0.375         $0.89

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class                                                               100%
Service Class                                                               100%
Service Class 2                                                             100%

Service Class 2R 100% The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.


                                       27                          ANNUAL REPORT

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. (A)

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                           15,331,508,529.96             81.853
Against                                                2,429,553,894.02             12.972
Abstain                                                  969,378,618.94              5.175
  TOTAL                                               18,730,441,042.92            100.000

PROPOSAL 2
To elect a Board of Trustees. (A)

                                                                   # OF               % OF
                                                                  VOTES              VOTES
J. MICHAEL COOK

Affirmative                                           17,770,642,454.98             94.876
Withheld                                                 959,798,587.94              5.124
  TOTAL                                               18,730,441,042.92            100.000

RALPH F. COX

Affirmative                                           17,759,356,374.26             94.815
Withheld.                                                971,084,668.66              5.185
  TOTAL                                               18,730,441,042.92            100.000

LAURA B. CRONIN
Affirmative                                           17,797,888,742.24             95.021
Withheld                                                 932,552,300.68              4.979
  TOTAL                                               18,730,441,042.92            100.000

DENNIS J. DIRKS(B)
Affirmative                                           17,802,602,074.45             95.046
Withheld                                                 927,838,968.47              4.954
  TOTAL                                               18,730,441,042.92            100.000

ROBERT M. GATES

Affirmative                                           17,784,855,823.58             94.952
Withheld                                                 945,585,219.34              5.048
  TOTAL                                               18,730,441,042.92            100.000

GEORGE H. HEILMEIER

Affirmative                                           17,768,875,556.56             94.866
Withheld                                                 961,565,486.36              5.134
  TOTAL                                               18,730,441,042.92            100.000

ABIGAIL P. JOHNSON
Affirmative                                           17,781,929,073.06             94.936
Withheld                                                 948,511,969.86              5.064
  TOTAL                                               18,730,441,042.92            100.000

EDWARD C. JOHNSON 3D

Affirmative                                           17,752,140,336.45             94.777
Withheld                                                 978,300,706.47              5.223
  TOTAL                                               18,730,441,042.92            100.000

DONALD J. KIRK

Affirmative                                           17,772,467,361.45             94.885
Withheld                                                 957,973,681.47              5.115
  TOTAL                                               18,730,441,042.92            100.000

MARIE L. KNOWLES

Affirmative                                           17,776,922,254.30             94.909
Withheld                                                 953,518,788.62              5.091
  TOTAL                                               18,730,441,042.92            100.000

NED C. LAUTENBACH

Affirmative                                           17,804,221,564.95             95.055
Withheld                                                 926,219,477.97              4.945
  TOTAL                                               18,730,441,042.92            100.000

MARVIN L. MANN

Affirmative                                           17,763,277,607.06             94.836
Withheld                                                 967,163,435.86              5.164
  TOTAL                                               18,730,441,042.92            100.000

WILLIAM O. MCCOY

Affirmative                                           17,758,560,162.11             94.811
Withheld                                                 971,880,880.81              5.189
  TOTAL                                               18,730,441,042.92            100.000

ROBERT L. REYNOLDS

Affirmative                                           17,806,026,904.06             95.065
Withheld                                                 924,414,138.86              4.935
  TOTAL                                               18,730,441,042.92            100.000

CORNELIA M. SMALL(B)

Affirmative                                           17,798,878,892.31             95.026
Withheld                                                 931,562,150.61              4.974
  TOTAL                                               18,730,441,042.92            100.000

WILLIAM S. STAVROPOULOS

Affirmative                                           17,786,496,107.78             94.960
Withheld                                                 943,944,935.14              5.040
  TOTAL                                               18,730,441,042.92            100.000

PROPOSAL 3

To approve a new sub-advisory agreement among FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Variable Insurance Products Fund on behalf of the fund.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,731,293,010.62             89.239
Against                                                  310,929,859.15              4.122
Abstain                                                  500,745,863.80              6.639
  TOTAL                                                7,542,968,733.57            100.000

PROPOSAL 4

To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund on behalf of the fund.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,721,558,010.15             89.110
Against                                                  322,563,327.80              4.277
Abstain                                                  498,847,395.62              6.613
  TOTAL                                                7,542,968,733.57            100.000


EQUITY-INCOME PORTFOLIO                28

PROPOSAL 5

To approve a new amended and restated sub-advisory agreement between FMR Far East and Fidelity Investments Japan Limited (FIJ) for the fund.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,718,405,992.36             89.068
Against                                                  323,955,769.99              4.295
Abstain                                                  500,606,971.22              6.637
  TOTAL                                                7,542,968,733.57            100.000

PROPOSAL 6

To approve a new master international research agreement between FMR and Fidelity International Investment Advisors (FIIA) on behalf of the fund.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,734,087,467.07             89.276
Against                                                  307,013,886.12              4.071
Abstain                                                  501,867,380.38              6.653
  TOTAL                                                7,542,968,733.57            100.000

PROPOSAL 7

To approve a new sub-research agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L) on behalf of the fund.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,731,737,757.05             89.245
Against                                                  311,103,851.74              4.125
Abstain                                                  500,127,124.78              6.630
  TOTAL                                                7,542,968,733.57            100.000

PROPOSAL 8

To approve a new sub-research agreement between FIIA and FIJ on behalf of the fund.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,739,563,050.41             89.349
Against                                                  309,142,220.41              4.098
Abstain                                                  494,263,462.75              6.553
  TOTAL                                                7,542,968,733.57            100.000

PROPOSAL 9

To amend the fund's fundamental investment limitation concerning borrowing.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,685,392,791.57             88.631
Against                                                  416,380,211.81              5.520
Abstain                                                  441,195,730.19              5.849
  TOTAL                                                7,542,968,733.57            100.000

PROPOSAL 10

To amend the fund's fundamental investment limitation concerning lending.

                                                                   # OF               % OF
                                                                  VOTES              VOTES
Affirmative                                            6,589,639,425.26             87.361
Against                                                  465,151,442.69              6.167
Abstain                                                  488,177,865.62              6.472
  TOTAL                                                7,542,968,733.57            100.000

(A)  Denotes trust-wide proposals and voting results.

(B)  Effective January 1, 2005.


                                       29                          ANNUAL REPORT

ANNUAL REPORT                          30

                                       31                          ANNUAL REPORT

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

The Northern Trust Company
Chicago, IL

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
GROWTH PORTFOLIO



                                                               (PYRAMID GRAPHIC)


ANNUAL REPORT
DECEMBER 31, 2004


(FIDELITY INVESTMENTS LOGO)

CONTENTS


PERFORMANCE                      3  How the fund has done over time.

MANAGEMENT'S DISCUSSION          4  The manager's review of fund performance,
                                    strategy and outlook.

SHAREHOLDER EXPENSE EXAMPLE      5  An example of shareholder expenses.

INVESTMENT SUMMARY               6  A summary of the fund's investments at
                                    period end.

INVESTMENTS                      7  A complete list of the fund's investments
                                    with their market values.

FINANCIAL STATEMENTS            12  Statements of assets and liabilities,
                                    operations, and changes in net assets, as
                                    well as financial highlights.

NOTES                           16  Notes to the financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM                 20

TRUSTEES AND OFFICERS           21

DISTRIBUTIONS                   26

PROXY VOTING RESULTS            27


To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.






This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED -  MAY LOSE VALUE -  NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.


GROWTH PORTFOLIO

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
PERFORMANCE: THE BOTTOM LINE

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 2004                            PAST 1         PAST 5         PAST 10
                                                            YEAR          YEARS           YEARS
Fidelity(R) VIP: Growth - Initial Class                     3.38%         -6.79%           9.97%

Fidelity VIP: Growth - Service Class(A)                     3.26%         -6.88%           9.89%

Fidelity VIP: Growth - Service Class 2(B)                   3.12%         -7.02%           9.81%

(A) The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

(B) The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 OVER 10 YEARS

Let's say hypothetically that $10,000 was invested in Fidelity(R) Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000(R) Growth Index performed over the same period.

                            [FUND PERFORMANCE GRAPH]
                                                        Value at
                                             -------------------------------
                                              12/31/94             12/31/04
                                             ----------           ----------
Fidelity VIP: Growth - Initial Class          $10,000              $25,865
Russell 3000 Growth Index                     $10,000              $24,334

                                                                   ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity(R) Variable Insurance Products: Growth Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000(R) Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500(SM) Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000(R) Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite(R) Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial Average(SM) gained 5.37% for the year.

For the 12 months that ended December 31, 2004, the fund lagged both the Lipper(SM) Variable Annuity Growth Funds Average, which gained 10.36%, and the Russell 3000 Growth Index. The fund's large overweighting compared with the index in the semiconductor industry accounted for most of the drag on performance. Capacity outgrew demand for semiconductors during the period, which compressed the earnings and stock prices of many companies within the group. Among those hardest hit were fund holdings ASML Holding, Agere Systems, Teradyne and Intersil, as well as the fund's biggest detractor, Synopsys, which makes software for designing chips. Performance also was hurt by the fund's focus on large-cap growth companies at a time when smaller-cap, value-oriented stocks were generally performing better. On the positive side, wireless communications stocks, such as Ericsson and QUALCOMM, and energy services companies, such as Halliburton, helped boost relative performance. The fund no longer holds Ericsson stock.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.


ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                     EXPENSES PAID
                                                                                                                     DURING PERIOD*
                                                                BEGINNING                    ENDING                   JULY 1, 2004
                                                              ACCOUNT VALUE              ACCOUNT VALUE               TO DECEMBER 31,
                                                              JULY 1, 2004             DECEMBER 31, 2004                 2004
INITIAL CLASS
Actual .............................................            $1,000.00                   $1,018.80                   $3.55
Hypothetical(A) ....................................            $1,000.00                   $1,021.62                   $3.56
SERVICE CLASS
Actual .............................................            $1,000.00                   $1,018.20                   $4.06
Hypothetical(A) ....................................            $1,000.00                   $1,021.11                   $4.06
SERVICE CLASS 2
Actual .............................................            $1,000.00                   $1,017.40                   $4.82
Hypothetical(A) ....................................            $1,000.00                   $1,020.36                   $4.82
SERVICE CLASS 2R
Actual .............................................            $1,000.00                   $1,017.40                   $4.82
Hypothetical(A) ....................................            $1,000.00                   $1,020.36                   $4.82


(A) 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                                                                     ANNUALIZED
                                                                                                                    EXPENSE RATIO
INITIAL CLASS .....................................................................................................      .70%
SERVICE CLASS .....................................................................................................      .80%
SERVICE CLASS 2 ...................................................................................................      .95%
SERVICE CLASS 2R ..................................................................................................      .95%


                                                                   ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31, 2004

                                                          % OF FUND'S NET ASSETS
Johnson & Johnson                                                   2.8
Microsoft Corp.                                                     2.6
Intel Corp.                                                         2.6
Wal-Mart Stores, Inc.                                               2.5
Dell, Inc.                                                          2.2
                                                                 ------
                                                                   12.7
                                                                 ------

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 2004

                                                          % OF FUND'S NET ASSETS
Information Technology                                             34.5
Health Care                                                        19.4
Consumer Discretionary                                             12.2
Industrials                                                        11.3
Financials                                                          9.0

ASSET ALLOCATION AS OF DECEMBER 31, 2004

(PIE CHART)

% OF FUND'S NET ASSETS*

Stocks                          99.3%

Short-Term Investments
and Net Other Assets             0.7%

* Foreign investments            8.8%


GROWTH PORTFOLIO

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 2004
Showing Percentage of Net Assets

COMMON STOCKS - 99.3%

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
CONSUMER DISCRETIONARY - 12.2%
AUTOMOBILES - 0.2%
Harley-Davidson, Inc.                                                 396,200   $   24,069,150
                                                                                --------------
HOTELS, RESTAURANTS & LEISURE - 1.4%
Carnival Corp. unit                                                   403,100       23,230,653
Hilton Group PLC                                                    1,886,329       10,298,785
McDonald's Corp.                                                    1,433,200       45,948,392
Rank Group PLC                                                      2,796,306       14,166,903
Royal Caribbean Cruises Ltd.                                          419,600       22,843,024
Starbucks Corp. (a)                                                   391,800       24,432,648
                                                                                --------------
                                                                                   140,920,405
                                                                                --------------
HOUSEHOLD DURABLES - 0.2%
Tempur-Pedic International, Inc.                                      694,300       14,719,160
                                                                                --------------
INTERNET & CATALOG RETAIL - 1.7%
eBay, Inc. (a)                                                      1,156,600      134,489,448
IAC/InterActiveCorp (a)                                             1,342,784       37,087,694
                                                                                --------------
                                                                                   171,577,142
                                                                                --------------
MEDIA - 2.6%
E.W. Scripps Co. Class A                                              839,400       40,526,232
Fox Entertainment Group, Inc. Class A (a)                           1,554,900       48,606,174
Getty Images, Inc. (a)                                                163,400       11,250,090
Lamar Advertising Co. Class A (a)                                     948,560       40,579,397
News Corp.:
  Class A                                                             657,722       12,273,093
  Class B                                                           1,149,000       22,060,800
Pixar (a)                                                             147,632       12,638,776
SBS Broadcasting SA (a)                                               195,400        7,860,942
Walt Disney Co.                                                     2,128,400       59,169,520
                                                                                --------------
                                                                                   254,965,024
                                                                                --------------
MULTILINE RETAIL - 1.5%
Dollar Tree Stores, Inc. (a)                                        1,235,300       35,428,404
Family Dollar Stores, Inc.                                            697,900       21,795,417
Fred's, Inc. Class A (d)                                              940,644       16,367,206
Kohl's Corp. (a)                                                       90,900        4,469,553
Nordstrom, Inc.                                                       728,500       34,042,805
Saks, Inc.                                                          2,822,700       40,957,377
                                                                                --------------
                                                                                   153,060,762
                                                                                --------------
SPECIALTY RETAIL - 4.2%
Bed Bath & Beyond, Inc. (a)                                           751,500       29,932,245
Best Buy Co., Inc.                                                    547,800       32,550,276
Circuit City Stores, Inc.                                             997,800       15,605,592
Foot Locker, Inc.                                                   1,273,980       34,308,281
Home Depot, Inc.                                                    4,575,900      195,573,966
RadioShack Corp.                                                      605,800       19,918,704
Staples, Inc.                                                       1,512,900       50,999,859
Weight Watchers International, Inc. (a)(d)                            856,000       35,155,920
                                                                                --------------
                                                                                   414,044,843
                                                                                --------------
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
NIKE, Inc. Class B                                                    443,100   $   40,184,739
                                                                                --------------
  TOTAL CONSUMER DISCRETIONARY                                                   1,213,541,225
                                                                                --------------
CONSUMER STAPLES - 7.0%
BEVERAGES - 1.7%
PepsiCo, Inc.                                                       3,041,000      158,740,200
The Coca-Cola Co.                                                     241,100       10,036,993
                                                                                --------------
                                                                                   168,777,193
                                                                                --------------
FOOD & STAPLES RETAILING - 2.8%
Wal-Mart Stores, Inc.                                               4,638,700      245,016,134
Walgreen Co.                                                          883,400       33,896,058
                                                                                --------------
                                                                                   278,912,192
                                                                                --------------
FOOD PRODUCTS - 0.9%
Archer-Daniels-Midland Co.                                          1,765,300       39,383,843
Bunge Ltd.                                                            739,300       42,147,493
Corn Products International, Inc.                                     185,400        9,930,024
                                                                                --------------
                                                                                    91,461,360
                                                                                --------------
HOUSEHOLD PRODUCTS - 1.1%
Procter & Gamble Co.                                                2,016,420      111,064,414
                                                                                --------------
PERSONAL PRODUCTS - 0.5%
Gillette Co.                                                          965,400       43,230,612
                                                                                --------------
  TOTAL CONSUMER STAPLES                                                           693,445,771
                                                                                --------------
ENERGY - 4.4%
ENERGY EQUIPMENT & SERVICES - 4.0%
Baker Hughes, Inc.                                                  1,796,470       76,655,375
BJ Services Co.                                                       238,760       11,111,890
Halliburton Co.                                                     2,737,100      107,403,804
National-Oilwell, Inc. (a)                                            902,900       31,863,341
Schlumberger Ltd. (NY Shares)                                       1,511,400      101,188,230
Smith International, Inc. (a)                                         452,400       24,615,084
Transocean, Inc. (a)                                                  305,700       12,958,623
Weatherford International Ltd. (a)                                    611,740       31,382,262
                                                                                --------------
                                                                                   397,178,609
                                                                                --------------
OIL & GAS - 0.4%
Noble Energy, Inc.                                                    129,100        7,960,306
Premcor, Inc.                                                         363,500       15,328,795
Valero Energy Corp.                                                   344,100       15,622,140
                                                                                --------------
                                                                                    38,911,241
                                                                                --------------
  TOTAL ENERGY                                                                     436,089,850
                                                                                --------------
FINANCIALS - 9.0%
CAPITAL MARKETS - 2.0%
E*TRADE Financial Corp. (a)                                         2,495,400       37,306,230
Goldman Sachs Group, Inc.                                             507,400       52,789,896
Lehman Brothers Holdings, Inc.                                        352,400       30,827,952
Merrill Lynch & Co., Inc.                                             514,800       30,769,596

See accompanying notes which are an integral part of the financial statements.

                                       7                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
FINANCIALS - CONTINUED
CAPITAL MARKETS - CONTINUED
Morgan Stanley                                                        383,000   $   21,264,160
Nomura Holdings, Inc.                                               1,782,000       25,945,920
                                                                                --------------
                                                                                   198,903,754
                                                                                --------------
COMMERCIAL BANKS - 1.2%
Bank of America Corp.                                               1,536,100       72,181,339
UCBH Holdings, Inc.                                                   965,900       44,257,538
                                                                                --------------
                                                                                   116,438,877
                                                                                --------------
CONSUMER FINANCE - 2.6%
American Express Co.                                                2,319,900      130,772,763
Capital One Financial Corp.                                           593,200       49,953,372
MBNA Corp.                                                          2,766,130       77,977,205
                                                                                --------------
                                                                                   258,703,340
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Citigroup, Inc.                                                       213,210       10,272,458
J.P. Morgan Chase & Co.                                             1,325,266       51,698,627
                                                                                --------------
                                                                                    61,971,085
                                                                                --------------
INSURANCE - 1.9%
AFLAC, Inc.                                                           471,920       18,801,293
American International Group, Inc.                                  2,575,166      169,111,151
XL Capital Ltd. Class A                                                53,100        4,123,215
                                                                                --------------
                                                                                   192,035,659
                                                                                --------------
THRIFTS & MORTGAGE FINANCE - 0.7%
Fannie Mae                                                            863,600       61,496,956
New York Community Bancorp, Inc.                                      447,500        9,205,075
                                                                                --------------
                                                                                    70,702,031
                                                                                --------------
  TOTAL FINANCIALS                                                                 898,754,746
                                                                                --------------
HEALTH CARE - 19.4%
BIOTECHNOLOGY - 3.9%
Biogen Idec, Inc. (a)                                                 886,600       59,056,426
Cephalon, Inc. (a)                                                    905,000       46,046,400
CSL Ltd.                                                              873,467       19,989,467
Eyetech Pharmaceuticals, Inc.                                         366,200       16,662,100
Genentech, Inc. (a)                                                 1,863,700      101,459,828
Genzyme Corp. - General Division (a)                                  550,900       31,990,763
ImClone Systems, Inc. (a)                                             697,300       32,131,584
Millennium Pharmaceuticals, Inc. (a)                                2,608,956       31,620,547
ONYX Pharmaceuticals, Inc. (a)                                        485,100       15,712,389
QLT, Inc. (a)                                                         393,000        6,297,825
Tanox, Inc. (a)                                                     1,042,600       15,847,520
Telik, Inc. (a)                                                       459,400        8,792,916
                                                                                --------------
                                                                                   385,607,765
                                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
Alcon, Inc.                                                           676,700       54,542,020
Baxter International, Inc.                                          2,321,100       80,170,794
Beckman Coulter, Inc.                                                 311,400       20,860,686
Becton, Dickinson & Co.                                             1,006,000       57,140,800
C.R. Bard, Inc.                                                       366,400       23,442,272
Dade Behring Holdings, Inc. (a)                                       477,400   $   26,734,400
Medtronic, Inc.                                                     1,810,300       89,917,601
Ocular Sciences, Inc. (a)                                             304,900       14,943,149
St. Jude Medical, Inc. (a)                                            743,000       31,153,990
Thermo Electron Corp. (a)                                             242,400        7,318,056
Waters Corp. (a)                                                    1,076,200       50,355,398
                                                                                --------------
                                                                                   456,579,166
                                                                                --------------
HEALTH CARE PROVIDERS & SERVICES - 0.9%
McKesson Corp.                                                        533,400       16,780,764
UnitedHealth Group, Inc.                                              883,900       77,809,717
                                                                                --------------
                                                                                    94,590,481
                                                                                --------------
PHARMACEUTICALS - 10.0%
Abbott Laboratories                                                 1,880,200       87,711,330
Allergan, Inc.                                                        655,950       53,177,867
Barr Pharmaceuticals, Inc. (a)                                        840,472       38,275,095
Elan Corp. PLC sponsored ADR (a)                                      950,500       25,901,125
Eli Lilly & Co.                                                       358,470       20,343,173
Johnson & Johnson                                                   4,464,720      283,152,537
Pfizer, Inc.                                                        7,691,995      206,837,746
Roche Holding AG (participation certificate)                          307,139       35,095,439
Schering-Plough Corp.                                               6,086,200      127,079,856
Wyeth                                                               2,628,100      111,930,779
                                                                                --------------
                                                                                   989,504,947
                                                                                --------------
  TOTAL HEALTH CARE                                                              1,926,282,359
                                                                                --------------
INDUSTRIALS - 11.3%
AEROSPACE & DEFENSE - 3.7%
Bombardier, Inc. Class B (sub. vtg.)                               14,014,600       27,795,623
EADS NV                                                             1,697,000       49,241,178
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR        1,492,210       49,899,502
General Dynamics Corp.                                                353,400       36,965,640
Goodrich Corp.                                                      1,112,680       36,317,875
Honeywell International, Inc.                                         310,300       10,987,723
Lockheed Martin Corp.                                                 969,520       53,856,836
Precision Castparts Corp.                                             529,674       34,788,988
The Boeing Co.                                                      1,231,100       63,734,047
                                                                                --------------
                                                                                   363,587,412
                                                                                --------------
AIR FREIGHT & LOGISTICS - 1.9%
EGL, Inc. (a)                                                         150,900        4,510,401
FedEx Corp.                                                           648,400       63,860,916
Forward Air Corp. (a)                                                 107,700        4,814,190
United Parcel Service, Inc. Class B                                 1,263,100      107,944,526
UTI Worldwide, Inc.                                                   143,400        9,754,068
                                                                                --------------
                                                                                   190,884,101
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Apollo Group, Inc. Class A (a)                                        157,400       12,703,754

See accompanying notes which are an integral part of the financial statements.

GROWTH PORTFOLIO                       8

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
INDUSTRIALS - CONTINUED
COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Herman Miller, Inc.                                                   429,700   $   11,872,611
Robert Half International, Inc.                                     1,470,300       43,270,929
                                                                                --------------
                                                                                    67,847,294
                                                                                --------------
INDUSTRIAL CONGLOMERATES - 3.6%
3M Co.                                                              1,187,100       97,425,297
General Electric Co.                                                5,144,640      187,779,360
Siemens AG sponsored ADR                                              428,300       36,264,161
Tyco International Ltd.                                               908,000       32,451,920
                                                                                --------------
                                                                                   353,920,738
                                                                                --------------
MACHINERY - 0.3%
Joy Global, Inc.                                                      625,351       27,158,994
                                                                                --------------
MARINE - 0.0%
Alexander & Baldwin, Inc.                                              11,700          496,314
                                                                                --------------
ROAD & RAIL - 1.0%
Burlington Northern Santa Fe Corp.                                    707,700       33,481,287
Norfolk Southern Corp.                                                914,700       33,102,993
Union Pacific Corp.                                                   533,700       35,891,325
                                                                                --------------
                                                                                   102,475,605
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS - 0.1%
UAP Holding Corp.                                                     902,881       15,592,755
                                                                                --------------
  TOTAL INDUSTRIALS                                                              1,121,963,213
                                                                                --------------
INFORMATION TECHNOLOGY - 34.5%
COMMUNICATIONS EQUIPMENT - 7.8%
Alvarion Ltd. (a)                                                     863,500       11,467,280
Andrew Corp. (a)                                                    1,803,300       24,578,979
Avaya, Inc. (a)                                                     3,175,098       54,611,686
Cisco Systems, Inc. (a)                                            10,930,820      210,964,826
Extreme Networks, Inc. (a)                                             81,436          533,406
F5 Networks, Inc. (a)                                                 368,600       17,958,192
Foundry Networks, Inc. (a)                                          1,743,200       22,940,512
Harris Corp.                                                          872,000       53,880,880
Juniper Networks, Inc. (a)                                          2,616,000       71,129,040
Motorola, Inc.                                                      5,886,150      101,241,780
QUALCOMM, Inc.                                                      3,971,900      168,408,560
Research In Motion Ltd. (a)                                           408,390       33,617,303
                                                                                --------------
                                                                                   771,332,444
                                                                                --------------
COMPUTERS & PERIPHERALS - 5.9%
Apple Computer, Inc. (a)                                              179,200       11,540,480
Brocade Communications Systems, Inc. (a)                            2,962,000       22,629,680
Dell, Inc. (a)                                                      5,261,460      221,717,924
EMC Corp. (a)                                                       5,566,000       82,766,420
International Business Machines Corp.                                 821,370       80,970,655
Lexmark International, Inc. Class A (a)                               707,200       60,112,000
Network Appliance, Inc. (a)                                         1,311,292       43,561,120
QLogic Corp. (a)                                                      396,500       14,563,445
Sun Microsystems, Inc. (a)                                          6,336,150   $   34,088,487
UNOVA, Inc. (a)                                                       680,300       17,204,787
                                                                                --------------
                                                                                   589,154,998
                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
Amphenol Corp. Class A (a)                                            506,582       18,611,823
Arrow Electronics, Inc. (a)                                           846,300       20,565,090
Hon Hai Precision Industries Co. Ltd.                               6,438,842       29,773,821
Mettler-Toledo International, Inc. (a)                                437,600       22,453,256
Molex, Inc.                                                           703,200       21,096,000
National Instruments Corp.                                          1,210,629       32,989,640
Solectron Corp. (a)                                                 4,272,300       22,771,359
                                                                                --------------
                                                                                   168,260,989
                                                                                --------------
INTERNET SOFTWARE & SERVICES - 1.3%
Google, Inc. Class A                                                  299,700       57,872,070
Yahoo!, Inc. (a)                                                    1,918,232       72,278,982
                                                                                --------------
                                                                                   130,151,052
                                                                                --------------
IT SERVICES - 1.1%
BearingPoint, Inc. (a)                                              3,072,021       24,668,329
First Data Corp.                                                    2,095,000       89,121,300
                                                                                --------------
                                                                                   113,789,629
                                                                                --------------
OFFICE ELECTRONICS - 0.1%
Zebra Technologies Corp. Class A (a)                                  116,850        6,576,318
                                                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.8%
Agere Systems, Inc.:
Class A (a)                                                         8,448,145       11,573,959
Class B (a)                                                         6,893,509        9,306,237
Altera Corp. (a)                                                    2,183,000       45,188,100
Analog Devices, Inc.                                                1,408,900       52,016,588
Applied Materials, Inc. (a)                                         1,477,800       25,270,380
ASML Holding NV (NY Shares) (a)                                     2,542,776       40,455,566
Fairchild Semiconductor International, Inc. (a)                     1,525,200       24,799,752
Freescale Semiconductor, Inc.:
 Class A                                                            3,041,300       54,195,966
 Class B                                                              649,919       11,932,513
Integrated Circuit Systems, Inc. (a)                                1,552,759       32,483,718
Intel Corp.                                                        11,075,800      259,062,962
International Rectifier Corp. (a)                                     486,400       21,678,848
Intersil Corp. Class A                                              2,966,736       49,663,161
KLA-Tencor Corp. (a)                                                  486,100       22,642,538
Lam Research Corp. (a)                                                888,800       25,695,208
Marvell Technology Group Ltd. (a)                                      24,300          861,921
MediaTek, Inc.                                                      2,656,000       18,046,430
Microchip Technology, Inc.                                          1,150,900       30,682,994
ON Semiconductor Corp. (a)                                          3,045,700       13,827,478
PMC-Sierra, Inc. (a)                                                3,316,682       37,312,673
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR           5,386,674       45,732,862
Teradyne, Inc. (a)                                                  1,264,000       21,576,480
Texas Instruments, Inc.                                             1,442,650       35,518,043
Tokyo Electron Ltd.                                                   377,300       23,242,830

See accompanying notes which are an integral part of the financial statements.

                                       9                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
INFORMATION TECHNOLOGY - CONTINUED
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
United Microelectronics Corp. sponsored ADR (d)                     6,073,920   $   21,440,938
Xilinx, Inc.                                                        1,438,000       42,636,700
                                                                                --------------
                                                                                   976,844,845
SOFTWARE - 6.8%                                                                 --------------
Adobe Systems, Inc.                                                   340,874       21,386,435
Cadence Design Systems, Inc. (a)                                    3,260,000       45,020,600
Cognos, Inc. (a)                                                      232,600       10,238,277
Computer Associates International, Inc.                                 5,455          169,432
Macrovision Corp. (a)                                                 191,952        4,937,005
McAfee, Inc. (a)                                                      636,700       18,419,731
Microsoft Corp.                                                     9,714,850      259,483,644
NAVTEQ Corp.                                                           90,700        4,204,852
Novell, Inc. (a)                                                    4,444,826       30,002,576
Oracle Corp. (a)                                                    7,579,691      103,993,361
Red Hat, Inc. (a)                                                     719,500        9,605,325
SAP AG sponsored ADR                                                1,256,600       55,554,286
Symantec Corp. (a)                                                  1,408,306       36,277,963
Take-Two Interactive Software, Inc. (a)                             1,109,100       38,585,589
VERITAS Software Corp. (a)                                          1,227,400       35,042,270
                                                                                --------------
                                                                                   672,921,346
                                                                                --------------
  TOTAL INFORMATION TECHNOLOGY                                                   3,429,031,621
                                                                                --------------
MATERIALS - 1.2%
CHEMICALS - 0.5%
Monsanto Co.                                                          617,800       34,318,790
Syngenta AG sponsored ADR                                             709,300       15,143,555
                                                                                --------------
                                                                                    49,462,345
                                                                                --------------
CONTAINERS & PACKAGING - 0.1%
Smurfit-Stone Container Corp. (a)                                     812,611       15,179,573
                                                                                --------------
METALS & MINING - 0.6%
Arch Coal, Inc.                                                       374,500       13,309,730
CONSOL Energy, Inc.                                                   465,300       19,100,565
Massey Energy Co.                                                     676,800       23,654,160
                                                                                --------------
                                                                                    56,064,455
                                                                                --------------
  TOTAL MATERIALS                                                                  120,706,373
                                                                                --------------
TELECOMMUNICATION SERVICES - 0.3%
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Inc.
  Class A (a)                                                         824,100       24,723,000
                                                                                --------------
TOTAL COMMON STOCKS
  (Cost $7,736,201,771)                                                          9,864,538,158
                                                                                --------------
PREFERRED STOCKS - 0.0%
CONVERTIBLE PREFERRED STOCKS - 0.0%
INFORMATION TECHNOLOGY - 0.0%
COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies, Inc. Series E (a)(f)                              88,646   $            0
                                                                                --------------
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
HEALTH CARE - 0.0%
BIOTECHNOLOGY - 0.0%
Geneprot, Inc. Series A (f)                                           826,000        2,891,000
                                                                                --------------
TOTAL PREFERRED STOCKS
  (Cost $5,872,855)                                                                  2,891,000
                                                                                --------------

CONVERTIBLE BONDS - 0.0%

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               --------------
INFORMATION TECHNOLOGY - 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (e)                        $    1,523,000        1,806,430
                                                                                --------------
TOTAL CONVERTIBLE BONDS
  (Cost $1,523,000)                                                                  1,806,430
                                                                                --------------

MONEY MARKET FUNDS - 0.7%

                                                                   SHARES
                                                               --------------
Fidelity Cash Central Fund, 2.24% (b)                              40,371,676       40,371,676
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)        25,933,096       25,933,096
                                                                                --------------
TOTAL MONEY MARKET FUNDS
  (Cost $66,304,772)                                                                66,304,772
                                                                                --------------
TOTAL INVESTMENT
PORTFOLIO - 100.0%
  (Cost $7,809,902,398)                                                          9,935,540,360
NET OTHER ASSETS - 0.0%                                                              1,402,138
                                                                                --------------
NET ASSETS - 100%                                                               $9,936,942,498
                                                                                ==============

LEGEND

(a)   Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d)   Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

GROWTH PORTFOLIO                       10

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to 1,806,430 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,891,000 or 0.0% of net assets.

Additional information on each holding is as follows:

             SECURITY                        ACQUISITION DATE   ACQUISITION COST
----------------------------------           ----------------   ----------------
Chorum Technologies, Inc. Series E               9/19/00        $      1,528,257
Geneprot, Inc. Series A                           7/7/00        $      4,543,000

INCOME TAX INFORMATION

At December 31, 2004, the fund had a capital loss carryforward of approximately $3,653,617,000 of which $1,411,197,000, $2,197,712,000 and $44,708,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

                                       11                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: GROWTH PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                   DECEMBER 31, 2004
                                                                   -----------------
ASSETS
Investment in securities, at value
  (including securities loaned of $24,929,493)
  (cost $7,809,902,398) - See accompanying schedule                 $ 9,935,540,360
Cash                                                                         54,548
Foreign currency held at value
  (cost $29,573,196)                                                     30,067,997
Receivable for investments sold                                          14,033,133
Receivable for fund shares sold                                           4,485,109
Dividends receivable                                                      7,487,115
Interest receivable                                                         113,675
Prepaid expenses                                                             38,895
Other affiliated receivables                                                 49,263
Other receivables                                                         1,519,976
                                                                    ---------------
  TOTAL ASSETS                                                        9,993,390,071

LIABILITIES
Payable for investments purchased                     $ 3,936,983
Payable for fund shares redeemed                       19,018,541
Accrued management fee                                  4,740,859
Distribution fees payable                                 276,915
Other affiliated payables                                 865,803
Other payables and accrued expenses                     1,675,376
Collateral on securities loaned, at value              25,933,096
                                                      -----------
  TOTAL LIABILITIES                                                      56,447,573
                                                                    ---------------
NET ASSETS                                                          $ 9,936,942,498
                                                                    ===============
Net Assets consist of:
Paid in capital                                                     $11,449,421,694
Undistributed net investment income                                      42,500,013
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions                   (3,681,114,074)
Net unrealized appreciation (depreciation) on
  investments and assets and liabilities in
  foreign currencies                                                  2,126,134,865
                                                                    ---------------
NET ASSETS                                                          $ 9,936,942,498
                                                                    ===============
  INITIAL CLASS:
  NET ASSET VALUE, offering price and redemption
    price per share ($7,796,887,587 / 243,554,460
    shares)                                                         $         32.01
                                                                    ===============
  SERVICE CLASS:
  NET ASSET VALUE, offering price and redemption
    price per share ($1,326,262,008 / 41,602,270
    shares)                                                         $         31.88
                                                                    ===============
  SERVICE CLASS 2:
  NET ASSET VALUE, offering price and redemption
    price per share ($811,126,385 / 25,638,241
    shares)                                                         $         31.64
                                                                    ===============
  SERVICE CLASS 2R:
  NET ASSET VALUE, offering price and redemption
    price per share ($2,666,518 / 84,539 shares)                    $         31.54
                                                                    ===============

STATEMENT OF OPERATIONS

                                                                   YEAR ENDED DECEMBER 31, 2004
                                                                  ------------------------------
INVESTMENT INCOME
Dividends (A)                                                                      $  86,850,641
Special Dividends                                                                     26,028,750
Interest                                                                                 880,245
Security lending                                                                         520,076
                                                                                   -------------
  TOTAL INCOME                                                                       114,279,712
EXPENSES
Management fee                                                    $  58,590,211
Transfer agent fees                                                   6,723,531
Distribution fees                                                     3,143,384
Accounting and security lending fees                                  1,387,678
Non-interested trustees' compensation                                    56,073
Appreciation in deferred trustee compensation account                    14,142
Custodian fees and expenses                                             300,615
Audit                                                                    96,165
Legal                                                                    32,336
Interest                                                                 39,066
Miscellaneous                                                         2,052,657
                                                                  -------------
  Total expenses before reductions                                   72,435,858
  Expense reductions                                                 (3,293,886)      69,141,972
                                                                  -------------    -------------
NET INVESTMENT INCOME (LOSS)                                                          45,137,740
                                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investment securities                                             704,506,123
  Foreign currency transactions                                        (113,869)
                                                                  -------------
Total net realized gain (loss)                                                       704,392,254
Change in net unrealized appreciation (depreciation) on:
  Investment securities                                            (449,154,576)
  Assets and liabilities in foreign currencies                          499,190
                                                                  -------------
Total change in net unrealized appreciation (depreciation)                          (448,655,386)
                                                                                   -------------
NET GAIN (LOSS)                                                                      255,736,868
                                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.                   $ 300,874,608
                                                                                   =============

(A) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended December 31, 2003, dividend income has been reduced by $2,260,756, with a corresponding increase to net realized gain (loss) and net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

GROWTH PORTFOLIO                       12

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED          YEAR ENDED
                                                                                    DECEMBER 31,        DECEMBER 31,
                                                                                       2004                2003
                                                                                  ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                                                    $     45,137,740    $     23,031,175
  Net realized gain (loss)                                                             704,392,254          49,130,228
  Change in net unrealized appreciation (depreciation)                                (448,655,386)      2,530,101,870
                                                                                  ----------------    ----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      300,874,608       2,602,263,273
                                                                                  ----------------    ----------------
Distributions to shareholders from net investment income                               (25,185,765)        (23,104,405)
                                                                                  ----------------    ----------------
Share transactions - net increase (decrease)                                          (945,720,754)       (285,825,613)
                                                                                  ----------------    ----------------
Redemption fees                                                                                 13               2,361
                                                                                  ----------------    ----------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (670,031,898)      2,293,335,616

NET ASSETS
  Beginning of period                                                               10,606,974,396       8,313,638,780
                                                                                  ----------------    ----------------
 End of period (including undistributed net investment income of $42,500,013
  and undistributed net investment income of $22,711,797, respectively)           $  9,936,942,498    $ 10,606,974,396
                                                                                  ================    ================

OTHER INFORMATION:

SHARE TRANSACTIONS

                                                    YEAR ENDED DECEMBER 31, 2004
                              -------------------------------------------------------------------------
                                INITIAL CLASS     SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2R
                              ----------------    --------------    ---------------    ----------------
Shares
  Sold                              10,173,829         3,809,653          9,957,726              63,032
  Reinvested                           677,303            70,256             26,349                 100
  Redeemed                         (44,148,491)       (7,601,708)        (4,196,333)            (23,264)
                              ----------------    --------------    ---------------    ----------------
  Net increase (decrease)          (33,297,359)       (3,721,799)         5,787,742              39,868
                              ================    ==============    ===============    ================
Dollars
  Sold                        $    317,143,990    $  118,147,419    $   305,162,849    $      1,941,136
  Reinvested                        22,052,984         2,279,802            849,771               3,208
  Redeemed                      (1,353,451,648)     (232,412,004)      (126,744,925)           (693,336)
                              ----------------    --------------    ---------------    ----------------
  Net increase (decrease)     $ (1,014,254,674)   $ (111,984,783)   $   179,267,695    $      1,251,008
                              ================    ==============    ===============    ================

SHARE TRANSACTIONS

                                                    YEAR ENDED DECEMBER 31, 2003
                              -------------------------------------------------------------------------
                                INITIAL CLASS     SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2R
                              ----------------    --------------    ---------------    ----------------
Shares
  Sold                              23,586,131         8,385,408         13,542,393              50,235
  Reinvested                           941,499           102,591             14,708                  31
  Redeemed                         (47,048,733)       (8,519,590)        (3,984,642)            (14,664)
                              ----------------    --------------    ---------------    ----------------
  Net increase (decrease)          (22,521,103)          (31,591)         9,572,459              35,602
                              ================    ==============    ===============    ================
Dollars
  Sold                        $    625,883,728    $  221,233,256    $   361,842,888    $      1,388,031
  Reinvested                        20,552,932         2,232,378            318,424                 671
  Redeemed                      (1,198,774,049)     (217,996,235)      (102,097,753)           (409,884)
                              ----------------    --------------    ---------------    ----------------
  Net increase (decrease)     $   (552,337,389)   $    5,469,399    $   260,063,559    $        978,818
                              ================    ==============    ===============    ================

DISTRIBUTIONS

                                                    YEAR ENDED DECEMBER 31, 2004
                              -------------------------------------------------------------------------
                                INITIAL CLASS     SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2R
                              ----------------    --------------    ---------------    ----------------
From net investment income    $     22,052,984    $    2,279,802    $       849,771    $          3,208
                              ================    ==============    ===============    ================

                                                    YEAR ENDED DECEMBER 31, 2003
                              -------------------------------------------------------------------------
                                INITIAL CLASS     SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2R
                              ----------------    --------------    ---------------    ----------------
From net investment income    $     20,552,932    $    2,232,378    $       318,424    $            671
                              ================    ==============    ===============    ================

See accompanying notes which are an integral part of the financial statements.

                                       13                          ANNUAL REPORT

FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED DECEMBER 31,                           2004              2003              2002               2001             2000
                                                ----------        ----------        ----------        -----------      -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period            $    31.04        $    23.44        $    33.61        $     43.66      $     54.93
                                                ----------        ----------        ----------        -----------      -----------
Income from Investment Operations
  Net investment income (loss) (C)                     .15(D, G)         .07               .07                .07              .03
  Net realized and unrealized gain (loss)              .90              7.60            (10.17)             (7.27)           (5.27)
                                                ----------        ----------        ----------        -----------      -----------
Total from investment operations                      1.05              7.67            (10.10)             (7.20)           (5.24)
                                                ----------        ----------        ----------        -----------      -----------
Distributions from net investment income              (.08)             (.07)             (.07)              (.03)            (.06)
Distributions from net realized gain                    --                --                --              (2.82)           (5.97)
                                                ----------        ----------        ----------        -----------      -----------
  Total distributions                                 (.08)             (.07)             (.07)             (2.85)           (6.03)
                                                ----------        ----------        ----------        -----------      -----------
Redemption fees added to paid in capital                --(C, F)          --(C, F)          --(C, F)           --               --
                                                ----------        ----------        ----------        -----------      -----------
Net asset value, end of period                  $    32.01        $    31.04        $    23.44        $     33.61      $     43.66
                                                ==========        ==========        ==========        ===========      ===========
TOTAL RETURN (A), (B)                                 3.38%            32.85%           (30.10)%           (17.67)%         (10.96)%
RATIOS TO AVERAGE NET ASSETS (E)
  Expenses before expense reductions                   .68%              .67%              .67%               .68%             .65%
  Expenses net of voluntary waivers, if any            .68%              .67%              .67%               .68%             .65%
  Expenses net of all reductions                       .65%              .64%              .61%               .65%             .64%
  Net investment income (loss)                         .47%(G)           .28%              .25%               .19%             .07%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $7,796,888        $8,594,509        $7,016,147        $11,458,659      $15,517,271
  Portfolio turnover rate                               72%               61%               90%               105%             103%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)     Calculated based on average shares outstanding during the period.

(D) Investment income per share reflects a special dividend which amounted to $.08 per share.

(E) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(F)     Amount represents less than $.01 per share.

(G) As a result in the change in the estimate of the return of capital component of divided income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

FINANCIAL HIGHLIGHTS - SERVICE CLASS

YEARS ENDED DECEMBER 31,                           2004              2003              2002               2001            2000
                                                ----------        ----------        ----------         ----------      ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period            $    30.92        $    23.34        $    33.48         $    43.51      $    54.80
                                                ----------        ----------        ----------         ----------      ----------
Income from Investment Operations
  Net investment income (loss) (C)                     .11(D),(G)        .05               .04                .03            (.02)
  Net realized and unrealized gain (loss)              .90              7.58            (10.14)             (7.24)          (5.25)
                                                ----------        ----------        ----------         ----------      ----------
Total from investment operations                      1.01              7.63            (10.10)             (7.21)          (5.27)
                                                ----------        ----------        ----------         ----------      ----------
Distributions from net investment income              (.05)             (.05)             (.04)                --            (.05)
Distributions from net realized gain                    --                --                --              (2.82)          (5.97)
                                                ----------        ----------        ----------         ----------      ----------
  Total distributions                                 (.05)             (.05)             (.04)             (2.82)          (6.02)
                                                ----------        ----------        ----------         ----------      ----------
Redemption fees added to paid in capital                --(C),(F)         --(C),(F)         --(C),(F)          --              --
                                                ----------        ----------        ----------         ----------      ----------
Net asset value, end of period                  $    31.88        $    30.92        $    23.34         $    33.48      $    43.51
                                                ==========        ==========        ==========         ==========      ==========
TOTAL RETURN (A),(B)                                   3.26%            32.78%           (30.20)%           (17.74)%        (11.05)%
RATIOS TO AVERAGE NET ASSETS (E)
  Expenses before expense reductions                   .78%              .77%              .77%               .78%            .76%
  Expenses net of voluntary waivers, if any            .78%              .77%              .77%               .78%            .76%
  Expenses net of all reductions                       .75%              .74%              .71%               .75%            .74%
  Net investment income (loss)                         .37%(G)           .18%              .15%               .09%           (.04)%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $1,326,262        $1,401,298        $1,058,738         $1,655,758      $1,847,051
  Portfolio turnover rate                               72%               61%               90%               105%            103%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)     Calculated based on average shares outstanding during the period.

(D) Investment income per share reflects a special dividend which amounted to $.08 per share.

(E) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(F)     Amount represents less than $.01 per share.

(G) As a result in the change in the estimate of the return of capital component of divided income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

GROWTH PORTFOLIO                       14

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2

YEARS ENDED DECEMBER 31,                           2004              2003               2002              2001          2000(G)
                                                ----------        ----------        ----------         ----------    ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period            $    30.72        $    23.21        $    33.34         $    43.43    $    53.40
                                                ----------        ----------        ----------         ----------    ----------
Income from Investment Operations
  Net investment income (loss) (E)                     .07(F),(J)        .01                --(I)            (.02)         (.09)
  Net realized and unrealized gain (loss)              .89              7.53            (10.09)             (7.22)        (3.86)
                                                ----------        ----------        ----------         ----------    ----------
Total from investment operations                       .96              7.54            (10.09)             (7.24)        (3.95)
                                                ----------        ----------        ----------         ----------    ----------
Distributions from net investment income              (.04)             (.03)             (.04)              (.03)         (.05)
Distributions from net realized gain                    --                --                --              (2.82)        (5.97)
                                                ----------        ----------        ----------         ----------    ----------
  Total distributions                                 (.04)             (.03)             (.04)             (2.85)        (6.02)
                                                ----------        ----------        ----------         ----------    ----------
Redemption fees added to paid in capital                --(E),(I)         --(E),(I)         --(E),(I)          --            --
                                                ----------        ----------        ----------         ----------    ----------
Net asset value, end of period                  $    31.64        $    30.72        $    23.21         $    33.34    $    43.43
                                                ==========        ==========        ==========         ==========    ==========
TOTAL RETURN (B),(C),(D)                              3.12%            32.54%           (30.30)%           (17.87)%       (8.88)%
RATIOS TO AVERAGE NET ASSETS (H)
  Expenses before expense reductions                   .93%              .92%              .93%               .93%          .91%(A)
  Expenses net of voluntary waivers, if any            .93%              .92%              .93%               .93%          .91%(A)
  Expenses net of all reductions                       .90%              .89%              .87%               .90%          .90%(A)
  Net investment income (loss)                         .22%(J)           .02%             (.01)%             (.06)%        (.19)%(A)
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $  811,126        $  609,798        $  238,543         $  191,475    $   57,095
  Portfolio turnover rate                               72%               61%               90%               105%          103%

(A)     Annualized

(B)     Total returns for periods of less than one year are not annualized.

(C) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(D) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(E)     Calculated based on average shares outstanding during the period.

(F) Investment income per share reflects a special dividend which amounted to $.08 per share.

(G) For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

(H) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(I)     Amount represents less than $.01 per share.

(J) As a result in the change in the estimate of the return of capital component of divided income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2R

YEARS ENDED DECEMBER 31,                             2004             2003           2002(G)
                                                  ---------        ---------        ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $   30.65        $   23.20        $   31.05
                                                  ---------        ---------        ---------
Income from Investment Operations
  Net investment income (loss) (E)                      .07(F),(J)       .01             (.01)
  Net realized and unrealized gain (loss)               .88             7.51            (7.84)
                                                  ---------        ---------        ---------
Total from investment operations                        .95             7.52            (7.85)
                                                  ---------        ---------        ---------
Distributions from net investment income               (.06)            (.07)              --
                                                  ---------        ---------        ---------
Redemption fees added to paid in capital (E),(I)         --               --               --
                                                  ---------        ---------        ---------
Net asset value, end of period                    $   31.54        $   30.65        $   23.20
                                                  =========        =========        =========
TOTAL RETURN (B),(C),(D)                               3.10%           32.54%          (25.28)%
RATIOS TO AVERAGE NET ASSETS (H)
  Expenses before expense reductions                    .93%             .92%             .96%(A)
  Expenses net of voluntary waivers, if any             .93%             .92%             .96%(A)
  Expenses net of all reductions                        .90%             .90%             .90%(A)
  Net investment income (loss)                          .22%(J)          .02%            (.03)%(A)
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)         $   2,667        $   1,369        $     210
  Portfolio turnover rate                                72%              61%              90%

(A)     Annualized

(B)     Total returns for periods of less than one year are not annualized.

(C) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(D) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(E)     Calculated based on average shares outstanding during the period.

(F) Investment income per share reflects a special dividend which amounted to $.08 per share.

(G) For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

(H) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(I)     Amount represents less than $.01 per share.

(J) As a result in the change in the estimate of the return of capital component of divided income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

                                       15                          ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 2004

1.    SIGNIFICANT ACCOUNTING POLICIES.

Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

FOREIGN CURRENCY. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

INVESTMENT TRANSACTIONS AND INCOME. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

GROWTH PORTFOLIO                       16

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

UNREALIZED APPRECIATION                                         $ 2,326,119,909
UNREALIZED DEPRECIATION                                            (227,367,706)
                                                                ---------------
NET UNREALIZED APPRECIATION (DEPRECIATION)                        2,098,752,203
UNDISTRIBUTED ORDINARY INCOME                                        42,590,026
CAPITAL LOSS CARRYFORWARD                                        (3,653,617,452)

COST FOR FEDERAL INCOME TAX PURPOSES                            $ 7,836,788,157

The tax character of distributions paid was as follows:

                                                     DECEMBER 31,   DECEMBER 31,
                                                         2004           2003
                                                     ------------   ------------
ORDINARY INCOME                                      $ 25,185,765   $ 23,104,405
                                                     ============   ============

TRADING (REDEMPTION) FEES. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2.    OPERATING POLICIES.

REPURCHASE AGREEMENTS. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

RESTRICTED SECURITIES. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3.    PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,269,389,954 and $8,239,247,322, respectively.

4.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

                                       17                          ANNUAL REPORT

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets. For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

SERVICE CLASS                                                       $ 1,356,900
SERVICE CLASS 2                                                       1,781,135
SERVICE CLASS 2R                                                          5,349
                                                                    -----------
                                                                    $ 3,143,384
                                                                    ===========

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

INITIAL CLASS                                                       $ 5,336,742
SERVICE CLASS                                                           899,118
SERVICE CLASS 2                                                         486,224
SERVICE CLASS 2R                                                          1,447
                                                                    ------------
                                                                    $ 6,723,531
                                                                    ===========

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

CENTRAL FUNDS. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $825,101 for the period.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $609,973 for the period.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

                       AVERAGE DAILY     WEIGHTED AVERAGE           INTEREST EARNED              INTEREST
BORROWER OR LENDER     LOAN BALANCE       INTEREST RATE       (INCLUDED IN INTEREST INCOME)      EXPENSE
------------------     -------------     ----------------     -----------------------------     ----------
BORROWER               $  21,552,298                 1.39%                               --     $   39,066

5.    COMMITTED LINE OF CREDIT.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6.    SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any

GROWTH PORTFOLIO                       18
additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7.    EXPENSE REDUCTIONS.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,292,493 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,393.

8.    OTHER INFORMATION.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 35% of the total outstanding shares of the fund.

                                       19                          ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF VARIABLE INSURANCE PRODUCTS FUND AND THE SHAREHOLDERS OF GROWTH PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2005

GROWTH PORTFOLIO                       20

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and
(d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (74)**

      Year of Election or Appointment: 1981

      Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman
      (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

      Year of Election or Appointment: 2001

      Senior Vice President of VIP Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc.
      (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

      Year of Election or Appointment: 2003

      Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

      Year of Election or Appointment: 2003

      Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**    Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

                                       21                          ANNUAL REPORT

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (56)

      Year of Election or Appointment: 2005

      Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board
      (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
      (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

      Year of Election or Appointment: 1997

      Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

      Year of Election or Appointment: 2004

      Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

      Year of Election or Appointment: 2001

      Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company
      (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

      Year of Election or Appointment: 2000

      Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

GROWTH PORTFOLIO                       22

Name, Age; Principal Occupation

Marvin L. Mann (71)

      Year of Election or Appointment: 1993

      Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

      Year of Election or Appointment: 1997

      Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

      Year of Election or Appointment: 2005

      Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

      Year of Election or Appointment: 2001

      Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee
      (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

      Year of Election or Appointment: 2005

      Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board
      (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

                                       23                          ANNUAL REPORT

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

      Year of Election or Appointment: 2003

      Member of the Advisory Board of Variable Insurance Products Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director
      (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity(R) Magellan(R) Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

      Year of Election or Appointment: 2002

      Vice President of VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jennifer Uhrig (43)

      Year of Election or Appointment: 1997

      Vice President of VIP Growth. Ms. Uhrig also serves as Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.

Eric D. Roiter (56)

      Year of Election or Appointment: 1998

      Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and of Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

      Year of Election or Appointment: 2003

      Assistant Secretary of VIP Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

      Year of Election or Appointment: 2004

      President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

      Year of Election or Appointment: 2002

      Chief Financial Officer of VIP Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

      Year of Election or Appointment: 2004

      Chief Compliance Officer of VIP Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

GROWTH PORTFOLIO                       24

Name, Age; Principal Occupation

John R. Hebble (46)

      Year of Election or Appointment: 2003

      Deputy Treasurer of VIP Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

      Year of Election or Appointment: 2004

      Deputy Treasurer of VIP Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

      Year of Election or Appointment: 1986

      Assistant Treasurer of VIP Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (50)

      Year of Election or Appointment: 2004

      Assistant Treasurer of VIP Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

      Year of Election or Appointment: 2002

      Assistant Treasurer of VIP Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

      Year of Election or Appointment: 2004

      Assistant Treasurer of VIP Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

                                       25                          ANNUAL REPORT

DISTRIBUTIONS

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class                                                               100%
Service Class                                                               100%
Service Class 2                                                             100%
Service Class 2R                                                            100%

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

GROWTH PORTFOLIO                       26

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.(A)

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative..................................... 15,331,508,529.96        81.853
Against.........................................  2,429,553,894.02        12.972
Abstain.........................................    969,378,618.94         5.175
  TOTAL......................................... 18,730,441,042.92       100.000

PROPOSAL 2

To elect a Board of Trustees.(A)

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
J. MICHAEL COOK

Affirmative..................................... 17,770,642,454.98        94.876
Withheld........................................    959,798,587.94         5.124
  TOTAL......................................... 18,730,441,042.92       100.000

RALPH F. COX

Affirmative..................................... 17,759,356,374.26        94.815
Withheld........................................    971,084,668.66         5.185
  TOTAL......................................... 18,730,441,042.92       100.000

LAURA B. CRONIN

Affirmative..................................... 17,797,888,742.24        95.021
Withheld........................................    932,552,300.68         4.979
  TOTAL......................................... 18,730,441,042.92       100.000

DENNIS J. DIRKS(B)

Affirmative..................................... 17,802,602,074.45        95.046
Withheld........................................    927,838,968.47         4.954
  TOTAL......................................... 18,730,441,042.92       100.000

ROBERT M. GATES

Affirmative..................................... 17,784,855,823.58        94.952
Withheld........................................    945,585,219.34         5.048
  TOTAL......................................... 18,730,441,042.92       100.000

GEORGE H. HEILMEIER

Affirmative..................................... 17,768,875,556.56        94.866
Withheld........................................    961,565,486.36         5.134
  TOTAL......................................... 18,730,441,042.92       100.000

ABIGAIL P. JOHNSON

Affirmative..................................... 17,781,929,073.06        94.936
Withheld........................................    948,511,969.86         5.064
  TOTAL......................................... 18,730,441,042.92       100.000

EDWARD C. JOHNSON 3D

Affirmative..................................... 17,752,140,336.45        94.777
Withheld........................................    978,300,706.47         5.223
  TOTAL......................................... 18,730,441,042.92       100.000

DONALD J. KIRK

Affirmative..................................... 17,772,467,361.45        94.885
Withheld........................................    957,973,681.47         5.115
  TOTAL......................................... 18,730,441,042.92       100.000

MARIE L. KNOWLES

Affirmative..................................... 17,776,922,254.30        94.909
Withheld........................................    953,518,788.62         5.091
  TOTAL......................................... 18,730,441,042.92       100.000

NED C. LAUTENBACH

Affirmative..................................... 17,804,221,564.95        95.055
Withheld........................................    926,219,477.97         4.945
  TOTAL......................................... 18,730,441,042.92       100.000

MARVIN L. MANN

Affirmative..................................... 17,763,277,607.06        94.836
Withheld........................................    967,163,435.86         5.164
  TOTAL......................................... 18,730,441,042.92       100.000

WILLIAM O. MCCOY

Affirmative..................................... 17,758,560,162.11        94.811
Withheld........................................    971,880,880.81         5.189
  TOTAL......................................... 18,730,441,042.92       100.000

ROBERT L. REYNOLDS

Affirmative..................................... 17,806,026,904.06        95.065
Withheld........................................    924,414,138.86         4.935
  TOTAL......................................... 18,730,441,042.92       100.000

CORNELIA M. SMALL(B)

Affirmative..................................... 17,798,878,892.31        95.026
Withheld........................................    931,562,150.61         4.974
  TOTAL......................................... 18,730,441,042.92       100.000

WILLIAM S. STAVROPOULOS

Affirmative..................................... 17,786,496,107.78        94.960
Withheld........................................    943,944,935.14         5.040
  TOTAL......................................... 18,730,441,042.92       100.000

PROPOSAL 3

To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund on behalf of the fund.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative.....................................  5,975,028,070.83        88.802
Against.........................................    315,998,524.66         4.696
Abstain.........................................    437,489,754.25         6.502
  TOTAL.........................................  6,728,516,349.74       100.000

PROPOSAL 4

To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund on behalf of the fund.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative...................................... 5,967,060,487.85        88.683
Against..........................................   322,604,636.29         4.795
Abstain..........................................   438,851,225.60         6.522
  TOTAL.......................................... 6,728,516,349.74       100.000

                                       27                          ANNUAL REPORT

PROPOSAL 5

To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ for the fund.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative                                       5,952,404,198.80        88.465
Against                                             333,946,456.42         4.963
Abstain                                             442,165,694.52         6.572
  TOTAL                                           6,728,516,349.74       100.000

PROPOSAL 6

To approve a new master international research agreement between FMR and FIIA on behalf of the fund.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative                                       5,970,554,038.68        88.735
Against                                             321,092,817.96         4.772
Abstain                                             436,869,493.10         6.493
  TOTAL                                           6,728,516,349.74       100.000

PROPOSAL 7

To approve a new sub-research agreement between FIIA and FIIA (U.K.)L on behalf of the fund.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative                                       5,968,891,984.81        88.710
Against                                             319,296,673.74         4.746
Abstain                                             440,327,691.19         6.544
  TOTAL                                           6,728,516,349.74       100.000

PROPOSAL 8

To approve a new sub-research agreement between FIIA and FIJ on behalf of the fund.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative                                       5,979,761,945.37        88.872
Against                                             322,291,647.58         4.790
Abstain                                             426,462,756.79         6.338
  TOTAL                                           6,728,516,349.74       100.000

PROPOSAL 9

To amend the fund's fundamental investment limitation concerning borrowing.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative                                       5,946,204,016.89        88.373
Against                                             412,358,112.36         6.129
Abstain                                             369,954,220.49         5.498
  TOTAL                                           6,728,516,349.74       100.000

PROPOSAL 10

To amend the fund's fundamental investment limitation concerning lending.

                                                       # OF               % OF
                                                       VOTES              VOTES
                                                 -----------------       -------
Affirmative                                       5,843,159,022.83        86.842
Against                                             468,598,250.73         6.964
Abstain                                             416,759,076.18         6.194
  TOTAL                                           6,728,516,349.74       100.000

(A)     Denotes trust-wide proposals and voting results.

(B)     Effective January 1, 2005.

GROWTH PORTFOLIO                       28

                                       29                          ANNUAL REPORT

GROWTH PORTFOLIO                               30

                                       31                          ANNUAL REPORT

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

FMR Co., Inc.

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

Mellon Bank, N.A.
Pittsburgh, PA

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
MID CAP PORTFOLIO


                                                               (PYRAMID GRAPHIC)


ANNUAL REPORT
DECEMBER 31, 2004

(FIDELITY INVESTMENTS LOGO)

CONTENTS

PERFORMANCE                      3   How the fund has done over time.

MANAGEMENT'S DISCUSSION          4   The manager's review of fund performance,
                                     strategy and outlook.

SHAREHOLDER EXPENSE EXAMPLE      5   An example of shareholder expenses.

INVESTMENT SUMMARY               6   A summary of the fund's investments at
                                     period end.

INVESTMENTS                      7   A complete list of the fund's investments
                                     with their market values.

FINANCIAL STATEMENTS            19   Statements of assets and liabilities,
                                     operations, and changes in net assets, as
                                     well as financial highlights.

NOTES                           23   Notes to the financial statements.

REPORT OF INDEPENDENT           27
REGISTERED PUBLIC ACCOUNTING
FIRM

TRUSTEES AND OFFICERS           28

DISTRIBUTIONS                   33

PROXY VOTING RESULTS            34

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED -  MAY LOSE VALUE -  NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

MID CAP PORTFOLIO                      2

FIDELITY VARIABLE INSURANCE PRODUCTS: MID CAP PORTFOLIO

PERFORMANCE: THE BOTTOM LINE

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

AVERAGE ANNUAL TOTAL RETURNS


PERIODS ENDED DECEMBER 31, 2004                             PAST 1     PAST 5     LIFE OF
                                                             YEAR      YEARS      FUND(A)
                                                             ----      -----      --------
Fidelity (R) VIP: Mid Cap Portfolio - Initial Class         24.92%     15.11%      20.74%
Fidelity VIP: Mid Cap Portfolio - Service Class(B)          24.77%     14.98%      20.61%
Fidelity VIP: Mid Cap Portfolio - Service Class 2(C)        24.60%     14.81%      20.46%

(A)   From December 28, 1998.

(B) Performance for Service Class shares reflects an asset based distribution fee (12b-1).

(C) The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 OVER LIFE OF FUND

Let's say hypothetically that $10,000 was invested in Fidelity(R) Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P(R) MidCap 400 Index performed the same period.

                            (FUND PERFORMANCE GRAPH)
                                                        Value at
                                             -------------------------------
                                              12/28/98             12/31/04
                                             ----------           ----------
Fidelity VIP: Mid Cap - Initial Class         $10,000               $31,057
S&P MidCap 400                                $10,000               $19,083

                                       3                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS: MID CAP PORTFOLIO
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Comments from Thomas Allen, Portfolio Manager of Fidelity(R) Variable Insurance
Products: Mid Cap Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000(R) Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500(SM) Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000(R) Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite(R) Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial Average(SM) gained 5.37% for the year.

For the 12-month period that ended December 31, 2004, the fund solidly outperformed both the Standard & Poor's(R) MidCap 400 Index, which gained 16.48%, and the Lipper(SM) Variable Annuity Mid-Cap Funds Average, which rose 15.30%. Rising oil prices helped boost many energy stocks during the period, and the fund was fortunate to own some of those that rose more than others, including Southwestern Energy and PetroKazakhstan, based in the former Soviet Union. Favorable stock selection in health care equipment and services companies, such as pharmacy benefits manager Caremark Rx, also helped the fund beat its index, as did an underweighting in the weak semiconductor group. The fund's overweighting in materials turned out to be a double-edged sword: Steel stocks worked very well, driven by tight supply, increasing demand from emerging markets and a moderately weaker U.S. dollar, while our gold-related holdings performed poorly, including such names as Newmont Mining, Buenaventura Mining and Harmony Gold.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

MID CAP PORTFOLIO                      4

FIDELITY VARIABLE INSURANCE PRODUCTS: MID CAP PORTFOLIO

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                         EXPENSES PAID
                                                         DURING PERIOD*
                     BEGINNING           ENDING          JULY 1, 2004
                   ACCOUNT VALUE      ACCOUNT VALUE      TO DECEMBER 31,
                    JULY 1, 2004    DECEMBER 31, 2004        2004
                    ------------    -----------------        ----
INITIAL CLASS
Actual             $   1,000.00       $   1,176.60         $   3.94
Hypothetical(A)    $   1,000.00       $   1,021.52         $   3.66
SERVICE CLASS
Actual             $   1,000.00       $   1,175.50         $   4.48
Hypothetical(A)    $   1,000.00       $   1,021.01         $   4.17
SERVICE CLASS 2
Actual             $   1,000.00       $   1,175.00         $   5.30
Hypothetical(A)    $   1,000.00       $   1,020.26         $   4.93

(A)   5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                   ANNUALIZED
                                                                  EXPENSE RATIO
                                                                  -------------
INITIAL CLASS                                                        .72%
SERVICE CLASS                                                        .82%
SERVICE CLASS 2                                                      .97%

                                       5                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31, 2004

                                                                     % OF FUND'S
                                                                      NET ASSETS
                                                                      ----------
Newmont Mining Corp.                                                       2.5
Nucor Corp.                                                                2.4
Invitrogen Corp.                                                           2.4
Steel Dynamics, Inc.                                                       1.6
Charles River Laboratories International, Inc.                             1.6
                                                                           ---
                                                                          10.5
                                                                           ---

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 2004

                                                                     % OF FUND'S
                                                                      NET ASSETS
                                                                      ----------
Materials                                                                 18.4
Health Care                                                               15.9
Energy                                                                    13.5
Industrials                                                               11.2
Consumer Discretionary                                                    11.0

ASSET ALLOCATION AS OF DECEMBER 31, 2004                (PIE CHART)

% OF FUND'S NET ASSETS*
   Stocks                            96.7%
   Short-Term
   Investments and
   Net Other Assets                   3.3%

*  Foreign investments               27.3%


MID CAP PORTFOLIO                      6

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS DECEMBER 31, 2004

Showing Percentage of Net Assets

COMMON STOCKS - 96.7%

                                                  SHARES    VALUE (NOTE 1)
CONSUMER DISCRETIONARY - 11.0%
AUTO COMPONENTS - 1.7%
Amerigon, Inc. (a)                                    100    $        374
Autoliv, Inc.                                     144,100       6,960,030
Bharat Forge Ltd.                                  55,244       1,373,947
BorgWarner, Inc.                                  146,100       7,914,237
China Yuchai International Ltd. (a)                   100           1,328
Continental AG                                        100           6,339
Gentex Corp.                                      532,100      19,698,342
IMPCO Technologies, Inc. (a)(e)                 1,506,400      11,373,320
Johnson Controls, Inc.                                200          12,688
LKQ Corp. (a)                                     315,337       6,328,814
Nokian Tyres Ltd.                                  96,700      14,665,743
Starcraft Corp. (a)                                   105           1,469
                                                             ------------
                                                               68,336,631
                                                             ------------
AUTOMOBILES - 0.1%
Bajaj Auto Ltd.                                    35,300         923,268
Denway Motors Ltd.                                  4,000           1,428
Fiat Spa sponsord ADR (a)                             100             798
Harley-Davidson, Inc.                                 100           6,075
Hero Honda Motors Ltd.                            221,071       2,925,549
Mahindra & Mahindra Ltd.                              100           1,261
Maruti Udyog Ltd.                                     100           1,068
Tata Motors Ltd.                                      100           1,168
Thor Industries, Inc.                                 200           7,410
                                                             ------------
                                                                3,868,025
                                                             ------------
DISTRIBUTORS - 0.0%
Educational Development Corp.                         100           1,044
Li & Fung Ltd.                                      2,000           3,371
                                                             ------------
                                                                    4,415
                                                             ------------
HOTELS, RESTAURANTS & LEISURE - 3.1%
Accor SA                                              100           4,369
AFC Enterprises, Inc. (a)                             100           2,365
Applebee's International, Inc.                        150           3,968
BJ's Restaurants, Inc. (a)                            100           1,400
Buffalo Wild Wings, Inc. (a)                      208,000       7,240,480
Jack in the Box, Inc. (a)                          23,600         870,132
Jurys Doyle Hotel Group PLC (Ireland)                 100           1,671
Krispy Kreme Doughnuts, Inc. (a)                      100           1,260
Kuoni Reisen Holding AG Class B (Reg.)                100          43,881
Outback Steakhouse, Inc.                          773,700      35,419,986
P.F. Chang's China Bistro, Inc. (a)                   100           5,635
Red Robin Gourmet Burgers, Inc. (a)               198,000      10,587,060
Royal Caribbean Cruises Ltd.                      511,000      27,818,840
Sonic Corp. (a)                                 1,372,825      41,871,163
Total Entertainment Restaurant Corp. (a)              100           1,192
                                                             ------------
                                                              123,873,402
                                                             ------------
HOUSEHOLD DURABLES - 1.3%
Alba PLC                                          581,101       7,137,036
Arcelik AS (a)                                        100               1
Fedders Corp.                                         100             362
Garmin Ltd.                                            51           3,103
George Wimpey PLC                                     100             776
Harman International Industries, Inc.             118,400      15,036,800
Hovnanian Enterprises, Inc. Class A (a)               200           9,904
LG Electronics, Inc.                              167,270      10,357,427
Makita Corp. sponsored ADR                            100           1,775
Rational AG                                        39,471       3,665,649
Sekisui House Ltd.                                877,000      10,222,962
Skyworth Digital Holdings Ltd.                      2,052             306
Toll Brothers, Inc. (a)                           105,000       7,204,050
William Lyon Homes, Inc. (a)                          100           7,024
                                                             ------------
                                                               53,647,175
                                                             ------------
INTERNET & CATALOG RETAIL - 0.2%
1-800-FLOWERS.com, Inc. Class A (a)                   200           1,682
Alloy, Inc. (a)                                       100             807
Audible, Inc. (a)                                     100           2,605
GSI Commerce, Inc. (a)                                100           1,778
Overstock.com, Inc. (a)                               100           6,900
Provide Commerce, Inc.                             65,200       2,422,180
Rakuten, Inc. (d)                                     301         343,815
Rakuten, Inc. New (a)(d)                            2,709       3,094,338
ValueVision Media, Inc. Class A (a)                   100           1,391
                                                             ------------
                                                                5,875,496
                                                             ------------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Arctic Cat, Inc.                                      100           2,652
Asia Optical Co., Inc.                             28,718         159,896
Jumbo SA                                          295,690       2,302,419
Mega Bloks, Inc. (a)                                  100           1,588
Oakley, Inc.                                          100           1,275
Polaris Industries, Inc.                              200          13,604
SCP Pool Corp.                                        225           7,178
SHIMANO, Inc.                                         100           2,856
                                                             ------------
                                                                2,491,468
                                                             ------------
MEDIA - 0.6%
Astral Media, Inc. Class A (non-vtg.)             365,800       9,931,470
Chum Ltd. Class B (non-vtg.)                          200           4,958
Clear Media Ltd. (a)                              243,000         226,656
Cumulus Media, Inc. Class A (a)                       100           1,508
E.W. Scripps Co. Class A                              100           4,828
Fox Entertainment Group, Inc. Class A (a)             100           3,126
Gemstar-TV Guide International, Inc. (a)              100             592
Getty Images, Inc. (a)                                100           6,885
Grupo Televisa SA de CV sponsored ADR                 100           6,050
Harris Interactive, Inc. (a)                          100             790
Impresa SGPS (a)                                      100             787
Insignia Systems, Inc. (a)                            100             218
JC Decaux SA (a)                                      100           2,914
Modern Times Group AB (MTG) (B Shares) (a)            100           2,724
Padmalaya Telefilms Ltd. (a)                          100             122
Saga Communications, Inc. Class A (a)                 100           1,685
Salem Communications Corp. Class A (a)             48,300       1,205,085
SBS Broadcasting SA (a)                               100           4,023
Scholastic Corp. (a)                                  100           3,696

See accompanying notes which are an integral part of the financial statements.


                                       7                           ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED


                                                                                           SHARES         VALUE (NOTE 1)
CONSUMER DISCRETIONARY - CONTINUED
MEDIA - CONTINUED
SKY Perfect Communications, Inc. ...............................................              5,512        $  5,973,172
Sogecable SA (a) ...............................................................                100               4,430
Spanish Broadcasting System, Inc. Class A (a) ..................................                100               1,056
TiVo, Inc. (a) .................................................................                100                 587
Trader Classified Media NV (A Shares) ..........................................                100               1,384
Zee Telefilms Ltd. .............................................................          1,820,140           7,219,538
                                                                                                           ------------
                                                                                                             24,608,284
                                                                                                           ------------

MULTILINE RETAIL - 0.1%
99 Cents Only Stores (a) .......................................................                100               1,616
Dollar General Corp. ...........................................................                100               2,077
Dollar Tree Stores, Inc. (a) ...................................................                100               2,868
Don Quijote Co. Ltd. (d) .......................................................            113,100           5,774,802
Family Dollar Stores, Inc. .....................................................                100               3,123
                                                                                                           ------------
                                                                                                              5,784,486
                                                                                                           ------------

SPECIALTY RETAIL - 2.7%
Abercrombie & Fitch Co. Class A ................................................                100               4,695
AC Moore Arts & Crafts, Inc. (a) ...............................................            705,100          20,313,931
Advance Auto Parts, Inc. (a) ...................................................                200               8,736
Aeropostale, Inc. (a) ..........................................................                100               2,943
Best Buy Co., Inc. .............................................................                200              11,884
CarMax, Inc. (a) ...............................................................            622,400          19,325,520
Chico's FAS, Inc. (a) ..........................................................                100               4,553
Cost Plus, Inc. (a) ............................................................            142,700           4,584,951
Esprit Holdings Ltd. ...........................................................                500               3,023
French Connection Group PLC ....................................................                100                 471
Genesco, Inc. (a) ..............................................................                100               3,114
Guitar Center, Inc. (a) ........................................................                100               5,269
Hot Topic, Inc. (a) ............................................................            323,883           5,567,549
KOMERI Co. Ltd. (d) ............................................................            672,100          18,306,737
Michaels Stores, Inc. ..........................................................                200               5,994
Nitori Co. Ltd. (d) ............................................................            233,050          15,221,171
O'Reilly Automotive, Inc. (a) ..................................................                100               4,505
Pacific Sunwear of California, Inc. (a) ........................................            305,000           6,789,300
Pantaloon Retail India Ltd. ....................................................                100               1,689
Peacock Group PLC ..............................................................          1,271,844           6,638,792
PETsMART, Inc. .................................................................             24,000             852,720
Pier 1 Imports, Inc. ...........................................................                100               1,970
RONA, Inc. (a) .................................................................            100,000           3,400,000
Ross Stores, Inc. ..............................................................             43,900           1,267,393
Sa Sa International Holdings Ltd. ..............................................              2,000               1,074
Select Comfort Corp. (a) .......................................................                100               1,794
Sharper Image Corp. (a) ........................................................                100               1,885
Shimamura Co. Ltd. .............................................................                100               7,303
TBC Corp. New (a) ..............................................................                100               2,780
The Bombay Company, Inc. (a) ...................................................                100                 553
Tiffany & Co., Inc. ............................................................             57,100           1,825,487
Tractor Supply Co. (a) .........................................................                100               3,721
Urban Outfitters, Inc. (a) .....................................................                400              17,760
Williams-Sonoma, Inc. (a) ......................................................             54,700           1,916,688
                                                                                                           ------------
                                                                                                            106,105,955
                                                                                                           ------------

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Columbia Sportswear Co. (a) ....................................................            579,600          34,549,956
Compagnie Financiere Richemont unit ............................................                100               3,322
Folli Follie SA ................................................................             42,980           1,259,378
Gildan Activewear, Inc. Class A (sub. vtg.) (a) ................................                100               3,399
K-Swiss, Inc. Class A ..........................................................                200               5,824
Kenneth Cole Productions, Inc. Class A (sub. vtg.) .............................                100               3,086
NIKE, Inc. Class B .............................................................                100               9,069
Polo Ralph Lauren Corp. Class A ................................................                100               4,260
Quiksilver, Inc. (a) ...........................................................                200               5,958
Ted Baker PLC ..................................................................            945,208           8,761,144
The Swatch Group AG (Bearer) ...................................................                100              14,647
Timberland Co. Class A (a) .....................................................                100               6,267
Weyco Group, Inc. ..............................................................                100               4,429
Wolverine World Wide, Inc. .....................................................                100               3,142
                                                                                                           ------------
                                                                                                             44,633,881
                                                                                                           ------------
  TOTAL CONSUMER DISCRETIONARY .................................................                            439,229,218
                                                                                                           ------------

CONSUMER STAPLES - 7.4%
BEVERAGES - 0.0%
Boston Beer Co., Inc. Class A (a) ..............................................                100               2,127
Companhia de Bebidas das Americas (AmBev) sponsored ADR ........................                100               2,833
Fomento Economico Mexicano SA de CV sponsored ADR ..............................                100               5,261
Grupo Modelo SA de CV Series C .................................................                100                 275
Hansen Natural Corp. (a) .......................................................                100               3,641
Jones Soda Co. (a) .............................................................             95,700             330,165
MGP Ingredients, Inc. ..........................................................                200               1,728
Pernod-Ricard ..................................................................                100              15,288
Tsingtao Brewery Co. Ltd. (H Shares) ...........................................              1,000               1,010
                                                                                                           ------------
                                                                                                                362,328
                                                                                                           ------------

FOOD & STAPLES RETAILING - 0.4%
Central European Distribution Corp. (a) ........................................                150               4,431
Massmart Holdings Ltd. .........................................................            847,869           6,778,342
Plant Co. Ltd. .................................................................            120,300           1,820,414
Shinsegae Co. Ltd. .............................................................              1,390             382,008
Whole Foods Market, Inc. .......................................................             74,600           7,113,110
                                                                                                           ------------
                                                                                                             16,098,305
                                                                                                           ------------

FOOD PRODUCTS - 6.3%
Archer-Daniels-Midland Co. .....................................................          2,678,000          59,746,180
Barry Callebaut AG .............................................................             23,513           5,839,817
Bunge Ltd. .....................................................................            638,200          36,383,782
Corn Products International, Inc. ..............................................            713,400          38,209,704
Fresh Del Monte Produce, Inc. ..................................................                100               2,961
Glanbia PLC ....................................................................            784,887           2,981,268
Green Mountain Coffee Roasters, Inc. (a) .......................................             47,993           1,204,624


See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                             8

                                                                                            SHARES        VALUE (NOTE 1)
CONSUMER STAPLES - CONTINUED
FOOD PRODUCTS - CONTINUED
Hershey Foods Corp. ............................................................            504,300        $ 28,008,822
Hormel Foods Corp. .............................................................                100               3,135
IAWS Group PLC (Ireland) .......................................................             25,450             421,195
Lindt & Spruengli AG ...........................................................                400           5,844,925
Lindt & Spruengli AG (participation certificate) ...............................              2,770           3,933,354
McCormick & Co., Inc. (non-vtg.) ...............................................            496,000          19,145,600
Peet's Coffee & Tea, Inc. (a) ..................................................                100               2,647
People's Food Holdings Ltd. ....................................................         10,068,165           9,253,261
PT Indofood Sukses Makmur Tbk ..................................................         56,655,500           4,889,370
Smithfield Foods, Inc. (a) .....................................................          1,230,200          36,401,618
SunOpta, Inc. (a) ..............................................................             39,000             279,825
Wimm-Bill-Dann Foods OJSC ADR (a) ..............................................             65,400             935,874
Wm. Wrigley Jr. Co. ............................................................                100               6,919
                                                                                                           ------------
                                                                                                            253,494,881
                                                                                                           ------------

HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet Co. Class A (a) ...........................................                100               4,174
Godrej Consumer Products Ltd. ..................................................            178,876           1,237,657
Hindustan Lever Ltd. ...........................................................            104,300             345,818
Kao Corp. ......................................................................              1,000              25,578
Reckitt Benckiser PLC ..........................................................                300               9,062
                                                                                                           ------------
                                                                                                              1,622,289
                                                                                                           ------------

PERSONAL PRODUCTS - 0.6%
Alberto-Culver Co. .............................................................                150               7,286
Estee Lauder Companies, Inc. Class A ...........................................             63,300           2,897,241
Hengan International Group Co. Ltd. ............................................         12,932,600           8,485,521
Kose Corp. .....................................................................                100               4,393
Natura Cosmeticos SA ...........................................................            166,500           4,858,340
Shiseido Co. Ltd. ADR ..........................................................            459,900           6,645,555
USANA Health Sciences, Inc. (a) ................................................                200               6,840
                                                                                                           ------------
                                                                                                             22,905,176
                                                                                                           ------------
  TOTAL CONSUMER STAPLES .......................................................                            294,482,979
                                                                                                           ------------

ENERGY - 13.5%
ENERGY EQUIPMENT & SERVICES - 9.7%
BJ Services Co. ................................................................            648,610          30,186,309
Cal Dive International, Inc. (a) ...............................................            467,400          19,046,550
Carbo Ceramics, Inc. ...........................................................                100               6,900
Compagnie Generale de Geophysique SA (a) .......................................                100               6,884
Cooper Cameron Corp. (a) .......................................................            317,000          17,057,770
Core Laboratories NV (a) .......................................................            230,700           5,386,845
FMC Technologies, Inc. (a) .....................................................            307,500           9,901,500
Global Industries Ltd. (a) .....................................................          1,530,489          12,687,754
GlobalSantaFe Corp. ............................................................            692,450          22,927,020
Gulf Island Fabrication, Inc. ..................................................            211,200           4,610,496
Helmerich & Payne, Inc. ........................................................            195,600           6,658,224
Hydril Co. (a) .................................................................                100               4,551
Input/Output, Inc. (a) .........................................................          1,327,000          11,730,680
Nabors Industries Ltd. (a) .....................................................            688,800          35,328,552
National-Oilwell, Inc. (a) .....................................................            235,300           8,303,737
Noble Corp. (a) ................................................................            345,300          17,175,222
NS Group, Inc. (a) .............................................................                100               2,780
Oceaneering International, Inc. (a) ............................................            360,086          13,438,410
Parker Drilling Co. (a) ........................................................          1,996,800           7,847,424
Pason Systems, Inc. ............................................................            756,300          23,319,250
Patterson-UTI Energy, Inc. .....................................................            204,300           3,973,635
Pioneer Drilling Co. (a) .......................................................          1,190,100          12,008,109
Precision Drilling Corp. (a) ...................................................            153,300           9,647,680
Pride International, Inc. (a) ..................................................            565,700          11,619,478
Rowan Companies, Inc. (a) ......................................................            345,600           8,951,040
Smith International, Inc. (a) ..................................................            251,090          13,661,807
Superior Energy Services, Inc. (a) .............................................            316,900           4,883,429
Transocean, Inc. (a) ...........................................................            524,800          22,246,272
Unit Corp. (a) .................................................................            356,000          13,602,760
Varco International, Inc. (a) ..................................................          1,153,848          33,634,655
Veritas DGC, Inc. (a) ..........................................................                100               2,241
Weatherford International Ltd. (a) .............................................            139,800           7,171,740
                                                                                                           ------------
                                                                                                            387,029,704
                                                                                                           ------------

OIL & GAS - 3.8%
Ashland, Inc. ..................................................................             25,900           1,512,042
Caltex Australia Ltd. ..........................................................          1,004,943           8,538,864
China Petroleum & Chemical Corp. sponsored ADR .................................                100               4,099
Comstock Resources, Inc. (a) ...................................................             93,100           2,052,855
Golar LNG Ltd. (a) .............................................................            515,700           7,501,323
Golar LNG Ltd. (Nasdaq) (a) ....................................................             21,393             318,542
JKX Oil & Gas ..................................................................                 91                 202
Niko Resources Ltd. ............................................................            138,000           5,804,050
PetroChina Co. Ltd. sponsored ADR ..............................................                100               5,369
PetroKazakhstan, Inc. Class A ..................................................            594,600          22,064,615
Petroleo Brasileiro SA Petrobras sponsored:
  ADR ..........................................................................                100               3,978
  ADR (non-vtg.) ...............................................................                100               3,621
Premcor, Inc. ..................................................................            293,300          12,368,461
Southwestern Energy Co. (a) ....................................................            780,200          39,548,338
Surgutneftegaz JSC sponsored ADR ...............................................                100               3,740
Talisman Energy, Inc. ..........................................................            194,500           5,243,396
Tesoro Petroleum Corp. (a) .....................................................            465,900          14,843,574
Valero Energy Corp. ............................................................            718,500          32,619,900
World Fuel Services Corp. ......................................................             31,500           1,568,700
XTO Energy, Inc. ...............................................................                125               4,423
                                                                                                           ------------
                                                                                                            154,010,092
                                                                                                           ------------
  TOTAL ENERGY .................................................................                            541,039,796
                                                                                                           ------------

FINANCIALS - 8.3%
CAPITAL MARKETS - 0.5%
BlackRock, Inc. Class A ........................................................                100               7,726
Deutsche Bank AG (NY Shares) ...................................................             13,000           1,157,130
E*TRADE Financial Corp. (a) ....................................................                100               1,495
Eaton Vance Corp. (non-vtg.) ...................................................                100               5,215

See accompanying notes which are an integral part of the financial statements.

                                     9                             ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                                             SHARES       VALUE (NOTE 1)

FINANCIALS - CONTINUED
CAPITAL MARKETS - CONTINUED
Federated Investors, Inc. Class B (non-vtg.) ...................................                100        $      3,040
International Assets Holding Corp. (a) .........................................                100                 757
Investors Financial Services Corp. .............................................             49,700           2,484,006
Kotak Mahindra Bank Ltd. .......................................................            439,734           2,912,920
Matsui Securities Co. Ltd. .....................................................            208,800           7,277,321
Mitsubishi Securities Co. Ltd. .................................................            511,700           5,605,071
Nuveen Investments, Inc. Class A ...............................................                100               3,947
T. Rowe Price Group, Inc. ......................................................                200              12,440
                                                                                                           ------------
                                                                                                             19,471,068
                                                                                                           ------------

COMMERCIAL BANKS - 3.4%
Banco Itau Holding Financeira SA:
  (PN) .........................................................................                900             134,864
sponsored ADR (non-vtg.) .......................................................             33,900           2,548,263
Bank Austria Creditanstalt AG ..................................................            201,075          18,139,091
Bank of Baroda .................................................................          1,220,572           6,874,431
Bank of Fukuoka Ltd. (d) .......................................................          2,110,000          13,904,618
Bank of India ..................................................................          6,393,456          13,939,951
Bank of Yokohama Ltd. ..........................................................          2,431,000          15,331,700
BOK Financial Corp. (a) ........................................................                103               5,022
Boston Private Financial Holdings, Inc. ........................................            106,100           2,988,837
Canara Bank ....................................................................            401,535           1,973,788
Capitalia Spa ..................................................................          9,229,479          42,205,762
Cathay General Bancorp .........................................................                 20                 750
Center Financial Corp., California .............................................             20,600             412,412
Commerce Bancorp, Inc., New Jersey .............................................             68,400           4,404,960
CVB Financial Corp. ............................................................                110               2,922
East West Bancorp, Inc. ........................................................                200               8,392
First Horizon National Corp. ...................................................                100               4,311
Fulton Financial Corp. .........................................................                 11                 256
HDFC Bank Ltd. sponsored ADR ...................................................             18,100             821,016
Hiroshima Bank Ltd. ............................................................            389,000           2,058,362
ICICI Bank Ltd. sponsored ADR ..................................................              5,000             100,750
Irwin Financial Corp. ..........................................................                100               2,839
Lakeland Financial Corp. .......................................................                100               3,970
M&T Bank Corp. .................................................................                100              10,784
OTP Bank Rt. ...................................................................                100               3,082
Popular, Inc. ..................................................................                200               5,766
PrivateBancorp, Inc. ...........................................................                200               6,446
State Bancorp, Inc., New York ..................................................                  5                 138
State Bank of India ............................................................            448,533           7,333,644
Sumitomo Trust & Banking Co. Ltd. ..............................................              1,000               7,234
SunTrust Banks, Inc. ...........................................................                 49               3,620
TCF Financial Corp. ............................................................                200               6,428
Texas Regional Bancshares, Inc. Class A ........................................                150               4,902
UCBH Holdings, Inc. ............................................................                100               4,582
UnionBanCal Corp. ..............................................................                100               6,448
Valley National Bancorp ........................................................                105               2,903
Westcorp .......................................................................                100               4,593
Wintrust Financial Corp. .......................................................             48,000           2,734,080
                                                                                                           ------------
                                                                                                            136,001,917
                                                                                                           ------------

CONSUMER FINANCE - 0.0%
American Express Co. ...........................................................                100               5,637
Capital One Financial Corp. ....................................................                100               8,421
First Cash Financial Services, Inc. (a) ........................................                150               4,007
STB Leasing Co. Ltd. ...........................................................                100               1,874
                                                                                                           ------------
                                                                                                                 19,939
                                                                                                           ------------

DIVERSIFIED FINANCIAL SERVICES - 0.4%
eSpeed, Inc. Class A (a) .......................................................                100               1,237
Moody's Corp. ..................................................................             54,100           4,698,585
Power Financial Corp. ..........................................................                100               2,666
Principal Financial Group, Inc. ................................................                100               4,094
TSX Group, Inc. ................................................................            244,800          10,952,760
                                                                                                           ------------
                                                                                                             15,659,342
                                                                                                           ------------

INSURANCE - 2.7%
ACE Ltd. .......................................................................                100               4,275
AFLAC, Inc. ....................................................................              2,800             111,552
Arthur J. Gallagher & Co. ......................................................                100               3,250
Assurant, Inc. .................................................................          1,232,500          37,652,875
Brown & Brown, Inc. ............................................................             38,000           1,654,900
Erie Indemnity Co. Class A .....................................................                100               5,257
Genworth Financial, Inc. Class A ...............................................                100               2,700
Hilb Rogal & Hobbs Co. .........................................................                200               7,248
Horace Mann Educators Corp. ....................................................                100               1,908
MBIA, Inc. .....................................................................             54,600           3,455,088
Mercury General Corp. ..........................................................             28,100           1,683,752
Ohio Casualty Corp. (a) ........................................................            122,800           2,850,188
Old Republic International Corp. ...............................................                150               3,795
Progressive Corp. ..............................................................             67,100           5,692,764
Reinsurance Group of America, Inc. .............................................            486,100          23,551,545
Scottish Re Group Ltd. .........................................................              8,100             209,790
StanCorp Financial Group, Inc. .................................................                100               8,250
Triad Guaranty, Inc. (a) .......................................................                100               6,048
UnumProvident Corp. ............................................................                100               1,794
USI Holdings Corp. (a) .........................................................            187,500           2,169,375
W.R. Berkley Corp. .............................................................            618,575          29,178,183
Zenith National Insurance Corp. ................................................                300              14,952
                                                                                                           ------------
                                                                                                            108,269,489
                                                                                                           ------------

REAL ESTATE - 1.0%
CBL & Associates Properties, Inc. ..............................................             17,300           1,320,855
Corporate Office Properties Trust (SBI) ........................................            147,100           4,317,385
Equity Lifestyle Properties, Inc. ..............................................                100               3,575
Equity Residential (SBI) .......................................................                100               3,618
General Growth Properties, Inc. ................................................            167,100           6,042,336
Kimco Realty Corp. .............................................................            226,000          13,105,740
Pan Pacific Retail Properties, Inc. ............................................            114,400           7,172,880
Plum Creek Timber Co., Inc. ....................................................            141,300           5,431,572
United Dominion Realty Trust, Inc. (SBI) .......................................             29,200             724,160
Weingarten Realty Investors (SBI) ..............................................                100               4,010
                                                                                                           ------------
                                                                                                             38,126,131
                                                                                                           ------------

See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                          10

                                                                   SHARES       VALUE (NOTE 1)
FINANCIALS - CONTINUED
THRIFTS & MORTGAGE FINANCE - 0.3%
Doral Financial Corp.                                                 147,800   $    7,279,150
Golden West Financial Corp., Delaware                                  79,940        4,909,915
MGIC Investment Corp.                                                     100            6,891
Radian Group, Inc.                                                        100            5,324
Sterling Financial Corp., Washington (a)                                  110            4,319
W Holding Co., Inc.                                                       156            3,579
Washington Federal, Inc.                                                  110            2,919
                                                                                --------------
                                                                                    12,212,097
                                                                                --------------
  TOTAL FINANCIALS                                                                 329,759,983
                                                                                --------------
HEALTH CARE - 15.9%
BIOTECHNOLOGY - 6.5%
Affymetrix, Inc. (a)                                                  190,600        6,966,430
Albany Molecular Research, Inc. (a)                                       100            1,114
Alnylam Pharmaceuticals, Inc.                                             100              738
Applera Corp. - Celera Genomics Group (a)                                 100            1,375
Bachem Holding AG (B Shares)                                              100            5,744
Celgene Corp. (a)                                                         200            5,306
Charles River Laboratories International, Inc. (a)                  1,389,204       63,917,276
Ciphergen Biosystems, Inc. (a)                                            100              430
CSL Ltd.                                                               19,483          445,872
CytRx Corp. (a)                                                           100              141
deCODE genetics, Inc. (a)                                                 100              781
Dendreon Corp. (a)                                                        100            1,078
Digene Corp. (a)                                                          100            2,615
Exact Sciences Corp. (a)                                                  100              382
Exelixis, Inc. (a)                                                        100              950
Gen-Probe, Inc. (a)                                                    31,900        1,442,199
Genencor International, Inc. (a)                                          100            1,640
Genentech, Inc. (a)                                                    24,800        1,350,112
Global Bio-Chem Technology Group Co. Ltd.                           9,232,000        6,057,431
Harvard Bioscience, Inc. (a)(e)                                     3,023,047       13,996,708
ImmunoGen, Inc. (a)                                                   139,700        1,234,948
Invitrogen Corp. (a)                                                1,435,200       96,344,976
Lexicon Genetics, Inc. (a)                                                100              776
Luminex Corp. (a)                                                         100              888
Martek Biosciences (a)                                                106,100        5,432,320
Myriad Genetics, Inc. (a)                                                 100            2,251
Neogen Corp. (a)                                                       49,663        1,124,873
Northfield Laboratories, Inc. (a)                                         100            2,255
ONYX Pharmaceuticals, Inc. (a)                                            100            3,239
QIAGEN NV (a)                                                       4,857,800       53,192,910
Renovis, Inc.                                                             100            1,438
Sangamo Biosciences, Inc. (a)                                             100              600
Seattle Genetics, Inc. (a)                                                100              653
Serologicals Corp. (a)                                                    100            2,212
Sirna Therapeutics, Inc. (a)                                              100              316
Stratagene Corp. (a)                                                  849,600        6,584,400
Strategic Diagnostics, Inc. (a)                                       792,300        2,773,050
Tanox, Inc. (a)                                                           100            1,520
Telik, Inc. (a)                                                           100            1,914
                                                                                --------------
                                                                                   260,903,861
                                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
Advanced Medical Optics, Inc. (a)                                         100            4,114
Arthrocare Corp. (a)                                                      100            3,206
Bio-Rad Laboratories, Inc. Class A (a)                                    100            5,737
BioLase Technology, Inc.                                                  100            1,087
Bruker BioSciences Corp. (a)                                              163              657
Cardiodynamics International Corp. (a)                                    100              517
Chromavision Medical Systems, Inc. (a)                                    100              216
Cooper Companies, Inc.                                                    100            7,059
Cyberonics, Inc. (a)                                                      200            4,144
Cytyc Corp. (a)                                                           100            2,757
Diagnostic Products Corp.                                                 100            5,505
Edwards Lifesciences Corp. (a)                                        307,700       12,695,702
Epix Pharmaceuticals, Inc. (a)                                        122,400        2,192,184
IDEXX Laboratories, Inc. (a)                                              100            5,459
Illumina, Inc. (a)                                                    356,400        3,378,672
INAMED Corp. (a)                                                          150            9,488
Integra LifeSciences Holdings Corp. (a)                                64,700        2,389,371
Intuitive Surgical, Inc. (a)                                           47,800        1,912,956
Kinetic Concepts, Inc.                                                 20,300        1,548,890
Matthews International Corp. Class A                                      100            3,680
Meridian Bioscience, Inc.                                             135,350        2,353,737
Merit Medical Systems, Inc. (a)                                           133            2,037
Millipore Corp. (a)                                                   255,900       12,746,379
Mine Safety Appliances Co.                                                300           15,210
Molecular Devices Corp. (a)                                            74,580        1,499,058
Ocular Sciences, Inc. (a)                                              46,300        2,269,163
Orthologic Corp. (a)                                                  100,600          628,750
Osteotech, Inc. (a)                                                       100              550
PolyMedica Corp.                                                          200            7,458
Possis Medical, Inc. (a)                                                  100            1,348
Sonic Innovations, Inc. (a)                                           151,300          630,921
SonoSight, Inc. (a)                                                       100            3,395
Synovis Life Technologies, Inc. (a)                                       100            1,081
Synthes, Inc.                                                             100           11,190
Thermo Electron Corp. (a)                                             265,200        8,006,388
Thoratec Corp. (a)                                                        100            1,042
Varian, Inc. (a)                                                          100            4,101
Ventana Medical Systems, Inc. (a)                                      19,200        1,228,608
Waters Corp. (a)                                                      851,120       39,823,905
Wilson Greatbatch Technologies, Inc. (a)                                  800           17,936
Young Innovations, Inc.                                                   100            3,373
Zimmer Holdings, Inc. (a)                                                 100            8,012
Zoll Medical Corp. (a)                                                    100            3,440
                                                                                --------------
                                                                                    93,438,483
                                                                                --------------
HEALTH CARE PROVIDERS & SERVICES - 5.6%
Advisory Board Co. (a)                                                    100            3,688
Aetna, Inc.                                                           216,200       26,970,950

See accompanying notes which are an integral part of the financial statements.

                                       11                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                   SHARES       VALUE (NOTE 1)
HEALTH CARE - CONTINUED
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
AMERIGROUP Corp. (a)                                                      100   $        7,566
Andrx Corp. (a)                                                           100            2,183
Caremark Rx, Inc. (a)                                               1,133,806       44,705,971
Centene Corp. (a)                                                         100            2,835
Cerner Corp. (a)(d)                                                    67,717        3,600,513
Community Health Systems, Inc. (a)                                    275,200        7,672,576
Covance, Inc. (a)                                                     631,900       24,486,125
Coventry Health Care, Inc. (a)                                             50            2,654
Dynacq Healthcare, Inc. (a)(d)                                            100              480
Eclipsys Corp. (a)                                                        100            2,043
Evotec OAI AG (a)                                                         100              357
Gambro AB (A Shares)                                                      100            1,426
Health Management Associates, Inc. Class A                                100            2,272
HealthExtras, Inc. (a)                                                203,200        3,312,160
Humana, Inc. (a)                                                      255,300        7,579,857
ICON PLC sponsored ADR (a)                                            335,326       12,960,350
IDX Systems Corp. (a)                                                     100            3,446
IMS Health, Inc.                                                    1,303,600       30,256,556
iSoft Group PLC                                                            35              232
Lifeline Systems, Inc. (a)                                            155,900        4,015,984
Merge Technologies, Inc. (a)                                              100            2,225
Molina Healthcare, Inc. (a)                                           150,857        6,996,748
NDCHealth Corp.                                                           100            1,859
OCA, Inc. (a)                                                             100              635
Odyssey Healthcare, Inc. (a)                                              200            2,736
Omnicare, Inc.                                                        138,650        4,800,063
PAREXEL International Corp. (a)                                       411,300        8,349,390
Pediatrix Medical Group, Inc. (a)                                         100            6,405
Pharmaceutical Product Development, Inc. (a)                          438,700       18,113,923
ProxyMed, Inc. (a)                                                    181,142        1,778,814
Quest Diagnostics, Inc.                                                   200           19,110
Renal Care Group, Inc. (a)                                                150            5,399
ResCare, Inc. (a)                                                   1,188,803       18,093,582
TriZetto Group, Inc. (a)                                                  100              950
VCA Antech, Inc. (a)                                                   80,900        1,585,640
WebMD Corp. (a)                                                           100              816
WellPoint, Inc. (a)                                                       200           23,000
                                                                                --------------
                                                                                   225,371,519
                                                                                --------------
PHARMACEUTICALS - 1.5%
Able Laboratories, Inc. (a)                                               100            2,275
Allergan, Inc.                                                            100            8,107
American Pharmaceutical Partners, Inc. (a)                                150            5,612
Bentley Pharmaceuticals, Inc. (a)                                       9,200           98,900
Caraco Pharmaceutical Laboratories Ltd. (a)                               100              955
Cipla Ltd.                                                             50,500          371,073
Connetics Corp. (a)                                                   416,700       10,121,643
Dr. Reddy's Laboratories Ltd. ADR                                     186,900        3,706,227
Endo Pharmaceuticals Holdings, Inc. (a)                                   200            4,204
Hi-Tech Pharmacal Co., Inc. (a)                                           100            1,844
Impax Laboratories, Inc. (a)                                              100            1,588
KV Pharmaceutical Co. Class A (a)                                         150            3,308
Merck KGaA                                                            293,321       20,141,931
Nektar Therapeutics (a)                                                   100            2,024
Ranbaxy Laboratories Ltd. sponsored GDR                               270,300        7,868,433
Roche Holding AG:
  ADR (a)                                                              10,600        1,217,728
  (participation certificate)                                          60,543        6,917,986
Salix Pharmaceuticals Ltd. (a)                                            150            2,639
Schering-Plough Corp.                                                 344,000        7,182,720
SuperGen, Inc. (a)                                                        100              705
Warner Chilcott PLC ADR                                                   100            6,531
                                                                                --------------
                                                                                    57,666,433
                                                                                --------------
  TOTAL HEALTH CARE                                                                637,380,296
                                                                                --------------
INDUSTRIALS - 11.2%
AEROSPACE & DEFENSE - 1.3%
Ceradyne, Inc. (a)                                                        150            8,582
Cubic Corp.                                                               100            2,517
DRS Technologies, Inc. (a)                                            230,000        9,823,300
EDO Corp.                                                             180,400        5,727,700
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR              100            3,344
General Dynamics Corp.                                                    100           10,460
L-3 Communications Holdings, Inc.                                     478,800       35,067,312
Rockwell Collins, Inc.                                                    100            3,944
                                                                                --------------
                                                                                    50,647,159
                                                                                --------------
AIR FREIGHT & LOGISTICS - 0.4%
Business Post Group PLC                                                   100            1,195
C.H. Robinson Worldwide, Inc.                                          44,950        2,495,624
CNF, Inc.                                                                 100            5,010
Dynamex, Inc. (a)                                                          80            1,482
Expeditors International of Washington, Inc.                           33,700        1,883,156
Forward Air Corp. (a)                                                     100            4,470
Hub Group, Inc. Class A (a)                                           193,420       10,100,392
                                                                                --------------
                                                                                    14,491,329
                                                                                --------------
AIRLINES - 0.0%
Southwest Airlines Co.                                                    100            1,628
                                                                                --------------
BUILDING PRODUCTS - 0.2%
American Woodmark Corp.                                                   200            8,736
Quixote Corp.                                                             100            2,033
Simpson Manufacturing Co. Ltd.                                         78,800        2,750,120
Trex Co., Inc. (a)                                                     69,800        3,660,312
Wienerberger AG                                                           100            4,768
                                                                                --------------
                                                                                     6,425,969
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Apollo Group, Inc. Class A (a)                                            311           25,101
Benesse Corp.                                                             100            3,505

See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                      12

                                                                   SHARES       VALUE (NOTE 1)
INDUSTRIALS - CONTINUED
COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Bennett Environmental, Inc. (a)                                       167,100   $      593,205
Bright Horizons Family Solutions, Inc. (a)                            613,097       39,704,162
Bunzl PLC                                                                 101              842
Career Education Corp. (a)                                                100            4,000
ChoicePoint, Inc. (a)                                                 350,500       16,119,495
Coinstar, Inc. (a)                                                        100            2,683
Concorde Career Colleges, Inc. (a)                                        100            2,030
Corporate Executive Board Co.                                             100            6,694
CoStar Group, Inc. (a)                                                    100            4,618
Dun & Bradstreet Corp. (a)                                                100            5,965
Education Management Corp. (a)                                         47,300        1,561,373
Fullcast Co. Ltd. (d)                                                   5,184       14,828,781
Gevity HR, Inc.                                                           100            2,056
GFK AG                                                                     20              777
Intertek Group PLC                                                        100            1,353
Ionics, Inc. (a)(d)                                                   666,900       28,903,446
ITE Group PLC                                                             100              166
ITT Educational Services, Inc. (a)                                        100            4,755
Labor Ready, Inc. (a)                                                     100            1,692
National Research Corp. (a)                                               100            1,615
PICO Holdings, Inc. (a)                                                   100            2,077
Princeton Review, Inc. (a)                                            609,587        3,748,960
Ritchie Brothers Auctioneers, Inc.                                        200            6,612
Robert Half International, Inc.                                           100            2,943
Societe Generale de Surveillance Holding SA (SGS) (Reg.)                   91           63,611
Stericycle, Inc. (a)                                                      100            4,595
Tele Atlas NV (a)                                                         100            1,205
Tetra Tech, Inc. (a)                                                       74            1,239
The Brink's Co.                                                        54,600        2,157,792
Universal Technical Institute, Inc.                                    85,900        3,274,508
                                                                                --------------
                                                                                   111,041,856
                                                                                --------------
CONSTRUCTION & ENGINEERING - 1.6%
Arcadis NV                                                              9,700          180,272
Arcadis NV                                                              6,600          121,559
Chicago Bridge & Iron Co. NV (NY Shares)                              302,800       12,112,000
Dycom Industries, Inc. (a)                                            591,900       18,064,788
EMCOR Group, Inc. (a)                                                     100            4,518
Fluor Corp.                                                           301,500       16,434,765
Foster Wheeler Ltd. (a)                                               294,331        4,671,033
Jacobs Engineering Group, Inc. (a)                                    288,800       13,801,752
                                                                                --------------
                                                                                    65,390,687
                                                                                --------------
ELECTRICAL EQUIPMENT - 0.5%
AstroPower, Inc. (a)                                                      100                1
Baldor Electric Co.                                                    80,900        2,227,177
BYD Co. Ltd. (H Shares)                                               174,500          462,472
Crompton Greaves Ltd.                                                 144,396          995,414
Fujikura Ltd.                                                           1,000            4,608
II-VI, Inc. (a)                                                           100            4,249
Rockwell Automation, Inc.                                             306,900       15,206,895
Roper Industries, Inc.                                                 38,700        2,351,799
                                                                                --------------
                                                                                    21,252,615
                                                                                --------------
INDUSTRIAL CONGLOMERATES - 0.1%
Teleflex, Inc.                                                         77,700        4,035,738
                                                                                --------------
MACHINERY - 3.6%
AGCO Corp. (a)                                                      2,106,400       46,109,096
CNH Global NV                                                         512,000        9,917,440
CUNO, Inc. (a)                                                        117,600        6,985,440
Donaldson Co., Inc.                                                       200            6,516
Dover Corp.                                                            14,600          612,324
Flowserve Corp. (a)                                                   962,700       26,512,758
Gardner Denver, Inc. (a)                                               64,400        2,337,076
Graco, Inc.                                                           668,700       24,975,945
Harsco Corp.                                                          177,200        9,877,128
Heidelberger Druckmaschinen AG (a)                                    124,900        4,235,827
Illinois Tool Works, Inc.                                                 100            9,268
Koyo Seiko Co. Ltd.                                                     1,000           14,078
Middleby Corp.                                                            100            5,072
PACCAR, Inc.                                                              150           12,072
Toshiba Machine Co. Ltd.                                                1,000            4,383
Trinity Industries, Inc.                                                4,900          166,992
Wabash National Corp. (a)                                                 100            2,693
Wabtec Corp.                                                          198,700        4,236,284
Watts Water Technologies, Inc. Class A                                105,800        3,410,992
Zenon Environmental, Inc. (a)                                         345,300        6,747,738
                                                                                --------------
                                                                                   146,179,122
                                                                                --------------
MARINE - 0.1%
Alexander & Baldwin, Inc.                                              90,349        3,832,605
                                                                                --------------
ROAD & RAIL - 0.4%
Burlington Northern Santa Fe Corp.                                    207,700        9,826,287
Guangshen Railway Co. Ltd. sponsored ADR                                  100            2,047
Heartland Express, Inc.                                                   150            3,371
Knight Transportation, Inc.                                               150            3,720
Landstar System, Inc. (a)                                              22,100        1,627,444
Norfolk Southern Corp.                                                124,900        4,520,131
Old Dominion Freight Lines, Inc. (a)                                      150            5,220
                                                                                --------------
                                                                                    15,988,220
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Fastenal Co.                                                              200           12,312
MSC Industrial Direct Co., Inc. Class A                               267,300        9,617,454
Richelieu Hardware Ltd.                                                   100            1,831
                                                                                --------------
                                                                                     9,631,597
                                                                                --------------
TRANSPORTATION INFRASTRUCTURE - 0.0%
Sea Containers Ltd. Class B                                             7,900          153,260
                                                                                --------------
  TOTAL INDUSTRIALS                                                                449,071,785
                                                                                --------------
INFORMATION TECHNOLOGY - 9.1%
COMMUNICATIONS EQUIPMENT - 0.8%
Arris Group, Inc. (a)                                                       100            704

See accompanying notes which are an integral part of the financial statements.

                                       13                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                   SHARES       VALUE (NOTE 1)
INFORMATION TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
Avaya, Inc. (a)                                                         2,900   $       49,880
Black Box Corp.                                                           100            4,802
Comtech Telecommunications Corp. (a)                                      100            3,761
NETGEAR, Inc. (a)(d)                                                  548,100        9,969,939
Option NV (a)                                                              90            3,229
Plantronics, Inc.                                                     139,900        5,801,653
Polycom, Inc. (a)                                                         200            4,664
Research In Motion Ltd. (a)                                            53,200        4,379,247
SafeNet, Inc. (a)                                                      86,601        3,181,721
Tandberg ASA                                                          681,000        8,446,555
                                                                                --------------
                                                                                    31,846,155
                                                                                --------------
COMPUTERS & PERIPHERALS - 0.0%
Applied Films Corp. (a)                                                   100            2,156
Compal Electronics, Inc.                                                1,072            1,069
Gemplus International SA ADR (a)                                          100              466
iCAD, Inc. (a)                                                            100              447
Intergraph Corp. (a)                                                      100            2,693
M-Systems Flash Disk Pioneers Ltd. (a)                                    900           17,748
Moser-Baer India Ltd.                                                     200            1,083
Network Appliance, Inc. (a)                                               100            3,322
Overland Storage, Inc. (a)                                                100            1,669
Psion PLC                                                                 100              103
Stratasys, Inc. (a)                                                       150            5,034
Synaptics, Inc. (a)                                                       100            3,058
                                                                                --------------
                                                                                        38,848
                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
Brightpoint, Inc. (a)                                                     150            2,931
CDW Corp.                                                             173,492       11,511,194
CellStar Corp. (a)                                                        100              445
Cogent, Inc.                                                              200            6,600
Cognex Corp.                                                              100            2,790
Dionex Corp. (a)                                                      108,200        6,131,694
Elec & Eltek International Co. Ltd.                                 1,613,000        4,580,920
Excel Technology, Inc. (a)                                                100            2,600
Fargo Electronics, Inc. (a)                                               100            1,499
FLIR Systems, Inc. (a)                                                 89,245        5,692,939
Global Imaging Systems, Inc. (a)                                          100            3,950
Hon Hai Precision Industries Co. Ltd.                               8,750,800       40,464,536
I. D. Systems Inc. (a)                                                    100            1,866
Iteris, Inc. (a)                                                          100              345
Itron, Inc. (a)                                                           100            2,391
Keyence Corp.                                                          19,700        4,415,816
Landauer, Inc.                                                            100            4,570
Measurement Specialties, Inc. (a)                                         100            2,546
Metrologic Instruments, Inc. (a)                                          200            4,250
Mettler-Toledo International, Inc. (a)                                259,800       13,330,338
MTS Systems Corp.                                                         100            3,381
National Instruments Corp.                                                100            2,725
Robotic Vision Systems, Inc. (a)                                          100               77
ScanSource, Inc. (a)                                                      100            6,216
Symbol Technologies, Inc.                                           2,551,600       44,142,680
Universal Display Corp. (a)                                               100              900
Yageo Corp. sponsored GDR (a)                                             100              170
                                                                                --------------
                                                                                   130,320,369
                                                                                --------------
INTERNET SOFTWARE & SERVICES - 1.0%
Akamai Technologies, Inc. (a)                                             100            1,303
aQuantive, Inc. (a)                                                   218,811        1,956,170
Ask Jeeves, Inc. (a)                                                      100            2,675
Bankrate, Inc. (a)                                                        100            1,385
Blue Coat Systems, Inc. (a)                                               100            1,861
Digital Impact, Inc. (a)                                                  100              142
Digital River, Inc. (a)                                               101,802        4,235,981
DoubleClick, Inc. (a)                                                     100              778
EarthLink, Inc. (a)                                                       100            1,152
FindWhat.com (a)                                                          100            1,773
Homestore, Inc. (a)                                                       100              303
InfoSpace, Inc. (a)                                                       100            4,755
iPass, Inc. (a)                                                           100              740
iVillage, Inc. (a)                                                        100              618
LookSmart Ltd. (a)                                                        100              219
Neoforma, Inc. (a)                                                        100              769
Net2Phone, Inc. (a)                                                       100              340
Netease.com, Inc. sponsored ADR (a)                                       100            5,283
NIC, Inc. (a)                                                              10               51
Open Text Corp. (a)                                                       100            2,008
RealNetworks, Inc. (a)                                              1,440,109        9,533,522
Sina Corp. (a)                                                            100            3,206
Sohu.com, Inc. (a)(d)                                                  39,000          690,690
SonicWALL, Inc. (a)                                                       100              632
ValueClick, Inc. (a)                                                      100            1,333
VeriSign, Inc. (a)                                                    686,300       23,004,776
WebEx Communications, Inc. (a)                                            100            2,378
Websense, Inc. (a)                                                     27,400        1,389,728
                                                                                --------------
                                                                                    40,844,571
                                                                                --------------
IT SERVICES - 1.1%
Affiliated Computer Services, Inc. Class A (a)                        623,900       37,552,541
Alliance Data Systems Corp. (a)                                           100            4,748
Anteon International Corp. (a)                                            100            4,186
DST Systems, Inc. (a)                                                     600           31,272
Global Payments, Inc.                                                     100            5,854
Hewitt Associates, Inc. Class A (a)                                       100            3,201
iGate Corp. (a)                                                           100              405
Infocrossing, Inc. (a)                                                    100            1,693
Infosys Technologies Ltd. sponsored ADR                                   200           13,862
infoUSA, Inc. (a)                                                         100            1,119
Lionbridge Technologies, Inc. (a)                                     874,300        5,875,296
Maximus, Inc. (a)                                                         100            3,112
Satyam Computer Services Ltd.                                             100              949
StarTek, Inc.                                                             100            2,845
SunGard Data Systems, Inc. (a)                                            200            5,666
Syntel, Inc.                                                              100            1,754

See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                      14

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
INFORMATION TECHNOLOGY - CONTINUED
IT SERVICES - CONTINUED
The BISYS Group, Inc. (a)                                                 100   $        1,645
TietoEnator Oyj                                                           100            3,174
Total System Services, Inc.                                               100            2,430
Tyler Technologies, Inc. (a)                                              100              836
                                                                                --------------
                                                                                    43,516,588
                                                                                --------------
OFFICE ELECTRONICS - 0.3%
Neopost SA                                                              2,200          170,708
Zebra Technologies Corp. Class A (a)                                  218,125       12,276,075
                                                                                --------------
                                                                                    12,446,783
                                                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
Agere Systems, Inc. Class A (a)                                           100              137
Analog Devices, Inc.                                                   49,700        1,834,924
ARM Holdings PLC sponsored ADR                                            100              617
ASM Pacific Technology Ltd.                                               500            1,801
Cabot Microelectronics Corp. (a)                                      289,900       11,610,495
Cree, Inc. (a)                                                         46,100        1,847,688
Hi/fn, Inc. (a)                                                             8               74
International Rectifier Corp. (a)                                      15,700          699,749
KLA-Tencor Corp. (a)                                                   31,500        1,467,270
Linear Technology Corp.                                                   100            3,876
Marvell Technology Group Ltd. (a)                                         200            7,094
NVIDIA Corp. (a)                                                      917,300       21,611,588
Omnivision Technologies, Inc. (a)                                         400            7,340
Pixelworks, Inc. (a)                                                      100            1,134
PLX Technology, Inc. (a)                                                  100            1,040
Silicon Image, Inc. (a)                                                   100            1,646
Skyworks Solutions, Inc. (a)                                          389,700        3,674,871
Varian Semiconductor Equipment Associates, Inc. (a)                   206,900        7,624,265
Zoran Corp. (a)                                                           100            1,158
                                                                                --------------
                                                                                    50,396,767
                                                                                --------------
SOFTWARE - 1.4%
Adobe Systems, Inc.                                                    75,300        4,724,322
Altiris, Inc. (a)                                                         100            3,543
Bottomline Technologies, Inc. (a)                                          11              159
Cadence Design Systems, Inc. (a)                                          100            1,381
CCC Information Services Group, Inc. (a)                                  100            2,221
Citrix Systems, Inc. (a)                                                  100            2,453
DATATRAK International, Inc. (a)                                          100            1,113
Digimarc Corp. (a)                                                        100              932
Electronic Arts, Inc. (a)                                                 100            6,168
FactSet Research Systems, Inc.                                            100            5,844
FileNET Corp. (a)                                                         100            2,576
Hyperion Solutions Corp. (a)                                              100            4,662
Informatica Corp. (a)                                                     100              812
Intuit, Inc. (a)                                                      132,800        5,844,528
JAMDAT Mobile, Inc.                                                       100            2,065
Macromedia, Inc. (a)                                                      100            3,112
Macrovision Corp. (a)                                                 389,944       10,029,360
Manhattan Associates, Inc. (a)                                            100            2,388
MRO Software, Inc. (a)                                                    100            1,302
Napster, Inc. (a)                                                         100              940
NAVTEQ Corp.                                                              100            4,636
NDS Group PLC sponsored ADR (a)                                           100            3,408
Open Solutions, Inc. (a)                                              437,209       11,349,946
Plato Learning, Inc. (a)                                                  100              745
Quality Systems, Inc. (a)                                                 100            5,980
Renaissance Learning, Inc.                                                 70            1,299
RSA Security, Inc. (a)                                                100,687        2,019,781
Salesforce.com, Inc.                                                   60,000        1,016,400
ScanSoft, Inc. (a)                                                        100              419
SERENA Software, Inc. (a)                                                 100            2,164
Symantec Corp. (a)                                                        100            2,576
Synopsys, Inc. (a)                                                    325,800        6,392,196
TALX Corp.                                                             83,200        2,145,728
Temenos Group AG (a)                                                      100              922
THQ, Inc. (a)                                                         313,900        7,200,866
TIBCO Software, Inc. (a)                                                  100            1,334
Vastera, Inc. (a)                                                     667,400        1,755,262
Visual Networks, Inc. (a)                                             767,308        2,670,232
WatchGuard Technologies, Inc. (a)                                          10               44
                                                                                --------------
                                                                                    55,213,819
                                                                                --------------
  TOTAL INFORMATION TECHNOLOGY                                                     364,623,900
                                                                                --------------
MATERIALS - 18.4%
CHEMICALS - 1.9%
American Vanguard Corp.                                                   150            5,517
Asian Paints India Ltd.                                                45,800          338,920
Balchem Corp.                                                             100            3,469
Cambrex Corp.                                                             100            2,710
Ecolab, Inc. (d)                                                      509,300       17,891,709
Headwaters, Inc. (a)                                                      100            2,850
K&S AG                                                                 59,500        3,155,946
Lonza Group AG                                                             10              562
Minerals Technologies, Inc.                                            34,200        2,281,140
Monsanto Co.                                                          178,300        9,904,565
Mosaic Co. (a)                                                        117,900        1,924,128
Nitto Denko Corp.                                                     181,200        9,941,853
NOVA Chemicals Corp.                                                  251,500       11,883,375
Novozymes AS Series B                                                     100            5,071
Olin Corp.                                                            104,900        2,309,898
Potash Corp. of Saskatchewan                                              100            8,313
Praxair, Inc.                                                          47,000        2,075,050
Quaker Chemical Corp.                                                     100            2,484
Sasa Dupont Sabanci Polyester Sanayi AS (a)                             1,000                1
Sinopec Beijing Yanhua Petrochemical Co. Ltd. sponsored ADR               100            2,337
Sinopec Shanghai Petrochemical Co. Ltd.:
  (H Shares)                                                            2,000              746

See accompanying notes which are an integral part of the financial statements.

                                       15                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS - CONTINUED

COMMON STOCKS - CONTINUED

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
MATERIALS - CONTINUED
CHEMICALS - CONTINUED
Sinopec Shanghai Petrochemical Co. Ltd.: - continued
  sponsored ADR (d)                                                   125,400   $    4,677,420
Tosoh Corp.                                                         1,859,500        8,368,930
                                                                                --------------
                                                                                    74,786,994
                                                                                --------------
CONSTRUCTION MATERIALS - 0.0%
Cemex SA de CV sponsored ADR                                              104            3,788
Florida Rock Industries, Inc.                                             150            8,930
Vulcan Materials Co.                                                   13,000          709,930
                                                                                --------------
                                                                                       722,648
                                                                                --------------
CONTAINERS & PACKAGING - 0.4%
Essel Propack Ltd.                                                     13,700           84,069
Packaging Corp. of America                                            565,300       13,312,815
Silgan Holdings, Inc.                                                  40,500        2,468,880
                                                                                --------------
                                                                                    15,865,764
                                                                                --------------
METALS & MINING - 15.8%
Agnico-Eagle Mines Ltd.                                             1,180,230       16,247,833
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)                          23,350           64,446
Aleris International, Inc. (a)                                            100            1,692
Arch Coal, Inc.                                                       365,400       12,986,316
Barrick Gold Corp.                                                        100            2,417
BHP Billiton Ltd. sponsored ADR                                        15,500          372,310
BlueScope Steel Ltd.                                                1,037,200        6,694,919
Brush Engineered Materials, Inc. (a)                                      100            1,850
Compania de Minas Buenaventura SA sponsored ADR                     1,105,300       25,311,370
CONSOL Energy, Inc.                                                   763,900       31,358,095
Dofasco, Inc.                                                             100            3,783
Falconbridge Ltd.                                                     225,900        5,854,575
FNX Mining Co., Inc. (a)                                              164,300          709,228
Freeport-McMoRan Copper & Gold, Inc. Class B                        1,273,800       48,697,374
Gibraltar Industries, Inc.                                            106,400        2,513,168
Glamis Gold Ltd. (a)                                                  129,400        2,217,053
Goldcorp, Inc.                                                         50,000          752,500
Golden Star Resources Ltd. (a)                                        250,000        1,004,167
Harmony Gold Mining Co. Ltd.                                        1,049,100        9,725,158
High River Gold Mines Ltd. (a)                                      1,989,600        3,034,140
Inco Ltd. (a)                                                             100            3,667
Inmet Mining Corp. (a)                                                712,800       12,794,760
International Steel Group, Inc.                                         2,500          101,400
IPSCO, Inc.                                                         1,165,900       55,681,441
Ivanhoe Mines Ltd. (a)                                                 90,500          652,354
Kinross Gold Corp. (a)                                              4,204,866       29,609,265
Massey Energy Co.                                                     289,794       10,128,300
Meridian Gold, Inc. (a)                                                   100            1,895
Newmont Mining Corp.                                                2,267,580      100,703,207
Nippon Steel Corp.                                                  3,401,000        8,333,994
Noranda, Inc.                                                             100            1,755
Nucor Corp. (d)                                                     1,866,700       97,703,078
Peabody Energy Corp.                                                  233,400       18,884,394
Phelps Dodge Corp.                                                     89,200        8,823,664
Placer Dome, Inc.                                                         100            1,882
POSCO sponsored ADR                                                       100            4,453
Ryerson Tull, Inc.                                                        100            1,575
Schnitzer Steel Industries, Inc. Class A                                  150            5,090
Steel Dynamics, Inc.                                                1,728,994       65,494,293
Teck Cominco Ltd. Class B (sub. vtg.) (d)                           1,118,800       34,421,747
United States Steel Corp.                                             354,300       18,157,875
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)              203,000        4,115,030
Worthington Industries, Inc.                                            3,200           62,656
Xstrata PLC                                                               100            1,789
                                                                                --------------
                                                                                   633,241,958
                                                                                --------------
PAPER & FOREST PRODUCTS - 0.3%
International Forest Products (Interfor) Class A (a)                    9,100           52,325
Lee & Man Paper Manufacturing Ltd.                                  6,792,000        5,548,734
MAXXAM, Inc. (a)                                                          100            3,260
Sino-Forest Corp. (a)                                               2,545,700        7,276,459
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)                   250            4,050
                                                                                --------------
                                                                                    12,884,828
                                                                                --------------
  TOTAL MATERIALS                                                                  737,502,192
                                                                                --------------
TELECOMMUNICATION SERVICES - 1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Covad Communications Group, Inc. (a)                                2,491,761        5,357,286
General Communications, Inc. Class A (a)                                  100            1,104
Golden Telecom, Inc.                                                      100            2,642
Hungarian Telephone & Cable Corp. (a)                                     100            1,440
Philippine Long Distance Telephone Co. (a)                                100            2,421
Philippine Long Distance Telephone Co. sponsored ADR (a)(d)           425,600       10,610,208
PT Indosat Tbk sponsored ADR                                              100            3,118
PT Telkomunikasi Indonesia Tbk sponsored ADR                          722,300       15,182,746
                                                                                --------------
                                                                                    31,160,965
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
America Movil SA de CV sponsored ADR                                  224,300       11,742,105
Boston Communications Group, Inc. (a)                                     100              924
MTN Group Ltd.                                                      2,253,716       17,305,369
Nextel Communications, Inc. Class A (a)                                   100            3,000
Nextel Partners, Inc. Class A (a)                                         100            1,954
NII Holdings, Inc. (a)                                                349,008       16,560,430
Telemig Celular Participacoes SA ADR                                      100            2,823
                                                                                --------------
                                                                                    45,616,605
                                                                                --------------
  TOTAL TELECOMMUNICATION SERVICES                                                  76,777,570
                                                                                --------------

See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                      16

                                                                   SHARES       VALUE (NOTE 1)
                                                               --------------   --------------
UTILITIES - 0.0%
ELECTRIC UTILITIES - 0.0%
FPL Group, Inc.                                                           100   $        7,475
PPL Corp.                                                                 100            5,328
                                                                                --------------
                                                                                        12,803
                                                                                --------------
MULTI-UTILITIES & UNREGULATED POWER - 0.0%
Public Service Enterprise Group, Inc.                                     100            5,177
                                                                                --------------
TOTAL UTILITIES                                                                         17,980
                                                                                --------------
TOTAL COMMON STOCKS
  (Cost $2,720,027,228)                                                          3,869,885,699
                                                                                --------------
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
AUTOMOBILES - 0.0%
Porsche AG (non-vtg.)                                                     100           63,690
                                                                                --------------
HOUSEHOLD DURABLES - 0.0%
Fedders Corp. Series A, 8.60%                                               5              120
                                                                                --------------
TOTAL NONCONVERTIBLE PREFERRED STOCKS
  (Cost $58,459)                                                                        63,810
                                                                                --------------
MONEY MARKET FUNDS - 4.0%
Fidelity Cash Central Fund, 2.24% (b)                              99,587,186       99,587,186
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)        59,013,966       59,013,966
                                                                                --------------
TOTAL MONEY MARKET FUNDS
  (Cost $158,601,152)                                                              158,601,152
                                                                                --------------
TOTAL INVESTMENT PORTFOLIO - 100.7%
  (Cost $2,878,686,839)                                                          4,028,550,661
NET OTHER ASSETS - (0.7)%                                                         (28,308,362)
                                                                                --------------
NET ASSETS - 100%                                                               $4,000,242,299
                                                                                ==============

LEGEND

(a)   Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d)   Security or a portion of the security is on loan at period end.

(e)   Affiliated company

OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America                                                   72.7%
Canada                                                                      7.1%
Japan                                                                       3.9%
Netherlands                                                                 1.9%
India                                                                       1.5%
Bermuda                                                                     1.2%
Cayman Islands                                                              1.1%
Italy                                                                       1.1%
Taiwan                                                                      1.0%
Others (individually less than 1%)                                          8.5%
                                                                          -----
                                                                          100.0%
                                                                          =====

See accompanying notes which are an integral part of the financial statements.

                                       17                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
INVESTMENTS - CONTINUED

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

                                            VALUE,                                                 VALUE,
                                          BEGINNING                     SALES       DIVIDEND       END OF
AFFILIATES                                OF PERIOD     PURCHASES      PROCEEDS      INCOME        PERIOD
--------------------------------------   -----------   -----------   -----------   -----------   -----------
Bright Horizons Family Solutions, Inc.   $28,782,600   $        --   $ 4,594,980   $        --   $        --
Foster Wheeler Ltd.                               --     3,915,209            --            --            --
Harvard Bioscience, Inc.                  24,939,580     1,612,609     1,104,712            --    13,996,708
IMPCO Technologies, Inc.                   1,771,032     8,777,717       791,283            --    11,373,320
                                         -----------   -----------   -----------   -----------   -----------
Total                                    $55,493,212   $14,305,535   $ 6,490,975   $        --   $25,370,028
                                         ===========   ===========   ===========   ===========   ===========

INCOME TAX INFORMATION

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $68,763,000 or, if different, the net capital gain of such year.

See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                      18

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 2004
                                                               -----------------
ASSETS

Investment in securities,
  at value (including securities
  loaned of $57,253,994) (cost
  $2,878,686,839) - See
  accompanying schedule ........................               $   4,028,550,661
Cash ...........................................                         118,202
Foreign currency held at
  value (cost $9,142,039) ......................                       9,609,981
Receivable for investments sold ................                      41,707,554
Receivable for fund shares sold ................                       2,072,663
Dividends receivable ...........................                       2,016,209
Interest receivable ............................                         213,204
Prepaid expenses ...............................                          11,603
Other receivables ..............................                         214,767
                                                               -----------------
  TOTAL ASSETS .................................                   4,084,514,844

LIABILITIES
Payable for investments purchased ..............  $19,788,804
Payable for fund shares redeemed ...............    1,032,969
Accrued management fee .........................    1,840,389
Distribution fees payable ......................      506,394
Other affiliated payables ......................      310,760
Other payables and accrued expenses ............    1,779,263
Collateral on securities loaned,
  at value .....................................   59,013,966
                                                  -----------
  TOTAL LIABILITIES ............................                      84,272,545
                                                               -----------------

NET ASSETS .....................................               $   4,000,242,299
                                                               =================
Net Assets consist of:
Paid in capital ................................               $   2,787,744,560
Undistributed net investment income ............                          68,191
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign currency
  transactions .................................                      63,335,377
Net unrealized appreciation
  (depreciation) on investments and
  assets and liabilities in foreign
  currencies ...................................                   1,149,094,171
                                                               -----------------
NET ASSETS .....................................               $   4,000,242,299
                                                               =================

  INITIAL CLASS:
  NET ASSET VALUE, offering price
    and redemption price per share
    ($979,532,916 / 32,457,007
    shares) ....................................               $           30.18
                                                               =================

  SERVICE CLASS:
  NET ASSET VALUE, offering price
    and redemption price per share
    ($819,411,575 / 27,246,677
    shares) ....................................               $           30.07
                                                               =================

  SERVICE CLASS 2:
  NET ASSET VALUE, offering price
    and redemption price per share
    ($2,201,297,808 / 73,675,095
    shares) ....................................               $           29.88
                                                               =================

STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2004
                                                               -----------------
INVESTMENT INCOME
Dividends                                                      $      19,986,604
Interest                                                                 811,862
Security lending                                                         749,362
                                                               -----------------
  TOTAL INCOME                                                        21,547,828


EXPENSES
Management fee .................................  $17,263,105
Transfer agent fees ............................    2,044,982
Distribution fees ..............................    4,605,289
Accounting and security lending
  fees .........................................      941,481
Non-interested trustees'
  compensation .................................       15,949
Custodian fees and expenses ....................      426,013
Audit ..........................................       52,412
Legal ..........................................        6,596
Interest .......................................          709
Miscellaneous ..................................      576,544
                                                  -----------
  Total expenses before reductions .............   25,933,080
  Expense reductions ...........................     (742,557)        25,190,523
                                                  -----------  -----------------

NET INVESTMENT INCOME (LOSS) ...................                      (3,642,695)
                                                               -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investment securities (Including
    realized gain of $2,737,245
    from affiliated issuers) ...................  195,588,243
  Foreign currency transactions ................     (153,730)
                                                  -----------
Total net realized gain (loss) .................                     195,434,513
Change in net unrealized
  appreciation (depreciation) on:
  Investment securities (net of
    increase in deferred foreign
    taxes of $918,145) .........................  535,771,834
  Assets and liabilities in foreign
    currencies .................................      481,551
                                                  -----------
Total change in net unrealized
  appreciation (depreciation) ..................                     536,253,385
                                                               -----------------
NET GAIN (LOSS) ................................                     731,687,898
                                                               -----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .............               $     728,045,203
                                                               =================

See accompanying notes which are an integral part of the financial statements.

                                       19                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2004           2003 (A)
                                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss) ................................    $   (3,642,695) $   (2,294,177)
  Net realized gain (loss) ....................................       195,434,513      29,542,718
  Change in net unrealized appreciation (depreciation) ........       536,253,385     575,223,419
                                                                   --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................      728,045,203     602,471,960
                                                                   --------------  --------------
Distributions to shareholders from net investment income ......                --      (5,082,393)
                                                                   --------------  --------------
Share transactions - net increase (decrease) ..................       835,964,194     440,089,337
                                                                   --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS .....................     1,564,009,397   1,037,478,904

NET ASSETS
  Beginning of period .........................................     2,436,232,902   1,398,753,998
                                                                   --------------  --------------
  End of period (including undistributed net investment
    income of $68,191 and undistributed net investment
    income of $76,412, respectively) ..........................    $4,000,242,299  $2,436,232,902
                                                                   ==============  ==============

OTHER INFORMATION:

                                       YEAR ENDED DECEMBER 31, 2004
                              ---------------------------------------------
SHARE TRANSACTIONS            INITIAL CLASS  SERVICE CLASS  SERVICE CLASS 2
------------------            -------------  -------------  ---------------
Shares
  Sold .....................      7,712,308      4,751,291       29,867,543
  Reinvested ...............             --             --               --
  Redeemed .................     (3,341,075)    (1,581,671)      (5,307,215)
                              -------------  -------------  ---------------
  Net increase (decrease) ..      4,371,233      3,169,620       24,560,328
                              =============  =============  ===============

Dollars
  Sold .....................  $ 203,215,754  $ 122,478,823  $   766,867,153
  Reinvested ...............             --             --               --
  Redeemed .................    (83,674,683)   (40,224,756)    (132,698,097)
                              -------------  -------------  ---------------
  Net increase (decrease) ..  $ 119,541,071  $  82,254,067  $   634,169,056
                              =============  =============  ===============

                                       YEAR ENDED DECEMBER 31, 2003
                              ---------------------------------------------
SHARE TRANSACTIONS            INITIAL CLASS  SERVICE CLASS  SERVICE CLASS 2
------------------            -------------  -------------  ---------------
Shares
  Sold .....................      4,434,612      4,691,539       24,537,608
  Reinvested ...............        131,528         76,717           95,288
  Redeemed .................     (5,011,471)    (2,353,097)      (5,472,778)
                              -------------  -------------  ---------------
  Net increase (decrease) ..       (445,331)     2,415,159       19,160,118
                              =============  =============  ===============

Dollars
  Sold .....................  $  95,795,053  $  94,175,028  $   482,784,357
  Reinvested ...............      2,207,036      1,285,007        1,590,350
  Redeemed .................    (89,867,137)   (43,168,976)    (104,711,381)
                              -------------  -------------  ---------------
  Net increase (decrease) ..  $   8,134,952  $  52,291,059  $   379,663,326
                              =============  =============  ===============

                                       YEAR ENDED DECEMBER 31, 2003
                              ---------------------------------------------
DISTRIBUTIONS                 INITIAL CLASS  SERVICE CLASS  SERVICE CLASS 2
-------------                 -------------  -------------  ---------------
From net investment
  income ...................  $   2,207,036  $   1,285,007  $     1,590,350
                              =============  =============  ===============

(A) Certain amounts have been reclassified. See Note 1 of Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

MID CAP PORTFOLIO                      20

FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED DECEMBER 31,                            2004             2003(F)            2002              2001              2000
------------------------                         -----------      -----------       -----------       -----------       -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period .......     $     24.16      $     17.51       $     19.60       $     20.26       $     15.25
                                                 -----------      -----------       -----------       -----------       -----------

Income from Investment Operations
  Net investment income (loss)(C)...........             .01               --(E)            .09               .20               .19
  Net realized and unrealized gain (loss) ..            6.01             6.73             (2.00)             (.86)             4.95
                                                 -----------      -----------       -----------       -----------       -----------
Total from investment operations ...........            6.02             6.73             (1.91)             (.66)             5.14
                                                 -----------      -----------       -----------       -----------       -----------
Distributions from net investment income ...              --             (.08)             (.18)               --              (.08)
Distributions in excess of net realized gain              --               --                --                --              (.05)
                                                 -----------      -----------       -----------       -----------       -----------
  Total distributions ......................              --             (.08)             (.18)               --              (.13)
                                                 -----------      -----------       -----------       -----------       -----------
Net asset value, end of period .............     $     30.18      $     24.16       $     17.51       $     19.60       $     20.26
                                                 ===========      ===========       ===========       ===========       ===========

TOTAL RETURN(A),(B).........................           24.92%           38.64%            (9.82)%           (3.26)%           33.78%

RATIOS TO AVERAGE NET ASSETS(D)
  Expenses before expense reductions .......             .71%             .70%              .70%              .69%              .74%
  Expenses net of voluntary waivers, if any              .71%             .70%              .70%              .69%              .74%
  Expenses net of all reductions ...........             .68%             .68%              .63%              .62%              .69%
  Net investment income (loss) .............             .03%              -%               .51%             1.06%             1.01%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted) ..     $   979,533      $   678,480       $   499,557       $   574,934       $   589,026
  Portfolio turnover rate ..................              55%              51%              135%              144%              245%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)   Calculated based on average shares outstanding during the period.

(D) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(E)   Amount represents less than $.01 per share.

(F) As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain
      (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

FINANCIAL HIGHLIGHTS - SERVICE CLASS

YEARS ENDED DECEMBER 31,                           2004              2003(E)           2002              2001              2000
------------------------                        -----------       -----------       -----------       -----------       -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period .......    $     24.10       $     17.46       $     19.54       $     20.22       $     15.24
                                                -----------       -----------       -----------       -----------       -----------
Income from Investment Operations
  Net investment income (loss)(C) ..........           (.02)             (.02)              .08               .18               .17
  Net realized and unrealized gain (loss) ..           5.99              6.72             (2.00)             (.86)             4.93
                                                -----------       -----------       -----------       -----------       -----------
Total from investment operations ...........           5.97              6.70             (1.92)             (.68)             5.10
                                                -----------       -----------       -----------       -----------       -----------
Distributions from net investment income ...             --              (.06)             (.16)               --              (.07)
Distributions in excess of net realized gain             --                --                --                --              (.05)
                                                -----------       -----------       -----------       -----------       -----------
  Total distributions ......................             --              (.06)             (.16)               --              (.12)
                                                -----------       -----------       -----------       -----------       -----------
Net asset value, end of period .............    $     30.07       $     24.10       $     17.46       $     19.54       $     20.22
                                                ===========       ===========       ===========       ===========       ===========

TOTAL RETURN (A),(B)........................          24.77%            38.52%            (9.90)%           (3.36)%           33.54%

RATIOS TO AVERAGE NET ASSETS(D)
  Expenses before expense reductions .......            .81%              .80%              .80%              .79%              .84%
  Expenses net of voluntary waivers, if any             .81%              .80%              .80%              .79%              .84%
  Expenses net of all reductions ...........            .78%              .78%              .73%              .72%              .79%
  Net investment income (loss) .............           (.07)%            (.10)%             .41%              .96%              .92%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted) ..    $   819,412       $   580,179       $   378,264       $   366,665       $   282,941
  Portfolio turnover rate ..................             55%               51%              135%              144%              245%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)   Calculated based on average shares outstanding during the period.

(D) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(E) As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain
      (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.


See accompanying notes which are an integral part of the financial statements.


                                       21                          ANNUAL REPORT

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: MID CAP PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED

FINANCIAL HIGHLIGHTS - SERVICE CLASS 2

YEARS ENDED DECEMBER 31,                         2004         2003(F)        2002         2001      2000(D)
SELECTED PER-SHARE DATA
Net asset value, beginning of period ....     $    23.98    $    17.39     $  19.49     $  20.20    $ 14.82
                                              ----------    ----------     --------     --------    -------
Income from Investment Operations
  Net investment income (loss)(C)........           (.06)         (.05)         .05          .15        .14
  Net realized and unrealized gain (loss)           5.96          6.69        (1.99)        (.86)      5.35
                                              ----------    ----------     --------     --------    -------
Total from investment operations ........           5.90          6.64        (1.94)        (.71)      5.49
                                              ----------    ----------     --------     --------    -------
Distributions from net investment income              --          (.05)        (.16)          --       (.06)
Distributions in excess of net realized
gain ....................................             --            --           --           --       (.05)
                                              ----------    ----------     --------     --------    -------
  Total distributions .....................           --          (.05)        (.16)          --       (.11)
                                              ----------    ----------     --------     --------    -------

Net asset value, end of period ..........     $    29.88    $    23.98     $  17.39        19.49    $ 20.20
                                              ==========    ==========     ========     ========    =======
TOTAL RETURN(A),(B) .....................          24.60%        38.31%      (10.02)%      (3.51)%    37.12%

RATIOS TO AVERAGE NET ASSETS(E)
  Expenses before expense reductions ......          .96%          .95%         .95%         .94%       .99%(A)
  Expenses net of voluntary waivers, if any          .96%          .95%         .95%         .94%       .99%(A)
  Expenses net of all reductions ..........          .93%          .93%         .88%         .88%       .94%(A)
  Net investment income (loss) ............         (.22)%        (.25)%        .25%         .81%       .76%(A)
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted) .   $2,201,298    $1,177,574     $520,933     $210,356    $73,039
  Portfolio turnover rate .................           55%           51%         135%         144%       245%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C)   Calculated based on average shares outstanding during the period.

(D) For the period January 12, 2000 (commencement of operations) to December 31, 2000.

(E) Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(F) As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain
      (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.


MID CAP PORTFOLIO                        22

NOTES TO FINANCIAL STATEMENTS

For the period ended December 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

FOREIGN CURRENCY. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

INVESTMENT TRANSACTIONS AND INCOME. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

RECLASSIFICATION OF FINANCIAL INFORMATION. As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. Net investment loss for the fund decreased by $669,090, with a corresponding decrease to net realized gain. The reclassification has no impact on total net assets or total return of the fund.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.


                                         23                        ANNUAL REPORT

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

UNREALIZED APPRECIATION ...............................     $ 1,164,223,599
UNREALIZED DEPRECIATION ...............................         (20,489,077)
                                                            ---------------
NET UNREALIZED APPRECIATION (DEPRECIATION) ............       1,143,734,522
UNDISTRIBUTED LONG-TERM CAPITAL GAIN ..................          68,763,219
COST FOR FEDERAL INCOME TAX PURPOSES ..................     $ 2,884,816,139

The tax character of distributions paid was as follows:


                                          DECEMBER 31, 2004      DECEMBER 31, 2003
ORDINARY INCOME .......................   $             --      $         5,082,393

2. OPERATING POLICIES.

REPURCHASE AGREEMENTS. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,400,817,321 and $1,622,172,637, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

SERVICE CLASS .............   $  665,057
SERVICE CLASS 2 ...........    3,940,232
                              ----------
                              $4,605,289
                              ==========


MID CAP PORTFOLIO                        24

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

INITIAL CLASS ...........     $  517,432
SERVICE CLASS ...........        449,572
SERVICE CLASS 2 .........      1,077,978
                              ----------
                              $2,044,982
                              ==========

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

CENTRAL FUNDS. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $803,656 for the period.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $171,170 for the period.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The fund's activity in this program during the period was as follows:

                                                          INTEREST EARNED
                                                           (INCLUDED IN
                      AVERAGE DAILY    WEIGHTED AVERAGE     INTEREST           INTEREST
BORROWER OR LENDER     LOAN BALANCE      INTEREST RATE       INCOME)            EXPENSE
BORROWER............  $  11,369,500         1.12%                 --            $   709

5. COMMITTED LINE OF CREDIT.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. EXPENSE REDUCTIONS.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $739,274 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,283.


                                         25                        ANNUAL REPORT

8. OTHER INFORMATION

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 42% of the total outstanding shares of the fund.


MID CAP PORTFOLIO                        26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 10, 2005

                                       27                          ANNUAL REPORT

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and
(d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (74)**

      Year of Election or Appointment: 1994
      Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman
      (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

      Year of Election or Appointment: 2001
      Senior Vice President of VIP Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc.
      (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

      Year of Election or Appointment: 2003
      Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

      Year of Election or Appointment: 2003
      Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**    Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

MID CAP PORTFOLIO                      28

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (56)

      Year of Election or Appointment: 2005
      Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board
      (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
      (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

      Year of Election or Appointment: 1997
      Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

      Year of Election or Appointment: 2004
      Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

      Year of Election or Appointment: 2001
      Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company
      (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

      Year of Election or Appointment: 2000
      Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

                                       29                          ANNUAL REPORT

Name, Age; Principal Occupation

Marvin L. Mann (71)

      Year of Election or Appointment: 1994
      Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

      Year of Election or Appointment: 1997
      Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

      Year of Election or Appointment: 2005
      Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

      Year of Election or Appointment: 2002
      Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee
      (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

      Year of Election or Appointment: 2005
      Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board
      (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

MID CAP PORTFOLIO                      30

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

      Year of Election or Appointment: 2003
      Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director
      (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity(R) Magellan(R) Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

      Year of Election or Appointment: 2002
      Vice President of VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Thomas J. Allen (44)

      Year of Election or Appointment: 2003
      Vice President of VIP Mid Cap. Mr. Allen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Allen managed a variety of Fidelity funds.

Eric D. Roiter (56)

      Year of Election or Appointment: 1998
      Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

      Year of Election or Appointment: 2003
      Assistant Secretary of VIP Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

      Year of Election or Appointment: 2004
      President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee
      (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

      Year of Election or Appointment: 2002
      Chief Financial Officer of VIP Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

      Year of Election or Appointment: 2004
      Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

                                       31                          ANNUAL REPORT

Name, Age; Principal Occupation
-------------------------------

John R. Hebble (46)

      Year of Election or Appointment: 2003
      Deputy Treasurer of VIP Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

      Year of Election or Appointment: 2004
      Deputy Treasurer of VIP Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

      Year of Election or Appointment: 1998
      Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (50)

      Year of Election or Appointment: 2004
      Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

      Year of Election or Appointment: 2002
      Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

      Year of Election or Appointment: 2004
      Assistant Treasurer of VIP Mid Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

MID CAP PORTFOLIO                      32

DISTRIBUTIONS

The Board of Trustees of VIP III: Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

FUND                      PAY DATE           RECORD DATE           CAPITAL GAINS
---------------           --------           -----------           -------------
Initial Class              2/11/05               2/11/05           $         .51
Service Class              2/11/05               2/11/05           $         .51
Service Class 2            2/11/05               2/11/05           $         .51

                                       33                          ANNUAL REPORT

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. (A)

                                                        # OF              % OF
                                                        VOTES             VOTES
                                                   ----------------      -------
Affirmative                                        4,465,365,699.61       80.317
Against                                              820,718,849.73       14.762
Abstain                                              273,620,539.56        4.921
  TOTAL                                            5,559,705,088.90      100.000

PROPOSAL 2

To elect a Board of Trustees. (A)

                                                        # OF              % OF
                                                        VOTES             VOTES
                                                   ----------------      -------
J. MICHAEL COOK

Affirmative                                        5,275,527,318.06       94.889
Withheld                                             284,177,770.84        5.111
  TOTAL                                            5,559,705,088.90      100.000

RALPH F. COX

Affirmative                                        5,260,941,793.66       94.626
Withheld                                             298,763,295.24        5.374
  TOTAL                                            5,559,705,088.90      100.000

LAURA B. CRONIN

Affirmative                                        5,275,571,233.79       94.889
Withheld                                             284,133,855.11        5.111
  TOTAL                                            5,559,705,088.90      100.000

DENNIS J. DIRKS (B)

Affirmative                                        5,277,234,059.51       94.919
Withheld                                             282,471,029.39        5.081
  TOTAL                                            5,559,705,088.90      100.000

ROBERT M. GATES

Affirmative                                        5,271,693,384.06       94.820
Withheld                                             288,011,704.84        5.180
  TOTAL                                            5,559,705,088.90      100.000

GEORGE H. HEILMEIER

Affirmative                                        5,276,712,546.15       94.910
Withheld                                             282,992,542.75        5.090
  TOTAL                                            5,559,705,088.90      100.000

ABIGAIL P. JOHNSON

Affirmative                                        5,265,412,678.20       94.707
Withheld                                             294,292,410.70        5.293
  TOTAL                                            5,559,705,088.90      100.000

EDWARD C. JOHNSON 3D

Affirmative                                        5,252,813,997.03       94.480
Withheld                                             306,891,091.87        5.520
  TOTAL                                            5,559,705,088.90      100.000

DONALD J. KIRK

Affirmative                                        5,268,337,458.03       94.759
Withheld                                             291,367,630.87        5.241
  TOTAL                                            5,559,705,088.90      100.000

MARIE L. KNOWLES

Affirmative                                        5,278,993,264.93       94.951
Withheld                                             280,711,823.97        5.049
  TOTAL                                            5,559,705,088.90      100.000

NED C. LAUTENBACH

Affirmative                                        5,280,591,428.18       94.980
Withheld                                             279,113,660.72        5.020
  TOTAL                                            5,559,705,088.90      100.000

MARVIN L. MANN

Affirmative                                        5,266,769,335.50       94.731
Withheld                                             292,935,753.40        5.269
  TOTAL                                            5,559,705,088.90      100.000

WILLIAM O. MCCOY

Affirmative                                        5,270,804,685.62       94.804
Withheld                                             288,900,403.28        5.196
  TOTAL                                            5,559,705,088.90      100.000

ROBERT L. REYNOLDS

Affirmative                                        5,279,190,479.65       94.955
Withheld                                             280,514,609.25        5.045
  TOTAL                                            5,559,705,088.90      100.000

CORNELIA M. SMALL (B)

Affirmative                                        5,276,074,654.01       94.898
Withheld                                             283,630,434.89        5.102
  TOTAL                                            5,559,705,088.90      100.000

WILLIAM S. STAVROPOULOS

Affirmative                                        5,278,183,775.21       94.936
Withheld                                             281,521,313.69        5.064
  TOTAL                                            5,559,705,088.90      100.000

(A)     Denotes trust-wide proposals and voting results.

(B)     Effective January 1, 2005.

MID CAP PORTFOLIO                      34

                                       35                          Annual Report

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, MA

INVESTMENT MANAGER AND DISTRIBUTOR
ING Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, Massachusetts 02110

FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FINANCIAL ADVISERS, LLC AT (800) 262-3862. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. INFORMATION REGARDING HOW THE PORTFOLIOS VOTED PROXIES RELATED TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE ON THE PORTFOLIOS' WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

(ING FUNDS LOGO)                                    VPAR-FASLS     (1204-022204)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert through December 31, 2004, as defined in Item 3 of Form N-CSR. Mr. Kenny is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $273,600 for year ended December 31, 2004 and $206,750 for year ended December 31, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

       None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $48,900 in the year ended December 31, 2004 and $57,750 in the year ended December 31, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

       None

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                          AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during the Pre-Approval Period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

SERVICE

                                                                 THE FUND(S)        FEE RANGE
--------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services         /X/         As presented to
associated with audit services)                                                 Audit Committee(1)

Services associated with SEC registration statements, periodic       /X/          Not to exceed
reports and other documents filed with the SEC or other                         $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or       /X/          Not to exceed
disclosure treatment of transactions or events and/or the                         $8,000 during
actual or potential effect of final or proposed rules,                           the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                         Period
Standards Board, or other regulatory or standard setting
bodies.

----------
(1) For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors' Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

                                                 THE
                                               FUND(S)   FUND AFFILIATES       FEE RANGE
---------------------------------------------------------------------------------------------
Services related to Fund mergers                 /X/           /X/           Not to exceed
                                                                           $10,000 per merger

Consultations by Fund management with respect    /X/           / /           Not to exceed
to accounting or disclosure treatment of                                       $5,000 per
transactions or events and/or the actual or                                occurrence during
potential effect of final or proposed rules,                                the Pre-Approval
standards or interpretations by the SEC,                                         Period
Financial Accounting Standards Board, or
other regulatory or standard setting bodies.
[NOTE:  Under SEC rules some consultations
may be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial       /X/           / /            Not to exceed
statements                                                                   $5,000 for each
                                                                            set of financial
                                                                               statements

Reports to regulatory or government agencies     /X/           / /          Up to $5,000 per
related to the annual engagement                                           occurrence during
                                                                            the Pre-Approval
                                                                                 Period

Regulatory compliance assistance                 /X/           /X/           Not to exceed
                                                                           $5,000 per quarter

Training courses                                 /X/           /X/           Not to exceed
                                                                            $2,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

                                                                  FUND
                                                 THE FUND(S)   AFFILIATES        FEE RANGE
------------------------------------------------------------------------------------------------
Preparation of federal and state income tax          /X/          / /          As presented to
returns and federal excise tax returns for the                               Audit Committee(2)
Funds including assistance and review with
excise tax distributions.

Review of IRC Sections 851(b) and 817(h)             /X/          / /         As presented to
diversification testing on a real-time basis                                Audit Committee(2)

Review of year-end reporting for 1099's              /X/          / /         As presented to
                                                                            Audit Committee(2)

Tax assistance and advice regarding statutory,       /X/          /X/          Not to exceed
regulatory or administrative developments                                     $5,000 for the
                                                                             Funds or for the
                                                                             Funds' investment
                                                                              adviser during
                                                                             the Pre-Approval
                                                                                  Period

International tax services (e.g., Taiwan and         /X/          / /          Not to exceed
India)                                                                        $5,000 per Fund
                                                                                during the
                                                                             Pre-Approval Period

Tax training courses                                 /X/          /X/          Not to exceed
                                                                             $2,000 per course
                                                                                during the
                                                                             Pre-Approval Period

Loan Staff Services                                  /X/          /X/         Not to exceed
                                                                             $15,000 during
                                                                            the Pre-Approval
                                                                                 Period

----------
(2) For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors' Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

                                                                  FUND
                                                 THE FUND(S)   AFFILIATES        FEE RANGE
------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers            /X/          / /          Not to exceed
                                                                             $8,000 per merger
                                                                                 during the
                                                                             Pre-Approval Period

Other tax-related assistance and consultation,       /X/          / /          Not to exceed
including, without limitation, assistance in                                  $25,000 during
evaluating the tax treatment of swaps,                                        the Pre-Approval
swaptions, mortgage-backed securities and                                          Period
other derivatives.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

                                                 THE FUND(S)   FUND AFFILIATES      FEE RANGE
------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share             / /            /X/           Not to exceed
12b-1 programs                                                                    $25,000 during
                                                                                       the
                                                                                   Pre-Approval
                                                                                      Period

Appendix E

Prohibited Non-Audit Services
Dated:    2004

   - Bookkeeping or other services related to the accounting records or financial statements of the Funds

   -  Financial information systems design and implementation

   - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   -  Actuarial services

   -  Internal audit outsourcing services

   -  Management functions

   -  Human resources

   -  Broker-dealer, investment adviser, or investment banking services

   -  Legal services

   -  Expert services unrelated to the audit

   - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

                                    EXHIBIT A

ING Alger Aggressive Growth Portfolio
ING Alger Capital Appreciation Portfolio
ING Alger Growth Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Aeltus Enhanced Index Portfolio
ING Goldman Sachs Capital Growth Portfolio
ING Goldman Sachs Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING MFS Global Growth Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING OpCap Balanced Value Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Allocation Portfolio
ING Van Kampen Comstock Portfolio

(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

       100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

       Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $476,230 for year ended December 31, 2004 and $389,773 for fiscal year ended December 31, 2003.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

   (3) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.
              ------------------


By /s/ James M. Hennessy
  --------------------------------------------
      James M. Hennessy
      President and Chief Executive Officer

Date: March 7, 2005
     -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ James M. Hennessy
  --------------------------------------------
      James M. Hennessy
      President and Chief Executive Officer

Date: March 7, 2005
     -----------------------------------------


By /s/ Michael J. Roland
  --------------------------------------------
      Michael J. Roland
      Executive Vice President and Chief Financial Officer


Date: March 7, 2005
     -----------------------------------------

                                        4